UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-21265

                             PowerShares Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                         Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Andrew Schlossberg

President

3500 Lacey Road

                             Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:             800-983-0903

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2015

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

April 30, 2015

2015 Annual Report to Shareholders

DWAQ	PowerShares DWA NASDAQ Momentum Portfolio

PWC	PowerShares Dynamic Market Portfolio

PRF	PowerShares FTSE RAFI US 1000 Portfolio

PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

2

The Market Environment

Domestic Equity

Slow and steady improvement in the US economy and continued low interest rates led the US equity market higher during the fiscal year ended April 30, 2015. As the US economy continued along a slow growth path, the US Federal Reserve steadily reduced its asset purchase program, finally ending all purchases in October 2014. The reporting period began with corporate earnings bouncing back from a weather-related downturn resulting from an unusually harsh winter that negatively affected consumer spending. Stocks generally rallied through the summer of 2014 despite political upheaval in Ukraine and signs of economic sluggishness in China. In mid-September, as investors wrestled with evidence that economic growth appeared to be stronger in the US than in the rest of the world, the price of oil began a sharp and prolonged decline, causing US equities to fall. US equities recovered before the end of calendar year 2014, however. As calendar year 2015 began, investors were generally heartened by positive US economic data, but there was concern that if Greece failed to reach an agreement with the eurozone on a financial bailout plan, the repercussions would be felt more broadly. On balance, however, the general trend for US equities was positive.

3

DWAQ	Manager’s Analysis
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

As an index fund, the PowerShares DWA NASDAQ Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright NASDAQ Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes companies in the Index pursuant to a proprietary methodology that is designed to identify companies that demonstrate powerful relative strength characteristics based upon their market performance. The Index Provider ranks a starting universe of approximately 1,000 equity securities traded on The NASDAQ Stock Market, LLC that have the largest market capitalizations using a proprietary methodology based upon each security’s market performance to determine each security’s “momentum” score. A “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. Each security’s score is based on intermediate and long-term upward price movements relative to a representative market benchmark and the other eligible securities. The Index Provider identifies 100 securities with the highest momentum score to include in the Index. Securities with larger momentum scores receive greater weight within the Index. The Index is rebalanced and reconstituted quarterly, but no changes are made to the Index between these quarterly rebalance dates. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 16.76%. On a net asset value (“NAV”) basis, the Fund returned 16.66%. During the same time period, the Index returned 17.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the NASDAQ Composite Index-PI, (the “Benchmark Index”) returned 20.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,570 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the information technology sector relative to the Benchmark Index.

For the fiscal year ended April 30, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector (no longer held).

Positions that contributed most significantly to the Fund’s return included Dyax Corp., a health care company (portfolio average weight of 1.08%), and Apple, Inc., an information technology company (portfolio average weight of 3.17%). Positions that detracted most significantly from the Fund’s return included GT Advanced Technologies Inc., an information technology company (no longer held at fiscal year-end), and Trinity Biotech Plc Sponsored ADR Class A, a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Health Care	36.4
Information Technology	21.9
Consumer Discretionary	15.5
Industrials	10.5
Financials	9.7
Consumer Staples	3.1
Energy	2.2
Telecommunication Services	0.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

4

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Apple, Inc.	3.1
Jazz Pharmaceuticals PLC	3.0
Gilead Sciences, Inc.	2.9
Henry Schein, Inc.	2.7
Regeneron Pharmaceuticals, Inc.	2.5
Cerner Corp.	2.2
Papa John’s International, Inc.	2.1
Credit Acceptance Corp.	2.0
Dyax Corp.	2.0
BofI Holding, Inc.	1.9
Total	24.4

5

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Blended-Dorsey Wright NASDAQ Technical LeadersTM Index††	17.42%	15.19%	52.83%	12.03%	76.49%	6.83%	93.62%	9.34%	191.97%
NASDAQ Composite Index-PI	20.10	17.50	62.21	14.96	100.77	9.91	157.15	10.62	235.57
Fund
NAV Return	16.66	14.31	49.35	11.23	70.27	6.18	82.07	8.63	170.15
Market Price Return	16.76	14.34	49.48	11.24	70.36	6.18	82.09	8.63	169.96

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.92% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright NASDAQ Technical LeadersTM Index performance is comprised of the performance of the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

PI —	Price Only, and does not reflect dividends paid by the holdings in the Benchmark Index

6

PWC	Manager’s Analysis
PowerShares Dynamic Market Portfolio (PWC)

As an index fund, the PowerShares Dynamic Market Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes stocks that, based upon its rankings, it believes possess the greatest investment potential for the Index. The Index uses market-like sector weightings and market-capitalization groupings in seeking to produce a sector and size dispersion similar to the overall broad market. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider ranks companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, and then sorts them based on their cumulative score on the above criteria. The Index Provider divides the universe of stocks into ten economic sectors and divides each sector into two market-capitalization groupings: large and mid/small. The Index includes 100 companies from the top of each sector and size category. The Index Provider selects a defined number of the top ranked large and mid/small stocks within each sector. The number of stocks selected within a sector is predetermined and based on the percentage of the overall market represented by such sector. The Index Provider allocates 70% of the Index weighting to 30 large-capitalization stocks across the sectors and 30% of the Index weighting to 70 mid/small-capitalization stocks across the sectors. The Index Provider equally weights stock within their size groups. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 5.49%. On a net asset value (“NAV”) basis, the Fund returned 5.58%. During the same time period, the Index returned 6.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 12.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar broad U.S. equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the broad U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to allocation among, and stock selection within, the energy sector, as well as stock selection in the information technology, consumer discretionary, and financials sectors.

For the fiscal year ended April 30, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Skyworks Solutions, Inc., an information technology company (portfolio average weight of 2.09%), and Southwest Airlines Co., an industrials company (portfolio average weight of 2.49%). Positions that detracted most significantly from the Fund’s return included Halliburton Co., an energy company (no longer held at fiscal year-end), and Cameron International Corp., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Information Technology	19.6
Financials	14.5
Health Care	14.3
Consumer Discretionary	13.5
Industrials	10.9
Energy	9.4
Consumer Staples	9.0
Materials	3.8
Utilities	2.9
Telecommunication Services	2.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

7

PowerShares Dynamic Market Portfolio (PWC) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Kroger Co. (The)	3.2
CVS Health Corp.	3.1
Tesoro Corp.	3.1
Valero Energy Corp.	3.1
Skyworks Solutions, Inc.	3.0
Apple, Inc.	2.8
AmerisourceBergen Corp.	2.8
Eastman Chemical Co.	2.7
Qorvo, Inc.	2.7
Hewlett-Packard Co.	2.7
Total	29.2

8

PowerShares Dynamic Market Portfolio (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	6.37%	18.53%	66.51%	14.91%	100.33%	8.27%	121.33%	10.48%	230.45%
S&P 500® Index	12.98	16.73	59.05	14.33	95.31	8.32	122.39	9.30	190.74
Fund
NAV Return	5.58	17.67	62.93	14.11	93.49	7.65	109.06	9.78	206.38
Market Price Return	5.49	17.66	62.88	14.09	93.32	7.66	109.09	9.77	206.09

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PRF	Manager’s Analysis
PowerShares FTSE RAFI US 1000 Portfolio (PRF)

As an index fund, the PowerShares FTSE RAFI US 1000 Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

FTSE International Limited and Research Affiliates, LLC (collectively, the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects its components from the universe of stocks of companies that are incorporated in the United States. The Index is designed to track the performance of the largest U.S. equity stocks based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index Provider ranks the universe of companies by equally weighting each fundamental measure. It then takes 1,000 stocks with the highest fundamental weight and assigns a weight equal to its investable RAFI fundamental value, rather than their market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 10.23%. On a net asset value (“NAV”) basis, the Fund returned 10.19%. During the same time period, the Index returned 10.61%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 13.00%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. equity large cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed to the Fund’s underweighted allocation to the information technology sector.

For the fiscal year ended April 30, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 1.32%), and Microsoft Corp., an information technology company (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return included Exxon Mobil Corp., an energy company (portfolio average weight of 2.89%), and Chevron Corp., an energy company (portfolio average weight of 2.01%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	21.2
Energy	12.6
Information Technology	11.8
Consumer Discretionary	11.4
Industrials	10.6
Health Care	10.2
Consumer Staples	9.3
Utilities	5.0
Materials	4.0
Telecommunication Services	3.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Exxon Mobil Corp.	3.0
Chevron Corp.	2.1
AT&T, Inc.	2.0
JPMorgan Chase & Co.	1.9
General Electric Co.	1.8
Wells Fargo & Co.	1.5
Bank of America Corp.	1.4
Citigroup, Inc.	1.4
Berkshire Hathaway, Inc., Class B	1.4
Verizon Communications, Inc.	1.4
Total	17.9

10

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI US 1000 Index	10.61%	18.29%	65.51%	14.34%	95.45%	9.20%	128.00%
Russell 1000® Index	13.00	16.95	59.96	14.47	96.53	8.00	105.62
Fund
NAV Return	10.19	17.84	63.65	13.91	91.78	8.73	118.87
Market Price Return	10.23	17.84	63.64	13.89	91.63	8.75	119.37

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PRFZ	Manager’s Analysis
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

As an index fund, the PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI US 1500 Small-Mid Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

FTSE International Limited and Research Affiliates, LLC (collectively, the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects the components from the universe of stocks of companies that are incorporated in the United States. The Index is designed to track the performance of small and medium-sized U.S. equity stocks based on four fundamental measures of firm size: book value, cash flow, sales and dividends. The Index Provider calculates an overall weight for each company by equally weighting each fundamental measure and excluding dividends from the average for companies that have never paid dividends. The Index Provider then excludes the equities with a fundamental weight ranking of 1 through 1,000 and instead includes the equities with a fundamental weight ranking of 1,001 through 2,500. Finally, the Index Provider assigns a weight to each of these 1,500 stocks by their investable RAFI fundamental value rather than their market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 8.78%. On a net asset value (“NAV”) basis, the Fund returned 8.80%. During the same time period, the Index returned 9.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, offset by revenues received from the securities lending program in which the Fund participates.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 9.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a U.S. equity small cap stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap stock market.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the health care sector during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight position in the health care sector.

For the fiscal year ended April 30, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return included Matson, Inc., an industrials company (portfolio average weight of 0.73%), and Pantry, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Stone Energy Corp., an energy company (no longer held at fiscal year-end), and Energy XXI Ltd., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	22.3
Consumer Discretionary	17.3
Information Technology	17.1
Industrials	16.3
Energy	7.6
Health Care	7.2
Materials	5.7
Consumer Staples	3.4
Utilities	1.6
Telecommunication Services	1.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
GrafTech International Ltd.	0.2
Life Time Fitness, Inc.	0.2
ScanSource, Inc.	0.2
Global Payments, Inc.	0.2
ARRIS Group, Inc.	0.2
Ulta Salon, Cosmetics & Fragrance, Inc.	0.2
Sohu.com, Inc.	0.2
IAC/InterActiveCorp.	0.2
Tetra Tech, Inc.	0.2
Regeneron Pharmaceuticals, Inc.	0.2
Total	2.0

12

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
FTSE RAFI US 1500 Small-Mid Index	9.05%	17.59%	62.59%	13.15%	85.50%	10.08%	128.67%
Russell 2000® Index	9.71	15.87	55.58	12.73	82.03	7.53	86.81
Fund
NAV Return	8.80	17.33	61.50	12.90	83.46	9.81	123.83
Market Price Return	8.78	17.32	61.49	12.91	83.54	9.81	123.85

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.42% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

Schedule of Investments(a)

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—15.5%
1,168	Charter Communications, Inc., Class A(b)	$218,486
1,919	Cracker Barrel Old Country Store, Inc.	254,229
15,972	Denny’s Corp.(b)	166,269
2,447	DISH Network Corp., Class A(b)	165,564
2,191	Expedia, Inc., Class A	206,458
4,193	Fiesta Restaurant Group, Inc.(b)	211,956
2,328	G-III Apparel Group Ltd.(b)	258,827
2,039	Jack in the Box, Inc.	176,924
1,680	O’Reilly Automotive, Inc.(b)	365,954
10,374	Papa John’s International, Inc.	636,652
7,253	Popeyes Louisiana Kitchen, Inc.(b)	403,847
2,257	Red Robin Gourmet Burgers, Inc.(b)	169,478
3,937	Ross Stores, Inc.	389,291
16,162	Ruth’s Hospitality Group, Inc.	235,157
6,387	Sonic Corp.	182,988
4,915	Texas Roadhouse, Inc.	165,144
5,131	Tractor Supply Co.	441,574

		4,648,798

	Consumer Staples—3.1%
33,096	Fairway Group Holdings Corp., Class A(b)	175,740
4,830	Hain Celestial Group, Inc. (The)(b)	290,959
1,769	J & J Snack Foods Corp.	184,560
5,640	Whole Foods Market, Inc.	269,366

		920,625

	Energy—2.2%
2,689	Diamondback Energy, Inc.(b)	222,031
13,763	Green Plains, Inc.	428,580

		650,611

	Financials—9.7%
10,948	Bank of the Ozarks, Inc.	424,345
6,139	BofI Holding, Inc.(b)	563,622
2,554	Credit Acceptance Corp.(b)	603,255
6,495	E*TRADE Financial Corp.(b)	186,991
5,943	East West Bancorp, Inc.	241,226
6,044	MarketAxess Holdings, Inc.	518,877
4,071	Pinnacle Financial Partners, Inc.	193,983
5,177	PrivateBancorp, Inc.	191,911

		2,924,210

	Health Care—36.4%
3,602	ABIOMED, Inc.(b)	227,718
5,773	Acadia Healthcare Co., Inc.(b)	395,450
14,817	Affymetrix, Inc.(b)	179,730
2,865	Alkermes PLC(b)	158,635
3,643	AMAG Pharmaceuticals, Inc.(b)	185,684
4,975	Anacor Pharmaceuticals, Inc.(b)	262,133
1,309	Atrion Corp.	425,229
846	Biogen, Inc.(b)	316,345
1,571	Celgene Corp.(b)	169,762
5,904	Celldex Therapeutics, Inc.(b)	141,696
9,121	Cerner Corp.(b)	654,979
6,643	DexCom, Inc.(b)	448,868
24,628	Dyax Corp.(b)	588,855
1,963	Endo International PLC(b)	165,020
8,632	Gilead Sciences, Inc.(b)	867,602
5,926	Henry Schein, Inc.(b)	812,455
2,588	ICON PLC (Ireland)(b)	166,512

Number of Shares		Value
	Common Stocks (continued)
	Health Care (continued)
1,577	IDEXX Laboratories, Inc.(b)	$197,708
1,625	Illumina, Inc.(b)	299,406
3,585	Incyte Corp.(b)	348,319
5,077	Jazz Pharmaceuticals PLC(b)	907,260
52,353	MiMedx Group, Inc.(b)	492,118
3,997	Mylan NV(b)	288,823
4,812	Natus Medical, Inc.(b)	181,461
7,663	Neurocrine Biosciences, Inc.(b)	261,232
29,832	Novavax, Inc.(b)	230,601
1,665	Regeneron Pharmaceuticals, Inc.(b)	761,671
10,918	Spectranetics Corp. (The)(b)	280,047
1,102	United Therapeutics Corp.(b)	175,978
1,397	Vertex Pharmaceuticals, Inc.(b)	172,222
5,206	Zeltiq Aesthetics, Inc.(b)	159,824

		10,923,343

	Industrials—10.5%
1,023	Allegiant Travel Co.	157,297
1,000	AMERCO	322,040
3,542	American Woodmark Corp.(b)	179,580
4,631	Apogee Enterprises, Inc.	243,683
7,099	ArcBest Corp.	253,434
6,460	Astronics Corp.(b)	434,823
4,035	Avis Budget Group, Inc.(b)	218,455
7,920	H&E Equipment Services, Inc.	195,782
10,442	JetBlue Airways Corp.(b)	214,374
3,298	Middleby Corp. (The)(b)	334,219
3,305	Multi-Color Corp.	207,488
2,887	Old Dominion Freight Line, Inc.(b)	205,352
2,864	Spirit Airlines, Inc.(b)	196,098

		3,162,625

	Information Technology—21.9%
2,702	Ambarella, Inc.(b)	197,651
7,309	Apple, Inc.	914,721
2,102	Avago Technologies Ltd. (Singapore)	245,682
3,738	comScore, Inc.(b)	195,722
983	CoStar Group, Inc.(b)	200,955
6,032	Ebix, Inc.	164,613
3,896	Electronic Arts, Inc.(b)	226,319
2,446	Facebook, Inc., Class A(b)	192,671
8,898	Integrated Device Technology, Inc.(b)	161,855
4,361	Intuit, Inc.	437,539
3,145	LogMeIn, Inc.(b)	201,846
8,091	Manhattan Associates, Inc.(b)	425,263
3,573	Monolithic Power Systems, Inc.	185,189
3,430	NXP Semiconductors NV (Netherlands)(b)	329,692
23,922	PDF Solutions, Inc.(b)	432,270
4,194	Proofpoint, Inc.(b)	226,392
4,613	Qualys, Inc.(b)	228,436
5,541	Skyworks Solutions, Inc.	511,157
3,850	SPS Commerce, Inc.(b)	251,251
2,878	SS&C Technologies Holdings, Inc.	173,169
5,560	Super Micro Computer, Inc.(b)	159,961
2,132	Synaptics, Inc.(b)	180,623
4,327	Virtusa Corp.(b)	172,215
1,783	Western Digital Corp.	174,270

		6,589,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks (continued)
	Telecommunication Services—0.7%
1,842	SBA Communications Corp., Class A(b)	$213,341

	Total Common Stocks (Cost $26,586,076)	30,033,015

	Money Market Fund—0.3%
75,896	Invesco Premier Portfolio—Institutional Class(c) (Cost $75,896)	75,896

	Total Investments (Cost $26,661,972)—100.3%	30,108,911
	Other assets less liabilities—(0.3)%	(85,713)

	Net Assets—100.0%	$30,023,198

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Schedule of Investments(a)

PowerShares Dynamic Market Portfolio (PWC)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.5%
57,257	1-800-FLOWERS.COM, Inc., Class A(b)	$605,206
28,674	American Axle & Manufacturing Holdings, Inc.(b)	714,843
12,018	Brinker International, Inc.	665,437
18,774	Cooper Tire & Rubber Co.	797,707
62,082	Denny’s Corp.(b)	646,274
52,313	Dollar Tree, Inc.(b)	3,997,236
724	Graham Holdings Co., Class B	740,601
56,260	Lowe’s Cos., Inc.	3,874,064
10,065	Murphy USA, Inc.(b)	657,546
43,865	Penn National Gaming, Inc.(b)	705,349
20,658	ServiceMaster Global Holdings, Inc.(b)	713,940
89,175	Starbucks Corp.	4,421,297
21,497	Starz, Class A(b)	845,477
19,666	Whirlpool Corp.	3,453,350

		22,838,327

	Consumer Staples—9.0%
9,615	Bunge Ltd.	830,447
52,995	CVS Health Corp.	5,261,873
22,333	Fresh Del Monte Produce, Inc.	824,758
18,186	Ingles Markets, Inc., Class A	761,266
77,366	Kroger Co. (The)	5,331,291
28,667	Pilgrim’s Pride Corp.	708,075
196	Seaboard Corp.(b)	705,600
79,592	SUPERVALU, Inc.(b)	699,614

		15,122,924

	Energy—9.4%
51,266	Cheniere Energy Partners LP Holdings LLC	1,297,030
29,271	Dominion Midstream Partners LP(b)	1,195,720
67,689	Rosetta Resources, Inc.(b)	1,545,340
60,982	Tesoro Corp.	5,234,085
74,403	Transocean Ltd.	1,400,265
90,786	Valero Energy Corp.	5,165,723

		15,838,163

	Financials—14.5%
11,472	AmTrust Financial Services, Inc.	682,240
13,486	Aspen Insurance Holdings Ltd.	630,201
23,316	Assured Guaranty Ltd.	605,983
30,080	CME Group, Inc., Class A	2,734,573
26,212	Employers Holdings, Inc.	639,835
9,727	Endurance Specialty Holdings Ltd.	587,316
3,485	Everest Re Group Ltd.	623,502
29,900	Fidelity & Guaranty Life	669,162
17,651	First American Financial Corp.	614,078
78,583	FNF Group	2,828,202
27,457	Investment Technology Group, Inc.(b)	782,250
47,087	JPMorgan Chase & Co.	2,978,724
50,061	Lincoln National Corp.	2,827,946
12,327	NASDAQ OMX Group, Inc. (The)	599,462
8,276	Navigators Group, Inc. (The)(b)	645,942
36,394	St. Joe Co. (The)(b)	635,075
26,857	Travelers Cos., Inc. (The)	2,715,511
65,298	Voya Financial, Inc.	2,764,717

		24,564,719

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care—14.3%
40,700	AmerisourceBergen Corp.	$4,652,010
14,984	Anacor Pharmaceuticals, Inc.(b)	789,507
28,558	Anthem, Inc.	4,310,259
5,130	athenahealth, Inc.(b)	629,246
10,605	Centene Corp.(b)	657,404
5,595	Chemed Corp.	644,824
34,385	Cigna Corp.	4,285,746
31,441	Edwards Lifesciences Corp.(b)	3,982,003
11,365	Health Net, Inc.(b)	598,367
20,984	Inovalon Holdings, Inc., Class A(b)	529,846
10,445	Lannett Co., Inc.(b)	600,587
10,234	Molina Healthcare, Inc.(b)	606,160
93,379	PDL BioPharma, Inc.	622,838
16,912	Prestige Brands Holdings, Inc.(b)	663,796
12,233	VCA, Inc.(b)	623,516

		24,196,109

	Industrials—10.9%
11,280	Alaska Air Group, Inc.	722,597
93,264	American Airlines Group, Inc.	4,503,252
11,844	Avis Budget Group, Inc.(b)	641,234
16,255	Con-way, Inc.	668,081
41,767	JetBlue Airways Corp.(b)	857,477
21,717	Knight Transportation, Inc.	627,621
34,515	L-3 Communications Holdings, Inc.	3,966,119
10,516	Multi-Color Corp.	660,194
49,244	RPX Corp.(b)	766,237
103,315	Southwest Airlines Co.	4,190,456
14,590	Spirit AeroSystems Holdings, Inc., Class A(b)	742,485

		18,345,753

	Information Technology—19.6%
37,270	Apple, Inc.	4,664,340
20,543	Blackbaud, Inc.	1,038,038
24,785	CDW Corp.	949,761
76,573	Flextronics International Ltd.(b)	882,504
137,419	Hewlett-Packard Co.	4,530,704
45,188	Integrated Device Technology, Inc.(b)	821,970
17,641	InterDigital, Inc.	965,316
42,452	Jabil Circuit, Inc.	956,019
58,291	Kulicke & Soffa Industries, Inc. (Singapore)(b)	880,777
58,061	Lam Research Corp.	4,388,250
34,788	OmniVision Technologies, Inc.(b)	970,411
68,987	Qorvo, Inc.(b)	4,546,933
41,087	Sanmina Corp.(b)	835,299
17,057	Science Applications International Corp.	854,556
54,560	Skyworks Solutions, Inc.	5,033,160
23,281	Tessera Technologies, Inc.	840,677

		33,158,715

	Materials—3.8%
33,919	Century Aluminum Co.(b)	437,216
60,491	Eastman Chemical Co.	4,610,624
45,092	Mercer International, Inc.(b)	644,816
26,867	United States Steel Corp.	645,345

		6,338,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

PowerShares Dynamic Market Portfolio (PWC) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—2.1%
33,212	CenturyLink, Inc.	$1,194,303
37,501	Iridium Communications, Inc.(b)	381,385
14,122	Telephone & Data Systems, Inc.	377,199
38,069	T-Mobile US, Inc.(b)	1,295,869
79,133	Vonage Holdings Corp.(b)	366,386

		3,615,142

	Utilities—2.9%
45,689	Duke Energy Corp.	3,544,096
30,336	Empire District Electric Co. (The)	715,019
13,504	SCANA Corp.	715,442

		4,974,557

	Total Common Stocks and Other Equity Interests (Cost $163,323,403)	168,992,410

	Money Market Fund—0.1%
102,293	Invesco Premier Portfolio—Institutional Class(c) (Cost $102,293)	102,293

	Total Investments (Cost $163,425,696)—100.1%	169,094,703
	Other assets less liabilities—(0.1)%	(144,494)

	Net Assets—100.0%	$168,950,209

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Schedule of Investments(a)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—11.4%
25,255	Aaron’s, Inc.	$858,670
45,574	Abercrombie & Fitch Co., Class A	1,024,504
9,055	Advance Auto Parts, Inc.	1,294,865
22,768	Amazon.com, Inc.(b)	9,603,087
90,853	American Eagle Outfitters, Inc.	1,445,471
15,953	ANN INC.(b)	603,981
53,743	Apollo Education Group, Inc., Class A(b)	902,076
54,291	Aramark	1,668,362
9,253	Asbury Automotive Group, Inc.(b)	777,530
59,169	Ascena Retail Group, Inc.(b)	886,943
21,609	Autoliv, Inc. (Sweden)	2,565,420
30,103	AutoNation, Inc.(b)	1,852,840
3,965	AutoZone, Inc.(b)	2,667,097
29,747	Barnes & Noble, Inc.(b)	651,459
45,594	Bed Bath & Beyond, Inc.(b)	3,212,553
157,946	Best Buy Co., Inc.	5,472,829
25,215	Big Lots, Inc.	1,149,048
28,294	Bloomin’ Brands, Inc.	641,142
28,568	BorgWarner, Inc.	1,691,226
11,839	Brinker International, Inc.	655,525
11,588	Brunswick Corp.	579,864
20,333	Burlington Stores, Inc.(b)	1,048,573
11,896	Cabela’s, Inc.(b)	627,395
79,065	Cablevision Systems Corp., Class A	1,579,719
61,497	Caesars Entertainment Corp.(b)(c)	583,607
39,644	CarMax, Inc.(b)	2,700,153
119,460	Carnival Corp.	5,252,656
87,738	CBS Corp., Class B	5,451,162
12,629	Charter Communications, Inc., Class A(b)	2,362,381
32,218	Chico’s FAS, Inc.	543,195
1,497	Chipotle Mexican Grill, Inc.(b)	930,146
23,381	Cinemark Holdings, Inc.	996,732
58,448	Coach, Inc.	2,233,298
426,794	Comcast Corp., Class A	24,651,621
82,561	Comcast Corp., Special Class A	4,754,688
23,539	Cooper Tire & Rubber Co.	1,000,172
36,808	CST Brands, Inc.	1,535,262
46,129	D.R. Horton, Inc.	1,171,677
55,104	Dana Holding Corp.	1,188,593
39,180	Darden Restaurants, Inc.	2,498,509
37,296	Delphi Automotive PLC (United Kingdom)	3,095,568
16,061	DeVry Education Group, Inc.	485,685
17,933	Dick’s Sporting Goods, Inc.	973,045
8,312	Dillard’s, Inc., Class A	1,093,776
109,379	DIRECTV(b)	9,921,222
23,520	Discovery Communications, Inc., Class A(b)	761,107
44,945	Discovery Communications, Inc., Class C(b)	1,358,687
29,378	DISH Network Corp., Class A(b)	1,987,715
46,792	Dollar General Corp.	3,402,246
24,865	Dollar Tree, Inc.(b)	1,899,935
16,008	DSW, Inc., Class A	580,610
10,483	Expedia, Inc., Class A	987,813
20,871	Family Dollar Stores, Inc.	1,630,860
30,314	Foot Locker, Inc.	1,802,167
1,649,995	Ford Motor Co.	26,069,921
9,902	Fossil Group, Inc.(b)	831,570

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
50,513	GameStop Corp., Class A(c)	$1,946,771
57,234	Gannett Co., Inc.	1,964,271
64,037	Gap, Inc. (The)	2,538,427
27,609	Garmin Ltd.	1,247,651
618,191	General Motors Co.	21,673,776
8,726	Genesco, Inc.(b)	589,790
41,230	Gentex Corp.	715,340
36,369	Genuine Parts Co.	3,267,755
13,474	GNC Holdings, Inc., Class A	580,056
114,709	Goodyear Tire & Rubber Co. (The)	3,253,721
1,379	Graham Holdings Co., Class B	1,410,620
11,566	Group 1 Automotive, Inc.	913,483
48,982	Guess?, Inc.	896,860
52,481	H&R Block, Inc.	1,587,025
32,739	Hanesbrands, Inc.	1,017,528
34,066	Harley-Davidson, Inc.	1,914,850
5,890	Harman International Industries, Inc.	767,938
25,597	Hasbro, Inc.	1,812,012
51,113	Hilton Worldwide Holdings, Inc.(b)	1,480,232
191,708	Home Depot, Inc. (The)	20,508,922
63,271	International Game Technology PLC (United Kingdom)(b)	1,288,198
79,363	Interpublic Group of Cos., Inc. (The)	1,653,925
306,579	J.C. Penney Co., Inc.(b)(c)	2,544,606
26,998	Jarden Corp.(b)	1,381,758
172,697	Johnson Controls, Inc.	8,700,475
66,771	Kohl’s Corp.	4,784,142
47,072	L Brands, Inc.	4,206,354
59,978	Las Vegas Sands Corp.	3,171,637
23,553	Lear Corp.	2,615,090
32,376	Leggett & Platt, Inc.	1,375,009
21,906	Lennar Corp., Class A	1,003,295
38,093	Liberty Global PLC, Series A (United Kingdom)(b)	1,986,169
103,211	Liberty Global PLC, Series C (United Kingdom)(b)	5,206,995
110,220	Liberty Interactive Corp., Class A(b)	3,169,927
23,552	Liberty Media Corp., Class A(b)	903,926
47,501	Liberty Media Corp., Class C(b)	1,802,663
43,560	Live Nation Entertainment, Inc.(b)	1,091,614
43,537	LKQ Corp.(b)	1,178,547
174,006	Lowe’s Cos., Inc.	11,982,053
100,913	Macy’s, Inc.	6,522,007
20,118	Marriott International, Inc., Class A	1,610,446
128,010	Mattel, Inc.	3,604,762
228,180	McDonald’s Corp.	22,030,779
11,997	Men’s Wearhouse, Inc. (The)	678,910
103,545	MGM Resorts International(b)	2,189,977
13,576	Michael Kors Holdings Ltd.(b)	839,811
10,237	Mohawk Industries, Inc.(b)	1,776,119
37,547	Murphy USA, Inc.(b)	2,452,946
1,829	Netflix, Inc.(b)	1,017,838
43,759	Newell Rubbermaid, Inc.	1,668,531
143,139	News Corp., Class A(b)	2,258,733
40,180	News Corp., Class B(b)	625,603
60,588	NIKE, Inc., Class B	5,988,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
29,664	Nordstrom, Inc.	$2,241,412
664	NVR, Inc.(b)	880,789
215,572	Office Depot, Inc.(b)	1,987,574
57,384	Omnicom Group, Inc.	4,347,412
9,855	O’Reilly Automotive, Inc.(b)	2,146,715
9,761	Outerwall, Inc.	648,423
3,961	Panera Bread Co., Class A(b)	722,803
18,419	Penske Automotive Group, Inc.	899,031
5,476	Polaris Industries, Inc.	749,993
2,666	Priceline Group, Inc. (The)(b)	3,300,001
44,465	PulteGroup, Inc.	858,174
13,951	PVH Corp.	1,441,836
11,918	Ralph Lauren Corp., Class A	1,589,980
29,471	Regal Entertainment Group, Class A(c)	648,362
41,728	Rent-A-Center, Inc.	1,235,149
23,979	Ross Stores, Inc.	2,371,044
29,274	Royal Caribbean Cruises Ltd.	1,992,388
23,972	Sally Beauty Holdings, Inc.(b)	748,166
10,436	Scripps Networks Interactive, Inc., Class A	729,059
58,463	Sears Holdings Corp.(b)(c)	2,335,012
36,434	SeaWorld Entertainment, Inc.	772,401
37,513	Service Corp. International	1,038,360
10,101	Signet Jewelers Ltd.	1,354,847
194,643	Sirius XM Holdings, Inc.(b)	768,840
12,744	Six Flags Entertainment Corp.	599,223
29,362	Sonic Automotive, Inc., Class A	685,603
338,098	Staples, Inc.	5,517,759
99,082	Starbucks Corp.	4,912,486
27,550	Starwood Hotels & Resorts Worldwide, Inc.	2,367,923
224,175	Target Corp.	17,671,715
25,220	Tenneco, Inc.(b)	1,474,109
17,820	Tiffany & Co.	1,558,894
122,473	Time Warner Cable, Inc.	19,047,001
226,974	Time Warner, Inc.	19,158,875
76,264	Time, Inc.	1,741,107
90,849	TJX Cos., Inc. (The)	5,863,394
22,673	Toll Brothers, Inc.(b)	805,798
8,835	Tractor Supply Co.	760,340
39,584	TRW Automotive Holdings Corp.(b)	4,158,695
10,505	Tupperware Brands Corp.	702,364
150,510	Twenty-First Century Fox, Inc., Class A	5,129,381
47,234	Twenty-First Century Fox, Inc., Class B	1,575,254
21,248	Urban Outfitters, Inc.(b)	850,770
40,947	VF Corp.	2,965,791
73,378	Viacom, Inc., Class B	5,096,102
19,650	Visteon Corp.(b)	1,992,510
196,171	Walt Disney Co. (The)	21,327,711
64,284	Wendy’s Co. (The)	650,554
19,424	Whirlpool Corp.	3,410,854
11,451	Williams-Sonoma, Inc.	841,992
18,405	Wyndham Worldwide Corp.	1,571,787
23,060	Wynn Resorts Ltd.	2,561,274
66,213	Yum! Brands, Inc.	5,691,669

		518,093,055

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples—9.3%
349,704	Altria Group, Inc.	$17,502,685
15,001	Andersons, Inc. (The)	640,393
306,730	Archer-Daniels-Midland Co.	14,992,962
367,603	Avon Products, Inc.	3,003,317
17,855	Brown-Forman Corp., Class B	1,611,057
102,743	Bunge Ltd.	8,873,913
41,397	Campbell Soup Co.	1,850,860
11,570	Casey’s General Stores, Inc.	950,823
15,937	Church & Dwight Co., Inc.	1,293,606
22,426	Clorox Co. (The)	2,379,399
761,378	Coca-Cola Co. (The)	30,881,492
54,381	Coca-Cola Enterprises, Inc.	2,415,060
131,502	Colgate-Palmolive Co.	8,847,455
138,589	ConAgra Foods, Inc.	5,009,992
16,766	Constellation Brands, Inc., Class A(b)	1,943,850
112,921	Costco Wholesale Corp.	16,153,349
244,883	CVS Health Corp.	24,314,433
44,608	Darling Ingredients, Inc.(b)	609,345
59,596	Dean Foods Co.	968,435
33,385	Dr Pepper Snapple Group, Inc.	2,489,853
10,563	Energizer Holdings, Inc.	1,443,117
21,419	Estee Lauder Cos., Inc. (The), Class A	1,741,151
37,404	Flowers Foods, Inc.	835,605
149,885	General Mills, Inc.	8,294,636
34,377	Herbalife Ltd.(b)(c)	1,427,333
19,696	Hershey Co. (The)	1,810,456
21,146	Hormel Foods Corp.	1,149,285
17,611	Ingredion, Inc.	1,398,313
23,758	J.M. Smucker Co. (The)	2,754,027
61,216	Kellogg Co.	3,876,809
8,231	Keurig Green Mountain, Inc.	957,841
82,341	Kimberly-Clark Corp.	9,031,984
95,393	Kraft Foods Group, Inc.	8,084,557
174,075	Kroger Co. (The)	11,995,508
64,763	Lorillard, Inc.	4,524,343
20,105	McCormick & Co., Inc.	1,513,907
16,947	Mead Johnson Nutrition Co.	1,625,556
30,480	Molson Coors Brewing Co., Class B	2,240,585
431,308	Mondelez International, Inc., Class A	16,549,288
5,573	Monster Beverage Corp.(b)	764,114
11,159	Nu Skin Enterprises, Inc., Class A(c)	631,041
296,246	PepsiCo, Inc.	28,178,920
375,965	Philip Morris International, Inc.	31,381,799
16,376	Pinnacle Foods, Inc.	664,047
604,349	Procter & Gamble Co. (The)	48,051,789
61,743	Reynolds American, Inc.	4,525,762
379,419	Rite Aid Corp.(b)	2,925,321
262,907	SUPERVALU, Inc.(b)	2,310,953
220,247	Sysco Corp.	8,155,746
8,755	TreeHouse Foods, Inc.(b)	711,431
106,739	Tyson Foods, Inc., Class A	4,216,191
10,705	United Natural Foods, Inc.(b)	722,159
16,671	Universal Corp.	784,037
165,124	Walgreens Boots Alliance, Inc.	13,693,733
584,404	Wal-Mart Stores, Inc.	45,612,732
16,035	WhiteWave Foods Co. (The)(b)	705,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
49,931	Whole Foods Market, Inc.	$2,384,705

		424,406,119

	Energy—12.6%
1,114,653	Alpha Natural Resources, Inc.(b)(c)	902,869
100,391	Anadarko Petroleum Corp.	9,446,793
180,125	Apache Corp.	12,320,550
809,949	Arch Coal, Inc.(b)(c)	789,052
25,584	Atwood Oceanics, Inc.	853,994
117,095	Baker Hughes, Inc.	8,016,324
49,807	Bill Barrett Corp.(b)	577,761
31,645	Cabot Oil & Gas Corp.	1,070,234
524,478	California Resources Corp.	4,877,645
65,530	Cameron International Corp.(b)	3,592,355
239,401	Chesapeake Energy Corp.(c)	3,775,354
874,967	Chevron Corp.	97,173,835
12,272	Cimarex Energy Co.	1,526,637
81,261	Cloud Peak Energy, Inc.(b)	527,384
13,362	Concho Resources, Inc.(b)	1,692,431
567,485	ConocoPhillips	38,543,581
67,466	CONSOL Energy, Inc.	2,191,296
113,565	Cosan Ltd., Class A (Brazil)	824,482
28,757	Delek US Holdings, Inc.	1,061,708
250,354	Denbury Resources, Inc.	2,205,619
117,865	Devon Energy Corp.	8,039,572
69,017	Diamond Offshore Drilling, Inc.(c)	2,309,999
11,361	Dresser-Rand Group, Inc.(b)	939,214
18,044	Energen Corp.	1,284,191
139,882	Energy XXI Ltd.(c)	611,284
147,838	Ensco PLC, Class A	4,033,021
66,801	EOG Resources, Inc.	6,609,959
20,608	EQT Corp.	1,853,484
28,026	Exterran Holdings, Inc.	1,038,924
1,555,336	Exxon Mobil Corp.	135,889,706
44,736	FMC Technologies, Inc.(b)	1,972,858
21,932	Golar LNG Ltd. (Bermuda)	789,442
205,227	Halliburton Co.	10,045,862
37,065	Helix Energy Solutions Group, Inc.(b)	610,831
24,717	Helmerich & Payne, Inc.	1,927,184
133,223	Hess Corp.	10,244,849
106,126	HollyFrontier Corp.	4,115,566
332,224	Key Energy Services, Inc.(b)	810,627
183,124	Kinder Morgan, Inc.	7,865,176
363,742	Marathon Oil Corp.	11,312,376
112,192	Marathon Petroleum Corp.	11,058,765
320,870	McDermott International, Inc.(b)	1,684,567
97,287	Murphy Oil Corp.	4,631,834
181,706	Nabors Industries Ltd.	3,034,490
139,423	National Oilwell Varco, Inc.	7,586,005
54,007	Newfield Exploration Co.(b)	2,119,235
153,474	Noble Corp. PLC(c)	2,656,635
71,699	Noble Energy, Inc.	3,636,573
257,418	Occidental Petroleum Corp.	20,619,182
18,863	Oceaneering International, Inc.	1,039,540
19,431	Oil States International, Inc.(b)	924,721
64,156	ONEOK, Inc.	3,085,904
258,169	Paragon Offshore PLC(c)	467,286

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
68,313	Patterson-UTI Energy, Inc.	$1,526,796
41,898	PBF Energy, Inc., Class A	1,189,065
338,106	Peabody Energy Corp.(c)	1,599,241
266,093	Phillips 66	21,103,836
12,843	Pioneer Natural Resources Co.	2,219,014
69,151	QEP Resources, Inc.	1,555,897
19,544	Range Resources Corp.	1,242,217
67,976	Rowan Cos. PLC, Class A	1,440,411
309,769	SandRidge Energy, Inc.(b)(c)	585,463
239,831	Schlumberger Ltd.	22,690,411
9,675	SEACOR Holdings, Inc.(b)	702,985
143,974	Seventy Seven Energy, Inc.(b)	729,948
17,878	SM Energy Co.	1,036,388
68,675	Southwestern Energy Co.(b)	1,924,960
168,574	Spectra Energy Corp.	6,279,381
37,227	Stone Energy Corp.(b)	635,465
77,344	Superior Energy Services, Inc.	1,972,272
7,499	Targa Resources Corp.	787,170
13,348	Teekay Corp. (Bermuda)	663,529
44,789	Tesoro Corp.	3,844,240
29,676	Tidewater, Inc.(c)	821,728
27,015	Unit Corp.(b)	941,203
275,335	Valero Energy Corp.	15,666,562
406,601	Weatherford International PLC(b)	5,916,045
24,412	Western Refining, Inc.	1,075,349
47,361	Whiting Petroleum Corp.(b)	1,795,456
100,634	Williams Cos., Inc. (The)	5,151,454
53,822	World Fuel Services Corp.	2,987,121
132,564	WPX Energy, Inc.(b)	1,822,755

		576,725,128

	Financials—21.2%
92,347	ACE Ltd.	9,880,206
5,135	Affiliated Managers Group, Inc.(b)	1,161,178
144,407	Aflac, Inc.	9,103,417
12,437	Alexandria Real Estate Equities, Inc. REIT	1,148,930
3,643	Alleghany Corp.(b)	1,725,033
31,672	Allied World Assurance Co. Holdings AG	1,302,986
138,258	Allstate Corp. (The)	9,631,052
362,990	Ally Financial, Inc.(b)	7,945,851
32,707	Ambac Financial Group, Inc.(b)	752,588
21,666	American Campus Communities, Inc. REIT	869,673
140,766	American Capital Agency Corp. REIT	2,904,706
22,361	American Equity Investment Life Holding Co.	602,629
171,621	American Express Co.	13,292,046
29,491	American Financial Group, Inc.	1,863,831
617,668	American International Group, Inc.	34,768,532
23,670	American Tower Corp. REIT	2,237,525
31,679	Ameriprise Financial, Inc.	3,968,745
569,377	Annaly Capital Management, Inc. REIT	5,733,626
42,107	Aon PLC	4,051,957
16,788	Apartment Investment & Management Co., Class A REIT	633,411
33,687	Arch Capital Group Ltd.(b)	2,044,127
29,290	Arthur J. Gallagher & Co.	1,400,941
22,407	Aspen Insurance Holdings Ltd.	1,047,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
46,546	Associated Banc-Corp.	$875,530
40,882	Assurant, Inc.	2,512,608
48,625	Assured Guaranty Ltd.	1,263,764
16,675	AvalonBay Communities, Inc. REIT	2,740,370
36,238	Axis Capital Holdings Ltd.	1,886,550
4,022,000	Bank of America Corp.	64,070,460
11,634	Bank of Hawaii Corp.	702,577
290,530	Bank of New York Mellon Corp. (The)	12,301,040
22,083	BankUnited, Inc.	725,647
231,351	BB&T Corp.	8,858,430
445,023	Berkshire Hathaway, Inc., Class B(b)	62,841,698
45,077	BioMed Realty Trust, Inc. REIT	935,348
20,715	BlackRock, Inc.	7,539,017
21,170	Boston Properties, Inc. REIT	2,801,003
47,228	Brandywine Realty Trust REIT	688,584
23,652	Brixmor Property Group, Inc. REIT	554,639
21,658	Brown & Brown, Inc.	691,973
16,603	Camden Property Trust REIT	1,246,553
170,912	Capital One Financial Corp.	13,818,235
64,134	Capitol Federal Financial, Inc.	769,608
43,787	CBL & Associates Properties, Inc. REIT	788,604
41,180	CBRE Group, Inc., Class A(b)	1,578,841
116,789	Charles Schwab Corp. (The)	3,562,065
71,332	Chimera Investment Corp. REIT	1,083,533
74,186	Chubb Corp. (The)	7,296,193
45,270	Cincinnati Financial Corp.	2,292,473
70,617	CIT Group, Inc.	3,179,884
1,180,575	Citigroup, Inc.	62,948,259
55,373	Citizens Financial Group, Inc.	1,442,467
8,643	City National Corp.	805,528
73,133	CME Group, Inc., Class A	6,648,521
92,226	CNO Financial Group, Inc.	1,567,842
48,070	Columbia Property Trust, Inc. REIT	1,260,876
49,578	Comerica, Inc.	2,350,493
25,772	Commerce Bancshares, Inc.	1,100,722
99,319	Communications Sales & Leasing, Inc. REIT(b)	2,987,516
23,170	Corporate Office Properties Trust REIT	611,456
34,113	Corrections Corp. of America REIT	1,255,017
29,973	Crown Castle International Corp. REIT	2,503,645
14,093	Cullen/Frost Bankers, Inc.	1,027,943
16,099	DCT Industrial Trust, Inc. REIT	531,911
47,578	DDR Corp. REIT	811,205
40,407	DiamondRock Hospitality Co. REIT	547,919
27,166	Digital Realty Trust, Inc. REIT	1,722,596
94,518	Discover Financial Services	5,479,208
24,026	Douglas Emmett, Inc. REIT	684,741
61,552	Duke Realty Corp. REIT	1,219,345
72,402	E*TRADE Financial Corp.(b)	2,084,454
22,324	East West Bancorp, Inc.	906,131
20,055	Eaton Vance Corp.	823,859
14,719	Endurance Specialty Holdings Ltd.	888,733
10,902	EPR Properties REIT	628,718
50,088	Equity Commonwealth REIT(b)	1,262,719
52,344	Equity Residential REIT	3,866,128
4,476	Essex Property Trust, Inc. REIT	993,448

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
14,016	Everest Re Group Ltd.	$2,507,603
9,534	Extra Space Storage, Inc. REIT	628,577
48,656	F.N.B. Corp.	645,665
7,679	Federal Realty Investment Trust REIT	1,026,452
24,933	Federated Investors, Inc., Class B	857,695
298,778	Fifth Third Bancorp	5,975,560
33,013	First American Financial Corp.	1,148,522
48,760	First Horizon National Corp.	694,830
168,517	First Niagara Financial Group, Inc.	1,532,662
17,439	First Republic Bank	1,016,519
50,658	FirstMerit Corp.	981,245
64,581	FNF Group	2,324,270
72,157	Franklin Resources, Inc.	3,720,415
63,339	Fulton Financial Corp.	770,202
67,552	General Growth Properties, Inc. REIT	1,850,925
682,311	Genworth Financial, Inc., Class A(b)	5,997,514
14,040	Geo Group, Inc. (The) REIT	547,560
135,730	Goldman Sachs Group, Inc. (The)	26,660,087
28,118	Hancock Holding Co.	818,515
16,053	Hanover Insurance Group, Inc. (The)	1,100,754
207,671	Hartford Financial Services Group, Inc. (The)	8,466,747
46,556	Hatteras Financial Corp. REIT	840,801
24,009	HCC Insurance Holdings, Inc.	1,367,553
95,909	HCP, Inc. REIT	3,864,174
47,947	Health Care REIT, Inc. REIT	3,453,143
20,990	Healthcare Realty Trust, Inc. REIT	537,344
18,838	Highwoods Properties, Inc. REIT	810,788
12,669	Home Properties, Inc. REIT	931,932
49,370	Hospitality Properties Trust REIT	1,485,050
125,112	Host Hotels & Resorts, Inc. REIT	2,519,756
176,586	Hudson City Bancorp, Inc.	1,642,250
184,186	Huntington Bancshares, Inc.	2,000,260
10,603	IntercontinentalExchange, Inc.	2,380,692
81,758	Invesco Ltd.(d)	3,386,416
58,371	Invesco Mortgage Capital, Inc. REIT(d)	898,913
50,198	Iron Mountain, Inc. REIT	1,731,329
5,904	Jones Lang LaSalle, Inc.	980,418
1,357,767	JPMorgan Chase & Co.	85,892,340
19,999	Kemper Corp.	753,362
245,575	KeyCorp	3,548,559
10,723	Kilroy Realty Corp. REIT	761,226
68,431	Kimco Realty Corp. REIT	1,649,187
11,141	Lamar Advertising Co., Class A REIT	645,732
14,631	LaSalle Hotel Properties REIT	536,811
20,820	Legg Mason, Inc.	1,096,173
95,453	Leucadia National Corp.	2,268,918
60,354	Lexington Realty Trust REIT	559,482
38,012	Liberty Property Trust REIT	1,324,338
70,437	Lincoln National Corp.	3,978,986
129,422	Loews Corp.	5,389,132
16,815	LPL Financial Holdings, Inc.(c)	680,503
32,236	M&T Bank Corp.	3,857,682
20,508	Macerich Co. (The) REIT	1,676,734
52,663	Mack-Cali Realty Corp. REIT	945,301
2,626	Markel Corp.(b)	1,944,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
93,393	Marsh & McLennan Cos., Inc.	$5,244,951
93,419	MBIA, Inc.(b)	817,416
32,496	McGraw Hill Financial, Inc.	3,389,333
11,702	Mercury General Corp.	642,908
339,967	MetLife, Inc.	17,436,907
143,946	MFA Financial, Inc. REIT	1,118,460
13,311	Mid-America Apartment Communities, Inc. REIT	993,134
15,159	Moody’s Corp.	1,629,896
345,509	Morgan Stanley	12,890,941
12,563	MSCI, Inc.	768,730
32,003	NASDAQ OMX Group, Inc. (The)	1,556,306
19,865	National Retail Properties, Inc. REIT	762,816
47,600	New Residential Investment Corp. REIT	811,104
190,787	New York Community Bancorp, Inc.	3,279,629
51,533	Northern Trust Corp.	3,769,639
37,209	NorthStar Realty Finance Corp. REIT	698,041
68,406	Ocwen Financial Corp.(b)(c)	580,767
108,504	Old Republic International Corp.	1,659,026
16,597	OMEGA Healthcare Investors, Inc. REIT	598,986
35,401	Outfront Media, Inc. REIT	1,016,717
22,747	PartnerRe Ltd.	2,911,616
28,561	PennyMac Mortgage Investment Trust REIT	598,353
126,318	People’s United Financial, Inc.	1,908,665
72,408	PHH Corp.(b)	1,818,889
64,642	Piedmont Office Realty Trust, Inc., Class A REIT	1,129,942
40,028	Plum Creek Timber Co., Inc. REIT	1,689,182
158,163	PNC Financial Services Group, Inc. (The)	14,508,292
44,251	Popular, Inc.(b)	1,435,060
12,560	Primerica, Inc.	580,523
77,975	Principal Financial Group, Inc.	3,986,082
18,850	ProAssurance Corp.	847,308
207,844	Progressive Corp. (The)	5,541,121
86,281	Prologis, Inc. REIT	3,468,496
14,041	Prosperity Bancshares, Inc.	748,947
188,145	Prudential Financial, Inc.	15,352,632
15,025	Public Storage REIT	2,823,348
21,427	Raymond James Financial, Inc.	1,211,268
40,562	Rayonier, Inc. REIT	1,037,982
30,798	Realogy Holdings Corp.(b)	1,460,133
27,951	Realty Income Corp. REIT(c)	1,312,859
14,412	Regency Centers Corp. REIT	904,785
505,018	Regions Financial Corp.	4,964,327
28,412	Reinsurance Group of America, Inc.	2,603,107
11,927	RenaissanceRe Holdings Ltd.	1,222,398
62,054	Retail Properties of America, Inc., Class A REIT	937,636
12,670	RLI Corp.	629,192
22,406	RLJ Lodging Trust REIT	664,786
10,438	Ryman Hospitality Properties, Inc. REIT	601,646
40,889	Santander Consumer USA Holdings, Inc.	1,009,549
52,926	Senior Housing Properties Trust REIT	1,083,395
5,581	Signature Bank(b)	748,356
33,092	Simon Property Group, Inc. REIT	6,005,867

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
12,305	SL Green Realty Corp. REIT	$1,505,640
378,231	SLM Corp.(b)	3,854,174
53,332	Spirit Realty Capital, Inc. REIT	602,118
15,762	StanCorp Financial Group, Inc.	1,136,125
48,740	Starwood Property Trust, Inc. REIT	1,170,247
87,609	State Street Corp.	6,756,406
13,708	Stifel Financial Corp.(b)	724,331
165,310	SunTrust Banks, Inc.	6,860,365
55,113	Susquehanna Bancshares, Inc.	740,719
7,123	SVB Financial Group(b)	945,650
41,756	Symetra Financial Corp.	991,705
35,495	Synchrony Financial(b)(c)	1,105,669
32,849	Synovus Financial Corp.	908,603
37,656	T. Rowe Price Group, Inc.	3,056,914
8,228	Taubman Centers, Inc. REIT	592,498
46,303	TCF Financial Corp.	725,105
24,640	TD Ameritrade Holding Corp.	893,200
33,546	Torchmark Corp.	1,882,266
137,379	Travelers Cos., Inc. (The)	13,890,391
96,020	Two Harbors Investment Corp. REIT	1,008,210
392,239	U.S. Bancorp	16,815,286
40,795	UDR, Inc. REIT	1,336,852
109,601	Unum Group	3,743,970
32,729	Validus Holdings Ltd.	1,369,054
93,592	Valley National Bancorp	882,573
53,190	Ventas, Inc. REIT	3,664,791
29,919	Vornado Realty Trust REIT	3,096,317
70,409	Voya Financial, Inc.	2,981,117
31,945	W.R. Berkley Corp.	1,564,986
14,590	Waddell & Reed Financial, Inc., Class A	719,579
31,358	Washington Federal, Inc.	677,333
19,817	Webster Financial Corp.	710,043
21,494	Weingarten Realty Investors REIT	704,143
1,267,930	Wells Fargo & Co.	69,862,943
173,544	Weyerhaeuser Co. REIT	5,468,371
39,225	Willis Group Holdings PLC	1,907,512
9,310	WP Carey, Inc. REIT	590,999
90,685	XL Group PLC	3,362,600
60,771	Zions Bancorporation	1,721,946

		966,191,421

	Health Care—10.2%
268,908	Abbott Laboratories	12,482,709
143,865	AbbVie, Inc.	9,302,311
14,688	Actavis PLC(b)	4,154,648
87,462	Aetna, Inc.	9,347,064
38,805	Agilent Technologies, Inc.	1,605,363
15,087	Alere, Inc.(b)	716,331
4,639	Alexion Pharmaceuticals, Inc.(b)	785,058
80,417	Allscripts Healthcare Solutions, Inc.(b)	1,069,546
95,283	AmerisourceBergen Corp.	10,890,847
73,050	Amgen, Inc.	11,535,326
101,789	Anthem, Inc.	15,363,014
115,400	Baxter International, Inc.	7,932,596
28,854	Becton, Dickinson and Co.	4,064,663
10,471	Biogen, Inc.(b)	3,915,421
5,304	Bio-Rad Laboratories, Inc., Class A(b)	713,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
144,467	Boston Scientific Corp.(b)	$2,574,402
271,327	Bristol-Myers Squibb Co.	17,291,670
22,665	Brookdale Senior Living, Inc.(b)	821,153
8,015	C.R. Bard, Inc.	1,335,139
153,774	Cardinal Health, Inc.	12,969,299
25,568	Celgene Corp.(b)	2,762,878
20,446	Centene Corp.(b)	1,267,448
17,823	Cerner Corp.(b)	1,279,870
46,779	Cigna Corp.	5,830,535
59,455	Community Health Systems, Inc.(b)	3,191,544
4,391	Cooper Cos., Inc. (The)	781,905
44,024	DaVita HealthCare Partners, Inc.(b)	3,570,346
20,454	DENTSPLY International, Inc.	1,043,154
6,729	Edwards Lifesciences Corp.(b)	852,228
224,801	Eli Lilly & Co.	16,156,448
7,698	Endo International PLC(b)	647,132
19,888	Envision Healthcare Holdings, Inc.(b)	754,948
184,328	Express Scripts Holding Co.(b)	15,925,939
67,993	Gilead Sciences, Inc.(b)	6,833,976
19,311	Halyard Health, Inc.(b)	936,197
154,945	HCA Holdings, Inc.(b)	11,467,479
39,658	Health Net, Inc.(b)	2,087,994
12,781	HealthSouth Corp.	577,957
15,853	Henry Schein, Inc.(b)	2,173,446
20,640	Hologic, Inc.(b)	696,394
17,718	Hospira, Inc.(b)	1,546,604
42,264	Humana, Inc.	6,998,918
3,236	Illumina, Inc.(b)	596,233
3,026	Intuitive Surgical, Inc.(b)	1,500,835
547,887	Johnson & Johnson	54,350,390
42,650	Kindred Healthcare, Inc.	978,818
18,321	Laboratory Corp. of America Holdings(b)	2,190,459
16,963	LifePoint Hospitals, Inc.(b)	1,270,189
13,629	Magellan Health, Inc.(b)	862,716
6,932	Mallinckrodt PLC(b)	784,564
70,551	McKesson Corp.	15,761,093
14,253	MEDNAX, Inc.(b)	1,008,827
150,892	Medtronic PLC	11,233,909
646,327	Merck & Co., Inc.	38,495,236
2,345	Mettler-Toledo International, Inc.(b)	743,388
10,244	Molina Healthcare, Inc.(b)	606,752
45,053	Mylan NV(b)	3,255,530
18,767	Omnicare, Inc.	1,651,121
36,543	Owens & Minor, Inc.	1,232,230
17,100	Patterson Cos., Inc.	802,931
82,277	PDL BioPharma, Inc.(c)	548,788
17,189	PerkinElmer, Inc.	881,108
6,731	Perrigo Co. PLC	1,233,658
1,595,717	Pfizer, Inc.	54,142,678
38,682	Quest Diagnostics, Inc.	2,762,668
17,218	Quintiles Transnational Holdings, Inc.(b)	1,134,322
10,048	ResMed, Inc.	642,469
39,893	St. Jude Medical, Inc.	2,794,505
10,772	STERIS Corp.	716,338
35,412	Stryker Corp.	3,266,403
6,895	Teleflex, Inc.	847,809

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
50,898	Tenet Healthcare Corp.(b)	$2,435,978
41,620	Thermo Fisher Scientific, Inc.	5,230,802
3,836	United Therapeutics Corp.(b)	612,571
205,220	UnitedHealth Group, Inc.	22,861,508
16,303	Universal Health Services, Inc., Class B	1,906,636
13,099	Varian Medical Systems, Inc.(b)	1,163,846
11,158	VCA, Inc.(b)	568,723
8,274	Waters Corp.(b)	1,035,822
16,563	WellCare Health Plans, Inc.(b)	1,282,473
20,425	Zimmer Holdings, Inc.	2,243,482
35,068	Zoetis, Inc.	1,557,721

		463,448,552

	Industrials—10.6%
96,932	3M Co.	15,159,195
23,910	ABM Industries, Inc.	766,315
50,290	ADT Corp. (The)(c)	1,890,904
54,439	AECOM(b)	1,718,095
39,909	AGCO Corp.	2,055,713
10,177	Allegion PLC	622,324
26,481	Allison Transmission Holdings, Inc.	812,437
19,960	American Airlines Group, Inc.	963,769
26,252	AMETEK, Inc.	1,376,130
38,816	Armstrong World Industries, Inc.(b)	2,124,788
43,860	Avis Budget Group, Inc.(b)	2,374,580
14,896	B/E Aerospace, Inc.	890,632
24,801	Babcock & Wilcox Co. (The)	801,568
114,812	Boeing Co. (The)	16,457,152
27,422	Brink’s Co. (The)	725,860
32,814	C.H. Robinson Worldwide, Inc.	2,112,893
10,198	Carlisle Cos., Inc.	984,107
217,900	Caterpillar, Inc.	18,931,152
32,646	Chicago Bridge & Iron Co. NV(c)	1,555,582
15,216	Cintas Corp.	1,216,519
221,657	Civeo Corp.	1,035,138
14,485	Clean Harbors, Inc.(b)	800,296
16,229	Colfax Corp.(b)	804,796
21,511	Con-way, Inc.	884,102
33,693	Covanta Holding Corp.	683,631
9,736	Crane Co.	594,967
201,123	CSX Corp.	7,258,529
36,422	Cummins, Inc.	5,035,706
9,686	Curtiss-Wright Corp.	707,659
70,457	Danaher Corp.	5,769,019
111,137	Deere & Co.	10,060,121
39,864	Delta Air Lines, Inc.	1,779,529
9,757	Deluxe Corp.	631,766
19,799	Donaldson Co., Inc.	739,889
37,164	Dover Corp.	2,814,058
919,818	DryShips, Inc. (Greece)(b)	653,071
5,733	Dun & Bradstreet Corp. (The)	731,932
103,350	Eaton Corp. PLC	7,103,245
20,916	EMCOR Group, Inc.	933,481
189,107	Emerson Electric Co.	11,125,165
8,893	EnerSys	603,835
13,090	Equifax, Inc.	1,268,814
7,238	Esterline Technologies Corp.(b)	805,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
54,928	Exelis, Inc.	$1,346,835
36,452	Expeditors International of Washington, Inc.	1,670,595
41,724	Fastenal Co.	1,778,277
54,418	FedEx Corp.	9,227,660
24,181	Flowserve Corp.	1,415,314
70,127	Fluor Corp.	4,217,438
20,369	Fortune Brands Home & Security, Inc.	908,457
15,966	FTI Consulting, Inc.(b)	656,362
11,663	GATX Corp.	634,467
18,434	Generac Holdings, Inc.(b)	768,513
89,861	General Cable Corp.	1,465,633
72,428	General Dynamics Corp.	9,945,813
3,032,385	General Electric Co.	82,116,986
8,284	Genesee & Wyoming, Inc., Class A(b)	769,998
49,323	Harsco Corp.	793,114
40,344	HD Supply Holdings, Inc.(b)	1,331,352
193,669	Hertz Global Holdings, Inc.(b)	4,036,062
13,265	Hexcel Corp.	665,240
129,098	Honeywell International, Inc.	13,028,570
9,427	Hubbell, Inc., Class B	1,025,940
8,758	Huntington Ingalls Industries, Inc.	1,152,465
10,832	IDEX Corp.	812,508
6,713	IHS, Inc., Class A(b)	842,280
67,874	Illinois Tool Works, Inc.	6,351,649
51,857	Ingersoll-Rand PLC	3,414,265
14,327	ITT Corp.	568,066
11,650	J.B. Hunt Transport Services, Inc.	1,015,880
65,537	Jacobs Engineering Group, Inc.(b)	2,808,916
39,883	Joy Global, Inc.	1,700,611
11,192	Kansas City Southern	1,147,068
21,585	KAR Auction Services, Inc.	803,178
102,501	KBR, Inc.	1,790,692
24,584	Kennametal, Inc.	870,519
12,524	Kirby Corp.(b)	983,510
22,833	KLX, Inc.(b)	956,931
30,916	L-3 Communications Holdings, Inc.	3,552,558
10,243	Lincoln Electric Holdings, Inc.	684,847
64,986	Lockheed Martin Corp.	12,126,388
29,464	Manitowoc Co., Inc. (The)	581,325
37,042	Manpowergroup, Inc.	3,160,794
55,537	Masco Corp.	1,471,175
32,633	MasTec, Inc.(b)	585,436
8,567	Moog, Inc., Class A(b)	598,662
64,471	MRC Global, Inc.(b)	941,277
9,543	MSC Industrial Direct Co., Inc., Class A	678,126
60,809	Navistar International Corp.(b)(c)	1,821,838
45,151	Nielsen NV	2,029,086
66,275	Norfolk Southern Corp.	6,683,834
50,113	Northrop Grumman Corp.	7,719,406
42,452	NOW, Inc.(b)(c)	1,014,603
9,818	Old Dominion Freight Line, Inc.(b)	698,354
18,244	Orbital ATK, Inc.	1,334,731
27,695	Oshkosh Corp.	1,491,099
42,683	Owens Corning	1,650,125
81,733	PACCAR, Inc.	5,341,252

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
11,417	Pall Corp.	$1,111,102
31,587	Parker-Hannifin Corp.	3,770,224
30,467	Pentair PLC (United Kingdom)	1,893,524
96,861	Pitney Bowes, Inc.	2,166,781
18,172	Precision Castparts Corp.	3,755,971
55,979	Quanta Services, Inc.(b)	1,618,353
132,351	R.R. Donnelley & Sons Co.	2,464,376
78,536	Raytheon Co.	8,167,744
10,753	Regal Beloit Corp.	840,885
95,738	Republic Services, Inc.	3,889,835
23,585	Rexnord Corp.(b)	624,767
15,451	Robert Half International, Inc.	856,758
20,287	Rockwell Automation, Inc.	2,406,038
21,707	Rockwell Collins, Inc.	2,112,742
9,465	Roper Technologies, Inc.	1,591,729
20,683	Ryder System, Inc.	1,972,331
15,210	Sensata Technologies Holding NV(b)	839,744
8,196	Snap-on, Inc.	1,225,712
20,663	Southwest Airlines Co.	838,091
24,199	Spirit AeroSystems Holdings, Inc., Class A(b)	1,231,487
13,952	SPX Corp.	1,074,304
36,002	Stanley Black & Decker, Inc.	3,553,397
7,013	Stericycle, Inc.(b)	935,745
7,413	Teledyne Technologies, Inc.(b)	778,143
39,354	Terex Corp.	1,080,661
59,303	Textron, Inc.	2,608,146
21,235	Timken Co. (The)	834,323
8,158	Towers Watson & Co., Class A	1,035,291
8,184	TransDigm Group, Inc.	1,736,072
28,605	Trinity Industries, Inc.	774,909
16,504	Triumph Group, Inc.	977,697
25,095	Tutor Perini Corp.(b)	532,014
67,011	Tyco International PLC	2,638,893
109,176	Union Pacific Corp.	11,597,766
23,969	United Continental Holdings, Inc.(b)	1,431,908
140,291	United Parcel Service, Inc., Class B	14,103,454
17,237	United Rentals, Inc.(b)	1,664,749
20,672	United Stationers, Inc.	839,490
186,858	United Technologies Corp.	21,255,097
49,699	UTi Worldwide, Inc.(b)	448,782
5,993	Valmont Industries, Inc.	755,238
9,567	Verisk Analytics, Inc., Class A(b)	717,908
10,105	W.W. Grainger, Inc.	2,510,385
5,262	WABCO Holdings, Inc.(b)	654,856
17,766	Waste Connections, Inc.	842,286
120,962	Waste Management, Inc.	5,991,248
6,074	Watsco, Inc.	730,641
18,743	WESCO International, Inc.(b)	1,352,120
32,191	Xylem, Inc.	1,191,711
30,187	YRC Worldwide, Inc.(b)	470,917

		482,046,406

	Information Technology—11.8%
92,584	Accenture PLC, Class A	8,577,908
118,203	Activision Blizzard, Inc.	2,696,802
36,910	Adobe Systems, Inc.(b)	2,807,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
358,340	Advanced Micro Devices, Inc.(b)(c)	$809,848
14,863	Akamai Technologies, Inc.(b)	1,096,592
5,047	Alliance Data Systems Corp.(b)	1,500,524
42,046	Altera Corp.	1,752,477
24,679	Amdocs Ltd.	1,359,073
69,569	Amkor Technology, Inc.(b)	489,070
26,811	Amphenol Corp., Class A	1,484,525
46,306	Analog Devices, Inc.	2,863,563
13,964	Anixter International, Inc.(b)	985,858
8,758	ANSYS, Inc.(b)	751,787
31,052	AOL, Inc.(b)	1,238,975
475,733	Apple, Inc.	59,537,985
168,284	Applied Materials, Inc.	3,330,340
66,984	Arrow Electronics, Inc.(b)	3,999,615
17,106	Autodesk, Inc.(b)	972,134
60,966	Automatic Data Processing, Inc.	5,154,066
12,214	Avago Technologies Ltd. (Singapore)	1,427,572
95,235	Avnet, Inc.	4,059,868
28,257	Benchmark Electronics, Inc.(b)	664,887
49,347	Booz Allen Hamilton Holding Corp., Class A	1,357,043
66,260	Broadcom Corp., Class A	2,929,023
16,314	Broadridge Financial Solutions, Inc.	879,651
76,444	Brocade Communications Systems, Inc.	863,817
77,146	CA, Inc.	2,450,928
9,981	CACI International, Inc., Class A(b)	880,723
25,649	CDW Corp.	982,870
12,762	Check Point Software Technologies Ltd. (Israel)(b)	1,065,372
840,891	Cisco Systems, Inc.	24,242,888
22,475	Citrix Systems, Inc.(b)	1,509,421
50,211	Cognizant Technology Solutions Corp., Class A(b)	2,939,352
19,217	CommScope Holding Co., Inc.(b)	567,094
44,023	Computer Sciences Corp.	2,837,282
18,595	CoreLogic, Inc.(b)	727,250
278,963	Corning, Inc.	5,838,696
21,328	Cree, Inc.(b)(c)	675,671
20,696	Diebold, Inc.	719,600
6,764	DST Systems, Inc.	778,401
144,483	eBay, Inc.(b)	8,417,580
12,184	EchoStar Corp., Class A(b)	609,200
17,471	Electronic Arts, Inc.(b)	1,014,890
302,318	EMC Corp.	8,135,377
5,325	Equinix, Inc. REIT	1,362,827
6,337	F5 Networks, Inc.(b)	773,241
48,686	Facebook, Inc., Class A(b)	3,834,996
40,518	Fairchild Semiconductor International, Inc.(b)	736,010
44,197	Fidelity National Information Services, Inc.	2,761,871
24,699	First Solar, Inc.(b)	1,473,789
31,470	Fiserv, Inc.(b)	2,442,072
403,763	Flextronics International Ltd.(b)	4,653,369
23,607	FLIR Systems, Inc.	729,220
32,420	Genpact Ltd.(b)	708,701
27,369	Google, Inc., Class A(b)	15,019,286

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
27,343	Google, Inc., Class C(b)	$14,692,488
24,997	Harris Corp.	2,005,759
694,195	Hewlett-Packard Co.	22,887,609
149,513	Ingram Micro, Inc., Class A(b)	3,761,747
27,720	Insight Enterprises, Inc.(b)	793,346
1,227,807	Intel Corp.	39,965,118
261,645	International Business Machines Corp.	44,817,172
19,318	Intuit, Inc.	1,938,175
103,588	Jabil Circuit, Inc.	2,332,802
108,671	Juniper Networks, Inc.	2,872,175
35,392	Keysight Technologies, Inc.(b)	1,184,216
28,879	KLA-Tencor Corp.	1,698,085
38,715	Knowles Corp.(b)(c)	742,167
19,031	Lam Research Corp.	1,438,363
25,451	Leidos Holdings, Inc.	1,059,780
25,371	Lexmark International, Inc., Class A	1,126,219
31,649	Linear Technology Corp.	1,459,968
2,294	LinkedIn Corp., Class A(b)	578,386
88,561	Marvell Technology Group Ltd.	1,240,740
44,216	MasterCard, Inc., Class A	3,988,725
57,960	Maxim Integrated Products, Inc.	1,902,827
35,956	Microchip Technology, Inc.	1,713,483
149,941	Micron Technology, Inc.(b)	4,217,840
1,200,485	Microsoft Corp.	58,391,590
35,623	Motorola Solutions, Inc.	2,128,474
51,222	NCR Corp.(b)	1,405,532
49,460	NetApp, Inc.	1,792,925
53,640	Nuance Communications, Inc.(b)	822,301
70,562	NVIDIA Corp.	1,566,124
17,824	NXP Semiconductors NV (Netherlands)(b)	1,713,243
80,447	ON Semiconductor Corp.(b)	926,749
457,518	Oracle Corp.	19,956,935
53,695	Paychex, Inc.	2,598,301
232,497	QUALCOMM, Inc.	15,809,796
9,692	Red Hat, Inc.(b)	729,420
16,983	salesforce.com, inc.(b)	1,236,702
31,851	SanDisk Corp.	2,132,106
54,569	Sanmina Corp.(b)	1,109,388
11,145	Science Applications International Corp.	558,365
59,222	Seagate Technology PLC(c)	3,477,516
10,167	Skyworks Solutions, Inc.	937,906
123,843	Symantec Corp.	3,086,787
16,300	SYNNEX Corp.	1,246,950
22,888	Synopsys, Inc.(b)	1,072,989
70,546	TE Connectivity Ltd. (Switzerland)	4,694,836
45,844	Tech Data Corp.(b)	2,584,226
26,083	Teradata Corp.(b)	1,147,391
43,869	Teradyne, Inc.	800,609
144,268	Texas Instruments, Inc.	7,820,768
22,646	Total System Services, Inc.	895,876
34,979	Trimble Navigation Ltd.(b)	889,516
42,971	Unisys Corp.(b)	935,479
18,230	Vantiv, Inc., Class A(b)	712,793
11,536	VeriSign, Inc.(b)	732,651
117,176	Visa, Inc., Class A	7,739,475
67,074	Vishay Intertechnology, Inc.	850,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
31,766	Western Digital Corp.	$3,104,809
124,446	Western Union Co. (The)	2,523,765
464,584	Xerox Corp.	5,342,716
45,954	Xilinx, Inc.	1,992,565
95,714	Yahoo!, Inc.(b)	4,074,066

		540,437,683

	Materials—4.0%
33,486	Air Products & Chemicals, Inc.	4,802,897
10,579	Airgas, Inc.	1,071,441
167,497	AK Steel Holding Corp.(b)(c)	850,885
19,428	Albemarle Corp.	1,159,852
350,432	Alcoa, Inc.	4,702,798
41,119	Allegheny Technologies, Inc.	1,397,635
12,629	AptarGroup, Inc.	783,882
16,472	Ashland, Inc.	2,081,402
28,444	Avery Dennison Corp.	1,581,202
19,604	Axiall Corp.	799,843
25,386	Ball Corp.	1,863,586
30,941	Bemis Co., Inc.	1,392,345
26,021	Berry Plastics Group, Inc.(b)	890,439
20,380	Cabot Corp.	871,041
30,981	Celanese Corp., Series A	2,055,899
9,624	CF Industries Holdings, Inc.	2,766,611
24,622	Chemtura Corp.(b)	741,861
393,140	Cliffs Natural Resources, Inc.(c)	2,335,252
74,444	Commercial Metals Co.	1,235,770
6,487	Compass Minerals International, Inc.	572,997
38,367	Constellium NV, Class A (Netherlands)(b)	704,802
37,654	Crown Holdings, Inc.(b)	2,043,106
11,551	Cytec Industries, Inc.	638,655
36,901	Domtar Corp.	1,594,861
341,657	Dow Chemical Co. (The)	17,424,507
191,073	E.I. du Pont de Nemours & Co.	13,986,544
35,453	Eastman Chemical Co.	2,702,228
30,404	Ecolab, Inc.	3,404,640
18,422	FMC Corp.	1,092,609
743,972	Freeport-McMoRan, Inc.	17,312,228
78,212	Graphic Packaging Holding Co.	1,102,789
13,712	Greif, Inc., Class A	558,901
68,143	Huntsman Corp.	1,570,696
9,945	International Flavors & Fragrances, Inc.	1,141,189
125,870	International Paper Co.	6,761,736
130,947	LyondellBasell Industries NV, Class A	13,555,633
6,594	Martin Marietta Materials, Inc.	940,634
41,814	MeadWestvaco Corp.	2,040,523
63,138	Monsanto Co.	7,195,207
95,335	Mosaic Co. (The)	4,194,740
1,574	NewMarket Corp.	703,421
232,643	Newmont Mining Corp.	6,162,713
115,654	Nucor Corp.	5,650,854
27,811	Olin Corp.	821,259
88,164	Owens-Illinois, Inc.(b)	2,108,001
13,723	Packaging Corp. of America	949,494
16,045	PolyOne Corp.	626,557
19,880	PPG Industries, Inc.	4,404,613
50,565	Praxair, Inc.	6,165,391

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
31,470	Reliance Steel & Aluminum Co.	$2,036,738
35,894	Resolute Forest Products, Inc.(b)	553,486
27,580	Rock-Tenn Co., Class A	1,736,988
26,075	RPM International, Inc.	1,239,606
28,992	Sealed Air Corp.	1,322,035
10,068	Sensient Technologies Corp.	658,045
6,990	Sherwin-Williams Co. (The)	1,943,220
10,761	Sigma-Aldrich Corp.	1,494,918
10,561	Silgan Holdings, Inc.	568,921
29,427	Sonoco Products Co.	1,315,093
62,385	Southern Copper Corp. (Mexico)(c)	2,032,503
85,603	Steel Dynamics, Inc.	1,894,394
99,164	United States Steel Corp.(c)	2,381,919
12,237	Valspar Corp. (The)	992,421
18,345	Vulcan Materials Co.	1,568,864
8,514	W.R. Grace & Co.(b)	823,474

		184,078,794

	Telecommunication Services—3.9%
2,647,479	AT&T, Inc.	91,708,673
326,526	CenturyLink, Inc.	11,741,875
503,813	Frontier Communications Corp.	3,456,156
68,326	Leap Wireless Corp.(b)	172,182
27,871	Level 3 Communications, Inc.(b)	1,559,104
69,881	Telephone & Data Systems, Inc.	1,866,521
57,350	T-Mobile US, Inc.(b)	1,952,194
1,241,195	Verizon Communications, Inc.	62,605,876
82,766	Windstream Holdings, Inc.(c)	966,707

		176,029,288

	Utilities—5.0%
412,859	AES Corp. (The)	5,470,382
37,955	AGL Resources, Inc.	1,907,998
12,459	ALLETE, Inc.	626,688
32,555	Alliant Energy Corp.	1,968,601
101,677	Ameren Corp.	4,162,656
174,520	American Electric Power Co., Inc.	9,924,952
43,191	American Water Works Co., Inc.	2,354,773
27,112	Aqua America, Inc.	727,144
33,390	Atmos Energy Corp.	1,803,060
23,550	Avista Corp.	768,201
15,579	Black Hills Corp.	767,889
109,520	Calpine Corp.(b)	2,388,631
188,003	CenterPoint Energy, Inc.	3,942,423
16,153	Cleco Corp.	877,916
84,328	CMS Energy Corp.	2,861,249
121,547	Consolidated Edison, Inc.	7,481,218
143,958	Dominion Resources, Inc.	10,318,909
61,296	DTE Energy Co.	4,881,000
221,244	Duke Energy Corp.	17,161,897
25,767	Dynegy, Inc.(b)	857,268
100,242	Edison International	6,108,747
89,075	Entergy Corp.	6,874,808
78,902	Eversource Energy	3,847,262
466,397	Exelon Corp.	15,866,826
250,394	FirstEnergy Corp.	8,991,649
59,333	Great Plains Energy, Inc.	1,553,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares FTSE RAFI US 1000 Portfolio (PRF) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
38,996	Hawaiian Electric Industries, Inc.	$1,220,575
13,422	IDACORP, Inc.	809,749
29,439	Integrys Energy Group, Inc.	2,151,991
19,190	ITC Holdings Corp.	690,840
74,624	MDU Resources Group, Inc.	1,663,369
18,573	National Fuel Gas Co.	1,197,030
23,585	New Jersey Resources Corp.	719,578
106,276	NextEra Energy, Inc.	10,726,437
80,658	NiSource, Inc.	3,502,170
11,793	NorthWestern Corp.	614,297
152,204	NRG Energy, Inc.	3,841,629
58,237	OGE Energy Corp.	1,903,185
18,022	ONE Gas, Inc.	756,383
106,128	Pepco Holdings, Inc.	2,757,205
164,636	PG&E Corp.	8,712,537
21,315	Piedmont Natural Gas Co., Inc.	798,034
40,788	Pinnacle West Capital Corp.	2,496,226
30,347	PNM Resources, Inc.	843,040
28,948	Portland General Electric Co.	1,017,812
225,871	PPL Corp.	7,686,390
189,071	Public Service Enterprise Group, Inc.	7,854,009
39,206	Questar Corp.	918,989
44,459	SCANA Corp.	2,355,438
55,589	Sempra Energy	5,901,884
313,844	Southern Co. (The)	13,903,289
15,595	Southwest Gas Corp.	857,725
96,147	TECO Energy, Inc.	1,821,986
57,494	UGI Corp.	2,001,366
19,534	UIL Holdings Corp.	974,356
28,213	Vectren Corp.	1,217,955
44,535	Westar Energy, Inc.	1,676,743
18,075	WGL Holdings, Inc.	994,306
52,322	Wisconsin Energy Corp.	2,570,057
169,812	Xcel Energy, Inc.	5,758,325

		227,410,390

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $3,829,576,116)—100.0%	4,558,866,836

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
36,139,688	Invesco Liquid Assets Portfolio—Institutional Class(e)(f) (Cost $36,139,688)	36,139,688

	Total Investments (Cost $3,865,715,804)—100.8%	4,595,006,524
	Other assets less liabilities—(0.8)%	(36,989,706)

	Net Assets—100.0%	$4,558,016,818

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$32,307,519	$(32,307,519)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments(a)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.3%
19,559	1-800-FLOWERS.COM, Inc., Class A(b)	$206,739
32,427	A H Belo Corp., Series A	216,937
439,014	Aeropostale, Inc.(b)(c)	1,356,553
21,447	AMC Entertainment Holdings, Inc., Class A	644,697
24,940	AMC Networks, Inc., Class A(b)	1,881,474
239,019	American Apparel, Inc.(b)(c)	160,143
75,449	American Axle & Manufacturing Holdings, Inc.(b)	1,880,944
13,181	American Public Education, Inc.(b)	367,618
6,904	America’s Car-Mart, Inc.(b)	354,451
346,658	Arcos Dorados Holdings, Inc., Class A (Argentina)(c)	2,079,948
11,874	Arctic Cat, Inc.	421,408
22,128	Ascent Capital Group, Inc., Series A(b)	886,005
10,566	Bassett Furniture Industries, Inc.	298,173
39,012	Beazer Homes USA, Inc.(b)	683,100
101,065	bebe stores, inc.	334,525
94,050	Belmond Ltd., Class A(b)	1,158,696
44,134	Big 5 Sporting Goods Corp.	601,988
1,951	Biglari Holdings, Inc.(b)	713,110
13,009	BJ’s Restaurants, Inc.(b)	608,821
9,498	Blue Nile, Inc.(b)	258,441
28,546	Blyth, Inc.(b)	219,233
27,815	Bob Evans Farms, Inc.	1,196,601
124,205	Bon-Ton Stores, Inc. (The)(c)	890,550
110,340	Boyd Gaming Corp.(b)	1,456,488
24,821	Bravo Brio Restaurant Group, Inc.(b)	365,613
42,828	Bridgepoint Education, Inc.(b)	375,602
19,211	Bright Horizons Family Solutions, Inc.(b)	965,929
55,549	Brown Shoe Co., Inc.	1,649,805
34,758	Buckle, Inc. (The)(c)	1,557,158
6,140	Buffalo Wild Wings, Inc.(b)	978,102
11,034	Build-A-Bear Workshop, Inc.(b)	203,357
53,307	Callaway Golf Co.	516,012
6,846	Capella Education Co.	369,889
277,928	Career Education Corp.(b)	1,167,298
21,288	Carmike Cinemas, Inc.(b)	642,472
12,315	Carriage Services, Inc.	291,127
57,574	Carrols Restaurant Group, Inc.(b)	520,469
19,671	Carter’s, Inc.	1,964,346
22,884	Cato Corp. (The), Class A	900,257
5,702	Cavco Industries, Inc.(b)	373,880
155,549	Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	427,760
28,994	Cheesecake Factory, Inc. (The)	1,453,469
26,425	Children’s Place, Inc. (The)	1,602,940
42,301	China XD Plastics Co. Ltd. (China)(b)(c)	244,923
23,621	Choice Hotels International, Inc.	1,414,189
54,452	Christopher & Banks Corp.(b)	323,445
7,698	Churchill Downs, Inc.	917,371
8,675	Chuy’s Holdings, Inc.(b)	196,228
14,487	Citi Trends, Inc.(b)	330,014
77,592	Clear Channel Outdoor Holdings, Inc., Class A	882,997
24,518	ClubCorp Holdings, Inc.	536,699
13,475	Columbia Sportswear Co.	844,882

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
29,388	Conn’s, Inc.(b)	$821,982
26,908	Core-Mark Holding Co., Inc.	1,418,321
15,198	Cracker Barrel Old Country Store, Inc.	2,013,431
120,684	Crocs, Inc.(b)	1,593,029
9,111	CSS Industries, Inc.	258,206
244,241	CTC Media, Inc. (Russia)	852,401
151,586	Cumulus Media, Inc., Class A(b)	345,616
27,576	Deckers Outdoor Corp.(b)	2,040,624
16,833	Del Frisco’s Restaurant Group, Inc.(b)	339,522
46,554	Denny’s Corp.(b)	484,627
23,413	Destination Maternity Corp.	276,039
60,756	Destination XL Group, Inc.(b)	295,882
92,642	Dex Media, Inc.(b)(c)	243,648
11,801	DineEquity, Inc.	1,137,970
22,568	Dixie Group, Inc. (The)(b)	221,843
16,468	Domino’s Pizza, Inc.	1,776,074
12,664	Dorman Products, Inc.(b)(c)	593,055
68,460	DreamWorks Animation SKG, Inc., Class A(b)(c)	1,784,068
16,863	Drew Industries, Inc.	955,626
38,977	Dunkin’ Brands Group, Inc.	2,031,091
20,743	E.W. Scripps Co. (The), Class A	483,104
35,436	Entercom Communications Corp., Class A(b)	420,980
33,300	Entravision Communications Corp., Class A	217,782
22,868	Ethan Allen Interiors, Inc.	553,863
54,165	EVINE Live, Inc.(b)	322,823
133,820	Express, Inc.(b)	2,181,266
33,126	Extended Stay America, Inc.	671,133
80,408	Federal-Mogul Holdings Corp.(b)	1,037,263
8,051	Fiesta Restaurant Group, Inc.(b)	406,978
54,246	Finish Line, Inc. (The), Class A	1,330,654
27,788	Five Below, Inc.(b)	937,011
9,606	Flexsteel Industries, Inc.	345,912
35,145	Francesca’s Holdings Corp.(b)	595,005
56,791	Fred’s, Inc., Class A	958,064
14,361	FTD Cos., Inc.(b)	409,863
45,023	Fuel Systems Solutions, Inc.(b)	499,755
10,543	Gentherm, Inc.(b)	555,932
10,378	G-III Apparel Group Ltd.(b)	1,153,826
22,521	Global Eagle Entertainment, Inc.(b)	287,593
4,485	GoPro, Inc., Class A(b)(c)	224,609
16,872	Grand Canyon Education, Inc.(b)	763,964
57,824	Gray Television, Inc.(b)	766,746
27,864	Green Brick Partners, Inc.(b)	228,485
107,772	Groupon, Inc., Class A(b)	745,782
80,340	Harte-Hanks, Inc.	545,509
19,892	Haverty Furniture Cos., Inc.	426,882
21,295	Helen of Troy Ltd.(b)	1,865,655
102,289	hhgregg, Inc.(b)(c)	585,093
18,930	Hibbett Sports, Inc.(b)	885,924
14,323	Houghton Mifflin Harcourt Co.(b)	327,424
155,285	Hovnanian Enterprises, Inc., Class A(b)(c)	484,489
24,101	HSN, Inc.	1,504,384
30,284	Hyatt Hotels Corp., Class A(b)	1,757,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
40,815	Iconix Brand Group, Inc.(b)	$1,073,843
16,606	IMAX Corp. (Canada)(b)	620,400
25,108	International Speedway Corp., Class A	912,927
22,887	Interval Leisure Group, Inc.	567,369
17,676	iRobot Corp.(b)	573,056
41,101	Isle of Capri Casinos, Inc.(b)	584,456
254,588	ITT Educational Services, Inc.(b)(c)	1,344,225
20,698	Jack in the Box, Inc.	1,795,965
53,368	JAKKS Pacific, Inc.(b)(c)	355,965
32,076	John Wiley & Sons, Inc., Class A	1,824,483
8,482	Johnson Outdoors, Inc., Class A	267,183
14,988	Journal Media Group, Inc.(b)	139,239
46,818	K12, Inc.(b)	757,047
25,059	Kate Spade & Co.(b)	819,429
74,726	KB Home(c)	1,082,780
13,434	Kirkland’s, Inc.(b)	318,923
18,795	Krispy Kreme Doughnuts, Inc.(b)	334,551
35,872	La Quinta Holdings, Inc.(b)	863,798
18,903	Lands’ End, Inc.(b)	555,370
39,120	La-Z-Boy, Inc.	1,025,335
256,296	LeapFrog Enterprises, Inc., Class A(b)	579,229
92,298	Lee Enterprises, Inc.(b)	276,894
15,503	LGI Homes, Inc.(b)(c)	255,334
44,023	Liberty TripAdvisor Holdings, Inc., Series A(b)	1,307,923
36,096	Life Time Fitness, Inc.(b)	2,580,864
17,429	Lifetime Brands, Inc.	253,592
28,182	Lions Gate Entertainment Corp.	873,924
16,020	Lithia Motors, Inc., Class A	1,597,675
16,634	Loral Space & Communications, Inc.(b)	1,147,746
20,040	lululemon athletica, Inc.(b)	1,275,346
12,070	Lumber Liquidators Holdings, Inc.(b)(c)	331,804
31,485	M/I Homes, Inc.(b)	710,302
25,144	Madison Square Garden Co. (The), Class A(b)	2,019,063
24,418	Marcus Corp. (The)	472,977
16,338	MarineMax, Inc.(b)	360,743
37,652	Markit Ltd.(b)	965,774
15,329	Marriott Vacations Worldwide Corp.	1,260,197
6,938	Mattress Firm Holding Corp.(b)(c)	409,897
228,777	McClatchy Co. (The), Class A(b)	318,000
49,784	MDC Holdings, Inc.(c)	1,336,203
32,622	Media General, Inc.(b)	550,986
33,278	Meredith Corp.	1,731,787
29,049	Meritage Homes Corp.(b)	1,242,426
21,028	Michaels Cos., Inc. (The)(b)	543,784
83,358	Modine Manufacturing Co.(b)	1,024,470
12,808	Monro Muffler Brake, Inc.	767,071
7,356	Morningstar, Inc.	558,247
11,080	Motorcar Parts of America, Inc.(b)	323,868
18,479	Movado Group, Inc.	541,065
12,396	NACCO Industries, Inc., Class A	607,156
86,404	National CineMedia, Inc.	1,316,797
23,866	New Media Investment Group, Inc.	552,021
94,546	New York & Co., Inc.(b)	239,201
94,709	New York Times Co. (The), Class A	1,268,154

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
7,870	Nexstar Broadcasting Group, Inc., Class A	$460,080
9,556	Noodles & Co., Class A(b)(c)	191,311
42,711	Norwegian Cruise Line Holdings Ltd.(b)	2,071,911
26,385	Nutrisystem, Inc.	502,634
34,474	Orbitz Worldwide, Inc.(b)	404,035
17,657	Overstock.com, Inc.(b)	379,096
13,773	Oxford Industries, Inc.	1,094,265
147,200	Pacific Sunwear of California, Inc.(b)	309,120
10,655	Papa John’s International, Inc.	653,897
50,424	Penn National Gaming, Inc.(b)	810,818
146,818	Pep Boys-Manny, Moe & Jack (The)(b)	1,344,853
29,195	Perry Ellis International, Inc.(b)	698,344
16,248	PetMed Express, Inc.(c)	257,206
110,862	Pier 1 Imports, Inc.(c)	1,402,404
53,338	Pinnacle Entertainment, Inc.(b)	1,960,705
21,280	Pool Corp.	1,380,859
3,760	Popeyes Louisiana Kitchen, Inc.(b)	209,357
496,695	Quiksilver, Inc.(b)(c)	824,514
17,958	RCI Hospitality Holdings, Inc.(b)	204,542
23,150	Reading International, Inc., Class A(b)	308,358
9,207	Red Robin Gourmet Burgers, Inc.(b)	691,354
102,735	Regis Corp.(b)	1,697,182
8,732	Restoration Hardware Holdings, Inc.(b)	752,436
195,584	Ruby Tuesday, Inc.(b)	1,423,852
17,807	Ruth’s Hospitality Group, Inc.	259,092
23,053	Ryland Group, Inc. (The)	950,245
43,823	Scholastic Corp.	1,780,967
65,987	Scientific Games Corp., Class A(b)(c)	836,055
55,159	Sears Hometown and Outlet Stores, Inc.(b)	382,252
26,952	Select Comfort Corp.(b)	830,661
14,770	ServiceMaster Global Holdings, Inc.(b)	510,451
18,173	Shoe Carnival, Inc.	474,497
22,817	Shutterfly, Inc.(b)	1,021,289
49,026	Sinclair Broadcast Group, Inc., Class A	1,502,157
28,831	Sizmek, Inc.(b)	200,664
20,725	Skechers U.S.A., Inc., Class A(b)	1,863,592
51,004	Smith & Wesson Holding Corp.(b)(c)	758,174
27,248	SodaStream International Ltd. (Israel)(b)(c)	529,429
21,978	Sonic Corp.	629,670
32,644	Sotheby’s	1,394,225
36,868	Spartan Motors, Inc.	173,648
17,768	Speedway Motorsports, Inc.	406,887
48,561	Stage Stores, Inc.	937,713
17,711	Standard Motor Products, Inc.	669,476
121,376	Standard Pacific Corp.(b)	983,146
14,409	Starz, Class A(b)	566,706
61,863	Stein Mart, Inc.	731,839
15,697	Steiner Leisure Ltd.(b)	757,223
44,121	Steven Madden Ltd.(b)	1,721,601
48,437	Stoneridge, Inc.(b)	583,181
2,978	Strattec Security Corp.	223,558
17,660	Strayer Education, Inc.(b)	895,715
22,517	Sturm Ruger & Co., Inc.(c)	1,234,157
38,954	Superior Industries International, Inc.	724,544
38,297	Taylor Morrison Home Corp., Class A(b)	709,260
31,366	Tempur Sealy International, Inc.(b)	1,910,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
2,691	Tesla Motors, Inc.(b)(c)	$608,301
27,409	Texas Roadhouse, Inc.	920,942
35,056	Thor Industries, Inc.	2,109,320
14,170	Tilly’s, Inc., Class A(b)	189,028
48,442	Tower International, Inc.(b)	1,252,710
60,508	Town Sports International Holdings, Inc.	370,914
18,995	Townsquare Media, Inc., Class A(b)	259,472
39,994	Travelport Worldwide Ltd.	633,105
18,411	TRI Pointe Homes, Inc.(b)	262,909
14,728	TripAdvisor, Inc., Class A(b)	1,185,457
22,588	Tuesday Morning Corp.(b)	357,342
25,524	Tumi Holdings, Inc.(b)	597,006
14,868	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	2,246,406
24,050	Under Armour, Inc., Class A(b)	1,865,077
18,592	Unifi, Inc.(b)	656,112
8,914	Universal Electronics, Inc.(b)	480,821
34,200	Universal Technical Institute, Inc.	288,990
17,555	Vail Resorts, Inc.	1,741,632
17,866	Vera Bradley, Inc.(b)	254,412
7,992	Vince Holding Corp.(b)	147,293
21,866	Vitamin Shoppe, Inc.(b)	915,748
79,590	VOXX International Corp., Class A(b)	758,493
68,744	Weight Watchers International, Inc.(b)(c)	587,761
25,597	West Marine, Inc.(b)	257,250
7,386	Weyco Group, Inc.	210,501
15,737	William Lyon Homes, Class A(b)	340,706
15,625	Winnebago Industries, Inc.(c)	323,594
60,940	Wolverine World Wide, Inc.	1,872,686
36,956	World Wrestling Entertainment, Inc., Class A(c)	495,950
25,573	Zagg, Inc.(b)	213,023
14,333	Zumiez, Inc.(b)	454,499

		200,317,704

	Consumer Staples—3.4%
81,293	Adecoagro S.A. (Luxembourg)(b)	789,355
48,977	B&G Foods, Inc.	1,488,901
1,521	Boston Beer Co., Inc. (The), Class A(b)	376,904
37,229	Boulder Brands, Inc.(b)	355,165
10,449	Calavo Growers, Inc.	529,242
20,156	Cal-Maine Foods, Inc.(c)	901,175
117,408	Central Garden & Pet Co., Class A(b)	1,150,598
13,564	Chefs’ Warehouse, Inc. (The)(b)	247,000
4,634	Coca-Cola Bottling Co. Consolidated	523,642
42,229	Coty, Inc., Class A(b)	1,009,695
15,705	Diamond Foods, Inc.(b)	440,368
69,795	Elizabeth Arden, Inc.(b)(c)	982,016
31,267	Fairway Group Holdings Corp., Class A(b)(c)	166,028
55,273	Fresh Del Monte Produce, Inc.(c)	2,041,232
22,111	Fresh Market, Inc. (The)(b)(c)	776,980
30,721	Hain Celestial Group, Inc. (The)(b)	1,850,633
148,768	HRG Group, Inc.(b)	1,864,063
15,510	Ingles Markets, Inc., Class A	649,249
13,468	Inter Parfums, Inc.	406,464
16,620	Inventure Foods, Inc.(b)	162,045
7,206	J&J Snack Foods Corp.	751,802
10,257	John B. Sanfilippo & Son, Inc.	533,467

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
16,562	Lancaster Colony Corp.	$1,484,949
27,903	Landec Corp.(b)	396,502
9,393	Medifast, Inc.(b)	281,790
14,294	National Beverage Corp.(b)	319,471
14,245	Nature’s Sunshine Products, Inc.	185,327
10,548	Nutraceutical International Corp.(b)	205,686
5,883	Oil-Dri Corp. of America	193,080
38,612	Omega Protein Corp.(b)	493,461
6,897	Orchids Paper Products Co.	148,216
52,824	Pilgrim’s Pride Corp.(c)	1,304,753
32,955	Post Holdings, Inc., Class A(b)	1,546,908
11,900	PriceSmart, Inc.	957,474
10,233	Revlon, Inc., Class A(b)	400,213
230,215	Roundy’s, Inc.(b)	1,160,284
18,563	Sanderson Farms, Inc.(c)	1,394,452
257	Seaboard Corp.(b)	925,200
15,147	Seneca Foods Corp., Class A(b)	436,536
28,912	Smart & Final Stores, Inc.(b)	500,756
47,728	Snyders-Lance, Inc.	1,409,408
55,664	SpartanNash Co.	1,679,383
12,985	Spectrum Brands Holdings, Inc.	1,187,218
27,904	Sprouts Farmers Market, Inc.(b)	892,509
13,368	Tootsie Roll Industries, Inc., Class A(c)	414,141
3,192	USANA Health Sciences, Inc.(b)	363,058
69,934	Vector Group Ltd.(c)	1,549,038
11,004	Village Super Market, Inc., Class A	351,358
6,551	WD-40 Co.	530,369
15,997	Weis Markets, Inc.	709,467

		39,417,031

	Energy—7.6%
57,960	Abraxas Petroleum Corp.(b)	220,248
3,890	Adams Resources & Energy, Inc.	181,274
108,126	Aegean Marine Petroleum Network, Inc. (Greece)	1,643,515
91,063	Alon USA Energy, Inc.	1,465,204
20,420	Antero Resources Corp.(b)(c)	904,810
88,258	Approach Resources, Inc.(b)(c)	774,023
158,935	Basic Energy Services, Inc.(b)	1,619,548
20,673	Bonanza Creek Energy, Inc.(b)	569,748
34,416	Bristow Group, Inc.	2,138,266
91,362	C&J Energy Services Ltd.(b)	1,594,267
61,461	Callon Petroleum Co.(b)	549,461
31,173	CARBO Ceramics, Inc.(c)	1,378,782
22,053	Carrizo Oil & Gas, Inc.(b)	1,229,014
149,908	CHC Group Ltd. (Canada)(b)(c)	178,391
4,361	Cheniere Energy, Inc.(b)	333,573
7,627	Clayton Williams Energy, Inc.(b)	424,595
77,627	Clean Energy Fuels Corp.(b)(c)	766,179
150,269	Cobalt International Energy, Inc.(b)	1,607,878
178,349	Comstock Resources, Inc.(c)	957,734
21,477	Contango Oil & Gas Co.(b)	538,428
35,395	Continental Resources, Inc.(b)	1,862,839
15,918	Core Laboratories NV(c)	2,089,715
37,590	CVR Energy, Inc.(c)	1,505,104
56,128	DHT Holdings, Inc.	449,024
8,071	Diamondback Energy, Inc.(b)	666,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
23,377	Dril-Quip, Inc.(b)	$1,863,614
215,544	Emerald Oil, Inc.(b)	137,948
78,510	EP Energy Corp., Class A(b)(c)	1,159,593
28,372	Era Group, Inc.(b)	629,291
361,697	EXCO Resources, Inc.(c)	745,096
73,666	Forum Energy Technologies, Inc.(b)	1,713,471
20,743	Frank’s International NV	431,454
414,666	Frontline Ltd. (Norway)(b)(c)	1,061,545
15,333	GasLog Ltd. (Monaco)(c)	341,773
25,882	Geospace Technologies Corp.(b)	559,051
87,548	Goodrich Petroleum Corp.(b)(c)	338,811
60,585	Green Plains, Inc.	1,886,617
21,284	Gulf Island Fabrication, Inc.	280,736
5,480	Gulfmark Offshore, Inc., Class A(c)	82,255
41,436	Gulfport Energy Corp.(b)	2,027,878
419,198	Halcon Resources Corp.(b)(c)	624,605
1,486,899	Hercules Offshore, Inc.(b)(c)	1,197,102
93,950	Hornbeck Offshore Services, Inc.(b)	2,146,758
19,942	InterOil Corp.(b)(c)	1,031,001
285,367	ION Geophysical Corp.(b)	650,637
61,599	Kosmos Energy Ltd.(b)	602,438
75,691	Laredo Petroleum, Inc.(b)(c)	1,195,918
18,829	Matador Resources Co.(b)	521,940
35,753	Matrix Service Co.(b)	785,493
11,919	Memorial Resource Development Corp.(b)	240,645
45,288	Mitcham Industries, Inc.(b)	221,911
14,433	Natural Gas Services Group, Inc.(b)	365,877
123,160	Newpark Resources, Inc.(b)	1,263,622
111,391	Nordic American Tankers Ltd.(c)	1,362,312
161,621	North Atlantic Drilling Ltd. (Norway)(c)	248,896
92,441	Northern Oil and Gas, Inc.(b)(c)	817,178
100,591	Nuverra Environmental Solutions, Inc.(b)(c)	408,400
116,014	Oasis Petroleum, Inc.(b)(c)	2,081,291
184,957	Ocean Rig UDW, Inc. (Cyprus)	1,389,027
204,016	Pacific Drilling SA(b)	952,755
41,123	Pacific Ethanol, Inc.(b)(c)	491,831
8,734	Panhandle Oil and Gas, Inc., Class A	199,135
388,883	Parker Drilling Co.(b)	1,458,311
27,077	PDC Energy, Inc.(b)	1,536,349
112,206	Penn Virginia Corp.(b)(c)	749,536
102,580	PetroQuest Energy, Inc.(b)	274,914
14,430	PHI, Inc.(b)	452,092
221,358	Pioneer Energy Services Corp.(b)	1,649,117
98,224	Renewable Energy Group, Inc.(b)	904,643
529,913	Resolute Energy Corp.(b)(c)	657,092
6,320	REX American Resources Corp.(b)	399,550
89,872	Rex Energy Corp.(b)	449,360
43,694	Rice Energy, Inc.(b)	1,076,183
94,098	Rosetta Resources, Inc.(b)	2,148,257
67,931	RPC, Inc.	1,080,782
10,521	RSP Permian, Inc.(b)	305,319
51,146	Sanchez Energy Corp.(b)(c)	751,335
111,166	Scorpio Tankers, Inc. (Monaco)	1,038,290
17,490	SemGroup Corp., Class A	1,472,483
102,749	Ship Finance International Ltd. (Norway)	1,619,324
65,516	StealthGas, Inc. (Greece)(b)	433,061

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
614,664	Swift Energy Co.(b)(c)	$1,856,285
108,033	Teekay Tankers Ltd., Class A	680,608
78,718	Tesco Corp.	1,012,314
249,205	TETRA Technologies, Inc.(b)	1,799,260
76,766	Triangle Petroleum Corp.(b)(c)	458,293
146,391	Tsakos Energy Navigation Ltd.	1,343,869
33,075	Ultra Petroleum Corp.(b)(c)	563,267
26,269	US Silica Holdings, Inc.(c)	981,147
102,395	VAALCO Energy, Inc.(b)	252,916
791,629	Vantage Drilling Co.(b)	315,464
33,292	Voc Energy Trust(c)	203,414
154,472	W&T Offshore, Inc.(c)	993,255
290,545	Warren Resources, Inc.(b)	313,789
16,193	Westmoreland Coal Co.(b)	460,205
145,952	Willbros Group, Inc.(b)	364,880

		87,760,912

	Financials—22.3%
16,840	1st Source Corp.	524,061
27,889	Acadia Realty Trust REIT	861,770
42,421	AG Mortgage Investment Trust, Inc. REIT	815,332
10,736	Agree Realty Corp. REIT	330,454
20,842	Alexander & Baldwin, Inc.	843,684
1,281	Alexander’s, Inc. REIT	552,393
18,463	Altisource Portfolio Solutions SA(b)(c)	447,728
35,051	Altisource Residential Corp. REIT	671,227
20,870	American Assets Trust, Inc. REIT	830,626
65,904	American Capital Mortgage Investment Corp. REIT	1,155,956
106,457	American Homes 4 Rent, Class A REIT	1,798,059
9,511	American National Bankshares, Inc.	214,093
10,074	American National Insurance Co.	1,008,004
108,431	American Realty Capital Properties, Inc. REIT	979,132
15,305	American Residential Properties, Inc. REIT(b)	287,122
13,176	Ameris Bancorp	329,268
11,026	AMERISAFE, Inc.	498,265
16,477	AmTrust Financial Services, Inc.(c)	979,887
336,936	Anworth Mortgage Asset Corp. REIT	1,711,635
42,989	Apollo Commercial Real Estate Finance, Inc. REIT	734,682
44,683	Apollo Residential Mortgage, Inc. REIT	708,672
28,485	Ares Commercial Real Estate Corp. REIT	323,305
41,131	Argo Group International Holdings Ltd.	2,015,008
20,846	Arlington Asset Investment Corp., Class A	451,941
19,366	Armada Hoffler Properties, Inc. REIT	198,889
424,910	ARMOUR Residential REIT, Inc. REIT	1,274,730
12,315	Arrow Financial Corp.	320,929
72,309	Ashford Hospitality Trust, Inc. REIT	655,120
35,083	Associated Estates Realty Corp. REIT	999,866
137,353	Astoria Financial Corp.	1,808,939
9,144	Baldwin & Lyons, Inc., Class B	207,477
22,974	Banc of California, Inc.	284,878
6,901	BancFirst Corp.	398,326
30,201	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	959,486

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
52,404	Bancorp, Inc. (The)(b)	$510,415
83,754	BancorpSouth, Inc.	2,027,684
39,392	Bank Mutual Corp.	283,228
3,806	Bank of Kentucky Financial Corp. (The)	182,269
4,639	Bank of Marin Bancorp	233,898
23,925	Bank of the Ozarks, Inc.	927,333
11,964	Banner Corp.	541,012
58,044	BBCN Bancorp, Inc.	823,644
63,546	Beneficial Bancorp, Inc.(b)	737,134
26,753	Berkshire Hills Bancorp, Inc.	749,352
128,039	BGC Partners, Inc., Class A	1,284,871
25,473	Blackstone Mortgage Trust, Inc., Class A REIT	782,785
17,978	BNC Bancorp	328,099
3,952	BofI Holding, Inc.(b)	362,833
25,086	BOK Financial Corp.	1,635,356
59,452	Boston Private Financial Holdings, Inc.	781,794
9,689	Bridge Bancorp, Inc.	244,841
92,523	Brookline Bancorp, Inc.	996,473
10,526	Bryn Mawr Bank Corp.	316,727
5,688	C&F Financial Corp.	199,421
46,667	Calamos Asset Management, Inc., Class A	577,271
6,772	Camden National Corp.	259,503
79,892	Campus Crest Communities, Inc. REIT	505,716
8,951	Capital Bank Financial Corp., Class A(b)	242,751
177,679	Capstead Mortgage Corp. REIT	2,069,960
20,670	Cardinal Financial Corp.	426,422
34,938	Cash America International, Inc.	905,593
16,409	CatchMark Timber Trust, Inc., Class A REIT	190,344
47,621	Cathay General Bancorp	1,361,008
28,739	CBOE Holdings, Inc.	1,617,144
66,640	Cedar Realty Trust, Inc. REIT	465,814
22,724	Centerstate Banks, Inc.	276,324
11,372	Central Pacific Financial Corp.	260,419
188,327	Chambers Street Properties REIT	1,412,453
23,609	Charter Financial Corp.	282,600
10,717	Chatham Lodging Trust REIT	296,218
34,901	Chemical Financial Corp.	1,078,441
28,444	Chesapeake Lodging Trust REIT	903,097
13,038	Citizens & Northern Corp.	258,674
37,170	Citizens, Inc., Class A(b)(c)	209,639
15,815	City Holding Co.	727,016
16,492	Clifton Bancorp, Inc.	225,116
35,766	CNA Financial Corp.	1,441,370
11,542	CNB Financial Corp.	198,292
21,647	CoBiz Financial, Inc.	259,980
10,857	Cohen & Steers, Inc.	411,046
53,525	Colony Capital, Inc., Class A REIT	1,386,833
40,946	Columbia Banking System, Inc.	1,216,096
36,724	Community Bank System, Inc.	1,283,504
18,363	Community Trust Bancorp, Inc.	589,085
9,556	ConnectOne Bancorp, Inc.	183,666
37,157	Consumer Portfolio Services, Inc.(b)	237,433
31,085	CorEnergy Infrastructure Trust, Inc. REIT	211,067
11,135	CoreSite Realty Corp. REIT	535,371

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
116,611	Cousins Properties, Inc. REIT	$1,135,791
61,597	Cowen Group, Inc., Class A(b)	344,327
21,834	Crawford & Co., Class B	178,384
3,846	Credit Acceptance Corp.(b)	908,425
55,868	CubeSmart REIT	1,288,875
19,912	Customers Bancorp, Inc.(b)	501,982
76,306	CVB Financial Corp.	1,194,189
16,607	CyrusOne, Inc. REIT	539,395
157,436	CYS Investments, Inc. REIT	1,404,329
2,140	Diamond Hill Investment Group, Inc.	389,908
39,336	Dime Community Bancshares, Inc.	626,229
42,006	DuPont Fabros Technology, Inc. REIT	1,308,487
90,555	Dynex Capital, Inc. REIT	724,440
11,743	Eagle Bancorp, Inc.(b)	432,847
20,981	EastGroup Properties, Inc. REIT	1,200,113
24,982	Education Realty Trust, Inc. REIT	839,895
25,567	eHealth, Inc.(b)	313,451
24,202	Empire State Realty Trust, Inc., Class A REIT	435,636
35,001	Employers Holdings, Inc.	854,374
23,160	Encore Capital Group, Inc.(b)	936,590
21,144	Enova International, Inc.(b)	391,375
8,745	Enstar Group Ltd.(b)	1,242,140
16,588	Enterprise Financial Services Corp.	340,552
29,060	Equity Lifestyle Properties, Inc. REIT	1,534,949
42,822	Equity One, Inc. REIT	1,054,706
14,371	Essent Group Ltd.(b)	358,556
74,925	EverBank Financial Corp.	1,391,357
15,740	Evercore Partners, Inc., Class A	759,298
38,192	Excel Trust, Inc. REIT	605,343
150,084	EZCORP, Inc., Class A(b)(c)	1,380,773
13,343	FBL Financial Group, Inc., Class A	777,497
10,563	FBR & Co.(b)	226,682
12,137	Federal Agricultural Mortgage Corp., Class C	381,587
37,399	FelCor Lodging Trust, Inc. REIT	415,503
26,814	Fidelity & Guaranty Life	600,097
14,321	Fidelity Southern Corp.	240,593
7,458	Financial Engines, Inc.(c)	314,504
13,176	Financial Institutions, Inc.	310,295
139,243	First BanCorp(b)	836,850
18,043	First Bancorp/Southern Pines NC	292,838
71,239	First Busey Corp.	444,531
18,829	First Cash Financial Services, Inc.(b)	910,194
5,666	First Citizens BancShares, Inc., Class A	1,361,766
98,085	First Commonwealth Financial Corp.	884,727
17,283	First Community Bancshares, Inc.	289,663
12,760	First Connecticut Bancorp, Inc.	188,593
10,093	First Defiance Financial Corp.	353,255
94,546	First Financial Bancorp	1,631,864
37,970	First Financial Bankshares, Inc.(c)	1,099,611
12,856	First Financial Corp.	436,461
44,340	First Industrial Realty Trust, Inc. REIT	874,828
21,812	First Interstate BancSystem, Inc., Class A	590,233
27,092	First Merchants Corp.	611,466
63,906	First Midwest Bancorp, Inc.	1,092,793

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
9,569	First of Long Island Corp. (The)	$239,416
80,369	First Potomac Realty Trust REIT	861,556
41,124	Flagstar Bancorp, Inc.(b)	706,510
35,503	Flushing Financial Corp.	680,237
55,894	Forest City Enterprises, Inc., Class A(b)	1,328,041
58,758	Forestar Group, Inc.(b)	867,268
100,096	Franklin Street Properties Corp. REIT	1,182,134
370,343	FXCM, Inc., Class A(c)	744,389
28,323	Gain Capital Holdings, Inc.	279,831
3,056	GAMCO Investors, Inc., Class A	236,259
11,429	Gaming and Leisure Properties, Inc. REIT	408,015
9,530	German American Bancorp, Inc.	272,653
31,444	Getty Realty Corp. REIT	546,182
64,661	Glacier Bancorp, Inc.	1,703,171
21,303	Gladstone Commercial Corp. REIT	379,406
9,043	Global Indemnity PLC, Class A(b)	248,230
64,436	Government Properties Income Trust REIT	1,342,846
8,384	Gramercy Property Trust, Inc. REIT	229,219
11,772	Great Southern Bancorp, Inc.	464,052
36,015	Green Dot Corp., Class A(b)	579,842
29,583	Greenhill & Co., Inc.	1,170,008
36,271	Greenlight Capital Re Ltd., Class A(b)	1,102,276
17,414	Hallmark Financial Services, Inc.(b)	192,947
21,260	Hanmi Financial Corp.	452,413
6,416	HCI Group, Inc.	279,609
76,678	Healthcare Trust of America, Inc., Class A REIT	1,985,193
17,901	Heritage Financial Corp.	302,527
141,601	Hersha Hospitality Trust REIT	910,494
11,762	HFF, Inc., Class A	460,953
49,763	Hilltop Holdings, Inc.(b)	1,000,734
23,633	Home BancShares, Inc.	777,053
11,320	HomeStreet, Inc.(b)	234,098
23,867	HomeTrust Bancshares, Inc.(b)	373,280
52,578	Horace Mann Educators Corp.	1,786,075
9,222	Horizon Bancorp	215,334
12,657	Howard Hughes Corp. (The)(b)	1,879,185
21,443	Hudson Pacific Properties, Inc. REIT	646,721
13,982	Hudson Valley Holding Corp.	345,915
25,054	IBERIABANK Corp.	1,561,115
15,795	Independent Bank Corp./MI	209,126
18,555	Independent Bank Corp./Rockland MA	774,115
15,566	Infinity Property & Casualty Corp.	1,154,219
91,680	Inland Real Estate Corp. REIT	943,387
11,716	Interactive Brokers Group, Inc., Class A	397,758
67,825	International Bancshares Corp.	1,762,094
16,109	INTL FCStone, Inc.(b)	517,099
25,666	Investment Technology Group, Inc.(b)	731,224
114,109	Investors Bancorp, Inc.	1,351,051
159,209	Investors Real Estate Trust REIT(c)	1,141,529
47,118	iStar Financial, Inc. REIT(b)	637,978
106,173	Janus Capital Group, Inc.	1,900,497
29,784	JG Wentworth Co. (The), Class A(b)	299,627
3,787	Kansas City Life Insurance Co.	169,961
86,053	KCG Holdings, Inc., Class A(b)	1,104,921
16,068	Kennedy-Wilson Holdings, Inc.	398,165

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
25,611	Kite Realty Group Trust REIT	$671,008
49,609	Ladenburg Thalmann Financial Services, Inc.(b)	167,182
36,877	Lakeland Bancorp, Inc.	418,554
12,549	Lakeland Financial Corp.	490,038
26,928	LegacyTexas Financial Group, Inc.	685,318
18,458	LTC Properties, Inc. REIT	802,185
82,214	Maiden Holdings Ltd.	1,194,569
17,682	MainSource Financial Group, Inc.	340,379
7,984	MarketAxess Holdings, Inc.	685,426
9,728	Marlin Business Services Corp.	194,268
40,623	MB Financial, Inc.	1,223,971
85,131	Meadowbrook Insurance Group, Inc.	727,019
112,696	Medical Properties Trust, Inc. REIT	1,575,490
9,606	Mercantile Bank Corp.	190,391
5,993	Meta Financial Group, Inc.	245,174
10,876	Metro Bancorp, Inc.	278,861
139,839	MGIC Investment Corp.(b)	1,457,122
33,709	Monmouth Real Estate Investment Corp. REIT	348,214
46,068	Montpelier Re Holdings Ltd. (Bermuda)	1,755,651
82,243	Nam Tai Property, Inc. (China)(c)	419,439
6,185	National Bankshares, Inc.	179,427
11,976	National Health Investors, Inc. REIT	799,039
9,915	National Interstate Corp.	277,818
104,561	National Penn Bancshares, Inc.	1,087,434
2,095	National Western Life Insurance Co., Class A	501,983
9,814	Nationstar Mortgage Holdings, Inc.(b)	246,331
14,195	Navigators Group, Inc. (The)(b)	1,107,920
52,404	NBT Bancorp, Inc.	1,265,557
19,286	Nelnet, Inc., Class A	863,434
96,625	New York Mortgage Trust, Inc. REIT(c)	754,641
103,749	New York REIT, Inc. REIT	1,025,040
24,949	NewBridge Bancorp, Class A	200,839
53,414	Newcastle Investment Corp. REIT	284,697
19,989	Nicholas Financial, Inc.(b)	252,461
46,666	Northfield Bancorp, Inc.	673,390
9,175	Northrim Bancorp, Inc.	228,641
144,340	Northwest Bancshares, Inc.	1,776,825
12,485	OceanFirst Financial Corp.	209,498
40,349	OFG Bancorp(c)	568,517
104,183	Old National Bancorp	1,423,140
13,137	One Liberty Properties, Inc. REIT	295,320
37,780	OneBeacon Insurance Group Ltd., Class A	569,722
16,802	Oppenheimer Holdings, Inc., Class A	401,400
49,136	Oritani Financial Corp.	732,126
15,737	Pacific Continental Corp.	203,007
13,195	Pacific Premier Bancorp, Inc.(b)	206,634
23,530	PacWest Bancorp	1,061,203
13,549	Park National Corp.	1,118,605
28,734	Park Sterling Corp.	192,518
42,819	Parkway Properties, Inc. REIT	696,665
10,415	Peapack Gladstone Financial Corp.	217,986
23,129	Pebblebrook Hotel Trust REIT	993,159
5,447	Penns Woods Bancorp, Inc.	237,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
56,013	Pennsylvania Real Estate Investment Trust REIT	$1,266,454
12,979	Peoples Bancorp, Inc.	300,983
16,259	Phoenix Cos., Inc. (The)(b)	554,595
11,276	Physicians Realty Trust REIT	187,182
25,531	PICO Holdings, Inc.(b)	459,813
16,478	Pinnacle Financial Partners, Inc.	785,177
17,598	Piper Jaffray Cos.(b)	887,819
28,356	Post Properties, Inc. REIT	1,621,113
36,022	Potlatch Corp. REIT	1,329,572
25,276	PRA Group, Inc.(b)	1,384,493
42,174	PrivateBancorp, Inc.	1,563,390
67,492	Provident Financial Services, Inc.	1,214,856
13,404	PS Business Parks, Inc. REIT	1,023,395
5,541	QTS Realty Trust, Inc., Class A REIT	200,972
59,741	Radian Group, Inc.	1,066,974
94,954	RAIT Financial Trust REIT	615,302
48,841	Ramco-Gershenson Properties Trust REIT	853,741
12,518	RE/Max Holdings, Inc., Class A	422,983
93,835	Redwood Trust, Inc. REIT	1,613,024
20,799	Regional Management Corp.(b)	335,904
30,286	Renasant Corp.	899,797
10,383	Republic Bancorp, Inc., Class A	246,908
21,108	Resource America, Inc., Class A	180,262
228,548	Resource Capital Corp. REIT	1,007,897
39,491	Retail Opportunity Investments Corp. REIT	662,659
12,577	Rexford Industrial Realty, Inc. REIT	186,894
21,873	Rouse Properties, Inc. REIT(c)	382,121
26,617	S&T Bancorp, Inc.	715,997
36,659	Sabra Health Care REIT, Inc. REIT	1,095,371
12,593	Safeguard Scientifics, Inc.(b)	226,548
20,707	Safety Insurance Group, Inc.	1,204,112
23,388	Sandy Spring Bancorp, Inc.	609,491
9,139	Saul Centers, Inc. REIT(c)	459,874
45,513	SEI Investments Co.	2,078,124
35,523	Select Income REIT	823,778
70,833	Selective Insurance Group, Inc.	1,908,241
11,036	Sierra Bancorp	180,770
22,919	Silver Bay Realty Trust Corp. REIT	354,557
14,102	Simmons First National Corp., Class A	616,963
14,881	South State Corp.	1,007,741
20,677	Southside Bancshares, Inc.(c)	564,896
17,122	Southwest Bancorp, Inc.	295,012
15,742	Sovran Self Storage, Inc. REIT	1,374,906
20,180	Springleaf Holdings, Inc.(b)	1,009,000
7,536	Square 1 Financial, Inc., Class A(b)	194,881
26,186	St. Joe Co. (The)(b)	456,946
21,713	STAG Industrial, Inc., Class A REIT	471,824
29,780	Starwood Waypoint Residential Trust REIT	766,537
18,638	State Auto Financial Corp.	440,230
20,353	State Bank Financial Corp.	407,264
39,813	Sterling Bancorp	516,773
32,250	Stewart Information Services Corp.	1,177,125
10,864	Stock Yards Bancorp, Inc.	378,067
6,675	Stonegate Bank	191,172
53,417	Strategic Hotels & Resorts, Inc. REIT(b)	624,979

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
10,005	Suffolk Bancorp	$239,720
54,858	Summit Hotel Properties, Inc. REIT	722,480
17,341	Sun Communities, Inc. REIT	1,076,182
87,983	Sunstone Hotel Investors, Inc. REIT	1,370,775
15,114	Talmer Bancorp, Inc., Class A	232,453
52,198	Tanger Factory Outlet Centers, Inc. REIT	1,752,809
7,986	Tejon Ranch Co.(b)	197,254
11,752	Territorial Bancorp, Inc.	271,471
32,542	Texas Capital Bancshares, Inc.(b)	1,713,662
44,523	TFS Financial Corp.	650,926
26,444	Third Point Reinsurance Ltd.(b)	356,465
9,577	Tompkins Financial Corp.	499,441
21,348	TowneBank	353,309
17,551	TriCo Bancshares	409,289
107,974	TrustCo Bank Corp. NY	720,187
91,690	Trustmark Corp.	2,182,222
33,571	UMB Financial Corp.	1,671,500
23,990	UMH Properties, Inc. REIT	241,579
123,108	Umpqua Holdings Corp.	2,094,067
27,452	Union Bankshares Corp.	597,356
43,961	United Bankshares, Inc.	1,652,054
33,320	United Community Banks, Inc.	620,085
49,525	United Community Financial Corp.	266,940
29,571	United Financial Bancorp, Inc.	377,030
29,044	United Fire Group, Inc.	867,544
6,349	Universal Health Realty Income Trust REIT	315,291
16,081	Universal Insurance Holdings, Inc.	386,266
21,490	Univest Corp. of Pennsylvania	419,270
21,551	Urstadt Biddle Properties, Inc., Class A REIT	447,183
3,500	Virtus Investment Partners, Inc.	467,670
27,129	Walker & Dunlop, Inc.(b)	519,249
90,842	Walter Investment Management Corp.(b)(c)	1,599,728
68,277	Washington Real Estate Investment Trust REIT	1,687,807
13,160	Washington Trust Bancorp, Inc.	487,183
24,030	Waterstone Financial, Inc.	306,142
30,025	WesBanco, Inc.	946,088
28,382	Westamerica Bancorp.	1,236,036
30,364	Western Alliance Bancorp(b)	938,855
73,307	Western Asset Mortgage Capital Corp. REIT(c)	1,071,015
4,411	Westwood Holdings Group, Inc.	258,441
20,552	Whitestone REIT	302,114
48,592	Wilshire Bancorp, Inc.	512,646
29,547	Winthrop Realty Trust REIT	486,344
42,800	Wintrust Financial Corp.	2,086,072
12,250	World Acceptance Corp.(b)(c)	1,036,595
5,410	WSFS Financial Corp.	385,030

		257,846,419

	Health Care—7.2%
4,936	Abaxis, Inc.	315,904
2,900	ABIOMED, Inc.(b)	183,338
8,031	Acadia Healthcare Co., Inc.(b)	550,123
21,663	Accuray, Inc.(b)(c)	176,120
19,003	Aceto Corp.	368,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
11,930	Acorda Therapeutics, Inc.(b)	$358,735
29,035	Affymetrix, Inc.(b)	352,195
21,041	Air Methods Corp.(b)	961,574
6,500	Akorn, Inc.(b)	270,660
11,519	Albany Molecular Research, Inc.(b)	208,033
13,141	Align Technology, Inc.(b)	773,216
13,768	Alkermes PLC(b)	762,334
11,146	Alliance HealthCare Services, Inc.(b)	237,075
11,047	Almost Family, Inc.(b)	478,114
1,843	Alnylam Pharmaceuticals, Inc.(b)	187,746
34,762	Amedisys, Inc.(b)	966,731
25,248	AMN Healthcare Services, Inc.(b)	575,907
32,668	Amsurg Corp.(b)	2,048,937
7,233	Analogic Corp.	611,189
24,196	AngioDynamics, Inc.(b)	403,831
4,002	Anika Therapeutics, Inc.(b)	136,548
23,114	ARIAD Pharmaceuticals, Inc.(b)(c)	200,398
4,621	athenahealth, Inc.(b)	566,812
950	Atrion Corp.	308,608
10,423	BioMarin Pharmaceutical, Inc.(b)	1,167,897
20,632	Bio-Reference Laboratories, Inc.(b)	683,332
132,509	BioScrip, Inc.(b)(c)	622,792
13,167	Bio-Techne Corp.	1,263,505
70,344	Bruker Corp.(b)	1,333,722
11,908	Cambrex Corp.(b)	458,339
7,158	Cantel Medical Corp.	320,607
14,852	Capital Senior Living Corp.(b)	388,677
16,171	Catalent, Inc.(b)	465,240
9,963	Celldex Therapeutics, Inc.(b)	239,112
6,361	Cepheid, Inc.(b)	356,852
20,496	Charles River Laboratories International, Inc.(b)	1,417,503
9,783	Chemed Corp.	1,127,491
15,420	Civitas Solutions, Inc.(b)	289,125
3,314	Clovis Oncology, Inc.(b)	266,313
8,785	Computer Programs & Systems, Inc.	459,719
17,544	CONMED Corp.	881,235
8,674	CorVel Corp.(b)	310,009
30,055	Cross Country Healthcare, Inc.(b)	333,611
18,979	CryoLife, Inc.	193,586
8,220	Cyberonics, Inc.(b)	500,680
10,360	Cynosure, Inc., Class A(b)	346,231
12,873	Emergent Biosolutions, Inc.(b)	382,199
7,962	Ensign Group, Inc. (The)	335,280
8,569	Exactech, Inc.(b)	187,233
12,294	ExamWorks Group, Inc.(b)	503,439
111,887	Five Star Quality Care, Inc.(b)	475,520
43,993	Genesis Healthcare, Inc., Class A(b)	303,992
24,651	Globus Medical, Inc., Class A(b)	588,912
18,259	Greatbatch, Inc.(b)	984,525
32,715	Haemonetics Corp.(b)	1,325,939
53,779	Hanger, Inc.(b)	1,201,423
31,343	Healthways, Inc.(b)	545,368
2,016	HeartWare International, Inc.(b)	152,631
32,479	Hill-Rom Holdings, Inc.	1,622,001
47,515	HMS Holdings Corp.(b)	808,230

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
25,987	ICON PLC (Ireland)(b)	$1,672,004
7,239	ICU Medical, Inc.(b)	610,754
11,853	IDEXX Laboratories, Inc.(b)	1,486,011
34,601	Impax Laboratories, Inc.(b)	1,566,041
66,538	IMS Health Holdings, Inc.(b)	1,835,783
11,916	Infinity Pharmaceuticals, Inc.(b)	150,976
5,899	Insulet Corp.(b)	176,085
16,238	Integra LifeSciences Holdings Corp.(b)	954,470
59,013	Invacare Corp.	1,184,391
15,151	IPC Healthcare, Inc.(b)	741,187
5,141	Isis Pharmaceuticals, Inc.(b)	291,598
9,194	Jazz Pharmaceuticals PLC(b)	1,642,968
12,208	Landauer, Inc.	393,830
15,118	LHC Group, Inc.(b)	484,683
20,950	Luminex Corp.(b)	325,144
31,783	Masimo Corp.(b)	1,072,994
51,057	MedAssets, Inc.(b)	1,033,394
36,942	Medicines Co. (The)(b)	946,085
6,355	Medidata Solutions, Inc.(b)	339,548
36,847	Meridian Bioscience, Inc.	652,929
33,547	Merit Medical Systems, Inc.(b)	651,147
17,204	Momenta Pharmaceuticals, Inc.(b)	300,210
32,529	Myriad Genetics, Inc.(b)(c)	1,074,433
11,510	Natus Medical, Inc.(b)	434,042
8,685	Neogen Corp.(b)	386,830
18,200	NuVasive, Inc.(b)	814,086
14,002	NxStage Medical, Inc.(b)	256,657
13,860	Omnicell, Inc.(b)	492,446
26,084	OPKO Health, Inc.(b)(c)	358,916
23,478	OraSure Technologies, Inc.(b)	147,911
19,113	Orthofix International NV(b)	617,541
25,787	PAREXEL International Corp.(b)	1,639,409
2,250	Pharmacyclics, Inc.(b)	576,450
65,812	PharMerica Corp.(b)	1,886,172
5,432	Portola Pharmaceuticals, Inc.(b)	193,868
9,354	Premier, Inc., Class A(b)	354,517
27,983	Prestige Brands Holdings, Inc.(b)	1,098,333
17,714	Providence Service Corp. (The)(b)	753,199
46,176	Quality Systems, Inc.	720,115
11,186	Quidel Corp.(b)	260,634
58,367	RadNet, Inc.(b)	489,115
4,787	Regeneron Pharmaceuticals, Inc.(b)	2,189,861
52,308	Rigel Pharmaceuticals, Inc.(b)	222,832
40,330	RTI Surgical, Inc.(b)	225,848
6,702	Sagent Pharmaceuticals, Inc.(b)	156,224
14,051	Sarepta Therapeutics, Inc.(b)(c)	171,422
22,961	SciClone Pharmaceuticals, Inc.(b)	187,591
6,073	Seattle Genetics, Inc.(b)	208,547
69,429	Select Medical Holdings Corp.	1,010,192
22,659	Sirona Dental Systems, Inc.(b)	2,101,622
6,997	Spectranetics Corp. (The)(b)	179,473
42,680	Spectrum Pharmaceuticals, Inc.(b)(c)	241,142
9,081	Surgical Care Affiliates, Inc.(b)	342,354
7,462	SurModics, Inc.(b)	188,192
2,372	Synageva BioPharma Corp.(b)	218,129
19,437	Syneron Medical Ltd. (Israel)(b)	240,241

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
27,316	Team Health Holdings, Inc.(b)	$1,627,214
25,763	Thoratec Corp.(b)	1,033,354
16,004	Tornier NV(b)	414,023
100,575	Triple-S Management Corp., Class B(b)	1,882,764
58,230	Universal American Corp.(b)	581,718
7,401	US Physical Therapy, Inc.	349,031
5,959	Vascular Solutions, Inc.(b)	191,046
12,412	Vertex Pharmaceuticals, Inc.(b)	1,530,151
32,894	West Pharmaceutical Services, Inc.	1,752,592
17,754	Wright Medical Group, Inc.(b)	450,419

		83,607,564

	Industrials—16.3%
30,182	A.O. Smith Corp.	1,928,630
13,240	AAON, Inc.	317,363
58,764	AAR Corp.	1,777,023
189,760	ACCO Brands Corp.(b)	1,493,411
70,724	Accuride Corp.(b)	288,554
60,762	Actuant Corp., Class A	1,447,351
12,531	Acuity Brands, Inc.	2,092,050
9,379	Advanced Drainage Systems, Inc.	262,612
9,616	Advisory Board Co. (The)(b)	498,974
78,063	Aegion Corp.(b)	1,437,920
34,084	AerCap Holdings NV (Netherlands)(b)	1,591,041
31,730	Aerojet Rocketdyne Holdings, Inc.(b)	623,812
11,737	Aerovironment, Inc.(b)	300,467
52,981	Air Lease Corp.	2,046,656
79,566	Air Transport Services Group, Inc.(b)	741,555
88,010	Aircastle Ltd.	2,110,480
11,418	Alamo Group, Inc.	705,404
18,016	Alaska Air Group, Inc.	1,154,105
19,666	Albany International Corp., Class A	770,907
493	Allegiant Travel Co.	75,804
22,355	Altra Industrial Motion Corp.	589,501
5,153	AMERCO	1,659,472
35,380	Ameresco, Inc., Class A(b)	237,754
5,668	American Railcar Industries, Inc.(c)	300,631
9,248	American Science & Engineering, Inc.	346,060
5,371	American Woodmark Corp.(b)	272,310
13,003	Apogee Enterprises, Inc.	684,218
39,838	Applied Industrial Technologies, Inc.	1,664,033
30,816	ARC Document Solutions, Inc.(b)	263,169
25,042	ArcBest Corp.	893,999
6,276	Argan, Inc.	202,778
17,547	Astec Industries, Inc.	738,378
3,686	Astronics Corp.(b)	248,105
3,735	Atlas Air Worldwide Holdings, Inc.(b)	182,044
18,379	AZZ, Inc.	852,602
189,512	Baltic Trading Ltd.(c)	269,107
36,588	Barnes Group, Inc.	1,467,179
6,249	Barrett Business Services, Inc.	277,893
64,958	Beacon Roofing Supply, Inc.(b)	1,930,552
42,643	Blount International, Inc.(b)	565,446
56,432	Brady Corp., Class A	1,502,784
78,582	Briggs & Stratton Corp.	1,536,278
31,083	Builders FirstSource, Inc.(b)	396,619
4,909	Caesarstone Sdot-Yam Ltd. (Israel)	290,809

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
14,308	CAI International, Inc.(b)	$340,817
66,356	Casella Waste Systems, Inc., Class A(b)	363,631
80,326	CBIZ, Inc.(b)	726,147
24,901	CDI Corp.	339,650
21,021	Celadon Group, Inc.	543,183
190,024	Cenveo, Inc.(b)(c)	376,248
44,471	Chart Industries, Inc.(b)	1,803,299
14,116	CIRCOR International, Inc.	771,298
24,546	CLARCOR, Inc.	1,595,490
18,776	Columbus McKinnon Corp.	476,159
49,604	Comfort Systems USA, Inc.	1,026,307
79,526	Commercial Vehicle Group, Inc.(b)	458,070
8,997	Continental Building Products, Inc.(b)	198,024
1,786	Copa Holdings SA, Class A (Panama)	198,050
43,124	Copart, Inc.(b)	1,533,921
11,379	Corporate Executive Board Co. (The)	953,902
25,632	Costamare, Inc. (Greece)(c)	518,535
14,074	Covenant Transportation Group, Inc., Class A(b)	428,835
10,648	CRA International, Inc.(b)	310,922
17,620	Cubic Corp.	873,600
151,234	Diana Shipping, Inc. (Greece)(b)(c)	945,213
50,807	DigitalGlobe, Inc.(b)	1,634,461
17,817	Douglas Dynamics, Inc.	387,520
18,594	Ducommun, Inc.(b)	565,258
11,944	DXP Enterprises, Inc.(b)	538,077
32,428	Dycom Industries, Inc.(b)	1,491,039
15,091	Dynamic Materials Corp.	202,068
38,913	Eagle Bulk Shipping, Inc.(b)(c)	326,091
10,701	Echo Global Logistics, Inc.(b)	309,259
22,619	Encore Wire Corp.	1,018,081
23,038	Engility Holdings, Inc.	642,069
58,377	Ennis, Inc.	897,838
18,557	EnPro Industries, Inc.	1,187,834
23,209	ESCO Technologies, Inc.	851,770
4,368	Exponent, Inc.	387,048
38,995	Federal Signal Corp.	613,001
14,319	Forward Air Corp.	721,248
26,163	Franklin Electric Co., Inc.	946,054
8,657	FreightCar America, Inc.	225,861
46,077	Furmanite Corp.(b)	336,362
16,767	G&K Services, Inc., Class A	1,183,750
45,411	Gibraltar Industries, Inc.(b)	752,006
58,285	Global Brass & Copper Holdings, Inc.	888,263
33,407	Global Power Equipment Group, Inc.	405,895
43,992	Golden Ocean Group Ltd. (Bermuda)(c)	219,080
9,412	GP Strategies Corp.(b)	306,737
26,144	Graco, Inc.	1,872,433
547,015	GrafTech International Ltd.(b)	2,647,553
36,781	Granite Construction, Inc.	1,276,669
88,159	Great Lakes Dredge & Dock Corp.(b)	511,322
16,468	Greenbrier Cos., Inc. (The)(c)	950,039
57,532	Griffon Corp.	967,113
50,652	H&E Equipment Services, Inc.	1,252,117
18,352	Hardinge, Inc.	197,468
5,574	Hawaiian Holdings, Inc.(b)	128,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
37,638	Healthcare Services Group, Inc.	$1,139,302
32,725	Heartland Express, Inc.	684,607
7,271	HEICO Corp.	406,013
18,966	Heidrick & Struggles International, Inc.	456,322
41,087	Herman Miller, Inc.	1,126,195
91,420	Hill International, Inc.(b)	351,967
58,537	Hillenbrand, Inc.	1,720,402
33,362	HNI Corp.	1,556,004
26,619	Houston Wire & Cable Co.	251,283
52,554	Hub Group, Inc., Class A(b)	2,096,905
13,074	Huron Consulting Group, Inc.(b)	792,546
11,812	Hyster-Yale Materials Handling, Inc., Class A	866,292
16,858	ICF International, Inc.(b)	649,033
75,149	InnerWorkings, Inc.(b)	475,693
20,205	Insperity, Inc.	973,073
12,198	Insteel Industries, Inc.	247,131
44,629	Interface, Inc.	969,788
19,312	International Shipholding Corp.	212,046
81,408	JetBlue Airways Corp.(b)	1,671,306
21,348	John Bean Technologies Corp.	823,819
8,749	Kadant, Inc.	445,849
33,376	Kaman Corp.	1,392,113
98,936	Kelly Services, Inc., Class A	1,624,529
34,372	KEYW Holding Corp. (The)(b)(c)	331,690
20,574	Kforce, Inc.	467,853
56,328	Kimball International, Inc., Class B	570,039
31,680	Knight Transportation, Inc.	915,552
37,018	Knoll, Inc.	842,900
33,406	Korn/Ferry International	1,053,291
101,588	Kratos Defense & Security Solutions, Inc.(b)	555,686
26,504	Landstar System, Inc.	1,651,464
106,033	Layne Christensen Co.(b)(c)	712,542
8,715	LB Foster Co., Class A	372,392
20,161	Lennox International, Inc.	2,136,260
6,553	Lindsay Corp.(c)	518,932
16,007	LMI Aerospace, Inc.(b)	180,719
22,943	LSI Industries, Inc.	205,569
12,599	Lydall, Inc.(b)	338,157
16,519	Manitex International, Inc.(b)	163,703
20,805	Marten Transport Ltd.	463,119
20,542	Masonite International Corp.(b)	1,359,880
7,784	Matson, Inc.	315,252
19,143	Matthews International Corp., Class A	929,010
26,074	McGrath RentCorp	863,310
134,126	Meritor, Inc.(b)	1,759,733
13,367	Middleby Corp. (The)(b)	1,354,612
14,810	Miller Industries, Inc.	331,448
20,139	Mistras Group, Inc.(b)	361,696
29,092	Mobile Mini, Inc.	1,121,206
27,327	MSA Safety, Inc.	1,249,937
41,049	Mueller Industries, Inc.	1,438,357
74,114	Mueller Water Products, Inc., Class A	693,707
7,827	Multi-Color Corp.	491,379
30,313	MYR Group, Inc.(b)	888,777

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
11,794	National Presto Industries, Inc.(c)	$738,069
82,087	Navigant Consulting, Inc.(b)	1,186,978
284,946	Navios Maritime Holdings, Inc. (Greece)(c)	1,079,945
15,390	NCI Building Systems, Inc.(b)	238,237
8,593	NN, Inc.	216,200
22,633	Nordson Corp.	1,802,718
13,502	Nortek, Inc.(b)	1,142,539
19,864	Northwest Pipe Co.(b)	481,503
24,521	On Assignment, Inc.(b)	825,132
41,081	Orion Marine Group, Inc.(b)	345,902
9,273	Park-Ohio Holdings Corp.	429,618
32,000	Performant Financial Corp.(b)	95,040
15,666	Ply Gem Holdings, Inc.(b)	212,744
18,127	Polypore International, Inc.(b)	1,061,517
17,895	Powell Industries, Inc.	593,935
17,739	PowerSecure International, Inc.(b)	232,558
4,615	Preformed Line Products Co.	193,599
29,399	Primoris Services Corp.	565,343
78,571	Quad Graphics, Inc., Class A	1,692,419
38,846	Quality Distribution, Inc.(b)	385,352
30,445	Quanex Building Products Corp.	587,588
33,930	Raven Industries, Inc.	676,564
13,859	RBC Bearings, Inc.	1,011,568
40,068	Republic Airways Holdings, Inc.(b)	490,432
31,358	Resources Connection, Inc.	494,202
28,935	Roadrunner Transportation Systems, Inc.(b)	708,039
40,992	Rollins, Inc.	1,016,602
15,530	RPX Corp.(b)	241,647
55,222	Rush Enterprises, Inc., Class A(b)	1,443,503
129,583	Safe Bulkers, Inc. (Greece)(c)	463,907
20,898	Saia, Inc.(b)	851,594
69,222	Seaspan Corp.	1,371,980
23,690	Simpson Manufacturing Co., Inc.	776,558
51,627	SkyWest, Inc.	704,709
3,303	SolarCity Corp.(b)(c)	198,345
23,901	SP Plus Corp.(b)	543,987
8,932	Sparton Corp.(b)	230,178
1,513	Spirit Airlines, Inc.(b)	103,595
7,930	Standex International Corp.	641,299
42,750	Star Bulk Carriers Corp. (Greece)(b)(c)	168,863
89,373	Steelcase, Inc., Class A	1,570,284
20,459	Stock Building Supply Holdings, Inc.(b)	375,832
7,949	Sun Hydraulics Corp.	309,296
63,150	Swift Transportation Co., Class A(b)	1,528,230
46,809	TAL International Group, Inc.(b)	1,804,019
7,048	TASER International, Inc.(b)	212,779
18,020	Team, Inc.(b)	704,222
10,490	Tennant Co.	674,402
81,987	Tetra Tech, Inc.	2,222,668
25,483	Textainer Group Holdings Ltd.(c)	772,135
18,573	Thermon Group Holdings, Inc.(b)	432,194
118,440	Titan International, Inc.	1,230,592
72,935	Titan Machinery, Inc.(b)(c)	1,068,498
25,951	Toro Co. (The)	1,739,755
6,791	Trex Co., Inc.(b)	318,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
45,542	TriMas Corp.(b)	$1,282,918
13,793	TriNet Group, Inc.(b)	483,031
51,829	TrueBlue, Inc.(b)	1,491,639
14,083	Twin Disc, Inc.	253,353
9,791	UniFirst Corp.	1,108,635
26,240	Universal Forest Products, Inc.	1,451,597
8,608	Universal Truckload Services, Inc.	182,834
9,775	US Ecology, Inc.	458,545
8,825	USA Truck, Inc.(b)	216,742
48,874	USG Corp.(b)	1,297,116
41,964	Veritiv Corp.(b)	1,667,649
29,763	Viad Corp.	790,803
4,003	VSE Corp.	284,773
64,667	Wabash National Corp.(b)	906,631
21,063	Wabtec Corp.	1,980,975
4,383	WageWorks, Inc.(b)	220,903
21,006	Watts Water Technologies, Inc., Class A	1,145,877
60,241	Werner Enterprises, Inc.	1,618,676
66,144	Wesco Aircraft Holdings, Inc.(b)	1,037,138
19,620	West Corp.	607,239
43,141	Woodward, Inc.	2,029,784
14,328	Xerium Technologies, Inc.(b)	254,752
8,501	XPO Logistics, Inc.(b)	412,299

		188,619,520

	Information Technology—17.1%
29,737	3D Systems Corp.(b)(c)	746,101
51,049	ACI Worldwide, Inc.(b)	1,175,658
24,848	Actua Corp.(b)	359,551
78,958	Acxiom Corp.(b)	1,378,607
44,349	ADTRAN, Inc.	736,637
22,700	Advanced Energy Industries, Inc.(b)	555,242
7,397	Advent Software, Inc.	321,104
18,973	Agilysys, Inc.(b)	178,536
29,660	Alpha & Omega Semiconductor Ltd.(b)	242,915
26,269	American Software, Inc., Class A	255,072
38,177	Applied Micro Circuits Corp.(b)	205,010
67,207	ARRIS Group, Inc.(b)	2,263,196
25,884	Aruba Networks, Inc.(b)	637,005
5,530	Aspen Technology, Inc.(b)	245,477
205,799	Atmel Corp.	1,559,956
10,276	AVG Technologies NV(b)	245,802
26,160	Avid Technology, Inc.(b)	423,530
61,899	AVX Corp.	852,349
94,227	Axcelis Technologies, Inc.(b)	237,452
7,161	Badger Meter, Inc.	445,557
45,664	Bankrate, Inc.(b)	566,234
13,535	Bel Fuse, Inc., Class B	277,874
18,907	Belden, Inc.	1,587,243
27,540	Black Box Corp.	548,046
14,892	Blackbaud, Inc.	752,493
16,366	Blackhawk Network Holdings, Inc., Class B(b)	600,796
50,863	Blucora, Inc.(b)	695,297
14,763	Bottomline Technologies (de), Inc.(b)	395,058
8,231	BroadSoft, Inc.(b)	260,429
52,044	Brooks Automation, Inc.	559,993

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
29,396	Cabot Microelectronics Corp.(b)	$1,390,431
107,222	Cadence Design Systems, Inc.(b)	1,999,690
11,117	CalAmp Corp.(b)	219,116
37,647	Calix, Inc.(b)	278,211
32,326	Canadian Solar, Inc. (Canada)(b)	1,144,340
21,092	Cardtronics, Inc.(b)	795,801
5,252	Cass Information Systems, Inc.	274,522
5,124	Cavium, Inc.(b)	331,984
10,356	CEVA, Inc.(b)	214,369
54,668	Checkpoint Systems, Inc.	566,360
27,187	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan)	628,020
98,845	Ciber, Inc.(b)	348,923
35,901	Ciena Corp.(b)	764,691
10,660	Cimpress NV(b)	894,800
37,224	Cirrus Logic, Inc.(b)	1,257,427
19,881	Cognex Corp.(b)	892,458
18,564	Coherent, Inc.(b)	1,113,840
29,392	Cohu, Inc.	307,734
15,725	CommVault Systems, Inc.(b)	719,419
23,757	Computer Task Group, Inc.	195,520
5,699	comScore, Inc.(b)	298,400
24,384	Comtech Telecommunications Corp.	704,698
22,333	Comverse, Inc.(b)	547,158
8,382	Constant Contact, Inc.(b)	292,113
87,515	Convergys Corp.	1,984,840
5,194	CoStar Group, Inc.(b)	1,061,809
18,262	Cray, Inc.(b)	512,980
25,229	CSG Systems International, Inc.	734,668
28,054	CTS Corp.	503,289
70,694	Cypress Semiconductor Corp.(b)	941,644
53,153	Daktronics, Inc.	570,332
27,509	Datalink Corp.(b)	318,004
17,578	Dealertrack Technologies, Inc.(b)	690,991
3,368	Demandware, Inc.(b)	207,469
33,610	DHI Group, Inc.(b)	255,436
34,942	Digi International, Inc.(b)	352,914
29,228	Diodes, Inc.(b)	780,972
34,366	Dolby Laboratories, Inc., Class A	1,383,575
15,887	DSP Group, Inc.(b)	180,794
8,516	DTS, Inc.(b)	305,299
241,082	EarthLink Holdings Corp.	1,140,318
14,606	Ebix, Inc.(c)	398,598
24,292	Electro Rent Corp.	263,325
62,534	Electro Scientific Industries, Inc.	356,444
26,091	Electronics for Imaging, Inc.(b)	1,088,777
3,321	Ellie Mae, Inc.(b)	182,655
33,167	EMCORE Corp.(b)	180,760
119,785	Emulex Corp.(b)	960,676
20,582	EnerNOC, Inc.(b)	227,431
76,098	Entegris, Inc.(b)	1,012,864
117,242	Entropic Communications, Inc.(b)	354,071
3,449	Envestnet, Inc.(b)	176,796
4,797	EPAM Systems, Inc.(b)	310,414
26,101	Epiq Systems, Inc.	467,469
8,009	ePlus, Inc.(b)	664,427

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
26,585	Euronet Worldwide, Inc.(b)	$1,554,691
27,190	EVERTEC, Inc.	563,649
20,169	Exar Corp.(b)	199,068
15,125	ExlService Holdings, Inc.(b)	520,754
80,818	Extreme Networks, Inc.(b)	203,661
30,974	Fabrinet (Thailand)(b)	560,939
10,605	FactSet Research Systems, Inc.	1,669,121
10,546	Fair Isaac Corp.	932,899
7,403	FARO Technologies, Inc.(b)	294,861
15,743	FEI Co.	1,187,967
65,951	Finisar Corp.(b)	1,340,784
10,631	FireEye, Inc.(b)	439,060
11,643	FleetCor Technologies, Inc.(b)	1,873,242
6,676	Fleetmatics Group PLC(b)	304,292
30,109	FormFactor, Inc.(b)	239,969
9,057	Forrester Research, Inc.	315,093
21,573	Fortinet, Inc.(b)	814,165
37,115	Freescale Semiconductor Ltd.(b)	1,450,825
18,119	Gartner, Inc.(b)	1,503,515
51,692	Global Cash Access Holdings, Inc.(b)	382,521
22,667	Global Payments, Inc.	2,273,047
9,077	GrubHub, Inc.(b)	373,700
26,294	GSI Group, Inc.(b)	349,184
4,452	Guidewire Software, Inc.(b)	222,377
22,876	Hackett Group, Inc. (The)	219,610
86,950	Harmonic, Inc.(b)	609,520
26,179	Heartland Payment Systems, Inc.	1,332,511
56,745	Higher One Holdings, Inc.(b)	159,453
20,115	Hollysys Automation Technologies Ltd. (China)	441,927
16,362	HomeAway, Inc.(b)	457,318
65,400	Hutchinson Technology, Inc.(b)	154,344
31,930	IAC/InterActiveCorp.	2,229,353
7,735	IGATE Corp.(b)	367,877
56,743	II-VI, Inc.(b)	1,009,458
48,220	Imation Corp.(b)	197,220
27,799	Infinera Corp.(b)	522,621
37,247	Informatica Corp.(b)	1,790,463
10,317	Inphi Corp.(b)	221,300
47,959	Integrated Device Technology, Inc.(b)	872,374
25,077	Integrated Silicon Solution, Inc.	465,178
5,193	Interactive Intelligence Group, Inc.(b)	228,388
22,757	InterDigital, Inc.	1,245,263
37,337	Internap Corp.(b)	350,968
102,792	Intersil Corp., Class A	1,372,273
20,079	InterXion Holding NV (Netherlands)(b)	611,406
23,329	Intralinks Holdings, Inc.(b)	228,624
14,452	InvenSense, Inc.(b)(c)	215,624
7,102	IPG Photonics Corp.(b)	629,095
54,588	Itron, Inc.(b)	1,957,526
48,685	Ixia(b)	583,246
19,285	IXYS Corp.	218,113
16,997	j2 Global, Inc.	1,179,082
25,589	Jack Henry & Associates, Inc.	1,701,924
112,499	JDS Uniphase Corp.(b)	1,424,237
81,768	Kemet Corp.(b)	353,238

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
72,580	Kulicke & Soffa Industries, Inc. (Singapore)(b)	$1,096,684
13,540	KVH Industries, Inc.(b)	182,655
80,320	Lattice Semiconductor Corp.(b)	476,298
61,442	Lionbridge Technologies, Inc.(b)	341,003
45,330	Liquidity Services, Inc.(b)	424,289
10,339	Littelfuse, Inc.	1,013,119
18,762	LivePerson, Inc.(b)	176,363
3,642	LogMeIn, Inc.(b)	233,744
143,036	Magnachip Semiconductor Corp. (South Korea)(b)	783,837
10,188	Manhattan Associates, Inc.(b)	535,481
44,574	ManTech International Corp., Class A	1,302,898
17,563	MAXIMUS, Inc.	1,124,208
29,001	Maxwell Technologies, Inc.(b)(c)	162,406
15,031	Mellanox Technologies Ltd. (Israel)(b)	698,791
56,160	Mentor Graphics Corp.	1,343,909
3,246	MercadoLibre, Inc. (Argentina)	462,003
24,690	Mercury Systems, Inc.(b)	340,969
17,352	Methode Electronics, Inc.	736,766
24,029	Micrel, Inc.	326,794
50,696	Microsemi Corp.(b)	1,691,219
3,054	MicroStrategy, Inc., Class A(b)	556,194
145,342	Millennial Media, Inc.(b)	225,280
33,393	MKS Instruments, Inc.	1,162,410
120,114	ModusLink Global Solutions, Inc.(b)	420,399
80,420	MoneyGram International, Inc.(b)	623,255
7,416	Monolithic Power Systems, Inc.	384,371
6,330	Monotype Imaging Holdings, Inc.	205,155
177,797	Monster Worldwide, Inc.(b)	1,047,224
8,782	MTS Systems Corp.	619,834
13,310	Multi-Fineline Electronix, Inc.(b)	311,188
11,797	Nanometrics, Inc.(b)	182,382
52,026	National Instruments Corp.	1,487,944
49,585	Net 1 UEPS Technologies, Inc. (South Africa)(b)	677,827
46,134	NETGEAR, Inc.(b)	1,396,476
18,150	NetScout Systems, Inc.(b)(c)	745,965
1,943	NetSuite, Inc.(b)	185,693
65,335	NeuStar, Inc., Class A(b)(c)	1,960,050
30,705	Newport Corp.(b)	585,544
29,529	NIC, Inc.	501,993
36,162	Novatel Wireless, Inc.(b)	219,142
163,344	Oclaro, Inc.(b)(c)	313,620
54,848	OmniVision Technologies, Inc.(b)	1,529,985
41,965	Orbotech Ltd. (Israel)(b)	753,272
11,658	OSI Systems, Inc.(b)	783,534
27,059	Pandora Media, Inc.(b)	482,733
34,291	Park Electrochemical Corp.	744,801
13,788	PC Connection, Inc.	334,911
10,217	Pegasystems, Inc.	220,074
21,524	Perficient, Inc.(b)	444,040
15,663	Pericom Semiconductor Corp.	196,101
98,658	Photronics, Inc.(b)	865,231
22,087	Plantronics, Inc.	1,176,574
47,214	Plexus Corp.(b)	2,032,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
92,900	PMC-Sierra, Inc.(b)	$783,147
130,860	Polycom, Inc.(b)	1,707,723
9,203	Power Integrations, Inc.	455,456
43,058	PRGX Global, Inc.(b)	182,566
33,487	Progress Software Corp.(b)	884,057
51,921	PTC, Inc.(b)	1,990,651
12,596	Qlik Technologies, Inc.(b)	438,215
79,133	QLogic Corp.(b)	1,163,255
255,853	Quantum Corp.(b)	514,265
49,687	QuinStreet, Inc.(b)	269,800
37,236	Rackspace Hosting, Inc.(b)	2,007,020
16,635	Radware Ltd. (Israel)(b)	393,750
37,334	Rambus, Inc.(b)	516,703
18,251	RealD, Inc.(b)	224,122
36,124	RealNetworks, Inc.(b)	237,335
14,882	RealPage, Inc.(b)	295,259
17,306	RetailMeNot, Inc., Series 1(b)(c)	318,084
35,067	Rofin-Sinar Technologies, Inc.(b)	829,685
10,161	Rogers Corp.(b)	738,806
18,967	Rosetta Stone, Inc.(b)	158,564
77,252	Rovi Corp.(b)	1,429,935
49,964	Rubicon Technology, Inc.(b)(c)	191,862
27,491	Rudolph Technologies, Inc.(b)	352,710
19,166	Sabre Corp.	477,042
57,302	ScanSource, Inc.(b)	2,283,485
36,416	Seachange International, Inc.(b)	244,351
26,818	Semtech Corp.(b)	624,591
28,748	ShoreTel, Inc.(b)	200,086
33,603	Sigma Designs, Inc.(b)	268,488
37,491	Silicon Graphics International Corp.(b)	304,052
20,733	Silicon Laboratories, Inc.(b)	1,071,274
35,430	SINA Corp. (China)(b)	1,558,743
33,665	Sohu.com, Inc. (China)(b)	2,237,039
13,092	SolarWinds, Inc.(b)	638,628
27,891	Solera Holdings, Inc.	1,353,271
5,457	Splunk, Inc.(b)	362,045
22,116	SS&C Technologies Holdings, Inc.	1,330,720
3,639	Stamps.com, Inc.(b)	225,218
27,882	Stratasys Ltd.(b)(c)	1,044,181
26,530	SunEdison Semiconductor Ltd.(b)	592,415
51,868	SunEdison, Inc.(b)(c)	1,313,298
24,803	SunPower Corp.(b)(c)	798,409
16,672	Super Micro Computer, Inc.(b)	479,653
53,235	Sykes Enterprises, Inc.(b)	1,332,472
11,308	Synaptics, Inc.(b)	958,014
10,127	Synchronoss Technologies, Inc.(b)	464,627
12,419	Syntel, Inc.(b)	559,103
1,644	Tableau Software, Inc., Class A(b)	160,849
73,383	Take-Two Interactive Software, Inc.(b)	1,739,177
13,786	Tangoe, Inc.(b)	188,592
87,307	TeleCommunication Systems, Inc., Class A(b)	272,398
22,466	Telenav, Inc.(b)	187,816
21,829	TeleTech Holdings, Inc.	566,244
10,080	TESSCO Technologies, Inc.	254,722
14,792	Tessera Technologies, Inc.	534,139

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
58,507	TiVo, Inc.(b)	$646,502
112,787	TTM Technologies, Inc.(b)	1,054,558
32,662	Twitter, Inc.(b)	1,272,512
4,484	Tyler Technologies, Inc.(b)	546,824
2,361	Ultimate Software Group, Inc. (The)(b)	392,445
32,144	Ultra Clean Holdings, Inc.(b)	193,185
25,939	Ultratech, Inc.(b)	517,742
51,387	United Online, Inc.(b)	813,456
9,526	Universal Display Corp.(b)	419,811
43,026	Veeco Instruments, Inc.(b)	1,269,697
54,380	VeriFone Systems, Inc.(b)	1,945,173
22,332	Verint Systems, Inc.(b)	1,371,855
24,836	ViaSat, Inc.(b)	1,493,140
11,839	Virtusa Corp.(b)	471,192
20,588	Vishay Precision Group, Inc.(b)	293,791
20,936	VMware, Inc., Class A(b)	1,844,462
11,544	Web.com Group, Inc.(b)	212,063
14,086	WebMD Health Corp.(b)	621,897
16,388	WEX, Inc.(b)	1,847,091
5,444	Workday, Inc., Class A(b)	496,547
28,405	Xcerra Corp.(b)	279,221
11,289	XO Group, Inc.(b)	183,559
106,387	Yandex NV, Class A (Russia)(b)	2,046,886
7,331	Yelp, Inc., Class A(b)	288,768
19,039	Zebra Technologies Corp., Class A(b)	1,753,111
2,629	Zillow Group, Inc., Class A(b)(c)	256,696
627,223	Zynga, Inc., Class A(b)	1,536,696

		198,583,397

	Materials—5.7%
36,068	A. Schulman, Inc.	1,531,087
71,884	A.M. Castle & Co.(b)(c)	281,785
10,692	AEP Industries, Inc.(b)	535,669
23,724	American Vanguard Corp.	258,829
14,323	Ampco-Pittsburgh Corp.	229,025
8,751	Balchem Corp.	458,727
52,086	Boise Cascade Co.(b)	1,807,384
35,922	Calgon Carbon Corp.	797,109
47,465	Carpenter Technology Corp.	2,052,861
44,441	Century Aluminum Co.(b)	572,844
105,973	China Green Agriculture, Inc. (China)	222,543
31,774	Clearwater Paper Corp.(b)	2,032,583
351,306	Coeur Mining, Inc.(b)(c)	1,833,817
4,196	Deltic Timber Corp.	268,544
15,463	Eagle Materials, Inc.	1,289,460
83,532	Ferro Corp.(b)	1,126,847
19,957	Flotek Industries, Inc.(b)	285,186
30,057	FutureFuel Corp.	326,720
42,488	Globe Specialty Metals, Inc.	846,361
67,223	Gold Resource Corp.	226,542
39,198	H.B. Fuller Co.	1,637,300
10,937	Hawkins, Inc.	431,465
13,923	Haynes International, Inc.	619,156
23,148	Headwaters, Inc.(b)	406,942
345,566	Hecla Mining Co.	1,043,609
38,405	Horsehead Holding Corp.(b)	574,155
21,902	Innophos Holdings, Inc.	1,157,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
17,005	Innospec, Inc.	$743,118
61,071	Intrepid Potash, Inc.(b)	765,220
22,204	Kaiser Aluminum Corp.	1,784,535
35,621	KapStone Paper and Packaging Corp.	995,607
54,393	Koppers Holdings, Inc.	1,222,755
73,360	Kraton Performance Polymers, Inc.(b)	1,653,534
39,267	Kronos Worldwide, Inc.	528,141
102,909	Louisiana-Pacific Corp.(b)	1,568,333
19,378	LSB Industries, Inc.(b)	821,821
24,918	Materion Corp.	996,471
394,852	McEwen Mining, Inc.(b)(c)	394,852
17,253	Minerals Technologies, Inc.	1,168,546
853,861	Molycorp, Inc.(b)(c)	787,943
28,837	Myers Industries, Inc.	466,294
12,080	Neenah Paper, Inc.	730,478
256,991	Noranda Aluminum Holding Corp.	858,350
27,918	Olympic Steel, Inc.	305,702
60,714	OM Group, Inc.	1,823,849
84,122	OMNOVA Solutions, Inc.(b)	672,135
29,387	Orion Engineered Carbons SA	575,397
65,038	P.H. Glatfelter Co.	1,612,942
8,577	Quaker Chemical Corp.	713,778
212,528	Rentech, Inc.(b)	255,034
26,803	Royal Gold, Inc.	1,729,598
35,290	RTI International Metals, Inc.(b)	1,328,668
57,265	Ryerson Holding Corp.(b)	317,248
108,975	Schnitzer Steel Industries, Inc., Class A	1,898,344
24,820	Schweitzer-Mauduit International, Inc.	1,097,292
29,099	Scotts Miracle-Gro Co. (The), Class A	1,877,176
28,991	Stepan Co.	1,476,512
76,949	Stillwater Mining Co.(b)	1,033,425
105,250	SunCoke Energy, Inc.	1,845,032
27,439	Tredegar Corp.	561,676
43,662	Trinseo SA(b)	994,184
72,424	Tronox Ltd., Class A	1,517,283
8,523	UFP Technologies, Inc.(b)	172,932
11,252	Universal Stainless & Alloy Products, Inc.(b)	236,292
6,447	US Concrete, Inc.(b)	234,026
89,194	Verso Corp.(b)(c)	124,872
2,149,033	Walter Energy, Inc.	1,090,204
58,355	Wausau Paper Corp.	543,869
22,724	Westlake Chemical Corp.	1,772,018
60,830	Worthington Industries, Inc.	1,644,235
29,590	Zep, Inc.	588,249

		66,381,822

	Telecommunication Services—1.5%
38,264	8x8, Inc.(b)	334,045
161,280	Alaska Communications Systems Group, Inc.(b)	367,718
9,941	Atlantic Tele-Network, Inc.	656,305
505,202	Cincinnati Bell, Inc.(b)	1,732,843
13,297	Cogent Communications Group, Inc.	465,262
58,757	Consolidated Communications Holdings, Inc.	1,238,010
36,404	FairPoint Communications, Inc.(b)(c)	717,887

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services (continued)
55,881	General Communication, Inc., Class A(b)	$886,273
15,598	Hawaiian Telcom Holdco, Inc.(b)	410,851
24,572	IDT Corp., Class B	418,461
36,583	Inteliquent, Inc.	695,443
81,274	Intelsat SA(b)(c)	1,023,240
111,823	Iridium Communications, Inc.(b)(c)	1,137,240
18,456	Lumos Networks Corp.	260,968
190,134	NTELOS Holdings Corp.	1,104,678
32,760	ORBCOMM, Inc.(b)	197,215
60,884	Premiere Global Services, Inc.(b)	621,626
15,975	SBA Communications Corp., Class A(b)	1,850,224
18,798	Shenandoah Telecommunications Co.	647,779
39,608	Spok Holdings, Inc.	745,621
34,342	United States Cellular Corp.(b)	1,268,250
140,980	Vonage Holdings Corp.(b)	652,737

		17,432,676

	Utilities—1.6%
17,748	Abengoa Yield PLC (Spain)(c)	601,835
26,944	American States Water Co.	1,034,380
9,883	Artesian Resources Corp., Class A	212,880
48,060	California Water Service Group	1,147,192
13,804	Chesapeake Utilities Corp.	659,555
8,653	Connecticut Water Service, Inc.	311,508
18,654	Consolidated Water Co. Ltd. (Cayman Islands)(c)	224,035
48,661	El Paso Electric Co.	1,810,676
65,443	Empire District Electric Co. (The)	1,542,491
36,963	Laclede Group, Inc. (The)	1,919,489
32,153	MGE Energy, Inc.	1,333,706
17,148	Middlesex Water Co.	390,460
40,081	Northwest Natural Gas Co.(c)	1,871,783
5,409	NRG Yield, Inc., Class A(c)	266,123
11,997	Ormat Technologies, Inc.	438,970
41,976	Otter Tail Corp.	1,255,502
13,037	Pattern Energy Group, Inc.	377,812
16,115	SJW Corp.	471,364
31,796	South Jersey Industries, Inc.	1,677,239
20,462	Unitil Corp.	699,800
9,363	York Water Co. (The)	235,573

		18,482,373

	Total Common Stocks and Other Equity Interests (Cost $1,039,345,389)	1,158,449,418

	Warrants—0.0%
	Energy—0.0%
4,742	Magnum Hunter Resources Corp., expiring 04/15/16(b) (Cost $0)	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ) (continued)

April 30, 2015

Number of Shares		Value
	Money Market Fund—0.1%
1,682,851	Invesco Premier Portfolio—Institutional Class(d) (Cost $1,682,851)	$1,682,851

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,041,028,240)—100.1%	1,160,132,269

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—5.9%
67,606,210	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $67,606,210)	67,606,210

	Total Investments (Cost $1,108,634,450)—106.0%	1,227,738,479
	Other assets less liabilities—(6.0)%	(69,228,804)

	Net Assets—100.0%	$1,158,509,675

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$65,225,753	$(65,225,753)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Assets and Liabilities

April 30, 2015

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Assets:
Unaffiliated investments, at value(a)	$30,033,015	$168,992,410	$4,554,581,507	$1,158,449,418
Affiliated investments, at value	75,896	102,293	40,425,017	69,289,061

Total investments, at value	30,108,911	169,094,703	4,595,006,524	1,227,738,479
Cash	—	—	—	10,782
Receivables:
Dividends	3,598	53,008	4,836,467	460,979
Foreign tax reclaims	184	—	2,074	1,636
Investments sold	—	—	—	44,349
Securities lending	—	—	75,941	238,050
Other assets	—	—	143	—

Total Assets	30,112,693	169,147,711	4,599,921,149	1,228,494,275

Liabilities:
Due to custodian	—	—	1,800,558	—
Payables:
Investments purchased	—	—	—	1,341,830
Collateral upon return of securities loaned	—	—	36,139,688	67,606,210
Accrued advisory fees	4,060	72,430	981,670	200,733
Accrued trustees’ and officer’s fees	16,026	30,068	111,126	40,373
Accrued expenses	69,409	95,004	2,871,289	795,454

Total Liabilities	89,495	197,502	41,904,331	69,984,600

Net Assets	$30,023,198	$168,950,209	$4,558,016,818	$1,158,509,675

Net Assets Consist of:
Shares of beneficial interest	$82,655,770	$479,047,436	$3,997,025,771	$1,069,502,995
Undistributed net investment income	8,342	161,208	10,571,766	2,242,185
Undistributed net realized gain (loss)	(56,087,853)	(315,927,442)	(178,871,439)	(32,339,534)
Net unrealized appreciation	3,446,939	5,669,007	729,290,720	119,104,029

Net Assets	$30,023,198	$168,950,209	$4,558,016,818	$1,158,509,675

Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	2,300,000	49,300,000	11,200,000
Net asset value	$75.06	$73.46	$92.45	$103.44

Market price	$75.10	$73.40	$92.43	$103.45

Unaffiliated investments, at cost	$26,586,076	$163,323,403	$3,825,959,596	$1,039,345,389

Affiliated investments, at cost	$75,896	$102,293	$39,756,208	$69,289,061

Total investments, at cost	$26,661,972	$163,425,696	$3,865,715,804	$1,108,634,450

(a) Includes securities on loan with an aggregate value of	$—	$—	$32,307,519	$65,225,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Operations

For the year ended April 30, 2015

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	PowerShares Dynamic Market Portfolio (PWC)	PowerShares FTSE RAFI US 1000 Portfolio (PRF)	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Investment Income:
Unaffiliated dividend income	$182,039	$2,877,011	$91,881,190	$16,738,641
Affiliated dividend income	11	23	161,597	121
Securities lending income	—	—	748,911	1,728,970
Foreign withholding tax	(99)	—	(5,771)	(11,416)

Total Income	181,951	2,877,034	92,785,927	18,456,316

Expenses:
Advisory fees	132,697	944,873	11,647,703	3,005,344
Accounting & administration fees	36,770	37,673	771,588	197,580
Professional fees	30,446	29,867	81,053	39,540
Sub-licensing fees	16,581	56,692	3,614,805	932,694
Custodian & transfer agent fees	10,250	9,554	84,653	41,150
Trustees’ and officer’s fees	8,331	11,492	80,243	26,988
Other expenses	21,004	24,801	202,184	118,903

Total Expenses	256,079	1,114,952	16,482,229	4,362,199

Less: Waivers	(96,933)	(198)	(814,623)	(321,380)

Net Expenses	159,146	1,114,754	15,667,606	4,040,819

Net Investment Income	22,805	1,762,280	77,118,321	14,415,497

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(3,437,510)	(25,467,869)	(2,618,317)	(147,599)
In-kind redemptions	1,579,701	35,890,801	204,799,741	74,386,420
Foreign currencies	—	—	—	(1,273)

Net realized gain (loss)	(1,857,809)	10,422,932	202,181,424	74,237,548

Change in net unrealized appreciation (depreciation) on:
Investment securities	5,672,817	(622,185)	110,266,901	1,016,036
Foreign currencies	—	—	—	(938)

Net change in unrealized appreciation (depreciation)	5,672,817	(622,185)	110,266,901	1,015,098

Net realized and unrealized gain	3,815,008	9,800,747	312,448,325	75,252,646

Net increase in net assets resulting from operations	$3,837,813	$11,563,027	$389,566,646	$89,668,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

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Statements of Changes in Net Assets

For the years ended April 30, 2015 and 2014

	PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)		PowerShares Dynamic Market Portfolio (PWC)
	2015	2014	2015	2014
Operations:
Net investment income	$22,805	$81,140	$1,762,280	$1,507,145
Net realized gain (loss)	(1,857,809)	7,845,444	10,422,932	42,915,167
Net change in unrealized appreciation (depreciation)	5,672,817	(5,108,462)	(622,185)	(7,584,688)

Net increase in net assets resulting from operations	3,837,813	2,818,122	11,563,027	36,837,624

Distributions to Shareholders from:
Net investment income	—	(102,874)	(1,899,933)	(1,443,855)

Shareholder Transactions:
Proceeds from shares sold	17,886,325	38,073,218	389,553,289	310,118,300
Value of shares repurchased	(17,435,268)	(37,214,086)	(416,484,985)	(299,950,822)

Net increase (decrease) in net assets resulting from shares transactions	451,057	859,132	(26,931,696)	10,167,478

Increase (Decrease) in Net Assets	4,288,870	3,574,380	(17,268,602)	45,561,247

Net Assets:
Beginning of year	25,734,328	22,159,948	186,218,811	140,657,564

End of year	$30,023,198	$25,734,328	$168,950,209	$186,218,811

Undistributed net investment income (loss) at end of year	$8,342	$(13,051)	$161,208	$233,919

Changes in Shares Outstanding:
Shares sold	250,000	600,000	5,300,000	4,900,000
Shares repurchased	(250,000)	(600,000)	(5,650,000)	(4,750,000)
Shares outstanding, beginning of year	400,000	400,000	2,650,000	2,500,000

Shares outstanding, end of year	400,000	400,000	2,300,000	2,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares FTSE RAFI US 1000 Portfolio (PRF)		PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
2015	2014	2015	2014

$77,118,321	$45,938,852	$14,415,497	$8,550,955
202,181,424	119,763,331	74,237,548	79,175,946
110,266,901	316,724,319	1,015,098	69,309,882

389,566,646	482,426,502	89,668,143	157,036,783

(73,911,874)	(42,658,537)	(14,188,599)	(7,637,848)

1,355,924,502	1,350,714,852	319,485,155	443,192,650
(419,258,912)	(263,236,412)	(195,186,019)	(197,623,306)

936,665,590	1,087,478,440	124,299,136	245,569,344

1,252,320,362	1,527,246,405	199,778,680	394,968,279

3,305,696,456	1,778,450,051	958,730,995	563,762,716

$4,558,016,818	$3,305,696,456	$1,158,509,675	$958,730,995

$10,571,766	$7,365,319	$2,242,185	$1,928,173

15,150,000	17,000,000	3,150,000	4,700,000
(4,550,000)	(3,200,000)	(1,900,000)	(2,000,000)
38,700,000	24,900,000	9,950,000	7,250,000

49,300,000	38,700,000	11,200,000	9,950,000

47

Financial Highlights

PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)

	Year Ended April 30,
	2015	2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$64.34	$55.40		$51.32		$53.76	$45.15
Net investment income(a)	0.06	0.21		0.71	(b)	0.10	0.07
Net realized and unrealized gain (loss) on investments	10.66	9.00		4.18		(2.50)	8.65
Total from investment operations	10.72	9.21		4.89		(2.40)	8.72
Distributions to shareholders from:
Net investment income	—	(0.27)		(0.81)		(0.04)	(0.11)
Net asset value at end of year	$75.06	$64.34		$55.40		$51.32	$53.76
Market price at end of year(c)	$75.10	$64.32		$55.32		$51.30	$53.75
Net Asset Value Total Return(d)	16.66%	16.64%		9.75%		(4.46)%	19.34%
Market Price Total Return(d)	16.76%	16.77%		9.63%		(4.48)%	19.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$30,023	$25,734		$22,160		$28,224	$40,321
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60	%(e)	0.60%		0.60%	0.60%
Expenses, prior to Waivers	0.96%	0.91	%(e)	0.95%		0.93%	0.91%
Net investment income, after Waivers	0.09%	0.32%		1.42	%(b)	0.22%	0.15%
Portfolio turnover rate(f)	154%	296%		118%		99%	75%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.43 and 0.87%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares Dynamic Market Portfolio (PWC)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$70.27	$56.26	$46.78	$48.26	$40.38
Net investment income(a)	0.68	0.60	0.82	0.44	0.57
Net realized and unrealized gain (loss) on investments	3.25	13.99	9.51	(1.52)	7.94
Total from investment operations	3.93	14.59	10.33	(1.08)	8.51
Distributions to shareholders from:
Net investment income	(0.74)	(0.58)	(0.85)	(0.40)	(0.63)
Net asset value at end of year	$73.46	$70.27	$56.26	$46.78	$48.26
Market price at end of year(b)	$73.40	$70.27	$56.23	$46.75	$48.24
Net Asset Value Total Return(c)	5.58%	26.09%	22.39%	(2.12)%	21.34%
Market Price Total Return(c)	5.49%	26.15%	22.40%	(2.14)%	21.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$168,950	$186,219	$140,658	$128,644	$188,207
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.59%	0.60%	0.60%	0.62%	0.64%
Net investment income, after Waivers	0.93%	0.94%	1.68%	1.00%	1.38%
Portfolio turnover rate(d)	237%	244%	166%	133%	107%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

PowerShares FTSE RAFI US 1000 Portfolio (PRF)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$85.42	$71.42	$59.73	$60.72	$52.93
Net investment income(a)	1.72	1.45	1.31	1.12	1.07
Net realized and unrealized gain (loss) on investments	6.93	13.89	11.66	(0.99)	7.63
Total from investment operations	8.65	15.34	12.97	0.13	8.70
Distributions to shareholders from:
Net investment income	(1.62)	(1.34)	(1.28)	(1.12)	(0.91)
Net asset value at end of year	$92.45	$85.42	$71.42	$59.73	$60.72
Market price at end of year(b)	$92.43	$85.37	$71.42	$59.72	$60.71
Net Asset Value Total Return(c)	10.19%	21.68%	22.06%	0.41%	16.72%
Market Price Total Return(c)	10.23%	21.61%	22.09%	0.41%	16.63%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$4,558,017	$3,305,696	$1,778,450	$1,388,661	$1,208,246
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.41%	0.43%	0.43%	0.44%
Net investment income, after Waivers	1.92%	1.84%	2.10%	2.00%	2.01%
Portfolio turnover rate(d)	10%	12%	13%	6%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$96.35	$77.76	$66.71	$70.66	$59.82
Net investment income(a)	1.38	0.98	1.13	0.73	0.50
Net realized and unrealized gain (loss) on investments	7.04	18.52	11.08	(4.04)	10.80
Total from investment operations	8.42	19.50	12.21	(3.31)	11.30
Distributions to shareholders from:
Net investment income	(1.33)	(0.91)	(1.16)	(0.64)	(0.46)
Net asset value at end of year	$103.44	$96.35	$77.76	$66.71	$70.66
Market price at end of year(b)	$103.45	$96.38	$77.67	$66.72	$70.64
Net Asset Value Total Return(c)	8.80%	25.22%	18.56%	(4.60)%	19.04%
Market Price Total Return(c)	8.78%	25.40%	18.41%	(4.56)%	19.06%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,158,510	$958,731	$563,763	$463,645	$409,826
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.42%	0.42%	0.43%	0.44%	0.46%
Net investment income, after Waivers	1.39%	1.08%	1.64%	1.17%	0.82%
Portfolio turnover rate(d)	26%	31%	30%	15%	19%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)	“DWA NASDAQ Momentum Portfolio”
PowerShares Dynamic Market Portfolio (PWC)	“Dynamic Market Portfolio”
PowerShares FTSE RAFI US 1000 Portfolio (PRF)	“FTSE RAFI US 1000 Portfolio”
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)	“FTSE RAFI US 1500 Small-Mid Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE RAFI US 1500 Small-Mid Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA NASDAQ Momentum Portfolio	Dorsey Wright NASDAQ Technical LeadersTM Index
Dynamic Market Portfolio	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 Portfolio	FTSE RAFI US 1000 Index
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

50

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

51

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. DWA NASDAQ Momentum Portfolio employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small and Medium Capitalization Company Risk. For FTSE RAFI US 1500 Small-Mid Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the

52

“Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Securities Lending

During the fiscal year ended April 30, 2015, FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each of DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 Portfolio and the FTSE RAFI US 1500 Small-Mid Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2016. Offering costs excluded from the Expense Cap for these Funds are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. For the DWA NASDAQ Momentum Portfolio and the Dynamic Market Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2016. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2016. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Market Portfolio.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2015, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA NASDAQ Momentum Portfolio	$96,933
Dynamic Market Portfolio	198
FTSE RAFI US 1000 Portfolio	814,623
FTSE RAFI US 1500 Small-Mid Portfolio	321,380

For FTSE RAFI US 1000 Portfolio and FTSE RAFI US 1500 Small-Mid Portfolio, the Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. For DWA NASDAQ Momentum Portfolio and Dynamic Market Portfolio, the expenses borne by the Adviser are not subject to recapture.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2015 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/16	4/30/17	4/30/18
FTSE RAFI US 1000 Portfolio	$1,968,680	$519,689	$637,211	$811,780
FTSE RAFI US 1500 Small-Mid Portfolio	806,238	211,738	273,970	320,530

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA NASDAQ Momentum Portfolio	Dorsey Wright & Associates, Inc.
Dynamic Market Portfolio	NYSE Arca, Inc.
FTSE RAFI US 1000 Portfolio	FTSE International Ltd.
FTSE RAFI US 1500 Small-Mid Portfolio	FTSE International Ltd.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows FTSE RAFI US 1000 Portfolio’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2015.

FTSE RAFI US 1000 Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2015	Dividend Income
Invesco Ltd.	$2,251,609	$1,007,114	$(324,623)	$411,963	$40,353	$3,386,416	$73,002
Invesco Mortgage Capital, Inc. REIT	628,892	356,372	(18,905)	(67,912)	466	898,913	88,248

Total Investments in Affiliates	$2,880,501	$1,363,486	$(343,528)	$344,051	$40,819	$4,285,329	$161,250

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily

54

available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1000 Portfolio
Equity Securities	$4,594,834,342	$—	$172,182	$4,595,006,524

FTSE RAFI US 1500 Small-Mid Portfolio
Equity Securities	$1,227,738,479	$0	$—	$1,227,738,479

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2015 and 2014:

	2015	2014
	Ordinary Income	Ordinary Income
DWA NASDAQ Momentum Portfolio	$—	$102,874
Dynamic Market Portfolio	1,899,933	1,443,855
FTSE RAFI US 1000 Portfolio	73,911,874	42,658,537
FTSE RAFI US 1500 Small-Mid Portfolio	14,188,599	7,637,848

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA NASDAQ Momentum Portfolio	$22,077	$(13,735)	$3,424,079	$(54,879,293)	$(1,185,700)	$82,655,770	$30,023,198
Dynamic Market Portfolio	188,076	(26,868)	5,366,661	(298,975,809)	(16,649,287)	479,047,436	168,950,209
FTSE RAFI US 1000 Portfolio	10,658,586	(86,820)	681,697,352	(130,678,950)	(599,121)	3,997,025,771	4,558,016,818
FTSE RAFI US 1500 Small-Mid Portfolio	2,650,641	(32,765)	101,432,664	(12,547,355)	(2,496,505)	1,069,502,995	1,158,509,675

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2015.

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
DWA NASDAQ Momentum Portfolio	$11,353,752	$15,764,010	$14,947,690	$3,683,431	$9,130,410	$—	$54,879,293	$21,767,708
Dynamic Market Portfolio	39,899,556	96,635,542	104,214,879	15,461,574	42,665,706	98,552	298,975,809	65,552,628
FTSE RAFI US 1000 Portfolio	—	42,380,517	49,808,238	38,490,195	—	—	130,678,950	—
FTSE RAFI US 1500 Small-Mid Portfolio	—	4,903,334	5,168,127	2,475,894	—	—	12,547,355	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA NASDAQ Momentum Portfolio	$41,868,354	$42,496,514
Dynamic Market Portfolio	449,320,584	451,867,922
FTSE RAFI US 1000 Portfolio	411,713,602	399,993,667
FTSE RAFI US 1500 Small-Mid Portfolio	280,352,118	274,737,129

For the fiscal year ended April 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA NASDAQ Momentum Portfolio	$17,905,507	$16,789,468
Dynamic Market Portfolio	389,002,227	413,304,089
FTSE RAFI US 1000 Portfolio	1,351,644,730	420,201,745
FTSE RAFI US 1500 Small-Mid Portfolio	317,685,156	194,606,246

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2015, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
DWA NASDAQ Momentum Portfolio	$4,070,442	$(646,363)	$3,424,079	$26,684,832
Dynamic Market Portfolio	11,605,243	(6,238,582)	5,366,661	163,728,042
FTSE RAFI US 1000 Portfolio	736,054,271	(54,356,919)	681,697,352	3,913,309,172
FTSE RAFI US 1500 Small-Mid Portfolio	169,372,406	(67,939,742)	101,432,664	1,126,305,815

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2015, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA NASDAQ Momentum Portfolio	$(1,412)	$20,261,119	$(20,259,707)
Dynamic Market Portfolio	64,942	31,071,867	(31,136,809)
FTSE RAFI US 1000 Portfolio	—	(196,778,784)	196,778,784
FTSE RAFI US 1500 Small-Mid Portfolio	87,114	(72,416,510)	72,329,396

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Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA NASDAQ Momentum Portfolio, PowerShares Dynamic Market Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2015

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2015.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA NASDAQ Momentum Portfolio (DWAQ)
Actual	$1,000.00	$1,068.78	0.60%	$3.08
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares Dynamic Market Portfolio (PWC)
Actual	1,000.00	1,022.05	0.59	2.96
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
PowerShares FTSE RAFI US 1000 Portfolio (PRF)
Actual	1,000.00	1,039.51	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (PRFZ)
Actual	1,000.00	1,051.98	0.39	1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2015:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends Received Deduction*
DWA NASDAQ Momentum Portfolio	0%	0%
Dynamic Market Portfolio	100%	100%
FTSE RAFI US 1000 Portfolio	100%	100%
FTSE RAFI US 1500 Small-Mid Portfolio	87%	80%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	120	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Retired. Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	120	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	120	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	120	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

62
*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009–Present); Senior Vice President, Invesco Management Group, Inc. (2007–Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002–Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer – Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010–2013).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

66

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2014, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares Global Listed Private Equity Portfolio and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[1], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[1], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[1], PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2016, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[2], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[2], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[2], PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

[1]	The annual management fee for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced to 0.25% of each Fund’s average daily net assets, effective May 22, 2015.
[2]	The Expense Cap for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced such that annual operating expenses of each Fund will not exceed 0.25% of its average daily net assets, effective May 22, 2015.

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

—	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio	X	N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio	X	N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X

69

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio			X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio	X		X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio	X	X	X
PowerShares Global Listed Private Equity Portfolio	X	N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio			X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

[3]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio		N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X

70

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio		X	X
PowerShares DWA Utilities Momentum Portfolio		X	X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio		N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio		X	X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio		X	X
PowerShares Dynamic Software Portfolio		X	X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X	X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio		X	X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio		X	X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

71

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

72

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(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-2
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2015

2015 Annual Report to Shareholders

PWB	PowerShares Dynamic Large Cap Growth Portfolio

PWV	PowerShares Dynamic Large Cap Value Portfolio

PXLC	PowerShares Fundamental Pure Large Core Portfolio

PXLG	PowerShares Fundamental Pure Large Growth Portfolio

PXLV	PowerShares Fundamental Pure Large Value Portfolio

PXMC	PowerShares Fundamental Pure Mid Core Portfolio

PXMG	PowerShares Fundamental Pure Mid Growth Portfolio

PXMV	PowerShares Fundamental Pure Mid Value Portfolio

PXSC	PowerShares Fundamental Pure Small Core Portfolio

PXSG	PowerShares Fundamental Pure Small Growth Portfolio

PXSV	PowerShares Fundamental Pure Small Value Portfolio

PZI	PowerShares Zacks Micro Cap Portfolio

2

The Market Environment

Domestic Equity

Slow and steady improvement in the US economy and continued low interest rates led the US equity market higher during the fiscal year ended April 30, 2015. As the US economy continued along a slow growth path, the US Federal Reserve steadily reduced its asset purchase program, finally ending all purchases in October 2014. The reporting period began with corporate earnings bouncing back from a weather-related downturn resulting from an unusually harsh winter that negatively affected consumer spending. Stocks generally rallied through the summer of 2014 despite political upheaval in Ukraine and signs of economic sluggishness in China. In mid-September, as investors wrestled with evidence that economic growth appeared to be stronger in the US than in the rest of the world, the price of oil began a sharp and prolonged decline, causing US equities to fall. US equities recovered before the end of calendar year 2014, however. As calendar year 2015 began, investors were generally heartened by positive US economic data, but there was concern that if Greece failed to reach an agreement with the eurozone on a financial bailout plan, the repercussions would be felt more broadly. On balance, however, the general trend for US equities was positive.

3

PWB	Manager’s Analysis
PowerShares Dynamic Large Cap Growth Portfolio (PWB)

As an index fund, the PowerShares Dynamic Large Cap Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects 50 large capitalization U.S. growth stocks for inclusion in the Index principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Index Provider considers the 250 largest stocks to be large cap, it considers the next 750 stocks to be mid cap, and it considers the remaining 1,000 stocks to be small cap. The Index Provider divides large cap stocks into growth stocks and value stocks. The Index Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Index Provider then divides the large cap growth universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Index Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving approximately 3.3%. The bottom four quintiles are another sub-group. The Index Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving approximately 1.4%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 18.44%. On a net asset value (“NAV”) basis, the Fund returned 18.52%. During the same time period, the Index returned 19.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 16.67%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 680 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark composed of large cap growth stocks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight the information technology sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s outperformance.

For the fiscal year ended April 30, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The telecommunication services sector (no longer held) was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included NIKE, Inc., Class B, a consumer discretionary company (portfolio average weight of 3.4%), and Home Depot, Inc., a consumer discretionary company (portfolio average weight of 3.38%). Positions that detracted most significantly from the Fund’s return included Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 1.37%), and AbbVie, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Health Care	22.4
Consumer Discretionary	21.8
Information Technology	20.7
Consumer Staples	10.8
Financials	10.6
Industrials	5.6
Energy	5.3
Materials	2.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

4

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Schlumberger Ltd.	3.8
Bristol-Myers Squibb Co.	3.6
Walt Disney Co. (The)	3.5
NIKE, Inc., Class B	3.5
MasterCard, Inc., Class A	3.4
Walgreens Boots Alliance, Inc.	3.4
Facebook, Inc., Class A	3.4
Apple, Inc.	3.3
Visa, Inc., Class A	3.3
Gilead Sciences, Inc.	3.3
Total	34.5

5

PowerShares Dynamic Large Cap Growth Portfolio (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	19.24%	18.82%	67.74%	16.75%	116.94%	9.20%	141.06%	8.54%	129.85%
Russell 1000® Growth Index	16.67	16.60	58.51	15.49	105.49	9.62	150.61	9.00	139.97
Fund
NAV Return	18.52	18.11	64.75	16.01	110.15	8.49	125.90	7.82	114.92
Market Price Return	18.44	18.08	64.64	16.00	110.01	8.48	125.59	7.79	114.35

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PWV	Manager’s Analysis
PowerShares Dynamic Large Cap Value Portfolio (PWV)

As an index fund, the PowerShares Dynamic Large Cap Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects 50 large capitalization U.S. value stocks for inclusion in the Index principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ for investment potential using a proprietary model. The Index Provider segregates the universe of stocks into three size groups: large cap, mid cap and small cap. The Index Provider considers the 250 largest stocks to be large cap, it considers the next 750 stocks to be mid cap, and it considers the remaining 1,000 stocks to be small cap. The Index Provider divides large cap stocks into growth stocks and value stocks. The Index Provider bases a stock’s characterization as growth or value on a multi-factor methodology. The Index Provider then divides the large cap value universe into two sub-groups based on market capitalization. The top quintile is one sub-group. The Index Provider includes 15 of the top-ranked relatively larger stocks in this sub-group, and they collectively receive 50% of the weight with each larger stock receiving approximately 3.3%. The bottom four quintiles are another sub-group. The Index Provider includes 35 of the top-ranked relatively smaller stocks in this sub-group, and they collectively receive 50% of the weight, with each smaller stock receiving approximately 1.4%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 8.60%. On a net asset value (“NAV”) basis, the Fund returned 8.56%. During the same time period, the Index returned 9.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 9.31%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 700 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similarly composed of large cap value stocks. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Intel Corp., an information technology company (portfolio average weight of 3.42%), and Cisco Systems, Inc., an information technology company (portfolio average weight of 3.35%). Positions that detracted most significantly from the Fund’s return included International Business Machines Corp., an information technology company (portfolio average weight of 3.27%), and Exxon Mobil Corp., an energy company (portfolio average weight of 3.3%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Information Technology	22.4
Financials	18.2
Health Care	11.1
Energy	11.0
Consumer Staples	9.1
Utilities	8.5
Telecommunication Services	8.1
Consumer Discretionary	4.3
Industrials	4.2
Materials	3.1
Other Assets Less Liabilities	0.0

7

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Microsoft Corp.	3.7
International Business Machines Corp.	3.5
Chevron Corp.	3.5
JPMorgan Chase & Co.	3.5
Verizon Communications, Inc.	3.4
Merck & Co., Inc.	3.4
Wells Fargo & Co.	3.4
AT&T, Inc.	3.4
Oracle Corp.	3.3
Exxon Mobil Corp.	3.3
Total	34.4

8

PowerShares Dynamic Large Cap Value Portfolio (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	9.22%	18.10%	64.73%	14.99%	101.03%	11.07%	185.84%	10.56%	177.21%
Russell 1000® Value Index	9.31	17.20	60.97	13.39	87.41	7.51	106.24	6.99	98.61
Fund
NAV Return	8.56	17.33	61.54	14.25	94.68	10.33	167.21	9.81	158.86
Market Price Return	8.60	17.36	61.64	14.23	94.50	10.31	166.76	9.80	158.43

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PXLC	Manager’s Analysis
PowerShares Fundamental Pure Large Core Portfolio (PXLC)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Large Core Portfolio to PowerShares Russell Top 200 Equal Weight Portfolio and the underlying index changed from RAFI® Fundamental Large Core Index (the “Previous Index”) to Russell Top 200 Equal Weight Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXLC to EQWL and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Large Core Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “large” and “core” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 10.38%. On a net asset value (“NAV”) basis, the Fund returned 10.52%. During the same time period, the Previous Index returned 10.95%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 13.00%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,040 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a large capitalization equity benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large capitalization equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. Relative to the Benchmark Index, the Fund was overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Intel Corp., an information technology company (portfolio average weight of 4.82%), and UnitedHealth Group, Inc., a health care company (portfolio average weight of 2.49%). Positions that detracted most significantly from the Fund’s return included International Business Machines Corp., an information technology company (portfolio average weight of 3.6%), and Caterpillar, Inc., an industrials company (portfolio average weight of 1.59%).

10

PowerShares Fundamental Pure Large Core Portfolio (PXLC) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Health Care	17.0
Financials	16.3
Industrials	15.9
Consumer Staples	14.0
Consumer Discretionary	13.5
Information Technology	9.9
Energy	5.4
Materials	4.1
Utilities	3.8
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Berkshire Hathaway, Inc., Class B	5.8
Johnson & Johnson	5.2
Intel Corp.	4.7
International Business Machines Corp.	3.5
PepsiCo, Inc.	3.1
CVS Health Corp.	3.0
UnitedHealth Group, Inc.	2.9
Home Depot, Inc. (The)	2.7
Philip Morris International, Inc.	2.7
Ford Motor Co.	2.0
Total	35.6

11

PowerShares Fundamental Pure Large Core Portfolio (PXLC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-RAFI® Fundamental Large Core Index††	10.95%	17.47%	62.11%	14.42%	96.15%	8.12%	92.88%
Russell 1000® Index	13.00	16.95	59.96	14.47	96.53	7.38	82.09
Fund
NAV Return	10.52	17.01	60.19	13.89	91.58	7.51	83.82
Market Price Return	10.38	16.98	60.07	13.87	91.43	7.49	83.54

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.60% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Large Core Index performance is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

12

PXLG	Manager’s Analysis
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Large Growth Portfolio to PowerShares Russell Top 200 Pure Growth Portfolio and the underlying index changed from RAFI® Fundamental Large Growth Index (the “Previous Index”) to Russell Top 200 Pure Growth Index (the “Index”). At that time the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking its Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Large Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index, and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “large” and “growth” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 16.46%. On a net asset value (“NAV”) basis, the Fund returned 16.49%. During the same time period, the Previous Index returned 16.96%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and expenses incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 16.67%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 680 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar large cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large capitalization equity growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 8.95%), and Microsoft Corp., an information technology company (portfolio average weight of 8.64%). Positions that detracted most significantly from the Fund’s return included Halliburton Co., an energy company (portfolio average weight of 1.22%), and QUALCOMM, Inc., an information technology company (portfolio average weight of 2.11%).

13

PowerShares Fundamental Pure Large Growth Portfolio (PXLG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Information Technology	37.4
Health Care	13.6
Financials	11.7
Consumer Discretionary	11.6
Energy	9.8
Consumer Staples	7.8
Industrials	3.5
Materials	2.9
Telecommunication Services	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Apple, Inc.	10.0
Microsoft Corp.	9.1
Wells Fargo & Co.	8.0
Merck & Co., Inc.	5.7
Coca-Cola Co. (The)	4.5
Comcast Corp., Class A	3.9
Cisco Systems, Inc.	3.7
Walt Disney Co. (The)	3.2
Oracle Corp.	2.8
Schlumberger Ltd.	2.7
Total	53.6

14

PowerShares Fundamental Pure Large Growth Portfolio (PXLG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
RAFI® Fundamental Large Growth Index	16.96%	17.75%	63.27%	17.44%	86.36%
Russell 1000® Growth Index	16.67	16.60	58.51	16.90	83.05
Fund
NAV Return	16.49	17.28	61.30	16.98	83.58
Market Price Return	16.46	17.27	61.27	16.99	83.65

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.45% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

PXLV	Manager’s Analysis
PowerShares Fundamental Pure Large Value Portfolio (PXLV)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Large Value Portfolio to PowerShares Russell Top 200 Pure Value Portfolio and the underlying index changed from RAFI® Fundamental Large Value Index (the “Previous Index”) to Russell Top 200 Pure Value Index (the “Index”). At that time the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Large Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that compose the Index and, through May 22, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “large” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “large” and “value” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 6.41%. On a net asset value (“NAV”) basis, the Fund returned 6.41%. During the same time period, the Previous Index returned 6.82%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the

Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 9.31%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 700 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar large cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. large capitalization value equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return included JPMorgan Chase & Co., a financials company (portfolio average weight of 4.65%), and Anthem, Inc., a health care company (portfolio average weight of 1.13%). Positions that detracted most significantly from the Fund’s return included Exxon Mobil Corp., an energy company (portfolio average weight of 7.96%), and Chevron Corp., an energy company (portfolio average weight of 5.5%).

16

PowerShares Fundamental Pure Large Value Portfolio (PXLV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	24.6
Energy	18.5
Consumer Staples	12.3
Health Care	9.7
Telecommunication Services	9.1
Utilities	7.7
Industrials	7.5
Consumer Discretionary	5.5
Materials	2.7
Information Technology	2.4
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Exxon Mobil Corp.	7.3
AT&T, Inc.	5.5
Chevron Corp.	5.2
JPMorgan Chase & Co.	4.9
General Electric Co.	4.9
Bank of America Corp.	4.3
Pfizer, Inc.	3.7
Verizon Communications, Inc.	3.6
Citigroup, Inc.	3.4
Procter & Gamble Co. (The)	3.0
Total	45.8

17

PowerShares Fundamental Pure Large Value Portfolio (PXLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception†
Index				Average Annualized	Cumulative
RAFI® Fundamental Large Value Index	6.82%	17.50%	62.21%	14.90%	71.21%
Russell 1000® Value Index	9.31	17.20	60.97	15.39	74.04
Fund
NAV Return	6.41	17.06	60.42	14.45	68.70
Market Price Return	6.41	17.09	60.52	14.49	68.91

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.05% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

18

PXMC	Manager’s Analysis
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Mid Core Portfolio to PowerShares Russell Midcap Equal Weight Portfolio and the underlying index changed from RAFI® Fundamental Mid Core Index (the “Previous Index”) to Russell Midcap Equal Weight Index (the “Index”). At that time the Fund also changed its ticker symbol from PXMC to EQWM and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Mid Core Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “mid” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “core” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 12.73%. On a net asset value (“NAV”) basis, the Fund returned 12.52%. During the same time period, the Previous Index returned 12.96%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses incurred by the fund.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 13.30%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 840 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad based midcap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the utilities and telecommunication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return included CarMax, Inc., a consumer discretionary company (portfolio average weight of 0.94%), and Equity Residential REIT, a financials company (portfolio average weight of 1.53%). Positions that detracted most significantly from the Fund’s return included Cliffs Natural Resources, Inc., a materials company (portfolio average weight of 0.42%), and Denbury Resources, Inc., an energy company (portfolio average weight of 0.53%).

19

PowerShares Fundamental Pure Mid Core Portfolio (PXMC) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	25.4
Consumer Discretionary	16.1
Industrials	13.7
Information Technology	13.4
Health Care	10.9
Materials	6.1
Consumer Staples	5.2
Utilities	4.7
Energy	3.6
Telecommunication Services	0.8
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Becton, Dickinson and Co.	1.7
Equity Residential REIT	1.6
Ameriprise Financial, Inc.	1.5
Charles Schwab Corp. (The)	1.4
Eversource Energy	1.4
Dollar General Corp.	1.3
Vornado Realty Trust REIT	1.3
Republic Services, Inc.	1.3
Mylan NV	1.3
VF Corp.	1.3
Total	14.1

20

PowerShares Fundamental Pure Mid Core Portfolio (PXMC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index	1 Year					Average Annualized	Cumulative
Blended-RAFI® Fundamental Mid Core Index††	12.96%	16.92%	59.85%	13.75%	90.42%	7.38%	82.03%
Russell Midcap® Index	13.30	17.87	63.75	15.09	101.94	8.47	98.19
Fund
NAV Return	12.52	16.46	57.95	13.21	85.98	6.77	73.53
Market Price Return	12.73	16.44	57.88	13.23	86.10	6.78	73.65

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Mid Core Index performance is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

21

PXMG	Manager’s Analysis
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Mid Growth Portfolio to PowerShares Russell Midcap Pure Growth Portfolio and the underlying index changed from RAFI® Fundamental Mid Growth Index (the “Previous Index”) to Russell Midcap Pure Growth Index (the “Index”). At that time the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Mid Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “mid” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “growth” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 8.09%. On a net asset value (“NAV”) basis, the Fund returned 7.98%. During the same time period, the Previous Index returned 8.44%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the

Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned 16.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 550 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a midcap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and financials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Broadcom Corp., Class A, an information technology company (portfolio average weight of 1.89%), and Zoetis, Inc., a health care company (portfolio average weight of 1.56%). Positions that detracted most significantly from the Fund’s return included Wynn Resorts Ltd., a consumer discretionary company (portfolio average weight of 1.31%), and Noble Energy, Inc., an energy company (portfolio average weight of 1.5%).

22

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	23.6
Information Technology	18.8
Health Care	13.0
Consumer Discretionary	12.4
Industrials	11.1
Energy	10.5
Materials	6.0
Consumer Staples	4.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Western Digital Corp.	2.4
HCP, Inc. REIT	2.3
Ventas, Inc. REIT	2.2
Stanley Black & Decker, Inc.	2.1
Health Care REIT, Inc. REIT	2.0
Broadcom Corp., Class A	2.0
Stryker Corp.	2.0
Prologis, Inc. REIT	1.9
CF Industries Holdings, Inc.	1.8
Lear Corp.	1.8
Total	20.5

23

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Blended-RAFI® Fundamental Mid Growth Index††	8.44%	14.07%	48.41%	12.36%	79.12%	9.89%	156.78%	8.92%	138.28%
Russell Midcap® Growth Index	16.46	17.14	60.73	15.59	106.37	10.55	172.73	9.73	156.82
Fund
NAV Return	7.98	13.60	46.60	11.84	74.94	9.24	142.00	8.28	124.27
Market Price Return	8.09	13.63	46.73	11.85	75.03	9.24	142.01	8.26	123.98

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.45% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Mid Growth Index performance is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

24

PXMV	Manager’s Analysis
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Mid Value Portfolio to PowerShares Russell Midcap Pure Value Portfolio and the underlying index changed from RAFI® Fundamental Mid Value Index (the “Previous Index”) to Russell Midcap Pure Value Index (the “Index”). At that time the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Mid Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “mid” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “mid” and “value” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 7.94%. On a net asset value (“NAV”) basis, the Fund returned 7.98%. During the same time period, the Previous Index returned 8.33%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Value Index (the “Benchmark Index”) returned 9.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 580 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a Midcap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Tesoro Corp., an energy company (portfolio average weight of 1.18%), and Hillshire Brands Company, a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Peabody Energy Corp., an energy company (portfolio average weight of 0.42%), and Avon Products, Inc., a consumer staples company (portfolio average weight of 0.56%).

25

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	21.4
Consumer Discretionary	20.0
Industrials	15.4
Utilities	9.5
Information Technology	7.7
Materials	7.2
Consumer Staples	6.6
Health Care	5.4
Energy	5.1
Telecommunication Services	1.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Tesoro Corp.	1.4
American Airlines Group, Inc.	1.1
Boston Scientific Corp.	1.1
Whirlpool Corp.	1.1
Frontier Communications Corp.	1.1
TRW Automotive Holdings Corp.	1.0
Rite Aid Corp.	1.0
Ingersoll-Rand PLC	0.9
Principal Financial Group, Inc.	0.9
McGraw Hill Financial, Inc.	0.9
Total	10.5

26

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Blended-RAFI® Fundamental Mid Value Index††	8.33%	19.78%	71.87%	14.62%	97.83%	9.02%	137.21%	8.44%	127.74%
Russell Midcap® Value Index	9.97	18.42	66.04	14.57	97.37	9.77	154.12	9.19	144.32
Fund
NAV Return	7.98	19.34	69.96	14.10	93.35	8.33	122.60	7.76	113.60
Market Price Return	7.94	19.36	70.04	14.09	93.33	8.34	122.78	7.74	113.20

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%, including acquired fund fees and expenses of 0.01% and the net annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Mid Value Index performance is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

27

PXSC	Manager’s Analysis
PowerShares Fundamental Pure Small Core Portfolio (PXSC)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Small Core Portfolio to PowerShares Russell 2000 Equal Weight Portfolio and the underlying index changed from RAFI® Fundamental Small Core Index (the “Previous Index”) to Russell 2000 Equal Weight Index (the “Index”). At that time the Fund also changed its ticker symbol from PXSC to EQWS and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Small Core Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “small” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “small” and “core” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 10.59%. On a net asset value (“NAV”) basis, the Fund returned 10.53%. During the same time period, the Previous Index returned 10.99%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating cost incurred during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 9.71%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,990 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based small cap benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap equity market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s outperformance.

For the fiscal year ended April 30, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Southwest Airlines Co., an industrials company (portfolio average weight of 1.03%), and TriQuint Semiconductor, Inc., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Atwood Oceanics, Inc., an energy company (portfolio average weight of 0.44%), and Generac Holdings, Inc., an industrials company (portfolio average weight of 0.46%).

28

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	21.8
Industrials	20.6
Consumer Discretionary	17.6
Information Technology	11.2
Health Care	9.9
Materials	6.0
Consumer Staples	5.4
Energy	4.6
Utilities	1.9
Telecommunication Services	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Southwest Airlines Co.	1.2
Dresser-Rand Group, Inc.	0.9
Broadridge Financial Solutions, Inc.	0.9
Symetra Financial Corp.	0.7
VCA, Inc.	0.7
Home Properties, Inc. REIT	0.7
Global Payments, Inc.	0.7
STERIS Corp.	0.7
Live Nation Entertainment, Inc.	0.7
Highwoods Properties, Inc. REIT	0.7
Total	7.9

29

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-RAFI® Fundamental Small Core Index††	10.99%	16.24%	57.07%	13.06%	84.71%	6.00%	63.22%
Russell 2000® Index	9.71	15.87	55.58	12.73	82.03	6.89	75.21
Fund
NAV Return	10.53	15.71	54.94	12.48	80.01	5.28	54.18
Market Price Return	10.59	15.77	55.18	12.50	80.24	5.29	54.23

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.95%, including acquired fund fees and expenses of 0.01% and the net annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Small Core Index performance is comprised of the performance of the Dynamic Small Cap IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

30

PXSG	Manager’s Analysis
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Small Growth Portfolio to PowerShares Russell 2000 Pure Growth Portfolio and the underlying index changed from RAFI® Fundamental Small Growth Index (the “Previous Index”) to Russell 2000 Pure Growth Index (the “Index”). At that time the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Small Growth Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “small” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “small” and “growth” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 6.92%. On a net asset value (“NAV”) basis, the Fund returned 6.92%. During the same time period, the Previous Index returned 7.19%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the

Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Growth Index (the “Benchmark Index”) returned 14.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,200 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap growth benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index select and weight stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Skyworks Solutions, Inc., an information technology company (portfolio average weight of 1.73%), and Ulta Salon, Cosmetics & Fragrance, Inc., a consumer discretionary company (portfolio average weight of 0.65%). Positions that detracted most significantly from the Fund’s return included Ocwen Financial Corp., a financials company (portfolio average weight of 0.31%), and MasTec, Inc., an industrials company (portfolio average weight of 0.43%).

31

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	27.9
Information Technology	24.2
Consumer Discretionary	13.6
Industrials	12.5
Health Care	11.2
Energy	3.7
Consumer Staples	3.1
Materials	2.5
Utilities	1.1
Telecommunication Services	0.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Skyworks Solutions, Inc.	2.4
ResMed, Inc.	1.1
Kilroy Realty Corp. REIT	1.0
Cooper Cos., Inc. (The)	1.0
MSCI, Inc.	1.0
Two Harbors Investment Corp. REIT	1.0
ITC Holdings Corp.	0.9
SVB Financial Group	0.9
Starwood Property Trust, Inc. REIT	0.9
Waste Connections, Inc.	0.9
Total	11.1

32

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Blended-RAFI® Fundamental Small Growth Index††	7.19%	14.17%	48.81%	13.53%	88.64%	7.18%	100.06%	6.20%	84.21%
Russell 2000® Growth Index	14.65	17.22	61.08	14.94	100.60	10.41	169.26	9.08	141.83
Fund
NAV Return	6.92	13.78	47.29	13.00	84.22	6.55	88.52	5.57	73.42
Market Price Return	6.92	13.81	47.40	13.02	84.41	6.58	89.12	5.54	73.01

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72%, including estimated acquired fund fees and expenses of 0.02% and the net annual operating expense ratio was indicated as 0.41%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Small Growth Index performance is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

33

PXSV	Manager’s Analysis
PowerShares Fundamental Pure Small Value Portfolio (PXSV)

Effective after the close of markets on May 22, 2015, the Fund’s name changed from PowerShares Fundamental Pure Small Value Portfolio to PowerShares Russell 2000 Pure Value Portfolio and the underlying index changed from RAFI® Fundamental Small Value Index (the “Previous Index”) to Russell 2000 Pure Value Index (the “Index”). At that time the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2015.

As an index fund, the PowerShares Fundamental Pure Small Value Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Index and, through May 22, 2015, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through May 22, 2015, the Previous Index.

Research Affiliates, LLC (the “Index Provider”) compiles the Previous Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the common stocks for inclusion in the Previous Index from a universe of the 2,500 largest U.S. companies based on fundamental weight. The use of the word “Fundamental” in the Fund’s name reflects the fact that, in identifying common stocks, the Index Provider uses fundamental measures of company size, rather than market capitalization (company share price multiplied by number of shares outstanding). The Index Provider uses the following fundamental measures to include common stocks in the Previous Index: book value, cash flow, sales and dividends. The Index Provider calculates a composite fundamental weight for each common stock by equally weighting the above four fundamental measures. The Index Provider then ranks each common stock by its fundamental weight and, based on this ranking, divides the common stocks into three size groups: “large,” “mid” and “small.” The common stocks it ranks in the top 70% of the eligible universe by fundamental weight comprise the “large” size group, the next 20% comprise the “mid” size group, and the final 10% comprise the “small” size group. The Index Provider further divides the “small” size group into “growth,” “core” or “value” subsets based on fundamental measures. The Previous Index is composed only of those common stocks that the Index Provider classifies as both “small” and “value” and weights them according to their composite fundamental weight. The Fund generally invests in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 5.87%. On a net asset value (“NAV”) basis, the Fund returned 5.91%. During the same time period, the Previous Index returned 6.19%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 2000® Value Index (the “Benchmark Index”) returned 4.89%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,370 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a small cap value benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index select and weight stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return included Travel Centers of America LLC, a consumer discretionary company (portfolio average weight of 0.3%), and Cooper Tire & Rubber Co., a consumer discretionary company (portfolio average weight of 0.43%). Positions that detracted most significantly from the Fund’s return included Key Energy Services, Inc., an energy company (portfolio average weight of 0.15%), and Stone Energy Corp., an energy company (portfolio average weight of 0.2%).

34

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	25.3
Industrials	19.6
Consumer Discretionary	18.5
Information Technology	12.8
Materials	6.7
Utilities	6.1
Health Care	4.3
Consumer Staples	3.0
Energy	2.4
Telecommunication Services	1.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Cooper Tire & Rubber Co.	0.6
Interactive Brokers Group, Inc., Class A	0.5
Dynegy, Inc.	0.5
Brookdale Senior Living, Inc.	0.5
Dun & Bradstreet Corp. (The)	0.5
City National Corp.	0.5
New Jersey Resources Corp.	0.5
PacWest Bancorp	0.5
TravelCenters of America LLC	0.5
SunEdison, Inc.	0.4
Total	5.0

35

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
Blended-RAFI® Fundamental Small Value Index††	6.19%	18.52%	66.49%	14.03%	92.81%	8.55%	127.22%	7.48%	108.18%
Russell 2000® Value Index	4.89	14.52	50.19	10.55	65.09	7.87	113.33	6.86	96.26
Fund
NAV Return	5.91	18.22	65.23	13.60	89.16	7.91	114.18	6.85	96.11
Market Price Return	5.87	18.27	65.43	13.63	89.41	7.95	114.82	6.84	95.87

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-RAFI® Fundamental Small Value Index performance is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, June 16, 2011, followed by the performance of the Previous Index starting from the conversion date through April 30, 2015.

36

PZI	Manager’s Analysis
PowerShares Zacks Micro Cap Portfolio (PZI)

As an index fund, the PowerShares Zacks Micro Cap Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Zacks Micro Cap IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of micro capitalization companies that comprise the Index.

Zacks Investment Research (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider designs the selection methodology of the Index to identify companies with potentially superior risk-return profiles, as determined by the Index Provider. The objective of the Index is to actively represent a group of stocks that have the potential to outperform passive benchmark micro capitalization indices and other actively managed U.S. micro capitalization strategies. The Index constituent selection methodology utilizes a proprietary composite scoring system that measures companies on the basis of relative value and momentum, and is designed to be an effective, quantitative approach to selecting stocks with the greatest potential for capital appreciation from the micro capitalization subset of the domestic equity universe. The Index Provider selects U.S. stocks from a universe of 7,000 domestic companies. For the purpose of this constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks, with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and a minimum capitalization of approximately 0.015% of the largest capitalization domestic company at the time of selection. The Index Provider ranks and sorts each company from highest to lowest by each factor subset, then combines the rankings to establish a composite profile. A security may be an Index constituent only if it achieves a minimum threshold ranking on each factor. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 0.64%. On a net asset value (“NAV”) basis, the Fund returned 0.71%. During the same time period, the Index returned (0.59)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, outperformed the return of the Index, despite incurring fees and operating expenses during the period, primarily due to the Index being a price return index and not reflecting dividends generated on the underlying securities. The Fund’s performance, on a NAV basis, also outperformed from the return of the Index due to securities lending revenue.

During this same time period, the Russell Microcap® Index (the “Benchmark Index”) returned 7.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,630 securities. The Fund selected this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a micro-cap U.S. stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the micro-cap segment of the U.S. market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a proprietary stock selection methodology that differs from the stock selection methodology of the Benchmark Index.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended April 30, 2015, which contributed to the Fund’s underperformance.

For the fiscal year ended April 30, 2015, the financials sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the industrials and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Covenant Transportation Group, Inc., Class A, an industrials company (portfolio average weight of 0.28%), and Pantry, Inc., a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Resolute Energy Corp., an energy company (no longer held at fiscal year-end), and Emerald Oil, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Financials	44.7
Industrials	11.7
Information Technology	11.3
Consumer Discretionary	11.2
Energy	6.7
Health Care	5.9
Consumer Staples	3.0
Materials	2.9
Telecommunication Services	1.6
Utilities	1.0
Pharmaceuticals	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

37

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Hooker Furniture Corp.	0.3
Multi-Fineline Electronix, Inc.	0.3
China Cord Blood Corp.	0.3
Ruby Tuesday, Inc.	0.3
John B. Sanfilippo & Son, Inc.	0.3
Inphi Corp.	0.3
Ardmore Shipping Corp.	0.3
Callon Petroleum Co.	0.3
China XD Plastics Co. Ltd.	0.3
VASCO Data Security International, Inc.	0.3
Total	3.0

38

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Zacks Micro Cap Index™-PI	(0.59)%	12.98%	44.22%	7.10%	40.91%	1.21%	12.38%
Russell Microcap® Index	7.66	17.01	60.21	12.30	78.64	6.41	82.66
Fund
NAV Return	0.71	14.13	48.67	8.03	47.13	1.90	20.03
Market Price Return	0.64	14.15	48.75	8.02	47.08	1.87	19.72

Fund Inception: August 18, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.00%, including acquired fund fees and expenses of 0.21% and the net annual operating expense ratio was indicated as 0.91%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

PI —	Price only, and does not reflect dividends paid by the holdings in the Index.

39

Schedule of Investments(a)

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—21.8%
7,421	AutoZone, Inc.(b)	$4,991,810
65,682	Dollar General Corp.	4,775,738
96,998	Home Depot, Inc. (The)	10,376,846
51,927	L Brands, Inc.	4,640,197
64,378	Lowe’s Cos., Inc.	4,433,069
57,399	Marriott International, Inc., Class A	4,594,790
114,606	NIKE, Inc., Class B	11,327,657
22,923	O’Reilly Automotive, Inc.(b)	4,993,317
45,085	Ross Stores, Inc.	4,458,005
102,052	Starbucks Corp.	5,059,738
106,935	Walt Disney Co. (The)	11,625,973

		71,277,140

	Consumer Staples—10.8%
32,455	Costco Wholesale Corp.	4,642,688
107,151	CVS Health Corp.	10,639,023
67,045	Kroger Co. (The)	4,620,071
45,537	Mead Johnson Nutrition Co.	4,367,909
133,971	Walgreens Boots Alliance, Inc.	11,110,215

		35,379,906

	Energy—5.3%
74,686	Energy Transfer Equity LP	4,978,569
132,251	Schlumberger Ltd.	12,512,267

		17,490,836

	Financials—10.6%
75,507	Berkshire Hathaway, Inc., Class B(b)	10,662,343
162,584	Charles Schwab Corp. (The)	4,958,812
49,724	CME Group, Inc., Class A	4,520,409
20,264	Intercontinental Exchange, Inc.	4,549,876
46,266	McGraw Hill Financial, Inc.	4,825,544
49,210	Moody’s Corp.	5,291,059

		34,808,043

	Health Care—22.4%
46,422	AmerisourceBergen Corp.	5,306,035
27,173	Biogen, Inc.(b)	10,160,800
182,700	Bristol-Myers Squibb Co.	11,643,471
54,215	Cardinal Health, Inc.	4,572,493
66,198	Cerner Corp.(b)	4,753,678
56,258	Express Scripts Holding Co.(b)	4,860,691
107,508	Gilead Sciences, Inc.(b)	10,805,629
20,857	McKesson Corp.	4,659,454
143,454	Medtronic PLC	10,680,150
83,210	Mylan NV(b)	6,012,755

		73,455,156

	Industrials—5.6%
99,588	American Airlines Group, Inc.	4,808,607
26,952	FedEx Corp.	4,570,251
110,317	Southwest Airlines Co.	4,474,457
73,183	United Continental Holdings, Inc.(b)	4,371,952

		18,225,267

	Information Technology—20.7%
86,643	Apple, Inc.	10,843,371
82,368	eBay, Inc.(b)	4,798,760
140,942	Facebook, Inc., Class A(b)	11,102,001

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
48,860	Intuit, Inc.	$4,902,124
123,494	MasterCard, Inc., Class A	11,140,394
155,528	Micron Technology, Inc.(b)	4,375,002
56,190	NXP Semiconductors NV (Netherlands)(b)	5,400,983
81,128	Texas Instruments, Inc.	4,397,949
164,100	Visa, Inc., Class A	10,838,805

		67,799,389

	Materials—2.7%
30,553	Air Products & Chemicals, Inc.	4,382,217
16,726	Sherwin-Williams Co. (The)	4,649,828

		9,032,045

	Total Common Stocks and Other Equity Interests (Cost $292,730,262)	327,467,782

	Money Market Fund—0.1%
210,425	Invesco Premier Portfolio—Institutional Class(c) (Cost $210,425)	210,425

	Total Investments (Cost $292,940,687)—100.0%	327,678,207
	Other assets less liabilities—(0.0)%	(98,798)

	Net Assets—100.0%	$327,579,409

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Large Cap Value Portfolio (PWV)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—4.3%
418,520	General Motors Co.	$14,673,311
245,054	Macy’s, Inc.	15,837,840
203,241	Target Corp.	16,021,488

		46,532,639

	Consumer Staples—9.1%
326,126	Archer-Daniels-Midland Co.	15,941,039
157,756	PepsiCo, Inc.	15,005,751
427,990	Procter & Gamble Co. (The)	34,029,485
434,112	Wal-Mart Stores, Inc.	33,882,441

		98,858,716

	Energy—11.0%
341,534	Chevron Corp.	37,930,766
239,493	ConocoPhillips	16,266,365
411,506	Exxon Mobil Corp.	35,953,279
148,715	Marathon Petroleum Corp.	14,658,837
253,121	Valero Energy Corp.	14,402,585

		119,211,832

	Financials—18.2%
136,959	ACE Ltd.	14,653,244
221,174	Allstate Corp. (The)	15,406,981
282,213	American International Group, Inc.	15,885,770
416,844	Blackstone Group LP (The)	17,073,930
155,452	Chubb Corp. (The)	15,288,704
256,068	Discover Financial Services	14,844,262
594,565	JPMorgan Chase & Co.	37,612,182
193,133	Prudential Financial, Inc.	15,759,653
145,337	Travelers Cos., Inc. (The)	14,695,024
664,993	Wells Fargo & Co.	36,641,114

		197,860,864

	Health Care—11.1%
106,624	Anthem, Inc.	16,092,760
128,382	Cigna Corp.	16,001,533
222,531	Eli Lilly & Co.	15,993,303
355,427	Johnson & Johnson	35,258,358
622,394	Merck & Co., Inc.	37,069,787

		120,415,741

	Industrials—4.2%
112,518	General Dynamics Corp.	15,450,972
94,230	Northrop Grumman Corp.	14,515,189
243,792	PACCAR, Inc.	15,931,807

		45,897,968

	Information Technology—22.4%
1,234,661	Cisco Systems, Inc.	35,595,277
639,960	Corning, Inc.	13,394,363
448,191	Hewlett-Packard Co.	14,776,857
1,095,789	Intel Corp.	35,667,932
224,990	International Business Machines Corp.	38,538,537
830,898	Microsoft Corp.	40,414,879
831,467	Oracle Corp.	36,268,590
255,480	Seagate Technology PLC	15,001,785
145,959	Western Digital Corp.	14,266,033

		243,924,253

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials—3.1%
276,811	International Paper Co.	$14,870,287
181,760	LyondellBasell Industries NV, Class A	18,815,795

		33,686,082

	Telecommunication Services—8.1%
1,054,253	AT&T, Inc.	36,519,324
412,441	CenturyLink, Inc.	14,831,379
736,803	Verizon Communications, Inc.	37,164,343

		88,515,046

	Utilities—8.5%
271,185	American Electric Power Co., Inc.	15,422,291
198,792	Duke Energy Corp.	15,420,295
243,032	Edison International	14,810,370
290,621	PG&E Corp.	15,379,663
457,915	PPL Corp.	15,582,848
371,255	Public Service Enterprise Group, Inc.	15,421,933

		92,037,400

	Total Investments (Cost $1,014,034,602)—100.0%	1,086,940,541
	Other assets less liabilities—0.0%	402,357

	Net Assets—100.0%	$1,087,342,898

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—13.5%
3,136	CBS Corp., Class B	$194,840
4,049	DIRECTV(b)	367,265
53,538	Ford Motor Co.	845,900
23,644	General Motors Co.	828,959
10,488	Home Depot, Inc. (The)	1,122,006
6,550	Johnson Controls, Inc.	329,989
3,387	L Brands, Inc.	302,662
8,204	McDonald’s Corp.	792,096
2,120	Omnicom Group, Inc.	160,611
2,329	Time Warner Cable, Inc.	362,206
11,512	Twenty-First Century Fox, Inc., Class A	392,329

		5,698,863

	Consumer Staples—14.0%
12,923	Archer-Daniels-Midland Co.	631,676
5,423	Colgate-Palmolive Co.	364,860
12,655	CVS Health Corp.	1,256,515
5,965	General Mills, Inc.	330,103
3,685	Lorillard, Inc.	257,434
13,786	PepsiCo, Inc.	1,311,324
13,416	Philip Morris International, Inc.	1,119,834
8,028	Walgreens Boots Alliance, Inc.	665,762

		5,937,508

	Energy—5.4%
4,024	Anadarko Petroleum Corp.	378,658
5,050	Apache Corp.	345,420
3,194	California Resources Corp.	29,704
4,159	Marathon Petroleum Corp.	409,953
7,985	Occidental Petroleum Corp.	639,599
6,347	Spectra Energy Corp.	236,426
4,876	Williams Cos., Inc. (The)	249,602

		2,289,362

	Financials—16.3%
3,448	ACE Ltd.	368,902
5,207	Aflac, Inc.	328,249
6,604	American Express Co.	511,480
27,925	Annaly Capital Management, Inc. REIT	281,205
17,384	Berkshire Hathaway, Inc., Class B(b)	2,454,795
7,429	Capital One Financial Corp.	600,635
3,984	Marsh & McLennan Cos., Inc.	223,741
6,191	PNC Financial Services Group, Inc. (The)	567,900
6,750	Prudential Financial, Inc.	550,800
3,746	State Street Corp.	288,892
17,059	U.S. Bancorp	731,319

		6,907,918

	Health Care—17.0%
5,829	AbbVie, Inc.	376,903
4,107	Aetna, Inc.	438,915
5,037	AmerisourceBergen Corp.	575,729
4,095	Baxter International, Inc.	281,490
12,328	Bristol-Myers Squibb Co.	785,663
22,135	Johnson & Johnson	2,195,792
3,184	McKesson Corp.	711,306
8,153	Medtronic PLC	606,991

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
10,814	UnitedHealth Group, Inc.	$1,204,680

		7,177,469

	Industrials—15.9%
4,671	3M Co.	730,498
4,961	Boeing Co. (The)	711,110
6,764	Caterpillar, Inc.	587,656
9,252	CSX Corp.	333,905
3,901	Deere & Co.	353,119
6,643	Emerson Electric Co.	390,808
2,725	FedEx Corp.	462,078
4,951	Honeywell International, Inc.	499,655
3,640	Illinois Tool Works, Inc.	340,631
2,404	Lockheed Martin Corp.	448,586
2,939	Norfolk Southern Corp.	296,398
2,909	PACCAR, Inc.	190,103
5,540	United Parcel Service, Inc., Class B	556,936
7,180	United Technologies Corp.	816,725

		6,718,208

	Information Technology—9.9%
60,531	Intel Corp.	1,970,284
8,517	International Business Machines Corp.	1,458,877
6,334	Micron Technology, Inc.(b)	178,175
7,090	Texas Instruments, Inc.	384,349
4,578	Yahoo!, Inc.(b)	194,863

		4,186,548

	Materials—4.1%
1,677	Air Products & Chemicals, Inc.	240,532
8,118	E.I. du Pont de Nemours & Co.	594,238
3,827	Mosaic Co. (The)	168,388
11,102	Newmont Mining Corp.	294,092
917	PPG Industries, Inc.	203,170
1,847	Praxair, Inc.	225,205

		1,725,625

	Utilities—3.8%
12,109	AES Corp. (The)	160,444
8,945	Duke Energy Corp.	693,864
4,346	NextEra Energy, Inc.	438,642
8,654	PPL Corp.	294,495

		1,587,445

	Total Common Stocks and Other Equity Interests (Cost $34,254,306)	42,228,946

	Money Market Fund—0.2%
64,946	Invesco Premier Portfolio—Institutional Class(c) (Cost $64,946)	64,946

	Total Investments (Cost $34,319,252)—100.1%	42,293,892
	Other assets less liabilities—(0.1)%	(45,280)

	Net Assets—100.0%	$42,248,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares Fundamental Pure Large Core Portfolio (PXLC) (continued)

April 30, 2015

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—11.6%
3,794	Amazon.com, Inc.(b)	$1,600,233
98,967	Comcast Corp., Class A	5,716,334
17,602	NIKE, Inc., Class B	1,739,782
17,311	TJX Cos., Inc. (The)	1,117,252
11,865	Viacom, Inc., Class B	824,024
43,132	Walt Disney Co. (The)	4,689,311
13,397	Yum! Brands, Inc.	1,151,606

		16,838,542

	Consumer Staples—7.8%
160,031	Coca-Cola Co. (The)	6,490,857
23,226	Costco Wholesale Corp.	3,322,479
17,142	Kraft Foods Group, Inc.	1,452,785

		11,266,121

	Energy—9.8%
22,517	Baker Hughes, Inc.	1,541,514
12,518	EOG Resources, Inc.	1,238,656
30,646	Halliburton Co.	1,500,121
29,266	Kinder Morgan, Inc.	1,256,975
19,885	National Oilwell Varco, Inc.	1,081,943
46,187	Phillips 66	3,663,091
41,925	Schlumberger Ltd.	3,966,524

		14,248,824

	Financials—11.7%
4,007	BlackRock, Inc.	1,458,308
17,398	CME Group, Inc., Class A	1,581,652
17,083	Discover Financial Services	990,302
7,372	Simon Property Group, Inc. REIT	1,337,944
211,530	Wells Fargo & Co.	11,655,303
3,686	WP GLIMCHER, Inc. REIT	55,290

		17,078,799

	Health Care—13.6%
15,690	Amgen, Inc.	2,477,608
12,932	Cigna Corp.	1,611,845
34,266	Express Scripts Holding Co.(b)	2,960,582
14,388	Gilead Sciences, Inc.(b)	1,446,138
12,204	Humana, Inc.	2,020,982
138,488	Merck & Co., Inc.	8,248,345
8,113	Thermo Fisher Scientific, Inc.	1,019,642

		19,785,142

	Industrials—3.5%
6,124	Cummins, Inc.	846,704
14,350	Danaher Corp.	1,174,978
4,971	NOW, Inc.(b)	118,807
27,239	Union Pacific Corp.	2,893,599

		5,034,088

	Information Technology—37.4%
18,524	Accenture PLC, Class A	1,716,249
116,302	Apple, Inc.	14,555,195
15,207	Automatic Data Processing, Inc.	1,285,600
5,069	CDK Global, Inc.	242,906
185,283	Cisco Systems, Inc.	5,341,709
72,396	Corning, Inc.	1,515,248
27,456	eBay, Inc.(b)	1,599,587

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
80,265	EMC Corp.	$2,159,931
3,979	Google, Inc., Class A(b)	2,183,556
3,989	Google, Inc., Class C(b)	2,143,449
271,803	Microsoft Corp.	13,220,498
92,521	Oracle Corp.	4,035,766
39,410	QUALCOMM, Inc.	2,679,880
25,953	Visa, Inc., Class A	1,714,196

		54,393,770

	Materials—2.9%
25,882	LyondellBasell Industries NV, Class A	2,679,305
13,824	Monsanto Co.	1,575,383

		4,254,688

	Telecommunication Services—1.7%
69,876	CenturyLink, Inc.	2,512,741

	Total Common Stocks and Other Equity Interests (Cost $114,036,137)	145,412,715

	Money Market Fund—0.1%
178,897	Invesco Premier Portfolio—Institutional Class(c) (Cost $178,897)	178,897

	Total Investments (Cost $114,215,034)—100.1%	145,591,612
	Other assets less liabilities—(0.1)%	(89,506)

	Net Assets—100.0%	$145,502,106

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—5.5%
6,167	Best Buy Co., Inc.	$213,686
3,447	Carnival Corp.	151,565
1,936	Kohl’s Corp.	138,714
6,293	Lowe’s Cos., Inc.	433,336
2,666	Macy’s, Inc.	172,304
10,099	Staples, Inc.	164,816
6,783	Target Corp.	534,704
5,140	Time Warner, Inc.	433,867
643	Time, Inc.	14,680

		2,257,672

	Consumer Staples—12.3%
13,008	Altria Group, Inc.	651,050
2,300	Bunge Ltd.	198,651
3,728	ConAgra Foods, Inc.	134,767
2,107	Kellogg Co.	133,436
2,011	Kimberly-Clark Corp.	220,587
7,212	Kroger Co. (The)	496,979
14,300	Mondelez International, Inc., Class A	548,691
15,369	Procter & Gamble Co. (The)	1,221,989
2,287	Reynolds American, Inc.	167,637
5,481	Sysco Corp.	202,962
14,029	Wal-Mart Stores, Inc.	1,094,964

		5,071,713

	Energy—18.5%
5,217	Chesapeake Energy Corp.	82,272
19,196	Chevron Corp.	2,131,908
16,639	ConocoPhillips	1,130,121
3,056	Devon Energy Corp.	208,450
34,405	Exxon Mobil Corp.	3,005,965
2,868	Hess Corp.	220,549
9,005	Marathon Oil Corp.	280,055
2,605	Murphy Oil Corp.	124,024
373	Seventy Seven Energy, Inc.(b)	1,891
7,798	Valero Energy Corp.	443,706

		7,628,941

	Financials—24.6%
4,030	Allstate Corp. (The)	280,730
10,978	American International Group, Inc.	617,952
111,879	Bank of America Corp.	1,782,232
8,728	Bank of New York Mellon Corp. (The)	369,544
5,547	BB&T Corp.	212,395
1,977	Chubb Corp. (The)	194,438
26,497	Citigroup, Inc.	1,412,820
5,948	Fifth Third Bancorp	118,960
6,486	Genworth Financial, Inc., Class A(b)	57,012
3,276	Goldman Sachs Group, Inc. (The)	643,472
5,596	Hartford Financial Services Group, Inc. (The)	228,149
32,312	JPMorgan Chase & Co.	2,044,057
7,439	KeyCorp	107,494
2,094	Lincoln National Corp.	118,290
2,960	Loews Corp.	123,254
7,646	MetLife, Inc.	392,163
10,778	Morgan Stanley	402,127
4,504	Progressive Corp. (The)	120,077

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
12,111	Regions Financial Corp.	$119,051
4,743	SunTrust Banks, Inc.	196,834
4,004	Travelers Cos., Inc. (The)	404,844
7,760	Weyerhaeuser Co. REIT	244,518

		10,190,413

	Health Care—9.7%
14,106	Abbott Laboratories	654,801
3,693	Anthem, Inc.	557,384
4,304	Cardinal Health, Inc.	362,999
6,756	Eli Lilly & Co.	485,554
251	Halyard Health, Inc.(b)	12,168
5,522	HCA Holdings, Inc.(b)	408,683
45,533	Pfizer, Inc.	1,544,935

		4,026,524

	Industrials—7.5%
2,045	General Dynamics Corp.	280,819
75,281	General Electric Co.	2,038,610
1,695	Northrop Grumman Corp.	261,098
1,933	Raytheon Co.	201,032
2,990	Tyco International PLC	117,746
63	Veritiv Corp.(b)	2,504
3,708	Waste Management, Inc.	183,657

		3,085,466

	Information Technology—2.4%
5,464	Applied Materials, Inc.	108,133
762	Blackhawk Network Holdings, Inc., Class B(b)	27,973
22,143	Hewlett-Packard Co.	730,055
12,653	Xerox Corp.	145,509

		1,011,670

	Materials—2.7%
13,777	Alcoa, Inc.	184,887
7,971	Dow Chemical Co. (The)	406,521
8,927	Freeport-McMoRan, Inc.	207,731
3,324	International Paper Co.	178,565
2,782	Nucor Corp.	135,929

		1,113,633

	Telecommunication Services—9.1%
65,333	AT&T, Inc.	2,263,135
29,420	Verizon Communications, Inc.	1,483,945

		3,747,080

	Utilities—7.7%
2,883	Ameren Corp.	118,030
4,640	American Electric Power Co., Inc.	263,877
3,976	CenterPoint Energy, Inc.	83,377
3,284	Consolidated Edison, Inc.	202,130
3,332	Dominion Resources, Inc.	238,838
1,609	DTE Energy Co.	128,125
3,011	Edison International	183,490
2,605	Entergy Corp.	201,054
12,054	Exelon Corp.	410,077
6,840	FirstEnergy Corp.	245,625
4,745	PG&E Corp.	251,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Fundamental Pure Large Value Portfolio (PXLV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
5,365	Public Service Enterprise Group, Inc.	$222,862
1,360	Sempra Energy	144,391
7,917	Southern Co. (The)	350,723
4,710	Xcel Energy, Inc.	159,716

		3,203,420

	Total Common Stocks and Other Equity Interests (Cost $38,396,281)	41,336,532

	Money Market Fund—0.0%
16,712	Invesco Premier Portfolio—Institutional Class(c) (Cost $16,712)	16,712

	Total Investments (Cost $38,412,993)—100.0%	41,353,244
	Other assets less liabilities—(0.0)%	(5,736)

	Net Assets—100.0%	$41,347,508

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—16.1%
1,165	Advance Auto Parts, Inc.	$166,595
470	AutoZone, Inc.(b)	316,150
5,401	Bed Bath & Beyond, Inc.(b)	380,554
3,098	BorgWarner, Inc.	183,402
5,578	CarMax, Inc.(b)	379,918
3,607	Cinemark Holdings, Inc.	153,766
6,719	Dana Holding Corp.	144,929
4,771	DISH Network Corp., Class A(b)	322,806
6,338	Dollar General Corp.	460,836
1,699	Expedia, Inc., Class A	160,097
2,649	Family Dollar Stores, Inc.	206,993
7,205	Hanesbrands, Inc.	223,931
11,712	Interpublic Group of Cos., Inc. (The)	244,078
3,475	Jarden Corp.(b)	177,851
2,665	Lennar Corp., Class A	122,057
2,307	Murphy USA, Inc.(b)	150,716
4,218	Nordstrom, Inc.	318,712
437	Remy International, Inc.	9,723
2,954	SeaWorld Entertainment, Inc.	62,625
3,141	Starwood Hotels & Resorts Worldwide, Inc.	269,969
1,896	Tiffany & Co.	165,862
5,968	VF Corp.	432,262
1,948	Vista Outdoor, Inc.(b)	85,245
1,969	Williams-Sonoma, Inc.	144,781
2,628	Wyndham Worldwide Corp.	224,431

		5,508,289

	Consumer Staples—5.2%
2,392	Brown-Forman Corp., Class B	215,830
1,600	Casey’s General Stores, Inc.	131,488
1,854	Constellation Brands, Inc., Class A(b)	214,953
1,969	Energizer Holdings, Inc.	269,005
2,766	Hormel Foods Corp.	150,332
2,648	Ingredion, Inc.	210,251
3,453	J.M. Smucker Co. (The)	400,272
2,548	McCormick & Co., Inc.	191,864

		1,783,995

	Energy—3.6%
1,318	Cimarex Energy Co.	163,959
6,552	CONSOL Energy, Inc.	212,809
14,096	Denbury Resources, Inc.	124,186
1,753	Energen Corp.	124,761
6,252	LinnCo LLC	79,713
1,607	Oil States International, Inc.(b)	76,477
5,346	QEP Resources, Inc.	120,285
16,345	SandRidge Energy, Inc.(b)	30,892
6,499	Superior Energy Services, Inc.	165,725
1,208	Targa Resources Corp.	126,804

		1,225,611

	Financials—25.4%
1,734	Alexandria Real Estate Equities, Inc. REIT	160,187
391	Alleghany Corp.(b)	185,146
4,150	Ameriprise Financial, Inc.	519,912
3,164	Arthur J. Gallagher & Co.	151,334
5,150	BioMed Realty Trust, Inc. REIT	106,863
2,734	Boston Properties, Inc. REIT	361,736

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,139	Camden Property Trust REIT	$160,596
5,206	CBRE Group, Inc., Class A(b)	199,598
15,518	Charles Schwab Corp. (The)	473,299
11,252	E*TRADE Financial Corp.(b)	323,945
7,342	Equity Residential REIT	542,280
1,150	Federal Realty Investment Trust REIT	153,721
4,622	First American Financial Corp.	160,799
19,889	First Niagara Financial Group, Inc.	180,891
7,373	FNF Group	265,354
2,458	FNFV Group(b)	36,747
7,374	Franklin Resources, Inc.	380,204
13,980	General Growth Properties, Inc. REIT	383,052
6,103	Hatteras Financial Corp. REIT	110,220
10,224	Invesco Ltd.(c)	423,478
853	Jones Lang LaSalle, Inc.	141,649
1,879	LPL Financial Holdings, Inc.	76,043
3,330	Macerich Co. (The) REIT	272,261
259	Markel Corp.(b)	191,826
18,061	MFA Financial, Inc. REIT	140,334
3,639	NASDAQ OMX Group, Inc. (The)	176,965
14,197	Navient Corp.	277,409
2,185	Public Storage REIT	410,583
2,743	Raymond James Financial, Inc.	155,062
3,521	Rayonier, Inc. REIT	90,102
2,050	Reinsurance Group of America, Inc.	187,821
1,838	SL Green Realty Corp. REIT	224,898
14,197	SLM Corp.(b)	144,667
6,457	UDR, Inc. REIT	211,596
2,218	Urban Edge Properties REIT	50,193
4,435	Vornado Realty Trust REIT	458,978
5,189	Voya Financial, Inc.	219,702

		8,709,451

	Health Care—10.9%
2,955	Alere, Inc.(b)	140,304
4,058	Becton, Dickinson and Co.	571,651
1,105	C.R. Bard, Inc.	184,071
3,582	Centene Corp.(b)	222,048
7,043	Community Health Systems, Inc.(b)	378,068
4,570	DaVita HealthCare Partners, Inc.(b)	370,627
2,509	DENTSPLY International, Inc.	127,959
1,982	Henry Schein, Inc.(b)	271,732
6,048	Mylan NV(b)	437,029
2,904	Omnicare, Inc.	255,494
5,340	Tenet Healthcare Corp.(b)	255,572
1,876	Universal Health Services, Inc., Class B	219,398
2,885	Zimmer Holdings, Inc.	316,888

		3,750,841

	Industrials—13.7%
3,731	Alaska Air Group, Inc.	239,008
4,969	C.H. Robinson Worldwide, Inc.	319,954
1,400	Carlisle Cos., Inc.	135,100
3,189	Civeo Corp.	14,893
6,093	Delta Air Lines, Inc.	271,991
4,102	Dover Corp.	310,603
2,392	EMCOR Group, Inc.	106,755
1,759	Equifax, Inc.	170,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Fundamental Pure Mid Core Portfolio (PXMC) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
4,343	Expeditors International of Washington, Inc.	$199,040
5,579	Fluor Corp.	335,521
2,978	Fortune Brands Home & Security, Inc.	132,819
1,046	Hubbell, Inc., Class B	113,836
1,221	Huntington Ingalls Industries, Inc.	160,671
5,045	Jacobs Engineering Group, Inc.(b)	216,229
3,344	Joy Global, Inc.	142,588
973	Orbital ATK, Inc.	71,185
3,560	Parker-Hannifin Corp.	424,921
5,965	Quanta Services, Inc.(b)	172,448
11,179	Republic Services, Inc.	454,203
2,173	Rockwell Automation, Inc.	257,718
1,218	Snap-on, Inc.	182,152
1,047	W.W. Grainger, Inc.	260,106

		4,692,241

	Information Technology—13.4%
439	Alliance Data Systems Corp.(b)	130,519
3,031	Amdocs Ltd.	166,917
5,807	Analog Devices, Inc.	359,105
2,196	Autodesk, Inc.(b)	124,799
12,554	Brocade Communications Systems, Inc.	141,860
7,771	CA, Inc.	246,885
3,937	Electronic Arts, Inc.(b)	228,700
4,673	Fiserv, Inc.(b)	362,625
3,038	Harris Corp.	243,769
10,641	Juniper Networks, Inc.	281,241
3,206	KLA-Tencor Corp.	188,513
3,983	Lam Research Corp.	301,035
4,470	Microchip Technology, Inc.	213,018
8,908	NVIDIA Corp.	197,713
11,773	ON Semiconductor Corp.(b)	135,625
7,562	Paychex, Inc.	365,925
4,385	SanDisk Corp.	293,532
2,742	Synopsys, Inc.(b)	128,545
15,503	Western Union Co. (The)	314,401
4,278	Xilinx, Inc.	185,494

		4,610,221

	Materials—6.1%
1,474	Airgas, Inc.	149,287
2,706	Albemarle Corp.	161,548
3,365	Celanese Corp., Series A	223,302
12,782	Cliffs Natural Resources, Inc.	75,925
2,997	Eastman Chemical Co.	228,431
9,864	Graphic Packaging Holding Co.	139,082
1,387	International Flavors & Fragrances, Inc.	159,158
912	Martin Marietta Materials, Inc.	130,097
1,595	Packaging Corp. of America	110,358
1,166	Rayonier Advanced Materials, Inc.	19,484
5,434	Sealed Air Corp.	247,790
1,205	Sherwin-Williams Co. (The)	334,990
1,556	Valspar Corp. (The)	126,192

		2,105,644

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—0.8%
3,538	Level 3 Communications, Inc.(b)	$197,916
13,075	Sprint Corp.(b)	67,075

		264,991

	Utilities—4.7%
3,935	AGL Resources, Inc.	197,812
4,380	American Water Works Co., Inc.	238,798
9,564	Eversource Energy	466,341
15,309	NRG Energy, Inc.	386,399
6,602	Wisconsin Energy Corp.	324,290

		1,613,640

	Total Common Stocks and Other Equity Interests (Cost $29,327,266)	34,264,924

	Money Market Fund—0.3%
98,120	Invesco Premier Portfolio—Institutional Class(d) (Cost $98,120)	98,120

	Total Investments (Cost $29,425,386)—100.2%	34,363,044
	Other assets less liabilities—(0.2)%	(70,791)

	Net Assets—100.0%	$34,292,253

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—12.4%
19,326	Coach, Inc.	$738,446
9,361	Dick’s Sporting Goods, Inc.	507,928
11,308	Discovery Communications, Inc., Class A(b)	365,927
11,308	Discovery Communications, Inc., Class C(b)	341,841
15,225	Dollar Tree, Inc.(b)	1,163,342
15,262	Las Vegas Sands Corp.	807,054
14,020	Lear Corp.	1,556,641
1,228	Liberty Broadband Corp., Class A(b)	66,607
2,456	Liberty Broadband Corp., Class C(b)	133,263
4,913	Liberty Media Corp., Series A(b)	188,561
9,822	Liberty Media Corp., Series C(b)	372,745
15,640	LKQ Corp.(b)	423,375
5,224	O’Reilly Automotive, Inc.(b)	1,137,944
4,995	PVH Corp.	516,233
4,058	Ralph Lauren Corp., Class A	541,378
13,679	Ross Stores, Inc.	1,352,579
6,438	Wynn Resorts Ltd.	715,069

		10,928,933

	Consumer Staples—4.6%
8,359	Church & Dwight Co., Inc.	678,500
9,925	Estee Lauder Cos., Inc. (The), Class A	806,803
8,002	Hershey Co. (The)	735,544
8,925	Mead Johnson Nutrition Co.	856,086
19,439	Whole Foods Market, Inc.	928,407

		4,005,340

	Energy—10.5%
21,629	Cameron International Corp.(b)	1,185,702
5,091	Concho Resources, Inc.(b)	644,826
7,277	EQT Corp.	654,493
14,019	FMC Technologies, Inc.(b)	618,238
7,260	Helmerich & Payne, Inc.	566,062
35,493	HollyFrontier Corp.	1,376,418
21,560	Noble Energy, Inc.	1,093,523
5,633	Oceaneering International, Inc.	310,435
14,982	PBF Energy, Inc., Class A	425,189
4,322	Pioneer Natural Resources Co.	746,755
4,855	Range Resources Corp.	308,584
21,487	Southwestern Energy Co.(b)	602,281
11,247	Whiting Petroleum Corp.(b)	426,374
5,350	World Fuel Services Corp.	296,925

		9,255,805

	Financials—23.6%
2,256	Affiliated Managers Group, Inc.(b)	510,149
10,923	American Campus Communities, Inc. REIT	438,449
60,392	American Capital Agency Corp. REIT	1,246,189
10,171	American Tower Corp. REIT	961,465
8,808	AvalonBay Communities, Inc. REIT	1,447,507
10,066	Crown Castle International Corp. REIT	840,813
45,077	CYS Investments, Inc. REIT	402,087
13,785	Digital Realty Trust, Inc. REIT	874,107
2,647	Essex Property Trust, Inc. REIT	587,502
8,433	First Republic Bank	491,559
49,728	HCP, Inc. REIT	2,003,541
24,973	Health Care REIT, Inc. REIT	1,798,555

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
2,874	Intercontinental Exchange, Inc.	$645,299
22,569	Invesco Mortgage Capital, Inc. REIT(c)	347,563
24,592	Leucadia National Corp.	584,552
7,624	Moody’s Corp.	819,732
40,572	Prologis, Inc. REIT	1,630,994
8,761	Realogy Holdings Corp.(b)	415,359
9,991	Realty Income Corp. REIT	469,277
23,774	Senior Housing Properties Trust REIT	486,654
16,509	T. Rowe Price Group, Inc.	1,340,201
12,123	TD Ameritrade Holding Corp.	439,459
28,333	Ventas, Inc. REIT	1,952,144

		20,733,157

	Health Care—13.0%
4,326	Actavis PLC(b)	1,223,652
17,099	Agilent Technologies, Inc.	707,386
14,023	Catamaran Corp.(b)	832,265
8,989	Cerner Corp.(b)	645,500
6,413	Endo International PLC(b)	539,109
24,584	Hologic, Inc.(b)	829,464
1,470	Intuitive Surgical, Inc.(b)	729,091
6,685	MEDNAX, Inc.(b)	473,164
17,000	St. Jude Medical, Inc.	1,190,850
18,767	Stryker Corp.	1,731,068
6,080	Varian Medical Systems, Inc.(b)	540,208
3,753	Waters Corp.(b)	469,838
34,510	Zoetis, Inc.	1,532,934

		11,444,529

	Industrials—11.1%
10,391	AMETEK, Inc.	544,696
6,279	B/E Aerospace, Inc.	375,421
14,293	Fastenal Co.	609,168
8,718	Flowserve Corp.	510,264
5,723	J.B. Hunt Transport Services, Inc.	499,046
5,688	Kansas City Southern	582,963
3,140	KLX, Inc.(b)	131,597
21,440	Nielsen NV	963,514
6,033	Pall Corp.	587,132
4,731	Roper Technologies, Inc.	795,612
18,348	Stanley Black & Decker, Inc.	1,810,948
3,873	Towers Watson & Co., Class A	491,503
2,253	TransDigm Group, Inc.	477,929
15,368	United Continental Holdings, Inc.(b)	918,084
12,929	Xylem, Inc.	478,632

		9,776,509

	Information Technology—18.8%
52,769	Activision Blizzard, Inc.	1,203,925
18,802	Adobe Systems, Inc.(b)	1,430,080
7,046	Akamai Technologies, Inc.(b)	519,854
18,609	Altera Corp.	775,623
13,548	Amphenol Corp., Class A	750,153
40,477	Broadcom Corp., Class A	1,789,286
10,251	Citrix Systems, Inc.(b)	688,457
22,673	Cognizant Technology Solutions Corp., Class A(b)	1,327,277
2,501	Equinix, Inc. REIT	640,081

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
20,867	Fidelity National Information Services, Inc.	$1,303,979
9,723	First Solar, Inc.(b)	580,171
9,698	Intuit, Inc.	973,000
8,550	Keysight Technologies, Inc.(b)	286,083
14,672	Linear Technology Corp.	676,819
25,682	NetApp, Inc.	930,972
11,149	Teradata Corp.(b)	490,445
21,540	Western Digital Corp.	2,105,320

		16,471,525

	Materials—6.0%
5,624	CF Industries Holdings, Inc.	1,616,731
12,813	Ecolab, Inc.	1,434,800
7,287	FMC Corp.	432,192
12,811	Rock-Tenn Co., Class A	806,837
6,710	Sigma-Aldrich Corp.	932,153

		5,222,713

	Total Common Stocks and Other Equity Interests (Cost $70,626,137)	87,838,511

	Money Market Fund—0.1%
108,990	Invesco Premier Portfolio—Institutional Class(d) (Cost $108,990)	108,990

	Total Investments (Cost $70,735,127)—100.1%	87,947,501
	Other assets less liabilities—(0.1)%	(77,063)

	Net Assets—100.0%	$87,870,438

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments(a)

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—20.0%
3,913	Abercrombie & Fitch Co., Class A	$87,964
10,457	American Eagle Outfitters, Inc.	166,371
5,120	Apollo Education Group, Inc.(b)	85,939
3,247	AutoNation, Inc.(b)	199,853
4,586	Big Lots, Inc.	208,984
13,060	Cablevision Systems Corp., Class A	260,939
5,041	Caesars Entertainment Corp.(b)(c)	47,839
1,871	Charter Communications, Inc., Class A(b)	349,989
7,605	CST Brands, Inc.	317,205
5,814	D.R. Horton, Inc.	147,676
5,577	Darden Restaurants, Inc.	355,645
1,102	Dillard’s, Inc., Class A	145,012
4,509	Foot Locker, Inc.	268,060
5,578	GameStop Corp., Class A(c)	214,976
8,670	Gannett Co., Inc.	297,554
6,356	Gap, Inc. (The)	251,952
4,145	Genuine Parts Co.	372,428
15,540	Goodyear Tire & Rubber Co. (The)	440,792
162	Graham Holdings Co., Class B	165,715
3,233	Guess?, Inc.	59,196
6,433	H&R Block, Inc.	194,534
3,845	Harley-Davidson, Inc.	216,128
3,160	Hasbro, Inc.	223,696
56,902	J.C. Penney Co., Inc.(b)(c)	472,287
1,394	Lands’ End, Inc.(b)	40,956
5,305	Leggett & Platt, Inc.	225,303
14,660	Liberty Interactive Corp., Class A(b)	421,622
2,084	Liberty Ventures, Class A(b)	86,861
3,209	Marriott International, Inc., Class A	256,880
9,482	Mattel, Inc.	267,013
8,623	MGM Resorts International(b)	182,377
1,293	Mohawk Industries, Inc.(b)	224,336
6,662	Newell Rubbermaid, Inc.	254,022
19,987	News Corp., Class A(b)	315,395
83	NVR, Inc.(b)	110,099
36,375	Office Depot, Inc.(b)	335,378
4,903	Rent-A-Center, Inc.	145,129
4,073	Royal Caribbean Cruises Ltd.	277,208
4,635	Sears Holdings Corp.(b)	185,122
5,462	Service Corp. International	151,188
2,314	Tenneco, Inc.(b)	135,253
5,153	TRW Automotive Holdings Corp.(b)	541,374
2,261	Visteon Corp.(b)	229,265
3,204	Whirlpool Corp.	562,622

		10,498,137

	Consumer Staples—6.6%
26,116	Avon Products, Inc.	213,368
5,422	Campbell Soup Co.	242,418
3,063	Clorox Co. (The)	324,984
6,310	Coca-Cola Enterprises, Inc.	280,227
16,904	Dean Foods Co.	274,690
5,189	Dr Pepper Snapple Group, Inc.	386,996
4,560	Molson Coors Brewing Co., Class B	335,206
68,629	Rite Aid Corp.(b)	529,129
47,076	SUPERVALU, Inc.(b)	413,798
11,310	Tyson Foods, Inc., Class A	446,745

		3,447,561

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy—5.1%
46,751	Alpha Natural Resources, Inc.(b)(c)	$37,868
37,977	Arch Coal, Inc.(b)(c)	36,997
6,129	Diamond Offshore Drilling, Inc.(c)	205,138
2,935	Exterran Holdings, Inc.	108,801
16,139	McDermott International, Inc.(b)	84,730
6,922	Newfield Exploration Co.(b)	271,619
6,049	ONEOK, Inc.	290,957
4,458	Patterson-UTI Energy, Inc.	99,636
19,087	Peabody Energy Corp.(c)	90,282
4,276	Rowan Cos. PLC, Class A	90,608
1,240	SEACOR Holdings, Inc.(b)	90,098
8,754	Tesoro Corp.	751,356
2,189	Tidewater, Inc.(c)	60,613
2,017	Unit Corp.(b)	70,272
2,955	Western Refining, Inc.	130,168
17,301	WPX Energy, Inc.(b)	237,889

		2,657,032

	Financials—21.4%
8,126	American Capital Ltd.(b)	122,621
3,253	American Financial Group, Inc.	205,590
100	American National Insurance Co.	10,006
4,306	Apartment Investment & Management Co., Class A REIT	162,465
6,796	Associated Banc-Corp.	127,833
4,236	Assurant, Inc.	260,344
6,515	Brandywine Realty Trust REIT	94,989
5,962	CBL & Associates Properties, Inc. REIT	107,376
5,945	Cincinnati Financial Corp.	301,055
5,537	CIT Group, Inc.	249,331
9,904	CNO Financial Group, Inc.	168,368
5,723	Columbia Property Trust, Inc. REIT	150,114
5,820	Comerica, Inc.	275,926
2,701	Commerce Bancshares, Inc.	115,360
10,587	Communications Sales & Leasing, Inc. REIT(b)	318,457
1,513	Cullen/Frost Bankers, Inc.	110,358
6,003	DDR Corp. REIT	102,351
9,345	Duke Realty Corp. REIT	185,124
4,885	Equity Commonwealth REIT(b)	123,151
4,699	Federated Investors, Inc., Class B	161,646
8,033	First Horizon National Corp.	114,470
1,928	Hanover Insurance Group, Inc. (The)	132,203
3,403	HCC Insurance Holdings, Inc.	193,835
6,789	Hospitality Properties Trust REIT	204,213
14,572	Host Hotels & Resorts, Inc. REIT	293,480
27,292	Hudson City Bancorp, Inc.	253,816
27,501	Huntington Bancshares, Inc.	298,661
5,324	Iron Mountain, Inc. REIT	183,625
1,039	Kemper Corp.	39,139
10,125	Kimco Realty Corp. REIT	244,012
3,516	Legg Mason, Inc.	185,117
4,443	Liberty Property Trust REIT	154,794
3,807	M&T Bank Corp.	455,584
5,563	Mack-Cali Realty Corp. REIT	99,856
4,634	McGraw Hill Financial, Inc.	483,326
21,480	New York Community Bancorp, Inc.	369,241
5,920	Northern Trust Corp.	433,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
11,144	Old Republic International Corp.	$170,392
15,902	People’s United Financial, Inc.	240,279
6,758	PHH Corp.(b)	169,761
8,785	Piedmont Office Realty Trust, Inc., Class A REIT	153,562
4,529	Plum Creek Timber Co., Inc. REIT	191,124
9,570	Principal Financial Group, Inc.	489,218
2,178	Regency Centers Corp. REIT	136,735
7,700	Retail Properties of America, Inc., Class A REIT	116,347
1,718	StanCorp Financial Group, Inc.	123,833
4,413	Synovus Financial Corp.	122,063
5,895	TCF Financial Corp.	92,316
4,127	Torchmark Corp.	231,566
11,831	Unum Group	404,147
10,291	Valley National Bancorp	97,044
4,429	W.R. Berkley Corp.	216,977
3,280	Weingarten Realty Investors REIT	107,453
12,722	XL Group PLC (Ireland)	471,732
6,447	Zions Bancorporation	182,676

		11,208,110

	Health Care—5.4%
32,490	Boston Scientific Corp.(b)	578,972
7,944	Health Net, Inc.(b)	418,251
4,330	Hospira, Inc.(b)	377,966
4,370	Kindred Healthcare, Inc.	100,291
2,623	Laboratory Corp. of America Holdings(b)	313,606
2,473	LifePoint Hospitals, Inc.(b)	185,178
3,997	Owens & Minor, Inc.	134,779
5,504	Quest Diagnostics, Inc.	393,096
1,008	Teleflex, Inc.	123,944
2,328	WellCare Health Plans, Inc.(b)	180,257

		2,806,340

	Industrials—15.4%
7,239	ADT Corp. (The)(c)	272,186
5,744	AECOM(b)	181,281
4,552	AGCO Corp.	234,474
12,082	American Airlines Group, Inc.	583,379
2,611	Armstrong World Industries, Inc.(b)	142,926
7,522	Avis Budget Group, Inc.(b)	407,241
2,146	Cintas Corp.	171,573
2,774	Con-way, Inc.	114,011
7,703	Exelis, Inc.	188,878
4,524	General Cable Corp.	73,786
4,031	Harsco Corp.	64,818
17,158	Hertz Global Holdings, Inc.(b)	357,573
7,538	Ingersoll-Rand PLC	496,302
4,416	ITT Corp.	175,094
14,671	JetBlue Airways Corp.(b)	301,196
6,654	KBR, Inc.	116,245
2,191	Kennametal, Inc.	77,583
3,950	L-3 Communications Holdings, Inc.	453,895
4,157	Manpowergroup, Inc.	354,717
9,141	Masco Corp.	242,145
4,579	MRC Global, Inc.(b)	66,853
4,679	Navistar International Corp.(b)	140,183
3,062	Oshkosh Corp.	164,858

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
4,415	Owens Corning	$170,684
11,020	Pitney Bowes, Inc.	246,517
16,701	R.R. Donnelley & Sons Co.	310,973
2,586	Robert Half International, Inc.	143,394
2,668	Rockwell Collins, Inc.	259,676
2,756	Ryder System, Inc.	262,812
4,088	Spirit Aerosystems Holdings, Inc., Class A(b)	208,038
1,338	SPX Corp.	103,026
3,449	Terex Corp.	94,710
8,042	Textron, Inc.	353,687
2,581	Timken Co. (The)	101,408
3,933	Trinity Industries, Inc.	106,545
1,971	United Rentals, Inc.(b)	190,359
428	Vectrus, Inc.(b)	10,940
1,712	WESCO International, Inc.(b)	123,504

		8,067,470

	Information Technology—7.7%
30,653	Advanced Micro Devices, Inc.(b)(c)	69,276
1,053	Anixter International, Inc.(b)	74,342
4,566	AOL, Inc.(b)	182,183
5,849	Arrow Electronics, Inc.(b)	349,244
4,130	Booz Allen Hamilton Holding Corp., Class A	113,575
1,304	CACI International, Inc., Class A(b)	115,065
6,343	Computer Sciences Corp.	408,806
3,825	CoreLogic, Inc.(b)	149,596
1,725	Insight Enterprises, Inc.(b)	49,370
13,186	Jabil Circuit, Inc.	296,949
5,034	Leidos Holdings, Inc.	209,616
2,692	Lexmark International, Inc., Class A	119,498
7,240	Maxim Integrated Products, Inc.	237,689
4,527	Motorola Solutions, Inc.	270,488
3,982	NCR Corp.(b)	109,266
7,895	Sanmina Corp.(b)	160,505
2,590	Science Applications International Corp.	129,759
18,255	Symantec Corp.	455,006
1,713	SYNNEX Corp.	131,045
1,993	Tech Data Corp.(b)	112,345
3,201	Total System Services, Inc.	126,632
3,337	Unisys Corp.(b)	72,646
7,180	Vishay Intertechnology, Inc.	91,042

		4,033,943

	Materials—7.2%
4,899	Allegheny Technologies, Inc.	166,517
2,167	Ashland, Inc.	273,822
3,920	Avery Dennison Corp.	217,913
3,503	Ball Corp.	257,155
4,065	Bemis Co., Inc.	182,925
1,909	Cabot Corp.	81,591
7,451	Commercial Metals Co.	123,687
4,752	Crown Holdings, Inc.(b)	257,843
8,636	Huntsman Corp.	199,060
6,901	MeadWestvaco Corp.	336,769
6,950	Owens-Illinois, Inc.(b)	166,174
2,680	Reliance Steel & Aluminum Co.	173,450
3,442	RPM International, Inc.	163,633

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Fundamental Pure Mid Value Portfolio (PXMV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
3,779	Sonoco Products Co.	$168,883
6,234	Southern Copper Corp. (Mexico)	203,104
10,496	Steel Dynamics, Inc.	232,276
1,291	Timkensteel Corp.	37,684
12,232	United States Steel Corp.(c)	293,813
2,820	Vulcan Materials Co.	241,166

		3,777,465

	Telecommunication Services—1.6%
81,566	Frontier Communications Corp.	559,543
6,643	Telephone & Data Systems, Inc.	177,434
8,823	Windstream Holdings, Inc.(c)	103,053

		840,030

	Utilities—9.5%
4,300	Alliant Energy Corp.	260,021
3,567	Atmos Energy Corp.	192,618
14,736	Calpine Corp.(b)	321,392
10,493	CMS Energy Corp.	356,028
7,284	Great Plains Energy, Inc.	190,695
3,798	Hawaiian Electric Industries, Inc.	118,877
3,474	Integrys Energy Group, Inc.	253,949
5,007	MDU Resources Group, Inc.	111,606
1,930	National Fuel Gas Co.	124,389
10,998	NiSource, Inc.	477,533
5,939	OGE Energy Corp.	194,087
16,540	Pepco Holdings, Inc.	429,709
5,334	Pinnacle West Capital Corp.	326,441
3,708	Portland General Electric Co.	130,373
5,527	Questar Corp.	129,553
5,762	SCANA Corp.	305,271
1,238	Southwest Gas Corp.	68,090
12,787	TECO Energy, Inc.	242,314
6,976	UGI Corp.	242,835
2,796	Vectren Corp.	120,703
5,428	Westar Energy, Inc.	204,364
2,914	WGL Holdings, Inc.	160,299

		4,961,147

	Total Common Stocks and Other Equity Interests (Cost $42,629,964)	52,297,235

	Money Market Fund—0.2%
100,763	Invesco Premier Portfolio—Institutional Class(d) (Cost $100,763)	100,763

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $42,730,727)—100.1%	52,397,998

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—3.2%
1,679,081	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $1,679,081)	$1,679,081

	Total Investments (Cost $44,409,808)—103.3%	54,077,079
	Other assets less liabilities—(3.3)%	(1,739,433)

	Net Assets—100.0%	$52,337,646

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$1,289,457	$(1,289,457)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Schedule of Investments(a)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—17.6%
3,138	Aaron’s, Inc.	$106,692
282	America’s Car-Mart, Inc.(b)	14,478
4,130	Ascena Retail Group, Inc.(b)	61,909
641	BJ’s Restaurants, Inc.(b)	29,999
1,536	Bloomin’ Brands, Inc.	34,806
717	Bravo Brio Restaurant Group, Inc.(b)	10,561
370	Bright Horizons Family Solutions, Inc.(b)	18,604
1,536	Buckle, Inc. (The)	68,813
1,076	Cabela’s, Inc.(b)	56,748
242	Capella Education Co.	13,075
326	Carriage Services, Inc.	7,707
1,082	Carter’s, Inc.	108,049
919	Cheesecake Factory, Inc. (The)	46,069
4,105	Chico’s FAS, Inc.	69,210
974	Choice Hotels International, Inc.	58,313
193	Collectors Universe, Inc.	4,445
394	Conn’s, Inc.(b)	11,020
141	Container Store Group, Inc. (The)(b)	2,575
1,780	Core-Mark Holding Co., Inc.	93,824
617	Cracker Barrel Old Country Store, Inc.	81,740
249	Culp, Inc.	6,437
1,772	DeVry Education Group, Inc.	53,585
481	DineEquity, Inc.	46,383
731	Domino’s Pizza, Inc.	78,838
401	Drew Industries, Inc.	22,725
943	Entravision Communications Corp., Class A	6,167
349	Extended Stay America, Inc.	7,071
254	Fiesta Restaurant Group, Inc.(b)	12,840
1,516	Finish Line, Inc. (The), Class A	37,188
885	Genesco, Inc.(b)	59,817
4,849	Gentex Corp.	84,130
658	Houghton Mifflin Harcourt Co.(b)	15,042
697	HSN, Inc.	43,507
565	Interval Leisure Group, Inc.	14,006
382	Jamba, Inc.(b)	6,020
593	Kirkland’s, Inc.(b)	14,078
1,037	La-Z-Boy, Inc.	27,180
2,307	LeapFrog Enterprises, Inc., Class A(b)	5,214
1,399	Life Time Fitness, Inc.(b)	100,029
4,453	Live Nation Entertainment, Inc.(b)	111,592
927	Madison Square Garden Co. (The), Class A(b)	74,438
489	MDC Partners, Inc., Class A	10,240
174	Motorcar Parts of America, Inc.(b)	5,086
348	Movado Group, Inc.	10,189
1,976	National CineMedia, Inc.	30,114
1,644	Norwegian Cruise Line Holdings Ltd.(b)	79,750
869	Outerwall, Inc.	57,728
589	Overstock.com, Inc.(b)	12,646
276	Oxford Industries, Inc.	21,928
520	Papa John’s International, Inc.	31,912
786	Pool Corp.	51,004
4,578	PulteGroup, Inc.	88,355
438	Remy International, Inc.	9,746
3,090	Sally Beauty Holdings, Inc.(b)	96,439
1,215	Select Comfort Corp.(b)	37,446
540	Shoe Carnival, Inc.	14,099

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,378	Sinclair Broadcast Group, Inc., Class A	$42,222
668	Skullcandy, Inc.(b)	7,221
1,148	Sotheby’s	49,031
619	Standard Motor Products, Inc.	23,398
2,317	Standard Pacific Corp.(b)	18,768
1,565	Starz, Class A(b)	61,551
93	Strattec Security Corp.	6,982
831	Taylor Morrison Home Corp., Class A(b)	15,390
404	Tilly’s, Inc., Class A(b)	5,389
1,102	Tupperware Brands Corp.	73,680
412	Universal Electronics, Inc.(b)	22,223
2,361	Urban Outfitters, Inc.(b)	94,534
630	Vail Resorts, Inc.	62,502
1,927	Wolverine World Wide, Inc.	59,217
708	Zumiez, Inc.(b)	22,451

		2,846,165

	Consumer Staples—5.4%
1,222	Andersons, Inc. (The)	52,167
1,350	B&G Foods, Inc.	41,040
364	Calavo Growers, Inc.	18,437
735	Diamond Foods, Inc.(b)	20,609
4,404	Flowers Foods, Inc.	98,385
769	Fresh Market, Inc. (The)(b)	27,023
2,562	HRG Group, Inc.(b)	32,102
251	J & J Snack Foods Corp.	26,187
424	Lancaster Colony Corp.	38,016
1,016	Landec Corp.(b)	14,437
348	Nature’s Sunshine Products, Inc.	4,527
1,375	Pinnacle Foods, Inc.	55,756
561	Sanderson Farms, Inc.	42,142
9	Seaboard Corp.(b)	32,400
1,773	Snyders-Lance, Inc.	52,357
430	Tootsie Roll Industries, Inc., Class A	13,321
1,083	TreeHouse Foods, Inc.(b)	88,005
1,399	United Natural Foods, Inc.(b)	94,377
130	USANA Health Sciences, Inc.(b)	14,786
2,406	WhiteWave Foods Co. (The)(b)	105,792

		871,866

	Energy—4.6%
1,775	Atwood Oceanics, Inc.	59,249
899	Bristow Group, Inc.	55,855
176	Clayton Williams Energy, Inc.(b)	9,798
214	Dawson Geophysical Co.(b)	1,218
2,376	Delek US Holdings, Inc.	87,722
1,795	Dresser-Rand Group, Inc.(b)	148,393
486	Dril-Quip, Inc.(b)	38,744
571	Era Group, Inc.(b)	12,665
738	Goodrich Petroleum Corp.(b)	2,856
1,576	Green Plains, Inc.	49,077
812	Gulfmark Offshore, Inc., Class A	12,188
552	Hallador Energy Co.	6,342
583	Matrix Service Co.(b)	12,808
2,176	Midstates Petroleum Co., Inc.(b)	2,502
255	Natural Gas Services Group, Inc.(b)	6,464
882	Nuverra Environmental Solutions, Inc.(b)	3,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy (continued)
232	Panhandle Oil and Gas, Inc., Class A	$5,290
711	PDC Energy, Inc.(b)	40,342
229	REX American Resources Corp.(b)	14,477
1,019	Rosetta Resources, Inc.(b)	23,264
905	SemGroup Corp., Class A	76,192
915	SM Energy Co.	53,043
9,926	Vantage Drilling Co.(b)	3,956
534	Westmoreland Coal Co.(b)	15,176

		741,202

	Financials—21.8%
1,248	Acadia Realty Trust REIT	38,563
248	Access National Corp.	4,687
335	Agree Realty Corp. REIT	10,311
57	Alexander’s, Inc. REIT	24,580
3,692	American Capital Mortgage Investment Corp. REIT	64,758
3,204	American Equity Investment Life Holding Co.	86,348
2,097	Apollo Residential Mortgage, Inc. REIT	33,258
427	Arlington Asset Investment Corp., Class A	9,257
64	Artisan Partners Asset Management, Inc., Class A	2,867
365	Banc of California, Inc.	4,526
634	Bancorp, Inc. (The)(b)	6,175
165	Bank of Kentucky Financial Corp. (The)	7,902
159	Bank of Marin Bancorp	8,017
2,298	BankUnited, Inc.	75,512
897	Berkshire Hills Bancorp, Inc.	25,125
4,535	BGC Partners, Inc., Class A	45,509
275	Bridge Bancorp, Inc.	6,949
163	Bridge Capital Holdings(b)	4,409
2,615	Brown & Brown, Inc.	83,549
341	Bryn Mawr Bank Corp.	10,261
69	BSB Bancorp, Inc.(b)	1,459
732	Centerstate Banks, Inc.	8,901
324	CNB Financial Corp.	5,566
1,249	Community Bank System, Inc.	43,653
241	ConnectOne Bancorp, Inc.	4,632
2,517	Corrections Corp. of America REIT	92,600
3,465	Cowen Group, Inc., Class A(b)	19,369
2,136	CubeSmart REIT	49,278
76	Diamond Hill Investment Group, Inc.	13,847
2,717	East West Bancorp, Inc.	110,283
681	EastGroup Properties, Inc. REIT	38,953
2,422	Eaton Vance Corp.	99,496
986	Education Realty Trust, Inc. REIT	33,149
168	eHealth, Inc.(b)	2,060
587	Empire State Realty Trust, Inc., Class A REIT	10,566
1,738	Equity One, Inc. REIT	42,807
346	Erie Indemnity Co., Class A	28,631
3,140	EZCORP, Inc., Class A(b)	28,888
377	Fidelity Southern Corp.	6,334
2,678	First Financial Bancorp	46,222
1,094	First Financial Bankshares, Inc.	31,682
1,985	First Industrial Realty Trust, Inc. REIT	39,164
322	First of Long Island Corp. (The)	8,056
239	Fox Chase Bancorp, Inc.	3,975

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,797	Geo Group, Inc. (The) REIT	$70,083
341	German American Bancorp, Inc.	9,756
607	Gladstone Commercial Corp. REIT	10,811
951	Gladstone Investment Corp.	7,199
3,088	Healthcare Realty Trust, Inc. REIT	79,053
1,271	Hercules Technology Growth Capital, Inc.	17,667
834	Heritage Financial Corp.	14,095
6,947	Hersha Hospitality Trust REIT	44,669
2,572	Highwoods Properties, Inc. REIT	110,699
159	Home Bancorp, Inc.	3,442
1,576	Home Properties, Inc. REIT	115,931
462	HomeStreet, Inc.(b)	9,554
835	IBERIABANK Corp.	52,029
687	Independent Bank Corp.	28,662
438	Lakeland Financial Corp.	17,104
2,246	LaSalle Hotel Properties REIT	82,406
631	LTC Properties, Inc. REIT	27,423
5,137	MBIA, Inc.(b)	44,949
131	Meta Financial Group, Inc.	5,359
226	MidSouth Bancorp, Inc.	2,931
180	MidWestOne Financial Group, Inc.	5,265
1,195	Monmouth Real Estate Investment Corp. REIT	12,344
334	National Health Investors, Inc. REIT	22,284
4,182	National Penn Bancshares, Inc.	43,493
2,555	National Retail Properties, Inc. REIT	98,112
432	NewStar Financial, Inc.(b)	4,968
410	Nicholas Financial, Inc.(b)	5,178
323	Pacific Premier Bancorp, Inc.(b)	5,058
1,056	Parkway Properties, Inc. REIT	17,181
491	PICO Holdings, Inc.(b)	8,843
717	Pinnacle Financial Partners, Inc.	34,165
1,102	Post Properties, Inc. REIT	63,001
1,319	PrivateBancorp, Inc.	48,895
1,949	ProAssurance Corp.	87,608
1,162	Prosperity Bancshares, Inc.	61,981
406	PS Business Parks, Inc. REIT	30,998
1,824	Radian Group, Inc.	32,577
5,924	Resource Capital Corp. REIT	26,125
682	Rouse Properties, Inc. REIT	11,915
415	Safeguard Scientifics, Inc.(b)	7,466
3,098	Santander Consumer USA Holdings, Inc.	76,490
291	Saul Centers, Inc. REIT	14,643
2,168	SEI Investments Co.	98,991
738	Select Income REIT	17,114
732	Southside Bancshares, Inc.	19,998
625	Sovran Self Storage, Inc. REIT	54,588
3,401	Spirit Realty Capital, Inc. REIT	38,397
1,420	Sterling Bancorp	18,432
1,891	Summit Hotel Properties, Inc. REIT	24,904
5,056	Symetra Financial Corp.	120,080
1,011	Taubman Centers, Inc. REIT	72,802
276	Territorial Bancorp, Inc.	6,376
1,426	TFS Financial Corp.	20,848
362	Tompkins Financial Corp.	18,878
948	UMB Financial Corp.	47,201
684	UMH Properties, Inc. REIT	6,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
710	Union Bankshares Corp.	$15,450
1,527	United Financial Bancorp, Inc.	19,469
227	Universal Health Realty Income Trust REIT	11,273
457	Walker & Dunlop, Inc.(b)	8,747
1,108	Western Alliance Bancorp(b)	34,259
1,224	Wintrust Financial Corp.	59,658
205	WSFS Financial Corp.	14,590

		3,523,489

	Health Care—9.9%
534	Aceto Corp.	10,349
158	Addus HomeCare Corp.(b)	4,241
341	Almost Family, Inc.(b)	14,758
2,773	Alphatec Holdings, Inc.(b)	3,938
192	Analogic Corp.	16,224
874	AngioDynamics, Inc.(b)	14,587
32	Atrion Corp.	10,395
613	Bio-Rad Laboratories, Inc., Class A(b)	82,418
1,605	Bruker Corp.(b)	30,431
459	Capital Senior Living Corp.(b)	12,012
466	Chemed Corp.	53,706
192	Computer Programs & Systems, Inc.	10,047
581	CONMED Corp.	29,184
155	CorVel Corp.(b)	5,540
210	Cynosure, Inc., Class A(b)	7,018
625	Emergent Biosolutions, Inc.(b)	18,556
1,074	Envision Healthcare Holdings, Inc.(b)	40,769
301	Exactech, Inc.(b)	6,577
696	Greatbatch, Inc.(b)	37,528
1,107	Haemonetics Corp.(b)	44,867
1,017	Hanger, Inc.(b)	22,720
2,256	HealthSouth Corp.	102,016
283	ICU Medical, Inc.(b)	23,877
1,722	Impax Laboratories, Inc.(b)	77,938
565	Integra LifeSciences Holdings Corp.(b)	33,211
319	Landauer, Inc.	10,291
1,009	Meridian Bioscience, Inc.	17,879
1,196	Merit Medical Systems, Inc.(b)	23,214
490	Omnicell, Inc.(b)	17,410
2,196	Patterson Cos., Inc.	103,113
2,115	PerkinElmer, Inc.	108,415
1,033	Prestige Brands Holdings, Inc.(b)	40,545
1,485	Quality Systems, Inc.	23,159
308	Quidel Corp.(b)	7,176
801	Quintiles Transnational Holdings, Inc.(b)	52,770
2,374	Rigel Pharmaceuticals, Inc.(b)	10,113
2,263	RTI Surgical, Inc.(b)	12,673
5,256	Select Medical Holdings Corp.	76,475
818	Sirona Dental Systems, Inc.(b)	75,869
1,725	STERIS Corp.	114,713
70	Utah Medical Products, Inc.	3,774
2,289	VCA, Inc.(b)	116,670
668	VIVUS, Inc.(b)	1,490
1,030	West Pharmaceutical Services, Inc.	54,878
842	Wright Medical Group, Inc.(b)	21,362

		1,604,896

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials—20.6%
1,213	A.O. Smith Corp.	$77,511
462	AAON, Inc.	11,074
1,404	Actuant Corp., Class A	33,443
482	Acuity Brands, Inc.	80,470
1,791	Aegion Corp.(b)	32,990
189	Alamo Group, Inc.	11,676
510	Altra Industrial Motion Corp.	13,449
156	AMERCO	50,238
824	Ameresco, Inc., Class A(b)	5,537
165	American Railcar Industries, Inc.	8,752
2,140	Babcock & Wilcox Co. (The)	69,165
106	Barrett Business Services, Inc.	4,714
1,502	Beacon Roofing Supply, Inc.(b)	44,639
1,937	Blount International, Inc.(b)	25,685
542	CAI International, Inc.(b)	12,910
655	Celadon Group, Inc.	16,925
312	CIRCOR International, Inc.	17,048
927	CLARCOR, Inc.	60,255
1,452	Copart, Inc.(b)	51,648
425	Corporate Executive Board Co. (The)	35,628
525	Cubic Corp.	26,030
1,032	Curtiss-Wright Corp.	75,398
841	DigitalGlobe, Inc.(b)	27,055
1,982	Donaldson Co., Inc.	74,067
1,168	EnerSys	79,307
212	Erickson, Inc.(b)	753
793	ESCO Technologies, Inc.	29,103
782	Esterline Technologies Corp.(b)	87,029
185	Exponent, Inc.	16,393
492	Forward Air Corp.	24,782
659	Franklin Electric Co., Inc.	23,829
1,576	Generac Holdings, Inc.(b)	65,703
560	Global Power Equipment Group, Inc.	6,804
351	Gorman-Rupp Co. (The)	9,516
334	GP Strategies Corp.(b)	10,885
748	Graco, Inc.	53,572
123	Graham Corp.	2,878
2,262	Griffon Corp.	38,024
2,085	HD Supply Holdings, Inc.(b)	68,805
1,277	Healthcare Services Group, Inc.	38,655
1,711	Hillenbrand, Inc.	50,286
1,316	Hub Group, Inc., Class A(b)	52,508
437	Huron Consulting Group, Inc.(b)	26,491
1,291	IDEX Corp.	96,838
1,694	InnerWorkings, Inc.(b)	10,723
2,920	KAR Auction Services, Inc.	108,653
2,095	Kratos Defense & Security Solutions, Inc.(b)	11,460
959	Landstar System, Inc.	59,755
1,351	Lincoln Electric Holdings, Inc.	90,328
778	Marten Transport Ltd.	17,318
931	Mobile Mini, Inc.	35,881
1,376	Moog, Inc., Class A(b)	96,155
921	MSC Industrial Direct Co., Inc., Class A	65,446
928	MYR Group, Inc.(b)	27,209
731	Nordson Corp.	58,224
125	Patrick Industries, Inc.(b)	7,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
276	Powell Industries, Inc.	$9,160
227	PowerSecure International, Inc.(b)	2,976
368	RBC Bearings, Inc.	26,860
1,299	Regal Beloit Corp.	101,582
4,634	Southwest Airlines Co.	187,955
545	SP Plus Corp.(b)	12,404
148	Sparton Corp.(b)	3,814
240	Stock Building Supply Holdings, Inc.(b)	4,409
1,984	Swift Transportation Co., Class A(b)	48,013
1,299	TAL International Group, Inc.(b)	50,063
248	TASER International, Inc.(b)	7,487
462	Team, Inc.(b)	18,055
797	Teledyne Technologies, Inc.(b)	83,661
347	Tennant Co.	22,309
2,255	Tetra Tech, Inc.	61,133
468	Thermon Group Holdings, Inc.(b)	10,890
1,839	Titan International, Inc.	19,107
1,828	Titan Machinery, Inc.(b)	26,780
797	Toro Co. (The)	53,431
280	Trex Co., Inc.(b)	13,138
319	UniFirst Corp.	36,120
166	Universal Truckload Services, Inc.	3,526
360	US Ecology, Inc.	16,888
1,272	Wabash National Corp.(b)	17,833
655	WABCO Holdings, Inc.(b)	81,515
807	Watsco, Inc.	97,074
1,139	Wesco Aircraft Holdings, Inc.(b)	17,860
1,318	Woodward, Inc.	62,012

		3,333,183

	Information Technology—11.2%
1,652	ARRIS Group, Inc.(b)	55,631
142	Aspen Technology, Inc.(b)	6,303
249	Badger Meter, Inc.	15,493
645	Blackbaud, Inc.	32,592
2,631	Broadridge Financial Solutions, Inc.	141,864
179	Cass Information Systems, Inc.	9,356
793	Ciena Corp.(b)	16,891
516	Coherent, Inc.(b)	30,960
421	Computer Task Group, Inc.	3,465
359	Comverse, Inc.(b)	8,796
1,084	CSG Systems International, Inc.	31,566
488	Dealertrack Technologies, Inc.(b)	19,183
353	Demand Media, Inc.(b)	2,263
1,070	Dolby Laboratories, Inc., Class A	43,078
637	DST Systems, Inc.	73,306
391	DTS, Inc.(b)	14,017
1,544	EchoStar Corp., Class A(b)	77,200
635	Electronics for Imaging, Inc.(b)	26,499
940	Epiq Systems, Inc.	16,835
690	Exar Corp.(b)	6,810
1,680	Extreme Networks, Inc.(b)	4,234
227	FARO Technologies, Inc.(b)	9,041
332	Forrester Research, Inc.	11,550
1,150	Global Payments, Inc.	115,322
952	Heartland Payment Systems, Inc.	48,457
1,617	II-VI, Inc.(b)	28,766

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,712	Infinera Corp.(b)	$32,186
1,191	Intralinks Holdings, Inc.(b)	11,672
4,602	JDS Uniphase Corp.(b)	58,261
310	KVH Industries, Inc.(b)	4,182
2,086	Lattice Semiconductor Corp.(b)	12,370
2,076	Limelight Networks, Inc.(b)	7,681
414	Manhattan Associates, Inc.(b)	21,760
1,577	ManTech International Corp., Class A	46,096
2,494	Mentor Graphics Corp.	59,681
1,188	Mercury Systems, Inc.(b)	16,406
112	MicroStrategy, Inc., Class A(b)	20,397
497	MoneyGram International, Inc.(b)	3,852
280	MTS Systems Corp.	19,762
505	Nanometrics, Inc.(b)	7,807
1,687	National Instruments Corp.	48,248
1,222	NETGEAR, Inc.(b)	36,990
1,383	NeuStar, Inc., Class A(b)	41,490
2,702	Oclaro, Inc.(b)	5,188
1,005	PC Connection, Inc.	24,412
520	PC-Tel, Inc.	4,108
603	Perficient, Inc.(b)	12,440
820	Plantronics, Inc.	43,681
1,343	PTC, Inc.(b)	51,491
1,211	Rambus, Inc.(b)	16,760
346	Rightside Group Ltd.(b)	2,816
363	Rogers Corp.(b)	26,394
586	Rosetta Stone, Inc.(b)	4,899
633	Rubicon Technology, Inc.(b)	2,431
756	Seachange International, Inc.(b)	5,073
1,296	Semtech Corp.(b)	30,184
689	ServiceSource International, Inc.(b)	2,460
615	Silicon Laboratories, Inc.(b)	31,777
690	SunPower Corp.(b)	22,211
2,326	Take-Two Interactive Software, Inc.(b)	55,126
1,295	Telenav, Inc.(b)	10,826
4,603	Teradyne, Inc.	84,005
246	TESSCO Technologies, Inc.	6,216
1,144	Tessera Technologies, Inc.	41,310
995	Veeco Instruments, Inc.(b)	29,363

		1,811,490

	Materials—6.0%
1,536	AptarGroup, Inc.	95,339
1,498	Axiall Corp.	61,118
3,110	Berry Plastics Group, Inc.(b)	106,424
1,094	Calgon Carbon Corp.	24,276
144	Chase Corp.	5,157
741	Clearwater Paper Corp.(b)	47,402
795	Compass Minerals International, Inc.	70,222
128	Deltic Timber Corp.	8,192
367	Eagle Materials, Inc.	30,604
795	FutureFuel Corp.	8,642
320	Hawkins, Inc.	12,624
790	Innophos Holdings, Inc.	41,744
546	Innospec, Inc.	23,860
2,239	Intrepid Potash, Inc.(b)	28,055
310	KMG Chemicals, Inc.	9,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Fundamental Pure Small Core Portfolio (PXSC) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
2,194	Louisiana-Pacific Corp.(b)	$33,437
728	LSB Industries, Inc.(b)	30,874
215	NewMarket Corp.	96,083
1,700	OMNOVA Solutions, Inc.(b)	13,583
1,537	PolyOne Corp.	60,020
293	Quaker Chemical Corp.	24,383
748	Schweitzer-Mauduit International, Inc.	33,069
588	Stepan Co.	29,947
3,618	Stillwater Mining Co.(b)	48,590
322	Trecora Resources(b)	3,864
175	UFP Technologies, Inc.(b)	3,551
848	Zep, Inc.	16,858

		966,995

	Telecommunication Services—1.0%
291	Atlantic Tele-Network, Inc.	19,212
1,007	IDT Corp., Class B	17,149
1,486	Inteliquent, Inc.	28,249
4,034	Iridium Communications, Inc.(b)	41,026
589	Shenandoah Telecommunications Co.	20,297
5,948	Vonage Holdings Corp.(b)	27,539

		153,472

	Utilities—1.9%
1,090	American States Water Co.	41,845
4,001	Aqua America, Inc.	107,307
462	Chesapeake Utilities Corp.	22,074
304	Connecticut Water Service, Inc.	10,944
2,176	UIL Holdings Corp.	108,539
333	York Water Co. (The)	8,378

		299,087

	Total Common Stocks and Other Equity Interests (Cost $13,894,101)	16,151,845

	Money Market Fund—0.5%
85,991	Invesco Premier Portfolio—Institutional Class(c) (Cost $85,991)	85,991

	Total Investments (Cost $13,980,092)—100.5%	16,237,836
	Other assets less liabilities—(0.5)%	(85,103)

	Net Assets—100.0%	$16,152,733

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Schedule of Investments(a)

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—13.6%
1,975	AMC Networks, Inc., Class A(b)	$148,994
893	American Public Education, Inc.(b)	24,906
1,692	Black Diamond, Inc.(b)	15,245
3,132	Bridgepoint Education, Inc.(b)	27,468
689	Buffalo Wild Wings, Inc.(b)	109,758
368	Cavco Industries, Inc.(b)	24,130
783	Churchill Downs, Inc.	93,310
405	Chuy’s Holdings, Inc.(b)	9,161
6,424	Cumulus Media, Inc., Class A(b)	14,647
1,942	Deckers Outdoor Corp.(b)	143,708
1,252	Del Frisco’s Restaurant Group, Inc.(b)	25,253
709	Diamond Resorts International, Inc.(b)	22,695
1,159	Dorman Products, Inc.(b)(c)	54,276
5,556	DSW, Inc., Class A	201,516
3,035	Dunkin’ Brands Group, Inc.	158,154
2,285	Five Below, Inc.(b)	77,050
2,150	Fossil Group, Inc.(b)	180,557
2,701	Francesca’s Holdings Corp.(b)	45,728
1,160	Gentherm, Inc.(b)	61,167
1,369	G-III Apparel Group Ltd.(b)	152,205
4,665	GNC Holdings, Inc., Class A	200,828
1,222	Grand Canyon Education, Inc.(b)	55,332
6,778	Groupon, Inc., Class A(b)	46,904
1,342	Hibbett Sports, Inc.(b)	62,806
6,527	Hilton Worldwide Holdings, Inc.(b)	189,022
3,782	Iconix Brand Group, Inc.(b)	99,504
1,046	iRobot Corp.(b)	33,911
2,504	K12, Inc.(b)	40,490
2,514	Krispy Kreme Doughnuts, Inc.(b)	44,749
772	LifeLock, Inc.(b)	11,279
4,087	Lions Gate Entertainment Corp.	126,738
661	Lumber Liquidators Holdings, Inc.(b)	18,171
711	Mattress Firm Holding Corp.(b)(c)	42,006
1,328	Monro Muffler Brake, Inc.	79,534
608	Morningstar, Inc.	46,141
1,016	Nexstar Broadcasting Group, Inc., Class A	59,395
1,200	Panera Bread Co., Class A(b)	218,976
5,474	Pier 1 Imports, Inc.	69,246
598	Popeyes Louisiana Kitchen, Inc.(b)	33,297
1,202	Restoration Hardware Holdings, Inc.(b)	103,576
3,026	Scripps Networks Interactive, Inc., Class A	211,396
1,758	Shutterfly, Inc.(b)	78,688
4,029	Six Flags Entertainment Corp.	189,444
4,212	Smith & Wesson Holding Corp.(b)	62,611
3,216	Steven Madden Ltd.(b)	125,488
994	Sturm Ruger & Co., Inc.	54,481
4,010	Texas Roadhouse, Inc.	134,736
1,862	Tumi Holdings, Inc.(b)	43,552
1,802	Ulta Salon, Cosmetics & Fragrance, Inc.(b)	272,264
1,066	Vera Bradley, Inc.(b)	15,180
2,299	Vitamin Shoppe, Inc.(b)	96,282
644	WCI Communities, Inc.(b)	14,973

		4,470,928

	Consumer Staples—3.1%
199	Boston Beer Co., Inc. (The), Class A(b)	49,312
3,076	Boulder Brands, Inc.(b)	29,345

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
858	Chefs’ Warehouse, Inc. (The)(b)	$15,624
4,927	Coty, Inc., Class A(b)	117,805
9,771	Darling Ingredients, Inc.(b)	133,472
3,681	Hain Celestial Group, Inc. (The)(b)	221,743
1,152	Inter Parfums, Inc.	34,767
915	Medifast, Inc.(b)	27,450
2,243	Nu Skin Enterprises, Inc., Class A	126,842
799	PriceSmart, Inc.	64,288
1,431	Spectrum Brands Holdings, Inc.	130,836
2,001	Sprouts Farmers Market, Inc.(b)	64,002

		1,015,486

	Energy—3.7%
571	Antero Resources Corp.(b)	25,301
2,787	Approach Resources, Inc.(b)(c)	24,442
1,036	Bonanza Creek Energy, Inc.(b)	28,552
3,789	C&J Energy Services Ltd.(b)	66,118
868	CARBO Ceramics, Inc.(c)	38,392
1,870	Carrizo Oil & Gas, Inc.(b)	104,215
4,001	Clean Energy Fuels Corp.(b)(c)	39,490
9,314	Cobalt International Energy, Inc.(b)	99,660
1,163	Contango Oil & Gas Co.(b)	29,156
1,970	Continental Resources, Inc.(b)	103,681
389	Diamondback Energy, Inc.(b)	32,120
3,931	Forum Energy Technologies, Inc.(b)	91,435
440	Geospace Technologies Corp.(b)	9,504
1,807	Gulfport Energy Corp.(b)	88,435
18,558	Halcon Resources Corp.(b)(c)	27,651
2,072	Laredo Petroleum, Inc.(b)(c)	32,738
3,710	Magnum Hunter Resources Corp.(b)(c)	8,125
1,166	Matador Resources Co.(b)	32,321
2,335	Miller Energy Resources, Inc.(b)(c)	1,693
3,901	Northern Oil and Gas, Inc.(b)(c)	34,485
2,151	Oasis Petroleum, Inc.(b)(c)	38,589
3,322	Renewable Energy Group, Inc.(b)	30,596
6,856	Resolute Energy Corp.(b)(c)	8,501
2,333	Rex Energy Corp.(b)	11,665
462	RigNet, Inc.(b)	17,307
3,928	RPC, Inc.	62,494
544	RSP Permian, Inc.(b)	15,787
843	Sanchez Energy Corp.(b)(c)	12,384
1,724	Triangle Petroleum Corp.(b)(c)	10,292
2,391	US Silica Holdings, Inc.(c)	89,304

		1,214,433

	Financials—27.9%
3,290	American Assets Trust, Inc. REIT	130,942
4,021	American Homes 4 Rent, Class A REIT	67,915
2,128	AmTrust Financial Services, Inc.	126,552
3,632	Apollo Commercial Real Estate Finance, Inc. REIT	62,071
977	Ares Commercial Real Estate Corp. REIT	11,089
39,641	ARMOUR Residential REIT, Inc. REIT	118,923
3,776	Associated Estates Realty Corp. REIT	107,616
2,260	Bank of the Ozarks, Inc.	87,598
4,268	BBCN Bancorp, Inc.	60,563
1,343	BNC Bancorp	24,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
285	BofI Holding, Inc.(b)	$26,166
4,445	Campus Crest Communities, Inc. REIT	28,137
2,398	Capital Bank Financial Corp., Class A(b)	65,034
2,031	Cardinal Financial Corp.	41,900
1,589	CareTrust REIT, Inc. REIT	19,847
2,710	CBOE Holdings, Inc.	152,492
19,689	Chambers Street Properties REIT	147,668
1,244	Chatham Lodging Trust REIT	34,384
3,064	Chesapeake Lodging Trust REIT	97,282
11,238	Chimera Investment Corp. REIT	170,705
3,363	Colony Capital, Inc., Class A REIT	87,135
3,569	Columbia Banking System, Inc.	105,999
1,055	CoreSite Realty Corp. REIT	50,724
265	Credit Acceptance Corp.(b)	62,593
1,796	Customers Bancorp, Inc.(b)	45,277
2,311	CyrusOne, Inc. REIT	75,061
4,475	DuPont Fabros Technology, Inc. REIT	139,396
7,726	Dynex Capital, Inc. REIT	61,808
770	Eagle Bancorp, Inc.(b)	28,382
1,375	Encore Capital Group, Inc.(b)	55,605
3,817	Equity LifeStyle Properties, Inc. REIT	201,614
7,392	EverBank Financial Corp.	137,269
852	Evercore Partners, Inc., Class A	41,100
3,374	Excel Trust, Inc. REIT	53,478
4,207	Extra Space Storage, Inc. REIT	277,368
1,593	Fidelity & Guaranty Life	35,651
870	Fidus Investment Corp.	14,486
510	Financial Engines, Inc.	21,507
1,391	First Cash Financial Services, Inc.(b)	67,241
746	First Connecticut Bancorp, Inc.	11,026
518	First NBC Bank Holding Co.(b)	18,223
5,702	Government Properties Income Trust REIT	118,830
2,342	Green Dot Corp., Class A(b)	37,706
1,472	GSV Capital Corp.(b)	14,161
8,386	Hancock Holding Co.	244,116
359	HCI Group, Inc.	15,645
6,539	Healthcare Trust of America, Inc., Class A REIT	169,295
1,088	HFF, Inc., Class A	42,639
1,703	Home BancShares, Inc.	55,995
1,106	Howard Hughes Corp. (The)(b)	164,208
2,313	Hudson Pacific Properties, Inc. REIT	69,760
2,018	INTL FCStone, Inc.(b)	64,778
4,029	Investors Bancorp, Inc.	47,703
1,113	Kennedy-Wilson Holdings, Inc.	27,580
4,802	Kilroy Realty Corp. REIT	340,894
2,033	LegacyTexas Financial Group, Inc.	51,740
957	MarketAxess Holdings, Inc.	82,158
10,929	Medical Properties Trust, Inc. REIT	152,787
2,375	Medley Capital Corp.(c)	22,396
3,447	Mid-America Apartment Communities, Inc. REIT	257,181
5,373	MSCI, Inc.	328,774
671	Nationstar Mortgage Holdings, Inc.(b)	16,842
5,685	New York Mortgage Trust, Inc. REIT(c)	44,400
1,061	Northfield Bancorp, Inc.	15,310
6,094	NorthStar Asset Management Group, Inc.	128,157
6,094	NorthStar Realty Finance Corp. REIT	114,323

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,586	Ocwen Financial Corp.(b)(c)	$38,935
7,738	OMEGA Healthcare Investors, Inc. REIT	279,264
3,029	Oritani Financial Corp.	45,132
1,988	Park Sterling Corp.	13,320
3,232	Pebblebrook Hotel Trust REIT	138,782
6,838	PennyMac Mortgage Investment Trust REIT	143,256
2,250	PRA Group, Inc.(b)	123,244
735	Regional Management Corp.(b)	11,870
3,278	Retail Opportunity Investments Corp. REIT	55,005
8,833	RLJ Lodging Trust REIT	262,075
1,731	Signature Bank(b)	232,110
1,010	South State Corp.	68,397
1,641	STAG Industrial, Inc., Class A REIT	35,659
11,910	Starwood Property Trust, Inc. REIT	285,959
4,288	Stifel Financial Corp.(b)	226,578
2,451	Sun Communities, Inc. REIT	152,109
2,221	SVB Financial Group(b)	294,860
4,711	Tanger Factory Outlet Centers, Inc. REIT	158,195
571	Tejon Ranch Co.(b)	14,104
987	Terreno Realty Corp. REIT	21,003
1,920	Texas Capital Bancshares, Inc.(b)	101,107
30,434	Two Harbors Investment Corp. REIT	319,557
190	Virtus Investment Partners, Inc.	25,388
3,822	Waddell & Reed Financial, Inc., Class A	188,501
3,412	Walter Investment Management Corp.(b)(c)	60,085
443	Westwood Holdings Group, Inc.	25,955
1,628	Whitestone REIT	23,932

		9,144,097

	Health Care—11.2%
687	Abaxis, Inc.	43,968
494	ABIOMED, Inc.(b)	31,231
627	Acadia Healthcare Co., Inc.(b)	42,949
2,712	Accuray, Inc.(b)(c)	22,049
1,093	Acorda Therapeutics, Inc.(b)	32,867
1,695	Air Methods Corp.(b)	77,461
876	Akorn, Inc.(b)	36,477
1,394	Align Technology, Inc.(b)	82,023
10,255	Allscripts Healthcare Solutions, Inc.(b)	136,392
742	AMAG Pharmaceuticals, Inc.(b)	37,820
436	Anika Therapeutics, Inc.(b)	14,876
1,908	Bio-Reference Laboratories, Inc.(b)	63,193
1,367	Bio-Techne Corp.	131,177
945	Cantel Medical Corp.	42,327
612	Cepheid, Inc.(b)	34,333
1,873	Cooper Cos., Inc. (The)	333,525
1,345	CryoLife, Inc.	13,719
559	Cyberonics, Inc.(b)	34,049
1,589	Ensign Group, Inc. (The)	66,913
1,044	ExamWorks Group, Inc.(b)	42,752
3,895	Exelixis, Inc.(b)(c)	10,010
2,091	Globus Medical, Inc., Class A(b)	49,954
433	HealthStream, Inc.(b)	12,531
3,415	HMS Holdings Corp.(b)	58,089
1,424	IDEXX Laboratories, Inc.(b)	178,527
1,894	Infinity Pharmaceuticals, Inc.(b)	23,997
908	IPC Healthcare, Inc.(b)	44,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
375	Isis Pharmaceuticals, Inc.(b)	$21,270
1,641	Luminex Corp.(b)	25,468
3,874	Masimo Corp.(b)	130,786
4,320	MedAssets, Inc.(b)	87,437
2,595	Medicines Co. (The)(b)	66,458
402	Medidata Solutions, Inc.(b)	21,479
6,305	Merge Healthcare, Inc.(b)	31,336
1,760	Momenta Pharmaceuticals, Inc.(b)	30,712
3,081	Myriad Genetics, Inc.(b)(c)	101,765
1,421	Natus Medical, Inc.(b)	53,586
865	Neogen Corp.(b)	38,527
750	Neurocrine Biosciences, Inc.(b)	25,568
2,156	NuVasive, Inc.(b)	96,438
1,572	NxStage Medical, Inc.(b)	28,815
2,931	PAREXEL International Corp.(b)	186,338
854	PhotoMedex, Inc.(b)(c)	1,759
404	Premier, Inc., Class A(b)	15,312
5,646	ResMed, Inc.	361,005
3,771	SciClone Pharmaceuticals, Inc.(b)	30,809
351	Seattle Genetics, Inc.(b)	12,053
573	Spectranetics Corp. (The)(b)	14,697
2,718	Spectrum Pharmaceuticals, Inc.(b)(c)	15,357
3,518	Targacept, Inc.(b)	8,091
2,950	Team Health Holdings, Inc.(b)	175,732
2,594	Thoratec Corp.(b)	104,045
1,492	United Therapeutics Corp.(b)	238,257
794	US Physical Therapy, Inc.	37,445
492	Vascular Solutions, Inc.(b)	15,774

		3,673,947

	Industrials—12.5%
4,265	Acacia Research Corp.	47,000
792	Advisory Board Co. (The)(b)	41,097
6,762	Air Lease Corp.	261,216
804	Allegiant Travel Co.	123,623
4,342	Allison Transmission Holdings, Inc.	133,213
610	Argan, Inc.	19,709
484	Astronics Corp.(b)	32,578
1,540	AZZ, Inc.	71,441
1,403	Chart Industries, Inc.(b)	56,892
4,246	Clean Harbors, Inc.(b)	234,591
2,489	Colfax Corp.(b)	123,429
485	DXP Enterprises, Inc.(b)	21,849
1,677	Echo Global Logistics, Inc.(b)	48,465
2,090	Genesee & Wyoming, Inc., Class A(b)	194,265
1,400	HEICO Corp.	78,176
710	Heritage-Crystal Clean, Inc.(b)	8,321
4,652	Hexcel Corp.	233,298
804	Hyster-Yale Materials Handling, Inc., Class A	58,965
1,321	KEYW Holding Corp. (The)(b)	12,748
2,846	Kirby Corp.(b)	223,496
569	Lindsay Corp.(c)	45,059
822	Manitex International, Inc.(b)	8,146
5,386	MasTec, Inc.(b)	96,625
1,546	Middleby Corp. (The)(b)	156,672
1,085	Mistras Group, Inc.(b)	19,487
1,115	Multi-Color Corp.	70,000

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
3,498	Old Dominion Freight Line, Inc.(b)	$248,813
2,598	On Assignment, Inc.(b)	87,423
7,841	Pendrell Corp., Class A(b)	8,547
1,792	Performant Financial Corp.(b)	5,322
1,765	Primoris Services Corp.	33,941
221	Proto Labs, Inc.(b)	15,470
1,922	Raven Industries, Inc.	38,325
2,519	Roadrunner Transportation Systems, Inc.(b)	61,640
3,577	Rollins, Inc.	88,710
2,781	RPX Corp.(b)	43,272
2,598	Spirit Airlines, Inc.(b)	177,885
1,038	Sun Hydraulics Corp.	40,389
4,717	Triumph Group, Inc.	279,435
1,588	Valmont Industries, Inc.	200,120
361	WageWorks, Inc.(b)	18,194
5,994	Waste Connections, Inc.	284,175
832	XPO Logistics, Inc.(b)	40,352

		4,092,374

	Information Technology—24.2%
4,570	ACI Worldwide, Inc.(b)	105,247
1,191	Actua Corp.(b)	17,234
1,396	Advent Software, Inc.	60,600
434	Ambarella, Inc.(b)	31,747
2,481	Aruba Networks, Inc.(b)	61,057
1,915	Bankrate, Inc.(b)	23,746
2,062	Bazaarvoice, Inc.(b)	11,094
554	Blackhawk Network Holdings, Inc., Class A(b)	20,371
2,241	Blucora, Inc.(b)	30,634
1,081	Bottomline Technologies (de), Inc.(b)	28,928
693	BroadSoft, Inc.(b)	21,926
515	CalAmp Corp.(b)	10,151
3,314	Calix, Inc.(b)	24,490
1,909	Cardtronics, Inc.(b)	72,027
737	Cavium, Inc.(b)	47,750
1,156	CEVA, Inc.(b)	23,929
4,758	Cirrus Logic, Inc.(b)	160,725
2,326	Cognex Corp.(b)	104,414
785	CommVault Systems, Inc.(b)	35,914
851	comScore, Inc.(b)	44,558
1,009	Constant Contact, Inc.(b)	35,164
471	CoStar Group, Inc.(b)	96,286
1,249	Cray, Inc.(b)	35,084
1,706	Datalink Corp.(b)	19,721
2,304	Ebix, Inc.(c)	62,876
560	Ellie Mae, Inc.(b)	30,800
1,098	EnerNOC, Inc.(b)	12,133
369	Envestnet, Inc.(b)	18,915
807	EPAM Systems, Inc.(b)	52,221
2,066	ExlService Holdings, Inc.(b)	71,132
1,617	FactSet Research Systems, Inc.	254,500
1,001	FEI Co.	75,535
5,094	Finisar Corp.(b)	103,561
8,060	FLIR Systems, Inc.	248,973
2,713	Fortinet, Inc.(b)	102,389
2,247	Gartner, Inc.(b)	186,456
450	Guidewire Software, Inc.(b)	22,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,951	Higher One Holdings, Inc.(b)	$5,482
962	HomeAway, Inc.(b)	26,888
3,066	IAC/InterActiveCorp.	214,068
861	IGATE Corp.(b)	40,949
775	Infoblox, Inc.(b)	18,259
3,934	Informatica Corp.(b)	189,107
959	Inphi Corp.(b)	20,571
258	Interactive Intelligence Group, Inc.(b)	11,347
4,046	InterDigital, Inc.	221,397
1,240	InvenSense, Inc.(b)	18,501
880	IPG Photonics Corp.(b)	77,950
3,873	Ixia(b)	46,399
1,667	j2 Global, Inc.	115,640
3,367	Jack Henry & Associates, Inc.	223,939
1,549	Liquidity Services, Inc.(b)	14,499
943	Littelfuse, Inc.	92,405
1,724	LivePerson, Inc.(b)	16,206
515	LogMeIn, Inc.(b)	33,053
2,058	MAXIMUS, Inc.	131,733
1,688	Maxwell Technologies, Inc.(b)(c)	9,453
6,040	Microsemi Corp.(b)	201,494
1,055	Monolithic Power Systems, Inc.	54,681
964	Monotype Imaging Holdings, Inc.	31,243
1,993	NeoPhotonics Corp.(b)	11,021
1,487	NetScout Systems, Inc.(b)(c)	61,116
2,449	NIC, Inc.	41,633
17,730	Nuance Communications, Inc.(b)	271,801
217	NVE Corp.	14,726
1,290	OSI Systems, Inc.(b)	86,701
230	Palo Alto Networks, Inc.(b)	33,976
365	Pandora Media, Inc.(b)	6,512
839	Pegasystems, Inc.	18,072
784	Power Integrations, Inc.	38,800
1,021	Procera Networks, Inc.(b)	11,752
1,131	Qlik Technologies, Inc.(b)	39,347
4,297	Rackspace Hosting, Inc.(b)	231,608
2,008	RealD, Inc.(b)	24,658
1,154	RealPage, Inc.(b)	22,895
8,661	Rovi Corp.(b)	160,315
1,111	Ruckus Wireless, Inc.(b)	12,976
2,410	ShoreTel, Inc.(b)	16,774
8,700	Skyworks Solutions, Inc.	802,575
1,158	SolarWinds, Inc.(b)	56,487
2,084	Solera Holdings, Inc.	101,116
216	SPS Commerce, Inc.(b)	14,096
2,892	SS&C Technologies Holdings, Inc.	174,012
448	Stamps.com, Inc.(b)	27,727
874	Stratasys Ltd.(b)(c)	32,731
2,626	Super Micro Computer, Inc.(b)	75,550
1,161	Synaptics, Inc.(b)	98,360
1,127	Synchronoss Technologies, Inc.(b)	51,707
1,201	Syntel, Inc.(b)	54,069
858	Tangoe, Inc.(b)	11,737
2,904	TiVo, Inc.(b)	32,089
420	Tyler Technologies, Inc.(b)	51,219
154	Ultimate Software Group, Inc. (The)(b)	25,598

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
1,685	Ultratech, Inc.(b)	$33,633
745	Universal Display Corp.(b)	32,832
4,426	Vantiv, Inc., Class A(b)	173,057
7,123	VeriFone Systems, Inc.(b)	254,790
1,767	Verint Systems, Inc.(b)	108,547
2,063	ViaSat, Inc.(b)	124,028
947	Virtusa Corp.(b)	37,691
685	Web.com Group, Inc.(b)	12,583
1,581	WEX, Inc.(b)	178,194
138	Yelp, Inc., Class A(b)	5,436
192	Zillow Group, Inc., Class A(b)	18,747
25,765	Zynga, Inc., Class A(b)	63,124

		7,936,447

	Materials—2.5%
1,356	American Vanguard Corp.	14,794
852	Balchem Corp.	44,662
1,269	Flotek Industries, Inc.(b)	18,134
3,635	Globe Specialty Metals, Inc.	72,409
4,892	Gold Resource Corp.	16,486
32,269	Hecla Mining Co.	97,452
2,958	KapStone Paper and Packaging Corp.	82,676
12,720	Molycorp, Inc.(b)(c)	11,738
17,517	Rentech, Inc.(b)	21,021
2,252	Royal Gold, Inc.	145,322
6,263	Tronox Ltd., Class A	131,210
2,041	Westlake Chemical Corp.	159,157

		815,061

	Telecommunication Services—0.2%
1,528	8x8, Inc.(b)	13,339
2,228	Boingo Wireless, Inc.(b)	18,403
825	Cogent Communications Group, Inc.	28,867
1,826	ORBCOMM, Inc.(b)	10,993

		71,602

	Utilities—1.1%
8,279	ITC Holdings Corp.	298,044
744	NRG Yield, Inc., Class A	36,605
565	Pattern Energy Group, Inc.	16,374

		351,023

	Total Common Stocks and Other Equity Interests (Cost $27,639,263)	32,785,398

	Warrants—0.0%
	Energy—0.0%
637	Magnum Hunter Resources Corp., expiring 05/15/16(b) (Cost $0)	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Fundamental Pure Small Growth Portfolio (PXSG) (continued)

April 30, 2015

Number of Shares		Value
	Money Market Fund—0.2%
76,192	Invesco Premier Portfolio—Institutional Class(d) (Cost $76,192)	$76,192

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $27,715,455)—100.2%	32,861,590

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
705,721	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $705,721)	705,721

	Total Investments (Cost $28,421,176)—102.4%	33,567,311
	Other assets less liabilities—(2.4)%	(776,667)

	Net Assets—100.0%	$32,790,644

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$682,920	$(682,920)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Schedule of Investments(a)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.5%
3,764	1-800-FLOWERS.COM, Inc., Class A(b)	$39,785
2,561	A H Belo Corp., Class A	17,133
28,069	Aeropostale, Inc.(b)	86,733
2,242	AMC Entertainment Holdings, Inc., Class A	67,395
3,802	American Axle & Manufacturing Holdings, Inc.(b)	94,784
4,865	ANN, Inc.(b)	184,189
5,516	Aramark	169,507
754	Arctic Cat, Inc.	26,759
3,071	Asbury Automotive Group, Inc.(b)	258,056
975	Ascent Capital Group, Inc., Series A(b)	39,039
12,218	Barnes & Noble, Inc.(b)	267,574
1,630	Bassett Furniture Industries, Inc.	45,999
3,096	Beazer Homes USA, Inc.(b)	54,211
6,268	bebe stores, Inc.	20,747
2,770	Big 5 Sporting Goods Corp.	37,783
134	Biglari Holdings, Inc.(b)	48,978
591	Blue Nile, Inc.(b)	16,081
2,987	Blyth, Inc.(b)	22,940
2,879	Bob Evans Farms, Inc.	123,855
10,604	Bon-Ton Stores, Inc. (The)(c)	76,031
11,155	Boyd Gaming Corp.(b)	147,246
4,932	Brinker International, Inc.	273,085
5,503	Brown Shoe Co., Inc.	163,439
3,749	Brunswick Corp.	187,600
2,010	Build-A-Bear Workshop, Inc.(b)	37,044
4,503	Burlington Stores, Inc.(b)	232,220
6,534	Callaway Golf Co.	63,249
26,843	Career Education Corp.(b)	112,741
1,379	Carmike Cinemas, Inc.(b)	41,618
3,927	Cato Corp. (The), Class A	154,488
2,944	Children’s Place, Inc. (The)	178,583
4,365	Christopher & Banks Corp.(b)	25,928
3,597	Cinedigm Corp., Class A(b)	2,986
2,863	Citi Trends, Inc.(b)	65,219
8,682	Clear Channel Outdoor Holdings, Inc., Class A	98,801
1,362	ClubCorp Holdings, Inc.	29,814
1,862	Columbia Sportswear Co.	116,747
9,471	Cooper Tire & Rubber Co.	402,423
849	Cooper-Standard Holding, Inc.(b)	51,806
6,509	Crocs, Inc.(b)	85,919
1,445	CSS Industries, Inc.	40,951
7,309	Denny’s Corp.(b)	76,087
1,208	Destination Maternity Corp.	14,242
4,750	Destination XL Group, Inc.(b)	23,132
888	Dixie Group, Inc. (The)(b)	8,729
3,669	DreamWorks Animation SKG, Inc., Class A(b)(c)	95,614
4,597	E.W. Scripps Co. (The), Class A	107,064
3,175	Entercom Communications Corp., Class A(b)	37,719
2,525	Ethan Allen Interiors, Inc.	61,155
3,958	EVINE Live, Inc.(b)	23,590
9,128	Express, Inc.(b)	148,786
5,263	Federal-Mogul Holdings Corp.(b)	67,893
537	Flexsteel Industries, Inc.	19,337
5,744	Fred’s, Inc., Class A	96,901
2,649	Fuel Systems Solutions, Inc.(b)	29,404

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
3,252	Gray Television, Inc.(b)	$43,122
4,022	Group 1 Automotive, Inc.	317,658
10,256	Harte-Hanks, Inc.	69,638
1,486	Haverty Furniture Cos., Inc.	31,890
6,195	hhgregg, Inc.(b)(c)	35,435
1,339	Hooker Furniture Corp.	34,078
10,708	Hovnanian Enterprises, Inc., Class A(b)(c)	33,409
3,225	Hyatt Hotels Corp., Class A(b)	187,211
2,612	International Speedway Corp., Class A	94,972
5,766	Isle of Capri Casinos, Inc.(b)	81,993
5,665	ITT Educational Services, Inc.(b)(c)	29,911
3,300	Jack in the Box, Inc.	286,341
3,028	John Wiley & Sons, Inc., Class A	172,233
1,423	Journal Media Group, Inc.(b)	13,220
2,657	Kate Spade & Co.(b)	86,884
6,099	KB Home	88,375
15,289	Lee Enterprises, Inc.(b)	45,867
1,984	Libbey, Inc.	78,070
1,481	Lifetime Brands, Inc.	21,549
1,866	Lithia Motors, Inc., Class A	186,096
2,006	Loral Space & Communications, Inc.(b)	138,414
2,225	Luby’s, Inc.(b)	11,792
1,339	M/I Homes, Inc.(b)	30,208
3,061	Marcus Corp. (The)	59,292
2,661	MarineMax, Inc.(b)	58,755
2,939	Marriott Vacations Worldwide Corp.	241,615
17,760	McClatchy Co. (The), Class A(b)	24,686
4,396	MDC Holdings, Inc.(c)	117,989
2,002	Media General, Inc.(b)	33,814
4,398	Men’s Wearhouse, Inc. (The)	248,883
3,741	Meredith Corp.	194,682
2,005	Meritage Homes Corp.(b)	85,754
5,410	Modine Manufacturing Co.(b)	66,489
745	Monarch Casino & Resort, Inc.(b)	13,633
1,501	Morgans Hotel Group Co.(b)	10,282
906	NACCO Industries, Inc., Class A	44,376
1,415	Nautilus, Inc.(b)	23,786
5,496	New York & Co., Inc.(b)	13,905
11,376	New York Times Co. (The), Class A	152,325
3,564	Nutrisystem, Inc.	67,894
3,880	Orbitz Worldwide, Inc.(b)	45,474
10,789	Pacific Sunwear of California, Inc.(b)	22,657
5,739	Penske Automotive Group, Inc.	280,121
9,528	Pep Boys-Manny, Moe & Jack (The)(b)	87,276
3,921	Perry Ellis International, Inc.(b)	93,790
2,488	PetMed Express, Inc.	39,385
5,235	Pinnacle Entertainment, Inc.(b)	192,439
16,067	Quiksilver, Inc.(b)	26,671
5,199	Radio One, Inc., Class D(b)	18,560
1,813	Reading International, Inc., Class A(b)	24,149
1,024	Red Robin Gourmet Burgers, Inc.(b)	76,892
14,011	Regal Entertainment Group, Class A(c)	308,242
10,615	Regis Corp.(b)	175,360
19,697	Ruby Tuesday, Inc.(b)	143,394
2,521	Ruth’s Hospitality Group, Inc.	36,681
1,793	Ryland Group, Inc. (The)	73,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
336	Saga Communications, Inc., Class A	$13,437
1,463	Salem Media Group, Inc., Class A	7,139
3,891	Scholastic Corp.	158,130
5,276	Scientific Games Corp., Class A(b)(c)	66,847
3,494	Sears Hometown and Outlet Stores, Inc.(b)	24,213
672	Shiloh Industries, Inc.(b)	7,815
3,212	Skechers U.S.A., Inc., Class A(b)	288,823
9,175	Sonic Automotive, Inc., Class A	214,236
3,681	Sonic Corp.	105,461
5,159	Spartan Motors, Inc.	24,299
1,821	Speedway Motorsports, Inc.	41,701
5,470	Stage Stores, Inc.	105,626
3,737	Stein Mart, Inc.	44,209
4,557	Stoneridge, Inc.(b)	54,866
3,020	Strayer Education, Inc.(b)	153,174
4,151	Superior Industries International, Inc.	77,209
1,517	Systemax, Inc.(b)	15,853
1,890	Tempur Sealy International, Inc.(b)	115,120
3,445	Thor Industries, Inc.	207,286
7,193	Toll Brothers, Inc.(b)	255,639
5,068	Tower International, Inc.(b)	131,058
4,294	Town Sports International Holdings, Inc.	26,322
19,004	TravelCenters of America LLC(b)	326,489
4,032	Tuesday Morning Corp.(b)	63,786
2,118	Unifi, Inc.(b)	74,744
3,131	Universal Technical Institute, Inc.	26,457
4,264	VOXX International Corp., Class A(b)	40,636
4,997	Weight Watchers International, Inc.(b)(c)	42,724
23,547	Wendy’s Co. (The)	238,296
2,884	West Marine, Inc.(b)	28,984
751	Weyco Group, Inc.	21,403
1,035	Winnebago Industries, Inc.(c)	21,435
2,395	World Wrestling Entertainment, Inc., Class A(c)	32,141

		13,296,221

	Consumer Staples—3.0%
21,440	Alliance One International, Inc.(b)	28,301
2,537	Cal-Maine Foods, Inc.(c)	113,429
15,150	Central Garden & Pet Co., Class A(b)	148,470
672	Coca-Cola Bottling Co. Consolidated	75,936
3,185	Elizabeth Arden, Inc.(b)(c)	44,813
7,161	Fresh Del Monte Produce, Inc.	264,456
4,858	Ingles Markets, Inc., Class A	203,356
1,295	John B. Sanfilippo & Son, Inc.	67,353
1,318	National Beverage Corp.(b)	29,457
887	Nutraceutical International Corp.(b)	17,296
425	Oil-Dri Corp. of America	13,949
2,610	Omega Protein Corp.(b)	33,356
3,599	Pilgrim’s Pride Corp.(c)	88,895
3,203	Post Holdings, Inc., Class A(b)	150,349
1,066	Revlon, Inc., Class A(b)	41,691
19,183	Roundy’s, Inc.(b)	96,682
1,377	Seneca Foods Corp., Class A(b)	39,685
5,616	SpartanNash Co.	169,435
4,433	Universal Corp.	208,484
8,226	Vector Group Ltd.	182,206
1,088	Village Super Market, Inc., Class A	34,740

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
730	WD-40 Co.	$59,101
1,747	Weis Markets, Inc.	77,479

		2,188,919

	Energy—2.4%
4,021	Abraxas Petroleum Corp.(b)	15,280
548	Adams Resources & Energy, Inc.	25,537
5,759	Alon USA Energy, Inc.	92,662
5,719	Basic Energy Services, Inc.(b)	58,277
7,872	Bill Barrett Corp.(b)	91,315
4,950	Callon Petroleum Co.(b)	44,253
11,429	Cloud Peak Energy, Inc.(b)	74,174
6,399	Comstock Resources, Inc.(c)	34,363
2,166	CVR Energy, Inc.	86,727
3,441	EP Energy Corp., Class A(b)(c)	50,824
17,198	EXCO Resources, Inc.(c)	35,428
1,654	Gulf Island Fabrication, Inc.	21,816
5,316	Harvest Natural Resources, Inc.(b)	3,403
10,286	Helix Energy Solutions Group, Inc.(b)	169,513
30,251	Hercules Offshore, Inc.(b)(c)	24,355
3,102	Hornbeck Offshore Services, Inc.(b)	70,881
16,296	ION Geophysical Corp.(b)	37,155
23,685	Key Energy Services, Inc.(b)	57,791
1,568	Mitcham Industries, Inc.(b)	7,683
8,496	Newpark Resources, Inc.(b)	87,169
16,197	Parker Drilling Co.(b)	60,739
8,056	Penn Virginia Corp.(b)(c)	53,814
8,102	PetroQuest Energy, Inc.(b)	21,713
1,308	PHI, Inc.(b)	40,980
10,429	Pioneer Energy Services Corp.(b)	77,696
5,200	Stone Energy Corp.(b)	88,764
12,904	Swift Energy Co.(b)(c)	38,970
2,803	Tesco Corp.	36,047
10,334	TETRA Technologies, Inc.(b)	74,611
4,472	Ultra Petroleum Corp.(b)(c)	76,158
6,015	VAALCO Energy, Inc.(b)	14,857
6,166	W&T Offshore, Inc.(c)	39,647
7,265	Warren Resources, Inc.(b)	7,846
9,399	Willbros Group, Inc.(b)	23,498

		1,743,946

	Financials—25.3%
1,256	1st Source Corp.	39,087
6,928	AG Mortgage Investment Trust, Inc. REIT	133,156
2,332	Alexander & Baldwin, Inc.	94,399
930	American National Bankshares, Inc.	20,934
1,240	American Residential Properties, Inc. REIT(b)	23,262
1,241	Ameris Bancorp	31,013
1,227	AMERISAFE, Inc.	55,448
845	Ames National Corp.	21,074
35,513	Anworth Mortgage Asset Corp. REIT	180,406
3,641	Arbor Realty Trust, Inc. REIT	24,977
1,142	Armada Hoffler Properties, Inc. REIT	11,728
1,346	Arrow Financial Corp.	35,077
12,287	Ashford Hospitality Trust, Inc. REIT	111,320
140	Ashford, Inc.(b)	13,965
13,486	Astoria Financial Corp.	177,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,397	Baldwin & Lyons, Inc., Class B	$31,698
541	BancFirst Corp.	31,227
7,854	BancorpSouth, Inc.	190,145
4,779	Bank Mutual Corp.	34,361
4,313	Bank of Hawaii Corp.	260,462
1,820	BankFinancial Corp.	23,296
1,267	Banner Corp.	57,294
584	Bar Harbor Bankshares	20,563
714	BBX Capital Corp., Class A(b)(c)	13,088
2,388	Beneficial Bancorp, Inc.(b)	27,701
1,080	Blackstone Mortgage Trust, Inc., Class A REIT	33,188
2,084	BOK Financial Corp.	135,856
4,739	Boston Private Financial Holdings, Inc.	62,318
2,493	Brixmor Property Group, Inc. REIT	58,461
9,436	Brookline Bancorp, Inc.	101,626
4,673	Calamos Asset Management, Inc., Class A	57,805
1,007	Camden National Corp.	38,588
1,708	Capital City Bank Group, Inc.	24,032
22,132	Capitol Federal Financial, Inc.	265,584
16,973	Capstead Mortgage Corp. REIT	197,735
3,537	Cash America International, Inc.	91,679
5,157	Cathay General Bancorp	147,387
9,132	Cedar Realty Trust, Inc. REIT	63,833
1,905	Central Pacific Financial Corp.	43,624
317	Century Bancorp, Inc., Class A	12,246
2,024	Charter Financial Corp.	24,227
3,027	Chemical Financial Corp.	93,534
1,180	Citizens & Northern Corp.	23,411
3,441	Citizens, Inc., Class A(b)(c)	19,407
1,505	City Holding Co.	69,185
3,554	City National Corp.	331,233
2,687	CNA Financial Corp.	108,286
2,277	CoBiz Financial, Inc.	27,347
1,242	Cohen & Steers, Inc.	47,022
1,542	Community Trust Bancorp, Inc.	49,467
2,627	Consumer Portfolio Services, Inc.(b)	16,787
9,379	Corporate Office Properties Trust REIT	247,512
8,272	Cousins Properties, Inc. REIT	80,569
3,738	Crawford & Co., Class B	30,539
7,214	CVB Financial Corp.	112,899
6,267	DCT Industrial Trust, Inc. REIT	207,062
16,504	DiamondRock Hospitality Co. REIT	223,794
3,273	Dime Community Bancshares, Inc.	52,106
1,262	Donegal Group, Inc., Class A	19,069
9,072	Douglas Emmett, Inc. REIT	258,552
728	EMC Insurance Group, Inc.	25,218
3,013	Employers Holdings, Inc.	73,547
3,225	Enova International, Inc.(b)	59,695
636	Enterprise Bancorp, Inc.	13,649
1,513	Enterprise Financial Services Corp.	31,062
4,009	EPR Properties REIT	231,199
17,053	F.N.B. Corp.	226,293
1,481	FBL Financial Group, Inc., Class A	86,298
833	FBR & Co.(b)	17,876
1,055	Federal Agricultural Mortgage Corp., Class C	33,169
6,399	FelCor Lodging Trust, Inc. REIT	71,093

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,375	Financial Institutions, Inc.	$32,381
762	First Bancorp, Inc.	12,710
2,082	First Bancorp/Southern Pines NC	33,791
8,285	First Busey Corp.	51,698
546	First Citizens BancShares, Inc., Class A	131,226
11,294	First Commonwealth Financial Corp.	101,872
1,937	First Community Bancshares, Inc.	32,464
1,015	First Defiance Financial Corp.	35,525
1,225	First Financial Corp.	41,589
1,116	First Financial Northwest, Inc.	13,280
1,818	First Interstate BancSystem, Inc., Class A	49,195
2,500	First Merchants Corp.	56,425
6,315	First Midwest Bancorp, Inc.	107,986
6,668	First Potomac Realty Trust REIT	71,481
12,511	FirstMerit Corp.	242,338
2,319	Flagstar Bancorp, Inc.(b)	39,840
2,920	Flushing Financial Corp.	55,947
6,878	Forest City Enterprises, Inc., Class A(b)	163,421
2,475	Forestar Group, Inc.(b)	36,531
8,767	Franklin Street Properties Corp. REIT	103,538
443	FRP Holdings, Inc.(b)	15,381
21,015	Fulton Financial Corp.	255,542
2,779	FXCM, Inc., Class A(c)	5,586
291	GAMCO Investors, Inc., Class A	22,497
327	Gaming and Leisure Properties, Inc. REIT	11,674
2,777	Getty Realty Corp. REIT	48,236
5,260	Glacier Bancorp, Inc.	138,548
1,488	Gramercy Property Trust, Inc. REIT	40,682
1,359	Great Southern Bancorp, Inc.	53,572
2,018	Greenhill & Co., Inc.	79,812
1,009	Guaranty Bancorp	15,882
2,647	Hallmark Financial Services, Inc.(b)	29,329
1,623	Hanmi Financial Corp.	34,537
1,548	Heartland Financial USA, Inc.	53,267
1,278	HomeTrust Bancshares, Inc.(b)	19,988
4,860	Horace Mann Educators Corp.	165,094
819	Horizon Bancorp	19,124
1,816	Hudson Valley Holding Corp.	44,928
556	Independence Holding Co.	6,917
1,189	Independent Bank Corp.	15,742
1,275	Infinity Property & Casualty Corp.	94,541
8,440	Inland Real Estate Corp. REIT	86,848
11,302	Interactive Brokers Group, Inc., Class A	383,703
6,897	International Bancshares Corp.	179,184
5,123	Investment Technology Group, Inc.(b)	145,954
12,581	Investors Real Estate Trust REIT	90,206
7,171	iStar Financial, Inc. REIT(b)	97,095
13,245	Janus Capital Group, Inc.	237,085
593	Kansas City Life Insurance Co.	26,614
2,161	Kite Realty Group Trust REIT	56,618
3,220	Lakeland Bancorp, Inc.	36,547
3,839	Lamar Advertising Co., Class A REIT	222,508
675	LCNB Corp.	10,611
16,057	Lexington Realty Trust REIT	148,848
2,070	MainSource Financial Group, Inc.	39,847
548	Marlin Business Services Corp.	10,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
4,423	MB Financial, Inc.	$133,265
10,947	Meadowbrook Insurance Group, Inc.	93,487
647	Mercantile Bank Corp.	12,824
549	Merchants Bancshares, Inc.	16,174
4,358	Mercury General Corp.	239,429
1,274	Metro Bancorp, Inc.	32,665
6,889	MGIC Investment Corp.(b)	71,783
606	National Bankshares, Inc.	17,580
742	National Interstate Corp.	20,791
314	National Western Life Insurance Co., Class A	75,238
1,412	Navigators Group, Inc. (The)(b)	110,207
4,187	NBT Bancorp, Inc.	101,116
2,510	Nelnet, Inc., Class A	112,373
4,966	New Senior Investment Group, Inc. REIT	80,251
4,919	Newcastle Investment Corp. REIT	26,218
649	Northrim BanCorp, Inc.	16,173
9,335	Northwest Bancshares, Inc.	114,914
1,536	OceanFirst Financial Corp.	25,774
10,665	Old National Bancorp	145,684
1,211	One Liberty Properties, Inc. REIT	27,223
5,621	OneBeacon Insurance Group Ltd., Class A	84,765
1,923	Oppenheimer Holdings, Inc., Class A	45,940
1,437	Pacific Continental Corp.	18,537
7,302	PacWest Bancorp	329,320
1,559	Park National Corp.	128,711
737	Peapack Gladstone Financial Corp.	15,425
385	Penns Woods Bancorp, Inc.	16,782
6,757	Pennsylvania Real Estate Investment Trust REIT	152,776
1,271	Peoples Bancorp, Inc.	29,474
2,955	Phoenix Cos., Inc. (The)(b)	100,795
1,902	Piper Jaffray Cos.(b)	95,956
3,660	Potlatch Corp. REIT	135,091
590	Preferred Bank	16,626
5,542	Primerica, Inc.	256,151
753	Provident Financial Holdings, Inc.	12,462
6,315	Provident Financial Services, Inc.	113,670
10,033	RAIT Financial Trust REIT	65,014
4,397	Ramco-Gershenson Properties Trust REIT	76,860
10,562	Redwood Trust, Inc. REIT	181,561
2,247	Renasant Corp.	66,758
1,440	Republic Bancorp, Inc., Class A	34,243
1,420	Resource America, Inc., Class A	12,127
4,700	RLI Corp.	233,402
2,899	Ryman Hospitality Properties, Inc. REIT	167,098
3,501	S&T Bancorp, Inc.	94,177
4,064	Sabra Health Care REIT, Inc. REIT	121,432
1,834	Safety Insurance Group, Inc.	106,647
2,293	Sandy Spring Bancorp, Inc.	59,756
7,124	Selective Insurance Group, Inc.	191,921
1,189	Sierra Bancorp	19,476
2,618	Silver Bay Realty Trust Corp. REIT	40,500
1,408	Simmons First National Corp., Class A	61,600
1,480	Southwest Bancorp, Inc.	25,500
1,969	Springleaf Holdings, Inc.(b)	98,450
1,406	St. Joe Co. (The)(b)	24,535

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,896	State Auto Financial Corp.	$44,784
2,448	State Bank Financial Corp.	48,984
2,186	Stewart Information Services Corp.	79,789
1,152	Stock Yards Bancorp, Inc.	40,090
7,552	Strategic Hotels & Resorts, Inc. REIT(b)	88,358
1,212	Suffolk Bancorp	29,040
968	Sun Bancorp, Inc.(b)	18,324
9,796	Sunstone Hotel Investors, Inc. REIT	152,622
23,654	Susquehanna Bancshares, Inc.	317,910
2,987	TowneBank	49,435
1,205	TriCo Bancshares	28,101
10,498	TrustCo Bank Corp. NY	70,022
8,077	Trustmark Corp.	192,233
13,751	Umpqua Holdings Corp.	233,905
5,188	United Bankshares, Inc.	194,965
2,419	United Community Banks, Inc.	45,018
4,613	United Community Financial Corp.	24,864
1,866	United Fire Group, Inc.	55,737
3,410	Universal Insurance Holdings, Inc.	81,908
2,211	Univest Corp. of Pennsylvania	43,137
2,132	Urstadt Biddle Properties, Inc., Class A REIT	44,239
7,961	Washington Real Estate Investment Trust REIT	196,796
9,822	Washington Federal, Inc.	212,155
1,216	Washington Trust Bancorp, Inc.	45,016
7,191	Webster Financial Corp.	257,654
3,682	WesBanco, Inc.	116,020
1,211	West Bancorporation, Inc.	22,961
2,296	Westamerica Bancorporation	99,991
2,075	Western Asset Mortgage Capital Corp. REIT(c)	30,316
3,134	Westfield Financial, Inc.	24,288
375	White Mountains Insurance Group Ltd.	253,489
3,454	Wilshire Bancorp, Inc.	36,440
751	World Acceptance Corp.(b)(c)	63,550
782	Yadkin Financial Corp.(b)	15,390

		18,229,328

	Health Care—4.3%
5,483	Affymetrix, Inc.(b)	66,509
1,587	Albany Molecular Research, Inc.(b)	28,661
984	Alliance HealthCare Services, Inc.(b)	20,930
8,252	Amedisys, Inc.(b)	229,488
4,588	AMN Healthcare Services, Inc.(b)	104,652
3,351	Amsurg Corp.(b)	210,175
8,775	BioScrip, Inc.(b)(c)	41,242
9,782	Brookdale Senior Living, Inc.(b)	354,402
1,542	Cambrex Corp.(b)	59,352
2,719	Charles River Laboratories International, Inc.(b)	188,046
3,656	Cross Country Healthcare, Inc.(b)	40,582
12,204	Five Star Quality Care, Inc.(b)	51,867
5,741	Genesis Healthcare, Inc., Class A(b)	39,670
5,608	Healthways, Inc.(b)	97,579
4,879	Hill-Rom Holdings, Inc.	243,657
5,115	Invacare Corp.	102,658
1,748	LHC Group, Inc.(b)	56,041
4,137	Magellan Health, Inc.(b)	261,872
5,047	Molina Healthcare, Inc.(b)	298,934
1,126	National Healthcare Corp.	71,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
2,096	OraSure Technologies, Inc.(b)	$13,205
21,559	PDL BioPharma, Inc.(c)	143,799
5,381	PharMerica Corp.(b)	154,219
1,750	Providence Service Corp. (The)(b)	74,410
806	Surgical Care Affiliates, Inc.(b)	30,386
732	SurModics, Inc.(b)	18,461
1,195	Symmetry Surgical, Inc.(b)	9,237
9,926	Universal American Corp.(b)	99,161

		3,110,471

	Industrials—19.6%
5,019	AAR Corp.	151,775
7,752	ABM Industries, Inc.	248,452
23,976	ACCO Brands Corp.(b)	188,691
11,219	Accuride Corp.(b)	45,774
2,649	Aerojet Rocketdyne Holdings, Inc.(b)	52,079
1,077	Aerovironment, Inc.(b)	27,571
8,792	Air Transport Services Group, Inc.(b)	81,941
8,724	Aircastle Ltd.	209,202
2,383	Albany International Corp., Class A	93,414
642	American Science & Engineering, Inc.	24,024
760	American Woodmark Corp.(b)	38,532
1,824	Apogee Enterprises, Inc.	95,979
3,170	Applied Industrial Technologies, Inc.	132,411
5,664	ARC Document Solutions, Inc.(b)	48,371
2,892	ArcBest Corp.	103,244
1,724	Astec Industries, Inc.	72,546
6,003	Atlas Air Worldwide Holdings, Inc.(b)	292,586
3,610	Baltic Trading Ltd.	5,126
3,300	Barnes Group, Inc.	132,330
6,012	Brady Corp., Class A	160,100
7,326	Briggs & Stratton Corp.	143,223
7,101	Brink’s Co. (The)	187,963
2,275	Builders FirstSource, Inc.(b)	29,029
6,865	Casella Waste Systems, Inc., Class A(b)	37,620
6,797	CBIZ, Inc.(b)	61,445
2,924	CDI Corp.	39,883
27,115	Cenveo, Inc.(b)	53,688
1,922	Columbus McKinnon Corp.	48,742
4,436	Comfort Systems USA, Inc.	91,781
4,247	Commercial Vehicle Group, Inc.(b)	24,463
2,018	Courier Corp.	48,997
15,266	Covanta Holding Corp.	309,747
1,541	CRA International, Inc.(b)	44,997
3,146	Crane Co.	192,252
4,402	Deluxe Corp.	285,029
2,427	Douglas Dynamics, Inc.	52,787
1,509	Ducommun, Inc.(b)	45,874
2,634	Dun & Bradstreet Corp. (The)	336,283
3,921	Dycom Industries, Inc.(b)	180,288
956	Dynamic Materials Corp.	12,801
1,174	Encore Wire Corp.	52,842
3,088	Engility Holdings, Inc.	86,063
4,413	Ennis, Inc.	67,872
1,387	EnPro Industries, Inc.	88,782
4,046	Federal Signal Corp.	63,603
568	Franklin Covey Co.(b)	10,588

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,276	FreightCar America, Inc.	$33,291
5,487	FTI Consulting, Inc.(b)	225,571
2,072	Furmanite Corp.(b)	15,126
1,802	G&K Services, Inc., Class A	127,221
4,455	GATX Corp.	242,352
3,320	Gibraltar Industries, Inc.(b)	54,979
4,720	Global Brass & Copper Holdings, Inc.	71,933
15,933	GrafTech International Ltd.(b)	77,116
4,455	Granite Construction, Inc.	154,633
6,933	Great Lakes Dredge & Dock Corp.(b)	40,211
1,999	Greenbrier Cos., Inc. (The)(c)	115,322
3,671	H&E Equipment Services, Inc.	90,747
1,340	Hardinge, Inc.	14,418
11,001	Hawaiian Holdings, Inc.(b)	253,903
3,633	Heartland Express, Inc.	76,002
2,528	Heidrick & Struggles International, Inc.	60,824
3,981	Herman Miller, Inc.	109,119
3,654	Hill International, Inc.(b)	14,068
4,337	HNI Corp.	202,278
2,260	Houston Wire & Cable Co.	21,334
784	Hurco Cos., Inc.	25,370
2,343	ICF International, Inc.(b)	90,205
3,584	Insperity, Inc.	172,605
1,338	Insteel Industries, Inc.	27,108
3,329	Interface, Inc.	72,339
1,221	International Shipholding Corp.	13,407
2,032	John Bean Technologies Corp.	78,415
1,029	Kadant, Inc.	52,438
2,622	Kaman Corp.	109,364
7,039	Kelly Services, Inc., Class A	115,580
2,257	Kforce, Inc.	51,324
3,309	Kimball International, Inc., Class B	33,487
4,748	Knight Transportation, Inc.	137,217
4,991	Knoll, Inc.	113,645
4,042	Korn/Ferry International	127,444
5,002	Layne Christensen Co.(b)(c)	33,613
869	LB Foster Co., Class A	37,132
2,296	Lennox International, Inc.	243,284
1,808	LMI Aerospace, Inc.(b)	20,412
3,358	LSI Industries, Inc.	30,088
1,578	Lydall, Inc.(b)	42,354
2,536	Macquarie Infrastructure Co. LLC	209,879
8,286	Manitowoc Co., Inc. (The)	163,483
1,250	Masonite International Corp.(b)	82,750
6,561	Matson, Inc.	265,720
2,436	Matthews International Corp., Class A	118,219
2,198	McGrath RentCorp	72,776
15,976	Meritor, Inc.(b)	209,605
1,363	Miller Industries, Inc.	30,504
2,291	MSA Safety, Inc.	104,790
4,639	Mueller Industries, Inc.	162,551
10,328	Mueller Water Products, Inc., Class A	96,670
1,170	National Presto Industries, Inc.(c)	73,219
5,626	Navigant Consulting, Inc.(b)	81,352
1,419	NCI Building Systems, Inc.(b)	21,966
1,324	NN, Inc.	33,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
1,122	Nortek, Inc.(b)	$94,944
1,158	Northwest Pipe Co.(b)	28,070
3,213	Orion Marine Group, Inc.(b)	27,053
662	P.A.M. Transportation Services, Inc.(b)	38,787
952	Park-Ohio Holdings Corp.	44,106
147	Patriot Transportation Holding, Inc.(b)	3,794
1,287	PGT, Inc.(b)	14,569
1,654	Ply Gem Holdings, Inc.(b)	22,461
3,427	Polypore International, Inc.(b)	200,685
327	Preformed Line Products Co.	13,718
7,788	Quad Graphics, Inc., Class A	167,754
3,281	Quality Distribution, Inc.(b)	32,548
3,244	Quanex Building Products Corp.	62,609
25,816	Republic Airways Holdings, Inc.(b)	315,988
3,739	Resources Connection, Inc.	58,927
3,016	Rexnord Corp.(b)	79,894
5,192	Rush Enterprises, Inc., Class A(b)	135,719
2,303	Saia, Inc.(b)	93,847
2,687	Simpson Manufacturing Co., Inc.	88,080
21,391	SkyWest, Inc.	291,987
939	Standex International Corp.	75,937
14,575	Steelcase, Inc., Class A	256,083
2,524	Sterling Construction Co., Inc.(b)	11,080
1,601	TRC Cos., Inc.(b)	11,959
2,823	TriMas Corp.(b)	79,524
3,413	TrueBlue, Inc.(b)	98,226
10,917	Tutor Perini Corp.(b)	231,440
1,159	Twin Disc, Inc.	20,850
6,159	United Stationers, Inc.	250,117
1,896	Universal Forest Products, Inc.	104,887
4,208	USG Corp.(b)	111,680
12,350	UTi Worldwide, Inc.(b)	111,520
2,696	Viad Corp.	71,633
1,257	Vicor Corp.(b)	19,169
801	VSE Corp.	56,983
1,925	Watts Water Technologies, Inc., Class A	105,009
7,547	Werner Enterprises, Inc.	202,788
3,749	West Corp.	116,032
928	Willis Lease Finance Corp.(b)	17,632
2,285	Xerium Technologies, Inc.(b)	40,627
11,240	YRC Worldwide, Inc.(b)	175,344

		14,138,925

	Information Technology—12.8%
3,115	Acxiom Corp.(b)	54,388
4,125	ADTRAN, Inc.	68,516
1,810	Advanced Energy Industries, Inc.(b)	44,273
1,503	Agilysys, Inc.(b)	14,143
2,603	Alpha & Omega Semiconductor Ltd.(b)	21,319
1,897	American Software, Inc., Class A	18,420
34,616	Amkor Technology, Inc.(b)	243,351
6,707	ANADIGICS, Inc.(b)	8,853
1,348	Applied Micro Circuits Corp.(b)	7,239
23,197	Atmel Corp.	175,833
5,253	AVX Corp.	72,334
10,246	Axcelis Technologies, Inc.(b)	25,820
1,263	Bel Fuse, Inc., Class B	25,929

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
2,066	Belden, Inc.	$173,441
8,815	Benchmark Electronics, Inc.(b)	207,417
2,932	Black Box Corp.	58,347
5,562	Brooks Automation, Inc.	59,847
3,244	Cabot Microelectronics Corp.(b)	153,441
9,241	Cadence Design Systems, Inc.(b)	172,345
6,941	CDW Corp.	265,979
5,514	Checkpoint Systems, Inc.	57,125
15,617	Ciber, Inc.(b)	55,128
3,086	Cohu, Inc.	32,310
4,213	CommScope Holding Co., Inc.(b)	124,326
2,369	Comtech Telecommunications Corp.	68,464
8,800	Convergys Corp.	199,584
2,048	Covisint Corp.(b)	4,014
2,277	CTS Corp.	40,849
23,803	Cypress Semiconductor Corp.(b)	317,056
3,198	Daktronics, Inc.	34,315
3,401	DHI Group, Inc.(b)	25,848
7,292	Diebold, Inc.	253,543
3,156	Digi International, Inc.(b)	31,876
3,030	Diodes, Inc.(b)	80,962
2,194	Dot Hill Systems Corp.(b)	13,778
3,324	DSP Group, Inc.(b)	37,827
35,900	EarthLink Holdings Corp.	169,807
3,095	Eastman Kodak Co.(b)	59,950
2,416	Electro Rent Corp.	26,189
3,516	Electro Scientific Industries, Inc.	20,041
9,838	Emulex Corp.(b)	78,901
8,182	Entegris, Inc.(b)	108,902
622	ePlus, Inc.(b)	51,601
2,984	Euronet Worldwide, Inc.(b)	174,504
1,548	Fair Isaac Corp.	136,936
16,288	Fairchild Semiconductor International, Inc.(b)	295,872
4,599	FormFactor, Inc.(b)	36,654
5,725	Freescale Semiconductor Ltd.(b)	223,790
7,146	Global Cash Access Holdings, Inc.(b)	52,880
2,901	GSI Group, Inc.(b)	38,525
1,487	GSI Technology, Inc.(b)	7,866
2,698	Hackett Group, Inc. (The)	25,901
10,036	Harmonic, Inc.(b)	70,352
8,467	Imation Corp.(b)	34,630
6,525	Integrated Device Technology, Inc.(b)	118,690
2,737	Integrated Silicon Solution, Inc.	50,771
3,831	Internap Corp.(b)	36,011
15,589	Intersil Corp., Class A	208,113
1,648	Intevac, Inc.(b)	7,976
6,127	Itron, Inc.(b)	219,714
2,087	IXYS Corp.	23,604
10,733	Kemet Corp.(b)	46,367
2,491	Kimball Electronics, Inc.(b)	31,860
2,870	Kofax Ltd. (United Kingdom)(b)	31,656
3,415	Kopin Corp.(b)	11,338
3,616	Lionbridge Technologies, Inc.(b)	20,069
1,484	Methode Electronics, Inc.	63,011
3,489	Micrel, Inc.	47,450
3,715	MKS Instruments, Inc.	129,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
8,256	ModusLink Global Solutions, Inc.(b)	$28,896
17,211	Monster Worldwide, Inc.(b)	101,373
1,758	Multi-Fineline Electronix, Inc.(b)	41,102
1,377	NCI, Inc., Class A	14,045
2,700	Newport Corp.(b)	51,489
7,319	OmniVision Technologies, Inc.(b)	204,164
2,132	Park Electrochemical Corp.	46,307
2,803	Pericom Semiconductor Corp.	35,094
10,603	Photronics, Inc.(b)	92,988
4,040	Plexus Corp.(b)	173,922
11,590	PMC - Sierra, Inc.(b)	97,704
14,549	Polycom, Inc.(b)	189,864
2,778	PRGX Global, Inc.(b)	11,779
3,661	Progress Software Corp.(b)	96,650
9,987	QLogic Corp.(b)	146,809
4,411	Qorvo, Inc.(b)	290,729
33,378	Quantum Corp.(b)	67,090
4,998	QuinStreet, Inc.(b)	27,139
3,656	RealNetworks, Inc.(b)	24,020
1,254	Richardson Electronics Ltd.	11,136
3,270	Rofin-Sinar Technologies, Inc.(b)	77,368
2,364	Rudolph Technologies, Inc.(b)	30,330
4,446	ScanSource, Inc.(b)	177,173
3,769	Sigma Designs, Inc.(b)	30,114
2,257	Silicon Graphics International Corp.(b)	18,304
2,172	Sonus Networks, Inc.(b)	17,202
4,785	Speed Commerce, Inc.(b)	1,444
12,635	SunEdison, Inc.(b)	319,918
4,955	Sykes Enterprises, Inc.(b)	124,024
2,072	TeleTech Holdings, Inc.	53,748
10,289	TTM Technologies, Inc.(b)	96,202
2,015	Ultra Clean Holdings, Inc.(b)	12,110
11,743	United Online, Inc.(b)	185,892
1,962	VASCO Data Security International, Inc.(b)(c)	49,874
519	Viasystems Group, Inc.(b)	9,228
1,600	Vishay Precision Group, Inc.(b)	22,832
1,460	WebMD Health Corp.(b)	64,459
2,683	Xcerra Corp.(b)	26,374
1,273	XO Group, Inc.(b)	20,699
2,494	Zebra Technologies Corp., Class A(b)	229,648

		9,226,733

	Materials—6.7%
3,817	A. Schulman, Inc.	162,032
3,661	A.M. Castle & Co.(b)(c)	14,351
1,019	AEP Industries, Inc.(b)	51,052
39,369	AK Steel Holding Corp.(b)(c)	199,995
1,761	Ampco-Pittsburgh Corp.	28,158
3,995	Boise Cascade Co.(b)	138,626
3,158	Carpenter Technology Corp.	136,583
7,946	Century Aluminum Co.(b)	102,424
8,668	Chemtura Corp.(b)	261,167
19,746	Coeur Mining, Inc.(b)	103,074
5,321	Cytec Industries, Inc.	294,198
8,243	Ferro Corp.(b)	111,198
4,407	Greif, Inc., Class A	179,629
2,840	H.B. Fuller Co.	118,627

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
795	Handy & Harman Ltd.(b)	$28,167
1,027	Haynes International, Inc.	45,671
3,926	Headwaters, Inc.(b)	69,019
2,770	Horsehead Holding Corp.(b)	41,411
1,979	Kaiser Aluminum Corp.	159,052
2,706	Koppers Holdings, Inc.	60,831
4,604	Kraton Performance Polymers, Inc.(b)	103,774
2,734	Kronos Worldwide, Inc.	36,772
2,563	Materion Corp.	102,494
2,007	Minerals Technologies, Inc.	135,934
3,006	Myers Industries, Inc.	48,607
1,283	Neenah Paper, Inc.	77,583
22,520	Noranda Aluminum Holding Corp.	75,217
9,719	Olin Corp.	287,002
1,727	Olympic Steel, Inc.	18,911
5,435	OM Group, Inc.	163,267
4,347	P.H. Glatfelter Co.	107,806
2,839	RTI International Metals, Inc.(b)	106,888
6,989	Schnitzer Steel Industries, Inc., Class A	121,748
3,354	Scotts Miracle-Gro Co. (The), Class A	216,367
3,878	Sensient Technologies Corp.	253,466
4,049	Silgan Holdings, Inc.	218,120
6,425	SunCoke Energy, Inc.	112,630
48,745	Thompson Creek Metals Co., Inc.(b)	61,419
2,597	Tredegar Corp.	53,161
870	Universal Stainless & Alloy Products, Inc.(b)	18,270
1,372	US Concrete, Inc.(b)	49,804
20,523	Walter Energy, Inc.(c)	10,411
5,061	Wausau Paper Corp.	47,169
3,768	Worthington Industries, Inc.	101,849

		4,833,934

	Telecommunication Services—1.3%
56,102	Cincinnati Bell, Inc.(b)	192,430
7,046	Consolidated Communications Holdings, Inc.	148,459
6,170	FairPoint Communications, Inc.(b)	121,672
5,036	General Communication, Inc., Class A(b)	79,871
1,300	Hawaiian Telcom Holdco, Inc.(b)	34,242
26,440	Leap Wireless Corp.(b)	66,629
1,711	Lumos Networks Corp.	24,194
5,270	NTELOS Holdings Corp.	30,619
5,066	Premiere Global Services, Inc.(b)	51,724
5,787	Spok Holdings, Inc.	108,940
2,514	United States Cellular Corp.(b)	92,842

		951,622

	Utilities—6.1%
4,163	ALLETE, Inc.	209,399
880	Artesian Resources Corp., Class A	18,955
59,055	Atlantic Power Corp.	191,929
8,073	Avista Corp.	263,341
4,223	Black Hills Corp.	208,152
4,119	California Water Service Group	98,321
5,383	Cleco Corp.	292,566
10,659	Dynegy, Inc.(b)	354,625
3,861	El Paso Electric Co.	143,668
6,238	Empire District Electric Co. (The)	147,030

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Fundamental Pure Small Value Portfolio (PXSV) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,113	Genie Energy Ltd., Class B(b)	$15,849
4,861	IDACORP, Inc.	293,264
3,484	Laclede Group, Inc. (The)	180,924
3,121	MGE Energy, Inc.	129,459
1,659	Middlesex Water Co.	37,775
10,819	New Jersey Resources Corp.	330,088
3,975	Northwest Natural Gas Co.	185,632
4,407	NorthWestern Corp.	229,561
1,068	Ormat Technologies, Inc.	39,078
4,521	Otter Tail Corp.	135,223
8,147	Piedmont Natural Gas Co., Inc.	305,024
10,691	PNM Resources, Inc.	296,996
1,548	SJW Corp.	45,279
2,775	South Jersey Industries, Inc.	146,381
1,672	Unitil Corp.	57,182

		4,355,701

	Total Common Stocks and Other Equity Interests (Cost $62,811,783)	72,075,800

	Money Market Fund—0.2%
114,897	Invesco Premier Portfolio—Institutional Class(d) (Cost $114,897)	114,897

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $62,926,680)—100.2%	72,190,697

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.1%
1,549,647	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $1,549,647)	1,549,647

	Total Investments (Cost $64,476,327)—102.3%	73,740,344
	Other assets less liabilities—(2.3)%	(1,647,491)

	Net Assets—100.0%	$72,092,853

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$1,495,845	$(1,495,845)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Schedule of Investments(a)

PowerShares Zacks Micro Cap Portfolio (PZI)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—11.2%
6,207	1-800-FLOWERS.COM, Inc., Class A(b)	$65,608
1,349	America’s Car-Mart, Inc.(b)	69,258
2,574	Bassett Furniture Industries, Inc.	72,638
178	Biglari Holdings, Inc.(b)	65,061
3,746	Build-A-Bear Workshop, Inc.(b)	69,039
1,859	Cato Corp. (The), Class A	73,133
9,259	Chegg, Inc.(b)	68,794
10,111	China Automotive Systems, Inc. (China)(b)	74,316
15,176	China XD Plastics Co. Ltd. (China)(b)	87,869
2,719	Citi Trends, Inc.(b)	61,939
2,441	CSS Industries, Inc.	69,178
6,058	Entercom Communications Corp., Class A(b)	71,969
4,213	Eros International PLC, Class A(b)	74,528
2,458	FTD Cos., Inc.(b)	70,151
6,667	Fuel Systems Solutions, Inc.(b)	74,004
9,437	Harte-Hanks, Inc.	64,077
5,819	Hemisphere Media Group, Inc.(b)(c)	73,552
3,864	Hooker Furniture Corp.	98,339
10,761	JAKKS Pacific, Inc.(b)	71,776
2,223	Johnson Outdoors, Inc., Class A	70,025
3,099	Kirkland’s, Inc.(b)	73,570
3,079	M/I Homes, Inc.(b)	69,462
3,448	Marcus Corp. (The)	66,788
2,777	MarineMax, Inc.(b)	61,316
4,820	Nautilus, Inc.(b)	81,024
7,651	Pep Boys-Manny, Moe & Jack (The)(b)	70,083
5,473	Reading International, Inc., Class A(b)	72,900
4,499	Regis Corp.(b)	74,324
3,314	Remy International, Inc.	73,737
3,400	Rocky Brands, Inc.	76,296
12,247	Ruby Tuesday, Inc.(b)	89,158
6,879	Sequential Brands Group, Inc.(b)	85,300
2,500	Shoe Carnival, Inc.	65,275
6,496	Skullcandy, Inc.(b)	70,222
3,227	Speedway Motorsports, Inc.	73,898
3,211	Stage Stores, Inc.	62,004
3,888	Superior Industries International, Inc.	72,317
6,023	Systemax, Inc.(b)	62,940
4,703	Tilly’s, Inc., Class A(b)	62,738
4,211	TravelCenters of America LLC(b)	72,345
2,040	Unifi, Inc.(b)	71,992
1,304	Universal Electronics, Inc.(b)	70,338
8,036	VOXX International Corp., Class A(b)	76,583
3,065	WCI Communities, Inc.(b)	71,261
8,492	Zagg, Inc.(b)	70,738

		3,241,863

	Consumer Staples—3.0%
7,439	Central Garden & Pet Co.(b)	68,848
6,931	Central Garden & Pet Co., Class A(b)	67,924
7,855	Cott Corp. (Canada)	68,417
1,484	Ingles Markets, Inc., Class A	62,120
1,708	John B. Sanfilippo & Son, Inc.	88,833
5,276	Landec Corp.(b)	74,972
5,468	MGP Ingredients, Inc.	76,771
5,377	Omega Protein Corp.(b)	68,718
2,463	Seneca Foods Corp., Class A(b)	70,984

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Staples (continued)
2,327	SpartanNash Co.	$70,206
6,931	SunOpta, Inc. (Canada)(b)	71,666
1,561	Universal Corp.	73,414

		862,873

	Energy—6.7%
13,701	Advantage Oil & Gas Ltd. (Canada)(b)	84,809
5,122	Aegean Marine Petroleum Network, Inc. (Greece)	77,855
4,442	Alon USA Energy, Inc.	71,472
3,808	ARC Logistics Partners LP	74,218
7,309	Ardmore Shipping Corp. (Ireland)	87,927
9,830	Callon Petroleum Co.(b)	87,880
3,826	CSI Compressco LP	81,111
10,545	DHT Holdings, Inc.	84,360
2,578	Green Plains, Inc.	80,279
4,953	Gulf Island Fabrication, Inc.	65,330
6,296	Hallador Energy Co.	72,341
3,018	KNOT Offshore Partners LP (United Kingdom)(c)	72,432
3,329	Marlin Midstream Partners LP	72,472
5,318	Midcoast Energy Partners LP	73,016
20,793	Navios Maritime Acquisition Corp.	79,221
6,166	Nordic American Tankers Ltd.	75,410
2,447	PHI, Inc.(b)	76,665
7,983	Renewable Energy Group, Inc.(b)	73,524
1,210	REX American Resources Corp.(b)	76,496
5,258	Southcross Energy Partners LP	80,500
2,849	Sprague Resources LP	73,105
11,238	StealthGas, Inc. (Greece)(b)	74,283
12,794	Teekay Tankers Ltd., Class A	80,602
8,975	Tsakos Energy Navigation Ltd.	82,391
3,596	USA Compression Partners LP	83,104

		1,940,803

	Financials—44.7%
3,907	AG Mortgage Investment Trust, Inc. REIT	75,093
2,227	Agree Realty Corp. REIT	68,547
4,098	American Capital Mortgage Investment Corp. REIT	71,879
4,091	American Residential Properties, Inc. REIT(b)	76,747
2,783	Ameris Bancorp	69,547
14,461	Anworth Mortgage Asset Corp. REIT	73,462
4,273	Apollo Commercial Real Estate Finance, Inc. REIT	73,026
4,615	Apollo Residential Mortgage, Inc. REIT	73,194
10,545	Arbor Realty Trust, Inc. REIT	72,339
6,661	Ares Commercial Real Estate Corp. REIT	75,602
3,059	Arlington Asset Investment Corp., Class A	66,319
6,905	Armada Hoffler Properties, Inc. REIT	70,914
4,389	Ashford Hospitality Prime, Inc. REIT	68,732
4,166	Atlas Financial Holdings, Inc. (Canada)(b)	76,863
5,963	Banc of California, Inc.	73,941
1,207	BancFirst Corp.	69,668
10,055	Bank Mutual Corp.	72,295
1,446	Bank of Marin Bancorp	72,907
5,586	BankFinancial Corp.	71,501
1,599	Banner Corp.	72,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
6,520	Beneficial Bancorp, Inc.(b)	$75,632
2,650	Berkshire Hills Bancorp, Inc.	74,226
4,252	Blue Capital Reinsurance Holdings Ltd. (Bermuda)	75,516
7,324	Brookline Bancorp, Inc.	78,879
3,713	BSB Bancorp, Inc.(b)	78,493
5,473	Calamos Asset Management, Inc., Class A	67,701
1,848	Camden National Corp.	70,815
10,280	Campus Crest Communities, Inc. REIT	65,072
4,519	Capital City Bank Group, Inc.	63,582
3,684	Cardinal Financial Corp.	76,001
6,280	CatchMark Timber Trust, Inc., Class A REIT	72,848
9,827	Cedar Realty Trust, Inc. REIT	68,691
6,180	Centerstate Banks, Inc.	75,149
3,197	Central Pacific Financial Corp.	73,211
1,854	Century Bancorp, Inc., Class A	71,620
6,400	Charter Financial Corp.	76,608
2,503	Chatham Lodging Trust REIT	69,183
2,341	Chemical Financial Corp.	72,337
4,175	Cherry Hill Mortgage Investment Corp. REIT	73,438
1,565	City Holding Co.	71,943
2,220	Community Trust Bancorp, Inc.	71,218
4,304	Compass Diversified Holdings	74,115
3,773	ConnectOne Bancorp, Inc.	72,517
10,621	CorEnergy Infrastructure Trust, Inc. REIT	72,117
1,508	CoreSite Realty Corp. REIT	72,505
14,158	Cowen Group, Inc., Class A(b)	79,143
3,235	CU Bancorp(b)	67,029
3,022	Customers Bancorp, Inc.(b)	76,185
2,360	CyrusOne, Inc. REIT	76,653
4,572	Dime Community Bancshares, Inc.	72,786
4,682	Donegal Group, Inc., Class A	70,745
8,690	Dynex Capital, Inc. REIT	69,520
3,697	Ellington Financial LLC	74,384
4,494	Ellington Residential Mortgage REIT	73,612
2,178	EMC Insurance Group, Inc.	75,446
2,727	Employers Holdings, Inc.	66,566
3,464	Enterprise Bancorp, Inc.	74,337
3,563	Enterprise Financial Services Corp.	73,148
5,741	ESSA Bancorp, Inc.	73,772
5,250	Excel Trust, Inc. REIT	83,212
8,062	EZCORP, Inc., Class A(b)	74,170
3,166	Farmers Capital Bank Corp.(b)	73,958
8,987	Farmers National Banc Corp.	74,322
3,185	FBR & Co.(b)	68,350
2,611	Federal Agricultural Mortgage Corp., Class C	82,090
2,405	Federated National Holding Co.	69,264
4,361	Fidelity Southern Corp.	73,265
4,218	First Bancorp, Inc.	70,356
11,002	First Busey Corp.	68,652
8,178	First Commonwealth Financial Corp.	73,766
4,199	First Community Bancshares, Inc.	70,375
2,243	First Defiance Financial Corp.	78,505
4,133	First Financial Bancorp	71,336
2,051	First Financial Corp.	69,631
5,946	First Financial Northwest, Inc.	70,757

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
3,127	First Merchants Corp.	$70,576
6,191	First Potomac Realty Trust REIT	66,368
6,911	Five Oaks Investment Corp. REIT	73,257
3,667	Flushing Financial Corp.	70,260
4,667	Forestar Group, Inc.(b)	68,885
3,955	Gladstone Commercial Corp. REIT	70,439
2,652	Global Indemnity PLC, Class A(b)	72,797
1,869	Great Southern Bancorp, Inc.	73,676
4,340	Guaranty Bancorp	68,312
6,944	Hallmark Financial Services, Inc.(b)	76,940
4,016	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	76,304
2,256	Heartland Financial USA, Inc.	77,629
8,062	Heritage Commerce Corp.	71,832
4,330	Heritage Financial Corp.	73,177
3,461	Home Bancorp, Inc.	74,931
4,007	HomeStreet, Inc.(b)	82,865
4,609	HomeTrust Bancshares, Inc.(b)	72,085
3,147	Horizon Bancorp	73,482
10,562	Imperial Holdings, Inc.(b)	70,554
5,416	Independence Holding Co.	67,375
7,756	Independence Realty Trust, Inc. REIT	71,355
5,737	Independent Bank Corp./MI	75,958
1,673	Independent Bank Corp./Rockland MA	69,798
895	Infinity Property & Casualty Corp.	66,364
2,476	INTL FCStone, Inc.(b)	79,480
2,428	Investment Technology Group, Inc.(b)	69,174
8,784	JMP Group, Inc.	67,637
1,603	Kansas City Life Insurance Co.	71,943
19,069	Ladenburg Thalmann Financial Services, Inc.(b)	64,263
6,400	Lakeland Bancorp, Inc.	72,640
1,814	Lakeland Financial Corp.	70,837
4,952	Maiden Holdings Ltd.	71,953
3,748	MainSource Financial Group, Inc.	72,149
5,658	Manning & Napier, Inc., Class A	60,145
5,590	Meridian Bancorp, Inc.(b)	71,831
2,670	Metro Bancorp, Inc.	68,459
2,553	MidWestOne Financial Group, Inc.	74,675
6,625	Monmouth Real Estate Investment Corp. REIT	68,436
3,913	National Bank Holdings Corp., Class A	74,347
289	National Western Life Insurance Co., Class A	69,247
943	Navigators Group, Inc. (The)(b)	73,601
9,485	New York Mortgage Trust, Inc. REIT	74,078
8,252	NewBridge Bancorp, Class A	66,429
4,967	Northfield Bancorp, Inc.	71,674
4,510	OFG Bancorp	63,546
3,137	Oppenheimer Holdings, Inc., Class A	74,943
5,559	Orchid Island Capital, Inc.	76,770
5,059	Oritani Financial Corp.	75,379
4,900	Owens Realty Mortgage, Inc. REIT	66,052
10,141	Pacific Mercantile Bancorp(b)	72,914
10,367	Park Sterling Corp.	69,459
3,408	Peapack Gladstone Financial Corp.	71,329
3,114	Peoples Bancorp, Inc.	72,214
1,472	Phoenix Cos., Inc. (The)(b)	50,210
4,169	Physicians Realty Trust REIT	69,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
1,403	Piper Jaffray Cos.(b)	$70,781
6,786	Preferred Apartment Communities, Inc., Class A REIT	75,053
4,833	Premier Financial Bancorp, Inc.	71,963
4,603	Provident Financial Holdings, Inc.	76,180
2,016	QTS Realty Trust, Inc., Class A REIT	73,120
10,730	RAIT Financial Trust REIT	69,530
2,443	Renasant Corp.	72,582
2,976	Republic Bancorp, Inc., Class A	70,769
8,089	Resource America, Inc., Class A	69,080
16,213	Resource Capital Corp. REIT	71,499
4,656	Rexford Industrial Realty, Inc. REIT	69,188
2,594	S&T Bancorp, Inc.	69,779
1,232	Safety Insurance Group, Inc.	71,641
2,806	Sandy Spring Bancorp, Inc.	73,124
5,146	Seacoast Banking Corp. of Florida(b)	71,838
4,555	Silver Bay Realty Trust Corp. REIT	70,466
1,615	Simmons First National Corp., Class A	70,656
2,694	Southside Bancshares, Inc.	73,600
4,137	Southwest Bancorp, Inc.	71,280
2,847	Starwood Waypoint Residential Trust REIT	73,282
3,030	State Auto Financial Corp.	71,569
3,506	State Bank Financial Corp.	70,155
3,866	Steel Partners Holdings LP(b)	69,124
1,806	Stewart Information Services Corp.	65,919
3,098	Suffolk Bancorp	74,228
5,218	Summit Hotel Properties, Inc. REIT	68,721
4,806	Talmer Bancorp, Inc., Class A	73,916
3,229	Terreno Realty Corp. REIT	68,713
3,098	Territorial Bancorp, Inc.	71,564
1,367	Tompkins Financial Corp.	71,289
4,565	TowneBank	75,551
3,050	TriCo Bancshares	71,126
10,699	TrustCo Bank Corp. NY	71,362
3,314	Union Bankshares Corp.	72,113
3,899	United Community Banks, Inc.	72,560
13,481	United Community Financial Corp.	72,663
5,922	United Financial Bancorp, Inc.	75,505
2,311	United Fire Group, Inc.	69,030
3,262	United Insurance Holdings Corp.	54,247
2,876	Universal Insurance Holdings, Inc.	69,082
4,151	Walker & Dunlop, Inc.(b)	79,450
4,558	Walter Investment Management Corp.(b)	80,266
5,733	Waterstone Financial, Inc.	73,038
2,259	WesBanco, Inc.	71,181
4,881	Western Asset Mortgage Capital Corp. REIT	71,311
4,635	Whitestone REIT	68,134
4,499	Winthrop Realty Trust REIT	74,054
973	WSFS Financial Corp.	69,248
3,616	Yadkin Financial Corp.(b)	71,163
4,115	ZAIS Financial Corp. REIT	70,943

		12,936,509

	Health Care—5.9%
5,860	Affymetrix, Inc.(b)	71,082
1,642	Almost Family, Inc.(b)	71,066

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
2,749	Amedisys, Inc.(b)	$76,450
4,137	AngioDynamics, Inc.(b)	69,047
5,559	Assembly Biosciences, Inc.(b)	74,046
2,089	Bio-Reference Laboratories, Inc.(b)	69,188
14,405	China Cord Blood Corp. (Hong Kong)(b)	90,752
2,872	Exactech, Inc.(b)	62,753
3,736	Healthways, Inc.(b)	65,006
2,855	Heska Corp.(b)	80,197
3,792	Invacare Corp.	76,105
2,228	LHC Group, Inc.(b)	71,430
3,824	Merit Medical Systems, Inc.(b)	74,224
1,155	National Healthcare Corp.	73,111
1,865	Natus Medical, Inc.(b)	70,329
2,046	Orthofix International NV(b)	66,106
6,866	Pernix Therapeutics Holdings, Inc.(b)	43,805
2,611	PharMerica Corp.(b)	74,831
1,382	Providence Service Corp. (The)(b)	58,763
14,900	RTI Surgical, Inc.(b)	83,440
8,308	SciClone Pharmaceuticals, Inc.(b)	67,876
13,656	Synergetics USA, Inc.(b)	66,778
3,703	Triple-S Management Corp., Class B(b)	69,320
1,546	US Physical Therapy, Inc.	72,909

		1,698,614

	Industrials—11.7%
8,857	ACCO Brands Corp.(b)	69,705
7,985	Air Transport Services Group, Inc.(b)	74,420
1,166	Alamo Group, Inc.	72,035
1,345	American Woodmark Corp.(b)	68,191
1,943	ArcBest Corp.	69,365
1,713	Astec Industries, Inc.	72,083
2,988	CAI International, Inc.(b)	71,174
7,889	CBIZ, Inc.(b)	71,316
2,704	Celadon Group, Inc.	69,871
3,729	China Yuchai International Ltd.	75,177
3,498	Comfort Systems USA, Inc.	72,374
2,214	Covenant Transportation Group, Inc., Class A(b)	67,461
2,360	CRA International, Inc.(b)	68,912
11,307	Danaos Corp. (Greece)(b)	68,068
3,214	Douglas Dynamics, Inc.	69,904
2,842	Ducommun, Inc.(b)	86,397
2,700	Echo Global Logistics, Inc.(b)	78,030
1,884	ESCO Technologies, Inc.	69,143
2,342	FreightCar America, Inc.	61,103
9,121	General Finance Corp.(b)	70,779
5,576	Global Power Equipment Group, Inc.	67,748
13,581	Global Ship Lease, Inc., Class A (United Kingdom)(b)	72,522
4,212	Griffon Corp.	70,804
6,722	HC2 Holdings, Inc.(b)	74,345
2,995	Heidrick & Struggles International, Inc.	72,060
2,235	Hurco Cos., Inc.	72,325
1,802	ICF International, Inc.(b)	69,377
1,399	Kadant, Inc.	71,293
1,550	LB Foster Co., Class A	66,231
3,874	LS Starrett Co. (The), Class A	73,219
2,320	Lydall, Inc.(b)	62,269

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
3,164	Marten Transport Ltd.	$70,431
3,004	Miller Industries, Inc.	67,229
1,059	Multi-Color Corp.	66,484
2,349	MYR Group, Inc.(b)	68,873
8,308	Orion Marine Group, Inc.(b)	69,953
1,283	P.A.M. Transportation Services, Inc.(b)	75,171
5,353	Republic Airways Holdings, Inc.(b)	65,521
4,206	Resources Connection, Inc.	66,287
2,913	Roadrunner Transportation Systems, Inc.(b)	71,281
5,026	SkyWest, Inc.	68,605
1,722	SL Industries, Inc.(b)	71,515
894	Standex International Corp.	72,298
5,514	Titan Machinery, Inc.(b)(c)	80,780
2,658	USA Truck, Inc.(b)	65,280
2,639	Viad Corp.	70,118
897	VSE Corp.	63,813
3,962	Willis Lease Finance Corp.(b)	75,278

		3,386,618

	Information Technology—11.3%
8,261	Alpha & Omega Semiconductor Ltd.(b)	67,658
3,868	Bel Fuse, Inc., Class B	79,410
3,517	Black Box Corp.	69,988
6,329	Brooks Automation, Inc.	68,100
8,773	Calix, Inc.(b)	64,832
5,420	Cascade Microtech, Inc.(b)	71,869
3,452	CEVA, Inc.(b)	71,456
2,978	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan)	68,792
6,728	Cohu, Inc.	70,442
2,543	Comtech Telecommunications Corp.	73,493
7,375	Digi International, Inc.(b)	74,487
6,145	DSP Group, Inc.(b)	69,930
2,161	DTS, Inc.(b)	77,472
2,417	Ebix, Inc.	65,960
13,530	EMCORE Corp.(b)	73,739
4,105	Epiq Systems, Inc.	73,521
845	ePlus, Inc.(b)	70,101
3,876	Fabrinet (Thailand)(b)	70,194
8,276	FormFactor, Inc.(b)	65,960
9,933	Harmonic, Inc.(b)	69,630
8,579	Identiv, Inc.(b)	83,474
4,128	Inphi Corp.(b)	88,546
5,974	IXYS Corp.	67,566
18,682	Mattson Technology, Inc.(b)	63,706
4,721	Mercury Systems, Inc.(b)	65,197
4,029	Multi-Fineline Electronix, Inc.(b)	94,198
5,368	Net 1 UEPS Technologies, Inc. (South Africa)(b)	73,381
4,579	Orbotech Ltd. (Israel)(b)	82,193
2,821	PC Connection, Inc.	68,522
7,881	PCM, Inc.(b)	77,785
4,758	Pericom Semiconductor Corp.	59,570
8,659	Photronics, Inc.(b)	75,939
11,702	Planar Systems, Inc.(b)	67,521
10,937	RealNetworks, Inc.(b)	71,856
3,038	Rofin-Sinar Technologies, Inc.(b)	71,879
6,664	Rudolph Technologies, Inc.(b)	85,499

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
9,142	Sigma Designs, Inc.(b)	$73,045
2,955	Sykes Enterprises, Inc.(b)	73,964
6,384	TechTarget, Inc.(b)	69,075
19,223	TeleCommunication Systems, Inc., Class A(b)	59,976
9,294	Telenav, Inc.(b)	77,698
8,147	TTM Technologies, Inc.(b)	76,174
4,621	United Online, Inc.(b)	73,150
3,417	VASCO Data Security International, Inc.(b)(c)	86,860
4,166	XO Group, Inc.(b)	67,739

		3,271,547

	Materials—2.9%
24,701	Hecla Mining Co.	74,597
6,373	Intrepid Potash, Inc.(b)	79,854
2,754	KMG Chemicals, Inc.	80,637
1,781	LSB Industries, Inc.(b)	75,532
1,915	Materion Corp.	76,581
4,792	Mercer International, Inc.(b)	68,526
3,257	OCI Resources LP	78,168
2,451	OM Group, Inc.	73,628
14,604	Pretium Resources, Inc. (Canada)(b)	84,119
23,002	Richmont Mines, Inc. (Canada)(b)	73,836
5,055	Synalloy Corp.	74,662

		840,140

	Pharmaceuticals—0.0%
27,615	Chelsea Therapeutics International Ltd.(b)	2,209

	Telecommunication Services—1.6%
1,061	Atlantic Tele-Network, Inc.	70,047
9,762	Boingo Wireless, Inc.(b)	80,634
4,671	General Communication, Inc., Class A(b)	74,082
2,764	Hawaiian Telcom Holdco, Inc.(b)	72,804
7,580	Iridium Communications, Inc.(b)(c)	77,089
3,830	Spok Holdings, Inc.	72,100

		446,756

	Utilities—1.0%
1,454	Chesapeake Utilities Corp.	69,472
2,381	SJW Corp.	69,644
9,947	Star Gas Partners LP	74,603
2,117	Unitil Corp.	72,401

		286,120

	Total Common Stocks and Other Equity Interests (Cost $27,396,074)	28,914,052

	Money Market Fund—0.3%
92,417	Invesco Premier Portfolio—Institutional Class(d) (Cost $92,417)	92,417

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $27,488,491)—100.3%	29,006,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares Zacks Micro Cap Portfolio (PZI) (continued)

April 30, 2015

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.8%
242,702	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $242,702)	$242,702

	Total Investments (Cost $27,731,193)—101.1%	29,249,171
	Other assets less liabilities—(1.1)%	(329,548)

	Net Assets—100.0%	$28,919,623

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$229,410	$(229,410)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2015

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Fundamental Pure Large Core Portfolio (PXLC)	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)
Assets:
Unaffiliated investments, at value(a)	$327,467,782	$1,086,940,541	$42,228,946	$145,412,715
Affiliated investments, at value	210,425	—	64,946	178,897

Total investments, at value	327,678,207	1,086,940,541	42,293,892	145,591,612
Receivables:
Dividends	214,519	1,397,042	42,765	48,293
Investments sold	—	369,921	—	—
Expenses absorbed	—	—	—	—
Foreign tax reclaims	—	—	—	—
Securities lending	—	—	—	—
Other assets	—	—	—	—

Total Assets	327,892,726	1,088,707,504	42,336,657	145,639,905

Liabilities:
Due to custodian	—	458,404	—	—
Payables:
Investments purchased	—	—	—	—
Collateral upon return of securities loaned	—	—	—	—
Accrued advisory fees	136,888	442,458	3,367	27,808
Accrued trustees’ and officer’s fees	31,648	42,262	15,242	11,459
Accrued expenses	144,781	421,482	69,436	98,532

Total Liabilities	313,317	1,364,606	88,045	137,799

Net Assets	$327,579,409	$1,087,342,898	$42,248,612	$145,502,106

Net Assets Consist of:
Shares of beneficial interest	$546,400,708	$1,177,651,020	$44,763,739	$114,978,251
Undistributed net investment income	432,274	3,085,315	82,370	294,999
Undistributed net realized gain (loss)	(253,991,093)	(166,299,376)	(10,572,137)	(1,147,722)
Net unrealized appreciation	34,737,520	72,905,939	7,974,640	31,376,578

Net Assets	$327,579,409	$1,087,342,898	$42,248,612	$145,502,106

Shares outstanding (unlimited amount authorized, $0.01 par value)	10,850,000	34,600,000	1,050,000	4,300,000
Net asset value	$30.19	$31.43	$40.24	$33.84

Market price	$30.17	$31.42	$40.21	$33.82

Unaffiliated investments, at cost	$292,730,262	$1,014,034,602	$34,254,306	$114,036,137

Affiliated investments, at cost	$210,425	$—	$64,946	$178,897

Total investments, at cost	$292,940,687	$1,014,034,602	$34,319,252	$114,215,034

(a) Includes securities on loan with an aggregate value of	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares Fundamental Pure Large Value Portfolio (PXLV)	PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	PowerShares Fundamental Pure Small Core Portfolio (PXSC)	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	PowerShares Fundamental Pure Small Value Portfolio (PXSV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$41,336,532	$33,841,446	$87,490,948	$52,297,235	$16,151,845	$32,785,398	$72,075,800	$28,914,052
16,712	521,598	456,553	1,779,844	85,991	781,913	1,664,544	335,119

41,353,244	34,363,044	87,947,501	54,077,079	16,237,836	33,567,311	73,740,344	29,249,171

69,865	10,859	48,640	37,597	7,047	12,733	33,504	14,248
–	–	–	–	9,822	–	–	6,130
–	–	–	–	3,281	–	–	–
–	–	–	–	–	–	–	465
–	–	–	2,443	–	2,427	3,858	1,869
–	–	–	115	–	557	–	–

41,423,109	34,373,903	87,996,141	54,117,234	16,257,986	33,583,028	73,777,706	29,271,883

–	–	–	–	–	–	–	20

–	–	–	–	26,667	557	–	–
–	–	–	1,679,081	–	705,721	1,549,647	242,702
1,302	2,032	15,753	4,616	–	105	18,697	3,619
9,760	14,640	22,422	16,139	14,173	15,522	17,365	16,876
64,539	64,978	87,528	79,752	64,413	70,479	99,144	89,043

75,601	81,650	125,703	1,779,588	105,253	792,384	1,684,853	352,260

$41,347,508	$34,292,253	$87,870,438	$52,337,646	$16,152,733	$32,790,644	$72,092,853	$28,919,623

$38,393,574	$39,822,746	$234,192,319	$84,777,673	$23,692,159	$64,838,654	$103,865,705	$110,553,847
112,972	48,100	233,837	123,899	27,273	80,029	178,519	50,995
(99,289)	(10,516,251)	(163,768,092)	(42,231,183)	(9,824,443)	(37,274,174)	(41,215,388)	(83,203,197)
2,940,251	4,937,658	17,212,374	9,667,257	2,257,744	5,146,135	9,264,017	1,517,978

$41,347,508	$34,292,253	$87,870,438	$52,337,646	$16,152,733	$32,790,644	$72,092,853	$28,919,623

1,350,000	850,000	2,750,000	1,900,000	450,000	1,300,000	2,800,000	1,800,000
$30.63	$40.34	$31.95	$27.55	$35.89	$25.22	$25.75	$16.07

$30.62	$40.35	$31.95	$27.53	$35.90	$25.21	$25.75	$16.05

$38,396,281	$28,990,467	$70,234,560	$42,629,964	$13,894,101	$27,639,263	$62,811,783	$27,396,074

$16,712	$434,919	$500,567	$1,779,844	$85,991	$781,913	$1,664,544	$335,119

$38,412,993	$29,425,386	$70,735,127	$44,409,808	$13,980,092	$28,421,176	$64,476,327	$27,731,193

$–	$–	$–	$1,289,457	$–	$682,920	$1,495,845	$229,410

79

Statements of Operations

For the year ended April 30, 2015

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)	PowerShares Dynamic Large Cap Value Portfolio (PWV)	PowerShares Fundamental Pure Large Core Portfolio (PXLC)	PowerShares Fundamental Pure Large Growth Portfolio (PXLG)
Investment Income:
Unaffiliated dividend income	$3,516,555	$25,008,305	$975,061	$2,667,841
Affiliated dividend income	30	108	11	22
Securities lending income	—	—	—	—
Foreign withholding tax	(8,710)	—	—	—

Total Income	3,507,875	25,008,413	975,072	2,667,863

Expenses:
Advisory fees	1,449,291	4,698,129	122,496	365,349
Sub-licensing fees	86,957	281,888	24,817	73,232
Accounting & administration fees	55,520	178,004	36,770	36,770
Professional fees	28,689	36,288	25,518	26,639
Trustees’ and officer’s fees	13,210	24,778	8,636	10,136
Custodian & transfer agent fees	8,558	22,995	6,790	7,184
Other expenses	25,437	69,152	15,905	17,515

Total Expenses	1,667,662	5,311,234	240,932	536,825

Less: Waivers	(252)	(771)	(76,285)	(45,676)

Net Expenses	1,667,410	5,310,463	164,647	491,149

Net Investment Income	1,840,465	19,697,950	810,425	2,176,714

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(9,008,905)	(21,835,726)	238,108	(31,646)
In-kind redemptions	43,177,030	115,768,029	804,152	2,006,767
Foreign currencies	—	—	—	—

Net realized gain (loss)	34,168,125	93,932,303	1,042,260	1,975,121

Change in net unrealized appreciation (depreciation) on:
on investment securities	11,372,465	(38,976,462)	2,215,368	14,906,809
Foreign currencies	—	—	—	—

Net change in unrealized appreciation (depreciation)	11,372,465	(38,976,462)	2,215,368	14,906,809

Net realized and unrealized gain (loss)	45,540,590	54,955,841	3,257,628	16,881,930

Net increase (decrease) in net assets resulting from operations	$47,381,055	$74,653,791	$4,068,053	$19,058,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Fundamental Pure Large Value Portfolio (PXLV)	PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	PowerShares Fundamental Pure Small Core Portfolio (PXSC)	PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	PowerShares Fundamental Pure Small Value Portfolio (PXSV)	PowerShares Zacks Micro Cap Portfolio (PZI)

$952,784	$503,055	$1,671,780	$936,253	$245,622	$396,172	$1,304,895	$612,455
7	9,088	45,323	7	11	12	15	16
—	—	—	41,571	—	33,902	93,519	157,224
—	—	(3,376)	—	(53)	(149)	(1,879)	(1,757)

952,791	512,143	1,713,727	977,831	245,580	429,937	1,396,550	767,938

100,213	87,481	261,778	144,210	44,847	88,717	198,772	193,976
20,071	17,437	52,786	29,110	9,000	17,798	40,059	38,795
36,770	36,770	36,770	36,770	36,770	36,770	36,770	36,770
25,382	25,412	26,066	25,607	25,364	25,848	25,807	27,789
8,414	8,421	9,568	8,747	8,126	8,414	9,117	8,698
7,333	6,868	10,373	18,867	13,617	18,820	45,475	25,559
16,395	15,314	18,949	17,460	14,183	16,045	20,306	17,021

214,578	197,703	416,290	280,771	151,907	212,412	376,306	348,608

(79,862)	(80,153)	(64,395)	(86,879)	(91,689)	(93,211)	(109,115)	(77,182)

134,716	117,550	351,895	193,892	60,218	119,201	267,191	271,426

818,075	394,593	1,361,832	783,939	185,362	310,736	1,129,359	496,512

(34,420)	305,396	653,228	516,116	297,102	291,590	88,453	(7,183,190)
—	1,310,618	2,205,335	—	—	—	814,022	6,672,502
—	—	—	(9,253)	—	—	(288)	—

(34,420)	1,616,014	2,858,563	506,863	297,102	291,590	902,187	(510,688)

1,162,749	1,118,293	2,664,286	2,402,375	1,067,365	1,431,203	2,026,503	(58,247)
—	—	—	(13,694)	—	—	(9)	—

1,162,749	1,118,293	2,664,286	2,388,681	1,067,365	1,431,203	2,026,494	(58,247)

1,128,329	2,734,307	5,522,849	2,895,544	1,364,467	1,722,793	2,928,681	(568,935)

$1,946,404	$3,128,900	$6,884,681	$3,679,483	$1,549,829	$2,033,529	$4,058,040	$(72,423)

81

Statements of Changes in Net Assets

For the years ended April 30, 2015 and 2014

	PowerShares Dynamic Large Cap Growth Portfolio (PWB)		PowerShares Dynamic Large Cap Value Portfolio (PWV)
	2015	2014	2015	2014
Operations:
Net investment income	$1,840,465	$1,071,782	$19,697,950	$14,117,950
Net realized gain (loss)	34,168,125	61,188,563	93,932,303	93,058,616
Net change in unrealized appreciation (depreciation)	11,372,465	(17,475,378)	(38,976,462)	14,932,987

Net increase in net assets resulting from operations	47,381,055	44,784,967	74,653,791	122,109,553

Distributions to Shareholders from:
Net investment income	(1,697,893)	(1,108,791)	(18,202,206)	(13,897,107)
Net realized gains	—	—	—	—

Total distributions to shareholders	(1,697,893)	(1,108,791)	(18,202,206)	(13,897,107)

Shareholder Transactions:
Proceeds from shares sold	346,162,374	323,660,690	916,059,144	868,969,018
Value of shares repurchased	(349,940,685)	(294,559,223)	(686,255,734)	(750,918,793)

Net increase (decrease) in net assets resulting from shares transactions	(3,778,311)	29,101,467	229,803,410	118,050,225

Increase in Net Assets	41,904,851	72,777,643	286,254,995	226,262,671

Net Assets:
Beginning of year	285,674,558	212,896,915	801,087,903	574,825,232

End of year	$327,579,409	$285,674,558	$1,087,342,898	$801,087,903

Undistributed net investment income (loss) at end of year	$432,274	$197,491	$3,085,315	$1,589,571

Changes in Shares Outstanding:
Shares sold	12,100,000	13,350,000	29,550,000	32,150,000
Shares repurchased	(12,400,000)	(12,200,000)	(22,100,000)	(27,800,000)
Shares outstanding, beginning of year	11,150,000	10,000,000	27,150,000	22,800,000

Shares outstanding, end of year	10,850,000	11,150,000	34,600,000	27,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Fundamental Pure Large Core Portfolio (PXLC)		PowerShares Fundamental Pure Large Growth Portfolio (PXLG)		PowerShares Fundamental Pure Large Value Portfolio (PXLV)		PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
2015	2014	2015	2014	2015	2014	2015	2014

$810,425	$628,419	$2,176,714	$1,734,307	$818,075	$286,110	$394,593	$312,711
1,042,260	3,306,997	1,975,121	2,797,144	(34,420)	741,217	1,616,014	2,534,338
2,215,368	2,610,982	14,906,809	13,154,514	1,162,749	1,060,399	1,118,293	2,159,025

4,068,053	6,546,398	19,058,644	17,685,965	1,946,404	2,087,726	3,128,900	5,006,074

(759,003)	(612,506)	(2,084,013)	(2,133,201)	(752,115)	(263,618)	(386,382)	(309,864)
—	—	—	(65,835)	—	(7,335)	—	—

(759,003)	(612,506)	(2,084,013)	(2,199,036)	(752,115)	(270,953)	(386,382)	(309,864)

1,927,148	21,427,256	28,739,952	30,772,536	25,452,499	8,206,110	8,075,100	17,246,882
(3,757,982)	(14,464,293)	(6,534,201)	(22,754,152)	—	(2,871,073)	(7,392,512)	(10,844,266)

(1,830,834)	6,962,963	22,205,751	8,018,384	25,452,499	5,335,037	682,588	6,402,616

1,478,216	12,896,855	39,180,382	23,505,313	26,646,788	7,151,810	3,425,106	11,098,826

40,770,396	27,873,541	106,321,724	82,816,411	14,700,720	7,548,910	30,867,147	19,768,321

$42,248,612	$40,770,396	$145,502,106	$106,321,724	$41,347,508	$14,700,720	$34,292,253	$30,867,147

$82,370	$30,948	$294,999	$(202,298)	$112,972	$47,012	$48,100	$39,889

50,000	600,000	900,000	1,100,000	849,999	300,000	200,000	500,000
(100,000)	(400,000)	(200,001)	(800,000)	—	(100,000)	(200,000)	(300,000)
1,100,000	900,000	3,600,001	3,300,001	500,001	300,001	850,000	650,000

1,050,000	1,100,000	4,300,000	3,600,001	1,350,000	500,001	850,000	850,000

83

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2015 and 2014

	PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)		PowerShares Fundamental Pure Mid Value Portfolio (PXMV)
	2015	2014	2015	2014
Operations:
Net investment income	$1,361,832	$1,029,330	$783,939	$572,308
Net realized gain (loss)	2,858,563	6,742,034	506,863	3,996,687
Net change in unrealized appreciation (depreciation)	2,664,286	5,747,374	2,388,681	3,640,616

Net increase (decrease) in net assets resulting from operations	6,884,681	13,518,738	3,679,483	8,209,611

Distributions to Shareholders from:
Net investment income	(1,325,669)	(1,178,058)	(710,318)	(549,786)

Shareholder Transactions:
Proceeds from shares sold	1,625,910	24,086,636	6,659,516	18,202,301
Value of shares repurchased	(10,869,623)	(26,973,280)	—	(11,473,851)

Net increase (decrease) in net assets resulting from shares transactions	(9,243,713)	(2,886,644)	6,659,516	6,728,450

Increase (Decrease) in Net Assets	(3,684,701)	9,454,036	9,628,681	14,388,275

Net Assets:
Beginning of year	91,555,139	82,101,103	42,708,965	28,320,690

End of year	$87,870,438	$91,555,139	$52,337,646	$42,708,965

Undistributed net investment income at end of year	$233,837	$197,674	$123,899	$59,531

Changes in Shares Outstanding:
Shares sold	50,000	800,000	250,000	750,000
Shares repurchased	(350,000)	(900,000)	—	(450,000)
Shares outstanding, beginning of year	3,050,000	3,150,000	1,650,000	1,350,000

Shares outstanding, end of year	2,750,000	3,050,000	1,900,000	1,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Fundamental Pure Small Core Portfolio (PXSC)		PowerShares Fundamental Pure Small Growth Portfolio (PXSG)		PowerShares Fundamental Pure Small Value Portfolio (PXSV)		PowerShares Zacks Micro Cap Portfolio (PZI)
2015	2014	2015	2014	2015	2014	2015	2014

$185,362	$166,719	$310,736	$252,303	$1,129,359	$751,850	$496,512	$701,465
297,102	2,710,573	291,590	2,796,204	902,187	8,481,682	(510,688)	10,130,819
1,067,365	(109,024)	1,431,203	2,457,284	2,026,494	3,919,701	(58,247)	(1,734,740)

1,549,829	2,768,268	2,033,529	5,505,791	4,058,040	13,153,233	(72,423)	9,097,544

(180,742)	(198,389)	(404,987)	(268,388)	(1,010,155)	(729,968)	(822,121)	(512,267)

—	9,749,513	1,289,891	8,700,003	6,269,836	28,894,203	22,481,177	48,525,479
—	(12,825,382)	—	(10,711,283)	(2,600,649)	(24,025,732)	(54,448,541)	(37,384,029)

—	(3,075,869)	1,289,891	(2,011,280)	3,669,187	4,868,471	(31,967,364)	11,141,450

1,369,087	(505,990)	2,918,433	3,226,123	6,717,072	17,291,736	(32,861,908)	19,726,727

14,783,646	15,289,636	29,872,211	26,646,088	65,375,781	48,084,045	61,781,531	42,054,804

$16,152,733	$14,783,646	$32,790,644	$29,872,211	$72,092,853	$65,375,781	$28,919,623	$61,781,531

$27,273	$21,797	$80,029	$173,520	$178,519	$76,309	$50,995	$365,535

—	300,000	50,000	350,000	250,000	1,150,000	1,350,000	3,050,000
—	(400,000)	—	(450,000)	(100,000)	(950,000)	(3,350,000)	(2,350,000)
450,000	550,000	1,250,000	1,350,000	2,650,000	2,450,000	3,800,000	3,100,000

450,000	450,000	1,300,000	1,250,000	2,800,000	2,650,000	1,800,000	3,800,000

85

Financial Highlights

PowerShares Dynamic Large Cap Growth Portfolio (PWB)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.62	$21.29	$18.73	$17.63	$14.91
Net investment income(a)	0.18	0.10	0.21	0.15	0.11
Net realized and unrealized gain on investments	4.56	4.34	2.55	1.09	2.72
Total from investment operations	4.74	4.44	2.76	1.24	2.83
Distributions to shareholders from:
Net investment income	(0.17)	(0.11)	(0.20)	(0.14)	(0.11)
Net asset value at end of year	$30.19	$25.62	$21.29	$18.73	$17.63
Market price at end of year(b)	$30.17	$25.62	$21.28	$18.72	$17.63
Net Asset Value Total Return(c)	18.52%	20.91%	14.91%	7.18%	19.08%
Market Price Total Return(c)	18.44%	20.96%	14.92%	7.12%	19.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$327,579	$285,675	$212,897	$191,013	$196,574
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.58%	0.59%	0.61%	0.63%
Expenses, prior to Waivers	0.58%	0.58%	0.59%	0.62%	0.64%
Net investment income, after Waivers	0.63%	0.43%	1.08%	0.89%	0.73%
Portfolio turnover rate(d)	143%	123%	47%	64%	45%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Large Cap Value Portfolio (PWV)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$29.51	$25.21	$20.73	$20.35	$18.05
Net investment income(a)	0.64	0.55	0.52	0.46	0.40
Net realized and unrealized gain on investments	1.88	4.30	4.48	0.38	2.33
Total from investment operations	2.52	4.85	5.00	0.84	2.73
Distributions to shareholders from:
Net investment income	(0.60)	(0.55)	(0.52)	(0.46)	(0.43)
Net asset value at end of year	$31.43	$29.51	$25.21	$20.73	$20.35
Market price at end of year(b)	$31.42	$29.49	$25.22	$20.71	$20.36
Net Asset Value Total Return(c)	8.56%	19.48%	24.55%	4.34%	15.50%
Market Price Total Return(c)	8.60%	19.35%	24.72%	4.20%	15.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,087,343	$801,088	$574,825	$419,740	$422,319
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.57%	0.59%	0.59%	0.61%
Expenses, prior to Waivers	0.57%	0.57%	0.59%	0.59%	0.61%
Net investment income, after Waivers	2.10%	2.04%	2.36%	2.39%	2.22%
Portfolio turnover rate(d)	82%	103%	58%	41%	40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights (continued)

PowerShares Fundamental Pure Large Core Portfolio (PXLC)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$37.06	$30.97	$26.66	$26.42	$23.26
Net investment income(a)	0.75	0.63	0.65	0.57	0.37
Net realized and unrealized gain on investments	3.14	6.03	4.35	0.32	3.16
Total from investment operations	3.89	6.66	5.00	0.89	3.53
Distributions to shareholders from:
Net investment income	(0.71)	(0.57)	(0.69)	(0.65)	(0.37)
Net asset value at end of year	$40.24	$37.06	$30.97	$26.66	$26.42
Market price at end of year(b)	$40.21	$37.08	$30.98	$26.66	$26.42
Net Asset Value Total Return(c)	10.52%	21.69%	19.10%	3.64%	15.40%
Market Price Total Return(c)	10.38%	21.72%	19.15%	3.64%	15.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$42,249	$40,770	$27,874	$25,326	$35,673
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.43%	0.65%
Expenses, prior to Waivers	0.57%	0.60%	0.80%	0.90%	0.99%
Net investment income, after Waivers	1.92%	1.85%	2.38%	2.32%	1.61%
Portfolio turnover rate(d)	3%	38%	43%	58%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental Pure Large Growth Portfolio (PXLG)

	Year Ended April 30,			For the Period June 13, 2011(a) Through April 30, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.53	$25.10	$22.20	$20.00
Net investment income(b)	0.55	0.50	0.39	0.28
Net realized and unrealized gain on investments	4.29	4.57	2.87	2.09
Total from investment operations	4.84	5.07	3.26	2.37
Distributions to shareholders from:
Net investment income	(0.53)	(0.62)	(0.36)	(0.17)
Net realized gains	—	(0.02)	—	—
Total distributions	(0.53)	(0.64)	(0.36)	(0.17)
Net asset value at end of year	$33.84	$29.53	$25.10	$22.20
Market price at end of year(c)	$33.82	$29.52	$25.08	$22.19
Net Asset Value Total Return(d)	16.49%	20.54%	14.87%	11.99	%(e)
Market Price Total Return(d)	16.46%	20.59%	14.83%	11.94	%(e)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$145,502	$106,322	$82,816	$4,440
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.43%	0.45%	0.79%	7.69	%(f)
Net investment income, after Waivers	1.73%	1.84%	1.63%	1.54	%(f)
Portfolio turnover rate(g)	2%	22%	90%	3%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the exchange) to April 30, 2012 was 13.81%. The market price total return from Fund Inception to April 30, 2012 was 13.87%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights (continued)

PowerShares Fundamental Pure Large Value Portfolio (PXLV)

	Year Ended April 30,			For the Period June 13, 2011(a) Through April 30, 2012
	2015	2014	2013
Per Share Operating Performance:
Net asset value at beginning of year	$29.40	$25.16	$20.37	$20.00
Net investment income(b)	0.72	0.63	0.52	0.39
Net realized and unrealized gain on investments	1.16	4.17	4.77	0.33
Total from investment operations	1.88	4.80	5.29	0.72
Distributions to shareholders from:
Net investment income	(0.65)	(0.54)	(0.50)	(0.35)
Net realized gains	—	(0.02)	—	—
Total distributions	(0.65)	(0.56)	(0.50)	(0.35)
Net asset value at end of year	$30.63	$29.40	$25.16	$20.37
Market price at end of year(c)	$30.62	$29.39	$25.16	$20.35
Net Asset Value Total Return(d)	6.41%	19.27%	26.41%	3.80	%(e)
Market Price Total Return(d)	6.41%	19.23%	26.53%	3.70	%(e)
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$41,348	$14,701	$7,549	$8,148
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(f)
Expenses, prior to Waivers	0.62%	1.05%	2.10%	2.87	%(f)
Net investment income, after Waivers	2.37%	2.32%	2.43%	2.38	%(f)
Portfolio turnover rate(g)	2%	23%	9%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 16, 2011, the first day of trading on the exchange) to April 30, 2012 was 5.17%. The market price total return from Fund Inception to April 30, 2012 was 5.23%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental Pure Mid Core Portfolio (PXMC)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$36.31	$30.41	$26.60	$27.15	$23.05
Net investment income(a)	0.50	0.40	0.43	0.29	0.21
Net realized and unrealized gain (loss) on investments	4.03	5.90	3.80	(0.57)	4.10
Total from investment operations	4.53	6.30	4.23	(0.28)	4.31
Distributions to shareholders from:
Net investment income	(0.50)	(0.40)	(0.42)	(0.27)	(0.21)
Net asset value at end of year	$40.34	$36.31	$30.41	$26.60	$27.15
Market price at end of year(b)	$40.35	$36.25	$30.39	$26.62	$27.15
Net Asset Value Total Return(c)	12.52%	20.85%	16.16%	(0.93)%	18.84%
Market Price Total Return(c)	12.73%	20.73%	16.00%	(0.85)%	18.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,292	$30,867	$19,768	$18,623	$23,081
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.43%	0.65%
Expenses, prior to Waivers	0.66%	0.69%	1.00%	1.01%	1.20%
Net investment income, after Waivers	1.31%	1.19%	1.58%	1.16%	0.88%
Portfolio turnover rate(d)	5%	50%	38%	83%	47%
(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights (continued)

PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$30.02	$26.06	$22.65	$24.13	$19.11
Net investment income (loss)(a)	0.47	0.33	0.26	0.13	(0.01)
Net realized and unrealized gain (loss) on investments	1.92	4.01	3.38	(1.53)	5.09
Total from investment operations	2.39	4.34	3.64	(1.40)	5.08
Distributions to shareholders from:
Net investment income	(0.46)	(0.38)	(0.23)	(0.08)	—
Return of capital	—	—	—	—	(0.06)
Total distributions	(0.46)	(0.38)	(0.23)	(0.08)	(0.06)
Net asset value at end of year	$31.95	$30.02	$26.06	$22.65	$24.13
Market price at end of year(b)	$31.95	$29.99	$26.04	$22.63	$24.13
Net Asset Value Total Return(c)	7.98%	16.80%	16.23%	(5.74)%	26.61%
Market Price Total Return(c)	8.09%	16.77%	16.25%	(5.83)%	26.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$87,870	$91,555	$82,101	$87,203	$130,290
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.43%	0.63%
Expenses, prior to Waivers	0.46%	0.45%	0.54%	0.55%	0.69%
Net investment income (loss), after Waivers	1.51%	1.19%	1.14%	0.61%	(0.06)%
Portfolio turnover rate(d)	3%	33%	33%	75%	49%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental Pure Mid Value Portfolio (PXMV)

	Year Ended April 30,
	2015		2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.88		$20.98	$17.06	$17.07	$15.37
Net investment income(a)	0.43		0.37	0.37	0.25	0.15
Net realized and unrealized gain (loss) on investments	1.63		4.87	3.94	(0.03)	1.70
Total from investment operations	2.06		5.24	4.31	0.22	1.85
Distributions to shareholders from:
Net investment income	(0.39)		(0.34)	(0.39)	(0.23)	(0.15)
Net asset value at end of year	$27.55		$25.88	$20.98	$17.06	$17.07
Market price at end of year(b)	$27.53		$25.87	$20.98	$17.04	$17.07
Net Asset Value Total Return(c)	7.98%		25.19%	25.74%	1.42%	12.16%
Market Price Total Return(c)	7.94%		25.14%	25.89%	1.30%	12.24%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$52,338		$42,709	$28,321	$32,408	$40,970
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39%	0.39%	0.43%	0.63%
Expenses, prior to Waivers	0.56	%(d)	0.62%	0.82%	0.79%	0.91%
Net investment income, after Waivers	1.58%		1.56%	2.08%	1.57%	0.99%
Portfolio turnover rate(e)	4%		33%	25%	83%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights (continued)

PowerShares Fundamental Pure Small Core Portfolio (PXSC)

	Year Ended April 30,
	2015		2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$32.85		$27.80	$24.21	$25.32	$21.07
Net investment income(a)	0.41		0.33	0.46	0.22	0.09
Net realized and unrealized gain (loss) on investments	3.03		5.12	3.60	(1.18)	4.25
Total from investment operations	3.44		5.45	4.06	(0.96)	4.34
Distributions to shareholders from:
Net investment income	(0.40)		(0.40)	(0.47)	(0.15)	(0.09)
Net asset value at end of year	$35.89		$32.85	$27.80	$24.21	$25.32
Market price at end of year(b)	$35.90		$32.84	$27.76	$24.18	$25.33
Net Asset Value Total Return(c)	10.53%		19.76%	17.05%	(3.70)%	20.64%
Market Price Total Return(c)	10.59%		19.90%	17.03%	(3.85)%	20.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$16,153		$14,784	$15,290	$15,735	$18,991
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39%	0.39%	0.43%	0.65%
Expenses, prior to Waivers	0.98	%(d)	0.94%	1.22%	1.25%	1.41%
Net investment income, after Waivers	1.20%		1.06%	1.88%	0.97%	0.42%
Portfolio turnover rate(e)	7%		50%	45%	97%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Fundamental Pure Small Growth Portfolio (PXSG)

	Year Ended April 30,
	2015		2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$23.90		$19.74		$17.66		$19.03	$14.12
Net investment income (loss)(a)	0.25		0.20		0.13		0.07	(0.05)
Net realized and unrealized gain (loss) on investments	1.39		4.17		2.08		(1.44)	4.96
Total from investment operations	1.64		4.37		2.21		(1.37)	4.91
Distributions to shareholders from:
Net investment income	(0.32)		(0.21)		(0.13)		—	—
Net asset value at end of year	$25.22		$23.90		$19.74		$17.66	$19.03
Market price at end of year(b)	$25.21		$23.89		$19.72		$17.64	$19.05
Net Asset Value Total Return(c)	6.92%		22.31%		12.63%		(7.20)%	34.77%
Market Price Total Return(c)	6.92%		22.38%		12.65%		(7.40)%	35.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$32,791		$29,872		$26,646		$30,913	$109,451
Ratio to average net assets of:
Expenses, after Waivers	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.48%	0.63%
Expenses, prior to Waivers	0.69	%(d)	0.70	%(d)	0.92	%(d)	0.69%	0.93%
Net investment income (loss), after Waivers	1.02%		0.90%		0.72%		0.41%	(0.37)%
Portfolio turnover rate(e)	6%		39%		39%		189%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights (continued)

PowerShares Fundamental Pure Small Value Portfolio (PXSV)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$24.67	$19.63	$16.35	$17.07	$14.64
Net investment income(a)	0.42	0.30	0.32	0.19	0.16
Net realized and unrealized gain (loss) on investments	1.03	5.03	3.31	(0.72)	2.45
Total from investment operations	1.45	5.33	3.63	(0.53)	2.61
Distributions to shareholders from:
Net investment income	(0.37)	(0.29)	(0.35)	(0.19)	(0.18)
Net asset value at end of year	$25.75	$24.67	$19.63	$16.35	$17.07
Market price at end of year(b)	$25.75	$24.68	$19.61	$16.33	$17.08
Net Asset Value Total Return(c)	5.91%	27.29%	22.56%	(3.01)%	18.03%
Market Price Total Return(c)	5.87%	27.47%	22.58%	(3.18)%	18.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$72,093	$65,376	$48,084	$52,312	$72,540
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.43%	0.63%
Expenses, prior to Waivers	0.55%	0.54%	0.70%	0.64%	0.80%
Net investment income, after Waivers	1.65%	1.31%	1.87%	1.28%	1.14%
Portfolio turnover rate(d)	5%	43%	31%	109%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Zacks Micro Cap Portfolio (PZI)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$16.26	$13.57	$11.34	$12.53	$11.69
Net investment income(a)	0.21	0.20	0.20	0.10	0.04
Net realized and unrealized gain (loss) on investments	(0.09)	2.65	2.25	(1.16)	0.88
Total from investment operations	0.12	2.85	2.45	(1.06)	0.92
Distributions to shareholders from:
Net investment income	(0.31)	(0.16)	(0.22)	(0.13)	(0.08)
Net asset value at end of year	$16.07	$16.26	$13.57	$11.34	$12.53
Market price at end of year(b)	$16.05	$16.25	$13.54	$11.32	$12.52
Net Asset Value Total Return(c)	0.71%	21.06%	21.95%	(8.34)%	7.97%
Market Price Total Return(c)	0.64%	21.25%	21.90%	(8.42)%	7.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$28,920	$61,782	$42,055	$34,019	$98,964
Ratio to average net assets of:
Expenses, after Waivers(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers(d)	0.90%	0.79%	0.98%	0.92%	0.85%
Net investment income, after Waivers	1.28%	1.29%	1.72%	0.92%	0.39%
Portfolio turnover rate(e)	115%	123%	96%	67%	61%

(a)	Based on average shares outstanding.

(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Such indirect expenses are not included in the expense ratio shown. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Large Cap Growth Portfolio (PWB)	“Dynamic Large Cap Growth Portfolio”
PowerShares Dynamic Large Cap Value Portfolio (PWV)	“Dynamic Large Cap Value Portfolio”
PowerShares Fundamental Pure Large Core Portfolio (PXLC)	“ Fundamental Pure Large Core Portfolio”
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)	“ Fundamental Pure Large Growth Portfolio”
PowerShares Fundamental Pure Large Value Portfolio (PXLV)	“ Fundamental Pure Large Value Portfolio”
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)	“ Fundamental Pure Mid Core Portfolio”
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)	“ Fundamental Pure Mid Growth Portfolio”
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)	“ Fundamental Pure Mid Value Portfolio”
PowerShares Fundamental Pure Small Core Portfolio (PXSC)	“ Fundamental Pure Small Core Portfolio”
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)	“ Fundamental Pure Small Growth Portfolio”
PowerShares Fundamental Pure Small Value Portfolio (PXSV)	“ Fundamental Pure Small Value Portfolio”
PowerShares Zacks Micro Cap Portfolio (PZI)	“Zacks Micro Cap Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index
Fundamental Pure Large Core Portfolio	RAFI® Fundamental Large Core Index
Fundamental Pure Large Growth Portfolio	RAFI® Fundamental Large Growth Index
Fundamental Pure Large Value Portfolio	RAFI® Fundamental Large Value Index
Fundamental Pure Mid Core Portfolio	RAFI® Fundamental Mid Core Index
Fundamental Pure Mid Growth Portfolio	RAFI® Fundamental Mid Growth Index
Fundamental Pure Mid Value Portfolio	RAFI® Fundamental Mid Value Index
Fundamental Pure Small Core Portfolio	RAFI® Fundamental Small Core Index
Fundamental Pure Small Growth Portfolio	RAFI® Fundamental Small Growth Index
Fundamental Pure Small Value Portfolio	RAFI® Fundamental Small Value Index
Zacks Micro Cap Portfolio	Zacks Micro Cap IndexTM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the

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Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of

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valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Fundamental Pure Large Growth Portfolio and Fundamental Pure Large Value Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Core Risk. For Fundamental Pure Large Core Portfolio, Fundamental Pure Mid Core Portfolio and Fundamental Pure Small Core Portfolio, the returns on “core” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Small and Medium Capitalization Company Risk. For Fundamental Pure Mid Core Portfolio , Fundamental Pure Mid Growth Portfolio, Fundamental Pure Mid Value Portfolio, Fundamental Pure Small Core Portfolio, Fundamental Pure Small Growth Portfolio and Fundamental Pure Small Value Portfolio, investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For Dynamic Large Cap Growth Portfolio, Fundamental Pure Large Growth Portfolio, Fundamental Pure Mid Growth Portfolio and Fundamental Pure Small Growth Portfolio, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Micro Capitalization Company Risk. Zacks Micro Cap Portfolio’s investments in the securities of micro capitalization companies involve substantially greater risks of loss and price fluctuations. Micro capitalization companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro capitalization company.

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REIT Risk. For each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio), although the Funds will not invest in real estate directly, the REITs in which the Funds invest are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Value Risk. For Dynamic Large Cap Value Portfolio, Fundamental Pure Large Value Portfolio, Fundamental Pure Mid Value Portfolio and Fundamental Pure Small Value Portfolio, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

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G. Securities Lending

During the fiscal year ended April 30, 2015, Fundamental Pure Mid Value Portfolio, Fundamental Pure Small Growth Portfolio, Fundamental Pure Small Value Portfolio, and Zacks Micro Cap Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio) has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio) from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2016. The Expense Cap for each of Dynamic Large Cap Growth Portfolio, Dynamic Large Cap Value Portfolio and Zacks Micro Cap Portfolio is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2016, and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Offering costs excluded from each Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2016. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Large Cap Growth Portfolio and Dynamic Large Cap Value Portfolio.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2015, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth Portfolio	$252
Dynamic Large Cap Value Portfolio	771
Fundamental Pure Large Core Portfolio	76,285
Fundamental Pure Large Growth Portfolio	45,676
Fundamental Pure Large Value Portfolio	79,862
Fundamental Pure Mid Core Portfolio	80,153
Fundamental Pure Mid Growth Portfolio	64,395
Fundamental Pure Mid Value Portfolio	86,879
Fundamental Pure Small Core Portfolio	91,689
Fundamental Pure Small Growth Portfolio	93,211
Fundamental Pure Small Value Portfolio	109,115
Zacks Micro Cap Portfolio	77,182

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The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2015 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/16	4/30/17	4/30/18
Fundamental Pure Large Core Portfolio	$253,833	$105,264	$72,372	$76,197
Fundamental Pure Large Growth Portfolio	195,202	94,097	55,612	45,493
Fundamental Pure Large Value Portfolio	260,532	99,141	81,582	79,809
Fundamental Pure Mid Core Portfolio	269,387	109,592	79,739	80,056
Fundamental Pure Mid Growth Portfolio	234,702	117,856	52,601	64,245
Fundamental Pure Mid Value Portfolio	297,131	125,577	84,721	86,833
Fundamental Pure Small Core Portfolio	292,861	114,500	86,766	91,595
Fundamental Pure Small Growth Portfolio	324,187	142,898	88,188	93,101
Fundamental Pure Small Value Portfolio	342,645	145,112	88,541	108,992
Zacks Micro Cap Portfolio	213,580	86,324	50,214	77,042

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth Portfolio	NYSE Arca, Inc.
Dynamic Large Cap Value Portfolio	NYSE Arca, Inc.
Fundamental Pure Large Core Portfolio	Research Affiliates, LLC
Fundamental Pure Large Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Large Value Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Core Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Mid Value Portfolio	Research Affiliates, LLC
Fundamental Pure Small Core Portfolio	Research Affiliates, LLC
Fundamental Pure Small Growth Portfolio	Research Affiliates, LLC
Fundamental Pure Small Value Portfolio	Research Affiliates, LLC
Zacks Micro Cap Portfolio	Zacks Investment Research

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended April 30, 2015.

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Fundamental Pure Mid Core Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2015	Dividend Income
Invesco Ltd.	$353,579	$106,728	$(92,735)	$35,203	$20,703	$423,478	$9,076

Fundamental Pure Mid Growth Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2015	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$417,084	$8,329	$(48,808)	$(27,001)	$(2,041)	$347,563	$45,305

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Fundamental Pure Small Growth Portfolio
Equity Securities	$33,567,311	$0	$—	$33,567,311

Fundamental Pure Small Value Portfolio
Equity Securities	$73,673,715	$—	$66,629	$73,740,344

Zacks Micro Cap Portfolio
Equity Securities	$29,246,962	$—	$2,209	$29,249,171

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2015 and 2014:

	2015	2014
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Dynamic Large Cap Growth Portfolio	$1,697,893	$1,108,791	$—
Dynamic Large Cap Value Portfolio	18,202,206	13,897,107	—
Fundamental Pure Large Core Portfolio	759,003	612,506	—
Fundamental Pure Large Growth Portfolio	2,084,013	2,133,201	65,835
Fundamental Pure Large Value Portfolio	752,115	263,618	7,335

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	2015	2014
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Fundamental Pure Mid Core Portfolio	$386,382	$309,864	$—
Fundamental Pure Mid Growth Portfolio	1,325,669	1,178,058	—
Fundamental Pure Mid Value Portfolio	710,318	549,786	—
Fundamental Pure Small Core Portfolio	180,742	198,389	—
Fundamental Pure Small Growth Portfolio	404,987	268,388	—
Fundamental Pure Small Value Portfolio	1,010,155	729,968	—
Zacks Micro Cap Portfolio	822,121	512,267	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth Portfolio	$460,299	$(28,025)	$33,962,379	—	$(250,966,076)	$(2,249,876)	$546,400,708	$327,579,409
Dynamic Large Cap Value Portfolio	3,120,356	(35,041)	62,759,396	—	(145,355,549)	(10,797,284)	1,177,651,020	1,087,342,898
Fundamental Pure Large Core Portfolio	95,211	(12,841)	7,895,156	—	(10,492,653)	—	44,763,739	42,248,612
Fundamental Pure Large Growth Portfolio	303,639	(8,640)	31,198,330	—	(969,474)	—	114,978,251	145,502,106
Fundamental Pure Large Value Portfolio	120,376	(7,404)	2,853,029	—	(11,234)	(833)	38,393,574	41,347,508
Fundamental Pure Mid Core Portfolio	60,413	(12,313)	4,893,778	—	(10,472,371)	—	39,822,746	34,292,253
Fundamental Pure Mid Growth Portfolio	253,629	(19,792)	16,935,747	—	(163,473,317)	(18,148)	234,192,319	87,870,438
Fundamental Pure Mid Value Portfolio	137,601	(13,702)	9,388,548	(14)	(41,952,460)	—	84,777,673	52,337,646
Fundamental Pure Small Core Portfolio	39,202	(11,929)	2,217,866	—	(9,784,565)	—	23,692,159	16,152,733
Fundamental Pure Small Growth Portfolio	93,218	(13,189)	4,998,808	—	(37,099,000)	(27,847)	64,838,654	32,790,644
Fundamental Pure Small Value Portfolio	261,673	(14,832)	8,588,413	—	(40,465,486)	(142,620)	103,865,705	72,092,853
Zacks Micro Cap Portfolio	96,755	(14,535)	1,392,258	—	(79,393,172)	(3,715,530)	110,553,847	28,919,623

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

99

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2015:

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Large Cap Growth Portfolio	$14,024,455	$68,715,641	$131,638,879	$15,986,258	$20,582,809	$18,034	$250,966,076	$10,916,066
Dynamic Large Cap Value Portfolio	2,783,761	22,558,581	56,819,182	17,964,198	38,020,548	7,209,279	145,355,549	1,378,743
Fundamental Pure Large Core Portfolio	87,112	2,328,337	5,621,834	1,626,267	829,103	—	10,492,653	—
Fundamental Pure Large Growth Portfolio	—	—	—	—	24,931	944,543	969,474	—
Fundamental Pure Large Value Portfolio	—	—	—	—	9,836	1,398	11,234	—
Fundamental Pure Mid Core Portfolio	628,828	3,815,763	3,611,366	741,893	1,465,270	209,251	10,472,371	—
Fundamental Pure Mid Growth Portfolio	5,112,579	54,769,394	82,364,246	12,021,724	7,035,157	2,170,217	163,473,317	8,055,857
Fundamental Pure Mid Value Portfolio	5,347,255	12,697,113	18,996,863	2,751,107	2,160,122	—	41,952,460	2,384,765
Fundamental Pure Small Core Portfolio	1,028,300	2,738,120	2,009,294	2,491,519	1,256,052	261,280	9,784,565	—
Fundamental Pure Small Growth Portfolio	6,666,558	9,888,431	10,392,627	4,547,805	4,862,993	740,586	37,099,000	13,094,039
Fundamental Pure Small Value Portfolio	8,615,687	16,547,947	9,588,502	5,376,983	336,367	—	40,465,486	3,929,009
Zacks Micro Cap Portfolio	14,330,930	28,782,755	12,380,833	7,234,973	15,688,279	975,402	79,393,172	15,172,527

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Large Cap Growth Portfolio	$416,125,803	$417,359,280
Dynamic Large Cap Value Portfolio	773,989,345	767,396,811
Fundamental Pure Large Core Portfolio	1,323,574	1,269,861
Fundamental Pure Large Growth Portfolio	2,792,515	2,075,045
Fundamental Pure Large Value Portfolio	891,558	767,746
Fundamental Pure Mid Core Portfolio	1,450,779	1,403,273
Fundamental Pure Mid Growth Portfolio	2,362,187	2,256,952
Fundamental Pure Mid Value Portfolio	1,878,353	1,768,669
Fundamental Pure Small Core Portfolio	1,086,121	1,010,018
Fundamental Pure Small Growth Portfolio	1,893,501	1,929,434
Fundamental Pure Small Value Portfolio	3,993,900	3,679,155
Zacks Micro Cap Portfolio	45,228,553	45,557,159

For the fiscal year ended April 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Large Cap Growth Portfolio	$345,813,120	$348,101,087
Dynamic Large Cap Value Portfolio	912,612,251	687,683,240
Fundamental Pure Large Core Portfolio	1,925,041	3,751,879
Fundamental Pure Large Growth Portfolio	28,194,966	6,617,977

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	Cost of Securities Received	Value of Securities Delivered
Fundamental Pure Large Value Portfolio	$25,392,093	$—
Fundamental Pure Mid Core Portfolio	8,075,013	7,391,714
Fundamental Pure Mid Growth Portfolio	1,625,752	10,843,528
Fundamental Pure Mid Value Portfolio	6,646,020	—
Fundamental Pure Small Growth Portfolio	1,286,302	—
Fundamental Pure Small Value Portfolio	6,254,932	2,593,185
Zacks Micro Cap Portfolio	22,407,635	54,146,737

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
Dynamic Large Cap Growth Portfolio	$37,343,657	$(3,381,278)	$33,962,379	$293,715,828
Dynamic Large Cap Value Portfolio	86,429,267	(23,669,871)	62,759,396	1,024,181,145
Fundamental Pure Large Core Portfolio	8,366,590	(471,434)	7,895,156	34,398,736
Fundamental Pure Large Growth Portfolio	31,560,057	(361,727)	31,198,330	114,393,282
Fundamental Pure Large Value Portfolio	3,803,899	(950,870)	2,853,029	38,500,215
Fundamental Pure Mid Core Portfolio	5,777,951	(884,173)	4,893,778	29,469,266
Fundamental Pure Mid Growth Portfolio	19,670,922	(2,735,175)	16,935,747	71,011,754
Fundamental Pure Mid Value Portfolio	11,810,772	(2,422,224)	9,388,548	44,688,531
Fundamental Pure Small Core Portfolio	2,863,875	(646,009)	2,217,866	14,019,970
Fundamental Pure Small Growth Portfolio	7,267,801	(2,268,993)	4,998,808	28,568,503
Fundamental Pure Small Value Portfolio	13,823,995	(5,235,582)	8,588,413	65,151,931
Zacks Micro Cap Portfolio	2,367,225	(974,967)	1,392,258	27,856,913

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2015, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth Portfolio	$92,211	$(30,855,776)	$30,763,565
Dynamic Large Cap Value Portfolio	—	(112,233,611)	112,233,611
Fundamental Pure Large Core Portfolio	—	(792,031)	792,031
Fundamental Pure Large Growth Portfolio	—	(1,997,385)	1,997,385
Fundamental Pure Mid Core Portfolio	—	(1,293,548)	1,293,548
Fundamental Pure Mid Growth Portfolio	—	5,890,266	(5,890,266)
Fundamental Pure Mid Value Portfolio	(9,253)	2,394,018	(2,384,765)
Fundamental Pure Small Core Portfolio	856	(856)	—
Fundamental Pure Small Growth Portfolio	760	13,094,210	(13,094,970)
Fundamental Pure Small Value Portfolio	(16,994)	3,155,045	(3,138,051)
Zacks Micro Cap Portfolio	11,069	8,870,923	(8,881,992)

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

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The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

The Board of Trustees of the Trust (the “Board”) approved a change to the ticker and a reduction of the management fee and expense cap for Fundamental Pure Large Core Portfolio, Fundamental Pure Mid Core Portfolio and Fundamental Pure Small Core Portfolio.

In addition, the Board approved changes to the name, investment objective, principal investment strategy, investment policy and underlying index for each of the Funds listed below. These changes went into effect as of the close of markets on May 22, 2015.

Previous Fund Name	New Fund Name	Previous Index Name	New Index Name	Previous Ticker	New Ticker	Management Fee Reduction	Expense Cap Change
PowerShares Fundamental Pure Large Core Portfolio	PowerShares Russell Top 200 Equal Weight Portfolio	RAFI® Fundamental Large Core Index	Russell Top 200 Equal Weight Index	PXLC	EQWL	0.29% to 0.25%	0.39% to 0.25%
PowerShares Fundamental Pure Large Growth Portfolio	PowerShares Russell Top 200 Pure Growth Portfolio	RAFI® Fundamental Large Growth Index	Russell Top 200 Pure Growth Index	No Ticker change	No Ticker change	No change	No change
PowerShares Fundamental Pure Large Value Portfolio	PowerShares Russell Top 200 Pure Value Portfolio	RAFI® Fundamental Large Value Index	Russell Top 200 Pure Value Index	No Ticker change	No Ticker change	No change	No change
PowerShares Fundamental Pure Mid Core Portfolio	PowerShares Russell Midcap Equal Weight Portfolio	RAFI® Fundamental Mid Core Index	Russell Midcap Equal Weight Index	PXMC	EQWM	0.29% to 0.25%	0.39% to 0.25%
PowerShares Fundamental Pure Mid Growth Portfolio	PowerShares Russell Midcap Pure Growth Portfolio	RAFI® Fundamental Mid Growth Index	Russell Midcap Pure Growth Index	No Ticker change	No Ticker change	No change	No change
PowerShares Fundamental Pure Mid Value Portfolio	PowerShares Russell Midcap Pure Value Portfolio	RAFI® Fundamental Mid Value Index	Russell Midcap Pure Value Index	No Ticker change	No Ticker change	No change	No change

102

Previous Fund Name	New Fund Name	Previous Index Name	New Index Name	Previous Ticker	New Ticker	Management Fee Reduction	Expense Cap Change
PowerShares Fundamental Pure Small Core Portfolio	PowerShares Russell 2000 Equal Weight Portfolio	RAFI® Fundamental Small Core Index	Russell 2000 Equal Weight Index	PXSC	EQWS	0.29% to 0.25%	0.39% to 0.25%
PowerShares Fundamental Pure Small Growth Portfolio	PowerShares Russell 2000 Pure Growth Portfolio	RAFI® Fundamental Small Growth Index	Russell 2000 Pure Growth Index	No Ticker change	No Ticker change	No change	No change
PowerShares Fundamental Pure Small Value Portfolio	PowerShares Russell 2000 Pure Value Portfolio	RAFI® Fundamental Small Value Index	Russell 2000 Pure Value Index	No Ticker change	No Ticker change	No change	No change

103

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares Zacks Micro Cap Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2015

104

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2015.

In addition to the fees and expenses which the PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Zacks Micro Cap Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly are included in each Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Large Cap Growth Portfolio (PWB)
Actual	$1,000.00	$1,072.95	0.57%	$2.93
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Dynamic Large Cap Value Portfolio (PWV)
Actual	1,000.00	1,034.27	0.57	2.88
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Fundamental Pure Large Core Portfolio (PXLC)
Actual	1,000.00	1,035.66	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Large Growth Portfolio (PXLG)
Actual	1,000.00	1,060.55	0.39	1.99
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

105

Fees and Expenses (continued)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Fundamental Pure Large Value Portfolio (PXLV)
Actual	$1,000.00	$1,012.72	0.39%	$1.95
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Mid Core Portfolio (PXMC)
Actual	1,000.00	1,055.54	0.39	1.99
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Mid Growth Portfolio (PXMG)
Actual	1,000.00	1,037.51	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Mid Value Portfolio (PXMV)
Actual	1,000.00	1,035.85	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Small Core Portfolio (PXSC)
Actual	1,000.00	1,050.28	0.39	1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Small Growth Portfolio (PXSG)
Actual	1,000.00	1,046.25	0.39	1.98
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Fundamental Pure Small Value Portfolio (PXSV)
Actual	1,000.00	1,032.14	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
PowerShares Zacks Micro Cap Portfolio (PZI)
Actual	1,000.00	996.29	0.70	3.46
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

106

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2015:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
Dynamic Large Cap Growth Portfolio	100%	100%
Dynamic Large Cap Value Portfolio	100%	100%
Fundamental Pure Large Core Portfolio	100%	100%
Fundamental Pure Large Growth Portfolio	100%	100%
Fundamental Pure Large Value Portfolio	100%	100%
Fundamental Pure Mid Core Portfolio	100%	100%
Fundamental Pure Mid Growth Portfolio	93%	93%
Fundamental Pure Mid Value Portfolio	100%	100%
Fundamental Pure Small Core Portfolio	100%	100%
Fundamental Pure Small Growth Portfolio	100%	98%
Fundamental Pure Small Value Portfolio	85%	85%
Zacks Micro Cap Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

107

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	120	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Retired. Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	120	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	120	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

108

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	120	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

109

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

110

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

111

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007–2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

112

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2014, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares Global Listed Private Equity Portfolio and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the

113

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[1], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[1], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[1], PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2016, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[2], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[2], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[2], PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

[1]	The annual management fee for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced to 0.25% of each Fund’s average daily net assets, effective May 22, 2015.
[2]	The Expense Cap for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced such that annual operating expenses of each Fund will not exceed 0.25% of its average daily net assets, effective May 22, 2015.

114

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

—	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio	X	N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio	X	N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X

115

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio			X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio	X		X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio	X	X	X
PowerShares Global Listed Private Equity Portfolio	X	N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio			X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

[3]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio		N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X

116

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio		X	X
PowerShares DWA Utilities Momentum Portfolio		X	X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio		N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio		X	X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio		X	X
PowerShares Dynamic Software Portfolio		X	X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X	X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio		X	X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio		X	X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

117

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

118

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-5
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2015

2015 Annual Report to Shareholders

PPA	PowerShares Aerospace & Defense Portfolio

PZD	PowerShares CleantechTM Portfolio

PDP	PowerShares DWA Momentum Portfolio

PSP	PowerShares Global Listed Private Equity Portfolio

PGJ	PowerShares Golden Dragon China Portfolio

PBP	PowerShares S&P 500 BuyWrite Portfolio

SPHQ	PowerShares S&P 500® High Quality Portfolio

PHO	PowerShares Water Resources Portfolio

PBW	PowerShares WilderHill Clean Energy Portfolio

PUW	PowerShares WilderHill Progressive Energy Portfolio

2

The Market Environment

Domestic Equity

Slow and steady improvement in the US economy and continued low interest rates led the US equity market higher during the fiscal year ended April 30, 2015. As the US economy continued along a slow growth path, the US Federal Reserve steadily reduced its asset purchase program, finally ending all purchases in October 2014. The reporting period began with corporate earnings bouncing back from a weather-related downturn resulting from an unusually harsh winter that negatively affected consumer spending. Stocks generally rallied through the summer of 2014 despite political upheaval in Ukraine and signs of economic sluggishness in China. In mid-September, as investors wrestled with evidence that economic growth appeared to be stronger in the US than in the rest of the world, the price of oil began a sharp and prolonged decline, causing US equities to fall. US equities recovered before the end of calendar year 2014, however. As calendar year 2015 began, investors were generally heartened by positive US economic data, but there was concern that if Greece failed to reach an agreement with the eurozone on a financial bailout plan, the repercussions would be felt more broadly. On balance, however, the general trend for US equities was positive.

International Equity

Global equities delivered generally moderate returns for the fiscal year ended April 30, 2015. Factors affecting global equity markets’ performance included generally positive, but subdued, economic growth, as well as varied monetary policies implemented by central banks around the world—and the effects those varied policies had on currencies.

In the US, the economy continued to expand, albeit slowly. While the US Federal Reserve Bank ended its quantitative easing program and suggested it was more comfortable with raising interest rates, the European Central Bank implemented new and more stimulative monetary policy in the form of asset purchases in an effort to prevent deflation. This policy divergence supported the continued strength of the US dollar. Meanwhile, the Bank of Japan increased its already extraordinary monetary stimulus, driving the yen lower and Japanese equities higher.

While a more aggressive monetary policy in the Eurozone failed to immediately ignite economic recovery, it briefly boosted European equity prices. Equity markets’ performance in emerging markets was mixed. In Russia, markets declined significantly—the result of a sharp drop in energy prices and heightened concerns about a possible recession. China continued to struggle to balance structural reforms with its desire for growth, while other Asian exporting countries also faced headwinds from slower global consumption.

Global equity markets pulled back at various points during the year in reaction to economic and geopolitical developments. In particular, ongoing geopolitical tensions in Ukraine and the Middle

East, along with the election of a new anti-austerity Greek government increased volatility and weakened the outlook for global economic growth. Nonetheless, most global equity markets ended the fiscal year in positive territory.

3

PPA	Manager’s Analysis
PowerShares Aerospace & Defense Portfolio (PPA)

As an index fund, the PowerShares Aerospace & Defense Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the SPADETM Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of aerospace and defense companies that comprise the Index.

ISBC, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects constituents for the Index such that it seeks to measure the performance of securities in the defense, military, homeland security and space marketplace. The Index includes securities of companies that are principally engaged in the research the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations listed on the NYSE, NYSE MKT or quoted on the NASDAQ. To have its securities eligible for inclusion in the Index, a company’s securities must, during the 25 days prior to the date that its securities are included in the Index, have maintained a minimum $100 million market cap, a minimum $5 daily sale price and an average daily trading volume of 50,000 shares. A company must also have a quarterly sales/revenue/ turnover of at least $10 million for the two announced quarters prior to the inclusion date. Companies that qualify and are selected for inclusion in the Index are weighted according to a modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 11.96%. On a net asset value (“NAV”) basis, the Fund returned 11.99%. During the same time period, the Index returned 12.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Aerospace & Defense Index (the “Benchmark Index”) returned 9.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Index, and as such the Fund, limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well. More specifically, relative to the Benchmark Index, the Fund was most overweight in the IT services industry and most underweight in the aerospace & defense industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the aerospace & defense industry.

For the fiscal year ended April 30, 2015, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the IT services and containers & packaging industries, respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the machinery and leisure products industries (no longer held), respectively.

Positions that contributed most significantly to the Fund’s return included General Dynamics Corp., an aerospace & defense company (portfolio average weight of 5.79%), and Northrop Grumman Corp., an aerospace & defense company (portfolio average weight of 4.63%). Positions that detracted most significantly from the Fund’s return included Precision Castparts Corp., an aerospace & defense company (portfolio average weight of 4.58%), and Intelsat SA, a diversified telecommunication services company (portfolio average weight of 0.65%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Aerospace & Defense	77.4
IT Services	7.5
Communications Equipment	4.0
Containers & Packaging	3.5
Machinery	2.5
Software	2.2
Electronic Equipment, Instruments & Components	2.1
Diversified Telecommunication Services	0.4
Trading Companies & Distributors	0.4
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Honeywell International, Inc.	6.5
United Technologies Corp.	6.4
Boeing Co. (The)	6.3
Lockheed Martin Corp.	6.1
General Dynamics Corp.	5.9
Precision Castparts Corp.	4.6
Northrop Grumman Corp.	4.4
Raytheon Co.	4.3
Rockwell Collins, Inc.	4.2
Textron, Inc.	4.0
Total	52.7

4

PowerShares Aerospace & Defense Portfolio (PPA) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
SPADETM Defense Index	12.68%	23.95%	90.44%	15.59%	106.35%	1.42%	179.73%
S&P Composite 1500 Aerospace & Defense Index	9.39	22.48	83.75	15.82	108.40	12.69	211.66
Fund
NAV Return	11.99	23.15	86.78	14.84	99.71	10.70	163.00
Market Price Return	11.96	23.15	86.77	14.82	99.60	10.71	163.04

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69%, and the net annual operating expense ratio was indicated as 0.66%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

5

PZD	Manager’s Analysis
PowerShares CleantechTM Portfolio (PZD)

As an index fund, the PowerShares CleantechTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of The CleantechTM Index (PI) (the “Index”). The Fund generally will invest at least 90% of its total assets in stocks of clean technology (or “cleantech”) companies that comprise the Index and American depositary receipts based on the stocks in the Index.

Cleantech Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider identifies the securities comprising the Index and considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products across a broad range of industries. To be eligible for inclusion in the Index, a company must derive at least 50% of its revenue or operating profit from cleantech businesses, maintain a three-month average market capitalization of at least $200 million, maintain a one-month average floated market capitalization of at least $150 million, maintain a listing on a securities exchange, and have a minimum average trading value of at least $200,000 per trading day for the trailing three-month period. The Index Provider further screens securities that meet the selection criteria. These screens include, but are not limited to, profitability, earnings growth and quality, business strategy, industry leadership and position, sector redundancy, intellectual property, impact on the environment, management quality, solvency, existing litigation and governance issues. In general, the Index equally weights its component securities within several bands based upon their market capitalization. Below a certain threshold, the Index Provider determines the bands based upon floated market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (3.61)%. On a net asset value (“NAV”) basis, the Fund returned (3.33)%. During the same time period, the Index returned (4.17)%. During the fiscal year, the Fund fully replicated the components of the Index. The Fund outperformed the return of its Index, despite incurring fees and operating expenses, primarily due to the Index being calculated on a price return basis, which does not reflect any dividend income received from constituent securities, while the Fund’s NAV is calculated inclusive of any dividend income received.

For the fiscal year ended April 30, 2015, the software industry contributed most significantly to the Fund’s return, followed by the independent power and renewable electricity producers and aerospace & defense industries, respectively. The semiconductors & semiconductor equipment industry detracted most significantly from the Fund’s return, followed by the electronic equipment, instruments & components and professional services industries, respectively.

Positions that contributed most significantly to the Fund’s return included Polypore International, Inc., an electrical equipment company (no longer held at fiscal year-end), and Roper Technologies, Inc., an industrial conglomerates company (portfolio average weight of 3.13%). Positions that detracted most significantly from the Fund’s return included GT Advanced Technologies Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and Trimble Navigation Ltd., an electronic equipment & instruments company (portfolio average weight of 2.77%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Electrical Equipment	17.8
Machinery	15.7
Chemicals	8.8
Software	7.4
Semiconductors & Semiconductor Equipment	7.4
Professional Services	6.7
Industrial Conglomerates	6.5
Electronic Equipment, Instruments & Components	6.4
Auto Components	5.9
Independent Power and Renewable Electricity Producers	4.2
Commercial Services & Supplies	3.2
Life Sciences Tools & Services	2.4
Aerospace & Defense	2.4
Construction & Engineering	2.0
Building Products	1.6
Communications Equipment	0.8
Real Estate Investment Trusts	0.6
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Vestas Wind Systems A/S	3.1
Johnson Controls, Inc.	3.0
ABB Ltd.	3.0
Koninklijke DSM NV	2.9
BorgWarner, Inc.	2.9
Trimble Navigation Ltd.	2.9
Siemens AG	2.9
Roper Technologies, Inc.	2.9
Sensata Technologies Holding NV	2.9
Novozymes A/S, Class B	2.9
Total	29.4

6

PowerShares CleantechTM Portfolio (PZD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Cleantech™ Index (The) (PI)	(4.17)%	10.07%	33.35%	4.05%	21.94%	2.50%	23.42%
Fund
NAV Return	(3.33)	10.93	36.50	4.92	27.15	3.03	28.98
Market Price Return	(3.61)	10.97	36.66	5.04	27.90	3.01	28.70

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72%, and the net annual operating expense ratio was indicated as 0.67%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

PI —	Price only, and does not reflect dividend paid by the holdings in the Index

7

PDP	Manager’s Analysis
PowerShares DWA Momentum Portfolio (PDP)

As an index fund, the PowerShares DWA Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes common stocks pursuant to a proprietary selection methodology that is designed to identify companies listed on the NYSE, NYSE MKT or the NASDAQ that demonstrate powerful relative strength characteristics. The Index Provider evaluates companies quarterly and ranks a universe of mid- and large-capitalization U.S. stocks traded on the NYSE, NYSE MKT or the NASDAQ using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the approximately 1,000 largest companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. The Index Provider identifies approximately 100 of these stocks for inclusion in the Underlying Index. The stocks that the Index Provider includes receive a modified equal weighting.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 15.19%. On a net asset value (“NAV”) basis, the Fund returned 15.13%. During the same time period, the Index returned 14.93%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 16.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,880 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and exposure to growth stocks. The Benchmark Index performance comparison is a useful measure for investors as a broad representation of the U.S. growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

More specifically, relative to the Benchmark Index, the Fund was overweight in the consumer discretionary sector and underweight in the information technology sector during the fiscal year ended April 30, 2015. Therefore, a majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the consumer discretionary sector.

For the fiscal year ended April 30, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the health care and information technology sectors, respectively. The energy (no longer held) sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., an information technology company (portfolio average weight of 3.09%), and O’Reilly Automotive, Inc., a consumer discretionary company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return included FMC Corp., a materials company (no longer held at fiscal year-end), and ONEOK, Inc., a utilities company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Consumer Discretionary	31.1
Health Care	21.7
Industrials	17.4
Materials	8.6
Information Technology	8.1
Consumer Staples	5.7
Financials	4.7
Utilities	2.2
Telecommunication Services	0.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Jazz Pharmaceuticals PLC	3.1
Apple, Inc.	3.0
O’Reilly Automotive, Inc.	2.9
Regeneron Pharmaceuticals, Inc.	2.5
Alexion Pharmaceuticals, Inc.	2.5
Dillard’s, Inc., Class A	2.5
Domino’s Pizza, Inc.	2.3
Ball Corp.	2.2
Henry Schein, Inc.	2.2
Medivation, Inc.	2.0
Total	25.2

8

PowerShares DWA Momentum Portfolio (PDP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dorsey Wright Technical Leaders™ Index	14.93%	15.25%	53.07%	14.96%	100.82%	7.47%	80.11%
Russell 3000® Growth Index	16.50	16.64	58.69	15.45	105.08	8.84	91.42
Fund
NAV Return	15.13	15.61	54.54	15.26	103.45	7.64	82.38
Market Price Return	15.19	15.60	54.50	15.27	103.50	7.61	81.95

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65%, including acquired fund fees and expenses of 0.01%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PSP	Manager’s Analysis
PowerShares Global Listed Private Equity Portfolio (PSP)

As an index fund, the PowerShares Global Listed Private Equity Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Red Rocks Capital LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes securities in the Index pursuant to a proprietary selection methodology. The Index is comprised of 40 to 75 securities, ADRs and GDRs of listed private equity companies. To be considered for inclusion in the Index, a security must invest a majority of its assets in, lend capital to, or provide services to, private companies, or must have a stated intention to do so. The Index Provider identifies private equity companies that will comprise the Index based upon the reputation, management, financial data, historical performance and the need for diversification within the Index. The Index views diversification from four different perspectives: a) stage of investment; b) type of capital; c) sector; and d) geography. Each listed private equity company must have a market capitalization of at least $100 million before inclusion in the Index. The Index uses float-adjusted, modified market capitalization weightings, with no component having a weight greater than 10%. The combined weight of all Index components that individually equal a 5% or greater weighting of the Index will not exceed 50% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 6.09%. On a net asset value (“NAV”) basis, the Fund returned 6.79%. During the same time period, the Index returned 8.40%. The Fund’s underperformance compared to the Index was due, in part, to the Fund’s fees and operating expenses. In addition, the investment activities of one or more of the Adviser’s affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd., for their proprietary accounts and for client accounts restricted the Fund’s ability to own two securities represented in the Index. The Fund’s inability to own all the securities in the Index resulted in reduced correlation and greater underperformance.

For the fiscal year ended April 30, 2015, the capital markets industry contributed most significantly to the Fund’s return, followed by the metals & mining and internet software & services industries, respectively. The diversified financial services industry detracted most significantly from the Fund’s return, followed by the machinery and industrial conglomerates (no longer held) industries, respectively.

Positions that contributed most significantly to the Fund’s return included Fosun International Ltd., a metals & mining company (portfolio average weight of 3.39%), and 3i Group PLC, a capital markets company (portfolio average weight of 4.45%). Positions that detracted most significantly from the Fund’s return included Ratos AB, a capital markets company (portfolio average weight of 2.6%), and Wendel SA, a diversified financial services company (portfolio average weight of 3.03%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Capital Markets	52.9
Diversified Financial Services	22.4
Metals & Mining	5.6
Machinery	3.6
Internet Software & Services	3.1
Food Products	1.1
Money Market Funds Plus Other Assets Less Liabilities	11.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Fosun International Ltd.	5.6
Onex Corp.	5.2
3i Group PLC	5.1
Partners Group Holding AG	5.0
Melrose Industries PLC	3.6
Eurazeo SA	3.4
Leucadia National Corp.	3.3
Wendel SA	2.9
Brait SE	2.9
IAC/InterActiveCorp.	2.7
Total	39.7

10

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Red Rocks Global Listed Private Equity Index††	8.40%	19.34%	69.98%	12.87%	83.22%	0.05%	0.39%
Fund
NAV Return	6.79	17.84	63.65	11.00	68.52	(2.62)	(20.23)
Market Price Return	6.09	17.65	62.86	10.91	67.82	(2.65)	(20.44)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.05%, including acquired fund fees and expenses of 1.35%, and the net annual operating expense ratio was indicated as 2.04%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Blended-Index returns are based on the inception date of the Fund.

††	The data included as the Blended-Index is comprised of the Red Rocks Capital Listed Private Equity Index from October 24, 2006, the Fund’s inception, until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2015.

11

PGJ	Manager’s Analysis
PowerShares Golden Dragon China Portfolio (PGJ)

As an index fund, the PowerShares Golden Dragon China Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies deriving a majority of their revenues from the People’s Republic of China and that comprise the Index.

The NASDAQ OMX Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes securities in the Index to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities eligible for inclusion in the Index must be issued by a company headquartered or incorporated in the People’s Republic of China, be listed on the NASDAQ, the NYSE or NYSE MKT, have a minimum market capitalization of $100 million and have a minimum three-month average daily dollar trading volume of $250,000, and may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks. The Index Provider calculates the Index’s composition using a modified market capitalization-weighting methodology, such that the maximum weight of any security does not exceed 8% of the Index, while at no time permitting more than five securities to reach that 8% cap. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 22.83%. On a net asset value (“NAV”) basis, the Fund returned 22.79%. During the same time period, the Index returned 23.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the FTSE/Xinhua China 25 Index (the “Benchmark Index”) returned 53.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another index representative of equity exposure to Chinese companies. The Benchmark Index was selected for its recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index primarily because of substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the financials sector.

For the fiscal year ended April 30, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and telecommunication services sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the industrials sector.

Positions that contributed most significantly to the Fund’s return included Vipshop Holdings Ltd. ADR, a consumer discretionary company (portfolio average weight of 6.28%), and NetEase, Inc. ADR, an information technology company (portfolio average weight of 7.35%). Positions that detracted most significantly from the Fund’s return included Qihoo 360 Technology Co. Ltd. ADR, an information technology company (portfolio average weight of 6.37%), and SouFun Holdings Ltd. ADR, an information technology company (portfolio average weight of 2.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Information Technology	46.0
Consumer Discretionary	30.2
Health Care	7.7
Telecommunication Services	7.6
Energy	3.4
Financials	2.5
Industrials	2.0
Utilities	0.4
Materials	0.2
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Ctrip.com International Ltd. ADR	8.5
NetEase, Inc. ADR	8.5
Vipshop Holdings Ltd. Class A ADR	7.8
China Mobile Ltd. ADR	6.6
Baidu, Inc., Class A ADR	6.6
Qihoo 360 Technology Co. Ltd., Class A ADR	4.4
New Oriental Education & Technology Group, Inc. ADR	3.2
WuXi PharmaTech Cayman, Inc. ADR	2.8
SINA Corp.	2.6
Mindray Medical International Ltd., Class A. ADR	2.4
Total	53.4

12

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	23.10%	17.76%	63.31%	7.98%	46.76%	11.91%	208.01%	10.18%	173.92%
FTSE/Xinhua China 25 Index	53.08	14.94	51.85	7.92	46.36	13.98	270.07	13.45	271.17
Fund
NAV Return	22.79	17.66	62.89	7.63	44.45	11.32	192.20	9.68	161.08
Market Price Return	22.83	17.75	63.26	7.59	44.20	11.31	192.01	9.63	159.99

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

13

PBP	Manager’s Analysis
PowerShares S&P 500 BuyWrite Portfolio (PBP)

As an index fund, the PowerShares S&P 500 BuyWrite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the CBOE S&P 500 BuyWriteTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon.

The Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, maintains and calculates the Index. The Index measures the total rate of return of an S&P 500® Index covered call strategy. This strategy consists of holding a long portfolio indexed to the S&P 500® Index and selling a succession of covered call options, each with an exercise price at or above the prevailing price level of the S&P 500® Index. The Index provides a benchmark measure of the total return performance of this hypothetical strategy. The Index reinvests dividends paid on the component stocks underlying the S&P 500® Index and the dollar value of option premiums received from covered call options. The Index assumes that the call options are written (sold) on the third Friday of each month and expire in the next calendar month after they are written. The Index assumes that the call options are held until their expiration. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 4.32%. On a net asset value (“NAV”) basis, the Fund returned 4.48%. During the same time period, the Index returned 5.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 12.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark that does not contain a covered call component.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

During the period, the Fund underperformed the Benchmark Index primarily because of the covered call feature of the Fund. The sale of calls, while providing premium income to the Fund, did not make up for the rising market and the exercise of the options during the period, which resulted in underperformance versus the Benchmark Index.

For the fiscal year ended April 30, 2015, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Apple Inc., an information technology company (portfolio average weight of 3.65%), and Microsoft Corp., an information technology company (portfolio average weight of 2.01%). Positions that detracted most significantly from the Fund’s return included Exxon Mobil Corp., an energy company (portfolio average weight of 2.31%), and International Business Machines Corp., an information technology company (portfolio average weight of 0.94%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Information Technology	20.1
Financials	16.3
Health Care	14.7
Consumer Discretionary	12.6
Industrials	10.4
Consumer Staples	9.6
Energy	8.6
Materials	3.3
Utilities	3.0
Telecommunication Services	2.4
Other Assets Less Liabilities	(1.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Apple, Inc.	4.0
Microsoft Corp.	2.2
Exxon Mobil Corp.	2.0
Johnson & Johnson	1.5
General Electric Co.	1.5
Wells Fargo & Co.	1.4
Berkshire Hathaway, Inc., Class B	1.4
JPMorgan Chase & Co.	1.3
Procter & Gamble Co. (The)	1.2
Verizon Communications, Inc.	1.1
Total	17.6

14

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
CBOE S&P 500 BuyWrite™ Index	5.31%	7.15%	23.03%	7.58%	44.08%	3.74%	31.06%
S&P 500® Index	12.98	16.73	59.05	14.33	95.31	7.27	67.60
Fund
NAV Return	4.48	6.33	20.20	6.72	38.41	2.89	23.36
Market Price Return	4.32	6.24	19.90	6.72	38.41	2.89	23.38

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

15

SPHQ	Manager’s Analysis
PowerShares S&P 500® High Quality Portfolio (SPHQ)

As an index fund, the PowerShares S&P 500® High Quality Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Quality Rankings Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

The Index is designed to provide exposure to the constituents of the S&P 500® Index that S&P Quality Rankings identifies as high quality stocks. Standard & Poor’s has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on U.S. common stocks since 1956. Quality Rankings reflect the long term growth and stability of a company’s earnings and dividends. Standard & Poor’s generates Quality Rankings by using a computerized system based on per-share earnings and dividends records of the most recent 10 years. Standard & Poor’s computes basic scores for earnings and dividends, and then adjusts the basic scores as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trend and cyclicality. Standard & Poor’s then combines adjusted scores for earnings and dividends to yield a final ranking. If a company within the S&P 500® Index does not have a Quality Ranking assigned to it, it is not considered for inclusion within the Index. S&P 500® Index constituents with Quality Rankings of A- or above are selected for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 13.18%. On a net asset value (“NAV”) basis, the Fund returned 13.17%. During the same time period, the Index returned 13.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 12.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark because of its recognition in the market place and to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. stock market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that selects stocks based on S&P Quality Rankings, which takes into account earnings and dividends, while the Benchmark Index does not.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2015.

The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s lower allocation to the energy sector compared to the Benchmark Index.

For the fiscal year ended April 30, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included UnitedHealth Group, Inc., a health care company (portfolio average weight of 1.24%), and Sigma-Aldrich Corp., a materials company (portfolio average weight of 1.22%). Positions that detracted most significantly from the Fund’s return included Mattel, Inc., a consumer discretionary company (portfolio average weight of 0.72%), and International Business Machines Corp., an information technology company (portfolio average weight of 1.12%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Industrials	26.8
Consumer Staples	18.8
Consumer Discretionary	18.6
Health Care	9.2
Materials	8.1
Information Technology	5.8
Financials	5.7
Utilities	5.7
Energy	1.3
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Yum! Brands, Inc.	1.3
W.W. Grainger, Inc.	1.3
International Business Machines Corp.	1.3
Emerson Electric Co.	1.3
Walt Disney Co. (The)	1.3
Sigma-Aldrich Corp.	1.2
Praxair, Inc.	1.2
Lorillard, Inc.	1.2
NIKE, Inc., Class B	1.2
Family Dollar Stores, Inc.	1.2
Total	12.5

16

PowerShares S&P 500® High Quality Portfolio (SPHQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-S&P 500® High Quality Rankings Index††	13.52%	17.41%	61.86%	16.11%	111.03%	5.50%	65.42%
S&P 500® Index	12.98	16.73	59.05	14.33	95.31	7.72	101.26
Fund
NAV Return	13.17	17.03	60.27	15.65	106.91	5.37	63.53
Market Price Return	13.18	17.01	60.19	15.64	106.81	5.32	62.71

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.39%, and the net annual operating expense ratio was indicated as 0.29%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The data known as the Blended-Index is comprised of the original performance of the Value Line Timeliness Select Index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index starting at the conversion date and through April 30, 2015.

17

PHO	Manager’s Analysis
PowerShares Water Resources Portfolio (PHO)

As an index fund, the PowerShares Water Resources Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX US WaterSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks and American depositary receipts (“ADR”) of companies in the water industry that comprise the Index.

NASDAQ OMX Group, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. The Index is comprised of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. Securities eligible for inclusion in the Index include common stocks, ordinary shares, depositary receipts (both American and global), depositary shares or limited partnership interests. Eligible securities must also meet the following criteria: a) have issuers classified by SustainableBusiness.com LLC as participating in the “Green Economy,” an environmental and clean energy sector portion of the NASDAQ OMX Green Economy Global Benchmark Index, which includes 350 securities from 13 different environmental sectors; b) be listed on NASDAQ, NYSE, or NYSE MKT; c) only one security per issuer is permitted; d) the securities must have a minimum worldwide market capitalization of $50 million; and e) the security must have a minimum three-month average daily dollar trading volume of $250,000. The Index Provider evaluates securities annually for eligibility. Each quarter, the Index Provider rebalances the Index using a modified liquidity weighting methodology, such that the maximum weight of any security does not exceed 8% of the Index, while at no time permitting more than five securities to reach that 8% cap. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (2.29)%. On a net asset value (“NAV”) basis, the Fund returned (2.25)%. During the same time period, the Index returned (1.65)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended April 30, 2015, the life sciences tools & services industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and water utilities industries, respectively. The machinery industry detracted most significantly from the Fund’s return, followed by the construction & engineering and commercial services & supplies industries, respectively.

Positions that contributed most significantly to the Fund’s return included Waters Corp., a life sciences tools & services company (portfolio average weight of 8.27%), and Roper Technologies,

Inc., an industrial conglomerates company (portfolio average weight of 8.33%). Positions that detracted most significantly from the Fund’s return included Flowserve Corp., a machinery company (portfolio average weight of 7.69%), and Cia de Saneamento Basico do Estado de Sao Paulo ADR, a water utilities company (portfolio average weight of 3.64%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Machinery	47.6
Water Utilities	17.7
Life Sciences Tools & Services	8.4
Industrial Conglomerates	8.1
Electronic Equipment, Instruments & Components	5.1
Commercial Services & Supplies	4.3
Construction & Engineering	3.8
Electrical Equipment	2.8
Chemicals	2.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Waters Corp.	8.4
Roper Technologies, Inc.	8.1
Pall Corp.	7.8
Flowserve Corp.	7.6
Pentair PLC	7.5
Tetra Tech, Inc.	4.3
Xylem, Inc.	4.2
Mueller Water Products, Inc., Class A	4.1
Aqua America, Inc.	4.1
Valmont Industries, Inc.	4.1
Total	60.2

18

PowerShares Water Resources Portfolio (PHO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-NASDAQ OMX US Water IndexSM,††	(1.65)%	11.76%	39.58%	8.43%	49.91%	7.37%	95.05%
Fund
NAV Return	(2.25)	11.02	36.85	7.60	44.21	6.11	74.57
Market Price Return	(2.29)	11.02	36.82	7.58	44.09	5.98	72.53

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Blended-Index returns are based on the inception date of the Fund.

††	The data known as the Blended-Index is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2015.

19

PBW	Manager’s Analysis
PowerShares WilderHill Clean Energy Portfolio (PBW)

As an index fund, the PowerShares WilderHill Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Index.

WilderHill (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes stocks in the Index that it believes will substantially benefit from a societal transition toward the use of cleaner energy and conservation. The Index uses modified equal dollar weighting. No single stock may exceed 4% of the total Index weight at the quarterly rebalancing. For a stock to be included in the selection universe, the Index Provider must identify a company as one that has a significant exposure to clean energy, or contribute to the advancement of clean energy or be important to the development of clean energy. Companies in the Index generally (i) help prevent pollutants such as carbon dioxide, nitrous oxide, sulfur oxide or particulates—and avoid carbon or contaminants that harm oceans, land, air or ecosystems structure, (ii) work to further renewable energy efforts and do so in ecologically and economically sensible ways and (iii) incorporate the precautionary principles into their pollution prevention and clean energy efforts. Similarly, companies in the Index generally will not have their majority interests in oil or coal, which are the highest-carbon fuels. Large companies with interests outside clean energy may be included if they are significant to this sector. Components with a market capitalization less than $200 million are weighted at rebalance to one-half of a percent (0.50%). To be eligible for the Index, a stock must have: a) three-month average market capitalization of at least $50 million; and b) three-month average closing price above $1.00 if not currently in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (10.36)%. On a net asset value (“NAV”) basis, the Fund returned (10.36)%. During the same time period, the Index returned (12.16)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the revenue that the Fund generated through its securities lending program, despite the fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (PI) (the “Benchmark Index”) returned 20.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,570 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The

Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, the Fund was most overweight in the semiconductors & semiconductor equipment industry and most underweight in the technology hardware, storage & peripherals (no longer held) industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the semiconductors & semiconductor equipment industry, software industry, and technology hardware, storage & peripherals (no longer held) industry.

For the fiscal year ended April 30, 2015, the independent power and renewable electricity producers industry contributed most significantly to the Fund’s return, followed by the chemicals and auto components industries, respectively. The semiconductors & semiconductor equipment industry detracted most significantly from the Fund’s return, followed by the oil, gas & consumable fuels and software industries, respectively.

Positions that contributed most significantly to the Fund’s return included Universal Display Corp., an electronic equipment, instruments & components company (portfolio average weight of 2.27%), and Polypore International, Inc., an electrical equipment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included GT Advanced Technologies Inc., a semiconductors & semiconductor equipment company (no longer held at fiscal year-end), and Aixtron SE ADR, a semiconductors & semiconductor equipment company (portfolio average weight of 2.06%).

20

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Semiconductors & Semiconductor Equipment	29.2
Electrical Equipment	19.4
Independent Power and Renewable Electricity Producers	12.2
Chemicals	6.7
Oil, Gas & Consumable Fuels	6.2
Electronic Equipment, Instruments & Components	5.9
Auto Components	5.0
Software	4.5
Construction & Engineering	4.4
Electric Utilities	2.3
Automobiles	2.2
Internet Software & Services	1.9
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
China Ming Yang Wind Power Group Ltd. ADR	3.7
Solazyme, Inc.	3.3
Hanwha Q Cells Co. Ltd. ADR	3.3
SolarCity Corp.	2.8
Vivint Solar, Inc.	2.7
TerraForm Power, Inc., Class A	2.6
Gentherm, Inc.	2.5
Ballard Power Systems, Inc.	2.4
Pattern Energy Group, Inc.	2.4
JA Solar Holdings Co. Ltd. ADR	2.4
Total	28.1

21

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index	1 Year							Average Annualized	Cumulative
WilderHill Clean Energy Index	(12.16)%	5.58%	17.71%	(9.66)%	(39.81)%	(7.51)%	(54.20)%	9.11%	62.13%
NASDAQ Composite Index (PI)	20.10	17.50	62.21	14.96	100.77	9.91	157.15	N/A	N/A
Fund
NAV Return	(10.36)	7.22	23.25	(8.74)	(36.70)	(6.71)	(50.05)	(8.37)	(58.85)
Market Price Return	(10.36)	7.22	23.25	(8.72)	(36.63)	(6.69)	(49.98)	(8.36)	(58.83)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

PI —	Price Only, and does not reflect dividends paid by the holdings in the Benchmark Index

22

PUW	Manager’s Analysis
PowerShares WilderHill Progressive Energy Portfolio (PUW)

As an index fund, the PowerShares WilderHill Progressive Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill Progressive Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged principally in the progressive energy business that comprise the Index.

Progressive Energy Index LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes companies in the Index pursuant to a proprietary selection methodology. The Index is a modified equal-weighted index composed of companies in transitional energy technologies that improve the use of fossil fuels and nuclear power. The Index Provider includes companies focused on the following areas in the Index: alternative energy; better efficiency; emission reduction; new energy activity; utilities; and energy conversion and storage. To be eligible for the Index, a stock must have: (i) three-month average market capitalization of at least $150 million; (ii) three-month average closing price above $1.00 if not currently in the Index; and (iii) a listing on the NYSE, NYSE MKT or the NASDAQ and, if a foreign company, have its ADRs listed on the NYSE, NYSE MKT or the NASDAQ. Components less than $400 million in market capitalization are set to one-half of a percent (0.5%) weight at the rebalance. No single stock may exceed 5% of the total Index weight at the quarterly rebalancing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (11.54)%. On a net asset value (“NAV”) basis, the Fund returned (11.59)%. During the same time period, the Index returned (11.51)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, and offset, to some extent, by the securities lending revenue generated, during the period.

During this same time period, the NASDAQ Composite Index (PI) (the “Benchmark Index”) returned 20.10%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,570 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of broad-based equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Index employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based on market capitalization. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the oil, gas and consumable fuels industries.

For the fiscal year ended April 30, 2015, the building products industry contributed most significantly to the Fund’s return, followed by the independent power and renewable electricity producers and aerospace & defense industries, respectively. The oil, gas & consumable fuels industry detracted most significantly from the Fund’s return, followed by the machinery and electrical equipment industries.

Positions that contributed most significantly to the Fund’s return included Apogee Enterprises, Inc., a building products company (portfolio average weight of 1.98%), and Clean Energy Fuels Corp., an oil, gas & consumable fuels company (portfolio average weight of 1.83%). Positions that detracted most significantly from the Fund’s return included Nuverra Environmental Solutions, Inc., an energy equipment & services company (no longer held at fiscal year-end), and Advanced Emissions Solutions, Inc., a chemicals company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Oil, Gas & Consumable Fuels	21.6
Electrical Equipment	16.0
Machinery	10.2
Auto Components	6.1
Building Products	5.7
Independent Power and Renewable Electricity Producers	5.6
Construction & Engineering	5.3
Electric Utilities	4.6
Chemicals	4.6
Automobiles	4.1
Energy Equipment & Services	3.1
Electronic Equipment, Instruments & Components	2.0
Food & Staples Retailing	2.0
Aerospace & Defense	2.0
Real Estate Investment Trusts	1.9
Industrial Conglomerates	1.8
Semiconductors & Semiconductor Equipment	1.7
Commercial Services & Supplies	1.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

23

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Clean Energy Fuels Corp.	3.4
McDermott International, Inc.	3.1
Sasol Ltd. ADR	2.5
Range Resources Corp.	2.5
Centrais Eletricas Brasileiras SA ADR	2.4
Southwestern Energy Co.	2.4
GrafTech International Ltd.	2.3
Tenneco, Inc.	2.3
Green Plains, Inc.	2.3
Cameco Corp.	2.3
Total	25.5

24

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
WilderHill Progressive Energy Index	(11.51)%	5.21%	16.45%	4.34%	23.66%	3.17%	30.43%
NASDAQ Composite Index (PI)	20.10	17.50	62.21	14.96	100.77	9.14	110.74
Fund
NAV Return	(11.59)	4.51	14.14	3.55	19.04	2.39	22.27
Market Price Return	(11.54)	4.52	14.19	3.55	19.04	2.39	22.32

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.84%, and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

PI —	Price Only, and does not reflect dividends paid by the holdings in the Benchmark Index

25

Schedule of Investments(a)

PowerShares Aerospace & Defense Portfolio (PPA)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—77.4%
35,759	AAR Corp.	$1,081,352
56,258	Aerojet Rocketdyne Holdings, Inc.(b)	1,106,032
20,969	Aerovironment, Inc.(b)	536,806
6,639	American Science & Engineering, Inc.	248,431
115,394	Boeing Co. (The)	16,540,576
24,139	Cubic Corp.	1,196,812
42,940	Curtiss-Wright Corp.	3,137,196
65,195	DigitalGlobe, Inc.(b)	2,097,323
9,836	Ducommun, Inc.(b)	299,014
32,677	Engility Holdings, Inc.	910,708
27,959	Esterline Technologies Corp.(b)	3,111,557
167,584	Exelis, Inc.	4,109,160
112,772	General Dynamics Corp.	15,485,851
59,919	HEICO Corp.	3,345,877
86,582	Hexcel Corp.	4,342,087
168,165	Honeywell International, Inc.	16,971,212
43,890	Huntington Ingalls Industries, Inc.	5,775,485
33,768	KEYW Holding Corp. (The)(b)	325,861
52,368	Kratos Defense & Security Solutions, Inc.(b)	286,453
74,405	L-3 Communications Holdings, Inc.	8,549,879
11,805	LMI Aerospace, Inc.(b)	133,278
86,076	Lockheed Martin Corp.	16,061,782
35,817	Moog, Inc., Class A(b)	2,502,892
75,127	Northrop Grumman Corp.	11,572,563
53,286	Orbital ATK, Inc.	3,898,404
58,056	Precision Castparts Corp.	11,999,595
109,228	Raytheon Co.	11,359,712
113,609	Rockwell Collins, Inc.	11,057,564
8,899	Sparton Corp.(b)	229,327
47,708	TASER International, Inc.(b)	1,440,305
31,720	Teledyne Technologies, Inc.(b)	3,329,648
240,120	Textron, Inc.	10,560,478
47,368	TransDigm Group, Inc.	10,048,174
45,340	Triumph Group, Inc.	2,685,942
147,153	United Technologies Corp.	16,738,654
9,463	Vectrus, Inc.(b)	241,874

		203,317,864

	Communications Equipment—4.0%
14,609	Comtech Telecommunications Corp.	422,200
93,567	Harris Corp.	7,507,816
42,811	ViaSat, Inc.(b)	2,573,798

		10,503,814

	Containers & Packaging—3.5%
123,571	Ball Corp.	9,071,347

	Diversified Telecommunication Services—0.4%
94,729	Intelsat SA(b)	1,192,638

	Electronic Equipment, Instruments & Components—2.1%
125,677	FLIR Systems, Inc.	3,882,163
30,687	Mercury Systems, Inc.(b)	423,787
17,798	OSI Systems, Inc.(b)	1,196,204
11,084	SuperCom Ltd. (Israel)(b)	134,781

		5,636,935

Number of Shares		Value
	Common Stocks (continued)
	IT Services—7.5%
134,582	Booz Allen Hamilton Holding Corp., Class A	$3,701,005
21,712	CACI International, Inc., Class A(b)	1,915,867
126,756	Computer Sciences Corp.	8,169,424
66,563	Leidos Holdings, Inc.	2,771,683
33,616	ManTech International Corp., Class A	982,596
41,058	Science Applications International Corp.	2,057,006

		19,597,581

	Machinery—2.5%
70,223	Oshkosh Corp.	3,780,806
58,428	Woodward, Inc.	2,749,038

		6,529,844

	Software—2.2%
139,891	FireEye, Inc.(b)	5,777,498

	Trading Companies & Distributors—0.4%
24,395	Kaman Corp.	1,017,516

	Total Common Stocks (Cost $232,982,600)	262,645,037

	Money Market Fund—0.1%
147,321	Invesco Premier Portfolio—Institutional Class(c) (Cost $147,321)	147,321

	Total Investments (Cost $233,129,921)—100.1%	262,792,358
	Other assets less liabilities—(0.1)%	(179,662)

	Net Assets—100.0%	$262,612,696

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares Cleantech™ Portfolio (PZD)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Aerospace & Defense—2.4%
36,755	Hexcel Corp.	$1,843,263

	Auto Components—5.9%
37,826	BorgWarner, Inc.	2,239,299
45,744	Johnson Controls, Inc.	2,304,583

		4,543,882

	Building Products—1.6%
61,923	Kingspan Group PLC (Ireland)	1,229,552

	Chemicals—8.8%
429	Gurit Holding AG (Switzerland)	199,184
39,396	Koninklijke DSM NV (Netherlands)	2,249,197
47,473	Novozymes A/S, Class B (Denmark)	2,194,022
42,122	Umicore SA (Belgium)	2,094,019

		6,736,422

	Commercial Services & Supplies—3.2%
34,441	Ceco Environmental Corp.	406,060
21,879	MiX Telematics Ltd. ADR (South Africa)(b)	153,153
34,849	Tetra Tech, Inc.	944,756
96,652	Tomra Systems ASA (Norway)	939,521

		2,443,490

	Communications Equipment—0.8%
30,281	CalAmp Corp.(b)	596,838

	Construction & Engineering—2.0%
27,528	Aegion Corp.(b)	507,066
32,335	Arcadis NV (Netherlands)	1,024,850

		1,531,916

	Electrical Equipment—17.8%
103,410	ABB Ltd. (Switzerland)	2,271,510
17,494	EnerSys	1,187,843
35,077	Enphase Energy, Inc.(b)(c)	440,918
95,624	Gamesa Corp. Tecnologica SA (Spain)(b)	1,287,961
31,313	PowerSecure International, Inc.(b)	410,513
17,117	Saft Groupe SA (France)	682,824
28,272	Schneider Electric SE (France)	2,117,504
39,787	Sensata Technologies Holding NV(b)	2,196,640
41,071	SGL Carbon SE (Germany)(b)(c)	669,852
51,569	Vestas Wind Systems A/S (Denmark)	2,346,931

		13,612,496

	Electronic Equipment, Instruments & Components—6.4%
9,969	Badger Meter, Inc.	620,271
21,300	Horiba Ltd. (Japan)	805,403
23,229	Itron, Inc.(b)	832,992
375,962	Opus Group AB (Sweden)(c)	414,216
87,540	Trimble Navigation Ltd.(b)	2,226,142

		4,899,024

	Independent Power and Renewable Electricity Producers—4.2%
32,451	Abengoa Yield PLC (Spain)(c)	1,100,413
6,542,605	Energy Development Corp. (Philippines)	1,190,099
24,531	Ormat Technologies, Inc.	897,589

		3,188,101

	Industrial Conglomerates—6.5%
27,024	Raven Industries, Inc.	538,859
13,086	Roper Technologies, Inc.	2,200,673

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrial Conglomerates (continued)
20,340	Siemens AG (Germany)	$2,222,446

		4,961,978

	Life Sciences Tools & Services—2.4%
6,609	Eurofins Scientific (France)	1,864,018

	Machinery—15.7%
111,227	Alfa Laval AB (Sweden)(c)	2,075,262
18,732	CLARCOR, Inc.	1,217,580
48,604	Donaldson Co., Inc.	1,816,332
9,911	Kadant, Inc.	505,065
8,561	Lindsay Corp.(c)	677,946
72,823	Meyer Burger Technology AG (Switzerland)(b)(c)	499,011
22,395	Pall Corp.	2,179,481
23,938	Woodward, Inc.	1,126,283
51,864	Xylem, Inc.	1,920,005

		12,016,965

	Professional Services—6.7%
48,089	Intertek Group PLC (United Kingdom)	1,930,288
22,228	Mistras Group, Inc.(b)	399,215
44,340	Ricardo PLC (United Kingdom)	575,778
1,124	SGS SA (Switzerland)	2,183,456

		5,088,737

	Real Estate Investment Trusts—0.6%
25,300	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	480,700

	Semiconductors & Semiconductor Equipment—7.4%
26,265	Advanced Energy Industries, Inc.(b)	642,442
49,471	Cree, Inc.(b)(c)	1,567,241
438,000	Lextar Electronics Corp. (Taiwan)	397,584
15,925	Power Integrations, Inc.	788,128
28,825	SMA Solar Technology AG (Germany)(b)(c)	432,011
56,658	SunPower Corp.(b)	1,823,821

		5,651,227

	Software—7.4%
25,040	ANSYS, Inc.(b)	2,149,434
37,628	Autodesk, Inc.(b)	2,138,399
20,827	Fleetmatics Group PLC(b)	949,295
44,531	Silver Spring Networks, Inc.(b)(c)	432,841

		5,669,969

	Total Common Stocks and Other Equity Interests (Cost $60,021,869)	76,358,578

	Money Market Fund—0.0%
24,715	Invesco Premier Portfolio—Institutional Class(d) (Cost $24,715)	24,715

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $60,046,584)—99.8%	76,383,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares Cleantech™ Portfolio (PZD) (continued)

April 30, 2015

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—6.4%
4,887,133	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $4,887,133)	$4,887,133

	Total Investments (Cost $64,933,717)—106.2%	81,270,426
	Other assets less liabilities—(6.2)%	(4,758,456)

	Net Assets—100.0%	$76,511,970

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes	to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$4,640,967	$(4,640,967)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares DWA Momentum Portfolio (PDP)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—31.1%
27,958	Amazon.com, Inc.(b)	$11,792,125
279,783	AutoNation, Inc.(b)	17,220,644
18,072	AutoZone, Inc.(b)	12,156,311
260,588	Brinker International, Inc.	14,428,758
156,459	CarMax, Inc.(b)	10,656,422
113,944	Carter’s, Inc.	11,378,448
46,394	Chipotle Mexican Grill, Inc.(b)	28,826,448
348,254	Dillard’s, Inc., Class A	45,826,744
252,839	Dollar Tree, Inc.(b)	19,319,428
405,521	Domino’s Pizza, Inc.	43,735,440
172,767	Foot Locker, Inc.	10,270,998
801,875	Hanesbrands, Inc.	24,922,275
286,899	Jarden Corp.(b)	14,683,491
315,429	Kate Spade & Co.(b)	10,314,528
127,674	L Brands, Inc.	11,408,949
306,995	Lions Gate Entertainment Corp.	9,519,915
163,469	Macy’s, Inc.	10,565,001
310,460	NIKE, Inc., Class B	30,685,866
250,452	O’Reilly Automotive, Inc.(b)	54,555,959
118,772	Polaris Industries, Inc.	16,267,013
323,392	Sally Beauty Holdings, Inc.(b)	10,093,064
479,801	Service Corp. International	13,280,892
172,411	Signet Jewelers Ltd.	23,125,487
236,046	Starbucks Corp.	11,703,161
151,283	TJX Cos., Inc. (The)	9,763,805
231,877	Tractor Supply Co.	19,955,335
314,605	Under Armour, Inc., Class A(b)	24,397,618
400,162	VF Corp.	28,983,734
382,696	Wyndham Worldwide Corp.	32,682,238

		582,520,097

	Consumer Staples—5.7%
483,536	Altria Group, Inc.	24,200,977
152,791	Brown-Forman Corp., Class B	13,786,332
93,118	Constellation Brands, Inc., Class A(b)	10,796,101
172,605	Hain Celestial Group, Inc. (The)(b)	10,397,725
260,504	Hormel Foods Corp.	14,158,392
144,463	Monster Beverage Corp.(b)	19,807,322
1,765,566	Rite Aid Corp.(b)	13,612,514

		106,759,363

	Financials—4.7%
105,937	ACE Ltd.	11,334,199
78,721	Ameriprise Financial, Inc.	9,862,167
176,717	Extra Space Storage, Inc. REIT	11,650,952
329,496	HCC Insurance Holdings, Inc.	18,768,092
178,864	Macerich Co. (The) REIT	14,623,921
13,920	Markel Corp.(b)	10,309,709
93,605	SL Green Realty Corp. REIT	11,453,508

		88,002,548

	Health Care—21.7%
91,975	Actavis PLC(b)	26,016,049
278,923	Alexion Pharmaceuticals, Inc.(b)	47,202,139
158,052	Alkermes PLC(b)	8,751,339
98,165	AmerisourceBergen Corp.	11,220,259
72,817	Becton, Dickinson and Co.	10,257,731

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
37,300	Biogen, Inc.(b)	$13,947,589
176,249	Cerner Corp.(b)	12,656,441
110,214	Cigna Corp.	13,737,073
100,505	Cooper Cos., Inc. (The)	17,896,925
296,222	Henry Schein, Inc.(b)	40,612,036
57,220	Illumina, Inc.(b)	10,542,785
121,500	Incyte Corp.(b)	11,804,940
322,028	Jazz Pharmaceuticals PLC(b)	57,546,404
58,127	McKesson Corp.	12,985,572
314,437	Medivation, Inc.(b)	37,965,123
38,815	Mettler-Toledo International, Inc.(b)	12,304,743
172,919	Mylan N.V(b)	12,495,127
103,771	Regeneron Pharmaceuticals, Inc.(b)	47,471,082

		405,413,357

	Industrials—17.4%
163,518	A.O. Smith Corp.	10,448,800
358,755	Alaska Air Group, Inc.	22,981,845
36,018	AMERCO	11,599,237
419,656	American Airlines Group, Inc.	20,263,090
640,271	CSX Corp.	23,107,380
208,438	Danaher Corp.	17,066,903
152,725	IDEX Corp.	11,455,902
139,787	Lockheed Martin Corp.	26,084,254
140,001	Middleby Corp. (The)(b)	14,187,701
85,705	Northrop Grumman Corp.	13,201,998
205,069	Old Dominion Freight Line, Inc.(b)	14,586,558
103,077	Pall Corp.	10,031,454
202,729	Roper Technologies, Inc.	34,092,936
77,110	Snap-on, Inc.	11,531,800
227,576	Southwest Airlines Co.	9,230,483
146,923	Spirit Airlines, Inc.(b)	10,059,818
104,750	Towers Watson & Co., Class A	13,293,299
61,236	TransDigm Group, Inc.	12,989,993
259,333	Union Pacific Corp.	27,548,945
98,630	WABCO Holdings, Inc.(b)	12,274,504

		326,036,900

	Information Technology—8.1%
444,864	Amphenol Corp., Class A	24,632,120
442,022	Apple, Inc.	55,319,053
206,732	Fiserv, Inc.(b)	16,042,403
180,211	Gartner, Inc.(b)	14,953,909
115,511	IPG Photonics Corp.(b)	10,231,964
338,058	Skyworks Solutions, Inc.	31,185,851

		152,365,300

	Materials—8.6%
68,730	Air Products & Chemicals, Inc.	9,857,944
183,782	Ashland, Inc.	23,222,694
557,560	Ball Corp.	40,930,480
108,201	Ecolab, Inc.	12,116,348
105,431	International Flavors & Fragrances, Inc.	12,098,207
41,885	NewMarket Corp.	18,718,406
218,134	RPM International, Inc.	10,370,090
117,318	Sherwin-Williams Co. (The)	32,614,404

		159,928,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares DWA Momentum Portfolio (PDP) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services—0.5%
87,816	SBA Communications Corp., Class A(b)	$10,170,849

	Utilities—2.2%
291,720	CMS Energy Corp.	9,898,060
97,964	NextEra Energy, Inc.	9,887,506
105,256	Sempra Energy	11,175,029
206,839	Wisconsin Energy Corp.	10,159,932

		41,120,527

	Total Common Stocks and Other Equity Interests (Cost $1,603,423,280)	1,872,317,514

	Money Market Fund—0.1%
1,164,594	Invesco Premier Portfolio—Institutional Class(c) (Cost $1,164,594)	1,164,594

	Total Investments (Cost $1,604,587,874)—100.1%	1,873,482,108
	Other assets less liabilities—(0.1)%	(1,701,854)

	Net Assets—100.0%	$1,871,780,254

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares Global Listed Private Equity Portfolio (PSP)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—88.7%
	Capital Markets—52.9%
3,141,245	3i Group PLC (United Kingdom)	$24,450,314
130,739	Alaris Royalty Corp. (Canada)(b)	3,750,820
203,644	Altamir (France)	2,587,712
701,246	American Capital Ltd.(c)	10,581,802
471,070	Apollo Global Management LLC, Class A	10,768,660
615,095	Apollo Investment Corp.(b)	4,920,760
751,893	Ares Capital Corp.(b)	12,797,219
134,194	Aurelius AG (Germany)	6,463,700
279,274	BlackRock Capital Investment Corp.	2,552,564
1,805,333	Brait SE (South Africa)(c)	13,672,704
438,209	Bure Equity AB (Sweden)(c)	2,676,374
57,296	Capital Southwest Corp.	2,727,863
349,046	Carlyle Group LP (The)	10,537,699
70,914	Deutsche Beteiligungs AG (Germany)	2,365,207
486,379	Fifth Street Finance Corp.	3,467,882
687,441	FS Investment Corp.(b)	7,197,507
127,801	Gimv NV (Belgium)	5,950,267
159,734	Golub Capital BDC, Inc.(b)	2,804,929
1,090,198	GP Investments Ltd., Class A (Brazil)(c)	2,006,600
233,146	Hercules Technology Growth Capital, Inc.	3,240,729
1,447,660	Intermediate Capital Group PLC (United Kingdom)	11,735,246
1,960,942	IP Group PLC (United Kingdom)(c)	5,936,550
271,479	JAFCO Co. Ltd. (Japan)	10,265,250
150,299	Main Street Capital Corp.(b)	4,708,868
246,624	Medley Capital Corp.(b)	2,325,664
190,310	New Mountain Finance Corp.(b)	2,843,231
75,278	Partners Group Holding AG (Switzerland)	23,662,473
278,364	PennantPark Investment Corp.	2,622,189
392,396	Princess Private Equity Holding Ltd. (Guernsey)	3,524,190
951,925	Prospect Capital Corp.(b)	7,948,574
1,744,820	Ratos AB, Class B (Sweden)(b)	11,878,905
103,818	Safeguard Scientifics, Inc.(c)	1,867,686
139,898	Solar Capital Ltd.	2,764,384
772,404	SVG Capital PLC (United Kingdom)(c)	5,925,463
3,783,222	Symphony International Holdings Ltd. (Singapore)	3,064,410
159,263	TCP Capital Corp.(b)	2,537,060
272,296	TICC Capital Corp.(b)	1,827,106
168,143	TPG Specialty Lending, Inc.(b)	3,053,477
112,027	Triangle Capital Corp.(b)	2,692,009
7,393,769	Zeder Investments Ltd. (South Africa)	5,479,088

		252,183,135

	Diversified Financial Services—22.4%
96,457	Ackermans & van Haaren NV (Belgium)	11,781,252
1,534,678	Better Capital PCC Ltd. (United Kingdom)(c)	2,196,275
1,427,687	China Merchants China Direct Investments Ltd. (China)	3,821,950
192,408	Compass Diversified Holdings	3,313,266
168,079	Electra Private Equity PLC (United Kingdom)(c)	8,061,399
225,942	Eurazeo SA (France)	16,180,688
208,034	HgCapital Trust PLC (United Kingdom)	3,420,749
265,092	JZ Capital Partners Ltd. (United Kingdom)	1,735,439
656,524	Leucadia National Corp.	15,605,575

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
411,200	Onex Corp. (Canada)	$24,663,513
101,792	PICO Holdings, Inc.(c)	1,833,274
114,316	Wendel SA (France)	14,039,407

		106,652,787

	Food Products—1.1%
98,362	A/S Schouw & Co. (Denmark)	5,036,252

	Internet Software & Services—3.1%
131,203	Actua Corp.(c)	1,898,507
187,505	IAC/InterActiveCorp.	13,091,599

		14,990,106

	Machinery—3.6%
4,251,380	Melrose Industries PLC (United Kingdom)	17,345,931

	Metals & Mining—5.6%
10,673,200	Fosun International Ltd. (China)	26,713,466

	Total Common Stocks and Other Equity Interests (Cost $388,547,802)	422,921,677

	Money Market Fund—10.1%
48,239,197	Invesco Premier Portfolio—Institutional Class(d) (Cost $48,239,197)	48,239,197

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $436,786,999)—98.8%	471,160,874

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.9%
46,967,019	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $46,967,019)	46,967,019

	Total Investments (Cost $483,754,018)—108.7%	518,127,893
	Other assets less liabilities—(8.7)%	(41,521,466)

	Net Assets—100.0%	$476,606,427

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

PowerShares Global Listed Private Equity Portfolio (PSP) (continued)

April 30, 2015

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$45,374,865	$(45,374,865)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	17.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares Golden Dragon China Portfolio (PGJ)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—30.2%
48,564	500.com Ltd., Class A ADR (China)(b)(c)	$869,781
59,376	Bona FILM Group Ltd. ADR (China)(b)(c)	572,979
66,388	China Automotive Systems, Inc. (China)(c)	487,952
43,110	China Distance Education Holdings Ltd. ADR (China)(b)	890,653
60,829	China Lodging Group Ltd. ADR (China)(c)	1,369,869
102,517	China XD Plastics Co. Ltd. (China)(b)(c)	593,574
308,706	Ctrip.com International Ltd. ADR (China)(c)	19,658,398
113,923	E-Commerce China Dangdang, Inc., Class A ADR (China)(b)(c)	1,077,712
16,446	eLong, Inc. ADR(b)(c)	288,298
75,596	Homeinns Hotel Group ADR (China)(c)	2,114,420
87,586	Jumei International Holding Ltd., Class A ADR (China)(b)(c)	1,838,430
95,642	Kandi Technologies Group, Inc. (China)(b)(c)	1,154,399
46,442	LightInTheBox Holding Co. Ltd. ADR (China)(b)(c)	226,637
291,751	New Oriental Education & Technology Group, Inc. ADR (China)(c)	7,465,908
202,687	Nord Anglia Education, Inc. (Hong Kong)(c)	5,279,996
97,594	Qunar Cayman Islands Ltd., Class B ADR (China)(b)(c)	4,570,327
90,112	TAL Education Group, Class A ADR (China)(b)(c)	3,311,616
632,463	Vipshop Holdings Ltd., Class A ADR (China)(c)	17,892,378

		69,663,327

	Energy—3.4%
23,766	China Petroleum & Chemical Corp. ADR (China)	2,245,174
19,165	CNOOC Ltd. ADR (China)	3,282,006
18,376	PetroChina Co. Ltd. ADR (China)	2,369,034
26,179	Sino Clean Energy, Inc. (China)(c)	0

		7,896,214

	Financials—2.5%
93,109	China HGS Real Estate, Inc.(c)	287,707
19,318	China Life Insurance Co. Ltd. ADR (China)	1,403,839
72,646	CNinsure, Inc. ADR (China)(c)	849,958
173,117	E-House China Holdings Ltd. ADR (China)	1,177,196
92,593	Nam Tai Property, Inc. (China)	472,224
47,946	Noah Holdings Ltd. ADR (China)(b)(c)	1,624,890

		5,815,814

	Health Care—7.7%
50,960	China Biologic Products, Inc. (China)(c)	4,873,814
39,502	Concord Medical Services Holdings Ltd. ADR (China)	282,834
181,409	Mindray Medical International Ltd., Class A ADR (China)	5,601,910
114,852	Sinovac Biotech Ltd. (China)(b)(c)	567,369
149,746	WuXi PharmaTech Cayman, Inc. ADR (China)(c)	6,464,535

		17,790,462

	Industrials—2.0%
47,671	51job, Inc. ADR (China)(c)	1,716,156

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
198,870	China Ming Yang Wind Power Group Ltd. ADR (China)(b)(c)	$715,932
77,026	China Yuchai International Ltd.	1,552,844
36,793	Zhaopin Ltd., Class A ADR (China)(c)	564,405

		4,549,337

	Information Technology—46.0%
98,091	21Vianet Group, Inc., Class A ADR (China)(c)	2,017,732
72,415	58.com, Inc., Class A ADR (China)(b)(c)	5,523,816
82,530	Autohome, Inc., Class A ADR (China)(c)	4,212,331
75,884	Baidu, Inc., Class A ADR (China)(c)	15,198,047
56,359	Bitauto Holdings Ltd. ADR (China)(c)	3,352,233
113,451	Canadian Solar, Inc. (Canada)(c)	4,016,165
25,305	Changyou.com Ltd., Class A ADR (China)(c)	854,297
54,929	Cheetah Mobile, Inc., Class A ADR (China)(b)(c)	1,244,691
82,737	China Digital TV Holding Co. Ltd. ADR (China)(c)	365,698
31,411	China Mobile Games & Entertainment Group Ltd., Class A ADR (China)(b)	659,003
34,289	ChinaCache International Holdings Ltd. ADR (China)(c)	483,132
11,632	Daqo New Energy Corp. ADR (China)(c)	319,298
120,295	Hollysys Automation Technologies Ltd. (China)	2,642,881
89,406	JA Solar Holdings Co. Ltd. ADR (China)(b)(c)	895,848
46,443	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	1,301,333
66,043	KongZhong Corp. ADR (China)	455,697
34,102	Leju Holdings Ltd. ADR (China)(b)	359,094
152,193	NetEase, Inc. ADR (China)	19,509,621
164,066	NQ Mobile, Inc., Class A ADR (China)(b)(c)	630,013
92,836	Perfect World Co. Ltd., Class B ADR (China)(c)	1,816,801
66,982	Phoenix New Media Ltd., Class A ADR (China)(c)	482,940
169,172	Qihoo 360 Technology Co. Ltd., Class A ADR (China)(c)	10,201,072
169,674	ReneSola Ltd. ADR (China)(b)(c)	288,446
249,112	Renren, Inc., Class A ADR (China)(c)	739,863
129,037	Shanda Games Ltd., Class A ADR (China)(c)	883,903
137,028	SINA Corp. (China)(c)	6,028,547
79,545	Sohu.com, Inc. (China)(c)	5,285,765
448,602	SouFun Holdings Ltd., Class A ADR (China)	3,709,939
176,249	Trina Solar Ltd. ADR (China)(b)(c)	2,152,000
265,776	Yingli Green Energy Holding Co. Ltd. ADR (China)(b)(c)	491,686
270,259	Youku Tudou, Inc., Class A ADR (China)(b)(c)	5,053,843
76,611	YY, Inc., Class A ADR (China)(b)(c)	4,869,395

		106,045,130

	Materials—0.2%
353,184	Silvercorp Metals, Inc. (Canada)	437,948

	Telecommunication Services—7.6%
214,145	China Mobile Ltd. ADR (China)	15,296,377
13,588	China Telecom Corp. Ltd. ADR (China)	1,007,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares Golden Dragon China Portfolio (PGJ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services (continued)
69,043	China Unicom (Hong Kong) Ltd. ADR (China)(c)	$1,297,318

		17,601,653

	Utilities—0.4%
14,707	Huaneng Power International, Inc. ADR (China)(b)	837,123

	Total Common Stocks and Other Equity Interests (Cost $199,455,303)	230,637,008

	Money Market Fund—0.1%
284,026	Invesco Premier Portfolio—Institutional Class(d) (Cost $284,026)	284,026

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $199,739,329)—100.1%	230,921,034

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—9.6%
22,131,346	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $22,131,346)	22,131,346

	Total Investments (Cost $221,870,675)—109.7%	253,052,380
	Other assets less liabilities—(9.7)%	(22,421,745)

	Net Assets—100.0%	$230,630,635

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$21,274,430	$(21,274,430)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

China	94.9%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares S&P 500 BuyWrite Portfolio (PBP)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests(b)—101.0%
	Consumer Discretionary—12.6%
8,420	Amazon.com, Inc.(c)	$3,551,388
1,658	AutoNation, Inc.(c)	102,050
705	AutoZone, Inc.(c)	474,225
4,104	Bed Bath & Beyond, Inc.(c)	289,168
6,438	Best Buy Co., Inc.	223,077
5,007	BorgWarner, Inc.	296,414
4,851	Cablevision Systems Corp., Class A	96,923
4,644	CarMax, Inc.(c)	316,303
9,961	Carnival Corp.	437,985
10,116	CBS Corp., Class B	628,507
686	Chipotle Mexican Grill, Inc.(c)	426,239
6,099	Coach, Inc.	233,043
56,190	Comcast Corp., Class A	3,245,534
7,353	D.R. Horton, Inc.	186,766
2,743	Darden Restaurants, Inc.	174,921
6,419	Delphi Automotive PLC (United Kingdom)	532,777
11,118	DIRECTV(c)	1,008,458
3,287	Discovery Communications, Inc., Class A(c)	106,367
5,976	Discovery Communications, Inc., Class C(c)	180,654
6,710	Dollar General Corp.	487,884
4,548	Dollar Tree, Inc.(c)	347,513
2,186	Expedia, Inc., Class A	205,987
2,126	Family Dollar Stores, Inc.	166,126
87,477	Ford Motor Co.	1,382,137
980	Fossil Group, Inc.(c)	82,300
2,400	GameStop Corp., Class A	92,496
5,016	Gannett Co., Inc.	172,149
5,865	Gap, Inc. (The)	232,489
2,672	Garmin Ltd.	120,748
29,912	General Motors Co.	1,048,715
3,377	Genuine Parts Co.	303,423
5,961	Goodyear Tire & Rubber Co. (The)	169,084
6,087	H&R Block, Inc.	184,071
8,863	Hanesbrands, Inc.	275,462
4,677	Harley-Davidson, Inc.	262,894
1,518	Harman International Industries, Inc.	197,917
2,474	Hasbro, Inc.	175,134
29,141	Home Depot, Inc. (The)	3,117,504
9,118	Interpublic Group of Cos., Inc. (The)	190,019
14,535	Johnson Controls, Inc.	732,273
4,467	Kohl’s Corp.	320,061
5,436	L Brands, Inc.	485,761
3,059	Leggett & Platt, Inc.	129,916
3,948	Lennar Corp., Class A	180,818
21,514	Lowe’s Cos., Inc.	1,481,454
7,532	Macy’s, Inc.	486,793
4,586	Marriott International, Inc., Class A	367,109
7,480	Mattel, Inc.	210,637
21,253	McDonald’s Corp.	2,051,977
4,439	Michael Kors Holdings Ltd.(c)	274,597
1,372	Mohawk Industries, Inc.(c)	238,042
1,338	Netflix, Inc.(c)	744,597
5,995	Newell Rubbermaid, Inc.	228,589
11,044	News Corp., Class A(c)	174,274
15,474	NIKE, Inc., Class B	1,529,450
3,111	Nordstrom, Inc.	235,067

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Consumer Discretionary (continued)
5,456	Omnicom Group, Inc.	$413,347
2,248	O’Reilly Automotive, Inc.(c)	489,682
1,149	Priceline Group, Inc. (The)(c)	1,422,244
7,328	PulteGroup, Inc.	141,430
1,823	PVH Corp.	188,407
1,332	Ralph Lauren Corp., Class A	177,702
4,577	Ross Stores, Inc.	452,574
3,642	Royal Caribbean Cruises Ltd.	247,875
2,154	Scripps Networks Interactive, Inc., Class A	150,478
14,163	Staples, Inc.	231,140
33,160	Starbucks Corp.	1,644,073
3,797	Starwood Hotels & Resorts Worldwide, Inc.	326,352
14,085	Target Corp.	1,110,321
2,489	Tiffany & Co.	217,738
6,211	Time Warner Cable, Inc.	965,935
18,365	Time Warner, Inc.	1,550,190
15,096	TJX Cos., Inc. (The)	974,296
3,012	Tractor Supply Co.	259,213
2,465	TripAdvisor, Inc., Class A(c)	198,408
40,433	Twenty-First Century Fox, Inc., Class A	1,377,957
3,690	Under Armour, Inc., Class A(c)	286,159
2,212	Urban Outfitters, Inc.(c)	88,568
7,571	VF Corp.	548,368
8,075	Viacom, Inc., Class B	560,809
34,576	Walt Disney Co. (The)	3,759,103
1,727	Whirlpool Corp.	303,261
2,666	Wyndham Worldwide Corp.	227,676
1,791	Wynn Resorts Ltd.	198,926
9,577	Yum! Brands, Inc.	823,239

		50,931,737

	Consumer Staples—9.6%
43,547	Altria Group, Inc.	2,179,527
14,026	Archer-Daniels-Midland Co.	685,591
3,446	Brown-Forman Corp., Class B	310,933
3,930	Campbell Soup Co.	175,710
2,901	Clorox Co. (The)	307,796
86,895	Coca-Cola Co. (The)	3,524,461
4,798	Coca-Cola Enterprises, Inc.	213,079
18,855	Colgate-Palmolive Co.	1,268,564
9,418	ConAgra Foods, Inc.	340,461
3,722	Constellation Brands, Inc., Class A(c)	431,529
9,729	Costco Wholesale Corp.	1,391,733
24,882	CVS Health Corp.	2,470,534
4,267	Dr Pepper Snapple Group, Inc.	318,233
4,933	Estee Lauder Cos., Inc. (The), Class A	401,004
13,351	General Mills, Inc.	738,844
3,272	Hershey Co. (The)	300,762
2,978	Hormel Foods Corp.	161,854
2,158	J.M. Smucker Co. (The)	250,155
5,598	Kellogg Co.	354,521
2,681	Keurig Green Mountain, Inc.	311,988
8,082	Kimberly-Clark Corp.	886,515
13,002	Kraft Foods Group, Inc.	1,101,920
10,865	Kroger Co. (The)	748,707
7,962	Lorillard, Inc.	556,225
2,836	McCormick & Co., Inc.	213,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Consumer Staples (continued)
4,473	Mead Johnson Nutrition Co.	$429,050
3,535	Molson Coors Brewing Co., Class B	259,858
36,475	Mondelez International, Inc., Class A	1,399,546
3,233	Monster Beverage Corp.(c)	443,277
32,779	PepsiCo, Inc.	3,117,939
34,207	Philip Morris International, Inc.	2,855,258
59,716	Procter & Gamble Co. (The)	4,748,019
6,814	Reynolds American, Inc.	499,466
13,098	Sysco Corp.	485,019
6,461	Tyson Foods, Inc., Class A	255,210
19,282	Walgreens Boots Alliance, Inc.	1,599,056
34,924	Wal-Mart Stores, Inc.	2,725,818
7,977	Whole Foods Market, Inc.	380,982

		38,842,695

	Energy—8.6%
11,203	Anadarko Petroleum Corp.	1,054,202
8,333	Apache Corp.	569,977
9,609	Baker Hughes, Inc.	657,832
9,136	Cabot Oil & Gas Corp.	308,979
4,284	Cameron International Corp.(c)	234,849
11,441	Chesapeake Energy Corp.	180,425
41,576	Chevron Corp.	4,617,431
1,937	Cimarex Energy Co.	240,963
27,231	ConocoPhillips	1,849,530
5,092	CONSOL Energy, Inc.	165,388
8,545	Devon Energy Corp.	582,854
1,486	Diamond Offshore Drilling, Inc.	49,736
5,181	Ensco PLC, Class A	141,338
12,128	EOG Resources, Inc.	1,200,066
3,359	EQT Corp.	302,108
92,756	Exxon Mobil Corp.	8,104,092
5,118	FMC Technologies, Inc.(c)	225,704
18,789	Halliburton Co.	919,722
2,380	Helmerich & Payne, Inc.	185,569
5,373	Hess Corp.	413,184
37,681	Kinder Morgan, Inc.	1,618,399
14,925	Marathon Oil Corp.	464,167
6,038	Marathon Petroleum Corp.	595,166
3,690	Murphy Oil Corp.	175,681
9,065	National Oilwell Varco, Inc.	493,227
3,555	Newfield Exploration Co.(c)	139,498
5,350	Noble Corp. PLC	92,608
8,552	Noble Energy, Inc.	433,757
17,039	Occidental Petroleum Corp.	1,364,824
4,608	ONEOK, Inc.	221,645
12,018	Phillips 66	953,148
3,294	Pioneer Natural Resources Co.	569,137
3,571	QEP Resources, Inc.	80,347
3,667	Range Resources Corp.	233,075
28,201	Schlumberger Ltd.	2,668,097
8,502	Southwestern Energy Co.(c)	238,311
14,840	Spectra Energy Corp.	552,790
2,762	Tesoro Corp.	237,062
7,531	Transocean Ltd.	141,733
11,386	Valero Energy Corp.	647,863

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Energy (continued)
14,884	Williams Cos., Inc. (The)	$761,912

		34,686,396

	Financials—16.3%
7,238	ACE Ltd.	774,394
1,207	Affiliated Managers Group, Inc.(c)	272,939
9,705	Aflac, Inc.	611,803
9,208	Allstate Corp. (The)	641,429
19,382	American Express Co.	1,501,136
30,348	American International Group, Inc.	1,708,289
9,344	American Tower Corp. REIT	883,288
4,036	Ameriprise Financial, Inc.	505,630
6,197	Aon PLC	596,337
3,456	Apartment Investment & Management Co., Class A REIT	130,395
1,523	Assurant, Inc.	93,604
2,920	AvalonBay Communities, Inc. REIT	479,873
232,617	Bank of America Corp.	3,705,589
24,631	Bank of New York Mellon Corp. (The)	1,042,876
15,939	BB&T Corp.	610,304
40,327	Berkshire Hathaway, Inc., Class B(c)	5,694,576
2,805	BlackRock, Inc.	1,020,852
3,387	Boston Properties, Inc. REIT	448,134
12,197	Capital One Financial Corp.	986,127
6,186	CBRE Group, Inc., Class A(c)	237,171
25,512	Charles Schwab Corp. (The)	778,116
5,105	Chubb Corp. (The)	502,077
3,267	Cincinnati Financial Corp.	165,441
67,087	Citigroup, Inc.	3,577,079
7,012	CME Group, Inc., Class A	637,461
3,944	Comerica, Inc.	186,985
7,383	Crown Castle International Corp. REIT	616,702
9,890	Discover Financial Services	573,323
6,386	E*TRADE Financial Corp.(c)	183,853
8,045	Equity Residential REIT	594,204
1,440	Essex Property Trust, Inc. REIT	319,608
18,017	Fifth Third Bancorp	360,340
8,663	Franklin Resources, Inc.	446,664
13,893	General Growth Properties, Inc. REIT	380,668
10,983	Genworth Financial, Inc., Class A(c)	96,541
8,959	Goldman Sachs Group, Inc. (The)	1,759,727
9,308	Hartford Financial Services Group, Inc. (The)	379,487
10,189	HCP, Inc. REIT	410,515
7,728	Health Care REIT, Inc.	556,571
16,751	Host Hotels & Resorts, Inc. REIT	337,365
10,644	Hudson City Bancorp, Inc.	98,989
17,912	Huntington Bancshares, Inc.	194,524
2,477	IntercontinentalExchange, Inc.	556,161
9,491	Invesco Ltd.(d)	393,117
4,134	Iron Mountain, Inc. REIT	142,582
82,443	JPMorgan Chase & Co.	5,215,344
18,914	KeyCorp	273,307
9,123	Kimco Realty Corp. REIT	219,864
2,192	Legg Mason, Inc.	115,409
6,972	Leucadia National Corp.	165,724
5,670	Lincoln National Corp.	320,298
6,602	Loews Corp.	274,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Financials (continued)
2,939	M&T Bank Corp.	$351,710
3,113	Macerich Co. (The) REIT	254,519
11,914	Marsh & McLennan Cos., Inc.	669,090
6,048	McGraw Hill Financial, Inc.	630,806
24,710	MetLife, Inc.	1,267,376
3,932	Moody’s Corp.	422,769
34,093	Morgan Stanley	1,272,010
2,613	NASDAQ OMX Group, Inc. (The)	127,070
8,877	Navient Corp.	173,457
4,853	Northern Trust Corp.	354,997
6,816	People’s United Financial, Inc.	102,990
3,893	Plum Creek Timber Co., Inc. REIT	164,285
11,514	PNC Financial Services Group, Inc. (The)	1,056,179
6,048	Principal Financial Group, Inc.	309,174
11,851	Progressive Corp. (The)	315,948
11,325	Prologis, Inc. REIT	455,265
10,039	Prudential Financial, Inc.	819,182
3,210	Public Storage REIT	603,191
4,976	Realty Income Corp. REIT	233,723
29,695	Regions Financial Corp.	291,902
6,874	Simon Property Group, Inc. REIT	1,247,562
2,181	SL Green Realty Corp. REIT	266,867
9,117	State Street Corp.	703,103
11,599	SunTrust Banks, Inc.	481,358
5,765	T. Rowe Price Group, Inc.	468,003
2,811	Torchmark Corp.	157,725
7,106	Travelers Cos., Inc. (The)	718,488
39,387	U.S. Bancorp	1,688,521
5,560	Unum Group	189,930
7,315	Ventas, Inc. REIT	504,003
3,864	Vornado Realty Trust REIT	399,885
103,678	Wells Fargo & Co.	5,712,658
11,609	Weyerhaeuser Co. REIT	365,800
6,683	XL Group PLC	247,806
4,487	Zions Bancorporation	127,139

		65,932,190

	Health Care—14.7%
33,368	Abbott Laboratories	1,548,942
35,245	AbbVie, Inc.	2,278,942
8,635	Actavis PLC(c)	2,442,496
7,777	Aetna, Inc.	831,128
7,426	Agilent Technologies, Inc.	307,214
4,470	Alexion Pharmaceuticals, Inc.(c)	756,458
4,613	AmerisourceBergen Corp.	527,266
16,781	Amgen, Inc.	2,649,888
5,899	Anthem, Inc.	890,336
11,998	Baxter International, Inc.	824,742
4,617	Becton, Dickinson and Co.	650,397
5,188	Biogen, Inc.(c)	1,939,949
29,421	Boston Scientific Corp.(c)	524,282
36,754	Bristol-Myers Squibb Co.	2,342,332
1,642	C.R. Bard, Inc.	273,524
7,300	Cardinal Health, Inc.	615,682
17,703	Celgene Corp.(c)	1,912,986
6,742	Cerner Corp.(c)	484,143
5,715	Cigna Corp.	712,317

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Health Care (continued)
3,818	DaVita HealthCare Partners, Inc.(c)	$309,640
3,104	DENTSPLY International, Inc.	158,304
2,385	Edwards Lifesciences Corp.(c)	302,060
21,621	Eli Lilly & Co.	1,553,901
3,925	Endo International PLC(c)	329,955
16,074	Express Scripts Holding Co.(c)	1,388,794
32,935	Gilead Sciences, Inc.(c)	3,310,297
6,510	HCA Holdings, Inc.(c)	481,805
1,853	Henry Schein, Inc.(c)	254,046
3,790	Hospira, Inc.(c)	330,829
3,308	Humana, Inc.	547,805
809	Intuitive Surgical, Inc.(c)	401,248
61,484	Johnson & Johnson	6,099,213
2,218	Laboratory Corp. of America Holdings(c)	265,184
2,576	Mallinckrodt PLC(c)	291,552
5,149	McKesson Corp.	1,150,287
31,512	Medtronic PLC	2,346,068
62,760	Merck & Co., Inc.	3,737,986
8,995	Mylan NV(c)	649,979
1,895	Patterson Cos., Inc.	88,980
2,499	PerkinElmer, Inc.	128,099
3,113	Perrigo Co. PLC	570,551
135,526	Pfizer, Inc.	4,598,397
3,191	Quest Diagnostics, Inc.	227,901
1,631	Regeneron Pharmaceuticals, Inc.(c)	746,117
6,220	St. Jude Medical, Inc.	435,711
6,616	Stryker Corp.	610,260
2,178	Tenet Healthcare Corp.(c)	104,239
8,774	Thermo Fisher Scientific, Inc.	1,102,716
21,089	UnitedHealth Group, Inc.	2,349,315
2,013	Universal Health Services, Inc., Class B	235,420
2,213	Varian Medical Systems, Inc.(c)	196,625
5,353	Vertex Pharmaceuticals, Inc.(c)	659,918
1,836	Waters Corp.(c)	229,849
3,757	Zimmer Holdings, Inc.	412,669
11,074	Zoetis, Inc.	491,907

		59,610,651

	Industrials—10.4%
14,036	3M Co.	2,195,090
3,785	ADT Corp. (The)	142,316
2,123	Allegion PLC	129,821
15,861	American Airlines Group, Inc.	765,848
5,331	AMETEK, Inc.	279,451
14,486	Boeing Co. (The)	2,076,423
3,236	C.H. Robinson Worldwide, Inc.	208,366
13,404	Caterpillar, Inc.	1,164,540
2,153	Cintas Corp.	172,132
21,904	CSX Corp.	790,515
3,724	Cummins, Inc.	514,880
13,578	Danaher Corp.	1,111,767
7,507	Deere & Co.	679,534
18,227	Delta Air Lines, Inc.	813,653
3,605	Dover Corp.	272,971
795	Dun & Bradstreet Corp. (The)	101,498
10,495	Eaton Corp. PLC	721,321
15,152	Emerson Electric Co.	891,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Industrials (continued)
2,642	Equifax, Inc.	$256,089
4,240	Expeditors International of Washington, Inc.	194,319
6,011	Fastenal Co.	256,189
5,826	FedEx Corp.	987,915
2,979	Flowserve Corp.	174,361
3,268	Fluor Corp.	196,538
6,968	General Dynamics Corp.	956,846
222,563	General Electric Co.	6,027,006
17,307	Honeywell International, Inc.	1,746,622
7,719	Illinois Tool Works, Inc.	722,344
5,823	Ingersoll-Rand PLC	383,386
2,837	Jacobs Engineering Group, Inc.(c)	121,594
2,153	Joy Global, Inc.	91,804
2,441	Kansas City Southern	250,178
1,825	L-3 Communications Holdings, Inc.	209,711
5,932	Lockheed Martin Corp.	1,106,911
7,729	Masco Corp.	204,741
6,978	Nielsen NV	313,591
6,798	Norfolk Southern Corp.	685,578
4,387	Northrop Grumman Corp.	675,773
7,839	PACCAR, Inc.	512,279
2,358	Pall Corp.	229,481
3,150	Parker Hannifin Corp.	375,984
4,034	Pentair PLC (United Kingdom)	250,713
4,458	Pitney Bowes, Inc.	99,725
3,135	Precision Castparts Corp.	647,973
4,676	Quanta Services, Inc.(c)	135,183
6,796	Raytheon Co.	706,784
5,543	Republic Services, Inc.	225,212
2,988	Robert Half International, Inc.	165,685
2,996	Rockwell Automation, Inc.	355,326
2,940	Rockwell Collins, Inc.	286,150
2,219	Roper Technologies, Inc.	373,169
1,172	Ryder System, Inc.	111,762
1,285	Snap-on, Inc.	192,172
14,948	Southwest Airlines Co.	606,291
3,481	Stanley Black & Decker, Inc.	343,575
1,878	Stericycle, Inc.(c)	250,582
6,122	Textron, Inc.	269,246
9,288	Tyco International PLC	365,761
19,488	Union Pacific Corp.	2,070,210
15,367	United Parcel Service, Inc., Class B	1,544,844
2,134	United Rentals, Inc.(c)	206,102
18,273	United Technologies Corp.	2,078,554
1,327	W.W. Grainger, Inc.	329,667
9,442	Waste Management, Inc.	467,662
4,031	Xylem, Inc.	149,228

		41,942,334

	Information Technology—20.1%
13,890	Accenture PLC, Class A	1,286,909
10,523	Adobe Systems, Inc.(c)	800,379
3,955	Akamai Technologies, Inc.(c)	291,800
1,389	Alliance Data Systems Corp.(c)	412,964
6,654	Altera Corp.	277,339
6,859	Amphenol Corp., Class A	379,783
6,891	Analog Devices, Inc.	426,139

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Information Technology (continued)
128,801	Apple, Inc.	$16,119,445
27,170	Applied Materials, Inc.	537,694
5,013	Autodesk, Inc.(c)	284,889
10,507	Automatic Data Processing, Inc.	888,262
5,674	Avago Technologies Ltd. (Singapore)	663,177
12,053	Broadcom Corp., Class A	532,803
7,050	CA, Inc.	223,978
112,880	Cisco Systems, Inc.	3,254,330
3,534	Citrix Systems, Inc.(c)	237,343
13,480	Cognizant Technology Solutions Corp., Class A(c)	789,119
3,119	Computer Sciences Corp.	201,020
28,113	Corning, Inc.	588,405
24,349	eBay, Inc.(c)	1,418,573
6,876	Electronic Arts, Inc.(c)	399,427
43,962	EMC Corp.	1,183,017
1,249	Equinix, Inc. REIT	319,657
1,595	F5 Networks, Inc.(c)	194,622
46,420	Facebook, Inc., Class A(c)	3,656,503
6,304	Fidelity National Information Services, Inc.	393,937
1,663	First Solar, Inc.(c)	99,231
5,278	Fiserv, Inc.(c)	409,573
3,091	FLIR Systems, Inc.	95,481
6,315	Google, Inc., Class A(c)	3,465,483
6,345	Google, Inc., Class C(c)	3,409,422
2,302	Harris Corp.	184,712
40,191	Hewlett-Packard Co.	1,325,097
104,726	Intel Corp.	3,408,831
20,327	International Business Machines Corp.	3,481,812
6,119	Intuit, Inc.	613,919
8,010	Juniper Networks, Inc.	211,704
3,597	KLA-Tencor Corp.	211,504
3,523	Lam Research Corp.	266,268
5,289	Linear Technology Corp.	243,982
21,586	MasterCard, Inc., Class A	1,947,273
4,455	Microchip Technology, Inc.	212,303
23,822	Micron Technology, Inc.(c)	670,113
181,409	Microsoft Corp.	8,823,734
4,216	Motorola Solutions, Inc.	251,906
6,894	NetApp, Inc.	249,907
11,418	NVIDIA Corp.	253,423
70,887	Oracle Corp.	3,092,091
7,227	Paychex, Inc.	349,715
36,476	QUALCOMM, Inc.	2,480,368
4,056	Red Hat, Inc.(c)	305,255
13,380	salesforce.com, inc.(c)	974,332
4,710	SanDisk Corp.	315,287
7,260	Seagate Technology PLC	426,307
4,220	Skyworks Solutions, Inc.	389,295
15,089	Symantec Corp.	376,093
8,983	TE Connectivity Ltd. (Switzerland)	597,819
3,210	Teradata Corp.(c)	141,208
23,155	Texas Instruments, Inc.	1,255,233
3,642	Total System Services, Inc.	144,078
2,326	VeriSign, Inc.(c)	147,724
42,897	Visa, Inc., Class A	2,833,347

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P 500 BuyWrite Portfolio (PBP) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Information Technology (continued)
4,802	Western Digital Corp.	$469,347
11,531	Western Union Co. (The)	233,849
23,117	Xerox Corp.	265,845
5,781	Xilinx, Inc.	250,664
19,251	Yahoo!, Inc.(c)	819,419

		81,464,468

	Materials—3.3%
4,264	Air Products & Chemicals, Inc.	611,585
1,495	Airgas, Inc.	151,414
27,027	Alcoa, Inc.	362,702
2,402	Allegheny Technologies, Inc.	81,644
2,001	Avery Dennison Corp.	111,236
3,037	Ball Corp.	222,946
1,059	CF Industries Holdings, Inc.	304,431
24,064	Dow Chemical Co. (The)	1,227,264
20,021	E.I. du Pont de Nemours & Co.	1,465,537
3,287	Eastman Chemical Co.	250,535
5,956	Ecolab, Inc.	666,953
2,948	FMC Corp.	174,846
22,994	Freeport-McMoRan, Inc.	535,070
1,785	International Flavors & Fragrances, Inc.	204,829
9,350	International Paper Co.	502,282
8,757	LyondellBasell Industries NV, Class A	906,525
1,367	Martin Marietta Materials, Inc.	195,003
3,703	MeadWestvaco Corp.	180,706
10,687	Monsanto Co.	1,217,891
6,876	Mosaic Co. (The)	302,544
11,031	Newmont Mining Corp.	292,211
7,055	Nucor Corp.	344,707
3,631	Owens-Illinois, Inc.(c)	86,817
3,008	PPG Industries, Inc.	666,452
6,386	Praxair, Inc.	778,645
4,647	Sealed Air Corp.	211,903
1,784	Sherwin-Williams Co. (The)	495,952
2,641	Sigma-Aldrich Corp.	366,888
2,921	Vulcan Materials Co.	249,804

		13,169,322

	Telecommunication Services—2.4%
114,769	AT&T, Inc.	3,975,598
12,527	CenturyLink, Inc.	450,471
22,167	Frontier Communications Corp.	152,066
6,342	Level 3 Communications, Inc.(c)	354,771
91,888	Verizon Communications, Inc.	4,634,831

		9,567,737

	Utilities—3.0%
14,294	AES Corp. (The)	189,396
2,646	AGL Resources, Inc.	133,014
5,365	Ameren Corp.	219,643
10,827	American Electric Power Co., Inc.	615,732
9,504	CenterPoint Energy, Inc.	199,299
6,091	CMS Energy Corp.	206,668
6,477	Consolidated Edison, Inc.	398,659
13,005	Dominion Resources, Inc.	932,198
3,919	DTE Energy Co.	312,070

Number of Shares		Value
	Common Stocks and Other Equity Interests(b) (continued)
	Utilities (continued)
15,646	Duke Energy Corp.	$1,213,660
7,205	Edison International	439,073
3,991	Entergy Corp.	308,025
7,005	Eversource Energy	341,564
19,013	Exelon Corp.	646,822
9,314	FirstEnergy Corp.	334,466
1,759	Integrys Energy Group, Inc.	128,583
9,806	NextEra Energy, Inc.	989,720
6,992	NiSource, Inc.	303,593
7,467	NRG Energy, Inc.	188,467
5,590	Pepco Holdings, Inc.	145,228
10,535	PG&E Corp.	557,512
2,445	Pinnacle West Capital Corp.	149,634
14,749	PPL Corp.	501,908
11,193	Public Service Enterprise Group, Inc.	464,957
3,160	SCANA Corp.	167,417
5,120	Sempra Energy	543,590
20,120	Southern Co. (The)	891,316
5,208	TECO Energy, Inc.	98,692
4,987	Wisconsin Energy Corp.	244,961
11,189	Xcel Energy, Inc.	379,419

		12,245,286

	Total Investments (Cost $348,037,937)—101.0%	408,392,816
	Other assets less liabilities—(1.0)%	(4,122,798)

	Net Assets—100.0%	$404,270,018

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	A portion of the securities in the Fund are subject to call options written. See Note 2G and Note 6.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P 500® High Quality Portfolio (SPHQ)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.6%
73,693	Comcast Corp., Class A	$4,256,508
32,041	Darden Restaurants, Inc.	2,043,255
82,911	Family Dollar Stores, Inc.	6,478,665
160,704	Gap, Inc. (The)	6,370,307
47,256	Genuine Parts Co.	4,245,952
35,255	Harley-Davidson, Inc.	1,981,683
68,638	Hasbro, Inc.	4,858,884
38,247	Home Depot, Inc. (The)	4,091,664
29,423	Lowe’s Cos., Inc.	2,026,068
90,953	Mattel, Inc.	2,561,236
45,067	McDonald’s Corp.	4,351,219
66,133	NIKE, Inc., Class B	6,536,586
54,930	Nordstrom, Inc.	4,150,511
84,093	Omnicom Group, Inc.	6,370,886
31,911	Ralph Lauren Corp., Class A	4,257,246
63,906	Ross Stores, Inc.	6,319,025
26,371	Target Corp.	2,078,826
24,637	Tiffany & Co.	2,155,245
96,474	TJX Cos., Inc. (The)	6,226,432
58,317	VF Corp.	4,223,900
61,817	Walt Disney Co. (The)	6,720,744
82,621	Yum! Brands, Inc.	7,102,101

		99,406,943

	Consumer Staples—18.8%
41,969	Altria Group, Inc.	2,100,548
47,089	Brown-Forman Corp., Class B	4,248,840
48,097	Campbell Soup Co.	2,150,417
39,826	Clorox Co. (The)	4,225,539
107,817	Coca-Cola Co. (The)	4,373,057
94,977	Colgate-Palmolive Co.	6,390,052
29,455	Costco Wholesale Corp.	4,213,538
64,476	CVS Health Corp.	6,401,822
52,823	Estee Lauder Cos., Inc. (The), Class A	4,293,982
78,024	General Mills, Inc.	4,317,848
44,036	Hershey Co. (The)	4,047,789
114,068	Hormel Foods Corp.	6,199,596
37,752	J.M. Smucker Co. (The)	4,376,212
67,056	Kellogg Co.	4,246,656
41,246	Kimberly-Clark Corp.	4,524,274
93,765	Lorillard, Inc.	6,550,423
85,033	McCormick & Co., Inc.	6,402,985
45,817	PepsiCo, Inc.	4,358,113
79,320	Procter & Gamble Co. (The)	6,306,733
57,736	Sysco Corp.	2,137,964
23,949	Walgreens Boots Alliance, Inc.	1,986,091
81,976	Wal-Mart Stores, Inc.	6,398,227

		100,250,706

	Energy—1.3%
20,613	Chevron Corp.	2,289,280
51,514	Exxon Mobil Corp.	4,500,778

		6,790,058

	Financials—5.7%
34,157	Aflac, Inc.	2,153,257
17,697	Ameriprise Financial, Inc.	2,217,080

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
11,930	BlackRock, Inc.	$4,341,804
43,852	Chubb Corp. (The)	4,312,844
28,925	Health Care REIT, Inc.	2,083,179
85,055	Kimco Realty Corp. REIT	2,049,826
20,844	Moody’s Corp.	2,241,147
27,214	T. Rowe Price Group, Inc.	2,209,233
78,904	Torchmark Corp.	4,427,303
20,472	Travelers Cos., Inc. (The)	2,069,924
40,570	Wells Fargo & Co.	2,235,407

		30,341,004

	Health Care—9.2%
46,740	Abbott Laboratories	2,169,671
19,105	AmerisourceBergen Corp.	2,183,701
62,457	Baxter International, Inc.	4,293,294
30,777	Becton, Dickinson and Co.	4,335,556
12,927	C.R. Bard, Inc.	2,153,380
16,531	Cigna Corp.	2,060,424
26,908	DaVita HealthCare Partners, Inc.(b)	2,182,239
85,253	DENTSPLY International, Inc.	4,347,903
15,535	Henry Schein, Inc.(b)	2,129,849
64,779	Johnson & Johnson	6,426,077
9,823	McKesson Corp.	2,194,458
56,558	Medtronic PLC	4,210,743
23,510	Stryker Corp.	2,168,562
55,558	UnitedHealth Group, Inc.	6,189,161
18,607	Universal Health Services, Inc., Class B	2,176,089

		49,221,107

	Industrials—26.8%
39,572	3M Co.	6,188,665
82,354	AMETEK, Inc.	4,316,997
14,275	Boeing Co. (The)	2,046,178
91,748	C.H. Robinson Worldwide, Inc.	5,907,654
53,360	Caterpillar, Inc.	4,635,917
26,769	Cintas Corp.	2,140,182
130,595	CSX Corp.	4,713,174
16,139	Cummins, Inc.	2,231,378
51,866	Danaher Corp.	4,246,788
49,484	Deere & Co.	4,479,292
63,510	Dover Corp.	4,808,977
16,834	Dun & Bradstreet Corp. (The)	2,149,197
116,295	Emerson Electric Co.	6,841,635
94,038	Expeditors International of Washington, Inc.	4,309,762
110,162	Fastenal Co.	4,695,104
37,270	Fluor Corp.	2,241,418
32,430	General Dynamics Corp.	4,453,288
77,299	General Electric Co.	2,093,257
42,097	Honeywell International, Inc.	4,248,429
22,594	Illinois Tool Works, Inc.	2,114,346
34,970	L-3 Communications Holdings, Inc.	4,018,403
32,991	Lockheed Martin Corp.	6,156,121
41,444	Norfolk Southern Corp.	4,179,627
26,656	Northrop Grumman Corp.	4,106,090
44,360	Pall Corp.	4,317,115
36,568	Parker Hannifin Corp.	4,364,756
60,125	Raytheon Co.	6,253,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares S&P 500® High Quality Portfolio (SPHQ) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
22,424	Rockwell Collins, Inc.	$2,182,528
25,880	Roper Technologies, Inc.	4,352,240
29,709	Snap-on, Inc.	4,442,981
59,337	Union Pacific Corp.	6,303,369
55,811	United Technologies Corp.	6,348,501
28,168	W.W. Grainger, Inc.	6,997,776

		142,884,145

	Information Technology—5.8%
37,014	Amphenol Corp., Class A	2,049,465
51,049	Automatic Data Processing, Inc.	4,315,682
4,092	Google, Inc., Class C(b)	2,198,795
40,595	International Business Machines Corp.	6,953,518
22,285	Intuit, Inc.	2,235,854
47,398	Linear Technology Corp.	2,186,470
52,823	Microsoft Corp.	2,569,311
50,650	Oracle Corp.	2,209,353
89,439	Paychex, Inc.	4,327,953
31,865	QUALCOMM, Inc.	2,166,820

		31,213,221

	Materials—8.1%
14,506	Air Products & Chemicals, Inc.	2,080,596
41,358	Airgas, Inc.	4,188,738
60,861	Ball Corp.	4,467,806
30,511	E.I. du Pont de Nemours & Co.	2,233,405
56,818	Ecolab, Inc.	6,362,480
18,524	International Flavors & Fragrances, Inc.	2,125,629
36,687	Monsanto Co.	4,180,850
54,032	Praxair, Inc.	6,588,122
15,165	Sherwin-Williams Co. (The)	4,215,870
47,753	Sigma-Aldrich Corp.	6,633,847

		43,077,343

	Utilities—5.7%
86,900	AGL Resources, Inc.	4,368,463
39,081	American Electric Power Co., Inc.	2,222,536
26,964	DTE Energy Co.	2,147,143
28,221	Entergy Corp.	2,178,097
43,639	Eversource Energy	2,127,838
42,017	NextEra Energy, Inc.	4,240,776
79,920	SCANA Corp.	4,234,161
49,390	Southern Co. (The)	2,187,977
88,773	Wisconsin Energy Corp.	4,360,530
63,565	Xcel Energy, Inc.	2,155,489

		30,223,010

	Total Investments (Cost $462,658,223)—100.0%	533,407,537
	Other assets less liabilities—0.0%	129,021

	Net Assets—100.0%	$533,536,558

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Water Resources Portfolio (PHO)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Chemicals—2.2%
857,400	Calgon Carbon Corp.	$19,025,706

	Commercial Services & Supplies—4.3%
1,356,063	Tetra Tech, Inc.	36,762,868

	Construction & Engineering—3.8%
1,061,758	Aegion Corp.(b)	19,557,582
1,340,315	Layne Christensen Co.(b)(c)	9,006,917
172,249	Northwest Pipe Co.(b)	4,175,316

		32,739,815

	Electrical Equipment—2.8%
668,687	Franklin Electric Co., Inc.	24,179,722

	Electronic Equipment, Instruments & Components—5.1%
155,692	Badger Meter, Inc.	9,687,156
945,303	Itron, Inc.(b)	33,898,566

		43,585,722

	Industrial Conglomerates—8.1%
411,586	Roper Technologies, Inc.	69,216,417

	Life Sciences Tools & Services—8.4%
572,931	Waters Corp.(b)	71,725,232

	Machinery—47.6%
1,006,527	Energy Recovery, Inc.(b)	2,989,385
1,110,082	Flowserve Corp.	64,973,100
119,239	Gorman-Rupp Co. (The)	3,232,569
380,818	Lindsay Corp.	30,156,977
3,764,704	Mueller Water Products, Inc., Class A	35,237,629
684,152	Pall Corp.	66,581,673
1,037,601	Pentair PLC (United Kingdom)	64,486,902
509,750	Toro Co. (The)	34,173,640
276,651	Valmont Industries, Inc.	34,863,559
627,223	Watts Water Technologies, Inc., Class A	34,215,015
965,958	Xylem, Inc.	35,759,765

		406,670,214

	Water Utilities—17.7%
617,448	American States Water Co.	23,703,829
637,659	American Water Works Co., Inc.	34,765,169
1,304,261	Aqua America, Inc.	34,980,280
733,408	California Water Service Group	17,506,449
5,844,861	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	34,426,231
74,140	Connecticut Water Service, Inc.	2,669,040
249,331	Consolidated Water Co. Ltd. (Cayman Islands)	2,994,465

		151,045,463

	Total Common Stocks and Other Equity Interests (Cost $690,791,714)	854,951,159

Number of Shares		Value
	Money Market Fund—0.0%
213,264	Invesco Premier Portfolio—Institutional Class(d) (Cost $213,264)	$213,264

	Total Investments (Cost $691,004,978)—100.0%	855,164,423
	Other assets less liabilities—(0.0)%	(5,572)

	Net Assets—100.0%	$855,158,851

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated investments. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares WilderHill Clean Energy Portfolio (PBW)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Auto Components—5.0%
257,445	Fuel Systems Solutions, Inc.(b)	$2,857,640
67,105	Gentherm, Inc.(b)	3,538,447
279,655	Quantum Fuel Systems Technologies Worldwide, Inc.(b)(c)	861,337

		7,257,424

	Automobiles—2.2%
14,141	Tesla Motors, Inc.(b)(c)	3,196,573

	Chemicals—6.7%
23,430	Air Products & Chemicals, Inc.	3,360,565
62,242	Cytec Industries, Inc.	3,441,360
95,337	OM Group, Inc.	2,863,924

		9,665,849

	Construction & Engineering—4.4%
430,011	Ameresco, Inc., Class A(b)	2,889,674
116,874	Quanta Services, Inc.(b)	3,378,827

		6,268,501

	Electric Utilities—2.3%
93,766	ITC Holdings Corp.	3,375,576

	Electrical Equipment—19.4%
1,578,079	Ballard Power Systems, Inc. (Canada)(b)(c)	3,519,116
145,535	Broadwind Energy, Inc.(b)	577,774
1,468,191	China Ming Yang Wind Power Group Ltd. ADR (China)(b)	5,285,488
269,240	Enphase Energy, Inc.(b)	3,384,347
2,556,733	FuelCell Energy, Inc.(b)(c)	3,144,781
55,366	Hydrogenics Corp. (Canada)(b)(c)	673,250
224,959	Orion Energy Systems, Inc.(b)	679,376
1,235,276	Plug Power, Inc.(b)(c)	3,137,601
263,433	PowerSecure International, Inc.(b)	3,453,607
67,257	SolarCity Corp.(b)(c)	4,038,783

		27,894,123

	Electronic Equipment, Instruments & Components—5.9%
89,188	Itron, Inc.(b)	3,198,282
382,884	Maxwell Technologies, Inc.(b)(c)	2,144,150
69,832	Universal Display Corp.(b)	3,077,496

		8,419,928

	Independent Power and Renewable Electricity Producers—12.2%
91,979	Ormat Technologies, Inc.(c)	3,365,512
121,279	Pattern Energy Group, Inc.	3,514,665
288,885	Sky Solar Holdings Ltd. ADR (Hong Kong)(b)(c)	3,021,737
95,869	TerraForm Power, Inc., Class A(b)	3,789,702
276,656	Vivint Solar, Inc.(b)(c)	3,906,383

		17,597,999

	Internet Software & Services—1.9%
275,336	Opower, Inc.(b)(c)	2,753,360

	Oil, Gas & Consumable Fuels—6.2%
304,752	Amyris, Inc.(b)(c)	688,740
374,539	Renewable Energy Group, Inc.(b)	3,449,504
1,229,519	Solazyme, Inc.(b)(c)	4,733,648

		8,871,892

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment—29.2%
123,481	Advanced Energy Industries, Inc.(b)	$3,020,345
425,573	Aixtron SE ADR (Germany)(b)(c)	2,842,828
60,179	Amtech Systems, Inc.(b)	752,237
96,983	Canadian Solar, Inc. (Canada)(b)	3,433,198
85,824	Cree, Inc.(b)(c)	2,718,904
122,779	Daqo New Energy Corp. ADR (China)(b)	3,370,284
55,895	First Solar, Inc.(b)	3,335,255
1,941,275	Hanwha Q Cells Co. Ltd. ADR (South Korea)(b)(c)	4,678,473
346,313	JA Solar Holdings Co. Ltd. ADR (China)(b)(c)	3,470,056
445,701	ReneSola Ltd. ADR (China)(b)(c)	757,692
174,357	Rubicon Technology, Inc.(b)(c)	669,531
132,724	SunEdison, Inc.(b)(c)	3,360,572
105,728	SunPower Corp.(b)	3,403,384
277,105	Trina Solar Ltd. ADR (China)(b)(c)	3,383,452
1,493,288	Yingli Green Energy Holding Co. Ltd. ADR (China)(b)(c)	2,762,583

		41,958,794

	Software—4.5%
284,572	EnerNOC, Inc.(b)	3,144,520
340,583	Silver Spring Networks, Inc.(b)	3,310,467

		6,454,987

	Total Common Stocks and Other Equity Interests (Cost $146,743,162)	143,715,006

	Money Market Fund—0.0%
23,112	Invesco Premier Portfolio—Institutional Class(d) (Cost $23,112)	23,112

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $146,766,274)—99.9%	143,738,118

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—26.5%
38,048,190	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $38,048,190)	38,048,190

	Total Investments (Cost $184,814,464)—126.4%	181,786,308
	Other assets less liabilities—(26.4)%	(37,996,268)

	Net Assets—100.0%	$143,790,040

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares WilderHill Clean Energy Portfolio (PBW) (continued)

April 30, 2015

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$34,377,182	$(34,377,182)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

China	13.2%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

PowerShares WilderHill Progressive Energy Portfolio (PUW)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Aerospace & Defense—2.0%
13,411	Hexcel Corp.	$672,562

	Auto Components—6.1%
13,357	Johnson Controls, Inc.	672,926
28,589	Remy International, Inc.	636,105
13,444	Tenneco, Inc.(b)	785,802

		2,094,833

	Automobiles—4.1%
59,219	Kandi Technologies Group, Inc. (China)(b)(c)	714,773
16,893	Tata Motors Ltd. ADR (India)	695,823

		1,410,596

	Building Products—5.7%
9,563	A.O. Smith Corp.	611,076
13,912	Apogee Enterprises, Inc.	732,050
15,637	Owens Corning	604,526

		1,947,652

	Chemicals—4.6%
14,713	LSB Industries, Inc.(b)	623,978
12,649	Methanex Corp. (Canada)	761,596
141,593	Rentech, Inc.(b)	169,912

		1,555,486

	Commercial Services & Supplies—1.6%
27,702	Covanta Holding Corp.	562,074

	Construction & Engineering—5.3%
37,322	Abengoa, Class B SA ADR (Spain)	597,152
13,459	Chicago Bridge & Iron Co. NV(c)	641,321
31,230	MasTec, Inc.(b)	560,266

		1,798,739

	Electric Utilities—4.6%
339,824	Centrais Eletricas Brasileiras SA ADR (Brazil)(b)(c)	832,569
153,730	Companhia Energetica de Minas Gerais ADR (Brazil)	756,351

		1,588,920

	Electrical Equipment—16.0%
3,736	Acuity Brands, Inc.	623,725
9,810	Eaton Corp. PLC	674,241
10,797	Emerson Electric Co.	635,187
9,520	EnerSys	646,408
36,060	General Cable Corp.	588,139
11,817	Global Power Equipment Group, Inc.	143,577
162,401	GrafTech International Ltd.(b)	786,021
11,918	Power Solutions International, Inc.(b)	760,368
7,808	Regal Beloit Corp.	610,586

		5,468,252

	Electronic Equipment, Instruments & Components—2.0%
32,506	Corning, Inc.	680,351

	Energy Equipment & Services—3.1%
203,466	McDermott International, Inc.(b)	1,068,196

	Food & Staples Retailing—2.0%
15,876	Andersons, Inc. (The)	677,746

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Independent Power and Renewable Electricity Producers—5.6%
19,343	Abengoa Yield PLC (Spain)(c)	$655,921
29,645	Calpine Corp.(b)	646,558
12,735	NRG Yield, Inc., Class A(c)	626,562

		1,929,041

	Industrial Conglomerates—1.8%
21,144	Koninklijke Philips NV (Netherlands)	604,930

	Machinery—10.2%
23,232	Altra Industrial Motion Corp.	612,628
18,122	Chart Industries, Inc.(b)	734,847
15,548	ESCO Technologies, Inc.	570,612
11,878	Luxfer Holdings PLC ADR (United Kingdom)	152,632
5,294	WABCO Holdings, Inc.(b)	658,838
38,802	Westport Innovations, Inc. (Canada)(b)(c)	175,773
12,046	Woodward, Inc.	566,764

		3,472,094

	Oil, Gas & Consumable Fuels—21.6%
43,892	Cameco Corp. (Canada)	771,621
46,693	Chesapeake Energy Corp.(c)	736,349
117,552	Clean Energy Fuels Corp.(b)(c)	1,160,238
98,936	Cosan Ltd., Class A (Brazil)	718,275
18,387	Golar LNG Ltd. (Bermuda)	661,840
25,013	Green Plains, Inc.	778,905
13,416	Range Resources Corp.	852,721
21,600	Sasol Ltd. ADR (South Africa)	869,400
29,101	Southwestern Energy Co.(b)	815,701

		7,365,050

	Real Estate Investment Trusts—1.9%
35,026	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	665,494

	Semiconductors & Semiconductor Equipment—1.7%
20,110	Veeco Instruments, Inc.(b)	593,446

	Total Common Stocks and Other Equity Interests (Cost $30,960,681)	34,155,462

	Money Market Fund—0.2%
53,145	Invesco Premier Portfolio—Institutional Class(d) (Cost $53,145)	53,145

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $31,013,826)—100.1%	34,208,607

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares WilderHill Progressive Energy Portfolio (PUW) (continued)

April 30, 2015

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.6%
2,936,841	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $2,936,841)	$2,936,841

	Total Investments (Cost $33,950,667)—108.7%	37,145,448
	Other assets less liabilities—(8.7)%	(2,975,695)

	Net Assets—100.0%	$34,169,753

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$2,885,416	$(2,885,416)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2015

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares Cleantech™ Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Assets:
Unaffiliated investments, at value(a)	$262,645,037	$76,358,578	$1,872,317,514	$422,921,677
Affiliated investments, at value	147,321	4,911,848	1,164,594	95,206,216

Total investments, at value	262,792,358	81,270,426	1,873,482,108	518,127,893
Foreign currencies, at value	—	43,330	—	267,121
Receivables:
Investments sold	12,772,692	—	—	5,019,916
Dividends	97,577	102,584	395,904	781,252
Foreign tax reclaims	—	72,399	—	659,630
Securities lending	—	9,902	—	95,957
Settlement proceeds	—	26,267	—	—

Total Assets	275,662,627	81,524,908	1,873,878,012	524,951,769

Liabilities:
Due to custodian	—	—	1,208	—
Payables:
Shares repurchased	12,783,432	—	—	—
Expenses recaptured	2,541	—	—	—
Collateral upon return of securities loaned	—	4,887,133	—	46,967,019
Unrealized depreciation on swap agreements	—	—	—	541,193
Investments purchased	—	—	—	95,915
Payable for swaps	—	—	—	81,003
Open written options, at value	—	—	—	—
Accrued advisory fees	115,647	28,261	800,019	186,348
Accrued trustees’ and officer’s fees	21,851	19,604	50,612	31,237
Accrued expenses	126,460	77,940	1,245,919	442,627

Total Liabilities	13,049,931	5,012,938	2,097,758	48,345,342

Net Assets	$262,612,696	$76,511,970	$1,871,780,254	$476,606,427

Net Assets Consist of:
Shares of beneficial interest	$263,164,723	$144,142,791	$1,854,241,573	$550,961,315
Undistributed net investment income (loss)	251,344	212,327	1,729,755	(8,610,255)
Undistributed net realized gain (loss)	(30,465,808)	(84,175,541)	(253,085,308)	(99,541,877)
Net unrealized appreciation (depreciation)	29,662,437	16,332,393	268,894,234	33,797,244

Net Assets	$262,612,696	$76,511,970	$1,871,780,254	$476,606,427

Shares outstanding (unlimited amount authorized, $0.01 par value)	7,350,000	2,500,000	44,100,000	39,900,000
Net asset value	$35.73	$30.60	$42.44	$11.95

Market price	$35.71	$30.54	$42.43	$11.93

Unaffiliated investments, at cost	$232,982,600	$60,021,869	$1,603,423,280	$388,547,802

Affiliated investments, at cost	$147,321	$4,911,848	$1,164,594	$95,206,216

Total investments, at cost	$233,129,921	$64,933,717	$1,604,587,874	$483,754,018

Foreign currencies, at cost	$—	$43,329	$—	$261,586

Premium received on written options	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$—	$4,640,967	$—	$45,374,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® High Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$230,637,008	$407,999,699	$533,407,537	$845,944,242	$143,715,006	$34,155,462
22,415,372	393,117	—	9,220,181	38,071,302	2,989,986

253,052,380	408,392,816	533,407,537	855,164,423	181,786,308	37,145,448
—	—	—	—	—	—

—	—	—	—	—	—
33,911	372,783	522,594	1,042,935	13,158	17,061
—	—	—	—	32,697	18,538
74,481	—	—	—	293,654	16,907
—	—	—	—	—	—

253,160,772	408,765,599	533,930,131	856,207,358	182,125,817	37,197,954

—	86,341	45,812	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
22,131,346	—	—	—	38,048,190	2,936,841
—	—	—	—	—	—
—	38,859	—	—	—	—
—	—	—	—	—	—
—	4,121,590	—	—	—	—
91,956	248,791	84,116	352,787	60,573	8,228
33,947	—	25,439	88,486	45,842	16,159
272,888	—	238,206	607,234	181,172	66,973

22,530,137	4,495,581	393,573	1,048,507	38,335,777	3,028,201

$230,630,635	$404,270,018	$533,536,558	$855,158,851	$143,790,040	$34,169,753

$498,684,269	$394,867,673	$575,284,874	$1,249,724,657	$1,540,220,775	$66,891,907
(241,593)	863,901	1,161,942	1,621,548	(127,786)	84,171
(298,993,746)	(52,666,951)	(113,659,572)	(560,346,799)	(1,393,274,793)	(36,001,106)
31,181,705	61,205,395	70,749,314	164,159,445	(3,028,156)	3,194,781

$230,630,635	$404,270,018	$533,536,558	$855,158,851	$143,790,040	$34,169,753

6,850,000	19,050,000	22,950,000	33,950,000	24,950,000	1,200,000
$33.67	$21.22	$23.25	$25.19	$5.76	$28.47

$33.62	$21.22	$23.24	$25.17	$5.76	$28.47

$199,455,303	$347,722,881	$462,658,223	$676,170,244	$146,743,162	$30,960,681

$22,415,372	$315,056	$—	$14,834,734	$38,071,302	$2,989,986

$221,870,675	$348,037,937	$462,658,223	$691,004,978	$184,814,464	$33,950,667

$—	$—	$—	$—	$—	$—

$—	$4,972,106	$—	$—	$—	$—

$21,274,430	$—	$—	$—	$34,377,182	$2,885,416

49

Statements of Operations

For the year ended April 30, 2015

	PowerShares Aerospace & Defense Portfolio (PPA)	PowerShares Cleantech™ Portfolio (PZD)	PowerShares DWA Momentum Portfolio (PDP)	PowerShares Global Listed Private Equity Portfolio (PSP)
Investment Income:
Unaffiliated dividend income	$2,962,920	$1,210,046	$15,294,201	$20,518,581
Affiliated dividend income	24	7	205	11,606
Securities lending income	—	134,369	—	645,609
Foreign withholding tax	—	(122,747)	(7,199)	(859,629)

Total Income	2,962,944	1,221,675	15,287,207	20,316,167

Expenses:
Advisory fees	925,796	389,624	7,450,484	2,759,566
Sub-licensing fees	111,095	58,444	1,490,096	551,913
Recapture (Note 3)	63,185	—	—	32,811
Accounting & administration fees	37,556	36,770	272,871	112,888
Professional fees	26,921	26,096	43,924	36,766
Trustees’ and officer’s fees	10,902	9,355	34,010	18,980
Custodian & transfer agent fees	9,029	18,699	18,677	54,547
Other expenses	37,566	22,424	135,297	69,848

Total Expenses	1,222,050	561,412	9,445,359	3,637,319

Less: Waivers	(182)	(35,470)	(1,636)	(97,879)

Net Expenses	1,221,868	525,942	9,443,723	3,539,440

Net Investment Income	1,741,076	695,733	5,843,484	16,776,727

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(962,606)	1,132,101	(51,368,226)	(12,189,011)
In-kind redemptions	6,381,025	3,057,156	194,299,202	50,657,555
Swap agreements	—	—	—	9,632,387
Written options	—	—	—	—
Foreign currencies	—	(4,256)	—	(147,747)

Net realized gain (loss)	5,418,419	4,185,001	142,930,976	47,953,184

Change in net unrealized appreciation (depreciation) on:
Investment securities	12,880,679	(7,830,756)	44,967,654	(44,859,446)
Swap agreements	—	—	—	2,733,881
Written options	—	—	—	—
Foreign currencies	—	(7,454)	—	(60,472)

Net change in unrealized appreciation (depreciation)	12,880,679	(7,838,210)	44,967,654	(42,186,037)

Net realized and unrealized gain (loss)	18,299,098	(3,653,209)	187,898,630	5,767,147

Net increase (decrease) in net assets resulting from operations	$20,040,174	$(2,957,476)	$193,742,114	$22,543,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Golden Dragon China Portfolio (PGJ)	PowerShares S&P 500 BuyWrite Portfolio (PBP)	PowerShares S&P 500® High Quality Portfolio (SPHQ)	PowerShares Water Resources Portfolio (PHO)	PowerShares WilderHill Clean Energy Portfolio (PBW)	PowerShares WilderHill Progressive Energy Portfolio (PUW)

$2,355,403	$7,308,730	$9,502,300	$10,921,787	$585,908	$597,448
51	8,408	67	153	30	6
1,170,490	—	—	—	4,494,183	315,498
(122,732)	(1,069)	—	—	(28,818)	(8,755)

3,403,212	7,316,069	9,502,367	10,921,940	5,051,303	904,197

1,232,008	2,638,543	1,300,269	4,665,630	818,674	189,077
246,401	—	208,043	699,845	163,735	37,816
6,686	—	—	—	—	—
52,350	—	82,886	187,689	37,291	36,770
33,890	—	30,169	36,575	27,902	25,764
12,804	—	15,709	26,072	11,158	8,597
106,158	—	12,371	15,157	63,072	9,838
34,514	—	43,970	103,522	58,713	17,410

1,724,811	2,638,543	1,693,417	5,734,490	1,180,545	325,272

(378)	(444)	(392,591)	(1,295)	(34,645)	(60,614)

1,724,433	2,638,099	1,300,826	5,733,195	1,145,900	264,658

1,678,779	4,677,970	8,201,541	5,188,745	3,905,403	639,539

(11,039,224)	1,026,656	(254,921)	(21,203,096)	(29,669,340)	(2,764,126)
44,345,686	25,776,135	44,045,376	47,298,054	18,811,414	3,407,454
—	—	—	—	—	—
—	(27,993,800)	—	—	—	—
—	—	—	—	—	—

33,306,462	(1,191,009)	43,790,455	26,094,958	(10,857,926)	643,328

5,108,538	8,064,823	(389,529)	(53,398,337)	(13,364,817)	(6,100,025)
—	—	—	—	—	—
—	1,667,879	—	—	—	—
—	—	—	—	—	—

5,108,538	9,732,702	(389,529)	(53,398,337)	(13,364,817)	(6,100,025)

38,415,000	8,541,693	43,400,926	(27,303,379)	(24,222,743)	(5,456,697)

$40,093,779	$13,219,663	$51,602,467	$(22,114,634)	$(20,317,340)	$(4,817,158)

51

Statements of Changes in Net Assets

For the years ended April 30, 2015 and 2014

	PowerShares Aerospace & Defense Portfolio (PPA)		PowerShares Cleantech™ Portfolio (PZD)
	2015	2014	2015	2014
Operations:
Net investment income	$1,741,076	$881,865	$695,733	$452,908
Net realized gain (loss)	5,418,419	5,236,366	4,185,001	(41,079)
Net change in unrealized appreciation (depreciation)	12,880,679	17,672,034	(7,838,210)	17,269,664

Net increase (decrease) in net assets resulting from operations	20,040,174	23,790,265	(2,957,476)	17,681,493

Distributions to Shareholders from:
Net investment income	(1,474,100)	(993,578)	(635,362)	(713,573)

Shareholder Transactions:
Proceeds from shares sold	163,593,010	48,361,326	4,394,744	1,498,269
Value of shares repurchased	(17,632,615)	(20,678,371)	(8,825,354)	(5,244,820)

Net increase (decrease) in net assets resulting from shares transactions	145,960,395	27,682,955	(4,430,610)	(3,746,551)

Increase (Decrease) in Net Assets	164,526,469	50,479,642	(8,023,448)	13,221,369

Net Assets:
Beginning of year	98,086,227	47,606,585	84,535,418	71,314,049

End of year	$262,612,696	$98,086,227	$76,511,970	$84,535,418

Undistributed net investment income (loss) at end of year	$251,344	$(15,632)	$212,327	$156,212

Changes in Shares Outstanding:
Shares sold	4,800,000	1,750,000	150,000	50,000
Shares repurchased	(500,000)	(750,000)	(300,000)	(200,000)
Shares outstanding, beginning of year	3,050,000	2,050,000	2,650,000	2,800,000

Shares outstanding, end of year	7,350,000	3,050,000	2,500,000	2,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares DWA Momentum Portfolio (PDP)		PowerShares Global Listed Private Equity Portfolio (PSP)		PowerShares Golden Dragon China Portfolio (PGJ)
2015	2014	2015	2014	2015	2014

$5,843,484	$1,800,480	$16,776,727	$15,159,334	$1,678,779	$2,006,913
142,930,976	56,424,570	47,953,184	35,699,870	33,306,462	39,890,527
44,967,654	95,556,132	(42,186,037)	13,948,978	5,108,538	28,415,205

193,742,114	153,781,182	22,543,874	64,808,182	40,093,779	70,312,645

(4,082,216)	(3,053,165)	(27,591,991)	(65,805,444)	(2,129,714)	(2,898,245)

1,257,742,866	391,192,705	134,129,178	239,772,662	79,503,122	123,413,615
(836,066,053)	(158,406,142)	(236,075,900)	(63,665,641)	(145,405,126)	(114,003,682)

421,676,813	232,786,563	(101,946,722)	176,107,021	(65,902,004)	9,409,933

611,336,711	383,514,580	(106,994,839)	175,109,759	(27,937,939)	76,824,333

1,260,443,543	876,928,963	583,601,266	408,491,507	258,568,574	181,744,241

$1,871,780,254	$1,260,443,543	$476,606,427	$583,601,266	$230,630,635	$258,568,574

$1,729,755	$(31,513)	$(8,610,255)	$(23,516,305)	$(241,593)	$(1,293,541)

30,900,000	11,150,000	11,400,000	20,100,000	2,500,000	4,350,000
(20,900,000)	(4,650,000)	(21,000,000)	(5,500,000)	(5,000,000)	(4,250,000)
34,100,000	27,600,000	49,500,000	34,900,000	9,350,000	9,250,000

44,100,000	34,100,000	39,900,000	49,500,000	6,850,000	9,350,000

53

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2015 and 2014

	PowerShares S&P 500 BuyWrite Portfolio (PBP)		PowerShares S&P 500® High Quality Portfolio (SPHQ)
	2015	2014	2015	2014
Operations:
Net investment income	$4,677,970	$2,774,392	$8,201,541	$5,453,071
Net realized gain (loss)	(1,191,009)	(8,894,757)	43,790,455	15,539,020
Net change in unrealized appreciation (depreciation)	9,732,702	24,139,096	(389,529)	29,453,789

Net increase (decrease) in net assets resulting from operations	13,219,663	18,018,731	51,602,467	50,445,880

Distributions to Shareholders from:
Net investment income	(13,360,682)	(12,551,907)	(7,699,802)	(5,320,142)
Net realized gains	(3,220,888)	(67,519)	—	—

Total distributions to shareholders	(16,581,570)	(12,619,426)	(7,699,802)	(5,320,142)

Shareholder Transactions:
Proceeds from shares sold	231,535,424	72,951,504	242,538,333	137,479,261
Value of shares repurchased	(73,361,924)	(34,114,213)	(118,590,643)	(45,654,865)

Net increase (decrease) in net assets resulting from shares transactions	158,173,500	38,837,291	123,947,690	91,824,396

Increase (Decrease) in Net Assets	154,811,593	44,236,596	167,850,355	136,950,134

Net Assets:
Beginning of year	249,458,425	205,221,829	365,686,203	228,736,069

End of year	$404,270,018	$249,458,425	$533,536,558	$365,686,203

Undistributed net investment income (loss) at end of year	$863,901	$492,190	$1,161,942	$660,203

Changes in Shares Outstanding:
Shares sold	10,900,000	3,500,000	10,650,000	7,000,000
Shares repurchased	(3,550,000)	(1,650,000)	(5,200,000)	(2,300,000)
Shares outstanding, beginning of year	11,700,000	9,850,000	17,500,000	12,800,000

Shares outstanding, end of year	19,050,000	11,700,000	22,950,000	17,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Water Resources Portfolio (PHO)		PowerShares WilderHill Clean Energy Portfolio (PBW)		PowerShares WilderHill Progressive Energy Portfolio (PUW)
2015	2014	2015	2014	2015	2014

$5,188,745	$6,200,491	$3,905,403	$3,171,838	$639,539	$317,552
26,094,958	84,949,788	(10,857,926)	31,745,124	643,328	1,303,228
(53,398,337)	62,930,259	(13,364,817)	24,395,717	(6,100,025)	5,713,352

(22,114,634)	154,080,538	(20,317,340)	59,312,679	(4,817,158)	7,334,132

(5,760,750)	(5,035,124)	(4,135,076)	(5,058,769)	(626,095)	(473,310)
—	—	—	—	—	—

(5,760,750)	(5,035,124)	(4,135,076)	(5,058,769)	(626,095)	(473,310)

35,679,168	157,626,289	28,214,118	125,579,841	5,044,172	5,983,872
(142,892,020)	(193,488,911)	(78,072,886)	(104,226,358)	(11,250,272)	(5,609,711)

(107,212,852)	(35,862,622)	(49,858,768)	21,353,483	(6,206,100)	374,161

(135,088,236)	113,182,792	(74,311,184)	75,607,393	(11,649,353)	7,234,983

990,247,087	877,064,295	218,101,224	142,493,831	45,819,106	38,584,123

$855,158,851	$990,247,087	$143,790,040	$218,101,224	$34,169,753	$45,819,106

$1,621,548	$2,193,553	$(127,786)	$(336,558)	$84,171	$70,727

1,400,000	6,100,000	4,300,000	20,650,000	150,000	200,000
(5,650,000)	(7,650,000)	(12,450,000)	(17,300,000)	(350,000)	(200,000)
38,200,000	39,750,000	33,100,000	29,750,000	1,400,000	1,400,000

33,950,000	38,200,000	24,950,000	33,100,000	1,200,000	1,400,000

55

Financial Highlights

PowerShares Aerospace & Defense Portfolio (PPA)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$32.16	$23.22	$19.99	$20.57	$19.07
Net investment income(a)	0.32	0.33	0.44	0.21	0.18
Net realized and unrealized gain (loss) on investments	3.52	9.00	3.22	(0.60)	1.49
Total from investment operations	3.84	9.33	3.66	(0.39)	1.67
Distributions to shareholders from:
Net investment income	(0.27)	(0.39)	(0.43)	(0.19)	(0.17)
Net asset value at end of year	$35.73	$32.16	$23.22	$19.99	$20.57
Market price at end of year(b)	$35.71	$32.15	$23.20	$19.98	$20.57
Net Asset Value Total Return(c)	11.99%	40.52%	18.69%	(1.82)%	8.91%
Market Price Total Return(c)	11.96%	40.59%	18.65%	(1.87)%	8.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$262,613	$98,086	$47,607	$54,967	$107,971
Ratio to average net assets of:
Expenses, after Waivers	0.66%	0.66%	0.66%	0.66%	0.66%
Expenses, prior to Waivers	0.66%	0.69%	0.74%	0.76%	0.73%
Net investment income, after Waivers	0.94%	1.13%	2.18%	1.09%	0.99%
Portfolio turnover rate(d)	13%	8%	17%	25%	12%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares CleantechTM Portfolio (PZD)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$31.90	$25.47	$23.06	$30.10	$25.00
Net investment income(a)	0.27	0.17	0.26	0.24	0.06
Net realized and unrealized gain (loss) on investments	(1.33)	6.53	2.37	(7.07)	5.05
Total from investment operations	(1.06)	6.70	2.63	(6.83)	5.11
Distributions to shareholders from:
Net investment income	(0.24)	(0.27)	(0.22)	(0.21)	(0.01)
Net asset value at end of year	$30.60	$31.90	$25.47	$23.06	$30.10
Market price at end of year(b)	$30.54	$31.92	$25.36	$22.98	$30.08
Net Asset Value Total Return(c)	(3.36)%	26.52%	11.59%	(22.65)%	20.43%
Market Price Total Return(c)	(3.61)%	27.15%	11.50%	(22.87)%	21.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$76,512	$84,535	$71,314	$100,305	$162,530
Ratio to average net assets of:
Expenses, after Waivers	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses, prior to Waivers	0.72%	0.72%	0.76%	0.74%	0.74%
Net investment income, after Waivers	0.89%	0.58%	1.16%	0.97%	0.22%
Portfolio turnover rate(d)	22%	24%	22%	27%	24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares DWA Momentum Portfolio (PDP)

	Year Ended April 30,
	2015		2014		2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$36.96		$31.77		$27.86		$26.52	$21.25
Net investment income(a)	0.16		0.06		0.23		0.07	0.04
Net realized and unrealized gain on investments	5.43		5.23		3.92		1.31	5.29
Total from investment operations	5.59		5.29		4.15		1.38	5.33
Distributions to shareholders from:
Net investment income	(0.11)		(0.10)		(0.24)		(0.04)	(0.06)
Net asset value at end of year	$42.44		$36.96		$31.77		$27.86	$26.52
Market price at end of year(b)	$42.43		$36.93		$31.76		$27.86	$26.54
Net Asset Value Total Return(c)	15.13%		16.71%		15.02%		5.22%	25.11%
Market Price Total Return(c)	15.19%		16.65%		14.98%		5.15%	25.26%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,871,780		$1,260,444		$876,929		$571,078	$450,904
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(d)	0.64	%(d)	0.67	%(d)	0.65%	0.70%
Expenses, prior to Waivers	0.63	%(d)	0.64	%(d)	0.67	%(d)	0.65%	0.71%
Net investment income, after Waivers	0.39%		0.17%		0.82%		0.29%	0.19%
Portfolio turnover rate(e)	73%		75%		66%		96%	42%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares Global Listed Private Equity Portfolio (PSP)

	Year Ended April 30,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$11.79	$11.70		$9.22	$12.17	$10.04
Net investment income(a)	0.35	0.38	(b)	0.24	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.41	1.38		2.64	(2.58)	2.41
Total from investment operations	0.76	1.76		2.88	(2.32)	2.67
Distributions to shareholders from:
Net investment income	(0.60)	(1.67)		(0.40)	(0.56)	(0.54)
Return of capital	—	—		—	(0.07)	—
Total distributions	(0.60)	(1.67)		(0.40)	(0.63)	(0.54)
Net asset value at end of year	$11.95	$11.79		$11.70	$9.22	$12.17
Market price at end of year(c)	$11.93	$11.85		$11.75	$9.25	$12.25
Net Asset Value Total Return(d)	6.79%	16.20%		31.87%	(19.51)%	27.93%
Market Price Total Return(d)	6.09%	16.31%		32.00%	(19.80)%	28.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$476,606	$583,601		$408,492	$296,744	$493,622
Ratio to average net assets of:
Expenses, after Waivers(e)	0.64%	0.69%		0.70%	0.71%	0.70%
Expenses, prior to Waivers(e)	0.66%	0.70%		0.70%	0.76%	0.73%
Net investment income, after Waivers	3.04%	3.20	%(b)	2.47%	2.79%	2.50%
Portfolio turnover rate(f)	30%	53%		53%	88%	112%

(a)	Based on average shares outstanding.
(b)	Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.28 and 2.39%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares Golden Dragon China Portfolio (PGJ)

	Year Ended April 30,
	2015	2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$27.65	$19.65	$21.56		$28.98	$25.03
Net investment income(a)	0.21	0.21	0.34		0.48	0.21
Net realized and unrealized gain (loss) on investments	6.06	8.08	(1.81)		(7.43)	3.92
Total from investment operations	6.27	8.29	(1.47)		(6.95)	4.13
Distributions to shareholders from:
Net investment income	(0.25)	(0.29)	(0.44)		(0.47)	(0.18)
Net asset value at end of year	$33.67	$27.65	$19.65		$21.56	$28.98
Market price at end of year(b)	$33.62	$27.60	$19.59		$21.49	$28.87
Net Asset Value Total Return(c)	22.79%	42.28%	(6.73	)%(d)	(23.98)%	16.60%
Market Price Total Return(c)	22.83%	42.46%	(6.70)%		(23.93)%	16.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$230,631	$258,569	$181,744		$245,838	$446,292
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%		0.69%	0.70%
Expenses, prior to Waivers	0.70%	0.70%	0.75%		0.71%	0.72%
Net investment income, after Waivers	0.68%	0.75%	1.78%		2.08%	0.82%
Portfolio turnover rate(e)	25%	37%	63%		23%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.004 per share. Had the pay-in not been made, the net asset value total return would have been (6.77)%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares S&P 500 BuyWrite Portfolio (PBP)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$21.32	$20.83	$20.60	$21.52	$21.52
Net investment income(a)	0.28	0.28	0.33	0.29	0.29
Net realized and unrealized gain on investments	0.65	1.57	0.70	1.00	1.34
Total from investment operations	0.93	1.85	1.03	1.29	1.63
Distributions to shareholders from:
Net investment income	(0.86)	(1.35)	(0.65)	(2.10)	(0.27)
Net realized gains	(0.17)	(0.01)	(0.15)	(0.11)	(1.36)
Total distributions	(1.03)	(1.36)	(0.80)	(2.21)	(1.63)
Net asset value at end of year	$21.22	$21.32	$20.83	$20.60	$21.52
Market price at end of year(b)	$21.22	$21.35	$20.83	$20.65	$21.52
Net Asset Value Total Return(c)	4.48%	9.34%	5.22%	6.74%	8.11%
Market Price Total Return(c)	4.32%	9.50%	4.97%	7.02%	8.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$404,270	$249,458	$205,222	$154,528	$120,511
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.33%	1.37%	1.61%	1.42%	1.37%
Portfolio turnover rate(d)	50%	32%	22%	58%	61%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

PowerShares S&P 500® High Quality Portfolio (SPHQ)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$20.90	$17.87	$15.33	$14.64	$12.21
Net investment income(a)	0.41	0.36	0.33	0.26	0.20
Net realized and unrealized gain on investments	2.33	3.03	2.52	0.74	2.31
Total from investment operations	2.74	3.39	2.85	1.00	2.51
Distributions to shareholders from:
Net investment income	(0.39)	(0.36)	(0.31)	(0.31)	(0.08)
Net asset value at end of year	$23.25	$20.90	$17.87	$15.33	$14.64
Market price at end of year(b)	$23.24	$20.89	$17.87	$15.33	$14.64
Net Asset Value Total Return(c)	13.17%	19.15%	18.86%	7.04%	20.61%
Market Price Total Return(c)	13.18%	19.09%	18.86%	7.04%	20.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$533,537	$365,686	$228,736	$146,421	$112,695
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.39%	0.50%	0.52%
Expenses, prior to Waivers	0.38%	0.39%	0.55%	0.70%	0.84%
Net investment income (loss), after Waivers	1.83%	1.87%	2.06%	1.82%	1.49%
Portfolio turnover rate(d)	18%	13%	17%	14%	64%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Water Resources Portfolio (PHO)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$25.92	$22.06	$18.78	$20.25	$18.05
Net investment income(a)	0.14	0.16	0.16	0.14	0.11
Net realized and unrealized gain (loss) on investments	(0.72)	3.83	3.28	(1.48)	2.19
Total from investment operations	(0.58)	3.99	3.44	(1.34)	2.30
Distributions to shareholders from:
Net investment income	(0.15)	(0.13)	(0.16)	(0.13)	(0.10)
Net asset value at end of year	$25.19	$25.92	$22.06	$18.78	$20.25
Market price at end of year(b)	$25.17	$25.91	$22.05	$18.77	$20.24
Net Asset Value Total Return(c)	(2.25)%	18.16%	18.48%	(6.59)%	12.81%
Market Price Total Return(c)	(2.29)%	18.17%	18.49%	(6.59)%	12.75%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$855,159	$990,247	$877,064	$825,510	$1,260,648
Ratio to average net assets of:
Expenses, after Waivers	0.61%	0.61%	0.62%	0.62%	0.66%
Expenses, prior to Waivers	0.61%	0.61%	0.62%	0.62%	0.66%
Net investment income, after Waivers	0.56%	0.66%	0.81%	0.77%	0.63%
Portfolio turnover rate(d)	25%	34%	31%	44%	13%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

PowerShares WilderHill Clean Energy Portfolio (PBW)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$6.59	$4.79	$5.08	$10.35	$10.12
Net investment income (loss)(a)	0.14	0.10	0.11	0.20	(0.03)
Net realized and unrealized gain (loss) on investments	(0.82)	1.85	(0.26)	(5.33)	0.26
Total from investment operations	(0.68)	1.95	(0.15)	(5.13)	0.23
Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.14)	(0.14)	—
Net asset value at end of year	$5.76	$6.59	$4.79	$5.08	$10.35
Market price at end of year(b)	$5.76	$6.59	$4.79	$5.08	$10.33
Net Asset Value Total Return(c)	(10.36)%	41.23%	(2.64)%	(49.78)%	2.27%
Market Price Total Return(c)	(10.36)%	41.23%	(2.65)%	(49.68)%	2.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$143,790	$218,101	$142,494	$178,016	$541,472
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.72%	0.70%	0.70%	0.76%	0.75%
Net investment income (loss), after Waivers	2.39%	1.55%	2.48%	2.98%	(0.27)%
Portfolio turnover rate(d)	48%	57%	52%	46%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares WilderHill Progressive Energy Portfolio (PUW)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$32.73	$27.56	$25.87	$30.68	$25.19
Net investment income(a)	0.50	0.24	0.35	0.14	0.10
Net realized and unrealized gain (loss) on investments	(4.27)	5.27	1.54	(4.71)	5.53
Total from investment operations	(3.77)	5.51	1.89	(4.57)	5.63
Distributions to shareholders from:
Net investment income	(0.49)	(0.34)	(0.20)	(0.24)	(0.14)
Net asset value at end of year	$28.47	$32.73	$27.56	$25.87	$30.68
Market price at end of year(b)	$28.47	$32.71	$27.55	$25.86	$30.70
Net Asset Value Total Return(c)	(11.59)%	20.24%	7.38%	(14.84)%	22.47%
Market Price Total Return(c)	(11.54)%	20.21%	7.38%	(14.93)%	22.55%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,170	$45,819	$38,584	$47,859	$75,175
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.71%	0.70%
Expenses, prior to Waivers	0.86%	0.84%	0.87%	0.86%	0.86%
Net investment income, after Waivers	1.69%	0.78%	1.40%	0.56%	0.37%
Portfolio turnover rate(d)	41%	37%	32%	36%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Aerospace & Defense Portfolio (PPA)	“Aerospace & Defense Portfolio”
PowerShares CleantechTM Portfolio (PZD)	“CleantechTM Portfolio”
PowerShares DWA Momentum Portfolio (PDP)	“DWA Momentum Portfolio”
PowerShares Global Listed Private Equity Portfolio (PSP)	“Global Listed Private Equity Portfolio”
PowerShares Golden Dragon China Portfolio (PGJ)	“Golden Dragon China Portfolio”
PowerShares S&P 500 BuyWrite Portfolio (PBP)	“S&P 500 BuyWrite Portfolio”
PowerShares S&P 500® High Quality Portfolio (SPHQ)	“S&P 500® High Quality Portfolio”
PowerShares Water Resources Portfolio (PHO)	“Water Resources Portfolio”
PowerShares WilderHill Clean Energy Portfolio (PBW)	“WilderHill Clean Energy Portfolio”
PowerShares WilderHill Progressive Energy Portfolio (PUW)	“WilderHill Progressive Energy Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Aerospace & Defense Portfolio	SPADETM Defense Index
CleantechTM Portfolio	The Cleantech IndexTM
DWA Momentum Portfolio	Dorsey Wright Technical LeadersTM Index
Global Listed Private Equity Portfolio	Red Rocks Global Listed Private Equity Index
Golden Dragon China Portfolio	NASDAQ Golden Dragon China Index
S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite IndexTM
S&P 500® High Quality Portfolio	S&P 500® High Quality Rankings Index
Water Resources Portfolio	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index
WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

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A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

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Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except for CleantechTM Portfolio, DWA Momentum Portfolio, Global Listed Private Equity Portfolio, S&P 500 BuyWrite Portfolio, S&P 500® High Quality Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Foreign Investment Risk. For CleantechTM Portfolio, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Fund may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Foreign Securities Risk. For Cleantech™ Portfolio, Global Listed Private Equity Portfolio and Water Resources Portfolio, since their Underlying Indexes may include ADRs and global depositary receipts (“GDRs”), investing in these Funds involve risks of investing in foreign securities, in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

Risk of Investing in Listed Private Equity Companies. For Global Listed Private Equity Portfolio, there are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”), and other financial

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institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

S&P 500 BuyWrite Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on

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ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Option Contracts Written

S&P 500 BuyWrite Portfolio engaged in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently “marked-to-market” to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The primary risk in writing a call option is market risk. The Fund gives up the opportunity for profit if the market price of the underlying security increases and the option is exercised but will continue to bear the risk of loss should the price of the underlying security decline. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Writing Covered Call Option Risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite Portfolio will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

H. Swap Agreements

Global Listed Private Equity Portfolio entered into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

I. Securities Lending

During the fiscal year ended April 30, 2015, CleantechTM Portfolio, Global Listed Private Equity Portfolio, Golden Dragon China Portfolio, WilderHill Clean Energy Portfolio and WilderHill Progressive Energy Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international) of the market value of the loaned securities determined daily by the securities lending

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provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for S&P 500 BuyWrite Portfolio and S&P 500® High Quality Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® High Quality Portfolio has agreed to pay the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

As compensation for its services, S&P 500 BuyWrite Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.75% of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (excluding S&P BuyWrite Portfolio), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for S&P 500® High Quality Portfolio and S&P 500 BuyWrite Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2016. The Expense Cap (including sub-licensing fees) for S&P 500® High Quality Portfolio is 0.29% of the Fund’s average daily net assets per year through at least August 31, 2016. Offering costs excluded from each Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2016. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense Portfolio, DWA Momentum Portfolio, Global Listed Private Equity Portfolio, Golden Dragon China Portfolio and Water Resources Portfolio.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2015, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense Portfolio	$182
CleantechTM Portfolio	35,470
DWA Momentum Portfolio	1,636
Global Listed Private Equity Portfolio	97,879
Golden Dragon China Portfolio	378
S&P 500 BuyWrite Portfolio	444
S&P 500® High Quality Portfolio	392,591
Water Resources Portfolio	1,295
WilderHill Clean Energy Portfolio	34,645
WilderHill Progressive Energy Portfolio	60,614

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The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to S&P 500 BuyWrite Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2015 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/16	04/30/17	04/30/18
Aerospace & Defense Portfolio	$59,650	$36,735	$22,915	$—
CleantechTM Portfolio	131,456	61,862	34,174	35,420
Golden Dragon China Portfolio	91,655	91,655	—	—
S&P 500® High Quality Portfolio	950,284	271,138	286,999	392,147
WilderHill Clean Energy Portfolio	34,402	—	—	34,402
WilderHill Progressive Energy Portfolio	180,591	64,090	55,938	60,563

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense Portfolio	International Space Business Council
CleantechTM Portfolio	Cleantech Indices LLC
DWA Momentum Portfolio	Dorsey Wright & Associates, Inc.
Global Listed Private Equity Portfolio	Red Rocks Capital Partners, LLC
Golden Dragon China Portfolio	The NASDAQ OMX Group, Inc.
S&P 500 BuyWrite Portfolio	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
S&P 500® High Quality Portfolio	Standard & Poor’s Financial Services LLC
Water Resources Portfolio	The NASDAQ OMX Group, Inc.
WilderHill Clean Energy Portfolio	WilderShares, LLC
WilderHill Progressive Energy Portfolio	WilderShares, LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (other than S&P 500 BuyWrite Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated with the Funds. The table below shows S&P 500 BuyWrite Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2015.

S&P 500 BuyWrite Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2015	Dividend Income
Invesco Ltd.	$227,034	$255,563	$(138,814)	$19,123	$30,211	$393,117	$8,367

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The 1940 Act defines “affiliated person” to include issuers of which a fund holds 5% or more of the outstanding voting securities. The table below shows Water Resources Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2015.

Water Resources Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2015	Dividend Income
Layne Christensen Co.	$13,662,750	$13,559,525	$(6,283,896)	$(5,498,889)	$(6,432,573)	$9,006,917	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The appreciation (depreciation) on options held in S&P 500 BuyWrite Portfolio was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Global Listed Private Equity Portfolio
Equity Securities	$518,127,893	$—	$—	$518,127,893
Swap Agreements*	—	(541,193)	—	(541,193)

Total Investments	$518,127,893	$(541,193)	$—	$517,586,700

Golden Dragon China Portfolio
Equity Securities	$253,052,380	$—	$0	$253,052,380

*	Unrealized appreciation (depreciation).

Note 6. Derivative Investments

Global Listed Private Equity Portfolio and S&P 500 BuyWrite Portfolio have implemented required disclosures about derivative investments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative investments and hedging activities by enabling investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

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Value of Derivative Investments at Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2015:

	Value
	Global Listed Private Equity Portfolio		S&P 500 BuyWrite Portfolio
Risk Exposure/Derivative Type	Assets	Liabilities	Assets	Liabilities
Equity risk:
Swap agreements(a)	$—	$(541,193)	$—	$—
Options written contracts(a)	—	—	—	(4,121,590)

	$—	$(541,193)	$—	$(4,121,590)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized depreciation on swap agreements and Open options written, at value, respectively.

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2015

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
	Swap Agreements	Options written contracts
Realized Gain (Loss):
Equity risk	$9,632,387	$(27,993,800)
Change in Net Unrealized Appreciation:
Equity risk	2,733,881	1,667,879

Total	$12,366,268	$(26,325,921)

The table below summarizes the average notional value of swap agreements and options outstanding during the year.

	Average Notional Value
	Global Listed Private Equity Portfolio	S&P 500 BuyWrite Portfolio
Swap agreements	$53,425,073	$—
Options written contracts	—	364,763,125

Global Listed Private Equity Portfolio

Open Total Return Swap Agreements
Counterparty	Swap Agreements	Termination Date	Notional Amount	Value Unrealized Appreciation (Depreciation)
Citibank, N.A.	Receive a return equal to common shares of The Blackstone Group LP and pay the product of (i) 1-Month LIBOR plus 75 basis points multiplied by (ii) days in the period divided by 360	10/23/15	$22,218,062	$(20,282)
Citibank, N.A.	Receive a return equal to the common shares of KKR & Co. LP and pay the product of (i) 1-Month LIBOR plus 75 basis points multiplied by (ii) days in the period divided by 360	10/23/15	21,351,963	(520,792)
Morgan Stanley Capital Services LLC	Receive a return equal to common shares of Riverstone Energy Ltd. and pay the product of (i) 1-Month LIBOR plus 85 basis points multiplied by (ii) days in the period divided by 365	08/03/16	3,205,855	(119)

Total Open Total Return Swap Agreements—Equity Risk				$(541,193)

Investment Abbreviations:

LIBOR—London Interbank Offered Rate

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S&P 500 BuyWrite Portfolio

Open Options Written—Equity Risk
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Unrealized Appreciation	Notional Value*	Value
Call Option S&P 500 Index	May-15	$2,085	1,958	$4,972,106	$850,516	$408,243,000	$4,121,590

*	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Options Written Transactions During the Year
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	1,343	$2,842,312
Written	11,129	23,787,149
Closed	(1,358)	(2,977,332)
Expired	(9,156)	(18,680,023)

End of year	1,958	$4,972,106

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” is intended to enhance disclosures about financial instruments and derivative investments that are subject to offsetting arrangements on the Statements of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on each Fund’s financial position. In order for an arrangement to be eligible for netting, the Funds must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Funds’ counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative investments subject to a netting agreement for which the Funds are not currently netting. The following table presents derivative investments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2015.

Global Listed Private Equity Portfolio

Liabilities:				Collateral Pledged
Counterparty	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Financial Instruments	Cash	Net Amount
Citibank, N.A.	$541,074	$—	$541,074	$—	$—	$541,074
Morgan Stanley, Capital Securities LLC	119	—	119	—	—	119

Total	$541,193	$—	$541,193	$—	$—	$541,193

Note 7. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2015 and 2014:

	2015		2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Aerospace & Defense Portfolio	$1,474,100	$—	$993,578	$—
CleantechTM Portfolio	635,362	—	713,573	—
DWA Momentum Portfolio	4,082,216	—	3,053,165	—
Global Listed Private Equity Portfolio	27,591,991	—	65,805,444	—
Golden Dragon China Portfolio	2,129,714	—	2,898,245	—
S&P 500 BuyWrite Portfolio	16,581,570	—	12,553,393	66,033

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	2015		2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
S&P 500® High Quality Portfolio	$7,699,802	$—	$5,320,142	$—
Water Resources Portfolio	5,760,750	—	5,035,124	—
WilderHill Clean Energy Portfolio	4,135,076	—	5,058,769	—
WilderHill Progressive Energy Portfolio	626,095	—	473,310	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Post-October Capital Losses Deferrals*	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense Portfolio	$269,899	$(18,555)	$27,893,497	$—	$(28,696,868)	$—	$263,164,723	$262,612,696
CleantechTM Portfolio	229,476	(17,046)	15,550,925	(4,419)	(83,389,757)	—	144,142,791	76,511,970
DWA Momentum Portfolio	1,770,380	(40,625)	263,051,891	—	(203,460,829)	(43,782,136)	1,854,241,573	1,871,780,254
Global Listed Private Equity Portfolio	14,008,296	(26,202)	(2,297,347)	(35,259)	(80,747,445)	(5,256,931)	550,961,315	476,606,427
Golden Dragon China Portfolio	257,642	(30,573)	24,303,487	—	(285,098,508)	(7,485,682)	498,684,269	230,630,635
S&P 500 BuyWrite Portfolio	9,402,345	—	—	—	—	—	394,867,673	404,270,018
S&P 500® High Quality Portfolio	1,182,744	(20,802)	68,344,529	—	(110,592,100)	(662,687)	575,284,874	533,536,558
Water Resources Portfolio	1,703,116	(81,568)	154,327,727	—	(530,700,926)	(19,814,155)	1,249,724,657	855,158,851
WilderHill Clean Energy Portfolio	541,229	(43,031)	(10,650,996)	—	(1,371,873,358)	(14,404,579)	1,540,220,775	143,790,040
WilderHill Progressive Energy Portfolio	97,979	(13,808)	2,337,688	—	(32,157,961)	(2,986,052)	66,891,907	34,169,753

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates, for each Fund as of April 30, 2015:

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Aerospace & Defense Portfolio	$2,374,303	$7,470,897	$6,428,813	$9,464,875	$—	$2,957,980	$28,696,868	$104,662
CleantechTM Portfolio	1,171,839	14,341,075	25,186,026	12,098,616	1,234,766	29,357,435	83,389,757	—
DWA Momentum Portfolio	5,046,566	92,771,702	60,219,842	10,496,532	34,926,187	—	203,460,829	—
Global Listed Private Equity Portfolio	796,018	7,687,052	47,149,399	—	16,524,684	8,590,292	80,747,445	—
Golden Dragon China Portfolio	1,235,904	22,836,421	74,072,167	35,483,714	15,547,206	135,923,096	285,098,508	3,128,677
S&P 500 BuyWrite Portfolio	—	—	—	—	—	—	—	—
S&P 500® High Quality Portfolio	21,013,690	37,241,965	42,466,537	9,869,908	—	—	110,592,100	27,128,611

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					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Water Resources Portfolio	$3,553,481	$93,208,162	$265,948,030	$33,978,301	$22,405,830	$111,607,122	$530,700,926	$11,876,489
WilderHill Clean Energy Portfolio	44,707,703	261,712,498	460,657,845	241,008,862	61,502,550	302,283,900	1,371,873,358	89,533,576
WilderHill Progressive Energy Portfolio	179,432	8,319,827	12,433,887	2,282,887	3,352,064	5,589,864	32,157,961	—

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 8. Investment Transactions

For the fiscal year ended April 30, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense Portfolio	$25,199,987	$24,060,223
CleantechTM Portfolio	17,361,982	17,382,755
DWA Momentum Portfolio	1,097,852,608	1,099,002,384
Global Listed Private Equity Portfolio	149,287,673	161,247,999
Golden Dragon China Portfolio	62,638,790	62,227,665
S&P 500 BuyWrite Portfolio	177,242,904	216,776,809
S&P 500® High Quality Portfolio	80,964,834	80,246,638
Water Resources Portfolio	235,022,482	234,854,785
WilderHill Clean Energy Portfolio	80,370,901	79,998,792
WilderHill Progressive Energy Portfolio	15,728,088	15,666,267

For the fiscal year ended April 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense Portfolio	$163,344,225	$17,603,595
CleantechTM Portfolio	4,389,849	8,808,462
DWA Momentum Portfolio	1,257,162,017	830,993,457
Global Listed Private Equity Portfolio	117,342,178	203,707,736
Golden Dragon China Portfolio	79,977,334	146,387,188
S&P 500 BuyWrite Portfolio	234,189,720	73,987,464
S&P 500® High Quality Portfolio	242,120,584	118,432,845
Water Resources Portfolio	35,644,453	143,302,484
WilderHill Clean Energy Portfolio	28,234,167	77,921,450
WilderHill Progressive Energy Portfolio	5,021,674	11,197,431

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Aerospace & Defense Portfolio	$31,721,305	$(3,827,808)	$27,893,497	$234,898,861
CleantechTM Portfolio	20,227,194	(4,676,269)	15,550,925	65,719,501
DWA Momentum Portfolio	282,756,835	(19,704,944)	263,051,891	1,610,430,217
Global Listed Private Equity Portfolio	33,808,855	(36,106,202)	(2,297,347)	520,425,240

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	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Golden Dragon China Portfolio	$48,127,616	$(23,824,129)	$24,303,487	$228,748,893
S&P 500 BuyWrite Portfolio	—	—	—	408,392,816
S&P 500® High Quality Portfolio	71,525,796	(3,181,267)	68,344,529	465,063,008
Water Resources Portfolio	196,276,458	(41,948,731)	154,327,727	700,836,696
WilderHill Clean Energy Portfolio	22,429,605	(33,080,601)	(10,650,996)	192,437,304
WilderHill Progressive Energy Portfolio	5,869,419	(3,531,731)	2,337,688	34,807,760

Note 9. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2015, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense Portfolio	$—	$(6,140,471)	$6,140,471
CleantechTM Portfolio	(4,256)	(2,955,762)	2,960,018
DWA Momentum Portfolio	—	(187,744,620)	187,744,620
Global Listed Private Equity Portfolio	25,721,314	(51,059,113)	25,337,799
Golden Dragon China Portfolio	1,502,883	(37,530,906)	36,028,023
S&P 500 BuyWrite Portfolio	9,054,423	(9,054,423)	—
S&P 500® High Quality Portfolio	—	(16,524,524)	16,524,524
Water Resources Portfolio	—	(32,805,428)	32,805,428
WilderHill Clean Energy Portfolio	438,445	74,680,874	(75,119,319)
WilderHill Progressive Energy Portfolio	—	(3,065,594)	3,065,594

Note 10. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for S&P 500 BuyWrite Portfolio. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 11. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

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Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

75

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Aerospace & Defense Portfolio, PowerShares CleantechTM Portfolio, PowerShares DWA Momentum Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares Golden Dragon China Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares S&P 500® High Quality Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio and PowerShares WilderHill Progressive Energy Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2015

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, (excluding PowerShares S&P 500 BuyWrite Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares S&P 500 BuyWrite Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2015.

In addition to the fees and expenses which the PowerShares DWA Momentum Portfolio and PowerShares Global Listed Private Equity Portfolio (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invests in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly are included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Aerospace & Defense Portfolio (PPA)
Actual	$1,000.00	$1,065.72	0.66%	$3.38
Hypothetical (5% return before expenses)	1,000.00	1,021.52	0.66	3.31
PowerShares CleantechTM Portfolio (PZD)
Actual	1,000.00	1,051.63	0.67	3.41
Hypothetical (5% return before expenses)	1,000.00	1,021.47	0.67	3.36
PowerShares DWA Momentum Portfolio (PDP)
Actual	1,000.00	1,053.70	0.63	3.21
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Global Listed Private Equity Portfolio (PSP)
Actual	1,000.00	1,118.90	0.64	3.36
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.64	3.21

77

Fees and Expenses (continued)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Golden Dragon China Portfolio (PGJ)
Actual	$1,000.00	$1,076.73	0.70%	$3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
PowerShares S&P 500 BuyWrite Portfolio (PBP)
Actual	1,000.00	1,036.68	0.75	3.79
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
PowerShares S&P 500® High Quality Portfolio (SPHQ)
Actual	1,000.00	1,044.76	0.29	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.36	0.29	1.45
PowerShares Water Resources Portfolio (PHO)
Actual	1,000.00	974.80	0.61	2.99
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
PowerShares WilderHill Clean Energy Portfolio (PBW)
Actual	1,000.00	964.27	0.70	3.41
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
PowerShares WilderHill Progressive Energy Portfolio (PUW)
Actual	1,000.00	989.65	0.70	3.45
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

78

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2015:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Aerospace & Defense Portfolio	100%	100%
CleantechTM Portfolio	100%	26%
DWA Momentum Portfolio	100%	100%
Global Listed Private Equity Portfolio	39%	12%
Golden Dragon China Portfolio	100%	0%
S&P 500 BuyWrite Portfolio	0%	0%
S&P 500® High Quality Portfolio	100%	100%
Water Resources Portfolio	100%	100%
WilderHill Clean Energy Portfolio	15%	10%
WilderHill Progressive Energy Portfolio	63%	6%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

79

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	120	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Retired. Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	120	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	120	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	120	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

81

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustees and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

83

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013).

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

84

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

85

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2014, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares Global Listed Private Equity Portfolio and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[1], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[1], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[1], PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2016, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[2], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[2], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[2], PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

[1]	The annual management fee for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced to 0.25% of each Fund’s average daily net assets, effective May 22, 2015. Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.
[2]	The Expense Cap for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced such that annual operating expenses of each Fund will not exceed 0.25% of its average daily net assets, effective May 22, 2015.

87

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio	X	N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio	X	N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X

[3]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

88

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio			X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio	X		X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio	X	X	X
PowerShares Global Listed Private Equity Portfolio	X	N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio			X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X

89

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio		N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio		X	X
PowerShares DWA Utilities Momentum Portfolio		X	X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio		N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio		X	X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio		X	X
PowerShares Dynamic Software Portfolio		X	X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X	X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio		X	X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio		X	X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X

90

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares S&P 500 High Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

91

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2014, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as an investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratio of its ETF peer funds, but was lower than the median net expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the

92

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

93

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-4
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2015

2015 Annual Report to Shareholders

PKW	PowerShares BuyBack AchieversTM Portfolio

PFM	PowerShares Dividend AchieversTM Portfolio

PGF	PowerShares Financial Preferred Portfolio

PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio

PID	PowerShares International Dividend AchieversTM Portfolio

2

The Market Environment

Domestic Equity

Slow and steady improvement in the US economy and continued low interest rates led the US equity market higher during the fiscal year ended April 30, 2015. As the US economy continued along a slow growth path, the US Federal Reserve steadily reduced its asset purchase program, finally ending all purchases in October 2014. The reporting period began with corporate earnings bouncing back from a weather-related downturn resulting from an unusually harsh winter that negatively affected consumer spending. Stocks generally rallied through the summer of 2014 despite political upheaval in Ukraine and signs of economic sluggishness in China. In mid-September, as investors wrestled with evidence that economic growth appeared to be stronger in the US than in the rest of the world, the price of oil began a sharp and prolonged decline, causing US equities to fall. US equities recovered before the end of calendar year 2014, however. As calendar year 2015 began, investors were generally heartened by positive US economic data, but there was concern that if Greece failed to reach an agreement with the eurozone on a financial bailout plan, the repercussions would be felt more broadly. On balance, however, the general trend for US equities was positive.

International Equity

Global equities delivered generally moderate returns for the fiscal year ended April 30, 2015. Factors affecting global equity markets’ performance included generally positive, but subdued, economic growth, as well as varied monetary policies implemented by central banks around the world — and the effects those varied policies had on currencies.

In the US, the economy continued to expand, albeit slowly. While the US Federal Reserve Bank ended its quantitative easing program and suggested it was more comfortable with raising interest rates, the European Central Bank implemented new and more stimulative monetary policy in the form of asset purchases in an effort to prevent deflation. This policy divergence supported the continued strength of the US dollar. Meanwhile, the Bank of Japan increased its already extraordinary monetary stimulus, driving the yen lower and Japanese equities higher.

While a more aggressive monetary policy in the Eurozone failed to immediately ignite economic recovery, it briefly boosted European equity prices. Equity markets’ performance in emerging markets was mixed. In Russia, markets declined significantly — the result of a sharp drop in energy prices and heightened concerns about a possible recession. China continued to struggle to balance structural reforms with its desire for growth, while other Asian exporting countries also faced headwinds from slower global consumption.

Global equity markets pulled back at various points during the year in reaction to economic and geopolitical developments. In particular, ongoing geopolitical tensions in Ukraine and the Middle East, along with the election of a new anti-austerity Greek government increased volatility and weakened the outlook for global economic growth. Nonetheless, most global equity markets ended the fiscal year in positive territory.

3

PKW	Manager’s Analysis
PowerShares BuyBack Achievers™ Portfolio (PKW)

As an index fund, the PowerShares BuyBack Achievers™ Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US BuyBack Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of issuers that are classified as “BuyBack Achievers™”. In order to be eligible for inclusion in the Index, an issuer must (i) be incorporated in the United States or certain benefits-driven incorporation countries (i.e., countries that provide tax or other benefits for incorporation); (ii) trade on the NASDAQ, NYSE or NYSE MKT; (iii) have effected a net reduction in shares outstanding of 5% or more in the past 12 months; and (iv) have a minimum average daily cash volume of $500,000 in October, November and December prior to each annual reconstitution of the Index in January. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider weights the universe of companies according to a modified market capitalization, using each company’s eligible shares outstanding and the closing price at the company’s last trading day in December. No single company may exceed 5% of the Index as of either a reconstitution or rebalance date. The Index Provider will modify the Index weight of companies with market capitalizations that exceed 5% of the Index to equal 5% of the Index. The Index Provider will redistribute the excess amounts from companies whose initial market capitalizations exceeded 5% of the Index among the remaining companies in proportion to their initial weights until no company exceeds 5% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 13.61%. On a net asset value (“NAV”) basis, the Fund returned 13.63%. During the same time period, the Index returned 14.35%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 12.98%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad U.S. equity market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index weights stocks based on market capitalization and does not have a buyback methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the consumer staples sector during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the consumer discretionary sector and stock selection within the industrials sector.

For the fiscal year ended April 30, 2015, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the telecommunication services (no longer held) and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return included The Home Depot, Inc., a consumer discretionary company (portfolio average weight of 5.26%), and Lowe’s Cos., Inc., a consumer discretionary company (portfolio average weight of 3.18%). Positions that detracted most significantly from the Fund’s return included Halliburton Co., an energy company (no longer held at fiscal year-end), and Viacom, Inc., Class B, a consumer discretionary company (portfolio average weight of 1.63%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Consumer Discretionary	30.0
Information Technology	20.5
Industrials	16.0
Financials	11.3
Health Care	7.4
Materials	7.2
Energy	6.1
Consumer Staples	1.1
Utilities	0.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

4

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
International Business Machines Corp.	5.4
Apple, Inc.	5.1
Home Depot, Inc. (The)	4.8
Boeing Co. (The)	4.5
Time Warner, Inc.	3.1
Lowe’s Cos., Inc.	2.9
Express Scripts Holding Co.	2.8
Monsanto Co.	2.5
FedEx Corp.	2.1
General Dynamics Corp.	2.0
Total	35.2

5

PowerShares BuyBack AchieversTM Portfolio (PKW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ US BuyBack Achievers™ Index	14.35%	20.42%	74.62%	18.72%	135.82%	10.09%	123.43%
S&P 500® Index	12.98	16.73	59.05	14.33	95.31	6.94	75.20
Fund
NAV Return	13.63	19.58	70.99	17.90	127.83	9.30	110.23
Market Price Return	13.61	19.57	70.96	17.89	127.68	9.27	109.86

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68%, including acquired fund fees and expenses of 0.02%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PFM	Manager’s Analysis
PowerShares Dividend Achievers™ Portfolio (PFM)

As an index fund, the PowerShares Dividend Achievers™ Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Broad Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to track the performance of issuers that meet the requirements to be classified as “Dividend Achievers™.” To become eligible for inclusion in the Index, an issuer must (i) be included in the NASDAQ US Benchmark Index (other than limited partnerships, which must trade on the NASDAQ, NYSE or NYSE MKT); (ii) have raised its annual regular dividend payments for at least each of the last ten consecutive years; and (iii) have a minimum three-month average daily trading volume of $1 million. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider calculates the total annual regular cash dividend payment for each security in the universe of issuers using the last available ex-dividend date for the previous year. The Index Provider weights the universe of issuers according to a modified market capitalization methodology. The Index Provider will rebalance the Index on a quarterly basis, using each issuer’s closing price on the last trading day in February, May, August and November. At the rebalance date, no single issuer’s weight may exceed 4% of the weight of the Index. The Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 6.44%. On a net asset value (“NAV”) basis, the Fund returned 6.54%. During the same time period, the Index returned 7.15%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned 8.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,070 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the value segment of the US equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index weights stocks based on market capitalization and focuses on lower price-to-book and lower forecasted growth values.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the health care sector and security selection in the information technology sector. Additionally, the Fund underperformed the Benchmark Index largely because of its stock concentrations within the consumer staples, energy, and industrials sectors.

For the fiscal year ended April 30, 2015, the consumer staples sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included CVS Health Corp., a consumer staples company (portfolio average weight of 1.76%), and Microsoft Corp., an information technology company (portfolio average weight of 0.44%). Positions that detracted most significantly from the Fund’s return included Exxon Mobil Corp., an energy company (portfolio average weight of 3.92%), and International Business Machines Corp., an information technology company (portfolio average weight of 3.04%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Consumer Staples	22.6
Industrials	13.8
Energy	13.3
Information Technology	11.5
Health Care	9.0
Consumer Discretionary	7.6
Financials	6.1
Telecommunication Services	5.9
Utilities	5.6
Materials	4.5
Other Assets Less Liabilities	0.1

7

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Microsoft Corp.	4.5
Exxon Mobil Corp.	4.0
Johnson & Johnson	3.9
Wal-Mart Stores, Inc.	3.8
Procter & Gamble Co. (The)	3.2
Verizon Communications, Inc.	3.2
Chevron Corp.	3.1
AT&T, Inc.	2.7
Coca-Cola Co. (The)	2.7
International Business Machines Corp.	2.6
Total	33.7

8

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ US Broad Dividend Achievers™ Index	7.15%	13.62%	46.69%	13.21%	85.99%	6.79%	88.14%
Russell 3000® Value Index	8.96	16.98	60.09	13.15	85.50	7.00	91.81
Fund
NAV Return	6.54	12.99	44.26	12.56	80.67	6.14	77.35
Market Price Return	6.44	12.98	44.22	12.54	80.49	6.12	77.17

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PGF	Manager’s Analysis
PowerShares Financial Preferred Portfolio (PGF)

As an index fund, the PowerShares Financial Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Wells Fargo® Hybrid & Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index.

Wells Fargo (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index provider selects constituents for the Index to attempt to portray a cross-section of the universe of preferred and functionally equivalent securities issued by financial institutions and listed on the NYSE, NYSE MKT or NASDAQ and that meet certain criteria. The Index is composed of preferred securities with either fixed or floating rate dividends issued by financial institutions that have received an industrial sector classification of “financial” from the Bloomberg Professional Service. The Index Provider includes securities in the Index pursuant to a proprietary selection methodology based on a number of criteria including ratings, perpetual maturity, US dollar-denominated, minimum par value of shares outstanding, dividend classification and liquidity requirements. The constituents are then weighted using a modified market capitalization methodology designed to limit the concentration of the largest securities. No security may account for more than 20% of the Index. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 8.85%. On a net asset value (“NAV”) basis, the Fund returned 8.73%. During the same time period, the Index returned 9.16%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 7.80%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 300 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader preferred stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broader representation of the U.S. preferred stock market, which includes convertible preferred stocks.

The Fund focuses on financial sector preferred securities while the Benchmark Index is a broader representation of the preferred stock market. As such, the outperformance of the Fund compared to the Benchmark Index can mainly be attributed to a difference in financial sector focus.

For the fiscal year ended April 30, 2015, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries, respectively. There were no detracting industries.

Positions that contributed most significantly to the Fund’s return included HSBC Holdings PLC, 8.00%, Series 2, a commercial banks company (portfolio average weight of 7.62%), and Barclays Bank PLC, 8.13%, Series 5, a commercial banks company (portfolio average weight of 4.16%). There were no detracting positions.

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Banks	71.7
Capital Markets	14.0
Insurance	10.1
Consumer Finance	4.6
Money Market Fund Plus Other Assets Less Liabilities	(0.4)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
HSBC Holdings PLC, 8.00%, Series 2	7.3
Barclays Bank PLC, 8.13%, Series 5	4.0
ING Groep NV, 7.38%	3.8
Wells Fargo & Co., 8.00%, Series J	3.4
PNC Financial Services Group, Inc. (The), 6.13%, Series P	3.0
BB&T Corp., 5.63%, Series E	2.7
HSBC Holdings PLC, 8.13%	2.5
Wells Fargo & Co., 5.85%	2.3
ING Groep NV, 6.38%	2.1
JPMorgan Chase & Co., 5.50%, Series O	2.1
Total	33.2

10

PowerShares Financial Preferred Portfolio (PGF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Wells Fargo® Hybrid & Preferred Securities Financial Index	9.16%	8.01%	26.02%	9.26%	55.72%	4.78%	48.11%
S&P U.S. Preferred Stock Index	7.80	7.96	25.83	8.12	47.74	4.98	50.46
Fund
NAV Return	8.73	7.65	24.74	8.56	50.75	3.76	36.38
Market Price Return	8.85	7.59	24.53	8.62	51.19	3.67	35.43

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PEY	Manager’s Analysis
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

As an index fund, the PowerShares High Yield Equity Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes common stocks in the Index, principally on the basis of dividend yield and consistent growth in dividends. To become eligible for inclusion in the Index, a security must be included in the NASDAQ US Broad Dividend AchieversTM Index, have a minimum market capitalization of $1 billion, and cannot be a real estate investment trust or limited partnership. For the annual reconstitution, securities that meet the eligibility criteria as of the end of December are ranked in descending order based on their trailing 12 months dividend yield as of the last trading day in February. The top 50 securities are included in the Index and weighted according to a modified dividend yield weighted methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 12.89%. On a net asset value (“NAV”) basis, the Fund returned 12.89%. During the same time period, the Index returned 13.46%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned 8.42%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar dividend-weighted index.

The performance of the Fund differed from the Benchmark Index in part because the selection methodology of the Benchmark Index differs from the selection methodology of the Index that the Fund tracks.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities industry and most underweight in the electric utilities industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the oil, gas & consumable fuels and household durables industries, as well as allocation to the energy equipment & services industry.

For the fiscal year ended April 30, 2015, the gas utilities industry contributed most significantly to the Fund’s return, followed by the tobacco and insurance industries, respectively. The technology hardware storage & peripherals industry (no longer held) detracted most significantly from the Fund’s return, followed by the personal products and metals & mining industries, respectively.

Positions that contributed most significantly to the Fund’s return included Cracker Barrel Old Country Store, Inc., a hotels, restaurants & leisure company (no longer held at fiscal year-end), and WGL Holdings, Inc., a gas utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Westamerica Bancorp., a commercial banks company (portfolio average weight of 1.73%), and Universal Corp., a tobacco company (portfolio average weight of 2.25%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Oil, Gas & Consumable Fuels	13.9
Banks	9.8
Tobacco	9.5
Electric Utilities	8.5
Insurance	7.9
Gas Utilities	7.7
Multi-Utilities	7.5
Diversified Telecommunication Services	5.4
Hotels, Restaurants & Leisure	3.7
Food Products	3.3
Household Products	3.3
Energy Equipment & Services	2.6
Machinery	1.9
Personal Products	1.8
Metals & Mining	1.8
Media	1.8
Electrical Equipment	1.7
Semiconductors & Semiconductor Equipment	1.7
Commercial Services & Supplies	1.6
Food & Staples Retailing	1.6
Beverages	1.5
Aerospace & Defense	1.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

12

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Vector Group Ltd.	3.6
ONEOK, Inc.	3.0
AT&T, Inc.	3.0
Helmerich & Payne, Inc.	2.6
ConocoPhillips	2.5
Mercury General Corp.	2.5
Verizon Communications, Inc.	2.5
People’s United Financial, Inc.	2.4
Universal Corp.	2.3
Chevron Corp.	2.3
Total	26.7

13

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception†
Index								Average Annualized	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	13.46%	17.79%	63.43%	14.73%	98.78%	3.99%	47.95%	3.72%	46.22%
Dow Jones U.S. Select Dividend Index	8.42	15.56	54.32	14.85	99.81	7.26	101.50	7.08	103.67
Fund
NAV Return	12.89	17.18	60.89	14.09	93.33	3.56	41.85	3.28	39.79
Market Price Return	12.89	17.18	60.89	14.09	93.31	3.56	41.92	3.28	39.88

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

PID	Manager’s Analysis
PowerShares International Dividend Achievers™ Portfolio (PID)

As an index fund, the PowerShares International Dividend AchieversTM Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ International Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. The Index is designed to track the performance of dividend paying American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange (“LSE”) and the London International Exchange, in addition to ADRs and non-US common or ordinary stock trading on the NYSE, NYSE MKT, or NASDAQ. In order to become eligible for inclusion in the Index, an issuer must (i) be listed on NASDAQ, NYSE or NYSE MKT; (ii) be incorporated outside of the U.S.; (iii) have raised its annual regular cash dividend payments for at least each of the last five consecutive years; and (iv) have a minimum three-month average daily trading volume of $1 million. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider calculates the total annual regular dividend payment using the last available ex-dividend date for the previous calendar or fiscal year. The Index Provider will rebalance the Index on a quarterly basis using a dividend yield weighted methodology that incorporates the trailing 12-month dividend yield of each issuer as compared to the dividend yield of all issuers in the Index as of the last trading day in February, May, August and November. At the rebalance date, no single issuer may exceed 4% of the Index, and the Index Provider will redistribute the excess amounts proportionately from larger issuers until no issuer’s weight exceeds 4% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 1.77%. On a net asset value (“NAV”) basis, the Fund returned 1.83%. During the same time period, the Index returned 2.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 1.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index also was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks the Index, which employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the financials sector during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the telecommunications services and financials sectors.

For the fiscal year ended April 30, 2015, the telecommunication services sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the energy and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return included Ensco PLC, Class A, an energy company (portfolio average weight of 0.42%), and China Mobile Ltd. ADR, a telecommunication services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Navios Maritime Partners LP, an industrials company (no longer held at fiscal year-end), and Teekay Offshore Partners LP, an energy company (portfolio average weight of 3.24%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Energy	34.7
Financials	15.1
Consumer Discretionary	9.6
Telecommunication Services	9.3
Consumer Staples	7.4
Health Care	7.1
Industrials	6.4
Materials	6.1
Information Technology	2.8
Utilities	1.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

15

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Ensco PLC, Class A	4.4
Statoil ASA ADR	4.2
KazMunaiGas Exploration Production JSC GDR	3.9
Teekay Offshore Partners LP	3.8
Rosneft Oil Co. OAO GDR	3.4
Teekay LNG Partners LP	2.8
HSBC Holdings PLC ADR	2.2
Sasol Ltd. ADR	2.1
LUKOIL OAO ADR	2.0
Textainer Group Holdings Ltd.	2.0
Total	30.8

16

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ International Dividend Achievers™ Index	2.34%	10.04%	33.24%	9.23%	55.50%	6.10%	76.75%
MSCI EAFE® Index-NR	1.66	11.22	37.57	7.40	42.93	4.79	56.85
Fund
NAV Return	1.83	9.50	31.28	8.55	50.68	5.39	65.67
Market Price Return	1.77	9.47	31.17	8.55	50.74	5.39	65.72

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Indices performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indices do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

NR —	Net Return, and is total return net of withholding taxes

17

Schedule of Investments(a)

PowerShares BuyBack Achievers™ Portfolio (PKW)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—30.0%
91,785	Abercrombie & Fitch Co., Class A	$2,063,327
149,893	AutoNation, Inc.(b)	9,225,914
41,867	AutoZone, Inc.(b)	28,162,256
244,945	Bed Bath & Beyond, Inc.(b)	17,258,825
71,176	Big Lots, Inc.	3,243,490
34,665	BJ’s Restaurants, Inc.(b)	1,622,322
15,669	Blue Nile, Inc.(b)	426,353
31,204	Bob Evans Farms, Inc.	1,342,396
60,016	Bridgepoint Education, Inc.(b)	526,340
83,300	Brinker International, Inc.	4,612,321
606,358	CBS Corp., Class B	37,673,022
65,923	Cheesecake Factory, Inc. (The)	3,304,720
76,633	Cooper Tire & Rubber Co.	3,256,136
102,735	Crocs, Inc.(b)	1,356,102
111,985	Denny’s Corp.(b)	1,165,764
49,085	Dillard’s, Inc., Class A	6,459,095
196,166	Discovery Communications, Inc., Class A(b)	6,347,932
400,429	Dollar General Corp.	29,115,193
66,487	Fossil Group, Inc.(b)	5,583,578
142,227	GameStop Corp., Class A(c)	5,481,429
552,669	Gap, Inc. (The)	21,907,799
115,958	GNC Holdings, Inc., Class A	4,991,992
6,406	Graham Holdings Co., Class B	6,552,890
37,518	Helen of Troy Ltd.(b)	3,286,952
36,510	hhgregg, Inc.(b)(c)	208,837
1,322,395	Home Depot, Inc. (The)	141,469,817
63,167	Iconix Brand Group, Inc.(b)	1,661,924
50,241	Jack in the Box, Inc.	4,359,412
50,694	K12, Inc.(b)	819,722
267,646	Kohl’s Corp.	19,176,836
587,963	Liberty Interactive Corp., Class A(b)	16,909,816
51,490	Life Time Fitness, Inc.(b)	3,681,535
1,256,002	Lowe’s Cos., Inc.	86,488,298
450,822	Macy’s, Inc.	29,136,626
364,964	Marriott International, Inc., Class A	29,215,368
42,419	Marriott Vacations Worldwide Corp.	3,487,266
7,405	NACCO Industries, Inc., Class A	362,697
354,980	Newell Rubbermaid, Inc.	13,535,387
5,361	NVR, Inc.(b)	7,111,313
134,351	O’Reilly Automotive, Inc.(b)	29,265,678
25,032	Outerwall, Inc.(c)	1,662,876
52,633	Papa John’s International, Inc.	3,230,087
118,786	Pier 1 Imports, Inc.(c)	1,502,643
57,630	Pool Corp.	3,739,611
208,972	Sally Beauty Holdings, Inc.(b)	6,522,016
124,118	Scripps Networks Interactive, Inc., Class A	8,670,883
7,366,043	Sirius XM Holdings, Inc.(b)	29,095,870
70,630	Sonic Corp.	2,023,549
226,589	Starwood Hotels & Resorts Worldwide, Inc.	19,475,325
121,151	Starz, Class A(b)	4,764,869
17,208	Steiner Leisure Ltd.(b)	830,114
84,030	Steven Madden Ltd.(b)	3,278,851
1,096,072	Time Warner, Inc.	92,519,437
1,752,110	Twenty-First Century Fox, Inc., Class A	59,711,909
172,230	Urban Outfitters, Inc.(b)	6,896,089
468,711	Viacom, Inc., Class B	32,551,979

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Discretionary (continued)
58,648	Visteon Corp.(b)	$5,946,907
485,173	Wendy’s Co. (The)	4,909,951
159,105	Wyndham Worldwide Corp.	13,587,567

		892,777,213

	Consumer Staples—1.1%
307,460	Coca-Cola Enterprises, Inc.	13,654,299
105,834	Coty, Inc., Class A(b)	2,530,491
121,584	Herbalife Ltd.(b)(c)	5,048,168
17,905	Ingles Markets, Inc., Class A	749,503
94,368	Ingredion, Inc.	7,492,819
16,022	Medifast, Inc.(b)	480,660
16,706	USANA Health Sciences, Inc.(b)	1,900,140

		31,856,080

	Energy—6.1%
497,309	Apache Corp.	34,015,936
254,529	Cameron International Corp.(b)	13,953,280
377,228	Hess Corp.	29,008,833
360,270	Marathon Petroleum Corp.	35,511,814
15,948	Mitcham Industries, Inc.(b)	78,145
234,869	Murphy Oil Corp.	11,182,113
715,730	Phillips 66	56,764,546
23,946	SEACOR Holdings, Inc.(b)	1,739,916
101,107	Triangle Petroleum Corp.(b)(c)	603,609

		182,858,192

	Financials—11.3%
549,574	Allstate Corp. (The)	38,283,325
465,589	American Capital Agency Corp. REIT	9,607,429
240,604	Ameriprise Financial, Inc.	30,142,869
140,234	Anworth Mortgage Asset Corp. REIT	712,389
82,153	Aspen Insurance Holdings Ltd.	3,839,010
200,732	Associated Banc-Corp.	3,775,769
203,785	Assured Guaranty Ltd.	5,296,372
133,081	Axis Capital Holdings Ltd.	6,928,197
39,856	Capital Bank Financial Corp., Class A(b)	1,080,895
45,923	Central Pacific Financial Corp.	1,051,637
304,230	Chubb Corp. (The)	29,921,020
232,268	CIT Group, Inc.	10,459,028
263,913	CNO Financial Group, Inc.	4,486,521
27,183	Credit Acceptance Corp.(b)	6,420,625
58,693	Everest Re Group Ltd.	10,500,765
11,040	FBR & Co.(b)	236,918
1,075,861	Fifth Third Bancorp	21,517,220
275,238	Fortress Investment Group LLC, Class A	2,234,932
162,496	Invesco Mortgage Capital, Inc. REIT(d)	2,502,438
15,817	JAVELIN Mortgage Investment Corp. REIT(c)	122,740
68,404	Kemper Corp.	2,576,779
148,677	Legg Mason, Inc.	7,827,844
48,951	MCG Capital Corp.(c)	217,342
57,804	Montpelier Re Holdings Ltd. (Bermuda)	2,202,910
148,341	MSCI, Inc.	9,076,986
48,159	National Bank Holdings Corp., Class A	915,021
62,892	Northfield Bancorp, Inc.	907,532
166,043	Ocwen Financial Corp.(b)(c)	1,409,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
62,566	PartnerRe Ltd.	$8,008,448
67,566	PHH Corp.(b)	1,697,258
73,661	ProAssurance Corp.	3,311,062
60,397	RenaissanceRe Holdings Ltd.	6,190,088
167,826	Torchmark Corp.	9,416,717
424,123	Travelers Cos., Inc. (The)	42,883,076
114,099	Validus Holdings Ltd.	4,772,761
301,284	Voya Financial, Inc.	12,756,365
166,037	W.R. Berkley Corp.	8,134,153
38,191	Walker & Dunlop, Inc.(b)	730,976
684,584	Weyerhaeuser Co. REIT	21,571,242
12,579	World Acceptance Corp.(b)(c)	1,064,435

		334,790,799

	Health Care—7.4%
352,090	Anthem, Inc.	53,140,944
341,177	Cigna Corp.	42,524,301
961,816	Express Scripts Holding Co.(b)	83,100,903
61,820	IDEXX Laboratories, Inc.(b)	7,750,373
69,436	Masimo Corp.(b)	2,344,159
173,264	Select Medical Holdings Corp.	2,520,991
17,077	SurModics, Inc.(b)	430,682
61,586	United Therapeutics Corp.(b)	9,834,668
106,652	Universal American Corp.(b)	1,065,454
132,069	Varian Medical Systems, Inc.(b)	11,734,331
109,429	VCA, Inc.(b)	5,577,596

		220,024,402

	Industrials—16.0%
81,400	Actuant Corp., Class A	1,938,948
225,876	ADT Corp. (The)(c)	8,492,937
116,721	AGCO Corp.	6,012,299
14,956	Alamo Group, Inc.	923,982
22,979	Allegiant Travel Co.	3,533,251
923,609	Boeing Co. (The)	132,390,114
27,435	CAI International, Inc.(b)	653,502
12,149	CRA International, Inc.(b)	354,751
448,046	Deere & Co.	40,557,124
180,205	Donaldson Co., Inc.	6,734,261
47,552	Dun & Bradstreet Corp. (The)	6,070,964
253,063	Expeditors International of Washington, Inc.	11,597,877
374,485	FedEx Corp.	63,501,421
210,129	Fortune Brands Home & Security, Inc.	9,371,753
435,756	General Dynamics Corp.	59,838,014
22,641	GP Strategies Corp.(b)	737,870
69,197	Griffon Corp.	1,163,201
492,689	Illinois Tool Works, Inc.	46,105,837
39,108	Kforce, Inc.	889,316
15,583	Lindsay Corp.(c)	1,234,018
47,926	Moog, Inc., Class A(b)	3,349,069
261,844	Northrop Grumman Corp.	40,334,450
103,125	Oshkosh Corp.	5,552,250
9,814	P.A.M. Transportation Services, Inc.(b)	575,002
54,094	SPX Corp.	4,165,238
115,768	Timken Co. (The)	4,548,525
31,472	Valmont Industries, Inc.(c)	3,966,101
77,151	WABCO Holdings, Inc.(b)	9,601,442

		474,193,517

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology—20.5%
70,527	ADTRAN, Inc.	$1,171,453
397,222	Altera Corp.	16,556,213
1,207,420	Apple, Inc.	151,108,613
27,139	CEVA, Inc.(b)	561,777
210,928	Citrix Systems, Inc.(b)	14,165,925
1,674,483	Corning, Inc.	35,046,929
72,168	DHI Group, Inc.(b)	548,477
32,146	Digi International, Inc.(b)	324,675
49,034	DST Systems, Inc.	5,642,833
94,906	Emulex Corp.(b)	761,146
9,753	ePlus, Inc.(b)	809,109
41,474	Fair Isaac Corp.	3,668,790
154,529	Fairchild Semiconductor International, Inc.(b)	2,807,019
315,012	Fiserv, Inc.(b)	24,444,931
23,825	Forrester Research, Inc.	828,872
290,442	Genpact Ltd.(b)	6,349,062
88,501	Global Payments, Inc.	8,874,880
116,976	Harmonic, Inc.(b)	820,002
49,010	InterDigital, Inc.	2,681,827
936,058	International Business Machines Corp.	160,337,375
537,131	Juniper Networks, Inc.	14,196,372
97,825	Leidos Holdings, Inc.	4,073,433
39,564	Liquidity Services, Inc.(b)	370,319
70,195	MoneyGram International, Inc.(b)	544,011
119,855	Monster Worldwide, Inc.(b)	705,946
278,825	Motorola Solutions, Inc.	16,659,794
411,439	NetApp, Inc.	14,914,664
45,814	NETGEAR, Inc.(b)	1,386,790
73,525	NeuStar, Inc., Class A(b)(c)	2,205,750
177,084	Polycom, Inc.(b)	2,310,946
121,336	Rovi Corp.(b)	2,245,929
60,196	Science Applications International Corp.	3,015,820
65,237	Sonus Networks, Inc.(b)	516,677
111,345	Take-Two Interactive Software, Inc.(b)	2,638,877
191,560	Teradata Corp.(b)	8,426,724
126,022	TiVo, Inc.(b)	1,392,543
154,257	VeriSign, Inc.(b)	9,796,862
49,109	WebMD Health Corp.(b)	2,168,162
688,171	Western Union Co. (The)	13,956,108
1,467,813	Xerox Corp.	16,879,850
1,235,435	Yahoo!, Inc.(b)	52,586,291
75,205	Zix Corp.(b)	320,373

		608,822,149

	Materials—7.2%
6,708	AEP Industries, Inc.(b)	336,071
91,411	Ashland, Inc.	11,550,694
119,392	Avery Dennison Corp.	6,637,001
181,472	Ball Corp.	13,321,860
63,226	CF Industries Holdings, Inc.	18,175,578
91,477	Chemtura Corp.(b)	2,756,202
25,343	Clearwater Paper Corp.(b)	1,621,192
434,346	Graphic Packaging Holding Co.	6,124,279
14,221	Handy & Harman Ltd.(b)	503,850
23,049	Kaiser Aluminum Corp.	1,852,448
220,978	MeadWestvaco Corp.	10,783,726
638,229	Monsanto Co.	72,732,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

PowerShares BuyBack Achievers™ Portfolio (PKW) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
472,577	Mosaic Co. (The)	$20,793,388
40,840	Myers Industries, Inc.	660,383
16,422	NewMarket Corp.	7,338,992
117,589	PolyOne Corp.	4,591,850
125,466	Sherwin-Williams Co. (The)	34,879,548

		214,659,639

	Utilities—0.4%
495,314	Calpine Corp.(b)	10,802,798

	Total Common Stocks and Other Equity Interests (Cost $2,707,919,326)	2,970,784,789

	Money Market Fund—0.1%
2,595,488	Invesco Premier Portfolio—Institutional Class(e) (Cost $2,595,488)	2,595,488

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $2,710,514,814)—100.1%	2,973,380,277

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.7%
20,859,298	Invesco Liquid Assets Portfolio—Institutional Class(e)(f) (Cost $20,859,298)	20,859,298

	Total Investments (Cost $2,731,374,112)—100.8%	2,994,239,575
	Other assets less liabilities—(0.8)%	(23,315,455)

	Net Assets—100.0%	$2,970,924,120

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$20,265,102	$(20,265,102)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

PowerShares Dividend Achievers™ Portfolio (PFM)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—7.6%
3,755	Aaron’s, Inc.	$127,670
18,181	Best Buy Co., Inc.	629,972
1,237	Cracker Barrel Old Country Store, Inc.	163,878
6,431	Darden Restaurants, Inc.	410,105
21,958	Gap, Inc. (The)	870,415
7,913	Genuine Parts Co.	710,983
6,444	Hasbro, Inc.	456,171
2,556	John Wiley & Sons, Inc., Class A	145,385
7,175	Leggett & Platt, Inc.	304,722
49,760	Lowe’s Cos., Inc.	3,426,474
49,819	McDonald’s Corp.	4,810,025
1,928	Meredith Corp.	100,333
296	NACCO Industries, Inc., Class A	14,498
35,577	NIKE, Inc., Class B	3,516,431
3,435	Polaris Industries, Inc.	470,458
10,805	Ross Stores, Inc.	1,068,398
33,187	Target Corp.	2,616,131
6,705	Tiffany & Co.	586,553
35,710	TJX Cos., Inc. (The)	2,304,723
22,387	VF Corp.	1,621,490
22,453	Yum! Brands, Inc.	1,930,060

		26,284,875

	Consumer Staples—22.6%
102,083	Altria Group, Inc.	5,109,254
1,493	Andersons, Inc. (The)	63,736
32,880	Archer-Daniels-Midland Co.	1,607,174
6,584	Brown-Forman Corp., Class B	594,074
7,531	Bunge Ltd.	650,453
2,007	Casey’s General Stores, Inc.	164,935
6,770	Church & Dwight Co., Inc.	549,521
6,802	Clorox Co. (The)	721,692
226,324	Coca-Cola Co. (The)	9,179,702
47,020	Colgate-Palmolive Co.	3,163,506
22,838	Costco Wholesale Corp.	3,266,976
58,330	CVS Health Corp.	5,791,586
10,854	Flowers Foods, Inc.	242,478
31,297	General Mills, Inc.	1,731,976
13,672	Hormel Foods Corp.	743,073
967	J&J Snack Foods Corp.	100,887
5,279	J.M. Smucker Co. (The)	611,942
18,486	Kellogg Co.	1,170,718
18,947	Kimberly-Clark Corp.	2,078,296
1,419	Lancaster Colony Corp.	127,228
6,028	McCormick & Co., Inc.	453,908
3,070	Nu Skin Enterprises, Inc., Class A	173,609
76,839	PepsiCo, Inc.	7,308,926
139,984	Procter & Gamble Co. (The)	11,130,128
27,541	Reynolds American, Inc.	2,018,755
30,707	Sysco Corp.	1,137,080
1,987	Tootsie Roll Industries, Inc., Class A	61,557
1,167	Universal Corp.	54,884
5,940	Vector Group Ltd.	131,571
56,497	Walgreens Boots Alliance, Inc.	4,685,296
166,509	Wal-Mart Stores, Inc.	12,996,028

		77,820,949

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy—13.3%
3,846	Alliance Resource Partners LP	$132,572
6,598	Buckeye Partners LP	538,265
1,202	CARBO Ceramics, Inc.	53,165
97,460	Chevron Corp.	10,823,908
63,836	ConocoPhillips	4,335,741
100,302	Enterprise Products Partners LP	3,435,344
28,431	EOG Resources, Inc.	2,813,247
157,839	Exxon Mobil Corp.	13,790,393
4,927	Genesis Energy LP	244,921
5,584	Helmerich & Payne, Inc.	435,385
3,045	Holly Energy Partners LP	100,333
11,788	Magellan Midstream Partners LP	984,298
9,199	Murphy Oil Corp.	437,964
39,943	Occidental Petroleum Corp.	3,199,434
10,801	ONEOK, Inc.	519,528
20,595	Plains All American Pipeline LP	1,032,015
11,903	Sunoco Logistics Partners LP	528,017
3,298	TC Pipelines LP	224,528
38,765	Williams Cos., Inc. (The)	1,984,380

		45,613,438

	Financials—6.1%
16,966	ACE Ltd.	1,815,192
22,752	Aflac, Inc.	1,434,286
3,989	American Equity Investment Life Holding Co.	107,504
3,571	Assurant, Inc.	219,474
5,230	Axis Capital Holdings Ltd.	272,274
807	BancFirst Corp.	46,580
4,498	Bank of the Ozarks, Inc.	174,342
7,440	Brown & Brown, Inc.	237,708
11,971	Chubb Corp. (The)	1,177,348
8,512	Cincinnati Financial Corp.	431,048
4,996	Commerce Bancshares, Inc.	213,379
2,105	Community Bank System, Inc.	73,570
902	Community Trust Bancorp, Inc.	28,936
3,276	Cullen/Frost Bankers, Inc.	238,951
7,030	Digital Realty Trust, Inc. REIT	445,772
6,115	Eaton Vance Corp.	251,204
4,364	Equity Lifestyle Properties, Inc. REIT	230,506
2,399	Erie Indemnity Co., Class A	198,517
3,318	Essex Property Trust, Inc. REIT	736,430
3,560	Federal Realty Investment Trust REIT	475,865
669	First Financial Corp.	22,713
32,234	Franklin Resources, Inc.	1,661,985
4,988	HCC Insurance Holdings, Inc.	284,116
23,885	HCP, Inc. REIT	962,327
18,057	Health Care REIT, Inc. REIT	1,300,465
592	Infinity Property & Casualty Corp.	43,897
22,255	Invesco Ltd.(b)	921,802
14,180	McGraw Hill Financial, Inc.	1,478,974
2,857	Mercury General Corp.	156,964
1,945	National Health Investors, Inc. REIT	129,770
6,873	National Retail Properties, Inc. REIT	263,923
13,526	Old Republic International Corp.	206,813
7,190	OMEGA Healthcare Investors, Inc. REIT	259,487
15,564	People’s United Financial, Inc.	235,172
3,620	Prosperity Bancshares, Inc.	193,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
11,670	Realty Income Corp. REIT	$548,140
2,394	RenaissanceRe Holdings Ltd.	245,361
2,232	RLI Corp.	110,841
8,648	SEI Investments Co.	394,868
1,309	Southside Bancshares, Inc.	35,762
2,179	StanCorp Financial Group, Inc.	157,062
13,518	T. Rowe Price Group, Inc.	1,097,391
4,955	Tanger Factory Outlet Centers, Inc. REIT	166,389
770	Tompkins Financial Corp.	40,156
2,371	UMB Financial Corp.	118,052
3,594	United Bankshares, Inc.	135,063
690	Universal Health Realty Income Trust REIT	34,265
1,378	Urstadt Biddle Properties, Inc., Class A REIT	28,594
6,525	W.R. Berkley Corp.	319,660
1,334	Westamerica Bancorp.	58,096
438	Westwood Holdings Group, Inc.	25,662
5,392	W.P. Carey, Inc. REIT	342,284

		20,788,031

	Health Care—9.0%
78,220	Abbott Laboratories	3,630,972
11,389	AmerisourceBergen Corp.	1,301,763
10,004	Becton, Dickinson and Co.	1,409,263
3,850	C.R. Bard, Inc.	641,333
17,114	Cardinal Health, Inc.	1,443,395
136,329	Johnson & Johnson	13,523,837
73,867	Medtronic PLC	5,499,398
3,271	Owens & Minor, Inc.	110,298
7,297	Perrigo Co. PLC	1,337,394
19,637	Stryker Corp.	1,811,317
3,702	West Pharmaceutical Services, Inc.	197,243

		30,906,213

	Industrials—13.8%
32,904	3M Co.	5,145,857
3,954	A.O. Smith Corp.	252,661
2,897	ABM Industries, Inc.	92,849
2,473	Brady Corp., Class A	65,856
7,589	C.H. Robinson Worldwide, Inc.	488,656
3,374	Carlisle Cos., Inc.	325,591
31,419	Caterpillar, Inc.	2,729,683
6,082	Cintas Corp.	486,256
2,604	CLARCOR, Inc.	169,260
3,020	Crane Co.	184,552
51,344	CSX Corp.	1,853,005
17,599	Deere & Co.	1,593,061
7,120	Donaldson Co., Inc.	266,074
8,456	Dover Corp.	640,288
35,520	Emerson Electric Co.	2,089,642
9,940	Expeditors International of Washington, Inc.	455,550
15,316	Fastenal Co.	652,768
14,685	FedEx Corp.	2,490,135
2,462	Franklin Electric Co., Inc.	89,026
17,201	General Dynamics Corp.	2,362,041
1,361	Gorman-Rupp Co. (The)	36,897
3,054	Graco, Inc.	218,727
3,699	Healthcare Services Group, Inc.	111,969

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
19,674	Illinois Tool Works, Inc.	$1,841,093
4,715	ITT Corp.	186,950
6,039	J.B. Hunt Transport Services, Inc.	526,601
4,281	L-3 Communications Holdings, Inc.	491,930
3,996	Lincoln Electric Holdings, Inc.	267,172
621	Lindsay Corp.	49,177
16,360	Lockheed Martin Corp.	3,052,776
1,710	Matthews International Corp., Class A	82,986
1,350	McGrath RentCorp	44,698
1,939	MSA Safety, Inc.	88,690
2,517	MSC Industrial Direct Co., Inc., Class A	178,858
3,192	Nordson Corp.	254,243
15,934	Norfolk Southern Corp.	1,606,944
10,286	Northrop Grumman Corp.	1,584,455
5,531	Pall Corp.	538,277
7,386	Parker Hannifin Corp.	881,593
1,970	Raven Industries, Inc.	39,282
15,929	Raytheon Co.	1,656,616
2,315	Regal Beloit Corp.	181,033
18,304	Republic Services, Inc.	743,691
7,004	Robert Half International, Inc.	388,372
11,339	Rollins, Inc.	281,207
5,205	Roper Technologies, Inc.	875,325
2,743	Ryder System, Inc.	261,572
8,164	Stanley Black & Decker, Inc.	805,787
953	Tennant Co.	61,268
2,903	Toro Co. (The)	194,617
47,024	United Technologies Corp.	5,348,980
1,241	Valmont Industries, Inc.	156,391
276	VSE Corp.	19,635
3,495	W.W. Grainger, Inc.	868,263
23,803	Waste Management, Inc.	1,178,963

		47,537,849

	Information Technology—11.5%
16,158	Analog Devices, Inc.	999,211
24,630	Automatic Data Processing, Inc.	2,082,220
751	Badger Meter, Inc.	46,727
595	Cass Information Systems, Inc.	31,101
2,156	FactSet Research Systems, Inc.	339,333
5,396	Harris Corp.	432,975
51,237	International Business Machines Corp.	8,776,386
4,241	Jack Henry & Associates, Inc.	282,069
12,397	Linear Technology Corp.	571,874
14,662	Maxim Integrated Products, Inc.	481,353
179	Mesa Laboratories, Inc.	15,195
10,445	Microchip Technology, Inc.	497,756
318,704	Microsoft Corp.	15,501,763
85,505	QUALCOMM, Inc.	5,814,340
54,278	Texas Instruments, Inc.	2,942,410
13,555	Xilinx, Inc.	587,745

		39,402,458

	Materials—4.5%
11,105	Air Products & Chemicals, Inc.	1,592,790
3,895	Airgas, Inc.	394,486
5,815	Albemarle Corp.	347,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

PowerShares Dividend Achievers™ Portfolio (PFM) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
3,232	AptarGroup, Inc.	$200,610
5,050	Bemis Co., Inc.	227,250
1,743	Compass Minerals International, Inc.	153,959
15,514	Ecolab, Inc.	1,737,258
2,611	H.B. Fuller Co.	109,061
4,198	International Flavors & Fragrances, Inc.	481,721
25,067	Monsanto Co.	2,856,635
16,540	Nucor Corp.	808,144
7,053	PPG Industries, Inc.	1,562,663
14,968	Praxair, Inc.	1,825,048
3,364	Royal Gold, Inc.	217,079
6,930	RPM International, Inc.	329,452
4,922	Sherwin-Williams Co. (The)	1,368,316
3,279	Silgan Holdings, Inc.	176,640
5,253	Sonoco Products Co.	234,757
1,148	Stepan Co.	58,468
4,249	Valspar Corp. (The)	344,594
6,892	Westlake Chemical Corp.	537,438

		15,563,524

	Telecommunication Services—5.9%
269,038	AT&T, Inc.	9,319,476
820	Atlantic Tele-Network, Inc.	54,137
5,224	Telephone & Data Systems, Inc.	139,533
215,396	Verizon Communications, Inc.	10,864,574

		20,377,720

	Utilities—5.6%
6,206	AGL Resources, Inc.	311,976
5,750	Alliant Energy Corp.	347,703
1,980	American States Water Co.	76,012
4,816	AmeriGas Partners LP	234,684
9,172	Aqua America, Inc.	245,993
5,231	Atmos Energy Corp.	282,474
3,233	Avista Corp.	105,461
2,314	Black Hills Corp.	114,057
2,476	California Water Service Group	59,102
758	Chesapeake Utilities Corp.	36,217
15,183	Consolidated Edison, Inc.	934,514
30,485	Dominion Resources, Inc.	2,185,165
36,647	Duke Energy Corp.	2,842,708
16,890	Edison International	1,029,277
16,443	Eversource Energy	801,761
2,241	Laclede Group, Inc. (The)	116,375
10,083	MDU Resources Group, Inc.	224,750
1,791	MGE Energy, Inc.	74,291
4,365	National Fuel Gas Co.	281,324
4,426	New Jersey Resources Corp.	135,037
22,992	NextEra Energy, Inc.	2,320,583
1,417	Northwest Natural Gas Co.	66,174
4,075	Piedmont Natural Gas Co., Inc.	152,568
34,576	PPL Corp.	1,176,621
9,101	Questar Corp.	213,327
7,410	SCANA Corp.	392,582
1,055	SJW Corp.	30,859
1,772	South Jersey Industries, Inc.	93,473
47,121	Southern Co. (The)	2,087,460

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
8,957	UGI Corp.	$311,793
4,285	Vectren Corp.	184,983
6,853	Westar Energy, Inc.	258,015
2,578	WGL Holdings, Inc.	141,816
11,694	Wisconsin Energy Corp.	574,409
26,229	Xcel Energy, Inc.	889,425

		19,332,969

	Total Investments (Cost $277,851,889)—99.9%	343,628,026
	Other assets less liabilities—0.1%	190,805

	Net Assets—100.0%	$343,818,831

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares Financial Preferred Portfolio (PGF)

April 30, 2015

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—100.4%
	Banks—71.7%
555,838	Bank of America Corp.,
	6.20%, Series D(b)	$14,229,453
76,281	Bank of America Corp.,
	6.38%, Series 3	1,955,082
843,209	Bank of America Corp.,
	6.50%, Series Y	21,754,792
951,121	Bank of America Corp.,
	6.63%, Series W	24,710,124
739,440	Barclays Bank PLC,
	6.63%, Series 2 (United Kingdom)	18,922,270
818,798	Barclays Bank PLC,
	7.10%, Series 3 (United Kingdom)	21,190,492
604,019	Barclays Bank PLC,
	7.75%, Series 4 (United Kingdom)	15,746,775
2,239,137	Barclays Bank PLC,
	8.13%, Series 5 (United Kingdom)	58,531,041
118,414	BB&T Corp.,
	5.20%, Series G	2,870,355
1,633,159	BB&T Corp.,
	5.63%, Series E	40,355,359
389,016	BB&T Corp.,
	5.85%	9,842,105
683,721	Citigroup, Inc.,
	5.80%, Series C(b)	17,222,932
1,031,489	Citigroup, Inc.,
	6.88%, Series K	28,077,131
803,700	Citigroup, Inc.,
	7.13%, Series J(b)	22,294,638
374,781	Fifth Third Bancorp,
	6.63%, Series I	10,542,590
289,026	First Niagara Financial Group, Inc.,
	8.63%, Series B	7,991,569
482,432	HSBC Finance Corp.,
	6.36%, Series B	12,215,178
4,095,356	HSBC Holdings PLC,
	8.00%, Series 2 (United Kingdom)	107,544,049
1,422,579	HSBC Holdings PLC,
	8.13% (United Kingdom)	37,484,957
338,282	HSBC USA, Inc.,
	6.50%, Series H	8,619,425
676,534	ING Groep NV,
	6.13% (Netherlands)	17,068,953
157,941	ING Groep NV,
	6.20% (Netherlands)	3,991,169
1,233,118	ING Groep NV,
	6.38% (Netherlands)	31,370,522
2,185,138	ING Groep NV,
	7.38% (Netherlands)	55,895,830
829,849	JPMorgan Chase & Co.,
	5.45%, Series P	20,289,808
1,233,721	JPMorgan Chase & Co.,
	5.50%, Series O(b)	30,349,537
1,101,676	JPMorgan Chase & Co.,
	6.13%, Series Y	27,795,285
109,158	JPMorgan Chase & Co.,
	6.30%, Series W	2,818,460

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Banks (continued)
538,836	JPMorgan Chase & Co.,
	6.70%, Series T	$14,467,747
273,752	KKR Financial Holdings LLC,
	7.38%, Series A	7,112,077
1,585,437	PNC Financial Services Group, Inc. (The),
	6.13%, Series P	44,487,362
434,361	Regions Financial Corp.,
	6.38%, Series A	10,945,897
403,548	Regions Financial Corp.,
	6.38%, Series B	10,572,958
425,615	Royal Bank of Scotland Group PLC,
	5.75%, Series L (United Kingdom)	10,410,543
72,583	Royal Bank of Scotland Group PLC,
	6.13%, Series R (United Kingdom)	1,792,074
423,961	Royal Bank of Scotland Group PLC,
	6.35%, Series N (United Kingdom)(b)	10,603,265
165,728	Royal Bank of Scotland Group PLC,
	6.40%, Series M (United Kingdom)	4,148,172
365,835	Royal Bank of Scotland Group PLC,
	6.60%, Series S (United Kingdom)	9,156,850
312,114	Royal Bank of Scotland Group PLC,
	6.75%, Series Q (United Kingdom)	7,874,636
956,977	Royal Bank of Scotland Group PLC,
	7.25%, Series T (United Kingdom)	24,326,355
361,070	SunTrust Banks, Inc.,
	5.88%, Series E(b)	9,048,414
807,280	U.S. Bancorp,
	5.15%, Series H(b)	20,093,199
412,005	U.S. Bancorp,
	6.00%, Series G	11,124,135
1,012,302	U.S. Bancorp,
	6.50%, Series F	30,146,354
50,646	Wells Fargo & Co.,
	5.13%, Series O(b)	1,235,762
925,729	Wells Fargo & Co.,
	5.20%	22,615,559
429,355	Wells Fargo & Co.,
	5.25%, Series P	10,605,068
1,309,219	Wells Fargo & Co.,
	5.85%	34,445,552
504,067	Wells Fargo & Co.,
	6.00%, Series T	12,888,993
163,744	Wells Fargo & Co.,
	6.63%	4,604,481
17,140	Wells Fargo & Co.,
	7.50%, Series L	20,889,375
1,729,403	Wells Fargo & Co.,
	8.00%, Series J	50,100,805

		1,055,375,514

	Capital Markets—14.0%
465,518	Bank of New York Mellon Corp. (The),
	5.20%	11,591,398
409,099	Charles Schwab Corp. (The),
	6.00%, Series B(b)	10,845,215
822,348	Goldman Sachs Group, Inc. (The),
	5.50%, Series J	20,427,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares Financial Preferred Portfolio (PGF) (continued)

April 30, 2015

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Capital Markets (continued)
899,006	Goldman Sachs Group, Inc. (The),
	5.95%(b)	$22,681,921
590,391	Goldman Sachs Group, Inc. (The),
	6.20%, Series B	14,954,604
362,075	Goldman Sachs Group, Inc. (The),
	6.38%, Series K	9,486,365
582,142	Morgan Stanley,
	6.38%, Series I	15,193,906
340,505	Morgan Stanley,
	6.63%, Series G	8,887,181
751,859	Morgan Stanley,
	6.88%, Series F	20,600,937
805,824	Morgan Stanley,
	7.13%, Series E	22,845,110
317,063	Northern Trust Corp.,
	5.85%, Series C	8,148,519
541,588	State Street Corp.,
	5.25%, Series C	13,409,719
554,797	State Street Corp.,
	5.90%, Series D	14,940,683
470,014	State Street Corp.,
	6.00%	11,985,357

		205,998,039

	Consumer Finance—4.6%
815,743	Ally Financial, Inc.,
	8.50%, Series A	21,617,190
775,066	Capital One Financial Corp.,
	6.00%, Series B	19,516,162
344,986	Capital One Financial Corp.,
	6.25%, Series C	8,859,240
245,007	Capital One Financial Corp.,
	6.70%, Series D	6,580,888
465,387	Discover Financial Services,
	6.50%, Series B	11,988,369

		68,561,849

	Insurance—10.1%
690,114	Aegon NV,
	6.38% (Netherlands)	17,556,500
237,997	Aegon NV,
	6.50% (Netherlands)(b)	6,135,563
301,785	Allstate Corp. (The),
	5.63%	7,728,714
112,883	Allstate Corp. (The),
	6.25%, Series F	2,963,179
615,454	Allstate Corp. (The),
	6.63%, Series E	16,666,494
273,774	Allstate Corp. (The),
	6.75%, Series C	7,411,062
261,706	Arch Capital Group Ltd.,
	6.75%, Series C	7,068,679
250,553	Aspen Insurance Holdings Ltd.,
	5.95%	6,446,729
316,557	Axis Capital Holdings Ltd.,
	6.88%, Series C	8,467,900
1,171,743	MetLife, Inc.,
	6.50%, Series B	30,090,360

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance (continued)
94,513	PartnerRe Ltd.,
	5.88%, Series F	$2,377,947
397,805	PartnerRe Ltd.,
	7.25%, Series E	10,541,832
251,307	Principal Financial Group, Inc.,
	6.52%, Series B	6,388,224
297,222	Prudential PLC,
	6.50% (United Kingdom)	7,686,161
178,408	Prudential PLC,
	6.75% (United Kingdom)	4,642,176
243,674	RenaissanceRe Holdings Ltd.,
	5.38%, Series E	5,982,197

		148,153,717

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,371,896,002)—100.4%	1,478,089,119

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.8%
26,731,610	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $26,731,610)	26,731,610

	Total Investments (Cost $1,398,627,612)—102.2%	1,504,820,729
	Other assets less liabilities—(2.2)%	(33,104,281)

	Net Assets—100.0%	$1,471,716,448

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2015.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$25,980,614	$(25,980,614)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	23.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments(a)

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—1.5%
41,982	Lockheed Martin Corp.	$7,833,841

	Banks—9.8%
273,345	Community Bank System, Inc.	9,553,408
131,734	Cullen/Frost Bankers, Inc.	9,608,678
857,159	People’s United Financial, Inc.	12,951,672
271,304	United Bankshares, Inc.	10,195,604
243,572	Westamerica Bancorp.(b)	10,607,561

		52,916,923

	Beverages—1.5%
193,157	Coca-Cola Co. (The)	7,834,448

	Commercial Services & Supplies—1.6%
322,637	Brady Corp., Class A	8,591,823

	Diversified Telecommunication Services—5.4%
460,502	AT&T, Inc.	15,951,789
262,605	Verizon Communications, Inc.	13,245,796

		29,197,585

	Electric Utilities—8.5%
143,535	Duke Energy Corp.	11,134,010
358,500	PPL Corp.	12,199,755
280,207	Southern Co. (The)	12,413,170
259,478	Westar Energy, Inc.	9,769,347

		45,516,282

	Electrical Equipment—1.7%
159,273	Emerson Electric Co.	9,370,031

	Energy Equipment & Services—2.6%
177,661	Helmerich & Payne, Inc.	13,852,228

	Food & Staples Retailing—1.6%
228,458	Sysco Corp.	8,459,800

	Food Products—3.3%
168,254	General Mills, Inc.	9,311,176
135,653	Kellogg Co.	8,590,905

		17,902,081

	Gas Utilities—7.7%
229,704	AGL Resources, Inc.	11,547,220
185,580	Laclede Group, Inc. (The)	9,637,169
231,790	Northwest Natural Gas Co.	10,824,593
257,366	Piedmont Natural Gas Co., Inc.	9,635,783

		41,644,765

	Hotels, Restaurants & Leisure—3.7%
159,666	Darden Restaurants, Inc.	10,181,901
100,911	McDonald’s Corp.	9,742,957

		19,924,858

	Household Products—3.3%
82,941	Kimberly-Clark Corp.	9,097,798
105,448	Procter & Gamble Co. (The)	8,384,171

		17,481,969

	Insurance—7.9%
187,685	Cincinnati Financial Corp.	9,504,368
101,629	Erie Indemnity Co., Class A	8,409,800
246,187	Mercury General Corp.	13,525,514
708,182	Old Republic International Corp.	10,828,103

		42,267,785

Number of Shares		Value
	Common Stocks (continued)
	Machinery—1.9%
116,796	Caterpillar, Inc.	$10,147,236

	Media—1.8%
181,341	Meredith Corp.	9,436,986

	Metals & Mining—1.8%
199,268	Nucor Corp.	9,736,234

	Multi-Utilities—7.5%
308,516	Avista Corp.	10,063,792
178,220	Consolidated Edison, Inc.	10,969,441
426,799	MDU Resources Group, Inc.	9,513,350
180,855	SCANA Corp.	9,581,698

		40,128,281

	Oil, Gas & Consumable Fuels—13.9%
111,816	Chevron Corp.	12,418,285
201,401	ConocoPhillips	13,679,156
104,510	Exxon Mobil Corp.	9,131,039
141,201	Occidental Petroleum Corp.	11,310,200
332,745	ONEOK, Inc.	16,005,034
242,003	Williams Cos., Inc. (The)	12,388,134

		74,931,848

	Personal Products—1.8%
175,198	Nu Skin Enterprises, Inc., Class A(b)	9,907,447

	Semiconductors & Semiconductor Equipment—1.7%
276,013	Maxim Integrated Products, Inc.	9,061,507

	Tobacco—9.5%
187,367	Altria Group, Inc.	9,377,718
139,319	Reynolds American, Inc.	10,212,083
265,532	Universal Corp.	12,487,970
863,267	Vector Group Ltd.	19,121,364

		51,199,135

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $504,489,013)—100.0%	537,343,093

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.0%
10,848,215	Invesco Liquid Assets Portfolio—Institutional Class(c)(d) (Cost $10,848,215)	10,848,215

	Total Investments (Cost $515,337,228)—102.0%	548,191,308
	Other assets less liabilities—(2.0)%	(10,866,880)

	Net Assets—100.0%	$537,324,428

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2015.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY) (continued)

April 30, 2015

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$10,330,643	$(10,330,643)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments

PowerShares International Dividend Achievers™ Portfolio (PID)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—5.1%
492,162	BHP Billiton Ltd. ADR(a)	$25,242,989
538,704	BHP Billiton PLC ADR(a)	26,019,403
1,010,015	Westpac Banking Corp. ADR(a)	29,149,033

		80,411,425

	Belgium—0.9%
113,279	Anheuser-Busch InBev NV ADR(a)	13,598,011

	Bermuda—0.7%
280,728	Montpelier Re Holdings Ltd.	10,698,544

	Brazil—0.6%
400,493	Ultrapar Participacoes SA ADR	9,147,260

	Canada—13.6%
648,868	BCE, Inc.	28,621,568
106,099	Canadian National Railway Co.	6,845,507
535,936	Canadian Natural Resources Ltd.	17,819,872
342,980	Enbridge, Inc.	17,948,143
133,058	Franco-Nevada Corp.(a)	6,896,396
176,536	Imperial Oil Ltd.	7,790,534
143,642	Magna International, Inc.	7,243,866
486,624	Ritchie Bros. Auctioneers, Inc.(a)	12,306,721
738,823	Rogers Communications, Inc., Class B	26,383,369
1,019,355	Shaw Communications, Inc., Class B(a)	23,292,262
441,707	Suncor Energy, Inc.	14,399,648
608,280	TELUS Corp.(a)	21,058,654
503,857	TransCanada Corp.	23,389,042

		213,995,582

	Colombia—1.4%
500,343	Bancolombia SA (Preference Shares) ADR(a)	22,650,528

	Denmark—0.7%
204,283	Novo Nordisk A/S, Class B ADR	11,495,004

	France—1.4%
448,757	Sanofi ADR	22,684,666

	Germany—0.5%
177,979	Fresenius Medical Care AG & Co. KGaA (Preference Shares) ADR(a)	7,469,779

	India—2.0%
87,999	Axis Bank Ltd. GDR(b)	3,902,756
49,773	HDFC Bank Ltd. ADR	2,829,097
629,741	ICICI Bank Ltd. ADR	6,883,069
248,700	Infosys Ltd. ADR	7,704,726
214,742	Larsen & Toubro Ltd. GDR(b)	5,486,658
194,200	Reliance Industries Ltd. GDR(b)	5,223,980

		32,030,286

	Ireland—0.1%
5,970	Shire PLC ADR	1,453,755

	Israel—0.9%
233,864	Teva Pharmaceutical Industries Ltd. ADR	14,130,063

	Italy—0.6%
132,826	Luxottica Group SpA ADR	8,716,042

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan—2.5%
406,903	Honda Motor Co. Ltd. ADR	$13,643,458
471,865	Nippon Telegraph & Telephone Corp. ADR	15,892,413
125,722	ORIX Corp. ADR(c)	9,686,880

		39,222,751

	Kazakhstan—3.9%
5,383,572	KazMunaiGas Exploration Production JSC GDR(b)	61,103,542

	Mexico—0.6%
443,597	America Movil SAB de CV, Series L ADR	9,266,741

	Netherlands—0.3%
40,829	ASML Holding NV	4,370,336

	Norway—4.2%
3,106,137	Statoil ASA ADR(a)	65,943,289

	Russia—7.1%
627,084	LUKOIL OAO ADR	32,106,701
335,777	Magnit PJSC GDR(b)	18,518,102
86,122	NOVATEK OAO GDR(b)	8,371,058
10,812,325	Rosneft OAO GDR(b)	53,412,885

		112,408,746

	South Africa—2.1%
833,850	Sasol Ltd. ADR	33,562,463

	Sweden—1.1%
1,540,096	Telefonaktiebolaget LM Ericsson, Class B ADR(a)	16,817,848

	Switzerland—3.4%
966,955	ABB Ltd. ADR(a)	21,050,611
147,645	Novartis AG ADR	15,030,261
255,779	Syngenta AG ADR	17,147,424

		53,228,296

	United Kingdom—19.9%
700,110	AMEC Foster Wheeler PLC ADR(a)	9,787,538
59,306	ARM Holdings PLC ADR	3,024,013
435,570	Barclays PLC ADR(a)	6,855,872
200,154	British American Tobacco PLC ADR	22,038,957
206,401	BT Group PLC ADR	14,423,302
133,618	Diageo PLC ADR	14,834,270
647,750	GlaxoSmithKline PLC ADR	29,893,662
690,318	HSBC Holdings PLC ADR	34,260,482
254,585	Intercontinental Hotels Group PLC ADR	10,847,867
957,158	Pearson PLC ADR(a)	19,372,878
148,551	Pentair PLC	9,232,445
259,099	Prudential PLC ADR(a)	12,931,631
323,244	Reed Elsevier NV ADR(a)	15,434,901
466,769	Rio Tinto PLC ADR(a)	20,906,583
231,343	Smith & Nephew PLC ADR	7,840,214
436,990	Unilever NV	19,000,325
424,401	Unilever PLC ADR	18,597,252
853,478	Vodafone Group PLC ADR	30,042,426
117,020	WPP PLC ADR(a)	13,624,639

		312,949,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

PowerShares International Dividend Achievers™ Portfolio (PID) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United States—26.4%
134,959	Accenture PLC, Class A	$12,503,951
111,346	ACE Ltd.	11,912,909
288,566	Allied World Assurance Co. Holdings AG	11,871,605
229,706	Axis Capital Holdings Ltd.	11,958,494
534,984	Brookfield Infrastructure Partners LP	23,501,847
110,719	Bunge Ltd.	9,562,800
95,179	Core Laboratories NV(a)	12,495,099
218,052	Eaton Corp. PLC	14,986,714
2,519,080	Ensco PLC, Class A	68,720,503
430,443	Garmin Ltd.(a)	19,451,719
345,923	Invesco Ltd.(d)	14,328,131
260,034	Lazard Ltd., Class A	13,789,603
1,260,147	Maiden Holdings Ltd.	18,309,936
626,369	OFG Bancorp(a)	8,825,539
10,344	Perrigo Co. PLC	1,895,848
61,901	RenaissanceRe Holdings Ltd.	6,344,234
1,134,205	Teekay LNG Partners LP(a)	44,710,361
2,509,772	Teekay Offshore Partners LP(a)	58,879,251
1,013,378	Textainer Group Holdings Ltd.(a)	30,705,354
481,988	Thomson Reuters Corp.	19,790,427

		414,544,325

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,461,008,375)—100.0%	1,571,898,539

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—11.1%
174,643,153	Invesco Liquid Assets Portfolio—Institutional Class(e)(f) (Cost $174,643,153)	174,643,153

	Total Investments (Cost $1,635,651,528)—111.1%	1,746,541,692
	Other assets less liabilities—(11.1)%	(174,695,417)

	Net Assets—100.0%	$1,571,846,275

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2015.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2015 was $156,018,981, which represented 9.93% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$169,203,137	$(169,203,137)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Assets and Liabilities

April 30, 2015

	PowerShares BuyBack Achievers™ Portfolio (PKW)	PowerShares Dividend Achievers™ Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)	PowerShares International Dividend Achievers™ Portfolio (PID)
Assets:
Unaffiliated investments, at value(a)	$2,968,282,351	$342,706,224	$1,478,089,119	$537,343,093	$1,557,570,408
Affiliated investments, at value	25,957,224	921,802	26,731,610	10,848,215	188,971,284

Total investments, at value	2,994,239,575	343,628,026	1,504,820,729	548,191,308	1,746,541,692
Receivables:
Investments sold	106,491,966	63,184	—	—	2,150,301
Shares sold	71,665,551	—	—	—	—
Dividends	1,307,813	580,270	3,516,094	1,500,378	3,321,343
Securities lending	57,814	—	60,860	3,895	141,856
Foreign tax reclaims	—	—	—	—	892,274
Settlement proceeds	—	—	—	—	1,765

Total Assets	3,173,762,719	344,271,480	1,508,397,683	549,695,581	1,753,049,231

Liabilities:
Due to custodian	—	6,870	6,895,021	280,646	3,040,865
Payables:
Investments purchased	107,888,503	—	1,286,250	580,491	1,805,693
Shares repurchased	70,736,282	—	—	—	—
Collateral upon return of securities loaned	20,859,298	—	26,731,610	10,848,215	174,643,153
Accrued advisory fees	1,240,886	114,888	608,337	186,173	510,465
Accrued trustees’ and officer’s fees	57,052	25,847	88,785	29,415	56,977
Accrued expenses	2,056,578	305,044	1,071,232	446,213	1,145,803

Total Liabilities	202,838,599	452,649	36,681,235	12,371,153	181,202,956

Net Assets	$2,970,924,120	$343,818,831	$1,471,716,448	$537,324,428	$1,571,846,275

Net Assets Consist of:
Shares of beneficial interest	$2,793,429,037	$298,255,494	$1,398,381,648	$639,047,289	$1,760,205,015
Undistributed net investment income	4,900,076	1,171,060	412,813	214,159	6,170,194
Undistributed net realized gain (loss)	(90,270,456)	(21,383,860)	(33,271,130)	(134,791,100)	(305,419,098)
Net unrealized appreciation	262,865,463	65,776,137	106,193,117	32,854,080	110,890,164

Net Assets	$2,970,924,120	$343,818,831	$1,471,716,448	$537,324,428	$1,571,846,275

Shares outstanding (unlimited amount authorized, $0.01 par value)	60,900,000	16,050,000	79,750,000	39,950,000	85,350,000
Net asset value	$48.78	$21.42	$18.45	$13.45	$18.42

Market price	$48.77	$21.40	$18.46	$13.45	$18.43

Unaffiliated investments, at cost	$2,705,423,021	$276,920,295	$1,371,896,002	$504,489,013	$1,446,531,230

Affiliated investments, at cost	$25,951,091	$931,594	$26,731,610	$10,848,215	$189,120,298

Total investments, at cost	$2,731,374,112	$277,851,889	$1,398,627,612	$515,337,228	$1,635,651,528

(a) Includes securities on loan with an aggregate value of	$20,265,102	$—	$25,980,614	$10,330,643	$169,203,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Operations

For the year ended April 30, 2015

	PowerShares BuyBack Achievers™ Portfolio (PKW)	PowerShares Dividend Achievers™ Portfolio (PFM)	PowerShares Financial Preferred Portfolio (PGF)	PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)	PowerShares International Dividend Achievers™ Portfolio (PID)
Investment Income:
Unaffiliated dividend income	$47,892,651	$9,337,772	$92,602,762	$19,079,968	$46,671,540
Securities lending income	695,629	—	551,554	74,456	2,581,057
Affiliated dividend income	69,518	33	329	70	89
Foreign withholding tax	—	—	—	—	(3,350,405)

Total Income	48,657,798	9,337,805	93,154,645	19,154,494	45,902,281

Expenses:
Advisory fees	14,107,538	1,427,875	7,161,890	1,997,011	5,539,846
Sub-licensing fees	2,821,508	356,968	1,357,180	499,252	1,384,961
Accounting & administration fees	545,152	70,726	278,803	93,351	267,573
Trustees’ and officer’s fees	61,620	14,622	34,863	16,661	33,075
Custodian & transfer agent fees	42,968	24,461	59,254	12,108	182,900
Other expenses	245,043	67,184	153,542	92,021	189,631

Total Expenses	17,823,829	1,961,836	9,045,532	2,710,404	7,597,986

Less: Waivers	(2,768)	(269)	(2,804)	(590)	(574)

Net Expenses	17,821,061	1,961,567	9,042,728	2,709,814	7,597,412

Net Investment Income	30,836,737	7,376,238	84,111,917	16,444,680	38,304,869

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(44,625,379)	833,803	5,565,276	(5,213,252)	(33,784,473)
In-kind redemptions	302,786,864	23,947,660	12,980,643	61,033,054	37,713,928
Foreign currencies	—	—	—	—	991

Net realized gain	258,161,485	24,781,463	18,545,919	55,819,802	3,930,446

Net change in unrealized appreciation (depreciation) on investment securities	37,064,023	(8,826,932)	17,654,230	(9,435,272)	(19,752,892)

Net realized and unrealized gain (loss)	295,225,508	15,954,531	36,200,149	46,384,530	(15,822,446)

Net increase in net assets resulting from operations	$326,062,245	$23,330,769	$120,312,066	$62,829,210	$22,482,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Changes in Net Assets

For the years ended April 30, 2015 and 2014

	PowerShares BuyBack Achievers™ Portfolio (PKW)		PowerShares Dividend Achievers™ Portfolio (PFM)
	2015	2014	2015	2014
Operations:
Net investment income	$30,836,737	$17,305,602	$7,376,238	$6,689,623
Net realized gain	258,161,485	126,786,066	24,781,463	20,581,678
Net change in unrealized appreciation (depreciation)	37,064,023	186,899,277	(8,826,932)	16,307,260

Net increase in net assets resulting from operations	326,062,245	330,990,945	23,330,769	43,578,561

Distributions to Shareholders from:
Net investment income	(32,756,576)	(10,911,610)	(7,214,576)	(6,755,875)

Shareholder Transactions:
Proceeds from shares sold	1,366,740,866	3,285,171,345	49,356,388	79,961,620
Value of shares repurchased	(1,594,242,954)	(1,118,751,473)	(73,210,711)	(62,155,717)

Net increase (decrease) in net assets resulting from shares transactions	(227,502,088)	2,166,419,872	(23,854,323)	17,805,903

Increase (Decrease) in Net Assets	65,803,581	2,486,499,207	(7,738,130)	54,628,589

Net Assets:
Beginning of year	2,905,120,539	418,621,332	351,556,961	296,928,372

End of year	$2,970,924,120	$2,905,120,539	$343,818,831	$351,556,961

Undistributed net investment income (loss) at end of year	$4,900,076	$6,767,023	$1,171,060	$797,016

Changes in Shares Outstanding:
Shares sold	28,850,000	82,050,000	2,300,000	4,100,000
Shares repurchased	(34,850,000)	(27,250,000)	(3,400,000)	(3,150,000)
Shares outstanding, beginning of year	66,900,000	12,100,000	17,150,000	16,200,000

Shares outstanding, end of year	60,900,000	66,900,000	16,050,000	17,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares Financial Preferred Portfolio (PGF)		PowerShares High Yield Equity Dividend Achievers™ Portfolio (PEY)		PowerShares International Dividend Achievers™ Portfolio (PID)
2015	2014	2015	2014	2015	2014

$84,111,917	$96,727,623	$16,444,680	$12,883,764	$38,304,869	$38,477,799
18,545,919	69,653,790	55,819,802	41,966,345	3,930,446	51,317,591
17,654,230	(149,768,967)	(9,435,272)	5,744,238	(19,752,892)	25,895,334

120,312,066	16,612,446	62,829,210	60,594,347	22,482,423	115,690,724

(83,658,606)	(96,939,622)	(16,547,207)	(12,646,964)	(36,588,767)	(39,823,589)

96,086,975	84,078,357	394,961,598	143,056,402	570,101,010	406,219,189
(96,582,262)	(459,644,875)	(297,022,280)	(120,376,506)	(144,801,898)	(198,773,646)

(495,287)	(375,566,518)	97,939,318	22,679,896	425,299,112	207,445,543

36,158,173	(455,893,694)	144,221,321	70,627,279	411,192,768	283,312,678

1,435,558,275	1,891,451,969	393,103,107	322,475,828	1,160,653,507	877,340,829

$1,471,716,448	$1,435,558,275	$537,324,428	$393,103,107	$1,571,846,275	$1,160,653,507

$412,813	$(70,006)	$214,159	$316,686	$6,170,194	$2,479,352

5,250,000	4,800,000	30,300,000	12,250,000	30,700,000	22,950,000
(5,300,000)	(26,300,000)	(22,250,000)	(10,300,000)	(7,900,000)	(11,200,000)
79,800,000	101,300,000	31,900,000	29,950,000	62,550,000	50,800,000

79,750,000	79,800,000	39,950,000	31,900,000	85,350,000	62,550,000

33

Financial Highlights

PowerShares BuyBack AchieversTM Portfolio (PKW)

	Year Ended April 30,
	2015		2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$43.42		$34.60		$29.40	$27.27	$22.36
Net investment income(a)	0.51		0.39		0.37	0.27	0.11
Net realized and unrealized gain on investments	5.38		8.70		5.18	2.12	4.87
Total from investment operations	5.89		9.09		5.55	2.39	4.98
Distributions to shareholders from:
Net investment income	(0.53)		(0.27)		(0.35)	(0.26)	(0.07)
Net asset value at end of year	$48.78		$43.42		$34.60	$29.40	$27.27
Market price at end of year(b)	$48.77		$43.42		$34.61	$29.40	$27.27
Net Asset Value Total Return(c)	13.63%		26.36%		19.08%	8.91%	22.34%
Market Price Total Return(c)	13.61%		26.32%		19.11%	8.91%	22.29%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,970,924		$2,905,121		$418,621	$139,641	$43,637
Ratio to average net assets of:
Expenses, after Waivers	0.63	%(d)	0.66	%(d)	0.70%	0.71%	0.70%
Expenses, prior to Waivers	0.63	%(d)	0.66	%(d)	0.70%	0.79%	1.00%
Net investment income, after Waivers	1.09%		0.95%		1.21%	1.00%	0.49%
Portfolio turnover rate(e)	68%		92%		80%	32%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dividend AchieversTM Portfolio (PFM)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$20.50	$18.33	$15.81	$15.29	$13.21
Net investment income(a)	0.44	0.39	0.38	0.34	0.31
Net realized and unrealized gain on investments	0.90	2.16	2.52	0.51	2.08
Total from investment operations	1.34	2.55	2.90	0.85	2.39
Distributions to shareholders from:
Net investment income	(0.42)	(0.38)	(0.38)	(0.33)	(0.31)
Net asset value at end of year	$21.42	$20.50	$18.33	$15.81	$15.29
Market price at end of year(b)	$21.40	$20.50	$18.32	$15.80	$15.29
Net Asset Value Total Return(c)	6.54%	14.11%	18.67%	5.78%	18.39%
Market Price Total Return(c)	6.44%	14.17%	18.68%	5.71%	18.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$343,819	$351,557	$296,928	$252,988	$217,859
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.55%	0.58%	0.60%	0.60%
Expenses, prior to Waivers	0.55%	0.55%	0.58%	0.60%	0.61%
Net investment income, after Waivers	2.07%	2.05%	2.28%	2.28%	2.30%
Portfolio turnover rate(d)	20%	21%	18%	20%	11%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Financial Highlights (continued)

PowerShares Financial Preferred Portfolio (PGF)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$17.99	$18.67	$17.79	$18.26	$16.97
Net investment income(a)	1.07	1.10	1.18	1.17	1.18
Net realized and unrealized gain (loss) on investments	0.45	(0.68)	0.85	(0.42)	1.36
Total from investment operations	1.52	0.42	2.03	0.75	2.54
Distributions to shareholders from:
Net investment income	(1.06)	(1.10)	(1.15)	(1.17)	(1.21)
Return of capital	—	—	—	(0.05)	(0.04)
Total distributions	(1.06)	(1.10)	(1.15)	(1.22)	(1.25)
Net asset value at end of year	$18.45	$17.99	$18.67	$17.79	$18.26
Market price at end of year(b)	$18.46	$17.98	$18.70	$17.83	$18.28
Net Asset Value Total Return(c)	8.73%	2.63%	11.78%	4.56%	15.57%
Market Price Total Return(c)	8.85%	2.41%	11.71%	4.68%	15.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,471,716	$1,435,558	$1,891,452	$1,612,698	$1,832,516
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.64%	0.66%	0.66%
Expenses, prior to Waivers	0.63%	0.63%	0.64%	0.66%	0.66%
Net investment income, after Waivers	5.87%	6.28%	6.47%	6.76%	6.75%
Portfolio turnover rate(d)	9%	30%	18%	6%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$12.32	$10.77	$9.36	$9.06	$8.44
Net investment income(a)	0.43	0.42	0.42	0.35	0.34
Net realized and unrealized gain on investments	1.13	1.54	1.41	0.29	0.63
Total from investment operations	1.56	1.96	1.83	0.64	0.97
Distributions to shareholders from:
Net investment income	(0.43)	(0.41)	(0.42)	(0.34)	(0.34)
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.43)	(0.41)	(0.42)	(0.34)	(0.35)
Net asset value at end of year	$13.45	$12.32	$10.77	$9.36	$9.06
Market price at end of year(b)	$13.45	$12.32	$10.76	$9.36	$9.06
Net Asset Value Total Return(c)	12.89%	18.61%	20.16%	7.37%	11.91%
Market Price Total Return(c)	12.89%	18.72%	20.05%	7.37%	11.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$537,324	$393,103	$322,476	$276,169	$208,471
Ratio to average net assets of:
Expenses, after Waivers	0.54%	0.55%	0.57%	0.60%	0.60%
Expenses, prior to Waivers	0.54%	0.55%	0.57%	0.60%	0.62%
Net investment income, after Waivers	3.29%	3.70%	4.31%	3.88%	4.02%
Portfolio turnover rate(d)	45%	51%	32%	35%	44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Financial Highlights (continued)

PowerShares International Dividend AchieversTM Portfolio (PID)

	Year Ended April 30,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$18.56	$17.27		$15.35	$16.85	$14.26
Net investment income(a)	0.51	0.67	(b)	0.40	0.48	0.47
Net realized and unrealized gain (loss) on investments	(0.17)	1.26		1.93	(1.49)	2.59
Total from investment operations	0.34	1.93		2.33	(1.01)	3.06
Distributions to shareholders from:
Net investment income	(0.48)	(0.64)		(0.41)	(0.49)	(0.47)
Net asset value at end of year	$18.42	$18.56		$17.27	$15.35	$16.85
Market price at end of year(c)	$18.43	$18.58		$17.31	$15.37	$16.89
Net Asset Value Total Return(d)	1.83%	11.50%		15.63%	(5.87)%	21.95%
Market Price Total Return(d)	1.77%	11.35%		15.75%	(5.97)%	22.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,571,846	$1,160,654		$877,341	$690,196	$550,282
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.54%		0.56%	0.55%	0.58%
Expenses, prior to Waivers	0.55%	0.54%		0.56%	0.56%	0.58%
Net investment income, after Waivers	2.77%	3.82	%(b)	2.57%	3.20%	3.20%
Portfolio turnover rate(e)	66%	49%		46%	33%	42%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.43 and 2.42%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares BuyBack AchieversTM Portfolio (PKW)	“BuyBack AchieversTM Portfolio”
PowerShares Dividend AchieversTM Portfolio (PFM)	“Dividend AchieversTM Portfolio”
PowerShares Financial Preferred Portfolio (PGF)	“Financial Preferred Portfolio”
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)	“High Yield Equity Dividend AchieversTM Portfolio”
PowerShares International Dividend AchieversTM Portfolio (PID)	“International Dividend AchieversTM Portfolio”

Each portfolio (each, a “Fund,” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack AchieversTM Portfolio	NASDAQ US BuyBack AchieversTM Index
Dividend AchieversTM Portfolio	NASDAQ US Broad Dividend AchieversTM Index
Financial Preferred Portfolio	Wells Fargo® Hybrid & Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ US Dividend AchieversTM 50 Index
International Dividend AchieversTM Portfolio	NASDAQ International Dividend AchieversTM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

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Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

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Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. BuyBack AchieversTM Portfolio and Financial Preferred Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. Financial Preferred Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Dividend Paying Security Risk. Dividend AchieversTM Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Foreign Securities Risk. For Financial Preferred Portfolio and International Dividend AchieversTM Portfolio, investments in foreign securities involve risks in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

In addition, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in those markets and could result in losses to a Fund due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

High Yield Securities Risk. For Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. Financial Preferred Portfolio faces special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt

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instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund (except for Financial Preferred Portfolio and High Yield Equity Dividend AchieversTM Portfolio, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Securities Lending

During the fiscal year ended April 30, 2015, BuyBack AchieversTM Portfolio, Financial Preferred Portfolio, High Yield Equity Dividend AchieversTM Portfolio and International Dividend AchieversTM Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by

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the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund has agreed to pay the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM Portfolio and Financial Preferred Portfolio, each of which pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack AchieversTM Portfolio and Financial Preferred Portfolio) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for the BuyBack AchieversTM Portfolio and Financial Preferred Portfolio) (the “Expense Cap”), through at least August 31, 2016. Offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to the Funds’ Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2016. The Expense Agreement cannot be terminated during its term. For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2015, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM Portfolio	$2,768
Dividend AchieversTM Portfolio	269
Financial Preferred Portfolio	2,804
High Yield Equity Dividend AchieversTM Portfolio	590
International Dividend AchieversTM Portfolio	574

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the fiscal year ended April 30, 2015, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
BuyBack AchieversTM Portfolio	NASDAQ OMX Group, Inc.
Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.
Financial Preferred Portfolio	Wells Fargo Securities, LLC
High Yield Equity Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.
International Dividend AchieversTM Portfolio	NASDAQ OMX Group, Inc.

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Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated with the Funds. The table below shows certain Funds’ transactions in, and earnings from, investments in affiliates for the fiscal year ended April 30, 2015.

BuyBack AchieversTM Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2015	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$—	$2,515,792	$(19,444)	$6,133	$(43)	$2,502,438	$69,215

Dividend AchieversTM Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2015	Dividend Income
Invesco Ltd.	$—	$957,508	$(25,020)	$(9,792)	$(894)	$921,802	$—

International DividendTM Achievers Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2015	Dividend Income
Invesco Ltd.	$—	$14,694,284	$(219,014)	$(149,014)	$1,875	$14,328,131	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

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Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2015 and 2014:

	2015	2014
	Ordinary Income	Ordinary Income
BuyBack Achievers™ Portfolio	$32,756,576	$10,911,610
Dividend Achievers™ Portfolio	7,214,576	6,755,875
Financial Preferred Portfolio	83,658,606	96,939,622
High Yield Equity Dividend Achievers™ Portfolio	16,547,207	12,646,964
International Dividend Achievers™ Portfolio	36,588,767	39,823,589

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Capital Loss Carryforwards	Post-October Capital Loss Deferrals*	Shares of Beneficial Interest	Total Net Assets
BuyBack Achievers™ Portfolio	$4,940,425	$(40,349)	$245,649,966	$(36,432,644)	$(36,622,315)	$2,793,429,037	$2,970,924,120
Dividend Achievers™ Portfolio	1,192,871	(21,811)	62,573,765	(18,181,488)	—	298,255,494	343,818,831
Financial Preferred Portfolio	492,213	(79,400)	97,832,754	(24,910,767)	—	1,398,381,648	1,471,716,448
High Yield Equity Dividend Achievers™ Portfolio	238,561	(24,402)	28,031,662	(129,374,645)	(594,037)	639,047,289	537,324,428
International Dividend Achievers™ Portfolio	6,864,523	(47,303)	84,906,672	(247,606,089)	(32,476,543)	1,760,205,015	1,571,846,275

*	The Funds will elect to defer net capital losses incurred after October 31 (“Post-October Capital Losses”) within the taxable year that are deemed to arise on the first business day of each Fund’s next taxable year.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2015:

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
BuyBack Achievers™ Portfolio	$2,915,680	$800,254	$12,142,749	$2,107,645	$18,466,316	$—	$36,432,644	$—
Dividend Achievers™ Portfolio	—	1,209,931	14,632,363	2,339,194	—	—	18,181,488	—
Financial Preferred Portfolio	8,521,274	9,034,558	7,354,935	—	—	—	24,910,767	—
High Yield Equity Dividend Achievers™ Portfolio	884,585	81,487,358	44,815,128	2,187,574	—	—	129,374,645	—
International Dividend Achievers™ Portfolio	1,975,339	59,472,841	145,514,837	11,745,409	25,801,378	3,096,285	247,606,089	148,582

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 7. Investment Transactions

For the fiscal year ended April 30, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BuyBack AchieversTM Portfolio	$1,926,395,997	$1,942,733,334
Dividend AchieversTM Portfolio	71,902,800	70,461,320
Financial Preferred Portfolio	157,492,455	133,303,126
High Yield Equity Dividend AchieversTM Portfolio	224,864,803	225,988,780
International Dividend AchieversTM Portfolio	924,560,442	910,748,502

For the fiscal year ended April 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack AchieversTM Portfolio	$1,365,111,863	$1,590,162,340
Dividend AchieversTM Portfolio	49,064,767	73,898,327
Financial Preferred Portfolio	72,394,625	93,907,594
High Yield Equity Dividend AchieversTM Portfolio	394,937,228	295,598,053
International Dividend AchieversTM Portfolio	569,418,905	145,514,440

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2015, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
BuyBack AchieversTM Portfolio	$285,469,149	$(39,819,183)	$245,649,966	$2,748,589,609
Dividend AchieversTM Portfolio	65,093,308	(2,519,543)	62,573,765	281,054,261
Financial Preferred Portfolio	107,958,919	(10,126,165)	97,832,754	1,406,987,975
High Yield Equity Dividend AchieversTM Portfolio	31,734,366	(3,702,704)	28,031,662	520,159,646
International Dividend AchieversTM Portfolio	144,611,714	(59,705,042)	84,906,672	1,661,635,020

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2015, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack Achievers™ Portfolio	$52,892	$(297,414,167)	$297,361,275
Dividend Achievers™ Portfolio	212,382	(23,428,067)	23,215,685
Financial Preferred Portfolio	29,508	(12,320,001)	12,290,493
High Yield Equity Dividend Achievers™ Portfolio	—	(58,925,139)	58,925,139
International Dividend Achievers™ Portfolio	1,974,740	(37,582,031)	35,607,291

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

44

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Buyback AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares Financial Preferred Portfolio, PowerShares High Yield Equity Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2015

46

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2015.

In addition to the fees and expenses which the PowerShares BuyBack Achievers™ Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period(1)
PowerShares BuyBack AchieversTM Portfolio (PKW)
Actual	$1,000.00	$1,065.79	0.63%	$3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dividend AchieversTM Portfolio (PFM)
Actual	1,000.00	1,015.48	0.55	2.75
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
PowerShares Financial Preferred Portfolio (PGF)
Actual	1,000.00	1,047.11	0.63	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares High Yield Equity Dividend AchieversTM Portfolio (PEY)
Actual	1,000.00	1,043.81	0.54	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71

47

Fees and Expenses (continued)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Number of Days in the Period	Expenses Paid During the Six-Month Period(1)
PowerShares International Dividend AchieversTM Portfolio (PID)
Actual	$1,000.00	$1,016.64	0.56%	$2.80
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

48

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2015:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
BuyBack Achievers™ Portfolio	100%	100%
Dividend Achievers™ Portfolio	100%	100%
Financial Preferred Portfolio	100%	61%
High Yield Equity Dividend Achievers™ Portfolio	100%	100%
International Dividend Achievers™ Portfolio	64%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	120	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Retired. Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	120	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	120	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

50

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	120	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

51

Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

53

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

54

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2014, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares Global Listed Private Equity Portfolio and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the

55

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[1], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[1], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[1], PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2016, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[2], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[2], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[2], PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

[1]	The annual management fee for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced to 0.25% of each Fund’s average daily net assets, effective May 22, 2015.
[2]	The Expense Cap for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced such that annual operating expenses of each Fund will not exceed 0.25% of its average daily net assets, effective May 22, 2015.

56

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

—	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio	X	N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio	X	N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X

57

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio			X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio	X		X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio	X	X	X
PowerShares Global Listed Private Equity Portfolio	X	N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio			X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

[3]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio		N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X

58

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio		X	X
PowerShares DWA Utilities Momentum Portfolio		X	X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio		N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio		X	X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio		X	X
PowerShares Dynamic Software Portfolio		X	X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X	X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio		X	X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio		X	X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

59

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

60

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2015

2015 Annual Report to Shareholders

PBE	PowerShares Dynamic Biotechnology & Genome Portfolio

PKB	PowerShares Dynamic Building & Construction Portfolio

PXE	PowerShares Dynamic Energy Exploration & Production Portfolio

PBJ	PowerShares Dynamic Food & Beverage Portfolio

PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio

PBS	PowerShares Dynamic Media Portfolio

PXQ	PowerShares Dynamic Networking Portfolio

PXJ	PowerShares Dynamic Oil & Gas Services Portfolio

PJP	PowerShares Dynamic Pharmaceuticals Portfolio

PMR	PowerShares Dynamic Retail Portfolio

PSI	PowerShares Dynamic Semiconductors Portfolio

PSJ	PowerShares Dynamic Software Portfolio

2

The Market Environment

Domestic Equity

Slow and steady improvement in the US economy and continued low interest rates led the US equity market higher during the fiscal year ended April 30, 2015. As the US economy continued along a slow growth path, the US Federal Reserve steadily reduced its asset purchase program, finally ending all purchases in October 2014. The reporting period began with corporate earnings bouncing back from a weather-related downturn resulting from an unusually harsh winter that negatively affected consumer spending. Stocks generally rallied through the summer of 2014 despite political upheaval in Ukraine and signs of economic sluggishness in China. In mid-September, as investors wrestled with evidence that economic growth appeared to be stronger in the US than in the rest of the world, the price of oil began a sharp and prolonged decline, causing US equities to fall. US equities recovered before the end of calendar year 2014, however. As calendar year 2015 began, investors were generally heartened by positive US economic data, but there was concern that if Greece failed to reach an agreement with the eurozone on a financial bailout plan, the repercussions would be felt more broadly. On balance, however, the general trend for US equities was positive.

3

PBE	Manager’s Analysis
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

As an index fund, the PowerShares Dynamic Biotechnology & Genome Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology companies and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 biotechnology and genome stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Biotechnology & Genome Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 34.28%. On a net asset value (“NAV”) basis, the Fund returned 34.25%. During the same time period, the Index returned 34.51%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Biotech Index (the “Benchmark Index”) returned 36.62%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a benchmark similar to the Index.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the biotech industry market. It is important to note, however, that the Index includes stocks from its Biotechnology & Genome Group Universe of which approximately 90% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 10% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund. Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to an allocation to the life sciences tools & services sub-industry.

For the fiscal year ended April 30, 2015, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the specialty chemicals (no longer held) and life sciences tools & services (no longer held) sub-industries, respectively. The health care equipment sub-industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals sub-industry.

Positions that contributed most significantly to the Fund’s return included Idenix Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end), and Pharmacyclics, Inc., a biotechnology company (portfolio average weight of 3.96%). Positions that detracted most significantly from the Fund’s return included ImmunoGen, Inc., a biotechnology company (no longer held at fiscal year-end), and Arena Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Biotechnology	92.6
Pharmaceuticals	5.1
Health Care Equipment	2.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

4

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Pharmacyclics, Inc.	6.1
Regeneron Pharmaceuticals, Inc., Class A	5.7
BioMarin Pharmaceutical, Inc.	5.4
Vertex Pharmaceuticals, Inc.	5.3
Amgen, Inc.	5.2
Gilead Sciences, Inc.	5.0
Alexion Pharmaceuticals, Inc.	4.8
Biogen, Inc.	4.7
Dyax Corp.	4.4
Repligen Corp.	3.2
Total	49.8

5

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	34.51%	34.41%	142.81%	22.76%	178.79%	14.55%	281.27%
S&P Composite 1500 Biotech Index	36.62	41.73	184.72	32.75	312.24	18.44	429.74
Fund
NAV Return	34.25	33.79	139.49	22.07	171.02	14.02	264.10
Market Price Return	34.28	33.87	139.89	22.04	170.73	14.00	263.65

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

6

PKB	Manager’s Analysis
PowerShares Dynamic Building & Construction Portfolio (PKB)

As an index fund, the PowerShares Dynamic Building & Construction Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 building and construction stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked companies based on their capital appreciation potential using a proprietary NYSE Arca Intellidex model. The Index Provider splits stocks in the Building & Construction Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 4.08%. On a net asset value (“NAV”) basis, the Fund returned 4.17%. During the same time period, the Index returned 4.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Construction & Engineering Index (the “Benchmark Index”) returned (13.56)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 10 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of another building & construction industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of the building & construction industry market.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the construction materials sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to its allocation among home improvement retail, construction materials, and building products sub-industries.

For the fiscal year ended April 30, 2015, the home improvement retail sub-industry contributed most significantly to the Fund’s return, followed by the building products and construction materials sub-industries, respectively. The diversified support services (no longer held) sub-industry detracted most significantly from the Fund’s return, followed by the construction & engineering and construction machinery & heavy trucks (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Lowe’s Cos., Inc., a home improvement retail company (portfolio average weight of 5.25%), and Home Depot, Inc., a home improvement retail company (portfolio average weight of 5.17%). Positions that detracted most significantly from the Fund’s return included Civeo Corp., a diversified support services company (no longer held at fiscal year-end), and Quanta Services, Inc., a construction & engineering company (portfolio average weight of 4.54%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Construction & Engineering	21.8
Building Products	16.9
Construction Materials	13.2
Home Improvement Retail	9.4
Forest Products	7.9
Homebuilding	7.8
Industrial Machinery	5.0
Specialty Stores	4.9
Home Furnishings	4.8
Industrial Conglomerates	2.9
Diversified Real Estate Activities	2.8
Distributors	2.6
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

7

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Fluor Corp.	5.2
Vulcan Materials Co.	5.2
Martin Marietta Materials, Inc.	5.1
Ingersoll-Rand PLC	4.9
Tractor Supply Co.	4.9
Mohawk Industries, Inc.	4.8
Home Depot, Inc. (The)	4.7
Lowe’s Cos., Inc.	4.7
Apogee Enterprises, Inc.	3.2
KBR, Inc.	3.0
Total	45.7

8

PowerShares Dynamic Building & Construction Portfolio (PKB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	4.88%	18.59%	66.77%	12.94%	83.73%	6.08%	75.38%
S&P Composite 1500 Construction & Engineering Index	(13.56)	4.77	15.02	2.97	15.77	6.61	83.81
Fund
NAV Return	4.17	17.59	62.61	12.04	76.52	5.19	61.73
Market Price Return	4.08	17.66	62.88	12.03	76.45	5.17	61.54

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

9

PXE	Manager’s Analysis
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

As an index fund, the PowerShares Dynamic Energy Exploration & Production Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 energy exploration and production stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary model. The Index Provider splits stocks in the Energy Exploration & Production Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks which receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (14.54)%. On a net asset value (“NAV”) basis, the Fund returned (14.51)%. During the same time period, the Index returned (13.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned (13.48)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar energy exploration & production industry benchmark. The Benchmark Index was also selected for its recognition in the marketplace, and its shared exposure to the oil & gas exploration & production industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the indexes select and weight stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2015, the oil & gas refining & marketing sub-industry was the only contributing sub-industry. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the integrated oil & gas and gas utilities (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Devon Energy Corp., an oil & gas exploration & production company (portfolio average weight of 2.54%), and Tesoro Corp., an oil & gas refining & marketing company (portfolio average weight of 1.94%). Positions that detracted most significantly from the Fund’s return included W&T Offshore, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end), and Stone Energy Corp., an oil & gas exploration & production company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Oil & Gas Exploration & Production	63.3
Oil & Gas Refining & Marketing	31.8
Integrated Oil & Gas	4.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Devon Energy Corp.	5.2
EOG Resources, Inc.	5.2
ConocoPhillips	4.9
Apache Corp.	4.9
Occidental Petroleum Corp.	4.9
Chesapeake Energy Corp.	4.5
Marathon Petroleum Corp.	4.4
Valero Energy Corp.	4.4
EP Energy Corp., Class A	3.4
Rosetta Resources, Inc.	3.3
Total	45.1

10

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	(13.93)%	11.87%	40.02%	14.07%	93.15%	9.24%	131.85%
S&P Composite 1500 Oil & Gas Exploration & Production Index	(13.48)	6.43	20.57	5.05	27.92	6.91	88.79
Fund
NAV Return	(14.51)	11.03	36.88	13.22	86.07	8.53	117.90
Market Price Return	(14.54)	11.04	36.89	13.22	86.02	8.52	117.57

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

11

PBJ	Manager’s Analysis
PowerShares Dynamic Food & Beverage Portfolio (PBJ)

As an index fund, the PowerShares Dynamic Food & Beverage Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 food and beverage stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the food & Beverage Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 18.13%. On a net asset value (“NAV”) basis, the Fund returned 18.25%. During the same time period, the Index returned 19.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Food Beverage & Tobacco Index (the “Benchmark Index”) returned 14.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar food & beverage benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, the Fund benefited from exposure to the restaurant sub-industry and being overweight in the packaged foods & meats sub-industry during the fiscal year ended April 30, 2015. The Fund was most underweight in the tobacco (no longer held) sub-industry during the period. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to allocation among and stock selection within the soft drinks sub-industry as well as stock selection within the packaged foods & meats sub-industry.

For the fiscal year ended April 30, 2015, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the soft drinks and agricultural products sub-industries, respectively. The food retail sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Kroger Co. (The), a food retail company (portfolio average weight of 5.29%), and Monster Beverage Corp., a soft drinks company (portfolio average weight of 2.78%). Positions that detracted most significantly from the Fund’s return included Whole Foods Market, Inc., a food retail company (no longer held at fiscal year-end), and Natural Grocers by Vitamin Cottage, Inc., a food retail company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Packaged Foods & Meats	38.5
Agricultural Products	13.4
Food Retail	12.4
Food Distributors	10.4
Restaurants	10.2
Soft Drinks	10.0
Brewers	5.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

12

PowerShares Dynamic Food & Beverage Portfolio (PBJ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Kraft Foods Group, Inc.	6.6
Starbucks Corp.	5.3
General Mills, Inc.	5.1
Archer-Daniels-Midland Co.	5.1
Kellogg Co.	4.9
Kroger Co. (The)	4.8
PepsiCo, Inc.	4.8
Sysco Corp.	4.7
Calavo Growers, Inc.	3.3
Cal-Maine Foods, Inc., Class A	3.2
Total	47.8

13

PowerShares Dynamic Food & Beverage Portfolio (PBJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Index Dynamic Food & Beverage IntellidexSM Index	19.00%	19.05%	68.72%	16.66%	116.09%	10.20%	160.46%
S&P Composite 1500 Food Beverage & Tobacco Index	14.39	14.44	49.88	16.93	118.61	12.88	229.91
Fund
NAV Return	18.25	18.26	65.38	15.87	108.84	9.47	143.81
Market Price Return	18.13	18.23	65.28	15.84	108.57	9.46	143.65

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

14

PEJ	Manager’s Analysis
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

As an index fund, the PowerShares Dynamic Leisure and Entertainment Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of leisure companies and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries.

NYSE Arca, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 leisure and entertainment stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Leisure and Entertainment Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 13.47%. On a net asset value (“NAV”) basis, the Fund returned 13.47%. During the same time period, the Index returned 14.33%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Hotels, Restaurants & Leisure Index (the “Benchmark Index”) returned 15.01%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to other indices in the leisure & entertainment industry.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to allocation among and stock selection within restaurants, casinos & gaming, and leisure facilities sub-industries.

For the fiscal year ended April 30, 2015, the hotels resorts & cruise lines sub-industry contributed most significantly to the Fund’s return, followed by the restaurants and movies & entertainment sub-industries, respectively. The casinos & gaming sub-industry detracted most significantly from the Fund’s return, followed by the airlines and broadcasting (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Walt Disney Co. (The), a movies & entertainment company (portfolio average weight of 5.06%), and Jack in the Box, Inc., a restaurants company (portfolio average weight of 2.89%). Positions that detracted most significantly from the Fund’s return included Las Vegas Sands Corp., a casinos & gaming company (no longer held at fiscal year-end), and Wynn Resorts Ltd., a casinos & gaming company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Restaurants	33.4
Airlines	31.9
Hotels, Resorts & Cruise Lines	15.2
Movies & Entertainment	7.8
Cable & Satellite	3.3
Internet Retail	2.9
Leisure Facilities	2.8
Casinos & Gaming	2.8
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

15

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Starbucks Corp.	5.5
Walt Disney Co. (The)	5.4
American Airlines Group, Inc.	5.2
Delta Air Lines, Inc.	5.2
Marriott International, Inc., Class A	5.0
Southwest Airlines Co.	4.8
United Continental Holdings, Inc.	4.7
Royal Caribbean Cruises Ltd.	4.6
Hawaiian Holdings, Inc.	3.5
JetBlue Airways Corp.	3.4
Total	47.3

16

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	14.33%	19.66%	71.35%	18.84%	137.06%	11.25%	185.84%
S&P Composite 1500 Hotels, Restaurants & Leisure Index	15.01	12.55	42.56	15.77	107.93	11.76	198.97
Fund
NAV Return	13.47	18.74	67.40	17.94	128.18	10.58	169.41
Market Price Return	13.47	18.69	67.20	17.90	127.85	10.58	169.42

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

17

PBS	Manager’s Analysis
PowerShares Dynamic Media Portfolio (PBS)

As an index fund, the PowerShares Dynamic Media Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 media stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ. NYSE Arca, Inc., after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Media Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 13.09%. On a net asset value (“NAV”) basis, the Fund returned 13.04%. During the same time period, the Index returned 13.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Media Index (the “Benchmark Index”) returned 17.42%. The S&P Composite 1500 Media Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a media industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a general representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to allocation among internet software & services and IT consulting & other services (no longer held) sub-industries, as well as allocation to and stock selection within the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2015, the cable & satellite sub-industry contributed most significantly to the Fund’s return, followed by the movies & entertainment and advertising sub-industries, respectively. The IT consulting & other services (no longer held) sub-industry detracted most significantly from the Fund’s return, followed by the research & consulting services and internet retail (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Walt Disney Co., a movies & entertainment company (portfolio average weight of 5.17%), and Facebook, Inc., Class A, an internet software & services company (portfolio average weight of 5.17%). Positions that detracted most significantly from the Fund’s return included Twitter, Inc., an internet software & services company (no longer held at fiscal year-end), and Cumulus Media, Inc., Class A, a broadcasting & cable TV company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Cable & Satellite	26.3
Movies & Entertainment	15.2
Internet Software & Services	15.0
Publishing	13.4
Advertising	7.8
Broadcasting	6.0
Catalog Retail	5.1
Research & Consulting Services	2.9
Data Processing & Outsourced Services	2.9
Specialized Finance	2.7
Specialized REITs	2.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

18

PowerShares Dynamic Media Portfolio (PBS) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Walt Disney Co. (The)	5.2
Time Warner, Inc.	5.1
DIRECTV	5.1
Time Warner Cable, Inc.	5.0
Facebook, Inc., Class A	5.0
Twenty-First Century Fox, Inc., Class A	4.8
LinkedIn Corp., Class A	4.7
DISH Network Corp., Class A	4.5
Starz, Class A	3.2
E.W. Scripps Co. (The), Class A	3.1
Total	45.7

19

PowerShares Dynamic Media Portfolio (PBS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	13.77%	23.35%	87.68%	15.88%	108.93%	7.39%	101.90%
S&P Composite 1500 Media Index	17.42	27.34	106.49	22.38	174.51	11.08	181.52
Fund
NAV Return	13.04	22.44	83.57	15.03	101.41	6.77	90.60
Market Price Return	13.09	22.43	83.50	14.99	101.04	6.76	90.52

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

20

PXQ	Manager’s Analysis
PowerShares Dynamic Networking Portfolio (PXQ)

As an index fund, the PowerShares Dynamic Networking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 common stocks of networking companies in the Index principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology. The Index Provider includes networking stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary model. The Index Provider splits stocks in the Networking Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 17.48%. On a net asset value (“NAV”) basis, the Fund returned 17.47%. During the same time period, the Index returned 18.25%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Communications Equipment Index (the “Benchmark Index”) returned 7.23%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar networking industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its exposure to the communications equipment industry. These reasons make its performance relevant when comparing to the Fund’s performance. The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to allocation among the systems software sub-industry.

For the fiscal year ended April 30, 2015, the systems software sub-industry contributed most significantly to the Fund’s return, followed by the communications equipment and semiconductors sub-industries, respectively. The consumer electronics sub-industry detracted most significantly from the Fund’s return, followed by the technology hardware, storage & peripherals sub-industry.

Positions that contributed most significantly to the Fund’s return included Qualys, Inc., a systems software company (portfolio average weight of 2.97%), and Palo Alto Networks, Inc., a communications equipment company (portfolio average weight of 3.52%). Positions that detracted most significantly from the Fund’s return included Sonus Networks, Inc., a communications equipment company (portfolio average weight of 2.51%), and Finisar Corp., a communications equipment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Communications Equipment	44.4
Systems Software	19.3
Application Software	10.7
Technology Hardware, Storage & Peripherals	7.6
Electronic Components	7.5
Consumer Electronics	4.6
Internet Software & Services	3.3
Semiconductors	2.6
Money Market Fund Plus Other Assets Less Liabilities	0.0

21

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Juniper Networks, Inc.	5.5
Citrix Systems, Inc.	5.3
Palo Alto Networks, Inc.	5.2
Amphenol Corp., Class A	4.9
Cisco Systems, Inc.	4.9
CA, Inc.	4.9
Apple, Inc.	4.9
Garmin Ltd.	4.6
LogMeIn, Inc.	3.3
ARRIS Group, Inc.	3.1
Total	46.6

22

PowerShares Dynamic Networking Portfolio (PXQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	18.25%	10.91%	36.43%	12.80%	82.63%	10.40%	165.00%
S&P Composite 1500 Communications Equipment Index	7.23	9.66	31.86	6.87	39.42	4.87	59.74
Fund
NAV Return	17.47	10.12	33.52	12.00	76.23	9.67	148.33
Market Price Return	17.48	10.15	33.63	11.96	75.93	9.67	148.26

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.82% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

23

PXJ	Manager’s Analysis
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

As an index fund, the PowerShares Dynamic Oil & Gas Services Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. These companies are engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 common stocks of oil and gas services companies in the Index principally on the basis of their capital appreciation potential that NYSE Arca identifies pursuant to a proprietary selection methodology. The Index Provider includes stocks of companies that provide support for oil and gas operations from the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks for investment potential using a proprietary model. The Index Provider splits stocks in the Oil Services Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (31.61)%. On a net asset value (“NAV”) basis, the Fund returned (31.67)%. During the same time period, the Index returned (31.16)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Energy Equipment & Services Index (the “Benchmark Index”) returned (17.52)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar oil & gas services industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the oil & gas equipment & services sub-industry.

For the fiscal year ended April 30, 2015, the oil & gas storage & transportation sub-industry was the only contributing sub-industry. The oil & gas equipment & services sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas drilling and trading companies & distributors (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Navigator Holdings Ltd., an oil & gas storage & transportation company (portfolio average weight of 0.48%), and C&J Energy Services Ltd., an oil & gas equipment & services company (portfolio average weight of 1.98%). Positions that detracted most significantly from the Fund’s return included Key Energy Services, Inc., an oil & gas equipment & services company (no longer held at fiscal year-end), and Transocean Ltd., an oil & gas drilling company (portfolio average weight of 4.37%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Oil & Gas Equipment & Services	69.6
Oil & Gas Drilling	24.9
Oil & Gas Storage & Transportation	5.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

24

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Cameron International Corp.	5.2
Helmerich & Payne, Inc.	5.2
Halliburton Co.	5.1
Schlumberger Ltd.	5.0
FMC Technologies, Inc.	5.0
Baker Hughes, Inc.	4.9
Dresser-Rand Group, Inc.	4.6
National Oilwell Varco, Inc.	4.5
Nabors Industries Ltd.	3.2
C&J Energy Services Ltd.	3.1
Total	45.8

25

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	(31.16)%	(1.40)%	(4.13)%	2.09%	10.90%	2.42%	25.57%
S&P Composite 1500 Energy Equipment & Services Index	(17.52)	4.16	13.01	5.50	30.71	5.79	70.86
Fund
NAV Return	(31.67)	(2.08)	(6.10)	1.37	7.06	1.80	18.53
Market Price Return	(31.61)	(2.06)	(6.05)	1.40	7.18	1.81	18.59

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively.

The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

26

PJP	Manager’s Analysis
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

As an index fund, the PowerShares Dynamic Pharmaceuticals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types.

NYSE Arca, Inc. (or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 pharmaceuticals stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Pharmaceutical Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 32.97%. On a net asset value (“NAV”) basis, the Fund returned 32.95%. During the same time period, the Index returned 33.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Pharmaceuticals Index (the “Benchmark Index”) returned 16.97%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar pharmaceuticals industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a general representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2015, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return, followed by the biotechnology and health care equipment sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Auxilium Pharmaceuticals, Inc., a pharmaceuticals company (no longer held at fiscal year-end), and Hospira, Inc., a pharmaceuticals company (portfolio average weight of 3.21%). Positions that detracted most significantly from the Fund’s return included BioDelivery Sciences International, Inc., a pharmaceuticals company (portfolio average weight of 1.84%), and Omeros Corp., a pharmaceuticals company (portfolio average weight of 0.59%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Pharmaceuticals	65.7
Biotechnology	27.7
Health Care Equipment	6.6
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Bristol-Myers Squibb Co.	5.6
Merck & Co., Inc.	5.4
Amgen, Inc.	5.3
Pfizer, Inc.	5.3
Gilead Sciences, Inc.	5.2
Johnson & Johnson	5.2
Biogen, Inc.	4.9
Actavis PLC	4.8
Ligand Pharmaceuticals, Inc.	4.7
Celgene Corp.	4.7
Total	51.1

27

PowerShares Dynamic Pharmaceuticals Portfolio (PJP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	33.73%	35.56%	149.10%	33.16%	318.70%	19.69%	487.74%
S&P Composite 1500 Pharmaceuticals Index	16.97	24.12	91.20	19.74	146.13	10.40	165.07
Fund
NAV Return	32.95	34.72	144.49	32.32	305.61	18.95	452.79
Market Price Return	32.97	34.70	144.40	32.31	305.53	18.95	452.78

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

28

PMR	Manager’s Analysis
PowerShares Dynamic Retail Portfolio (PMR)

As an index fund, the PowerShares Dynamic Retail Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Retail IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 retail stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Retail Industry Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 17.04%. On a net asset value (“NAV”) basis, the Fund returned 16.97%. During the same time period, the Index returned 17.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Retailing Index (the “Benchmark Index”) returned 28.90%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 85 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a retail industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the retail industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the food retail sub-industry and most underweight in the internet retail sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to allocation among food retail, apparel accessories & luxury goods (no longer held) sub-industries as well as allocation among and stock selection within the home improvement retail sub-industry.

For the fiscal year ended April 30, 2015, the automotive retail sub-industry contributed most significantly to the Fund’s return, followed by the apparel retail and drug retail sub-industries, respectively. The apparel accessories & luxury goods (no longer held) sub-industry detracted most significantly from the Fund’s return, followed by the internet retail and specialized consumer services (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Kroger Co. (The), a food retail company (portfolio average weight of 5.32%), and O’Reilly Automotive, Inc., an automotive retail company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Whole Foods Market, Inc., a food retail company (no longer held at fiscal year-end), and Gap, Inc., an apparel retail company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Food Retail	18.8
Drug Retail	10.2
Hypermarkets & Super Centers	9.9
Specialty Stores	8.3
Department Stores	7.9
Apparel Retail	7.9
General Merchandise Stores	7.6
Home Improvement Retail	4.8
Internet Retail	4.7
Food Distributors	3.2
Internet Software & Services	3.1
Automotive Retail	3.0
Forest Products	2.8
Homefurnishing Retail	2.7
Computer & Electronics Retail	2.6
Trucking	2.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

29

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Walgreens Boots Alliance, Inc.	5.2
Costco Wholesale Corp.	5.1
Kohl’s Corp.	5.0
Kroger Co. (The)	5.0
Dollar Tree, Inc.	5.0
CVS Health Corp.	5.0
Wal-Mart Stores, Inc.	4.8
Lowe’s Cos., Inc.	4.8
Smart & Final Stores, Inc.	3.3
SpartanNash Co.	3.2
Total	46.4

30

PowerShares Dynamic Retail Portfolio (PMR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Retail IntellidexSM Index	17.78%	16.49%	58.06%	17.87%	127.50%	12.04%	194.84%
S&P Composite 1500 Retailing Index	28.90	20.41	74.58	19.92	147.96	12.11	196.63
Fund
NAV Return	16.97	15.54	54.26	16.99	119.18	11.30	176.82
Market Price Return	17.04	15.56	54.30	16.99	119.12	11.30	176.71

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

31

PSI	Manager’s Analysis
PowerShares Dynamic Semiconductors Portfolio (PSI)

As an index fund, the PowerShares Dynamic Semiconductors Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are engaged principally in the manufacture of semiconductors.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 semiconductor stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked companies based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Semiconductor Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 29.95%. On a net asset value (“NAV”) basis, the Fund returned 29.90%. During the same time period, the Index returned 31.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Semiconductor Index (the “Benchmark Index”) returned 26.00%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar semiconductors industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a general representation of the semiconductors sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the semiconductors sub-industry.

For the fiscal year ended April 30, 2015, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment sub-industry. The communications equipment sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Ambarella, Inc., a semiconductors company (portfolio average weight of 3%), and Skyworks Solutions, Inc., a semiconductors company (portfolio average weight of 4%). Positions that detracted most significantly from the Fund’s return included Lattice Semiconductor Corp., a semiconductors company (no longer held at fiscal year-end), and Maxim Integrated Products, Inc., a semiconductors company (portfolio average weight of 1.07%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Semiconductors	85.1
Semiconductor Equipment	12.0
Communications Equipment	2.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
NXP Semiconductors NV	5.8
Analog Devices, Inc.	5.4
Skyworks Solutions, Inc.	5.3
Intel Corp.	5.0
Broadcom Corp., Class A	5.0
Texas Instruments, Inc.	4.7
Micron Technology, Inc.	4.7
Lam Research Corp.	4.7
Ambarella, Inc.	3.5
Cirrus Logic, Inc.	3.1
Total	47.2

32

PowerShares Dynamic Semiconductors Portfolio (PSI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	31.10%	20.98%	77.05%	14.72%	98.70%	7.21%	98.65%
S&P Composite 1500 Semiconductor Index	26.00	15.40	53.69	12.75	82.24	6.15	80.09
Fund
NAV Return	29.90	19.96	72.64	13.84	91.16	6.43	84.73
Market Price Return	29.95	20.08	73.14	13.84	91.23	6.42	84.68

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.05% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

33

PSJ	Manager’s Analysis
PowerShares Dynamic Software Portfolio (PSJ)

As an index fund, the PowerShares Dynamic Software Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These companies are engaged principally in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services.

NYSE Arca, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider includes 30 software stocks from a universe of the 2,000 largest U.S. stocks (by market capitalization) traded on the NYSE, NYSE MKT and the NASDAQ, after having ranked the stocks based on their capital appreciation potential using a proprietary NYSE Arca IntellidexSM model. The Index Provider splits stocks in the Software Group Universe into quintiles based on market capitalization. Larger stocks are defined by inclusion in the top quintile and smaller stocks are the bottom four quintiles. The 8 top-ranked relatively larger stocks collectively receive 40% of the Index weighting (each stock receives on average a 5% weighting) and the 22 top-ranked relatively smaller stocks collectively receive 60% of the Index weighting (each stock receives on average a 2.73% weighting). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 25.32%. On a net asset value (“NAV”) basis, the Fund returned 25.18%. During the same time period, the Index returned 26.03%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Software & Services Index (the “Benchmark Index”) returned 16.65%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 110 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a similar software industry benchmark.

The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund tracks an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and underweight in the internet software & services sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to allocation among home entertainment software and application software sub-industries as well as allocation among and stock selection within the IT consulting & other services sub-industry.

For the fiscal year ended April 30, 2015, the application software sub-industry contributed most significantly to the Fund’s return, followed by the home entertainment software and health care technology sub-industries, respectively. The education services (no longer held) sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included Electronic Arts, Inc., a home entertainment software company (portfolio average weight of 5.28%), and Paycom Software, Inc., an application software company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Splunk, Inc., an application software company (no longer held at fiscal year-end), and PROS Holdings, Inc., an application software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Application Software	38.2
Systems Software	28.6
Health Care Technology	9.6
Data Processing & Outsourced Services	5.6
Internet Software & Services	5.5
IT Consulting & Other Services	5.2
Home Entertainment Software	5.0
Semiconductor Equipment	2.4
Money Market Fund Plus Other Assets Less Liabilities	(0.1)

34

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Microsoft Corp.	5.4
Red Hat, Inc.	5.3
Amdocs Ltd.	5.1
Intuit, Inc.	5.0
Electronic Arts, Inc.	5.0
Cerner Corp.	4.9
Symantec Corp.	4.9
ServiceNow, Inc.	4.8
LogMeIn, Inc.	3.3
Blackbaud, Inc.	3.0
Total	46.7

35

PowerShares Dynamic Software Portfolio (PSJ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	26.03%	17.31%	61.45%	14.28%	94.96%	11.85%	201.55%
S&P Composite 1500 Software & Services Index	16.65	16.62	58.59	15.57	106.13	9.88	153.05
Fund
NAV Return	25.18	16.52	58.21	13.53	88.61	11.17	183.79
Market Price Return	25.32	16.53	58.25	13.53	88.57	11.16	183.67

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was 0.63%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

36

Schedule of Investments(a)

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—92.6%
1,183,335	Achillion Pharmaceuticals, Inc.(b)	$10,354,181
424,518	Acorda Therapeutics, Inc.(b)	12,765,256
146,017	Alexion Pharmaceuticals, Inc.(b)	24,710,457
166,987	Amgen, Inc.	26,368,917
1,804,734	Array BioPharma, Inc.(b)(c)	11,279,588
64,301	Biogen, Inc.(b)	24,044,073
245,980	BioMarin Pharmaceutical, Inc.(b)	27,562,059
950,740	Dyax Corp.(b)	22,732,193
479,336	Emergent Biosolutions, Inc.(b)	14,231,486
254,391	Gilead Sciences, Inc.(b)	25,568,839
167,335	Incyte Corp.(b)	16,258,269
945,111	Infinity Pharmaceuticals, Inc.(b)	11,974,556
239,189	Insys Therapeutics, Inc.(b)(c)	12,574,166
209,534	Isis Pharmaceuticals, Inc.(b)	11,884,769
2,214,744	MannKind Corp.(b)(c)	9,501,252
122,230	Medivation, Inc.(b)	14,758,050
421,652	Myriad Genetics, Inc.(b)(c)	13,927,166
367,879	Neurocrine Biosciences, Inc.(b)	12,540,995
986,655	OPKO Health, Inc.(b)(c)	13,576,373
2,058,121	PDL BioPharma, Inc.(c)	13,727,667
121,971	Pharmacyclics, Inc.(b)(c)	31,248,970
63,641	Regeneron Pharmaceuticals, Inc., Class A(b)	29,113,212
558,758	Repligen Corp.(b)	16,488,949
854,084	Sangamo BioSciences, Inc.(b)	10,565,019
396,295	Seattle Genetics, Inc.(b)(c)	13,608,770
92,652	United Therapeutics Corp.(b)	14,795,598
220,523	Vertex Pharmaceuticals, Inc.(b)	27,186,075

		473,346,905

	Health Care Equipment—2.3%
380,952	Cardiovascular Systems, Inc.(b)	11,923,797

	Pharmaceuticals—5.1%
213,268	ANI Pharmaceuticals, Inc.(b)	13,005,083
795,442	Theravance, Inc.(c)	12,925,932

		25,931,015

	Total Common Stocks (Cost $453,388,477)	511,201,717

	Money Market Fund—0.0%
204,280	Invesco Premier Portfolio—Institutional Class(d) (Cost $204,280)	204,280

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $453,592,757)—100.0%	511,405,997

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—16.0%
81,899,696	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $81,899,696)	$81,899,696

	Total Investments (Cost $535,492,453)—116.0%	593,305,693
	Other assets less liabilities—(16.0)%	(82,043,567)

	Net Assets—100.0%	$511,262,126

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2015.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$77,755,803	$(77,755,803)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares Dynamic Building & Construction Portfolio (PKB)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Building Products—16.9%
24,156	A.O. Smith Corp.	$1,543,568
28,912	American Woodmark Corp.(b)	1,465,838
33,206	Apogee Enterprises, Inc.	1,747,300
72,985	Continental Building Products, Inc.(b)	1,606,400
30,238	Trex Co., Inc.(b)	1,418,767
28,168	Universal Forest Products, Inc.	1,558,254

		9,340,127

	Construction & Engineering—21.8%
34,329	Dycom Industries, Inc.(b)	1,578,447
34,579	EMCOR Group, Inc.	1,543,261
48,124	Fluor Corp.	2,894,177
34,337	Jacobs Engineering Group, Inc.(b)	1,471,684
93,462	KBR, Inc.	1,632,781
52,901	Quanta Services, Inc.(b)	1,529,368
65,428	Tutor Perini Corp.(b)	1,387,074

		12,036,792

	Construction Materials—13.2%
92,722	Headwaters, Inc.(b)	1,630,053
19,610	Martin Marietta Materials, Inc.	2,797,366
33,629	Vulcan Materials Co.	2,875,952

		7,303,371

	Distributors—2.6%
22,010	Pool Corp.	1,428,229

	Diversified Real Estate Activities—2.8%
89,611	St. Joe Co. (The)(b)	1,563,712

	Forest Products—7.9%
42,754	Boise Cascade Co.(b)	1,483,564
23,006	Deltic Timber Corp.	1,472,384
90,463	Louisiana-Pacific Corp.(b)	1,378,656

		4,334,604

	Home Furnishings—4.8%
15,142	Mohawk Industries, Inc.(b)	2,627,137

	Home Improvement Retail—9.4%
24,324	Home Depot, Inc. (The)	2,602,181
37,673	Lowe’s Cos., Inc.	2,594,163

		5,196,344

	Homebuilding—7.8%
1,143	NVR, Inc.(b)	1,516,178
33,462	Ryland Group, Inc. (The)	1,379,304
39,741	Toll Brothers, Inc.(b)	1,412,395

		4,307,877

	Industrial Conglomerates—2.9%
16,358	Carlisle Cos., Inc.	1,578,547

	Industrial Machinery—5.0%
41,544	Ingersoll-Rand PLC	2,735,257

	Specialty Stores—4.9%
31,675	Tractor Supply Co.	2,725,951

	Total Common Stocks (Cost $50,919,135)	55,177,948

Number of Shares		Value
	Money Market Fund—0.2%
99,723	Invesco Premier Portfolio—Institutional Class(c) (Cost $99,723)	$99,723

	Total Investments (Cost $51,018,858)—100.2%	55,277,671
	Other assets less liabilities—(0.2)%	(100,258)

	Net Assets—100.0%	$55,177,413

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Integrated Oil & Gas—4.9%
71,232	Occidental Petroleum Corp.	$5,705,683

	Oil & Gas Exploration & Production—63.3%
84,258	Apache Corp.	5,763,247
112,278	Bonanza Creek Energy, Inc.(b)	3,094,382
63,582	Carrizo Oil & Gas, Inc.(b)	3,543,425
332,585	Chesapeake Energy Corp.	5,244,865
61,679	Clayton Williams Energy, Inc.(b)	3,433,670
85,085	ConocoPhillips	5,778,973
360,227	Denbury Resources, Inc.	3,173,600
90,071	Devon Energy Corp.	6,143,743
61,832	EOG Resources, Inc.	6,118,276
268,970	EP Energy Corp., Class A(b)	3,972,687
91,611	Newfield Exploration Co.(b)	3,594,816
211,160	Oasis Petroleum, Inc.(b)	3,788,210
58,550	PDC Energy, Inc.(b)	3,322,127
170,665	Rosetta Resources, Inc.(b)	3,896,282
1,709,552	SandRidge Energy, Inc.(b)	3,231,053
62,365	SM Energy Co.	3,615,299
120,649	Southwestern Energy Co.(b)	3,381,792
89,445	Whiting Petroleum Corp.(b)	3,390,860

		74,487,307

	Oil & Gas Refining & Marketing—31.8%
217,066	Alon USA Energy, Inc.	3,492,592
167,919	Alon USA Partners LP	3,282,816
72,063	CVR Energy, Inc.	2,885,403
155,493	CVR Refining LP	3,349,319
81,167	Delek US Holdings, Inc.	2,996,686
68,787	HollyFrontier Corp.	2,667,560
52,833	Marathon Petroleum Corp.	5,207,749
97,078	PBF Energy, Inc., Class A	2,755,074
32,947	Tesoro Corp.	2,827,841
89,925	Valero Energy Corp.	5,116,732
64,244	Western Refining, Inc.	2,829,948

		37,411,720

	Total Common Stocks and Other Equity Interests (Cost $111,887,696)	117,604,710

	Money Market Fund—0.1%
117,176	Invesco Premier Portfolio—Institutional Class(c) (Cost $117,176)	117,176

	Total Investments (Cost $112,004,872)—100.1%	117,721,886
	Other assets less liabilities—(0.1)%	(129,165)

	Net Assets—100.0%	$117,592,721

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Agricultural Products—13.4%
275,672	Archer-Daniels-Midland Co.	$13,474,848
88,036	Bunge Ltd.	7,603,669
204,472	Fresh Del Monte Produce, Inc.	7,551,151
87,575	Ingredion, Inc.	6,953,455

		35,583,123

	Brewers—5.1%
26,904	Boston Beer Co., Inc. (The), Class A(b)	6,666,811
94,867	Molson Coors Brewing Co., Class B	6,973,673

		13,640,484

	Food Distributors—10.4%
162,626	Andersons, Inc. (The)	6,942,504
271,169	SpartanNash Co.	8,181,169
338,526	Sysco Corp.	12,535,618

		27,659,291

	Food Retail—12.4%
166,501	Ingles Markets, Inc., Class A	6,969,732
185,510	Kroger Co. (The)	12,783,494
728,696	SUPERVALU, Inc.(b)	6,405,238
152,629	Weis Markets, Inc.	6,769,096

		32,927,560

	Packaged Foods & Meats—38.5%
171,620	Calavo Growers, Inc.	8,692,553
191,325	Cal-Maine Foods, Inc., Class A	8,554,141
154,528	Campbell Soup Co.	6,908,947
245,383	General Mills, Inc.	13,579,495
123,050	Hormel Foods Corp.	6,687,767
204,702	Kellogg Co.	12,963,778
56,431	Keurig Green Mountain, Inc.	6,566,875
206,045	Kraft Foods Group, Inc.	17,462,314
262,470	Pilgrim’s Pride Corp.	6,483,009
198,334	Pinnacle Foods, Inc.	8,042,444
1,798	Seaboard Corp.(b)	6,472,800

		102,414,123

	Restaurants—10.2%
74,462	Jack in the Box, Inc.	6,461,068
226,470	Sonic Corp.	6,488,365
282,379	Starbucks Corp.	14,000,351

		26,949,784

	Soft Drinks—10.0%
91,377	Dr Pepper Snapple Group, Inc.	6,814,896
51,016	Monster Beverage Corp.(b)	6,994,804
133,350	PepsiCo, Inc.	12,684,252

		26,493,952

	Total Common Stocks (Cost $250,964,417)	265,668,317

	Money Market Fund—0.0%
38,965	Invesco Premier Portfolio—Institutional Class(c) (Cost $38,965)	38,965

	Total Investments (Cost $251,003,382)—100.0%	265,707,282
	Other assets less liabilities—0.0%	13,316

	Net Assets—100.0%	$265,720,598

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Airlines—31.9%
85,060	Alaska Air Group, Inc.	$5,448,944
29,485	Allegiant Travel Co.	4,533,614
207,216	American Airlines Group, Inc.	10,005,425
222,946	Delta Air Lines, Inc.	9,952,309
292,487	Hawaiian Holdings, Inc.(b)	6,750,600
314,948	JetBlue Airways Corp.(b)	6,465,882
229,546	Southwest Airlines Co.	9,310,386
152,280	United Continental Holdings, Inc.(b)	9,097,207

		61,564,367

	Cable & Satellite—3.3%
162,875	Starz, Class A(b)	6,405,874

	Casinos & Gaming—2.8%
332,349	Penn National Gaming, Inc.(b)	5,344,172

	Hotels, Resorts & Cruise Lines—15.2%
119,443	Marriott International, Inc., Class A	9,561,412
71,181	Marriott Vacations Worldwide Corp.	5,851,790
129,882	Royal Caribbean Cruises Ltd.	8,839,769
59,183	Wyndham Worldwide Corp.	5,054,228

		29,307,199

	Internet Retail—2.9%
467,527	Orbitz Worldwide, Inc.(b)	5,479,416

	Leisure Facilities—2.8%
96,798	Cedar Fair LP	5,462,311

	Movies & Entertainment—7.8%
157,474	AMC Entertainment Holdings, Inc., Class A	4,733,668
95,366	Walt Disney Co. (The)	10,368,192

		15,101,860

	Restaurants—33.4%
103,675	BJ’s Restaurants, Inc.(b)	4,851,990
91,052	Brinker International, Inc.	5,041,549
28,328	Buffalo Wild Wings, Inc.(b)	4,512,650
35,847	Cracker Barrel Old Country Store, Inc.	4,749,011
470,371	Denny’s Corp.(b)	4,896,562
49,884	DineEquity, Inc.	4,810,314
55,994	Jack in the Box, Inc.	4,858,599
87,548	Papa John’s International, Inc.	5,372,821
90,217	Popeyes Louisiana Kitchen, Inc.(b)	5,023,283
170,304	Sonic Corp.	4,879,210
212,349	Starbucks Corp.	10,528,263
143,833	Texas Roadhouse, Inc.	4,832,789

		64,357,041

	Total Common Stocks and Other Equity Interests (Cost $186,725,154)	193,022,240

	Money Market Fund—0.0%
71,221	Invesco Premier Portfolio—Institutional Class(c) (Cost $71,221)	71,221

	Total Investments (Cost $186,796,375)—100.1%	193,093,461
	Other assets less liabilities—(0.1)%	(153,010)

	Net Assets—100.0%	$192,940,451

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares Dynamic Media Portfolio (PBS)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Advertising—7.8%
177,047	Interpublic Group of Cos., Inc. (The)	$3,689,660
259,068	National CineMedia, Inc.	3,948,196
49,637	Omnicom Group, Inc.	3,760,499

		11,398,355

	Broadcasting—6.0%
192,824	E.W. Scripps Co. (The), Class A	4,490,871
72,403	Nexstar Broadcasting Group, Inc., Class A	4,232,679

		8,723,550

	Cable & Satellite—26.3%
54,820	AMC Networks, Inc., Class A(b)	4,135,621
210,235	Cablevision Systems Corp., Class A	4,200,495
81,700	DIRECTV(b)	7,410,599
96,459	DISH Network Corp., Class A(b)	6,526,416
1,014,956	Sirius XM Holdings, Inc.(b)	4,009,076
118,777	Starz, Class A(b)	4,671,499
46,987	Time Warner Cable, Inc.	7,307,418

		38,261,124

	Catalog Retail—5.1%
58,431	HSN, Inc.	3,647,263
133,703	Liberty Interactive Corp., Series A(b)	3,845,298

		7,492,561

	Data Processing & Outsourced Services—2.9%
14,176	Alliance Data Systems Corp.(b)	4,214,667

	Internet Software & Services—15.0%
97,393	AOL, Inc.(b)	3,885,981
91,659	Facebook, Inc., Class A(b)	7,219,979
93,981	GrubHub, Inc.(b)	3,869,198
27,093	LinkedIn Corp., Class A(b)	6,830,958

		21,806,116

	Movies & Entertainment—15.2%
88,422	Time Warner, Inc.	7,463,701
206,807	Twenty-First Century Fox, Inc., Class A	7,047,983
69,545	Walt Disney Co. (The)	7,560,932

		22,072,616

	Publishing—13.4%
111,530	Gannett Co., Inc.	3,827,710
73,604	Meredith Corp., Class B	3,830,352
282,212	New York Times Co. (The), Class A	3,778,819
106,678	Scholastic Corp., Class A	4,335,394
166,588	Time, Inc.	3,803,204

		19,575,479

	Research & Consulting Services—2.9%
33,592	IHS, Inc., Class A(b)	4,214,788

	Specialized Finance—2.7%
38,294	McGraw Hill Financial, Inc.	3,994,064

	Specialized REITs—2.7%
67,954	Lamar Advertising Co., Class A REIT	3,938,614

	Total Common Stocks and Other Equity Interests (Cost $136,660,519)	145,691,934

Number of Shares		Value
	Money Market Fund—0.1%
126,221	Invesco Premier Portfolio—Institutional Class(c) (Cost $126,221)	$126,221

	Total Investments (Cost $136,786,740)—100.1%	145,818,155
	Other assets less liabilities—(0.1)%	(149,923)

	Net Assets—100.0%	$145,668,232

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares Dynamic Networking Portfolio (PXQ)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Application Software—10.7%
21,639	Citrix Systems, Inc.(b)	$1,453,275
18,640	NetScout Systems, Inc.(b)	766,104
14,815	SolarWinds, Inc.(b)	722,676

		2,942,055

	Communications Equipment—44.4%
10,859	Arista Networks, Inc.(b)	695,085
25,581	ARRIS Group, Inc.(b)	861,440
30,293	Aruba Networks, Inc.(b)	745,511
60,658	Brocade Communications Systems, Inc.	685,435
35,925	Ciena Corp.(b)	765,202
46,691	Cisco Systems, Inc.	1,346,102
23,859	CommScope Holding Co., Inc.(b)	704,079
6,363	F5 Networks, Inc.(b)	776,413
44,080	Infinera Corp.(b)	828,704
57,627	Juniper Networks, Inc.	1,523,082
9,688	Palo Alto Networks, Inc.(b)	1,431,111
14,900	Plantronics, Inc.	793,723
54,382	Polycom, Inc.(b)	709,685
44,054	Sonus Networks, Inc.(b)	348,908

		12,214,480

	Consumer Electronics—4.6%
27,763	Garmin Ltd.	1,254,610

	Electronic Components—7.5%
24,404	Amphenol Corp., Class A	1,351,249
8,465	Belden, Inc.	710,637

		2,061,886

	Internet Software & Services—3.3%
14,261	LogMeIn, Inc.(b)	915,271

	Semiconductors—2.6%
10,973	Cavium, Inc.(b)	710,941

	Systems Software—19.3%
19,731	Barracuda Networks, Inc.(b)	799,697
42,370	CA, Inc.	1,346,095
22,361	Fortinet, Inc.(b)	843,904
32,325	Infoblox, Inc.(b)	761,577
16,328	Qualys, Inc.(b)	808,563
29,335	VASCO Data Security International, Inc.(b)	745,696

		5,305,532

	Technology Hardware, Storage & Peripherals—7.6%
10,726	Apple, Inc.	1,342,359
50,070	QLogic Corp.(b)	736,029

		2,078,388

	Total Common Stocks (Cost $22,801,193)	27,483,163

	Money Market Fund—0.3%
81,203	Invesco Premier Portfolio—Institutional Class(c) (Cost $81,203)	81,203

	Total Investments (Cost $22,882,396)—100.3%	27,564,366
	Other assets less liabilities—(0.3)%	(79,609)

	Net Assets—100.0%	$27,484,757

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Oil & Gas Drilling—24.9%
57,357	Atwood Oceanics, Inc.	$1,914,577
48,626	Helmerich & Payne, Inc.	3,791,369
138,849	Nabors Industries Ltd.	2,318,778
106,890	Noble Corp. PLC	1,850,266
95,191	Patterson-UTI Energy, Inc.	2,127,519
154,263	Seadrill Ltd. (Norway)	2,019,303
110,270	Transocean Ltd.	2,075,281
129,923	Transocean Partners LLC	2,057,980

		18,155,073

	Oil & Gas Equipment & Services—69.6%
52,165	Baker Hughes, Inc.	3,571,216
130,495	C&J Energy Services Ltd.(b)	2,277,138
69,262	Cameron International Corp.(b)	3,796,943
16,181	Core Laboratories NV	2,124,242
40,065	Dresser-Rand Group, Inc.(b)	3,312,174
24,479	Dril-Quip, Inc.(b)	1,951,466
54,778	Exterran Holdings, Inc.	2,030,620
81,664	FMC Technologies, Inc.(b)	3,601,382
91,073	Forum Energy Technologies, Inc.(b)	2,118,358
75,940	Halliburton Co.	3,717,263
115,198	Helix Energy Solutions Group, Inc.(b)	1,898,463
59,997	National Oilwell Varco, Inc.	3,264,437
187,820	Newpark Resources, Inc.(b)	1,927,033
32,618	Oceaneering International, Inc.	1,797,578
40,907	Oil States International, Inc.(b)	1,946,764
132,340	RPC, Inc.	2,105,529
38,746	Schlumberger Ltd.	3,665,759
24,530	SEACOR Holdings, Inc.(b)	1,782,350
79,475	Superior Energy Services, Inc.	2,026,613
63,073	Tidewater, Inc.	1,746,491

		50,661,819

	Oil & Gas Storage & Transportation—5.5%
96,613	Navigator Holdings Ltd. (United Kingdom)(b)	2,069,450
81,069	Teekay Offshore Partners LP	1,901,879

		3,971,329

	Total Common Stocks and Other Equity Interests (Cost $77,978,441)	72,788,221

	Money Market Fund—0.1%
96,729	Invesco Premier Portfolio—Institutional Class(c) (Cost $96,729)	96,729

	Total Investments (Cost $78,075,170)—100.1%	72,884,950
	Other assets less liabilities—(0.1)%	(99,260)

	Net Assets—100.0%	$72,785,690

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—27.7%
650,491	Amgen, Inc.	$102,719,034
250,479	Biogen, Inc.(b)	93,661,612
844,193	Celgene Corp.(b)	91,223,496
990,966	Gilead Sciences, Inc.(b)	99,601,993
1,176,624	Ligand Pharmaceuticals, Inc.(b)(c)	91,353,087
7,081,607	Novavax, Inc.(b)	54,740,822

		533,300,044

	Health Care Equipment—6.6%
1,367,886	Abbott Laboratories	63,497,268
937,046	Baxter International, Inc.	64,412,542

		127,909,810

	Pharmaceuticals—65.7%
324,930	Actavis PLC(b)	91,909,700
1,204,174	Akorn, Inc.(b)	50,141,805
4,321,219	BioDelivery Sciences International, Inc.(b)(c)	34,829,025
1,684,090	Bristol-Myers Squibb Co.	107,327,056
2,952,012	Depomed, Inc.(b)	68,663,799
923,428	Eli Lilly & Co.	66,366,770
740,198	Hospira, Inc.(b)	64,611,884
1,608,261	Impax Laboratories, Inc.(b)	72,789,893
1,000,824	Johnson & Johnson	99,281,741
1,038,409	Lannett Co., Inc.(b)	59,708,518
2,252,623	Medicines Co. (The)(b)	57,689,675
1,752,556	Merck & Co., Inc.	104,382,235
1,130,339	Mylan NV(b)	81,678,296
3,104,776	Omeros Corp.(b)(c)(d)	62,468,093
419,475	Perrigo Co. PLC	76,881,378
2,989,354	Pfizer, Inc.	101,428,781
1,681,287	Prestige Brands Holdings, Inc.(b)	65,990,515

		1,266,149,164

	Total Common Stocks (Cost $1,639,862,596)	1,927,359,018

	Money Market Fund—0.0%
136,848	Invesco Premier Portfolio—Institutional Class(e) (Cost $136,848)	136,848

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $1,639,999,444)—100.0%	1,927,495,866

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.3%
43,069,125	Invesco Liquid Assets Portfolio—Institutional Class(e)(f) (Cost $43,069,125)	43,069,125

	Total Investments (Cost $1,683,068,569)—102.3%	1,970,564,991
	Other assets less liabilities—(2.3)%	(43,631,304)

	Net Assets—100.0%	$1,926,933,687

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated investments. See Note 4.
(d)	All or a portion of this security was out on loan at April 30, 2015.
(e)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Citibank	$39,409,044	$(39,409,044)	$—

*	Amount does not include excess collateral received, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

PowerShares Dynamic Retail Portfolio (PMR)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Apparel Retail—7.9%
24,520	Cato Corp. (The), Class A	$964,617
19,077	Children’s Place, Inc. (The)	1,157,211
28,005	Zumiez, Inc.(b)	888,038

		3,009,866

	Automotive Retail—3.0%
13,818	Asbury Automotive Group, Inc.(b)	1,161,126

	Computer & Electronics Retail—2.6%
28,891	Best Buy Co., Inc.	1,001,073

	Department Stores—7.9%
8,350	Dillard’s, Inc., Class A	1,098,777
27,008	Kohl’s Corp.	1,935,123

		3,033,900

	Drug Retail—10.2%
19,192	CVS Health Corp.	1,905,574
23,995	Walgreens Boots Alliance, Inc.	1,989,905

		3,895,479

	Food Distributors—3.2%
40,951	SpartanNash Co.	1,235,492

	Food Retail—18.8%
28,565	Fresh Market, Inc. (The)(b)	1,003,774
25,142	Ingles Markets, Inc., Class A	1,052,444
28,013	Kroger Co. (The)	1,930,376
72,190	Smart & Final Stores, Inc.(b)	1,250,331
110,040	SUPERVALU, Inc.(b)	967,252
23,047	Weis Markets, Inc.	1,022,134

		7,226,311

	Forest Products—2.8%
30,531	Boise Cascade Co.(b)	1,059,426

	General Merchandise Stores—7.6%
19,563	Burlington Stores, Inc.(b)	1,008,864
25,017	Dollar Tree, Inc.(b)	1,911,549

		2,920,413

	Home Improvement Retail—4.8%
26,902	Lowe’s Cos., Inc.	1,852,472

	Homefurnishing Retail—2.7%
33,869	Select Comfort Corp.(b)	1,043,843

	Hypermarkets & Super Centers—9.9%
13,566	Costco Wholesale Corp.	1,940,616
23,747	Wal-Mart Stores, Inc.	1,853,454

		3,794,070

	Internet Retail—4.7%
87,116	1-800-FLOWERS.COM, Inc., Class A(b)	920,816
31,243	FTD Cos., Inc.(b)	891,675

		1,812,491

	Internet Software & Services—3.1%
19,395	Stamps.com, Inc.(b)	1,200,356

	Specialty Stores—8.3%
38,553	Michaels Cos., Inc. (The)(b)	996,981
116,029	Office Depot, Inc.(b)	1,069,787

Number of Shares		Value
	Common Stocks (continued)
	Specialty Stores (continued)
16,852	Outerwall, Inc.	$1,119,478

		3,186,246

	Trucking—2.5%
17,935	Avis Budget Group, Inc.(b)	971,001

	Total Common Stocks (Cost $37,609,549)	38,403,565

	Money Market Fund—0.2%
66,101	Invesco Premier Portfolio—Institutional Class(c) (Cost $66,101)	66,101

	Total Investments (Cost $37,675,650)—100.2%	38,469,666
	Other assets less liabilities—(0.2)%	(59,282)

	Net Assets—100.0%	$38,410,384

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

PowerShares Dynamic Semiconductors Portfolio (PSI)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—2.9%
41,416	InterDigital, Inc.	$2,266,284

	Semiconductor Equipment—12.0%
225,073	Amkor Technology, Inc.(b)	1,582,263
136,871	Kulicke & Soffa Industries, Inc. (Singapore)(b)	2,068,121
48,687	Lam Research Corp.	3,679,764
61,930	MKS Instruments, Inc.	2,155,783

		9,485,931

	Semiconductors—85.1%
38,160	Ambarella, Inc.(b)	2,791,404
68,584	Analog Devices, Inc.	4,241,235
88,760	Broadcom Corp., Class A	3,923,636
31,977	Cavium, Inc.(b)	2,071,790
72,730	Cirrus Logic, Inc.(b)	2,456,819
148,479	Cypress Semiconductor Corp.(b)	1,977,740
125,577	Fairchild Semiconductor International, Inc.(b)	2,281,106
60,652	Freescale Semiconductor Ltd.(b)	2,370,887
106,098	Integrated Device Technology, Inc.(b)	1,929,923
120,757	Intel Corp.	3,930,640
140,471	Intersil Corp., Class A	1,875,288
64,939	M/A-COM Technology Solutions Holdings, Inc.(b)	1,978,691
63,669	Maxim Integrated Products, Inc.	2,090,253
42,717	Microchip Technology, Inc.	2,035,679
130,914	Micron Technology, Inc.(b)	3,682,611
67,926	Microsemi Corp.(b)	2,266,011
41,529	Monolithic Power Systems, Inc.	2,152,448
99,282	NVIDIA Corp.	2,203,564
47,290	NXP Semiconductors NV (Netherlands)(b)	4,545,515
81,678	OmniVision Technologies, Inc.(b)	2,278,408
171,770	ON Semiconductor Corp.(b)	1,978,790
230,526	PMC—Sierra, Inc.(b)	1,943,334
43,251	Silicon Laboratories, Inc.(b)	2,234,779
45,763	Skyworks Solutions, Inc.	4,221,637
68,282	Texas Instruments, Inc.	3,701,567

		67,163,755

	Total Common Stocks (Cost $76,360,705)	78,915,970

	Money Market Fund—0.1%
79,651	Invesco Premier Portfolio—Institutional Class(c) (Cost $79,651)	79,651

	Total Investments (Cost $76,440,356)—100.1%	78,995,621
	Other assets less liabilities—(0.1)%	(85,010)

	Net Assets—100.0%	$78,910,611

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

PowerShares Dynamic Software Portfolio (PSJ)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.1%
	Application Software—38.2%
34,731	Advent Software, Inc.	$1,507,673
33,789	Blackbaud, Inc.	1,707,358
29,027	Ellie Mae, Inc.(b)	1,596,485
18,021	Fair Isaac Corp.	1,594,138
28,808	Intuit, Inc.	2,890,307
103,306	King Digital Entertainment PLC (Ireland)	1,638,433
30,774	Manhattan Associates, Inc.(b)	1,617,481
8,602	MicroStrategy, Inc., Class A(b)	1,566,596
25,281	SS&C Technologies Holdings, Inc., Class A	1,521,158
34,661	Synchronoss Technologies, Inc.(b)	1,590,247
33,055	Synopsys, Inc.(b)	1,549,618
12,852	Tyler Technologies, Inc.(b)	1,567,301
25,200	Verint Systems, Inc.(b)	1,548,036

		21,894,831

	Data Processing & Outsourced Services—5.6%
14,433	DST Systems, Inc.	1,660,949
23,421	Jack Henry & Associates, Inc.	1,557,731

		3,218,680

	Health Care Technology—9.6%
39,031	Cerner Corp.(b)	2,802,816
88,268	Quality Systems, Inc.	1,376,540
49,696	Veeva Systems, Inc., Class A(b)	1,319,429

		5,498,785

	Home Entertainment Software—5.0%
49,187	Electronic Arts, Inc.(b)	2,857,273

	Internet Software & Services—5.5%
37,118	Constant Contact, Inc.(b)	1,293,562
29,110	LogMeIn, Inc.(b)	1,868,280

		3,161,842

	IT Consulting & Other Services—5.2%
53,571	Amdocs Ltd.	2,950,155

	Semiconductor Equipment—2.4%
38,295	Tessera Technologies, Inc.	1,382,833

	Systems Software—28.6%
64,138	Microsoft Corp.	3,119,672
56,111	Progress Software Corp.(b)	1,481,330
33,328	Qualys, Inc.(b)	1,650,403
40,691	Red Hat, Inc.(b)	3,062,405
36,880	ServiceNow, Inc.(b)	2,760,837
111,785	Symantec Corp.	2,786,241
59,879	VASCO Data Security International, Inc.(b)	1,522,124

		16,383,012

	Total Common Stocks (Cost $51,161,017)	57,347,411

	Money Market Fund—0.1%
79,405	Invesco Premier Portfolio—Institutional Class(c) (Cost $79,405)	79,405

	Total Investments (Cost $51,240,422)—100.2%	57,426,816
	Other assets less liabilities—(0.2)%	(97,425)

	Net Assets—100.0%	$57,329,391

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

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Statements of Assets and Liabilities

April 30, 2015

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Assets:
Unaffiliated investments, at value(a)	$511,201,717	$55,177,948	$117,604,710	$265,668,317	$193,022,240
Affiliated investments, at value	82,103,976	99,723	117,176	38,965	71,221

Total investments, at value	593,305,693	55,277,671	117,721,886	265,707,282	193,093,461
Cash	—	—	—	—	—
Receivables:
Investments sold	2,599,915	—	—	—	—
Securities lending	376,379	—	—	—	—
Dividends	—	13,257	23,531	293,845	56,571
Shares sold	—	—	—	1,610,273	—

Total Assets	596,281,987	55,290,928	117,745,417	267,611,400	193,150,032

Liabilities:
Payables:
Collateral upon return of securities loaned	81,899,696	—	—	—	—
Shares repurchased	2,649,027	—	—	—	—
Investments purchased	—	—	—	1,608,263	—
Expenses recaptured	—	—	—	—	8,000
Accrued advisory fees	227,781	20,465	41,235	109,856	81,600
Accrued trustees’ and officer’s fees	26,997	16,850	19,103	22,794	17,379
Accrued expenses	216,360	76,200	92,358	149,889	102,602

Total Liabilities	85,019,861	113,515	152,696	1,890,802	209,581

Net Assets	$511,262,126	$55,177,413	$117,592,721	$265,720,598	$192,940,451

Net Assets Consist of:
Shares of beneficial interest	$594,941,381	$73,184,125	$182,008,994	$302,984,597	$210,224,238
Undistributed net investment income (loss)	721,335	13,897	603,317	643,888	(14,515)
Undistributed net realized gain (loss)	(142,213,830)	(22,279,422)	(70,736,604)	(52,611,787)	(23,566,358)
Net unrealized appreciation (depreciation)	57,813,240	4,258,813	5,717,014	14,703,900	6,297,086

Net Assets	$511,262,126	$55,177,413	$117,592,721	$265,720,598	$192,940,451

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,650,000	2,400,000	3,700,000	8,450,000	5,300,000
Net asset value	$52.98	$22.99	$31.78	$31.45	$36.40

Market price	$52.95	$22.98	$31.77	$31.43	$36.39

Unaffiliated investments, at cost	$453,388,477	$50,919,135	$111,887,696	$250,964,417	$186,725,154

Affiliated investments, at cost	$82,103,976	$99,723	$117,176	$38,965	$71,221

Total investments, at cost	$535,492,453	$51,018,858	$112,004,872	$251,003,382	$186,796,375

(a) Includes securities on loan with an aggregate value of	$77,755,803	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$145,691,934	$27,483,163	$72,788,221	$1,738,708,813	$38,403,565	$78,915,970	$57,347,411
126,221	81,203	96,729	231,856,178	66,101	79,651	79,405

145,818,155	27,564,366	72,884,950	1,970,564,991	38,469,666	78,995,621	57,426,816
18,158	—	—	—	—	—	3,693

2,695,614	—	43,609	7,434,380	—	—	—
—	—	—	32,378	—	—	—
16,299	—	53,877	914,213	25,722	23,217	—
—	—	903,528	—	—	—	2,161,819

148,548,226	27,564,366	73,885,964	1,978,945,962	38,495,388	79,018,838	59,592,328

—	—	—	43,069,125	—	—	—
2,696,048	—	—	7,439,898	—	—	—
—	—	969,201	—	—	—	2,161,554
—	—	—	—	—	—	—
61,347	6,572	24,092	822,411	13,066	30,650	19,674
19,376	15,757	24,495	39,029	14,986	15,616	16,264
103,223	57,280	82,486	641,812	56,952	61,961	65,445

2,879,994	79,609	1,100,274	52,012,275	85,004	108,227	2,262,937

$145,668,232	$27,484,757	$72,785,690	$1,926,933,687	$38,410,384	$78,910,611	$57,329,391

$196,562,376	$57,729,343	$282,007,985	$1,570,155,011	$57,733,987	$121,691,445	$74,944,980
365,169	(13,446)	152,146	1,561,990	33,064	(13,243)	69,256
(60,290,728)	(34,913,110)	(204,184,221)	67,720,264	(20,150,683)	(45,322,856)	(23,871,239)
9,031,415	4,681,970	(5,190,220)	287,496,422	794,016	2,555,265	6,186,394

$145,668,232	$27,484,757	$72,785,690	$1,926,933,687	$38,410,384	$78,910,611	$57,329,391

5,450,000	750,000	3,850,000	25,900,000	1,000,000	3,000,000	1,350,000
$26.73	$36.65	$18.91	$74.40	$38.41	$26.30	$42.47

$26.72	$36.64	$18.92	$74.35	$38.42	$26.31	$42.48

$136,660,519	$22,801,193	$77,978,441	$1,453,629,499	$37,609,549	$76,360,705	$51,161,017

$126,221	$81,203	$96,729	$229,439,070	$66,101	$79,651	$79,405

$136,786,740	$22,882,396	$78,075,170	$1,683,068,569	$37,675,650	$76,440,356	$51,240,422

$—	$—	$—	$39,409,044	$—	$—	$—

51

Statements of Operations

For the year ended April 30, 2015

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	PowerShares Dynamic Building & Construction Portfolio (PKB)	PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	PowerShares Dynamic Food & Beverage Portfolio (PBJ)	PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Investment Income:
Unaffiliated dividend income	$3,443,808	$661,948	$2,201,271	$4,965,841	$2,437,950
Affiliated dividend income	39	18	20	29	20
Securities lending income	2,082,558	—	—	—	—
Foreign withholding tax	—	—	—	—	(4,276)

Total Income	5,526,405	661,966	2,201,291	4,965,870	2,433,694

Expenses:
Advisory fees	2,180,384	425,521	596,189	1,527,900	804,261
Sub-licensing fees	130,823	25,531	35,771	91,674	48,255
Accounting & administration fees	79,407	36,771	36,771	62,115	36,595
Professional fees	31,400	26,847	29,324	29,998	29,274
Custodian & transfer agent fees	21,975	5,256	7,735	10,273	5,647
Trustees’ and officer’s fees	15,551	9,946	10,256	14,055	10,747
Recapture (Note 3)	—	—	10,186	—	55,272
Other expenses	43,144	22,537	39,156	34,037	23,318

Total Expenses	2,502,684	552,409	765,388	1,770,052	1,013,369

Less: Waivers	(341)	(16,400)	(147)	(269)	(166)

Net Expenses	2,502,343	536,009	765,241	1,769,783	1,013,203

Net Investment Income (Loss)	3,024,062	125,957	1,436,050	3,196,087	1,420,491

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	62,694	(7,995,090)	(21,849,627)	(14,045,576)	(12,914,071)
In-kind redemptions	75,432,431	8,610,515	8,992,589	60,405,936	22,537,053
Foreign currencies	—	—	—	—	(5,841)

Net realized gain (loss)	75,495,125	615,425	(12,857,038)	46,360,360	9,617,141

Net change in unrealized appreciation (depreciation) on investment securities	39,345,361	(2,912,498)	(9,926,226)	(2,123,925)	5,914,162

Net realized and unrealized gain (loss)	114,840,486	(2,297,073)	(22,783,264)	44,236,435	15,531,303

Net increase (decrease) in net assets resulting from operations	$117,864,548	$(2,171,116)	$(21,347,214)	$47,432,522	$16,951,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares Dynamic Media Portfolio (PBS)	PowerShares Dynamic Networking Portfolio (PXQ)	PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	PowerShares Dynamic Retail Portfolio (PMR)	PowerShares Dynamic Semiconductors Portfolio (PSI)	PowerShares Dynamic Software Portfolio (PSJ)

$2,244,903	$168,187	$1,486,273	$13,885,553	$293,330	$604,604	$473,684
25	13	17	153	11	13	12
—	—	—	1,129,887	—	—	—
(2,681)	—	(9,001)	—	—	—	—

2,242,247	168,200	1,477,289	15,015,593	293,341	604,617	473,696

785,903	138,170	463,634	7,185,322	118,390	182,632	257,382
47,154	8,290	27,818	431,119	7,103	10,958	15,443
34,856	36,770	36,771	258,383	36,771	36,771	36,771
28,646	25,318	28,154	43,908	25,569	25,313	25,735
7,233	3,031	5,447	35,552	3,921	3,739	4,118
10,806	8,383	9,833	32,070	8,246	8,390	8,779
—	—	—	—	—	—	—
14,356	15,679	23,604	107,983	14,588	17,056	17,099

928,954	235,641	595,261	8,094,337	214,588	284,859	365,327

(198)	(61,653)	(11,218)	(1,313)	(65,504)	(54,847)	(41,127)

928,756	173,988	584,043	8,093,024	149,084	230,012	324,200

1,313,491	(5,788)	893,246	6,922,569	144,257	374,605	149,496

(14,919,597)	(1,707,623)	(19,164,046)	108,560,138	(2,021,833)	(626,459)	(4,270,041)
18,961,846	5,147,515	6,459,484	180,471,236	2,824,997	6,070,811	8,325,321
—	—	—	—	—	—	—

4,042,249	3,439,892	(12,704,562)	289,031,374	803,164	5,444,352	4,055,280

14,815,252	915,524	(25,846,369)	92,127,128	827,688	165,344	7,072,718

18,857,501	4,355,416	(38,550,931)	381,158,502	1,630,852	5,609,696	11,127,998

$20,170,992	$4,349,628	$(37,657,685)	$388,081,071	$1,775,109	$5,984,301	$11,277,494

53

Statements of Changes in Net Assets

For the years ended April 30, 2015 and 2014

	PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)		PowerShares Dynamic Building & Construction Portfolio (PKB)
	2015	2014	2015	2014
Operations:
Net investment income	$3,024,062	$244,059	$125,957	$11,556
Net realized gain (loss)	75,495,125	87,977,271	615,425	15,368,923
Net change in unrealized appreciation (depreciation)	39,345,361	(20,969,168)	(2,912,498)	(5,474,689)

Net increase (decrease) in net assets resulting from operations	117,864,548	67,252,162	(2,171,116)	9,905,790

Distributions to Shareholders from:
Net investment income	(2,402,943)	—	(69,918)	—

Shareholder Transactions:
Proceeds from shares sold	250,854,414	370,953,512	59,533,158	98,038,267
Value of shares repurchased	(216,373,603)	(232,339,347)	(125,802,719)	(88,376,874)

Net increase (decrease) in net assets resulting from shares transactions	34,480,811	138,614,165	(66,269,561)	9,661,393

Increase (Decrease) in Net Assets	149,942,416	205,866,327	(68,510,595)	19,567,183

Net Assets:
Beginning of year	361,319,710	155,453,383	123,688,008	104,120,825

End of year	$511,262,126	$361,319,710	$55,177,413	$123,688,008

Undistributed net investment income (loss) at end of year	$721,335	$100,216	$13,897	$(42,142)

Changes in Shares Outstanding:
Shares sold	4,800,000	9,650,000	2,700,000	4,600,000
Shares repurchased	(4,250,000)	(6,050,000)	(5,900,000)	(4,300,000)
Shares outstanding, beginning of year	9,100,000	5,500,000	5,600,000	5,300,000

Shares outstanding, end of year	9,650,000	9,100,000	2,400,000	5,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)		PowerShares Dynamic Food & Beverage Portfolio (PBJ)		PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)		PowerShares Dynamic Media Portfolio (PBS)
2015	2014	2015	2014	2015	2014	2015	2014

$1,436,050	$1,548,772	$3,196,087	$4,131,010	$1,420,491	$760,630	$1,313,491	$947,374
(12,857,038)	19,166,300	46,360,360	36,856,531	9,617,141	32,569,351	4,042,249	64,610,167
(9,926,226)	4,474,440	(2,123,925)	(2,492,106)	5,914,162	(13,361,430)	14,815,252	(27,651,727)

(21,347,214)	25,189,512	47,432,522	38,495,435	16,951,794	19,968,551	20,170,992	37,905,814

(1,923,020)	(1,698,221)	(4,913,796)	(1,980,743)	(1,429,697)	(649,713)	(1,051,471)	(902,729)

130,833,909	188,944,898	308,461,538	418,924,441	181,183,360	250,556,813	165,292,831	437,394,072
(120,243,852)	(186,590,268)	(519,631,016)	(257,294,105)	(181,694,812)	(177,711,187)	(210,173,828)	(453,755,849)

10,590,057	2,354,630	(211,169,478)	161,630,336	(511,452)	72,845,626	(44,880,997)	(16,361,777)

(12,680,177)	25,845,921	(168,650,752)	198,145,028	15,010,645	92,164,464	(25,761,476)	20,641,308

130,272,898	104,426,977	434,371,350	236,226,322	177,929,806	85,765,342	171,429,708	150,788,400

$117,592,721	$130,272,898	$265,720,598	$434,371,350	$192,940,451	$177,929,806	$145,668,232	$171,429,708

$603,317	$565,347	$643,888	$2,361,597	$(14,515)	$94,984	$365,169	$103,996

3,850,000	5,850,000	10,300,000	16,150,000	4,950,000	7,900,000	6,550,000	18,700,000
(3,600,000)	(5,850,000)	(17,950,000)	(10,050,000)	(5,150,000)	(5,550,000)	(8,300,000)	(19,000,000)
3,450,000	3,450,000	16,100,000	10,000,000	5,500,000	3,150,000	7,200,000	7,500,000

3,700,000	3,450,000	8,450,000	16,100,000	5,300,000	5,500,000	5,450,000	7,200,000

55

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2015 and 2014

	PowerShares Dynamic Networking Portfolio (PXQ)		PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$(5,788)	$(37,678)	$893,246	$376,843
Net realized gain (loss)	3,439,892	3,603,157	(12,704,562)	4,703,749
Net change in unrealized appreciation (depreciation)	915,524	3,901,364	(25,846,369)	22,095,104

Net increase (decrease) in net assets resulting from operations	4,349,628	7,466,843	(37,657,685)	27,175,696

Distributions to Shareholders from:
Net investment income	—	(230,610)	(1,024,494)	(414,523)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	—	(230,610)	(1,024,494)	(414,523)

Shareholder Transactions:
Proceeds from shares sold	17,339,824	15,967,749	45,413,320	89,598,341
Value of shares repurchased	(23,847,484)	(23,560,809)	(69,794,901)	(97,482,772)

Net increase (decrease) in net assets resulting from shares transactions	(6,507,660)	(7,593,060)	(24,381,581)	(7,884,431)

Increase (Decrease) in Net Assets	(2,158,032)	(356,827)	(63,063,760)	18,876,742

Net Assets:
Beginning of year	29,642,789	29,999,616	135,849,450	116,972,708

End of year	$27,484,757	$29,642,789	$72,785,690	$135,849,450

Undistributed net investment income (loss) at end of year	$(13,446)	$(22,986)	$152,146	$206,370

Changes in Shares Outstanding:
Shares sold	500,000	550,000	2,000,000	3,650,000
Shares repurchased	(700,000)	(800,000)	(3,000,000)	(4,000,000)
Shares outstanding, beginning of year	950,000	1,200,000	4,850,000	5,200,000

Shares outstanding, end of year	750,000	950,000	3,850,000	4,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)		PowerShares Dynamic Retail Portfolio (PMR)		PowerShares Dynamic Semiconductors Portfolio (PSI)		PowerShares Dynamic Software Portfolio (PSJ)
2015	2014	2015	2014	2015	2014	2015	2014

$6,922,569	$4,199,747	$144,257	$307,680	$374,605	$90,462	$149,496	$(6,877)
289,031,374	145,620,775	803,164	6,391,166	5,444,352	4,076,053	4,055,280	15,011,409
92,127,128	109,005,911	827,688	(3,531,138)	165,344	1,207,489	7,072,718	(8,514,120)

388,081,071	258,826,433	1,775,109	3,167,708	5,984,301	5,374,004	11,277,494	6,490,412

(6,839,864)	(3,255,531)	(205,959)	(250,815)	(415,087)	(107,690)	(49,038)	—
(36,562,562)	—	—	—	—	—	—	—
—	—	—	—	(146,696)	—	—	—

(43,402,426)	(3,255,531)	(205,959)	(250,815)	(561,783)	(107,690)	(49,038)	—

896,877,939	645,323,430	38,457,393	52,577,848	89,671,046	20,754,635	47,870,360	50,413,954
(418,629,721)	(265,192,841)	(26,479,719)	(55,381,501)	(36,803,945)	(22,144,327)	(56,104,715)	(50,826,283)

478,248,218	380,130,589	11,977,674	(2,803,653)	52,867,101	(1,389,692)	(8,234,355)	(412,329)

822,926,863	635,701,491	13,546,824	113,240	58,289,619	3,876,622	2,994,101	6,078,083

1,104,006,824	468,305,333	24,863,560	24,750,320	20,620,992	16,744,370	54,335,290	48,257,207

$1,926,933,687	$1,104,006,824	$38,410,384	$24,863,560	$78,910,611	$20,620,992	$57,329,391	$54,335,290

$1,561,990	$1,479,285	$33,064	$94,766	$(13,243)	$27,239	$69,256	$(31,202)

12,950,000	12,600,000	1,000,000	1,600,000	3,450,000	1,150,000	1,200,000	1,500,000
(6,200,000)	(4,950,000)	(750,000)	(1,700,000)	(1,450,000)	(1,250,000)	(1,450,000)	(1,500,000)
19,150,000	11,500,000	750,000	850,000	1,000,000	1,100,000	1,600,000	1,600,000

25,900,000	19,150,000	1,000,000	750,000	3,000,000	1,000,000	1,350,000	1,600,000

57

Financial Highlights

PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$39.71	$28.26	$22.26	$23.14	$19.67
Net investment income (loss)(a)	0.34	0.03	(0.05)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	13.21	11.42	6.05	(0.84)	3.52
Total from investment operations	13.55	11.45	6.00	(0.88)	3.47
Distributions to shareholders from:
Net investment income	(0.28)	—	—	—	—
Net asset value at end of year	$52.98	$39.71	$28.26	$22.26	$23.14
Market price at end of year(b)	$52.95	$39.68	$28.27	$22.21	$23.18
Net Asset Value Total Return:(c)	34.25%	40.52%	26.96%	(3.80)%	17.64%
Market Price Total Return(c)	34.28%	40.36%	27.29%	(4.18)%	17.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$511,262	$361,320	$155,453	$136,903	$217,553
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.59%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.57%	0.59%	0.63%	0.64%	0.65%
Net investment income (loss), after Waivers	0.69%	0.09%	(0.20)%	(0.21)%	(0.23)%
Portfolio turnover rate(d)	95%	64%	53%	53%	81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares Dynamic Building & Construction Portfolio (PKB)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$22.09	$19.65	$14.23	$14.11	$13.92
Net investment income(a)	0.03	0.00 (b)	0.07	0.02	0.68	(c)
Net realized and unrealized gain on investments	0.89	2.44	5.44	0.12	0.29	(d)
Total from investment operations	0.92	2.44	5.51	0.14	0.97
Distributions to shareholders from:
Net investment income	(0.02)	—	(0.09)	(0.02)	(0.66)
Return of capital	—	—	—	—	(0.12)
Total distributions	(0.02)	—	(0.09)	(0.02)	(0.78)
Net asset value at end of year	$22.99	$22.09	$19.65	$14.23	$14.11
Market price at end of year(e)	$22.98	$22.10	$19.63	$14.20	$14.09
Net Asset Value Total Return:(f)	4.17%	12.42%	38.85%	0.99%	7.49%
Market Price Total Return(f)	4.08%	12.58%	39.01%	0.92%	7.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,177	$123,688	$104,121	$30,600	$40,204
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.65%	0.63%	0.69%	1.01%	0.91%
Net investment income, after Waivers	0.15%	0.01%	0.44%	0.12%	5.25	%(c)
Portfolio turnover rate(g)	96%	117%	95%	72%	75%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and 0.26%, respectively.
(d)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(e)	The mean between the last bid and ask prices.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$37.76	$30.27	$24.58	$27.67	$18.46
Net investment income(a)	0.39	0.48	0.53	0.19	0.12
Net realized and unrealized gain (loss) on investments	(5.84)	7.55	5.81	(2.94)	9.21
Total from investment operations	(5.45)	8.03	6.34	(2.75)	9.33
Distributions to shareholders from:
Net investment income	(0.53)	(0.54)	(0.65)	(0.34)	(0.12)
Net asset value at end of year	$31.78	$37.76	$30.27	$24.58	$27.67
Market price at end of year(b)	$31.77	$37.76	$30.23	$24.57	$27.65
Net Asset Value Total Return:(c)	(14.51)%	26.93%	26.14%	(9.86)%	50.80%
Market Price Total Return(c)	(14.54)%	27.10%	26.03%	(9.83)%	50.69%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$117,593	$130,273	$104,427	$67,592	$118,975
Ratio to average net assets of:
Expenses, after Waivers	0.64%	0.64%	0.65%	0.65%	0.63%
Expenses, prior to Waivers	0.64%	0.64%	0.69%	0.73%	0.76%
Net investment income, after Waivers	1.20%	1.46%	1.97%	0.81%	0.57%
Portfolio turnover rate(d)	140%	96%	80%	94%	57%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights (continued)

PowerShares Dynamic Food & Beverage Portfolio (PBJ)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$26.98	$23.62	$19.77	$19.76	$16.00
Net investment income(a)	0.31	0.38	0.26	0.22	0.24
Net realized and unrealized gain (loss) on investments	4.58	3.19	3.92	(0.03)	3.73
Total from investment operations	4.89	3.57	4.18	0.19	3.97
Distributions to shareholders from:
Net investment income	(0.42)	(0.21)	(0.33)	(0.18)	(0.21)
Net asset value at end of year	$31.45	$26.98	$23.62	$19.77	$19.76
Market price at end of year(b)	$31.43	$26.99	$23.61	$19.77	$19.81
Net Asset Value Total Return:(c)	18.25%	15.16%	21.45%	1.02%	24.99%
Market Price Total Return(c)	18.13%	15.25%	21.40%	0.77%	25.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$265,721	$434,371	$236,226	$169,039	$91,881
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.61%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.61%	0.63%	0.64%	0.71%
Net investment income, after Waivers	1.05%	1.47%	1.28%	1.13%	1.39%
Portfolio turnover rate(d)	124%	145%	92%	134%	73%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$32.35	$27.23	$22.18	$19.34	$16.52
Net investment income(a)	0.31	0.15	0.12	0.15	0.16
Net realized and unrealized gain on investments	4.04	5.10	5.09	2.82	2.81
Total from investment operations	4.35	5.25	5.21	2.97	2.97
Distributions to shareholders from:
Net investment income	(0.30)	(0.13)	(0.16)	(0.13)	(0.15)
Net asset value at end of year	$36.40	$32.35	$27.23	$22.18	$19.34
Market price at end of year(b)	$36.39	$32.34	$27.21	$22.20	$19.34
Net Asset Value Total Return:(c)	13.47%	19.29%	23.67%	15.49%	18.03%
Market Price Total Return(c)	13.47%	19.34%	23.47%	15.59%	17.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$192,940	$177,930	$85,765	$57,679	$60,933
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.63%	0.69%	0.80%	0.78%
Net investment income, after Waivers	0.88%	0.48%	0.52%	0.80%	0.92%
Portfolio turnover rate(d)	187%	171%	93%	90%	58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights (continued)

PowerShares Dynamic Media Portfolio (PBS)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$23.81	$20.11	$14.84	$15.61	$13.68
Net investment income(a)	0.21	0.09	0.12	0.08	0.07
Net realized and unrealized gain (loss) on investments	2.89	3.70	5.28	(0.76)	1.93
Total from investment operations	3.10	3.79	5.40	(0.68)	2.00
Distributions to shareholders from:
Net investment income	(0.18)	(0.09)	(0.13)	(0.09)	(0.07)
Net asset value at end of year	$26.73	$23.81	$20.11	$14.84	$15.61
Market price at end of year(b)	$26.72	$23.79	$20.10	$14.84	$15.61
Net Asset Value Total Return:(c)	13.04%	18.87%	36.62%	(4.33)%	14.68%
Market Price Total Return(c)	13.09%	18.83%	36.55%	(4.33)%	14.51%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$145,668	$171,430	$150,788	$137,975	$156,881
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.62%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.59%	0.62%	0.63%	0.65%	0.69%
Net investment income, after Waivers	0.84%	0.38%	0.71%	0.60%	0.57%
Portfolio turnover rate(d)	131%	120%	70%	89%	53%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Networking Portfolio (PXQ)

	Year Ended April 30,
	2015	2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$31.20	$25.00	$27.71		$29.20	$21.08
Net investment income (loss)(a)	(0.01)	(0.04)	0.20	(b)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	5.46	6.44	(2.85)		(1.43)	8.33
Total from investment operations	5.45	6.40	(2.65)		(1.49)	8.23
Distributions to shareholders from:
Net investment income	—	(0.20)	(0.06)		—	—
Return of capital	—	—	—		—	(0.11)
Total distributions	—	(0.20)	(0.06)		—	(0.11)
Net asset value at end of year	$36.65	$31.20	$25.00		$27.71	$29.20
Market price at end of year(c)	$36.64	$31.19	$24.97		$27.68	$29.20
Net Asset Value Total Return:(d)	17.47%	25.69%	(9.57)%		(5.10)%	39.08%
Market Price Total Return(d)	17.48%	25.80%	(9.58)%		(5.20)%	38.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$27,485	$29,643	$30,000		$81,739	$172,291
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.64%		0.63%	0.63%
Expenses, prior to Waivers	0.85%	0.82%	0.75%		0.67%	0.70%
Net investment income (loss), after Waivers	(0.02)%	(0.12)%	0.81	%(b)	(0.22)%	(0.38)%
Portfolio turnover rate(e)	74%	69%	68%		84%	61%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Tellabs, Inc. on December 24, 2012. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend are $(0.01) and (0.05)%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights (continued)

PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)

	Year Ended April 30,
	2015	2014		2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of year	$28.01	$22.49		$20.48	$26.38		$18.03
Net investment income (loss)(a)	0.22	0.08		0.04	(0.01)		0.07
Net realized and unrealized gain (loss) on investments	(9.07)	5.53	(b)	2.00	(5.89)		8.36
Total from investment operations	(8.85)	5.61		2.04	(5.90)		8.43
Distributions to shareholders from:
Net investment income	(0.25)	(0.09)		(0.03)	(0.00	)(c)	(0.08)
Net asset value at end of year	$18.91	$28.01		$22.49	$20.48		$26.38
Market price at end of year(d)	$18.92	$28.00		$22.49	$20.48		$26.38
Net Asset Value Total Return:(e)	(31.67)%	24.98	%(b)	9.95%	(22.36)%		46.84%
Market Price Total Return(e)	(31.61)%	24.94%		9.95%	(22.36)%		46.93%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$72,786	$135,849		$116,973	$147,485		$309,972
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.61%		0.62%	0.63%		0.63%
Expenses, prior to Waivers	0.64%	0.61%		0.62%	0.63%		0.64%
Net investment income (loss), after Waivers	0.96%	0.31%		0.18%	(0.03)%		0.36%
Portfolio turnover rate(f)	79%	259	%(b)	68%	70%		39%

(a)	Based on average shares outstanding.
(b)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.43 per share. Had the pay-in not been made, the net asset value total return would have been 23.06%. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Pharmaceuticals Portfolio (PJP)

	Year Ended April 30,
	2015	2014	2013		2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$57.65	$40.72	$32.00		$26.15	$19.55
Net investment income(a)	0.32	0.26	0.54	(b)	0.22	0.17
Net realized and unrealized gain on investments	18.42	16.90	8.72		5.83	6.56
Total from investment operations	18.74	17.16	9.26		6.05	6.73
Distributions to shareholders from:
Net investment income	(0.34)	(0.23)	(0.54)		(0.20)	(0.13)
Net realized gains	(1.65)	—	—		—	—
Total distributions	(1.99)	(0.23)	(0.54)		(0.20)	(0.13)
Net asset value at end of period	$74.40	$57.65	$40.72		$32.00	$26.15
Market price at end of period(c)	$74.35	$57.60	$40.72		$31.99	$26.17
Net Asset Value Total Return:(d)	32.95%	42.27%	29.25%		23.29%	34.55%
Market Price Total Return(d)	32.97%	42.15%	29.29%		23.16%	34.73%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,926,934	$1,104,007	$468,305		$270,385	$87,606
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.58%	0.63%		0.63%	0.63%
Expenses, prior to Waivers	0.56%	0.58%	0.63%		0.64%	0.76%
Net investment income, after Waivers	0.48%	0.52%	1.52	%(b)	0.77%	0.78%
Portfolio turnover rate(e)	47%	39%	24%		23%	9%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $4 per share owned of Warner Chilcott PLC. on August 29, 2012. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 0.91%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights (continued)

PowerShares Dynamic Retail Portfolio (PMR)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$33.15	$29.12	$25.98	$21.88	$18.67
Net investment income(a)	0.22	0.32	0.66	0.16	0.18
Net realized and unrealized gain on investments	5.38	3.99	3.11	4.17	3.21
Total from investment operations	5.60	4.31	3.77	4.33	3.39
Distributions to shareholders from:
Net investment income	(0.34)	(0.28)	(0.63)	(0.23)	(0.18)
Net asset value at end of year	$38.41	$33.15	$29.12	$25.98	$21.88
Market price at end of year(b)	$38.42	$33.14	$29.11	$25.98	$21.90
Net Asset Value Total Return:(c)	16.97%	14.81%	14.87%	20.06%	18.35%
Market Price Total Return(c)	17.04%	14.81%	14.83%	19.95%	18.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,410	$24,864	$24,750	$76,643	$13,130
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.91%	0.79%	0.74%	0.87%	1.63%
Net investment income, after Waivers	0.61%	0.96%	2.59%	0.75%	1.01%
Portfolio turnover rate(d)	111%	184%	83%	111%	102%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Semiconductors Portfolio (PSI)

	Year Ended April 30,
	2015		2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$20.62		$15.22	$15.75	$18.19	$14.29
Net investment income(a)	0.25	(b)	0.10	0.11	0.06	0.01
Net realized and unrealized gain (loss) on investments	5.88		5.41	(0.52)	(2.47)	3.92
Total from investment operations	6.13		5.51	(0.41)	(2.41)	3.93
Distribution to shareholder from:
Net investment income	(0.33)		(0.11)	(0.12)	(0.03)	(0.01)
Return of capital	(0.12)		—	—	—	(0.02)
Total distributions	(0.45)		(0.11)	(0.12)	(0.03)	(0.03)
Net asset value at end of year	$26.30		$20.62	$15.22	$15.75	$18.19
Market price at end of year(c)	$26.31		$20.62	$15.19	$15.71	$18.20
Net Asset Value Total Return:(d)	29.90%		36.38%	(2.56)%	(13.20)%	27.57%
Market Price Total Return(d)	29.95%		36.66%	(2.50)%	(13.47)%	27.64%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$78,911		$20,621	$16,744	$21,261	$42,749
Ratio to average net assets of:
Expenses, after Waivers	0.63%		0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.78%		1.05%	1.05%	1.02%	0.97%
Net investment income, after Waivers	1.03	%(b)	0.55%	0.77%	0.42%	0.04%
Portfolio turnover rate(e)	103%		126%	91%	57%	64%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $16.50 per share owned of KLA-Tencor Corp. on November 26, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.05 and 0.22%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares Dynamic Software Portfolio (PSJ)

	Year Ended April 30,
	2015	2014		2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$33.96	$30.16		$26.87	$27.47	$22.54
Net investment income (loss)(a)	0.11	(0.00	)(b)	(0.01)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	8.44	3.80		3.30	(0.53)	5.00
Total from investment operations	8.55	3.80		3.29	(0.60)	4.93
Distributions to shareholders from:
Net investment income	(0.04)	—		—	—	—
Net asset value at end of period	$42.47	$33.96		$30.16	$26.87	$27.47
Market price at end of period(c)	$42.48	$33.93		$30.12	$26.87	$27.48
Net Asset Value Total Return:(d)	25.18%	12.60%		12.24%	(2.19)%	21.87%
Market Price Total Return(d)	25.32%	12.65%		12.09%	(2.22)%	21.86%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$57,329	$54,335		$48,257	$49,710	$83,774
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.71%	0.69%		0.74%	0.78%	0.77%
Net investment income (loss), after Waivers	0.29%	(0.01)%		(0.03)%	(0.29)%	(0.29)%
Portfolio turnover rate(e)	132%	150%		95%	100%	46%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)	“Dynamic Biotechnology & Genome Portfolio”
PowerShares Dynamic Building & Construction Portfolio (PKB)	“Dynamic Building & Construction Portfolio”
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)	“Dynamic Energy Exploration & Production Portfolio”
PowerShares Dynamic Food & Beverage Portfolio (PBJ)	“Dynamic Food & Beverage Portfolio”
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)	“Dynamic Leisure and Entertainment Portfolio”
PowerShares Dynamic Media Portfolio (PBS)	“Dynamic Media Portfolio”
PowerShares Dynamic Networking Portfolio (PXQ)	“Dynamic Networking Portfolio”
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)	“Dynamic Oil & Gas Services Portfolio”
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)	“Dynamic Pharmaceuticals Portfolio”
PowerShares Dynamic Retail Portfolio (PMR)	“Dynamic Retail Portfolio”
PowerShares Dynamic Semiconductors Portfolio (PSI)	“Dynamic Semiconductors Portfolio”
PowerShares Dynamic Software Portfolio (PSJ)	“Dynamic Software Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome Portfolio	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media Portfolio	Dynamic Media IntellidexSM Index
Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors Portfolio	Dynamic Semiconductor IntellidexSM Index
Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the

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Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

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Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Securities Lending

During the fiscal year ended April 30, 2015, Dynamic Biotechnology & Genome Portfolio and Dynamic Pharmaceuticals Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

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The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2016. Offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2016. The Expense Agreement cannot be terminated during its term. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome Portfolio, Dynamic Energy Exploration & Production Portfolio, Dynamic Food & Beverage Portfolio, Dynamic Leisure and Entertainment Portfolio, Dynamic Media Portfolio and Dynamic Pharmaceuticals Portfolio.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2015, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome Portfolio	$341
Dynamic Building & Construction Portfolio	16,400
Dynamic Energy Exploration & Production Portfolio	147
Dynamic Food & Beverage Portfolio	269
Dynamic Leisure and Entertainment Portfolio	166
Dynamic Media Portfolio	198
Dynamic Networking Portfolio	61,653
Dynamic Oil & Gas Services Portfolio	11,218
Dynamic Pharmaceuticals Portfolio	1,313
Dynamic Retail Portfolio	65,504
Dynamic Semiconductors Portfolio	54,847
Dynamic Software Portfolio	41,127

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2015 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/16	04/30/17	04/30/18
Dynamic Building & Construction Portfolio	$51,259	$35,007	$—	$16,252
Dynamic Energy Exploration & Production Portfolio	31,709	31,709	—	—
Dynamic Leisure and Entertainment Portfolio	39,775	39,775	—	—
Dynamic Networking Portfolio	172,724	52,287	58,890	61,547
Dynamic Oil & Gas Services Portfolio	11,082	—	—	11,082
Dynamic Retail Portfolio	173,973	55,726	52,831	65,416
Dynamic Semiconductors Portfolio	197,203	73,270	69,191	54,742
Dynamic Software Portfolio	127,517	51,699	34,792	41,026

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with NYSE Arca, Inc. (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to

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use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The 1940 Act defines “affiliated person” to include issuers of which a fund holds 5% or more of the outstanding voting securities. The following is a summary of the transactions with affiliates for the fiscal year ended April 30, 2015:

Dynamic Pharmaceuticals Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30 , 2015	Dividend Income
BioDelivery Sciences International, Inc.	$—	$67,761,460	$(1,494,438)	$(30,975,998)	$(461,999)	$34,829,025	$—
Ligand Pharmaceuticals, Inc.	29,442,274	45,415,149	(3,223,775)	19,616,410	103,029	91,353,087	—
Omeros Corp.	—	77,802,826	(569,939)	(14,767,515)	2,721	62,468,093	—

Total Investments in Affiliates	$29,442,274	$190,979,435	$(5,288,152)	$(26,127,103)	$(356,249)	$188,650,205	$—

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2015 and 2014:

	2015			2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income
Dynamic Biotechnology & Genome Portfolio	$2,402,943	$—	$—	$—
Dynamic Building & Construction Portfolio	69,918	—	—	—
Dynamic Energy Exploration & Production Portfolio	1,923,020	—	—	1,698,221
Dynamic Food & Beverage Portfolio	4,913,796	—	—	1,980,743
Dynamic Leisure and Entertainment Portfolio	1,429,697	—	—	649,713
Dynamic Media Portfolio	1,051,471	—	—	902,729
Dynamic Networking Portfolio	—	—	—	230,610
Dynamic Oil & Gas Services Portfolio	1,024,494	—	—	414,523

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	2015			2014
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income
Dynamic Pharmaceuticals Portfolio	$35,713,718	$7,688,708	$—	$3,255,531
Dynamic Retail Portfolio	205,959	—	—	250,815
Dynamic Semiconductors Portfolio	415,087	—	146,696	107,690
Dynamic Software Portfolio	49,038	—	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforward	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome Portfolio**	$743,966	$—	$(22,631)	$55,607,621	$(134,718,760)	$(5,289,451)	$594,941,381	$511,262,126
Dynamic Building & Construction Portfolio**	43,189	—	(14,216)	3,682,224	(16,787,302)	(4,930,607)	73,184,125	55,177,413
Dynamic Energy Exploration & Production Portfolio**	619,624	—	(16,307)	1,977,189	(51,065,748)	(15,931,031)	182,008,994	117,592,721
Dynamic Food & Beverage Portfolio**	663,070	—	(19,182)	13,803,579	(49,905,180)	(1,806,286)	302,984,597	265,720,598
Dynamic Leisure and Entertainment Portfolio**	—	—	(14,515)	6,093,795	(17,761,611)	(5,601,456)	210,224,238	192,940,451
Dynamic Media Portfolio**	381,824	—	(16,655)	8,507,873	(54,117,961)	(5,649,225)	196,562,376	145,668,232
Dynamic Networking Portfolio**	—	—	(13,446)	4,616,430	(34,444,150)	(403,420)	57,729,343	27,484,757
Dynamic Oil & Gas Services Portfolio**	174,078	—	(21,932)	(7,610,072)	(186,657,621)	(15,106,748)	282,007,985	72,785,690
Dynamic Pharmaceuticals Portfolio	42,106,456	37,675,517	(29,404)	277,026,107	—	—	1,570,155,011	1,926,933,687
Dynamic Retail Portfolio**	45,750	—	(12,686)	676,113	(19,477,733)	(555,047)	57,733,987	38,410,384
Dynamic Semiconductors Portfolio	—	—	(13,243)	2,197,349	(44,964,940)	—	121,691,445	78,910,611
Dynamic Software Portfolio**	83,127	—	(13,871)	6,092,619	(23,094,420)	(683,044)	74,944,980	57,329,391

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The Dynamic Biotechnology & Genome Portfolio, Dynamic Building & Construction Portfolio, Dynamic Energy Exploration & Production Portfolio, Dynamic Food & Beverage Portfolio, Dynamic Leisure and Entertainment, Dynamic Media Portfolio, Dynamic Networking Portfolio, Dynamic Oil & Gas Services Portfolio, Dynamic Retail Portfolio and Dynamic Software Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $0, $15,076, $0, $0, $0, $0, $0, $0, $0 and $0 and Post-October Capital Losses of $5,289,451, $4,915,531, $15,931,031, $1,806,286, $5,601,456, $5,649,225, $403,420, $15,106,748, $555,047 and $683,044, respectively.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards and expiration dates for each Fund as of April 30, 2015:

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
Dynamic Biotechnology & Genome Portfolio	$15,818,255	$34,286,844	$50,397,332	$12,898,182	$21,318,147	$—	$134,718,760	$19,612,223
Dynamic Building & Construction Portfolio	742,893	2,843,349	3,001,058	6,653,613	2,766,977	779,412	16,787,302	2,263,182
Dynamic Energy Exploration & Production Portfolio	3,232,521	7,646,917	21,471,013	1,361,799	14,797,874	2,555,624	51,065,748	285,311
Dynamic Food & Beverage Portfolio	1,260,041	7,585,250	10,245,302	—	30,394,757	419,830	49,905,180	239,185
Dynamic Leisure and Entertainment Portfolio	2,111,801	2,895,936	2,889,449	2,356,106	7,508,319	—	17,761,611	1,611,839
Dynamic Media Portfolio	2,505,039	4,930,761	5,161,647	6,294,489	34,672,231	553,794	54,117,961	3,187,134
Dynamic Networking Portfolio	1,064,275	1,975,581	512,618	730,670	20,410,717	9,750,289	34,444,150	1,939,441
Dynamic Oil & Gas Services Portfolio	7,909,602	24,680,663	85,028,926	35,877,910	21,619,098	11,541,422	186,657,621	15,026,862
Dynamic Pharmaceuticals Portfolio	—	—	—	—	—	—	—	—
Dynamic Retail Portfolio	1,908,967	2,427,604	1,816,180	2,176,015	11,068,330	80,637	19,477,733	937,070
Dynamic Semiconductors Portfolio	10,196,415	14,001,359	10,902,954	2,120,823	6,727,250	1,016,139	44,964,940	9,158,832
Dynamic Software Portfolio	1,542,190	7,095,351	2,938,722	3,242,208	8,275,949	—	23,094,420	3,017,278

*	Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome Portfolio	$413,464,819	$411,744,789
Dynamic Building & Construction Portfolio	82,732,085	82,632,151
Dynamic Energy Exploration & Production Portfolio	169,610,346	169,117,644
Dynamic Food & Beverage Portfolio	376,969,936	378,438,194
Dynamic Leisure and Entertainment Portfolio	306,193,279	305,192,835
Dynamic Media Portfolio	207,206,301	205,645,044
Dynamic Networking Portfolio	21,090,575	20,744,410
Dynamic Oil & Gas Services Portfolio	75,490,285	74,150,410
Dynamic Pharmaceuticals Portfolio	685,100,032	726,167,893
Dynamic Retail Portfolio	27,563,427	27,421,283
Dynamic Semiconductors Portfolio	39,197,056	40,305,553
Dynamic Software Portfolio	68,837,896	68,378,577

For the fiscal year ended April 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome Portfolio	$250,712,419	$217,353,342
Dynamic Building & Construction Portfolio	59,525,198	125,837,107
Dynamic Energy Exploration & Production Portfolio	130,838,163	119,953,847
Dynamic Food & Beverage Portfolio	307,639,841	519,011,970
Dynamic Leisure and Entertainment Portfolio	180,648,025	181,940,696
Dynamic Media Portfolio	164,724,318	210,584,518
Dynamic Networking Portfolio	17,336,810	24,194,766
Dynamic Oil & Gas Services Portfolio	44,728,534	70,315,327
Dynamic Pharmaceuticals Portfolio	895,612,498	412,160,004
Dynamic Retail Portfolio	38,424,378	26,657,452
Dynamic Semiconductors Portfolio	89,686,180	35,749,827
Dynamic Software Portfolio	47,872,577	56,446,182

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Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Biotechnology & Genome Portfolio	$89,405,409	$(33,797,788)	$55,607,621	$537,698,072
Dynamic Building & Construction Portfolio	5,266,977	(1,584,753)	3,682,224	51,595,447
Dynamic Energy Exploration & Production Portfolio	9,089,264	(7,112,075)	1,977,189	115,744,697
Dynamic Food & Beverage Portfolio	21,640,579	(7,837,000)	13,803,579	251,903,703
Dynamic Leisure and Entertainment Portfolio	13,587,834	(7,494,039)	6,093,795	186,999,666
Dynamic Media Portfolio	10,155,372	(1,647,499)	8,507,873	137,310,282
Dynamic Networking Portfolio	5,475,967	(859,537)	4,616,430	22,947,936
Dynamic Oil & Gas Services Portfolio	2,857,623	(10,467,695)	(7,610,072)	80,495,022
Dynamic Pharmaceuticals Portfolio	331,864,840	(54,838,733)	277,026,107	1,693,538,884
Dynamic Retail Portfolio	1,743,525	(1,067,412)	676,113	37,793,553
Dynamic Semiconductors Portfolio	4,017,120	(1,819,771)	2,197,349	76,798,272
Dynamic Software Portfolio	6,994,894	(902,275)	6,092,619	51,334,197

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2015, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome Portfolio	$—	$(55,431,124)	$55,431,124
Dynamic Building & Construction Portfolio	—	(4,067,727)	4,067,727
Dynamic Energy Exploration & Production Portfolio	524,940	(7,823,164)	7,298,224
Dynamic Food & Beverage Portfolio	—	(59,122,956)	59,122,956
Dynamic Leisure and Entertainment Portfolio	(100,293)	(20,333,512)	20,433,805
Dynamic Media Portfolio	(847)	(15,360,844)	15,361,691
Dynamic Networking Portfolio	15,328	(3,043,682)	3,028,354
Dynamic Oil & Gas Services Portfolio	77,024	10,984,176	(11,061,200)
Dynamic Pharmaceuticals Portfolio	—	(177,479,608)	177,479,608
Dynamic Retail Portfolio	—	(1,763,134)	1,763,134
Dynamic Semiconductors Portfolio	—	3,469,959	(3,469,959)
Dynamic Software Portfolio	—	(5,181,605)	5,181,605

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

73

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

74

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded

Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio and PowerShares Dynamic Software Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2015

75

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2015.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Biotechnology & Genome Portfolio (PBE)
Actual	$1,000.00	$1,062.99	0.57%	$2.92
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Dynamic Building & Construction Portfolio (PKB)
Actual	1,000.00	1,064.69	0.63	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Energy Exploration & Production Portfolio (PXE)
Actual	1,000.00	1,010.99	0.66	3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.52	0.66	3.31
PowerShares Dynamic Food & Beverage Portfolio (PBJ)
Actual	1,000.00	1,066.44	0.58	2.97
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91
PowerShares Dynamic Leisure and Entertainment Portfolio (PEJ)
Actual	1,000.00	1,068.59	0.63	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Media Portfolio (PBS)
Actual	1,000.00	1,074.87	0.57	2.93
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
PowerShares Dynamic Networking Portfolio (PXQ)
Actual	1,000.00	1,099.61	0.63	3.28
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Dynamic Oil & Gas Services Portfolio (PXJ)
Actual	$1,000.00	$853.50	0.63%	$2.90
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Pharmaceuticals Portfolio (PJP)
Actual	1,000.00	1,111.02	0.56	2.93
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81
PowerShares Dynamic Retail Portfolio (PMR)
Actual	1,000.00	1,111.62	0.63	3.30
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Semiconductors Portfolio (PSI)
Actual	1,000.00	1,156.54	0.63	3.37
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
PowerShares Dynamic Software Portfolio (PSJ)
Actual	1,000.00	1,134.84	0.63	3.33
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value of the period, then multiplying the results by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

77

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2015:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
Dynamic Biotechnology & Genome Portfolio	90%	90%
Dynamic Building & Construction Portfolio	100%	100%
Dynamic Energy Exploration & Production Portfolio	100%	100%
Dynamic Food & Beverage Portfolio	100%	100%
Dynamic Leisure and Entertainment Portfolio	100%	100%
Dynamic Media Portfolio	100%	100%
Dynamic Networking Portfolio	0%	0%
Dynamic Oil & Gas Services Portfolio	100%	78%
Dynamic Pharmaceuticals Portfolio	36%	36%
Dynamic Retail Portfolio	100%	100%
Dynamic Semiconductors Portfolio	100%	100%
Dynamic Software Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Dynamic Pharmaceuticals Portfolio designates $7,688,708 as a long-term capital gain distribution for the year ended April 30, 2015.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	120	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Retired. Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	120	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	120	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	120	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

82

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

83

Board Considerations Regarding Continuation of Investment

Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2014, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares Global Listed Private Equity Portfolio and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general

84

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[1], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[1], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[1], PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2016, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[2], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[2], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[2], PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

[1]	The annual management fee for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced to 0.25% of each Fund’s average daily net assets, effective May 22, 2015.
[2]	The Expense Cap for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced such that annual operating expenses of each Fund will not exceed 0.25% of its average daily net assets, effective May 22, 2015.

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Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio	X	N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio	X	N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X

86

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio			X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio	X		X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio	X	X	X
PowerShares Global Listed Private Equity Portfolio	X	N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio			X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

[3]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio		N/A	X

87

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio		X	X
PowerShares DWA Utilities Momentum Portfolio		X	X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio		N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio		X	X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio		X	X
PowerShares Dynamic Software Portfolio		X	X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X	X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio		X	X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio		X	X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

88

Board Considerations Regarding Continuation of Investment Advisory

Agreement (continued)

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

89

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-7
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

April 30, 2015

2015 Annual Report to Shareholders

PYZ	PowerShares DWA Basic Materials Momentum Portfolio

PEZ	PowerShares DWA Consumer Cyclicals Momentum Portfolio

PSL	PowerShares DWA Consumer Staples Momentum Portfolio

PXI	PowerShares DWA Energy Momentum Portfolio

PFI	PowerShares DWA Financial Momentum Portfolio

PTH	PowerShares DWA Healthcare Momentum Portfolio

PRN	PowerShares DWA Industrials Momentum Portfolio

PTF	PowerShares DWA Technology Momentum Portfolio

PUI	PowerShares DWA Utilities Momentum Portfolio

PNQI	PowerShares NASDAQ Internet Portfolio

2

The Market Environment

Domestic Equity

Slow and steady improvement in the US economy and continued low interest rates led the US equity market higher during the fiscal year ended April 30, 2015. As the US economy continued along a slow growth path, the US Federal Reserve steadily reduced its asset purchase program, finally ending all purchases in October 2014. The reporting period began with corporate earnings bouncing back from a weather-related downturn resulting from an unusually harsh winter that negatively affected consumer spending. Stocks generally rallied through the summer of 2014 despite political upheaval in Ukraine and signs of economic sluggishness in China. In mid-September, as investors wrestled with evidence that economic growth appeared to be stronger in the US than in the rest of the world, the price of oil began a sharp and prolonged decline, causing US equities to fall. US equities recovered before the end of calendar year 2014, however. As calendar year 2015 began, investors were generally heartened by positive US economic data, but there was concern that if Greece failed to reach an agreement with the eurozone on a financial bailout plan, the repercussions would be felt more broadly. On balance, however, the general trend for US equities was positive.

3

PYZ	Manager’s Analysis
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

As an index fund, the PowerShares DWA Basic Materials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Basic Materials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The basic materials companies that comprise the Index are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, earnings momentum, quality, management action, and value factors, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the basic materials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the relevant sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 3.77%. On a net asset value (“NAV”) basis, the Fund returned 3.82%. During the same time period, the Index returned 4.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 7.30%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace as well as its shared exposure to the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the fertilizers & agricultural chemicals sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within steel and diversified chemicals sub-industries as well as an allocation among the oil & gas equipment & services (no longer held) sub-industry.

For the fiscal year ended April 30, 2015, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services and aluminum sub-industries, respectively. The steel sub-industry detracted most significantly from the Fund’s return, followed by the diversified chemicals and oil & gas equipment & services sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Ashland, Inc., a diversified chemicals company (portfolio average weight of 4.63%), and Sigma-Aldrich Corp., a specialty chemicals company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included US Silica Holdings, Inc., an oil & gas equipment & services company (no longer held at fiscal year-end), and FMC Corp., a diversified chemicals company (portfolio average weight of 2.5%).

4

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Specialty Chemicals	41.1
Diversified Chemicals	13.5
Industrial Gases	10.1
Commodity Chemicals	8.5
Paper Products	8.4
Fertilizers & Agricultural Chemicals	6.6
Aluminum	2.4
Forest Products	2.1
Specialized REITs	2.0
Oil & Gas Refining & Marketing	1.7
Diversified Metals & Mining	1.5
Life Sciences Tools & Services	1.2
Steel	0.9
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Ashland, Inc.	5.2
Airgas, Inc.	4.8
International Paper Co.	4.7
Westlake Chemical Corp.	4.5
Cytec Industries, Inc.	3.8
W.R. Grace & Co.	3.8
PPG Industries, Inc.	3.7
Dow Chemical Co. (The)	3.7
Valspar Corp. (The)	3.4
Monsanto Co.	3.4
Total	41.0

5

PowerShares DWA Basic Materials Momentum Portfolio (PYZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Basic Materials Technical LeadersTM Index††	4.50%	14.23%	49.07%	13.95%	92.12%	11.55%	154.62%
S&P 500® Materials Index	7.30	13.41	45.85	11.39	71.48	7.83	90.55
Fund
NAV Return	3.82	13.47	46.10	13.12	85.22	10.61	136.70
Market Price Return	3.77	13.47	46.12	13.07	84.81	10.60	136.57

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Basic Materials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

6

PEZ	Manager’s Analysis
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

As an index fund, the PowerShares DWA Consumer Cyclicals Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Consumer Cyclicals Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The consumer cyclicals companies that comprise the Index are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the consumer cyclicals sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the consumer discretionary sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 16.06%. On a net asset value (“NAV”) basis, the Fund returned 15.91%. During the same time period, the Index returned 16.70%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fee and operating expenses incurred by the Fund

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 19.84%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 85 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index as well as to that of the broader-based market benchmarks. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the airlines sub-industry and most underweight in the movies & entertainment sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2015, the automotive retail sub-industry contributed most significantly to the Fund’s return, followed by the apparel, accessories & luxury goods and airlines sub-industries, respectively. The drug retail sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included O’Reilly Automotive, Inc., an automotive retail company (portfolio average weight of 5.15%), and Domino’s Pizza, Inc., a restaurants company (portfolio average weight of 4.24%). Positions that detracted most significantly from the Fund’s return included Rite Aid Corp., a drug retail company (portfolio average weight of 2.59%), and TripAdvisor, Inc., an internet retail company (no longer held at fiscal year-end).

7

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Restaurants	13.9
Apparel, Accessories & Luxury Goods	11.7
Automotive Retail	10.3
Airlines	10.0
Apparel Retail	8.5
Department Stores	7.8
Specialty Stores	7.4
Footwear	4.8
Hotels, Resorts & Cruise Lines	4.3
Drug Retail	3.7
Leisure Products	3.1
Homefurnishing Retail	2.9
Home Entertainment Software	2.5
Broadcasting	2.3
Internet Retail	2.2
Cable & Satellite	2.2
Industrial Machinery	1.6
Movies & Entertainment	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
O’Reilly Automotive, Inc.	6.1
Dillard’s, Inc., Class A	5.5
Domino’s Pizza, Inc.	5.4
Wyndham Worldwide Corp.	4.3
VF Corp.	4.1
Signet Jewelers Ltd.	4.0
Under Armour, Inc., Class A	3.8
Alaska Air Group, Inc.	3.7
Rite Aid Corp.	3.7
Tractor Supply Co.	3.4
Total	44.0

8

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Consumer Cyclical Technical LeadersTM Index††	16.70%	16.98%	60.09%	15.78%	108.04%	8.56%	101.89%
S&P 500® Consumer Discretionary Index	19.84	20.14	73.39	18.69	135.57	10.58	136.22
Fund
NAV Return	15.91	16.18	56.83	14.94	100.59	7.91	91.67
Market Price Return	16.06	16.20	56.88	14.92	100.43	7.91	91.73

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.91% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Consumer Cyclicals Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

9

PSL	Manager’s Analysis
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

As an index fund, the PowerShares DWA Consumer Staples Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Consumer Staples Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The consumer staples companies that comprise the Index are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail goods and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the consumer staples sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the consumer staples sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 21.31%. On a net asset value (“NAV”) basis, the Fund returned 21.28%. During the same time period, the Index returned 21.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 12.36%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the household products sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the packaged foods & meats and soft drinks sub-industries, as well as allocation to, and stock selection within, the household products sub-industry.

For the fiscal year ended April 30, 2015, the packaged foods & meats sub-industry contributed most significantly to the Fund’s return, followed by the soft drinks and housewares & specialties sub-industries, respectively. The education services sub-industry detracted most significantly from the Fund’s return, followed by the food distributors and food retail sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Monster Beverage Corp., a soft drinks company (portfolio average weight of 3.87%), and Hillshire Brands Company, a packaged foods & meats company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Apollo Education Group, Inc., an education services company (no longer held at fiscal year-end), and Capella Education Co., an education services company (portfolio average weight of 0.91%).

10

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Packaged Foods & Meats	18.6
Food Retail	11.6
Tobacco	8.7
Soft Drinks	7.8
Housewares & Specialties	7.5
Household Products	7.1
Distillers & Vintners	6.9
Education Services	4.3
Specialized Consumer Services	3.4
Industrial Machinery	3.1
Environmental & Facilities Services	3.0
Trucking	2.8
Household Appliances	2.7
Internet Software & Services	2.6
Health Care Facilities	2.6
Food Distributors	2.6
Health Care Services	2.5
Distributors	2.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Altria Group, Inc.	4.5
Church & Dwight Co., Inc.	4.2
Monster Beverage Corp.	4.2
Reynolds American, Inc.	4.2
Jarden Corp.	4.2
Constellation Brands, Inc., Class A	4.0
Kraft Foods Group, Inc.	3.8
Hain Celestial Group, Inc. (The)	3.6
Dr Pepper Snapple Group, Inc.	3.6
Service Corp. International	3.4
Total	39.7

11

PowerShares DWA Consumer Staples Momentum Portfolio (PSL) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Consumer Staples Technical LeadersTM Index††	21.98%	19.07%	68.83%	16.63%	115.81%	11.19%	147.66%
S&P 500® Consumer Staples Index	12.36	15.33	53.41	15.15	102.42	10.93	142.85
Fund
NAV Return	21.28	18.34	65.71	15.88	108.91	10.44	133.75
Market Price Return	21.31	18.35	65.77	15.88	108.93	10.44	133.70

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Consumer Staples Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

12

PXI	Manager’s Analysis
PowerShares DWA Energy Momentum Portfolio (PXI)

As an index fund, the PowerShares DWA Energy Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Energy Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The energy companies that comprise the Index are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the energy sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the energy sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned (17.02)%. On a net asset value (“NAV”) basis, the Fund returned (17.08)%. During the same time period, the Index returned (16.53)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned (9.85)% The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace as well as its shared exposure to the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the oil & gas exploration & production and oil & gas equipment & services sub-industries.

For the fiscal year ended April 30, 2015, the oil & gas storage & transportation sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas refining & marketing sub-industry. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas equipment & services and oil & gas drilling (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Cheniere Energy, Inc., an oil & gas exploration & production company (portfolio average weight of 6.35%), and Tesoro Corp., an oil & gas refining & marketing company (portfolio average weight of 3.2%). Positions that detracted most significantly from the Fund’s return included Continental Resources, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end), and Flotek Industries, Inc., a specialty chemicals company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Oil & Gas Exploration & Production	42.5
Oil & Gas Refining & Marketing	22.3
Oil & Gas Storage & Transportation	16.8
Oil & Gas Equipment & Services	11.0
Integrated Oil & Gas	7.3
Money Market Fund Plus Other Assets Less Liabilities	0.1

13

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Concho Resources, Inc.	5.2
Cheniere Energy, Inc.	4.4
Pioneer Natural Resources Co.	4.4
Tesoro Corp.	3.9
Williams Cos., Inc. (The)	3.5
Western Refining, Inc.	3.3
Valero Energy Corp.	3.2
Marathon Petroleum Corp.	3.0
Cimarex Energy Co.	3.0
Phillips 66	3.0
Total	36.9

14

PowerShares DWA Energy Momentum Portfolio (PXI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Energy Technical LeadersTM Index††	(16.53)%	8.93%	29.25%	12.52%	80.39%	9.39%	115.45%
S&P 500® Energy Index	(9.85)	6.71	21.51	8.45	50.04	6.82	75.74
Fund
NAV Return	(17.08)	8.18	26.60	11.76	74.36	8.72	104.30
Market Price Return	(17.02)	8.16	26.54	11.76	74.36	8.73	104.46

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Energy Technical LeadersTM Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

15

PFI	Manager’s Analysis
PowerShares DWA Financial Momentum Portfolio (PFI)

As an index fund, the PowerShares DWA Financial Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Financials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the financials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the financial sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 11.96%. On a net asset value (“NAV”) basis, the Fund returned 11.84%. During the same time period, the Index returned 12.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fee and operating expenses incurred by the fund.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 11.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its shared exposure to the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the data processing & outsourced services sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2015.

For the fiscal year ended April 30, 2015, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the data processing & outsourced services and residential REITs sub-industries, respectively. The retail REITs sub-industry detracted most significantly from the Fund’s return, followed by the thrifts & mortgage finance and office REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Extra Space Storage, Inc. REIT, a specialized REITs company (portfolio average weight of 3.35%), and NorthStar Realty Finance Corp. REIT, a diversified REITs company (portfolio average weight of 3.26%). Positions that detracted most significantly from the Fund’s return included Genworth Financial, Inc., Class A, a multi-line insurance company (no longer held at fiscal year-end), and MGIC Investment Corp., a thrifts & mortgage finance company (no longer held at fiscal year-end).

16

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Retail REITs	19.5
Health Care REITs	11.5
Specialized REITs	9.6
Regional Banks	8.1
Asset Management & Custody Banks	7.0
Residential REITs	6.5
Specialized Finance	4.6
Office REITs	4.1
Hotel & Resort REITs	3.8
Data Processing & Outsourced Services	3.6
Multi-line Insurance	3.2
Real Estate Services	3.0
Diversified REITs	2.7
Internet Software & Services	2.5
Thrifts & Mortgage Finance	2.4
Property & Casualty Insurance	2.2
Diversified Banks	2.1
Diversified Capital Markets	1.3
Industrial REITs	1.2
Life & Health Insurance	1.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
OMEGA Healthcare Investors, Inc. REIT	5.1
Simon Property Group, Inc. REIT	5.1
Public Storage REIT	4.9
Federal Realty Investment Trust REIT	4.5
Health Care REIT, Inc. REIT	4.4
Camden Property Trust REIT	3.6
Macerich Co. (The) REIT	3.4
Realty Income Corp. REIT	3.3
Extra Space Storage, Inc. REIT	3.2
CBRE Group, Inc., Class A	3.0
Total	40.5

17

PowerShares DWA Financial Momentum Portfolio (PFI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Financials Technical LeadersTM Index††	12.58%	17.72%	63.15%	13.14%	85.36%	4.48%	45.48%
S&P 500® Financials Index	11.88	18.35	65.75	10.27	63.05	(2.29)	(17.94)
Fund
NAV Return	11.84	16.87	59.63	12.32	78.80	3.67	36.09
Market Price Return	11.96	16.89	59.71	12.34	78.90	3.68	36.14

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.92%, including estimated acquired fund fees and expenses of 0.01% and the net annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Financials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

18

PTH	Manager’s Analysis
PowerShares DWA Healthcare Momentum Portfolio (PTH)

As an index fund, the PowerShares DWA Healthcare Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Healthcare Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The health care companies that comprise the Index are principally engaged in the business of providing health care-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the health care sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the health care sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 27.13%. On a net asset value (“NAV”) basis, the Fund returned 27.22%. During the same time period, the Index returned 28.09%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 25.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 55 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to stock selection within the biotechnology sub-industry.

For the fiscal year ended April 30, 2015, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals and managed health care sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Avanir Pharmaceuticals, Inc. Class A, a pharmaceuticals company (no longer held at fiscal year-end), and Medivation, Inc., a biotechnology company (portfolio average weight of 4.48%). Positions that detracted most significantly from the Fund’s return included MannKind Corp., a biotechnology company (no longer held at fiscal year-end), and NPS Pharmaceuticals, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Biotechnology	45.9
Pharmaceuticals	18.2
Managed Health Care	12.8
Health Care Equipment	8.4
Health Care Supplies	5.2
Life Sciences Tools & Services	5.0
Health Care Facilities	4.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

19

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Regeneron Pharmaceuticals, Inc.	5.1
Medivation, Inc.	4.6
Actavis PLC	4.3
Cooper Cos., Inc. (The)	4.3
Mylan NV	3.9
Cigna Corp.	3.9
IDEXX Laboratories, Inc.	3.6
Incyte Corp.	3.5
Illumina, Inc.	3.3
Biogen, Inc.	3.3
Total	39.8

20

PowerShares DWA Healthcare Momentum Portfolio (PTH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Healthcare Technical LeadersTM Index††	28.09%	22.76%	85.00%	18.73%	135.90%	11.31%	149.95%
S&P 500® Health Care Index	25.12	26.38	101.87	20.71	156.26	11.59	155.32
Fund
NAV Return	27.22	21.91	81.20	17.90	127.84	10.50	134.83
Market Price Return	27.13	21.87	81.02	17.90	127.76	10.49	134.67

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Healthcare Technical LeadersTM Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

21

PRN	Manager’s Analysis
PowerShares DWA Industrials Momentum Portfolio (PRN)

As an index fund, the PowerShares DWA Industrials Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Industrials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The industrial companies that comprise the Index are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the industrials sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the industrials sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 1.23%. On a net asset value (“NAV”) basis, the Fund returned 1.12%. During the same time period, the Index returned 1.79%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 7.05%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of indices similar to the Index. The Benchmark Index was selected for its shared exposure to the industrial sector and recognition in the marketplace.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the data processing & outsourced services sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection within the construction & farm machinery & heavy trucks sub-industry, as well as allocation to the railroads sub-industry.

For the fiscal year ended April 30, 2015, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the specialty chemicals and data processing & outsourced services sub-industries, respectively. The construction & farm machinery & heavy trucks sub-industry detracted most significantly from the Fund’s return, followed by the industrial machinery and electrical components & equipment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Sherwin-Williams Co., a specialty chemicals company (portfolio average weight of 4.7%), and SunPower Corp., a semiconductors company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Trinity Industries, Inc., a construction & farm machinery & heavy trucks company (no longer held at fiscal year-end), and Generac Holdings, Inc., an electrical components & equipment company (no longer held at fiscal year-end).

22

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Aerospace & Defense	18.2
Railroads	14.7
Industrial Machinery	7.4
Building Products	5.4
Specialty Chemicals	4.8
Trucking	4.7
Paper Packaging	4.6
Research & Consulting Services	4.1
IT Consulting & Other Services	3.8
Life Sciences Tools & Services	3.3
Data Processing & Outsourced Services	3.2
Construction Materials	2.4
Diversified Support Services	2.3
Trading Companies & Distributors	2.3
Human Resource & Employment Services	2.3
Industrial Conglomerates	2.0
Health Care Services	2.0
Commercial Printing	1.8
Electronic Equipment & Instruments	1.7
Internet Software & Services	1.5
Electrical Components & Equipment	1.3
Application Software	1.3
Construction & Farm Machinery & Heavy Trucks	1.2
Air Freight & Logistics	1.0
Distributors	1.0
Electronic Manufacturing Services	1.0
Consumer Electronics	0.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Sherwin-Williams Co. (The)	4.8
TransDigm Group, Inc.	4.5
Lockheed Martin Corp.	4.4
CSX Corp.	4.3
Dun & Bradstreet Corp. (The)	4.1
Union Pacific Corp.	4.1
Norfolk Southern Corp.	3.7
Northrop Grumman Corp.	3.4
Mettler-Toledo International, Inc.	3.3
FleetCor Technologies, Inc.	3.2
Total	39.8

23

PowerShares DWA Industrials Momentum Portfolio (PRN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Industrials Technical LeadersTM Index††	1.79%	18.12%	64.82%	15.24%	103.26%	9.12%	110.95%
S&P 500® Industrials Index	7.05	17.07	60.44	13.57	88.97	7.47	85.09
Fund
NAV Return	1.12	17.15	60.78	14.21	94.32	8.19	96.01
Market Price Return	1.23	17.18	60.92	14.22	94.44	8.20	96.14

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.66% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Industrials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

24

PTF	Manager’s Analysis
PowerShares DWA Technology Momentum Portfolio (PTF)

As an index fund, the PowerShares DWA Technology Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Technology Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The technology companies that comprise the Index are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the technology sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the technology sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 25.22%. On a net asset value (“NAV”) basis, the Fund returned 25.29%. During the same time period, the Index returned 26.22%. During the fiscal year, the Fund attempted to fully replicate the components of the Index, subject to restrictions associated with being a diversified fund. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees, operating expenses and rebalance transaction costs that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 20.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace and its shared exposure to the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the technology hardware, storage & peripherals sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection within the semiconductors sub-industry.

For the fiscal year ended April 30, 2015, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the application software and technology hardware, storage & peripherals sub-industries, respectively. The electronic manufacturing services (no longer held) sub-industry detracted most significantly from the Fund’s return, followed by the IT consulting & other services and construction & engineering (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Skyworks Solutions, Inc., a semiconductors company (portfolio average weight of 4.24%), and Apple, Inc., a technology hardware, storage & peripherals company (portfolio average weight of 5.93%). Positions that detracted most significantly from the Fund’s return included Alliance Fiber Optic Products, Inc., a communications equipment company (no longer held at fiscal year-end), and Maxwell Technologies, Inc., an electronic manufacturing services company (no longer held at fiscal year-end).

25

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Application Software	23.7
Semiconductors	17.0
Technology Hardware, Storage & Peripherals	11.4
Electronic Components	8.1
Internet Software & Services	7.2
Communications Equipment	6.3
Systems Software	5.5
Wireless Telecommunication Services	4.8
IT Consulting & Other Services	3.6
Alternative Carriers	3.5
Health Care Technology	2.9
Data Processing & Outsourced Services	1.7
Electronic Equipment & Instruments	1.6
Technology Distributors	1.5
Semiconductor Equipment	1.2
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Apple, Inc.	7.0
Amphenol Corp., Class A	6.4
Intuit, Inc.	5.2
Skyworks Solutions, Inc.	5.0
Ellie Mae, Inc.	3.0
Cerner Corp.	2.9
SBA Communications Corp., Class A	2.7
Palo Alto Networks, Inc.	2.6
Manhattan Associates, Inc.	2.5
Facebook, Inc., Class A	2.5
Total	39.8

26

PowerShares DWA Technology Momentum Portfolio (PTF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Technology Technical LeadersTM Index††	26.22%	15.44%	53.83%	12.55%	80.59%	6.47%	70.95%
S&P 500® Information Technology Index	20.53	15.22	52.96	14.68	98.33	10.00	125.84
Fund
NAV Return	25.29	14.55	50.32	11.70	73.91	5.71	60.70
Market Price Return	25.22	14.56	50.34	11.71	73.94	5.70	60.67

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Technology Technical LeadersTM Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

27

PUI	Manager’s Analysis
PowerShares DWA Utilities Momentum Portfolio (PUI)

As an index fund, the PowerShares DWA Utilities Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright Utilities Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index. The utilities companies that comprise the Index may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

Dorsey Wright & Associates, LLC (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider uses a proprietary methodology intended to identify objectively those securities within the universe of eligible securities that have the greatest potential for capital appreciation. The methodology evaluates these companies quarterly, based on a variety of criteria, including price momentum, to determine their relative strength, and it then ranks and sorts them based on their cumulative scores. Component securities for the Index are selected from among the companies with the highest-ranking cumulative score (“Model Score”) within the utilities sub-group. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index is composed of at least 30 common stocks of companies in the utilities sector with powerful relative strength characteristics, selected from a universe of approximately 3,000 common stocks traded on U.S. exchanges. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index Provider weights each security according to its adjusted relative strength score, with securities exhibiting greater relative strength and higher liquidity representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 2.53%. On a net asset value (“NAV”) basis, the Fund returned 2.48%. During the same time period, the Index returned 3.16%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 6.09%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Fund provided this additional comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of other indices similar to the Index. The Benchmark Index was selected for its recognition in the marketplace as well as its exposure to the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Index employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization. More specifically, relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to allocation among the oil & gas storage & transportation sub-industry as well as stock selection within the multi-utilities sub-industry.

For the fiscal year ended April 30, 2015, the electric utilities sub-industry contributed most significantly to the Fund’s return, followed by the alternative carriers (no longer held) and multi-utilities sub-industries, respectively. The oil & gas storage & transportation sub-industry detracted most significantly from the Fund’s return, followed by the independent power producers & energy traders (no longer held) and oil & gas exploration & production sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included tw telecom Inc., an alternative carriers company (no longer held at fiscal year-end), and American Water Works Co., Inc., a water utilities company (portfolio average weight of 3.39%). Positions that detracted most significantly from the Fund’s return included ONEOK, Inc., an oil & gas storage & transportation company (portfolio average weight of 3.97%), and NRG Energy, Inc., an independent power producers & energy traders company (no longer held at fiscal year-end).

28

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Multi-Utilities	37.2
Electric Utilities	33.7
Gas Utilities	10.5
Water Utilities	6.1
Oil & Gas Storage & Transportation	5.1
Oil & Gas Exploration & Production	4.4
Integrated Telecommunication Services	2.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Edison International	4.5
Duke Energy Corp.	4.4
Sempra Energy	4.3
Wisconsin Energy Corp.	3.8
NiSource, Inc.	3.6
PG&E Corp.	3.6
American Water Works Co., Inc.	3.5
NextEra Energy, Inc.	3.5
Southern Co. (The)	3.4
Xcel Energy, Inc.	3.4
Total	38.0

29

PowerShares DWA Utilities Momentum Portfolio (PUI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
Blended-Dorsey Wright Utilities Technical LeadersTM Index††	3.16%	14.01%	48.21%	12.44%	79.69%	7.92%	106.54%
S&P 500® Utilities Index	6.09	11.70	39.39	12.27	78.35	8.06	109.09
Fund
NAV Return	2.48	13.25	45.25	11.50	72.37	7.12	92.26
Market Price Return	2.53	13.30	45.46	11.49	72.29	7.12	92.41

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2016. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholders Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Blended-Index and Benchmark returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Blended-Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Dorsey Wright Utilities Technical LeadersTM Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2015.

30

PNQI	Manager’s Analysis
PowerShares NASDAQ Internet Portfolio (PNQI)

As an index fund, the PowerShares NASDAQ Internet Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of Internet software and service companies that comprise the Index. These companies include those involved in Internet-related services, including Internet access providers, Internet search engines, web hosting, website design and e-commerce.

The NASDAQ OMX Group, Inc. (the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects constituents for the Index, which is designed to track the performance of the largest and most liquid U.S.-listed companies that are involved in Internet-related business. In order to be eligible for inclusion in the Index, in addition to being engaged in Internet-related business, a security must: be listed on NASDAQ, the NYSE or the NYSE MKT; have a minimum market capitalization of $200 million; have a minimum three-month average daily trading volume of 100,000 shares; have a minimum closing price of $3.00; be issued by a company that has not entered into a definitive agreement or other arrangement that would likely result in the security no longer being Index eligible; and may not be issued by a company in bankruptcy proceedings or that has annual financial statements with an audit opinion that is currently withdrawn. The Index Provider weights securities included in the Index according to a modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2015, on a market price basis, the Fund returned 17.48%. On a net asset value (“NAV”) basis, the Fund returned 17.30%. During the same time period, the Index returned 17.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 24.75%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 100 securities. The Fund provided this additional comparative benchmark because of its recognition in the marketplace and to help investors better understand how the investment results of the Fund compares to the performance of a broad-based market benchmark.

The performance of the Fund differed from the Benchmark Index in part because the Fund contains a set of companies engaged in Internet-related businesses, whereas the Benchmark Index consists of the approximately 100 largest non-financial companies listed on the NASDAQ Stock Market.

Relative to the Benchmark Index, the Fund was most overweight in the internet software & services sub-industry and most underweight in the technology hardware storage & peripherals sub-industry industry during the fiscal year ended April 30, 2015. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s allocation to the internet software & services and technology hardware storage & peripherals (no longer held) sub-industries.

For the fiscal year ended April 30, 2015, the internet software & services sub-industry contributed most significantly to the Fund’s return, followed by the internet retail and movies & entertainment (no longer held) sub-industries, respectively. The application software sub-industry detracted most significantly from the Fund’s return, followed by the casinos & gaming and systems software (no longer held) sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return included Amazon.com, Inc., an internet retail company (portfolio average weight of 7.95%), and Netflix, Inc., an internet retail company (portfolio average weight of 4.05%). Positions that detracted most significantly from the Fund’s return included Twitter, Inc., an internet software & services company (portfolio average weight of 0.45%), and Qihoo 360 Technology Co. Ltd. ADR, an internet software & services company (portfolio average weight of 1.54%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2015
Internet Software & Services	63.9
Internet Retail	34.2
Application Software	1.3
Alternative Carriers	0.3
Casinos & Gaming	0.1
IT Consulting & Other Services	0.1
Wireless Telecommunication Services	0.1
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

31

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2015
Security
Amazon.com, Inc.	8.6
eBay, Inc.	7.8
Priceline Group, Inc. (The)	7.8
Facebook, Inc., Class A	7.8
Google, Inc., Class C	7.5
Netflix, Inc.	4.6
Baidu, Inc., Class A ADR	3.8
Yahoo!, Inc.	3.7
JD.com, Inc. Class A ADR	3.6
Twitter, Inc.	3.2
Total	58.4

32

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of April 30, 2015

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception†
Index						Average Annualized	Cumulative
NASDAQ Internet IndexSM	17.95%	21.31%	78.50%	21.52%	165.05%	18.02%	212.89%
NASDAQ-100® Index	24.75	19.05	68.71	18.52	133.82	13.97	146.04
Fund
NAV Return	17.30	20.75	76.05	20.91	158.37	17.41	201.85
Market Price Return	17.48	20.74	76.00	20.88	158.12	17.14	197.06

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

33

Schedule of Investments(a)

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Aluminum—2.4%
55,017	Century Aluminum Co.(b)	$709,169
14,652	Kaiser Aluminum Corp.	1,177,581

		1,886,750

	Commodity Chemicals—8.5%
19,549	Cabot Corp.	835,525
22,110	LyondellBasell Industries NV, Class A	2,288,827
45,151	Westlake Chemical Corp.	3,520,875

		6,645,227

	Diversified Chemicals—13.5%
55,963	Dow Chemical Co. (The)	2,854,113
24,249	E.I. du Pont de Nemours & Co.	1,775,027
20,741	Eastman Chemical Co.	1,580,879
37,379	FMC Corp.	2,216,948
92,858	Huntsman Corp.	2,140,377

		10,567,344

	Diversified Metals & Mining—1.5%
13,038	Compass Minerals International, Inc.	1,151,647

	Fertilizers & Agricultural Chemicals—6.6%
8,578	CF Industries Holdings, Inc.	2,465,918
23,539	Monsanto Co.	2,682,504

		5,148,422

	Forest Products—2.1%
110,284	Louisiana-Pacific Corp.(b)	1,680,728

	Industrial Gases—10.1%
17,061	Air Products & Chemicals, Inc.	2,447,059
37,231	Airgas, Inc.	3,770,756
13,425	Praxair, Inc.	1,636,910

		7,854,725

	Life Sciences Tools & Services—1.2%
24,114	Cambrex Corp.(b)	928,148

	Oil & Gas Refining & Marketing—1.7%
43,303	Green Plains, Inc.	1,348,455

	Paper Products—8.4%
68,407	International Paper Co.	3,674,824
57,690	KapStone Paper and Packaging Corp.	1,612,436
24,215	P.H. Glatfelter Co.	600,532
42,213	Resolute Forest Products, Inc.(b)	650,924

		6,538,716

	Specialized REITs—2.0%
49,679	Weyerhaeuser Co. REIT	1,565,385

	Specialty Chemicals—41.1%
16,746	A. Schulman, Inc.	710,868
32,087	Ashland, Inc.	4,054,513
30,146	Chemtura Corp.(b)	908,299
54,214	Cytec Industries, Inc.	2,997,492
16,514	Ecolab, Inc.	1,849,238
87,922	Ferro Corp.(b)	1,186,068
17,980	H.B. Fuller Co.	751,024
17,027	Innophos Holdings, Inc.	899,707
24,983	Innospec, Inc.	1,091,757

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Specialty Chemicals (continued)
10,547	International Flavors & Fragrances, Inc.	$1,210,268
9,142	Minerals Technologies, Inc.	619,188
3,759	NewMarket Corp.	1,679,897
47,516	PolyOne Corp.	1,855,500
12,988	PPG Industries, Inc.	2,877,621
11,830	Quaker Chemical Corp.	984,493
27,828	RPM International, Inc.	1,322,943
21,334	Sensient Technologies Corp.	1,394,390
33,169	Valspar Corp. (The)	2,690,006
30,739	W.R. Grace & Co.(b)	2,973,076

		32,056,348

	Steel—0.9%
26,893	Worthington Industries, Inc.	726,918

	Total Common Stocks and Other Equity Interests (Cost $74,017,821)	78,098,813

	Money Market Fund—0.1%
94,342	Invesco Premier Portfolio—Institutional Class(c) (Cost $94,342)	94,342

	Total Investments (Cost $74,112,163)—100.1%	78,193,155
	Other assets less liabilities—(0.1)%	(111,057)

	Net Assets—100.0%	$78,082,098

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Airlines—10.0%
55,715	Alaska Air Group, Inc.	$3,569,103
55,681	Delta Air Lines, Inc.	2,485,600
59,026	Southwest Airlines Co.	2,394,095
18,103	Spirit Airlines, Inc.(b)	1,239,512

		9,688,310

	Apparel Retail—8.5%
38,373	Foot Locker, Inc.	2,281,275
35,818	L Brands, Inc.	3,200,696
27,081	Ross Stores, Inc.	2,677,769

		8,159,740

	Apparel, Accessories & Luxury Goods—11.7%
12,670	G-III Apparel Group Ltd.(b)	1,408,650
71,200	Hanesbrands, Inc.	2,212,896
47,785	Under Armour, Inc., Class A(b)	3,705,727
55,053	VF Corp.	3,987,489

		11,314,762

	Automotive Retail—10.3%
17,163	Asbury Automotive Group, Inc.(b)	1,442,207
3,837	AutoZone, Inc.(b)	2,580,996
26,996	O’Reilly Automotive, Inc.(b)	5,880,539

		9,903,742

	Broadcasting—2.3%
37,308	Nexstar Broadcasting Group, Inc., Class A	2,181,026

	Cable & Satellite—2.2%
11,173	Charter Communications, Inc., Class A(b)	2,090,021

	Department Stores—7.8%
40,498	Dillard’s, Inc., Class A	5,329,132
34,292	Macy’s, Inc.	2,216,292

		7,545,424

	Drug Retail—3.7%
460,878	Rite Aid Corp.(b)	3,553,369

	Footwear—4.8%
28,650	NIKE, Inc., Class B	2,831,766
20,470	Skechers U.S.A., Inc., Class A(b)	1,840,662

		4,672,428

	Home Entertainment Software—2.5%
40,841	Electronic Arts, Inc.(b)	2,372,454

	Homefurnishing Retail—2.9%
38,337	Williams-Sonoma, Inc.	2,818,920

	Hotels, Resorts & Cruise Lines—4.3%
48,522	Wyndham Worldwide Corp.	4,143,779

	Industrial Machinery—1.6%
15,126	Middleby Corp. (The)(b)	1,532,869

	Internet Retail—2.2%
22,373	Expedia, Inc., Class A	2,108,208

	Leisure Products—3.1%
21,978	Polaris Industries, Inc.	3,010,107

	Movies & Entertainment—0.8%
26,715	Carmike Cinemas, Inc.(b)	806,259

Number of Shares		Value
	Common Stocks (continued)
	Restaurants—13.9%
47,394	Brinker International, Inc.	$2,624,206
47,893	Domino’s Pizza, Inc.	5,165,260
22,132	Fiesta Restaurant Group, Inc.(b)	1,118,773
18,390	Popeyes Louisiana Kitchen, Inc.(b)	1,023,955
37,090	Sonic Corp.	1,062,628
49,138	Starbucks Corp.	2,436,262

		13,431,084

	Specialty Stores—7.4%
28,652	Signet Jewelers Ltd.	3,843,093
38,408	Tractor Supply Co.	3,305,392

		7,148,485

	Total Common Stocks (Cost $89,857,294)	96,480,987

	Money Market Fund—0.1%
99,851	Invesco Premier Portfolio—Institutional Class(c) (Cost $99,851)	99,851

	Total Investments (Cost $89,957,145)—100.1%	96,580,838
	Other assets less liabilities—(0.1)%	(117,955)

	Net Assets—100.0%	$96,462,883

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Distillers & Vintners—6.9%
32,225	Brown-Forman Corp., Class B	$2,907,662
33,370	Constellation Brands, Inc., Class A(b)	3,868,918

		6,776,580

	Distributors—2.2%
40,588	Core-Mark Holding Co., Inc.	2,139,393

	Education Services—4.3%
44,851	Bright Horizons Family Solutions, Inc.(b)	2,255,108
36,421	Capella Education Co.	1,967,827

		4,222,935

	Environmental & Facilities Services—3.0%
116,561	Rollins, Inc.	2,890,713

	Food Distributors—2.6%
36,899	United Natural Foods, Inc.(b)	2,489,207

	Food Retail—11.6%
35,216	Casey’s General Stores, Inc.	2,894,051
513,805	Fairway Group Holdings Corp., Class A(b)	2,728,304
46,102	Kroger Co. (The)	3,176,889
293,457	SUPERVALU, Inc.(b)	2,579,487

		11,378,731

	Health Care Facilities—2.6%
49,838	VCA, Inc.(b)	2,540,243

	Health Care Services—2.5%
21,578	Chemed Corp.	2,486,865

	Household Appliances—2.7%
30,158	Helen of Troy Ltd.(b)	2,642,142

	Household Products—7.1%
51,045	Church & Dwight Co., Inc.	4,143,322
30,474	Spectrum Brands Holdings, Inc.	2,786,238

		6,929,560

	Housewares & Specialties—7.5%
79,793	Jarden Corp.(b)	4,083,806
84,711	Newell Rubbermaid, Inc.	3,230,030

		7,313,836

	Industrial Machinery—3.1%
20,127	Snap-on, Inc.	3,009,993

	Internet Software & Services—2.6%
41,775	Stamps.com, Inc.(b)	2,585,455

	Packaged Foods & Meats—18.6%
58,863	Hain Celestial Group, Inc. (The)(b)	3,545,907
47,187	Hormel Foods Corp.	2,564,613
28,050	J & J Snack Foods Corp.	2,926,457
44,098	Kraft Foods Group, Inc.	3,737,306
64,715	Pinnacle Foods, Inc.	2,624,193
63,685	WhiteWave Foods Co. (The)(b)	2,800,229

		18,198,705

	Soft Drinks—7.8%
47,066	Dr Pepper Snapple Group, Inc.	3,510,182
30,121	Monster Beverage Corp.(b)	4,129,891

		7,640,073

Number of Shares		Value
	Common Stocks (continued)
	Specialized Consumer Services—3.4%
118,317	Service Corp. International	$3,275,015

	Tobacco—8.7%
87,773	Altria Group, Inc.	4,393,038
55,769	Reynolds American, Inc.	4,087,868

		8,480,906

	Trucking—2.8%
8,381	AMERCO	2,699,017

	Total Common Stocks (Cost $90,892,260)	97,699,369

	Money Market Fund—0.1%
138,857	Invesco Premier Portfolio—Institutional Class(c) (Cost $138,857)	138,857

	Total Investments (Cost $91,031,117)—100.1%	97,838,226
	Other assets less liabilities—(0.1)%	(124,814)

	Net Assets—100.0%	$97,713,412

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

PowerShares DWA Energy Momentum Portfolio (PXI)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Integrated Oil & Gas—7.3%
41,631	Chevron Corp.	$4,623,539
43,977	Exxon Mobil Corp.	3,842,270
62,443	Occidental Petroleum Corp.	5,001,684

		13,467,493

	Oil & Gas Equipment & Services—11.0%
48,864	Bristow Group, Inc.	3,035,920
39,725	Dril-Quip, Inc.(b)	3,166,877
110,684	Era Group, Inc.(b)	2,454,971
97,769	Exterran Holdings, Inc.	3,624,297
75,067	Halliburton Co.	3,674,530
77,246	Oceaneering International, Inc.	4,257,027

		20,213,622

	Oil & Gas Exploration & Production—42.5%
53,945	Anadarko Petroleum Corp.	5,076,224
79,327	Carrizo Oil & Gas, Inc.(b)	4,420,894
44,565	Cimarex Energy Co.	5,543,886
75,635	Concho Resources, Inc.(b)	9,579,929
77,431	ConocoPhillips	5,259,114
61,662	Diamondback Energy, Inc.(b)	5,091,431
54,113	EOG Resources, Inc.	5,354,481
212,357	Laredo Petroleum, Inc.(b)	3,355,241
120,339	Marathon Oil Corp.	3,742,543
132,450	Newfield Exploration Co.(b)	5,197,338
66,071	PDC Energy, Inc.(b)	3,748,869
487,450	Penn Virginia Corp.(b)	3,256,166
46,427	Pioneer Natural Resources Co.	8,021,657
214,352	Sanchez Energy Corp.(b)	3,148,831
243,139	Synergy Resources Corp.(b)	2,912,805
107,008	Whiting Petroleum Corp.(b)	4,056,673

		77,766,082

	Oil & Gas Refining & Marketing—22.3%
219,485	Alon USA Energy, Inc.	3,531,514
120,035	Delek US Holdings, Inc.	4,431,692
56,424	Marathon Petroleum Corp.	5,561,714
99,866	PBF Energy, Inc., Class A	2,834,197
68,480	Phillips 66	5,431,149
83,172	Tesoro Corp.	7,138,653
102,369	Valero Energy Corp.	5,824,796
137,330	Western Refining, Inc.	6,049,386

		40,803,101

	Oil & Gas Storage & Transportation—16.8%
106,562	Cheniere Energy, Inc.(b)	8,150,927
101,419	EnLink Midstream LLC	3,564,878
109,288	Kinder Morgan, Inc.	4,693,920
54,324	SemGroup Corp., Class A	4,573,537
33,807	Targa Resources Corp.	3,548,721
123,578	Williams Cos., Inc. (The)	6,325,958

		30,857,941

	Total Common Stocks and Other Equity Interests (Cost $170,461,642)	183,108,239

Number of Shares		Value
	Money Market Fund—0.2%
298,040	Invesco Premier Portfolio—Institutional Class(c) (Cost $298,040)	$298,040

	Total Investments (Cost $170,759,682)—100.1%	183,406,279
	Other assets less liabilities—(0.1)%	(228,596)

	Net Assets—100.0%	$183,177,683

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares DWA Financial Momentum Portfolio (PFI)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Asset Management & Custody Banks—7.0%
8,574	Ameriprise Financial, Inc.	$1,074,151
26,911	Invesco Ltd.(b)	1,114,653
11,445	SEI Investments Co.	522,579

		2,711,383

	Data Processing & Outsourced Services—3.6%
11,096	Broadridge Financial Solutions, Inc.	598,296
19,815	Total System Services, Inc.	783,882

		1,382,178

	Diversified Banks—2.1%
14,476	Wells Fargo & Co.	797,628

	Diversified Capital Markets—1.3%
13,264	HFF, Inc., Class A	519,816

	Diversified REITs—2.7%
54,365	NorthStar Realty Finance Corp. REIT	1,019,887

	Health Care REITs—11.5%
23,282	Health Care REIT, Inc. REIT	1,676,770
7,226	LTC Properties, Inc. REIT	314,042
7,008	National Health Investors, Inc. REIT	467,574
54,237	OMEGA Healthcare Investors, Inc. REIT	1,957,413

		4,415,799

	Hotel & Resort REITs—3.8%
26,106	FelCor Lodging Trust, Inc. REIT	290,037
14,172	Hospitality Properties Trust REIT	426,294
62,393	Strategic Hotels & Resorts, Inc. REIT(c)	729,998

		1,446,329

	Industrial REITs—1.2%
22,721	First Industrial Realty Trust, Inc. REIT	448,285

	Internet Software & Services—2.5%
5,942	Envestnet, Inc.(c)	304,587
6,700	Zillow Group, Inc., Class A(c)	654,188

		958,775

	Life & Health Insurance—1.1%
15,432	American Equity Investment Life Holding Co.	415,892

	Multi-line Insurance—3.2%
15,363	HCC Insurance Holdings, Inc.	875,077
10,059	Horace Mann Educators Corp.	341,704

		1,216,781

	Office REITs—4.1%
13,759	Highwoods Properties, Inc. REIT	592,188
8,123	SL Green Realty Corp. REIT	993,930

		1,586,118

	Property & Casualty Insurance—2.2%
12,309	Allstate Corp. (The)	857,445

	Real Estate Services—3.0%
30,368	CBRE Group, Inc., Class A(c)	1,164,309

	Regional Banks—8.1%
9,942	Bank of the Ozarks, Inc.	385,352
12,710	East West Bancorp, Inc.	515,899
74,341	Huntington Bancshares, Inc.	807,343
7,382	Pinnacle Financial Partners, Inc.	351,752

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Regional Banks (continued)
15,666	Webster Financial Corp.	$561,313
15,580	Western Alliance Bancorp(c)	481,734

		3,103,393

	Residential REITs—6.5%
18,509	Camden Property Trust REIT	1,389,656
10,928	Equity Lifestyle Properties, Inc. REIT	577,217
8,291	Sun Communities, Inc. REIT	514,539

		2,481,412

	Retail REITs—19.5%
12,886	Federal Realty Investment Trust REIT	1,722,472
15,776	Macerich Co. (The) REIT	1,289,846
27,157	Realty Income Corp. REIT	1,275,564
12,199	Regency Centers Corp. REIT	765,853
10,763	Simon Property Group, Inc. REIT	1,953,377
14,862	Weingarten Realty Investors REIT	486,879

		7,493,991

	Specialized Finance—4.6%
10,590	MarketAxess Holdings, Inc.	909,151
8,136	Moody’s Corp.	874,783

		1,783,934

	Specialized REITs—9.6%
24,762	CubeSmart REIT	571,260
18,838	Extra Space Storage, Inc. REIT	1,241,989
10,066	Public Storage REIT	1,891,502

		3,704,751

	Thrifts & Mortgage Finance—2.4%
10,020	BofI Holding, Inc.(c)	919,936

	Total Common Stocks and Other Equity Interests (Cost $36,822,385)	38,428,042

	Money Market Fund—0.2%
78,415	Invesco Premier Portfolio—Institutional Class(d) (Cost $78,415)	78,415

	Total Investments (Cost $36,900,800)—100.2%	38,506,457
	Other assets less liabilities—(0.2)%	(59,860)

	Net Assets—100.0%	$38,446,597

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated. See Note 4.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—45.9%
65,693	Alkermes PLC(b)	$3,637,422
21,184	Alnylam Pharmaceuticals, Inc.(b)	2,158,014
42,348	Anacor Pharmaceuticals, Inc.(b)	2,231,316
630,874	ARIAD Pharmaceuticals, Inc.(b)	5,469,678
15,777	Biogen, Inc.(b)	5,899,494
31,202	BioMarin Pharmaceutical, Inc.(b)	3,496,184
35,370	Celgene Corp.(b)	3,822,082
145,691	Celldex Therapeutics, Inc.(b)	3,496,584
152,443	Dyax Corp.(b)	3,644,912
64,688	Incyte Corp.(b)	6,285,086
29,067	Insys Therapeutics, Inc.(b)	1,528,052
6,242	Intercept Pharmaceuticals, Inc.(b)	1,578,040
70,095	Isis Pharmaceuticals, Inc.(b)	3,975,788
67,488	Medivation, Inc.(b)	8,148,501
214,954	Merrimack Pharmaceuticals, Inc.(b)	2,385,989
84,772	Neurocrine Biosciences, Inc.(b)	2,889,878
36,774	Newlink Genetics Corp.(b)	1,640,120
355,939	Novavax, Inc.(b)	2,751,409
19,942	Regeneron Pharmaceuticals, Inc.(b)	9,122,667
44,396	TESARO, Inc.(b)	2,418,250
23,393	United Therapeutics Corp.(b)	3,735,628
207,047	ZIOPHARM Oncology, Inc.(b)	1,824,084

		82,139,178

	Health Care Equipment—8.4%
44,125	ABIOMED, Inc.(b)	2,789,583
62,082	DexCom, Inc.(b)	4,194,881
50,973	IDEXX Laboratories, Inc.(b)	6,390,485
45,033	Natus Medical, Inc.(b)	1,698,194

		15,073,143

	Health Care Facilities—4.5%
53,959	Acadia Healthcare Co., Inc.(b)	3,696,192
57,929	HCA Holdings, Inc.(b)	4,287,325

		7,983,517

	Health Care Supplies—5.2%
43,333	Cooper Cos., Inc. (The)	7,716,307
63,306	Spectranetics Corp. (The)(b)	1,623,799

		9,340,106

	Life Sciences Tools & Services—5.0%
140,705	Affymetrix, Inc.(b)	1,706,752
36,040	Fluidigm Corp.(b)	1,350,058
32,155	Illumina, Inc.(b)	5,924,559

		8,981,369

	Managed Health Care—12.8%
34,873	Aetna, Inc.	3,726,878
52,086	Centene Corp.(b)	3,228,811
55,522	Cigna Corp.	6,920,262
28,737	Humana, Inc.	4,758,847
38,037	UnitedHealth Group, Inc.	4,237,322

		22,872,120

	Pharmaceuticals—18.2%
27,351	Actavis PLC(b)	7,736,504
186,853	Chelsea Therapeutics International Ltd.(b)	14,948
87,996	Depomed, Inc.(b)	2,046,787
45,001	Endo International PLC(b)	3,783,009

Number of Shares		Value
	Common Stocks (continued)
	Pharmaceuticals (continued)
79,824	Horizon Pharma PLC(b)	$2,244,651
51,839	Impax Laboratories, Inc.(b)	2,346,233
39,082	Lannett Co., Inc.(b)	2,247,215
97,566	Mylan NV(b)	7,050,119
98,132	Omeros Corp.(b)	1,974,416
78,331	Prestige Brands Holdings, Inc.(b)	3,074,492

		32,518,374

	Total Common Stocks (Cost $163,506,879)	178,907,807

	Money Market Fund—0.1%
116,298	Invesco Premier Portfolio—Institutional Class(c) (Cost $116,298)	116,298

	Total Investments (Cost $163,623,177)—100.1%	179,024,105
	Other assets less liabilities—(0.1)%	(221,658)

	Net Assets—100.0%	$178,802,447

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares DWA Industrials Momentum Portfolio (PRN)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—18.2%
70,739	Aerojet Rocketdyne Holdings, Inc.(b)	$1,390,729
12,410	Huntington Ingalls Industries, Inc.	1,633,032
26,406	Lockheed Martin Corp.	4,927,360
24,551	Northrop Grumman Corp.	3,781,836
23,181	Raytheon Co.	2,410,824
24,695	Spirit Aerosystems Holdings, Inc., Class A(b)	1,256,728
23,687	TransDigm Group, Inc.	5,024,723

		20,425,232

	Air Freight & Logistics—1.0%
23,936	XPO Logistics, Inc.(b)	1,160,896

	Application Software—1.3%
16,160	Fair Isaac Corp.	1,429,514

	Building Products—5.4%
33,451	A.O. Smith Corp.	2,137,519
18,863	American Woodmark Corp.(b)	956,354
23,746	Apogee Enterprises, Inc.	1,249,514
36,855	Trex Co., Inc.(b)	1,729,237

		6,072,624

	Commercial Printing—1.8%
31,438	Deluxe Corp.	2,035,611

	Construction & Farm Machinery & Heavy Trucks—1.2%
14,174	Wabtec Corp.	1,333,065

	Construction Materials—2.4%
156,066	Headwaters, Inc.(b)	2,743,640

	Consumer Electronics—0.7%
94,265	ZAGG, Inc.(b)	785,227

	Data Processing & Outsourced Services—3.2%
22,379	FleetCor Technologies, Inc.(b)	3,600,557

	Distributors—1.0%
17,493	Pool Corp.	1,135,121

	Diversified Support Services—2.3%
85,665	Healthcare Services Group, Inc.	2,593,080

	Electrical Components & Equipment—1.3%
8,872	Acuity Brands, Inc.	1,481,180

	Electronic Equipment & Instruments—1.7%
43,768	Cognex Corp.(b)	1,964,746

	Electronic Manufacturing Services—1.0%
25,943	Methode Electronics, Inc.	1,101,540

	Health Care Services—2.0%
49,101	AMN Healthcare Services, Inc.(b)	1,119,994
26,293	ExamWorks Group, Inc.(b)	1,076,698

		2,196,692

	Human Resource & Employment Services—2.3%
21,260	Barrett Business Services, Inc.	945,432
32,296	WageWorks, Inc.(b)	1,627,719

		2,573,151

	Industrial Conglomerates—2.0%
14,306	3M Co.	2,237,315

	Industrial Machinery—7.4%
26,217	IDEX Corp.	1,966,537
38,689	Ingersoll-Rand PLC	2,547,284

Number of Shares		Value
	Common Stocks (continued)
	Industrial Machinery (continued)
155,726	Mueller Water Products, Inc., Class A	$1,457,595
23,752	Pall Corp.	2,311,545

		8,282,961

	Internet Software & Services—1.5%
8,466	CoStar Group, Inc.(b)	1,730,704

	IT Consulting & Other Services—3.8%
32,078	Booz Allen Hamilton Holding Corp., Class A	882,145
28,288	Gartner, Inc.(b)	2,347,338
21,633	iGATE Corp.(b)	1,028,866

		4,258,349

	Life Sciences Tools & Services—3.3%
11,705	Mettler-Toledo International, Inc.(b)	3,710,602

	Paper Packaging—4.6%
181,199	Graphic Packaging Holding Co.	2,554,906
38,229	Packaging Corp. of America	2,645,064

		5,199,970

	Railroads—14.7%
134,893	CSX Corp.	4,868,289
27,870	Kansas City Southern	2,856,396
41,681	Norfolk Southern Corp.	4,203,529
43,240	Union Pacific Corp.	4,593,385

		16,521,599

	Research & Consulting Services—4.1%
36,107	Dun & Bradstreet Corp. (The)	4,609,781

	Specialty Chemicals—4.8%
19,519	Sherwin-Williams Co. (The)	5,426,282

	Trading Companies & Distributors—2.3%
40,255	H&E Equipment Services, Inc.	995,103
13,247	Watsco, Inc.	1,593,482

		2,588,585

	Trucking—4.7%
51,440	ArcBest Corp.	1,836,408
32,106	Old Dominion Freight Line, Inc.(b)	2,283,700
46,338	Swift Transportation Co., Class A(b)	1,121,379

		5,241,487

	Total Common Stocks (Cost $106,004,803)	112,439,511

	Money Market Fund—0.1%
111,650	Invesco Premier Portfolio—Institutional Class(c) (Cost $111,650)	111,650

	Total Investments (Cost $106,116,453)—100.1%	112,551,161
	Other assets less liabilities—(0.1)%	(137,340)

	Net Assets—100.0%	$112,413,821

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares DWA Technology Momentum Portfolio (PTF)

April 30, 2015

Number of Shares		Value
	Common Stocks—100.0%
	Alternative Carriers—3.5%
25,838	Cogent Communications Holdings, Inc.	$904,072
24,540	Level 3 Communications, Inc.(b)	1,372,767

		2,276,839

	Application Software—23.7%
16,924	Adobe Systems, Inc.(b)	1,287,240
34,926	Ebix, Inc.	953,131
34,759	Ellie Mae, Inc.(b)	1,911,745
19,983	Guidewire Software, Inc.(b)	998,151
33,268	Intuit, Inc.	3,337,778
31,079	Manhattan Associates, Inc.(b)	1,633,512
27,017	SolarWinds, Inc.(b)	1,317,889
18,157	SS&C Technologies Holdings, Inc.	1,092,507
10,944	Tyler Technologies, Inc.(b)	1,334,621
8,769	Ultimate Software Group, Inc. (The)(b)	1,457,583

		15,324,157

	Communications Equipment—6.3%
110,738	Brocade Communications Systems, Inc.	1,251,340
61,191	Infinera Corp.(b)	1,150,391
11,331	Palo Alto Networks, Inc.(b)	1,673,815

		4,075,546

	Data Processing & Outsourced Services—1.7%
16,036	Jack Henry & Associates, Inc.	1,066,554

	Electronic Components—8.1%
74,133	Amphenol Corp., Class A	4,104,744
13,603	Belden, Inc.	1,141,972

		5,246,716

	Electronic Equipment & Instruments—1.6%
10,930	Zebra Technologies Corp., Class A(b)	1,006,434

	Health Care Technology—2.9%
26,387	Cerner Corp.(b)	1,894,851

	Internet Software & Services—7.2%
20,661	Facebook, Inc., Class A(b)	1,627,467
14,720	j2 Global, Inc.	1,021,126
15,843	LogMeIn, Inc.(b)	1,016,804
14,947	SPS Commerce, Inc.(b)	975,441

		4,640,838

	IT Consulting & Other Services—3.6%
25,166	Cognizant Technology Solutions Corp., Class A(b)	1,473,217
21,966	Virtusa Corp.(b)	874,247

		2,347,464

	Semiconductor Equipment—1.2%
21,135	Tessera Technologies, Inc.	763,185

	Semiconductors—17.0%
16,104	Ambarella, Inc.(b)	1,178,008
12,680	Avago Technologies Ltd. (Singapore)	1,482,038
40,297	Cirrus Logic, Inc.(b)	1,361,233
56,225	Integrated Device Technology, Inc.(b)	1,022,733
22,011	Monolithic Power Systems, Inc.	1,140,830
34,843	Skyworks Solutions, Inc.	3,214,267
18,531	Synaptics, Inc.(b)	1,569,946

		10,969,055

Number of Shares		Value
	Common Stocks (continued)
	Systems Software—5.5%
14,890	NetSuite, Inc.(b)	$1,423,037
15,061	Proofpoint, Inc.(b)	812,993
18,023	ServiceNow, Inc.(b)	1,349,202

		3,585,232

	Technology Distributors—1.5%
12,803	SYNNEX Corp.	979,430

	Technology Hardware, Storage & Peripherals—11.4%
36,348	Apple, Inc.	4,548,952
40,445	Hewlett-Packard Co.	1,333,472
15,160	Western Digital Corp.	1,481,738

		7,364,162

	Wireless Telecommunication Services—4.8%
14,893	SBA Communications Corp., Class A(b)	1,724,907
39,574	T-Mobile US, Inc.(b)	1,347,099

		3,072,006

	Total Common Stocks (Cost $57,507,743)	64,612,469

	Money Market Fund—0.2%
98,758	Invesco Premier Portfolio—Institutional Class(c) (Cost $98,758)	98,758

	Total Investments (Cost $57,606,501)—100.2%	64,711,227
	Other assets less liabilities—(0.2)%	(123,498)

	Net Assets—100.0%	$64,587,729

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

PowerShares DWA Utilities Momentum Portfolio (PUI)

April 30, 2015

Number of Shares		Value
	Common Stocks—99.9%
	Electric Utilities—33.7%
19,904	Duke Energy Corp.	$1,543,953
25,899	Edison International	1,578,285
20,435	Eversource Energy	996,411
10,209	IDACORP, Inc.	615,909
21,976	ITC Holdings Corp.	791,136
12,000	NextEra Energy, Inc.	1,211,160
16,994	OGE Energy Corp.	555,364
10,325	Pinnacle West Capital Corp.	631,890
26,764	PNM Resources, Inc.	743,504
27,153	Southern Co. (The)	1,202,878
18,545	Westar Energy, Inc.	698,219
35,048	Xcel Energy, Inc.	1,188,478

		11,757,187

	Gas Utilities—10.5%
14,935	AGL Resources, Inc.	750,782
14,316	Atmos Energy Corp.	773,064
19,459	New Jersey Resources Corp.	593,694
19,620	Questar Corp.	459,893
18,586	UGI Corp.	646,979
8,102	WGL Holdings, Inc.	445,691

		3,670,103

	Integrated Telecommunication Services—2.9%
146,035	Frontier Communications Corp.	1,001,800

	Multi-Utilities—37.2%
10,696	Alliant Energy Corp.	646,787
8,853	Black Hills Corp.	436,364
33,520	CenterPoint Energy, Inc.	702,914
34,900	CMS Energy Corp.	1,184,157
9,860	Consolidated Edison, Inc.	606,883
15,827	Dominion Resources, Inc.	1,134,479
13,359	DTE Energy Co.	1,063,777
29,069	NiSource, Inc.	1,262,176
10,772	NorthWestern Corp.	561,114
23,507	PG&E Corp.	1,243,991
11,772	SCANA Corp.	623,681
14,294	Sempra Energy	1,517,594
15,646	Vectren Corp.	675,438
26,741	Wisconsin Energy Corp.	1,313,518

		12,972,873

	Oil & Gas Exploration & Production—4.4%
11,730	Energen Corp.	834,824
7,964	EQT Corp.	716,282

		1,551,106

	Oil & Gas Storage & Transportation—5.1%
23,936	ONEOK, Inc.	1,151,322
17,126	Spectra Energy Corp.	637,943

		1,789,265

	Water Utilities—6.1%
10,994	American States Water Co.	422,059
22,690	American Water Works Co., Inc.	1,237,059
17,418	Aqua America, Inc.	467,151

		2,126,269

	Total Common Stocks (Cost $32,464,386)	34,868,603

Number of Shares		Value
	Money Market Fund—0.2%
71,483	Invesco Premier Portfolio—Institutional Class(b) (Cost $71,483)	$71,483

	Total Investments (Cost $32,535,869)—100.1%	34,940,086
	Other assets less liabilities—(0.1)%	(46,665)

	Net Assets—100.0%	$34,893,421

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares NASDAQ Internet Portfolio (PNQI)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Alternative Carriers—0.3%
19,576	Cogent Communications Holdings, Inc.	$684,964

	Application Software—1.3%
33,496	NQ Mobile, Inc. Class A ADR (China)(b)(c)	128,625
51,526	Open Text Corp. (Canada)	2,606,185

		2,734,810

	Casinos & Gaming—0.1%
9,915	500.com Ltd., Class A ADR (China)(b)(c)	177,578

	Internet Retail—34.2%
11,785	1-800-FLOWERS.COM, Inc., Class A(c)	124,567
44,424	Amazon.com, Inc.(c)	18,737,155
4,999	Blue Nile, Inc.(c)	136,023
186,215	Cnova NV (Netherlands)(b)(c)	1,052,115
63,758	Ctrip.com International Ltd. ADR (China)(c)	4,060,109
48,071	Expedia, Inc., Class A	4,529,730
12,318	FTD Cos., Inc.(c)	351,556
283,969	Groupon, Inc., Class A(c)	1,965,065
232,171	JD.com, Inc. Class A ADR (China)(c)	7,791,659
13,484	Lands’ End, Inc.(c)	396,160
29,875	Liberty TripAdvisor Holdings, Inc., Class A(c)	887,586
17,587	MakeMyTrip Ltd. (India)(c)	372,493
17,781	Netflix, Inc.(c)	9,895,126
12,141	Nutrisystem, Inc.	231,286
10,143	Overstock.com, Inc.(c)	217,770
8,550	PetMed Express, Inc.(b)	135,347
13,648	Priceline Group, Inc. (The)(c)	16,893,631
19,925	Qunar Cayman Islands Ltd. Class B ADR (China)(b)(c)	933,088
15,930	Shutterfly, Inc.(c)	713,027
54,910	TripAdvisor, Inc., Class A(c)	4,419,706
28,839	zulily, Inc., Class A(b)(c)	359,478

		74,202,677

	Internet Software & Services—63.9%
20,026	21Vianet Group, Inc., Class A ADR (China)(b)(c)	411,935
17,124	Actua Corp.(c)	247,784
75,110	Akamai Technologies, Inc.(c)	5,541,616
24,692	Angie’s List, Inc.(b)(c)	144,942
33,089	AOL, Inc.(c)	1,320,251
16,850	Autohome, Inc., Class A ADR (China)(b)(c)	860,024
41,443	Baidu, Inc., Class A ADR (China)(c)	8,300,204
44,068	Bankrate, Inc.(c)	546,443
33,181	Bazaarvoice, Inc.(b)(c)	178,514
12,009	Benefitfocus, Inc.(b)(c)	414,911
17,319	Blucora, Inc.(c)	236,751
13,486	Borderfree, Inc.(c)	85,232
13,618	Brightcove, Inc.(c)	94,237
11,486	Carbonite, Inc.(c)	117,617
13,763	Cimpress NV(c)	1,155,266
17,095	comScore, Inc.(c)	895,094
13,559	Constant Contact, Inc.(c)	472,531
22,737	Cornerstone OnDemand, Inc.(c)	650,960
13,635	CoStar Group, Inc.(c)	2,787,403
19,421	Criteo SA ADR (France)(c)	805,195
22,940	Dealertrack Technologies, Inc.(c)	901,771
15,322	Demandware, Inc.(c)	943,835

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Internet Software & Services (continued)
22,793	DHI Group, Inc.(c)	$173,227
43,169	EarthLink Holdings Corp.	204,189
291,628	eBay, Inc.(c)	16,990,247
55,851	Endurance International Group Holdings, Inc.(b)(c)	1,024,307
14,474	Envestnet, Inc.(c)	741,937
23,180	Equinix, Inc. REIT	5,932,457
213,856	Facebook, Inc., Class A(c)	16,845,437
35,999	Gogo, Inc.(b)(c)	761,019
30,327	Google, Inc., Class C(c)	16,295,910
39,890	HomeAway, Inc.(c)	1,114,926
33,067	IAC/InterActiveCorp.	2,308,738
22,986	Internap Corp.(c)	216,068
20,173	j2 Global, Inc.	1,399,401
41,484	Limelight Networks, Inc.(c)	153,491
12,650	Liquidity Services, Inc.(c)	118,404
23,062	LivePerson, Inc.(c)	216,783
10,323	LogMeIn, Inc.(c)	662,530
15,490	Marin Software, Inc.(c)	93,560
17,390	Marketo, Inc.(c)	494,746
18,632	MercadoLibre, Inc. (Argentina)	2,651,893
38,322	Monster Worldwide, Inc.(c)	225,717
31,434	NetEase, Inc. ADR (China)	4,029,524
27,584	NIC, Inc.	468,928
88,242	Pandora Media, Inc.(c)	1,574,237
29,174	Perion Network Ltd. (Israel)(b)(c)	102,109
41,471	Qihoo 360 Technology Co. Ltd., Class A ADR (China)(b)(c)	2,500,701
18,774	QuinStreet, Inc.(c)	101,943
60,575	Rackspace Hosting, Inc.(c)	3,264,993
15,234	RealNetworks, Inc.(c)	100,087
22,912	RetailMeNot, Inc.(b)(c)	421,123
17,426	Rocket Fuel, Inc.(b)(c)	139,582
11,637	SciQuest, Inc.(c)	178,861
15,049	Shutterstock, Inc.(c)	1,015,657
27,885	SINA Corp. (China)(c)	1,226,801
16,240	Sohu.com, Inc. (China)(c)	1,079,148
6,714	Stamps.com, Inc.(c)	415,529
13,643	TechTarget, Inc.(c)	147,617
32,553	TrueCar, Inc.(b)(c)	501,967
175,626	Twitter, Inc.(c)	6,842,389
6,030	United Online, Inc.(c)	95,455
49,322	VeriSign, Inc.(c)	3,132,440
21,914	Web.com Group, Inc.(c)	402,560
15,702	WebMD Health Corp.(c)	693,243
19,248	Weibo Corp., Class A ADR (China)(c)	321,057
16,111	Wix.com Ltd. (Israel)(c)	313,681
16,285	Xoom Corp.(b)(c)	287,756
190,698	Yahoo!, Inc.(c)	8,117,060
107,853	Yandex NV, Class A (Russia)(c)	2,075,092
15,589	YY, Inc. ADR (China)(b)(c)	990,837
24,400	Zillow Group, Inc., Class A(b)(c)	2,382,416

		138,660,296

	IT Consulting & Other Services—0.1%
14,526	Perficient, Inc.(c)	299,671

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares NASDAQ Internet Portfolio (PNQI) (continued)

April 30, 2015

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Wireless Telecommunication Services—0.1%
15,304	Boingo Wireless, Inc.(c)	$126,411

	Total Common Stocks and Other Equity Interests (Cost $207,726,157)	216,886,407

	Money Market Fund—0.0%
63,879	Invesco Premier Portfolio—Institutional Class(d) (Cost $63,879)	63,879

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $207,790,036)—100.0%	216,950,286

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—4.1%
8,833,889	Invesco Liquid Assets Portfolio—Institutional Class(d)(e) (Cost $8,833,889)	8,833,889

	Total Investments (Cost $216,623,925)—104.1%	225,784,175
	Other assets less liabilities—(4.1)%	(8,933,249)

	Net Assets—100.0%	$216,850,926

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at April 30, 2015.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of April 30, 2015.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman & Co.	$8,510,763	$(8,510,763)	$—

*	Amount does not include excess collateral received, if any.

This Fund has holdings greater than 10% of net assets in the following country:

China	15.1%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

April 30, 2015

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)
Assets:
Unaffiliated investments, at value(a)	$78,098,813	$96,480,987	$97,699,369	$183,108,239
Affiliated investments, at value	94,342	99,851	138,857	298,040

Total investments, at value	78,193,155	96,580,838	97,838,226	183,406,279
Receivables:
Dividends	26,205	35,117	18,531	105,377
Securities lending	—	—	—	—
Shares sold	—	—	2,630,819	—

Total Assets	78,219,360	96,615,955	100,487,576	183,511,656

Liabilities:
Payables:
Investments purchased	—	—	2,627,714	—
Collateral upon return of securities loaned	—	—	—	—
Accrued advisory fees	25,145	23,302	26,956	45,066
Accrued trustees’ and officer’s fees	16,910	14,962	15,588	19,529
Accrued expenses	95,207	114,808	103,906	269,378

Total Liabilities	137,262	153,072	2,774,164	333,973

Net Assets	$78,082,098	$96,462,883	$97,713,412	$183,177,683

Net Assets Consist of:
Shares of beneficial interest	$100,611,111	$102,783,199	$101,850,934	$237,193,393
Undistributed net investment income (loss)	174,712	28,193	100,936	798,939
Undistributed net realized gain (loss)	(26,784,717)	(12,972,202)	(11,045,567)	(67,461,246)
Net unrealized appreciation	4,080,992	6,623,693	6,807,109	12,646,597

Net Assets	$78,082,098	$96,462,883	$97,713,412	$183,177,683

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,450,000	2,100,000	1,900,000	3,700,000
Net asset value	$53.85	$45.93	$51.43	$49.51

Market price	$53.80	$45.93	$51.43	$49.51

Unaffiliated investments, at cost	$74,017,821	$89,857,294	$90,892,260	$170,461,642

Affiliated investments, at cost	$94,342	$99,851	$138,857	$298,040

Total investments, at cost	$74,112,163	$89,957,145	$91,031,117	$170,759,682

(a) Includes securities on loan with an aggregate value of	$—	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares DWA Financial Momentum Portfolio (PFI)	PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$37,313,389	$178,907,807	$112,439,511	$64,612,469	$34,868,603	$216,886,407
1,193,068	116,298	111,650	98,758	71,483	8,897,768

38,506,457	179,024,105	112,551,161	64,711,227	34,940,086	225,784,175

39,514	—	14,583	1,603	43,458	—
—	—	—	—	—	9,335
—	—	—	—	—	—

38,545,971	179,024,105	112,565,744	64,712,830	34,983,544	225,793,510

—	—	—	—	—	—
—	—	—	—	—	8,833,889
6,322	62,932	41,351	16,644	7,232	108,695
14,679	18,198	17,172	15,638	15,679	—
78,373	140,528	93,400	92,819	67,212	—

99,374	221,658	151,923	125,101	90,123	8,942,584

$38,446,597	$178,802,447	$112,413,821	$64,587,729	$34,893,421	$216,850,926

$48,746,914	$221,026,640	$157,427,433	$92,592,443	$48,056,897	$220,541,886
88,523	(267,356)	127,791	(45,530)	124,956	(305,444)
(11,994,497)	(57,357,765)	(51,576,111)	(35,063,910)	(15,692,649)	(12,545,766)
1,605,657	15,400,928	6,434,708	7,104,726	2,404,217	9,160,250

$38,446,597	$178,802,447	$112,413,821	$64,587,729	$34,893,421	$216,850,926

1,250,000	3,100,000	2,400,000	1,600,000	1,550,000	3,000,000
$30.76	$57.68	$46.84	$40.37	$22.51	$72.28

$30.76	$57.64	$46.85	$40.36	$22.50	$72.26

$35,845,124	$163,506,879	$106,004,803	$57,507,743	$32,464,386	$207,726,157

$1,055,676	$116,298	$111,650	$98,758	$71,483	$8,897,768

$36,900,800	$163,623,177	$106,116,453	$57,606,501	$32,535,869	$216,623,925

$—	$—	$—	$—	$—	$8,510,763

47

Statements of Operations

For the year ended April 30, 2015

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	PowerShares DWA Energy Momentum Portfolio (PXI)
Investment Income:
Unaffiliated dividend income	$1,322,084	$756,188	$1,201,418	$3,237,457
Affiliated dividend income	18	16	16	41
Securities lending income	5,577	—	—	—
Foreign withholding tax	—	(1,220)	—	(1,752)

Total Income	1,327,679	754,984	1,201,434	3,235,746

Expenses:
Advisory fees	476,488	306,956	280,882	1,026,902
Sub-licensing fees	69,400	86,407	57,375	366,840
Accounting & administration fees	36,770	36,804	36,804	44,029
Professional fees	31,076	30,186	29,780	34,432
Trustees’ and officer’s fees	9,745	9,027	8,739	12,000
Custodian & transfer agent fees	6,877	4,522	5,030	6,675
Other expenses	24,529	21,838	20,422	37,932

Total Expenses	654,885	495,740	439,032	1,528,810

Less: Waivers	(82,563)	(127,515)	(102,091)	(290,380)

Net Expenses	572,322	368,225	336,941	1,238,430

Net Investment Income (Loss)	755,357	386,759	864,493	1,997,316

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(8,727,022)	(3,656,449)	(3,318,427)	(45,998,938)
In-kind redemptions	11,478,788	3,391,569	2,839,552	8,261,709

Net realized gain (loss)	2,751,766	(264,880)	(478,875)	(37,737,229)

Net change in unrealized appreciation (depreciation) on investment securities	(2,563,405)	8,042,533	7,201,245	(11,115,391)

Net realized and unrealized gain (loss)	188,361	7,777,653	6,722,370	(48,852,620)

Net increase (decrease) in net assets resulting from operations	$943,718	$8,164,412	$7,586,863	$(46,855,304)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares DWA Financial Momentum Portfolio (PFI)	PowerShares DWA Healthcare Momentum Portfolio (PTH)	PowerShares DWA Industrials Momentum Portfolio (PRN)	PowerShares DWA Technology Momentum Portfolio (PTF)	PowerShares DWA Utilities Momentum Portfolio (PUI)	PowerShares NASDAQ Internet Portfolio (PNQI)

$662,435	$252,800	$1,222,427	$646,728	$1,267,354	$659,922
37,781	15	17	21	8	19
—	—	—	—	—	164,986
—	—	(2,752)	—	(1,127)	(8,392)

700,216	252,815	1,219,692	646,749	1,266,235	816,535

190,642	584,473	634,045	304,403	205,108	1,694,618
30,564	98,204	64,697	63,023	24,138	—
36,770	36,771	36,770	36,777	36,771	—
30,846	30,718	31,922	30,025	30,076	—
8,559	9,697	10,384	8,959	8,531	—
6,544	6,835	6,979	5,242	5,759	—
19,049	23,245	24,429	21,347	18,998	—

322,974	789,943	809,226	469,776	329,381	1,694,618

(94,304)	(88,691)	(48,520)	(104,640)	(83,320)	(119)

228,670	701,252	760,706	365,136	246,061	1,694,499

471,546	(448,437)	458,986	281,613	1,020,174	(877,964)

(1,807,174)	(9,092,920)	(14,854,762)	(5,639,040)	(1,188,157)	(9,400,608)
3,945,029	14,076,061	5,922,786	8,767,755	3,544,904	32,558,387

2,137,855	4,983,141	(8,931,976)	3,128,715	2,356,747	23,157,779

1,494,315	19,902,877	8,773,867	10,043,793	(2,176,606)	20,785,790

3,632,170	24,886,018	(158,109)	13,172,508	180,141	43,943,569

$4,103,716	$24,437,581	$300,877	$13,454,121	$1,200,315	$43,065,605

49

Statements of Changes in Net Assets

For the years ended April 30, 2015 and 2014

	PowerShares DWA Basic Materials Momentum Portfolio (PYZ)		PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$755,357	$854,877	$386,759	$112,484
Net realized gain (loss)	2,751,766	17,417,241	(264,880)	6,822,592
Net change in unrealized appreciation (depreciation)	(2,563,405)	(2,979,184)	8,042,533	(4,467,963)

Net increase (decrease) in net assets resulting from operations	943,718	15,292,934	8,164,412	2,467,113

Distributions to Shareholders from:
Net investment income	(881,072)	(855,864)	(352,829)	(129,334)

Shareholder Transactions:
Proceeds from shares sold	64,480,821	73,661,881	74,536,962	59,400,392
Value of shares repurchased	(80,651,397)	(74,162,058)	(31,639,305)	(39,917,618)

Net increase (decrease) in net assets resulting from shares transactions	(16,170,576)	(500,177)	42,897,657	19,482,774

Increase (Decrease) in Net Assets	(16,107,930)	13,936,893	50,709,240	21,820,553

Net Assets:
Beginning of year	94,190,028	80,253,135	45,753,643	23,933,090

End of year	$78,082,098	$94,190,028	$96,462,883	$45,753,643

Undistributed net investment income (loss) at end of year	$174,712	$241,490	$28,193	$(39)

Changes in Shares Outstanding:
Shares sold	1,150,000	1,550,000	1,650,000	1,500,000
Shares repurchased	(1,500,000)	(1,600,000)	(700,000)	(1,050,000)
Shares outstanding, beginning of year	1,800,000	1,850,000	1,150,000	700,000

Shares outstanding, end of year	1,450,000	1,800,000	2,100,000	1,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)		PowerShares DWA Energy Momentum Portfolio (PXI)		PowerShares DWA Financial Momentum Portfolio (PFI)		PowerShares DWA Healthcare Momentum Portfolio (PTH)
2015	2014	2015	2014	2015	2014	2015	2014

$864,493	$600,840	$1,997,316	$1,039,264	$471,546	$313,310	$(448,437)	$5,402
(478,875)	11,759,367	(37,737,229)	28,951,519	2,137,855	5,834,367	4,983,141	18,995,154
7,201,245	(8,568,511)	(11,115,391)	8,823,850	1,494,315	(2,648,471)	19,902,877	(12,438,845)

7,586,863	3,791,696	(46,855,304)	38,814,633	4,103,716	3,499,206	24,437,581	6,561,711

(932,548)	(519,961)	(2,298,949)	(942,939)	(460,625)	(327,300)	—	(245,316)

76,936,911	40,671,117	116,145,756	211,564,193	31,087,185	41,859,075	161,411,849	129,950,062
(24,616,231)	(42,912,351)	(98,254,563)	(172,910,991)	(32,450,739)	(29,193,899)	(113,607,415)	(89,776,750)

52,320,680	(2,241,234)	17,891,193	38,653,202	(1,363,554)	12,665,176	47,804,434	40,173,312

58,974,995	1,030,501	(31,263,060)	76,524,896	2,279,537	15,837,082	72,242,015	46,489,707

38,738,417	37,707,916	214,440,743	137,915,847	36,167,060	20,329,978	106,560,432	60,070,725

$97,713,412	$38,738,417	$183,177,683	$214,440,743	$38,446,597	$36,167,060	$178,802,447	$106,560,432

$100,936	$168,991	$798,939	$496,931	$88,523	$42,017	$(267,356)	$(155,606)

1,500,000	950,000	1,950,000	3,950,000	1,000,000	1,550,000	2,900,000	2,850,000
(500,000)	(1,000,000)	(1,800,000)	(3,250,000)	(1,050,000)	(1,100,000)	(2,150,000)	(2,050,000)
900,000	950,000	3,550,000	2,850,000	1,300,000	850,000	2,350,000	1,550,000

1,900,000	900,000	3,700,000	3,550,000	1,250,000	1,300,000	3,100,000	2,350,000

51

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2015 and 2014

	PowerShares DWA Industrials Momentum Portfolio (PRN)		PowerShares DWA Technology Momentum Portfolio (PTF)
	2015	2014	2015	2014
Operations:
Net investment income (loss)	$458,986	$426,248	$281,613	$50,166
Net realized gain (loss)	(8,931,976)	20,871,490	3,128,715	9,068,960
Net change in unrealized appreciation (depreciation)	8,773,867	(7,691,104)	10,043,793	(7,416,013)

Net increase in net assets resulting from operations	300,877	13,606,634	13,454,121	1,703,113

Distributions to Shareholders from:
Net investment income	(407,957)	(341,196)	(406,069)	(65,769)

Shareholder Transactions:
Proceeds from shares sold	48,061,097	216,269,719	48,504,403	56,477,215
Value of shares repurchased	(105,162,426)	(98,486,362)	(50,489,939)	(36,642,270)

Net increase (decrease) in net assets resulting from shares transactions	(57,101,329)	117,783,357	(1,985,536)	19,834,945

Increase (Decrease) in Net Assets	(57,208,409)	131,048,795	11,062,516	21,472,289

Net Assets:
Beginning of year	169,622,230	38,573,435	53,525,213	32,052,924

End of year	$112,413,821	$169,622,230	$64,587,729	$53,525,213

Undistributed net investment income (loss) at end of year	$127,791	$76,762	$(45,530)	$(41,992)

Changes in Shares Outstanding:
Shares sold	1,000,000	4,800,000	1,250,000	1,700,000
Shares repurchased	(2,250,000)	(2,200,000)	(1,300,000)	(1,150,000)
Shares outstanding, beginning of year	3,650,000	1,050,000	1,650,000	1,100,000

Shares outstanding, end of year	2,400,000	3,650,000	1,600,000	1,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares DWA Utilities Momentum Portfolio (PUI)		PowerShares NASDAQ Internet Portfolio (PNQI)
2015	2014	2015	2014

$1,020,174	$902,306	$(877,964)	$(871,050)
2,356,747	7,202,577	23,157,779	34,722,920
(2,176,606)	(2,181,700)	20,785,790	(19,851,903)

1,200,315	5,923,183	43,065,605	13,999,967

(982,578)	(929,718)	—	—

11,737,939	16,775,859	65,104,807	317,679,346
(18,663,468)	(22,772,053)	(180,947,163)	(106,576,777)

(6,925,529)	(5,996,194)	(115,842,356)	211,102,569

(6,707,792)	(1,002,729)	(72,776,751)	225,102,536

41,601,213	42,603,942	289,627,677	64,525,141

$34,893,421	$41,601,213	$216,850,926	$289,627,677

$124,956	$87,360	$(305,444)	$(459,490)

500,000	850,000	950,000	4,950,000
(800,000)	(1,150,000)	(2,650,000)	(1,650,000)
1,850,000	2,150,000	4,700,000	1,400,000

1,550,000	1,850,000	3,000,000	4,700,000

53

Financial Highlights

PowerShares DWA Basic Materials Momentum Portfolio (PYZ)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$52.33	$43.38	$38.24	$40.66	$31.30
Net investment income(a)	0.43	0.51	0.63	0.47	0.86	(b)
Net realized and unrealized gain (loss) on investments	1.57	8.95	5.16	(2.46)	9.34
Total from investment operations	2.00	9.46	5.79	(1.99)	10.20
Distributions to shareholders from:
Net investment income	(0.48)	(0.51)	(0.65)	(0.43)	(0.84)
Net asset value at end of year	$53.85	$52.33	$43.38	$38.24	$40.66
Market price at end of year(c)	$53.80	$52.31	$43.29	$38.20	$40.67
Net Asset Value Total Return(d)	3.82%	21.97%	15.37%	(4.76)%	33.12%
Market Price Total Return(d)	3.77%	22.18%	15.26%	(4.88)%	32.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$78,082	$94,190	$80,253	$66,924	$97,591
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.64%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.69%	0.68%	0.72%	0.76%	0.79%
Net investment income, after Waivers	0.79%	1.08%	1.59%	1.33%	2.56	%(b)
Portfolio turnover rate(e)	80%	158%	63%	78%	28%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1.65 per share owned of Weyerhaeuser Co. on July 20, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.26 and 0.78%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$39.79	$34.19	$29.90	$27.54	$23.72
Net investment income(a)	0.27	0.17	0.39	0.18	0.20
Net realized and unrealized gain on investments	6.06	5.63	4.24	2.37	3.79
Total from investment operations	6.33	5.80	4.63	2.55	3.99
Distributions to shareholders from:
Net investment income	(0.19)	(0.20)	(0.34)	(0.19)	(0.17)
Net asset value at end of year	$45.93	$39.79	$34.19	$29.90	$27.54
Market price at end of year(b)	$45.93	$39.74	$34.16	$29.89	$27.53
Net Asset Value Total Return(c)	15.91%	16.97%	15.67%	9.41%	16.91%
Market Price Total Return(c)	16.06%	16.93%	15.60%	9.41%	16.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$96,463	$45,754	$23,933	$19,437	$20,657
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.64%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.81%	0.91%	0.93%	1.19%	1.24%
Net investment income, after Waivers	0.63%	0.42%	1.29%	0.69%	0.86%
Portfolio turnover rate(d)	114%	236%	130%	88%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares DWA Consumer Staples Momentum Portfolio (PSL)

	Year Ended April 30,
	2015		2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$43.04		$39.69	$32.61	$31.36	$26.74
Net investment income(a)	0.76	(b)	0.66	0.66	0.48	0.52
Net realized and unrealized gain on investments	8.37		3.26	7.13	1.22	4.61
Total from investment operations	9.13		3.92	7.79	1.70	5.13
Distributions to shareholders from:
Net investment income	(0.74)		(0.57)	(0.71)	(0.45)	(0.51)
Net asset value at end of year	$51.43		$43.04	$39.69	$32.61	$31.36
Market price at end of year(c)	$51.43		$43.03	$39.67	$32.60	$31.37
Net Asset Value Total Return(d)	21.28%		9.93%	24.29%	5.53%	19.46%
Market Price Total Return(d)	21.31%		9.97%	24.27%	5.47%	19.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$97,713		$38,738	$37,708	$39,131	$40,772
Ratio to average net assets of:
Expenses, after Waivers	0.60%		0.64%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.78%		0.79%	0.82%	0.89%	0.94%
Net investment income, after Waivers	1.54	%(b)	1.56%	1.94%	1.54%	1.91%
Portfolio turnover rate(e)	83%		175%	57%	35%	54%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $5.77 per share owned of Pilgrim’s Pride Corp. on January 28, 2015.. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.28 and 0.55%, respectively.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Energy Momentum Portfolio (PXI)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$60.41	$48.39	$40.45	$44.63	$29.75
Net investment income(a)	0.53	0.34	0.47	0.21	0.32
Net realized and unrealized gain (loss) on investments	(10.82)	12.01	8.13	(4.15)	14.77
Total from investment operations	(10.29)	12.35	8.60	(3.94)	15.09
Distributions to shareholders from:
Net investment income	(0.61)	(0.33)	(0.66)	(0.24)	(0.21)
Net asset value at end of year	$49.51	$60.41	$48.39	$40.45	$44.63
Market price at end of year(b)	$49.51	$60.37	$48.36	$40.47	$44.65
Net Asset Value Total Return(c)	(17.08)%	25.66%	21.48%	(8.79)%	51.01%
Market Price Total Return(c)	(17.02)%	25.66%	21.35%	(8.78)%	51.07%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$183,178	$214,441	$137,916	$141,562	$191,903
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.64%	0.66%	0.65%	0.65%
Expenses, prior to Waivers	0.74%	0.64%	0.69%	0.66%	0.74%
Net investment income, after Waivers	0.97%	0.65%	1.10%	0.54%	0.90%
Portfolio turnover rate(d)	109%	198%	80%	107%	35%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares DWA Financial Momentum Portfolio (PFI)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$27.82	$23.92	$20.08	$20.45	$18.46
Net investment income(a)	0.37	0.32	0.35	0.25	0.27
Net realized and unrealized gain (loss) on investments	2.92	3.93	3.83	(0.42)	2.04
Total from investment operations	3.29	4.25	4.18	(0.17)	2.31
Distributions to shareholders from:
Net investment income	(0.35)	(0.35)	(0.34)	(0.20)	(0.32)
Net asset value at end of year	$30.76	$27.82	$23.92	$20.08	$20.45
Market price at end of year(b)	$30.76	$27.79	$23.90	$20.07	$20.44
Net Asset Value Total Return(c)	11.84%	17.89%	21.07%	(0.66)%	12.76%
Market Price Total Return(c)	11.96%	17.86%	21.03%	(0.66)%	12.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,447	$36,167	$20,330	$18,071	$22,492
Ratio to average net assets of:
Expenses, after Waivers(d)	0.60%	0.64%	0.66%	0.65%	0.65%
Expenses, prior to Waivers(d)	0.85%	0.91%	1.10%	1.21%	1.30%
Net investment income, after Waivers	1.24%	1.20%	1.66%	1.33%	1.50%
Portfolio turnover rate(e)	115%	232%	118%	102%	59%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that the Fund bears indirectly is included in the Fund’s total return.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares DWA Healthcare Momentum Portfolio (PTH)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$45.34	$38.76	$32.29	$31.41	$25.68
Net investment income (loss)(a)	(0.20)	0.00 (b)	0.43	0.02	(0.05)
Net realized and unrealized gain on investments	12.54	6.73	6.39	0.86	5.78
Total from investment operations	12.34	6.73	6.82	0.88	5.73
Distributions to shareholders from:
Net investment income	—	(0.15)	(0.35)	—	—
Return of capital	—	—	—	—	—
Total distributions	—	(0.15)	(0.35)	—	—
Net asset value at end of year	$57.68	$45.34	$38.76	$32.29	$31.41
Market price at end of year(c)	$57.64	$45.34	$38.69	$32.30	$31.44
Net Asset Value Total Return(d)	27.22%	17.41%	21.31%	2.80%	22.31%
Market Price Total Return(d)	27.13%	17.62%	21.06%	2.74%	22.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$178,802	$106,560	$60,071	$37,134	$62,822
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.64%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.68%	0.68%	0.74%	0.82%	0.84%
Net investment income (loss), after Waivers	(0.38)%	0.01%	1.26%	0.05%	(0.21)%
Portfolio turnover rate(e)	151%	278%	93%	99%	63%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Industrials Momentum Portfolio (PRN)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$46.47	$36.74	$30.02	$32.47	$25.21
Net investment income(a)	0.17	0.19	0.52	0.22	0.17
Net realized and unrealized gain (loss) on investments	0.35	9.72	6.89	(2.48)	7.29
Total from investment operations	0.52	9.91	7.41	(2.26)	7.46
Distributions to shareholders from:
Net investment income	(0.15)	(0.18)	(0.65)	(0.19)	(0.20)
Return of capital	—	—	(0.04)	—	—
Total distributions	(0.15)	(0.18)	(0.69)	(0.19)	(0.20)
Net asset value at end of year	$46.84	$46.47	$36.74	$30.02	$32.47
Market price at end of year(b)	$46.85	$46.43	$36.72	$30.00	$32.48
Net Asset Value Total Return(c)	1.12%	27.01%	25.18%	(6.91)%	29.83%
Market Price Total Return(c)	1.23%	26.97%	25.19%	(7.00)%	29.92%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$112,414	$169,622	$38,573	$30,017	$113,629
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.63%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.64%	0.66%	0.92%	0.80%	0.88%
Net investment income, after Waivers	0.36%	0.43%	1.65%	0.77%	0.62%
Portfolio turnover rate(d)	121%	285%	116%	129%	48%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares DWA Technology Momentum Portfolio (PTF)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$32.44	$29.14	$27.29	$27.66	$23.60
Net investment income (loss)(a)	0.17	0.04	0.17	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	8.02	3.32	1.88	(0.38)	4.09
Total from investment operations	8.19	3.36	2.05	(0.37)	4.07
Distributions to shareholders from:
Net investment income	(0.26)	(0.06)	(0.20)	—	—
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.26)	(0.06)	(0.20)	—	(0.01)
Net asset value at end of year	$40.37	$32.44	$29.14	$27.29	$27.66
Market price at end of year(b)	$40.36	$32.45	$29.06	$27.28	$27.65
Net Asset Value Total Return(c)	25.29%	11.52%	7.59%	(1.34)%	17.26%
Market Price Total Return(c)	25.22%	11.86%	7.34%	(1.34)%	17.27%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$64,588	$53,525	$32,053	$31,387	$49,793
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.64%	0.65%	0.65%	0.65%
Expenses, prior to Waivers	0.77%	0.80%	0.89%	0.94%	0.91%
Net investment income (loss), after Waivers	0.46%	0.13%	0.63%	0.03%	(0.07)%
Portfolio turnover rate(d)	157%	263%	95%	108%	67%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

PowerShares DWA Utilities Momentum Portfolio (PUI)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$22.49	$19.82	$16.69	$17.12	$14.96
Net investment income(a)	0.57	0.47	0.45	0.41	0.48
Net realized and unrealized gain (loss) on investments	(0.01)	2.68	3.14	(0.38)	2.19
Total from investment operations	0.56	3.15	3.59	0.03	2.67
Distributions to shareholders from:
Net investment income	(0.54)	(0.48)	(0.46)	(0.46)	(0.51)
Net asset value at end of year	$22.51	$22.49	$19.82	$16.69	$17.12
Market price at end of year(b)	$22.50	$22.47	$19.79	$16.66	$17.13
Net Asset Value Total Return(c)	2.48%	16.27%	21.90%	0.26%	18.36%
Market Price Total Return(c)	2.53%	16.35%	21.94%	0.02%	18.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$34,893	$41,601	$42,604	$43,393	$47,089
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.80%	0.77%	0.81%	0.77%	0.89%
Net investment income, after Waivers	2.49%	2.31%	2.54%	2.45%	3.12%
Portfolio turnover rate(d)	47%	131%	48%	71%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions. For the fiscal year ended April 30, 2014, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

PowerShares NASDAQ Internet Portfolio (PNQI)

	Year Ended April 30,
	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of year	$61.62	$46.09	$41.08	$41.37	$27.99
Net investment income (loss)(a)	(0.21)	(0.27)	(0.01)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	10.87	15.80	5.04	(0.21)	13.44
Total from investment operations	10.66	15.53	5.03	(0.29)	13.38
Distributions to shareholders from:
Net investment income	—	—	(0.02)	—	—
Net asset value at end of year	$72.28	$61.62	$46.09	$41.08	$41.37
Market price at end of year(b)	$72.26	$61.51	$46.08	$41.08	$41.40
Net Asset Value Total Return(c)	17.30%	33.70%	12.26%	(0.70)%	47.80%
Market Price Total Return(c)	17.48%	33.48%	12.23%	(0.77)%	47.81%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$216,851	$289,628	$64,525	$63,678	$45,507
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.31)%	(0.42)%	(0.02)%	(0.22)%	(0.17)%
Portfolio turnover rate(d)	31%	21%	20%	23%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2015

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of April 30, 2015, the Trust offered fifty-three portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)	“DWA Basic Materials Momentum Portfolio”
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)	“DWA Consumer Cyclicals Momentum Portfolio”
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)	“DWA Consumer Staples Momentum Portfolio”
PowerShares DWA Energy Momentum Portfolio (PXI)	“DWA Energy Momentum Portfolio”
PowerShares DWA Financial Momentum Portfolio (PFI)	“DWA Financial Momentum Portfolio”
PowerShares DWA Healthcare Momentum Portfolio (PTH)	“DWA Healthcare Momentum Portfolio”
PowerShares DWA Industrials Momentum Portfolio (PRN)	“DWA Industrials Momentum Portfolio”
PowerShares DWA Technology Momentum Portfolio (PTF)	“DWA Technology Momentum Portfolio”
PowerShares DWA Utilities Momentum Portfolio (PUI)	“DWA Utilities Momentum Portfolio”
PowerShares NASDAQ Internet Portfolio (PNQI)	“NASDAQ Internet Portfolio”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of NASDAQ Internet Portfolio, which are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum Portfolio	Dorsey Wright Basic Materials Technical LeadersTM Index
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright Consumer Cyclicals Technical LeadersTM Index
DWA Consumer Staples Momentum Portfolio	Dorsey Wright Consumer Staples Technical LeadersTM Index
DWA Energy Momentum Portfolio	Dorsey Wright Energy Technical LeadersTM Index
DWA Financial Momentum Portfolio	Dorsey Wright Financials Technical LeadersTM Index
DWA Healthcare Momentum Portfolio	Dorsey Wright Healthcare Technical LeadersTM Index
DWA Industrials Momentum Portfolio	Dorsey Wright Industrials Technical LeadersTM Index
DWA Technology Momentum Portfolio	Dorsey Wright Technology Technical LeadersTM Index
DWA Utilities Momentum Portfolio	Dorsey Wright Utilities Technical LeadersTM Index
NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print. The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

60

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

61

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. Equity risk is the risk that the value of the securities that each Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities that a Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. NASDAQ Internet Portfolio is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Momentum Investing Risk. Each Fund (except NASDAQ Internet Portfolio) employs a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. The Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-date.

E. Expenses

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet Portfolio) is responsible for all of its own expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

NASDAQ Internet Portfolio has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

G. Securities Lending

During the fiscal year ended April 30, 2015, DWA Basic Materials Momentum Portfolio and NASDAQ Internet Portfolio participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

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Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund (except for NASDAQ Internet Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

As compensation for its services, NASDAQ Internet Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet Portfolio), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except NASDAQ Internet Portfolio) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2016. Offering costs excluded from the Expense Cap for each Fund are: (a) initial legal fees pertaining to the Fund’s Shares offered for sale; (b) initial Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2016. The Expense Agreement cannot be terminated during its term.

Further, through August 31, 2017, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2015, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum Portfolio	$82,563
DWA Consumer Cyclicals Momentum Portfolio	127,515
DWA Consumer Staples Momentum Portfolio	102,091
DWA Energy Momentum Portfolio	290,380
DWA Financial Momentum Portfolio	94,304
DWA Healthcare Momentum Portfolio	88,691
DWA Industrials Momentum Portfolio	48,520
DWA Technology Momentum Portfolio	104,640
DWA Utilities Momentum Portfolio	83,320
NASDAQ Internet Portfolio	119

The Expense Agreement provides that the fees waived or expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee was waived or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Expense Agreement does not apply to NASDAQ Internet Portfolio.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2015 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/16	4/30/17	4/30/18
DWA Basic Materials Momentum Portfolio	$161,565	$46,379	$32,772	$82,414
DWA Consumer Cyclicals Momentum Portfolio	276,171	76,493	72,285	127,393
DWA Consumer Staples Momentum Portfolio	224,106	63,480	58,654	101,972
DWA Energy Momentum Portfolio	321,854	31,818	—	290,036
DWA Financial Momentum Portfolio	247,098	83,041	69,854	94,203
DWA Healthcare Momentum Portfolio	168,246	41,317	38,353	88,576
DWA Industrials Momentum Portfolio	161,045	82,100	30,573	48,372
DWA Technology Momentum Portfolio	237,153	72,589	60,072	104,492
DWA Utilities Momentum Portfolio	208,827	71,758	53,817	83,252

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The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Full Name	Licensor
DWA Basic Materials Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Consumer Cyclicals Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Consumer Staples Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Energy Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Financial Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Healthcare Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Industrials Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Technology Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Utilities Momentum Portfolio	Dorsey Wright & Associates, Inc.
NASDAQ Internet Portfolio	NASDAQ OMX Group, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet Portfolio) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated with the Funds. The table below shows DWA Financial Momentum Portfolio’s transactions in, and earnings from, its investment in affiliates for the fiscal year ended April 30, 2015.

DWA Financial Momentum Portfolio

	Value April 30, 2014	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2015	Dividend Income
Invesco Ltd.	$1,316,326	$1,241,767	$(1,627,369)	$102,056	$81,873	$1,114,653	$37,768

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2015, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or

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liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Healthcare Momentum Portfolio
Equity Securities	$179,009,157	$—	$14,948	$179,024,105

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2015 and 2014:

	2015	2014
	Ordinary Income	Ordinary Income
DWA Basic Materials Momentum Portfolio	$881,072	$855,864
DWA Consumer Cyclicals Momentum Portfolio	352,829	129,334
DWA Consumer Staples Momentum Portfolio	932,548	519,961
DWA Energy Momentum Portfolio	2,298,949	942,939
DWA Financial Momentum Portfolio	460,625	327,300
DWA Healthcare Momentum Portfolio	—	245,316
DWA Industrials Momentum Portfolio	407,957	341,196
DWA Technology Momentum Portfolio	406,069	65,769
DWA Utilities Momentum Portfolio	982,578	929,718

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investment Securities	Capital Loss Carryforwards	Late-Year Ordinary/ Post-October Deferrals*	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum Portfolio	$188,975	$(14,263)	$3,438,457	$(21,852,135)	$(4,290,047)	$100,611,111	$78,082,098
DWA Consumer Cyclicals Momentum Portfolio	40,535	(12,342)	6,408,234	(11,061,329)	(1,695,414)	102,783,199	96,462,883
DWA Consumer Staples Momentum Portfolio	114,036	(13,100)	6,649,085	(8,553,360)	(2,334,183)	101,850,934	97,713,412
DWA Energy Momentum Portfolio	815,332	(16,393)	12,198,898	(33,428,115)	(33,585,432)	237,193,393	183,177,683
DWA Financial Momentum Portfolio	100,805	(12,282)	1,525,003	(11,257,410)	(656,433)	48,746,914	38,446,597
DWA Healthcare Momentum Portfolio**	—	(15,469)	14,537,610	(53,587,034)	(3,159,300)	221,026,640	178,802,447
DWA Industrials Momentum Portfolio	142,201	(14,410)	6,049,792	(45,676,431)	(5,514,764)	157,427,433	112,413,821
DWA Technology Momentum Portfolio**	—	(13,155)	6,926,319	(33,151,124)	(1,766,754)	92,592,443	64,587,729
DWA Utilities Momentum Portfolio	138,353	(13,397)	2,337,831	(14,660,946)	(965,317)	48,056,897	34,893,421
NASDAQ Internet Portfolio**	—	—	6,221,774	(7,423,170)	(2,489,564)	220,541,886	216,850,926

*	Includes net capital losses incurred after October 31 (“Post-October Capital Losses”) and the combination of ordinary losses incurred after December 31 within the taxable year and specified losses incurred after October 31 within the taxable year (“Late-Year Ordinary Losses”), that are deemed to arise on the first business day of each Fund’s next taxable year.

**	The DWA Healthcare Momentum Portfolio, DWA Technology Momentum Portfolio and NASDAQ Internet Portfolio incurred and will elect to defer Late-Year Ordinary Losses of $251,887, $32,375 and $305,444 and Post-October Capital Losses of $2,907,413, $1,734,379 and $2,184,120, respectively.

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards and expiration dates, for each Fund as of April 30, 2015:

					Post-effective/no expiration
	2016	2017	2018	2019	Short-Term	Long-Term	Total*	Expired
DWA Basic Materials Momentum Portfolio	$205,528	$3,783,798	$4,534,904	$2,521,492	$9,481,610	$1,324,803	$21,852,135	$—
DWA Consumer Cyclicals Momentum Portfolio	1,246,058	1,993,654	—	2,042,056	5,779,561	—	11,061,329	—
DWA Consumer Staples Momentum Portfolio	562,037	2,156,980	3,935,363	1,180,566	718,414	—	8,553,360	—
DWA Energy Momentum Portfolio	880,885	2,869,667	3,914,682	1,167,692	24,595,189	—	33,428,115	—
DWA Financial Momentum Portfolio	614,940	1,821,971	4,413,894	1,979,006	2,427,599	—	11,257,410	—
DWA Healthcare Momentum Portfolio	2,234,184	17,890,879	18,737,951	2,739,963	11,984,057	—	53,587,034	—
DWA Industrials Momentum Portfolio	1,476,057	6,525,387	21,245,288	2,746,746	13,682,953	—	45,676,431	—
DWA Technology Momentum Portfolio	2,465,875	8,220,697	7,658,564	3,016,840	11,789,148	—	33,151,124	—
DWA Utilities Momentum Portfolio	2,124,736	1,366,073	5,885,935	874,386	3,759,657	650,159	14,660,946	430,964
NASDAQ Internet Portfolio	—	—	3,360	74,863	4,425,721	2,919,226	7,423,170	—

*	Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7. Investment Transactions

For the fiscal year ended April 30, 2015, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum Portfolio	$76,170,749	$75,424,412
DWA Consumer Cyclicals Momentum Portfolio	72,287,193	71,881,454
DWA Consumer Staples Momentum Portfolio	47,201,975	47,439,224
DWA Energy Momentum Portfolio	225,699,052	226,098,746
DWA Financial Momentum Portfolio	45,078,319	44,549,068
DWA Healthcare Momentum Portfolio	185,169,933	186,568,014
DWA Industrials Momentum Portfolio	157,096,431	158,297,566
DWA Technology Momentum Portfolio	100,856,702	97,233,910
DWA Utilities Momentum Portfolio	19,632,489	19,266,329
NASDAQ Internet Portfolio	86,003,338	92,688,388

For the fiscal year ended April 30, 2015, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Basic Materials Momentum Portfolio	$64,473,735	$81,418,980
DWA Consumer Cyclicals Momentum Portfolio	74,539,272	32,007,545
DWA Consumer Staples Momentum Portfolio	76,873,684	24,344,439
DWA Energy Momentum Portfolio	116,036,767	98,140,397
DWA Financial Momentum Portfolio	31,022,740	32,795,025
DWA Healthcare Momentum Portfolio	161,791,247	112,978,451
DWA Industrials Momentum Portfolio	48,015,423	103,804,231
DWA Technology Momentum Portfolio	45,626,768	51,235,900
DWA Utilities Momentum Portfolio	11,735,596	18,923,774
NASDAQ Internet Portfolio	65,104,327	175,150,494

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At April 30, 2015, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost
DWA Basic Materials Momentum Portfolio	$5,078,584	$(1,640,127)	$3,438,457	$74,754,698
DWA Consumer Cyclicals Momentum Portfolio	7,203,685	(795,451)	6,408,234	90,172,604
DWA Consumer Staples Momentum Portfolio	9,079,987	(2,430,902)	6,649,085	91,189,141
DWA Energy Momentum Portfolio	16,007,032	(3,808,134)	12,198,898	171,207,381
DWA Financial Momentum Portfolio	2,620,019	(1,095,016)	1,525,003	36,981,454
DWA Healthcare Momentum Portfolio	20,909,156	(6,371,546)	14,537,610	164,486,495
DWA Industrials Momentum Portfolio	9,408,266	(3,358,474)	6,049,792	106,501,369
DWA Technology Momentum Portfolio	7,749,243	(822,924)	6,926,319	57,784,908
DWA Utilities Momentum Portfolio	2,939,244	(601,413)	2,337,831	32,602,255
NASDAQ Internet Portfolio	23,255,920	(17,034,146)	6,221,774	219,562,401

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards on April 30, 2015, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2015, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum Portfolio	$58,937	$(10,865,142)	$10,806,205
DWA Consumer Cyclicals Momentum Portfolio	(5,698)	(3,250,167)	3,255,865
DWA Consumer Staples Momentum Portfolio	—	(2,694,512)	2,694,512
DWA Energy Momentum Portfolio	603,641	(7,589,202)	6,985,561
DWA Financial Momentum Portfolio	35,585	(3,861,946)	3,826,361
DWA Healthcare Momentum Portfolio	336,687	(13,402,896)	13,066,209
DWA Industrials Momentum Portfolio	—	(5,792,308)	5,792,308
DWA Technology Momentum Portfolio	120,918	(8,627,745)	8,506,827
DWA Utilities Momentum Portfolio	—	(2,997,578)	2,997,578
NASDAQ Internet Portfolio	1,032,010	(26,979,180)	25,947,170

Note 9. Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet Portfolio. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

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To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio, PowerShares DWA Utilities Momentum Portfolio and PowerShares NASDAQ Internet Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the “Funds”) at April 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

June 24, 2015

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Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust (excluding PowerShares NASDAQ Internet Portfolio), you incur advisory fees and other Fund expenses. As a shareholder of a Fund of the PowerShares NASDAQ Internet Portfolio, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2015.

In addition to the fees and expenses which the PowerShares DWA Financial Momentum Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Basic Materials Momentum Portfolio (PYZ)
Actual	$1,000.00	$996.06	0.60%	$2.97
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Consumer Cyclicals Momentum Portfolio (PEZ)
Actual	1,000.00	1,102.73	0.60	3.13
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Consumer Staples Momentum Portfolio (PSL)
Actual	1,000.00	1,058.33	0.60	3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Energy Momentum Portfolio (PXI)
Actual	1,000.00	937.22	0.61	2.93
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06

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Fees and Expenses (continued)

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Financial Momentum Portfolio (PFI)
Actual	1,000.00	1,028.43	0.60	3.02
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Healthcare Momentum Portfolio (PTH)
Actual	1,000.00	1,091.36	0.60	3.11
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Industrials Momentum Portfolio (PRN)
Actual	1,000.00	1,001.95	0.60	2.98
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Technology Momentum Portfolio (PTF)
Actual	1,000.00	1,126.20	0.60	3.16
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares DWA Utilities Momentum Portfolio (PUI)
Actual	1,000.00	972.03	0.60	2.93
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
PowerShares NASDAQ Internet Portfolio (PNQI)
Actual	1,000.00	1,059.34	0.60	3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2015. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2015:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends-Received Deduction*
DWA Basic Materials Momentum Portfolio	100%	100%
DWA Consumer Cyclicals Momentum Portfolio	100%	100%
DWA Consumer Staples Momentum Portfolio	100%	100%
DWA Energy Momentum Portfolio	100%	100%
DWA Financial Momentum Portfolio	100%	100%
DWA Healthcare Momentum Portfolio	0%	0%
DWA Industrials Momentum Portfolio	100%	100%
DWA Technology Momentum Portfolio	100%	100%
DWA Utilities Momentum Portfolio	100%	100%
NASDAQ Internet Portfolio	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by a Trustee are shown below.

The Trustees and officers information is current as of April 30, 2015.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	120	None

Todd J. Barre—1957 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	120	None

Marc M. Kole—1960 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2006	Retired. Formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	120	None

Yung Bong Lim—1964 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	120	None

Philip M. Nussbaum—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (2004-Present).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker—1961 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	120	None

Donald H. Wilson—1959 c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	120	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the “Fund Family” consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

The Trustee who is an “interested person” (the “Non-Independent Trustee”) and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustees	Other Directorships Held by Non-Independent Trustees During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc. and Invesco Asset Management (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	120	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2015, the Fund Complex consisted of the Trust’s 53 portfolios and four other exchange-traded fund trusts with 67 portfolios advised by the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg—1974 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—U.S. Strategy and Marketing (2010-Present) and Principal Executive Officer (2015-Present), Invesco PowerShares Capital Management LLC; Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007) and Director, Invesco Distributors, Inc. (2012-2015).

Peter Hubbard—1981 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street Suite 800, Toronto, Ontario M2N 6X7	Vice President	Since 2009	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2009-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Invesco Financial Services Ltd. and Trimark Investments Ltd. (2014-Present); formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris—1964 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

*	This is the date the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Rudolf E. Reitmann—1971 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (2013-Present).

Daniel E. Draper—1968 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Senior Vice President, Invesco Distributors, Inc. (2014-Present); Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Managing Director, Invesco PowerShares Capital Management LLC (2013-Present); formerly, Managing Director, Credit Suisse Asset Management (2010–2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill—1964 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2013-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (2011-Present); Principal Financial and Accounting Officer—Investment Pools, Invesco PowerShares Capital Management LLC (2015-Present); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe—1969 Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Compliance Officer	Since 2012	Deputy Chief Compliance Officer of Invesco Advisers, Inc. (2014-Present); Chief Compliance Officer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2012-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); U.S. Compliance Director, Invesco, Ltd. (2006-Present); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013).

Anna Paglia—1974 Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust (2011-Present) and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the Officers began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

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Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 51 series (each, a “Fund” and collectively, the “Funds”):

PowerShares Aerospace & Defense Portfolio

PowerShares BuyBack Achievers™ Portfolio

PowerShares Cleantech™ Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares DWA Momentum Portfolio

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Financial Preferred Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Fundamental Pure Large Core Portfolio

PowerShares Fundamental Pure Large Growth Portfolio

PowerShares Fundamental Pure Large Value Portfolio

PowerShares Fundamental Pure Mid Core Portfolio

PowerShares Fundamental Pure Mid Growth Portfolio

PowerShares Fundamental Pure Mid Value Portfolio

PowerShares Fundamental Pure Small Core Portfolio

PowerShares Fundamental Pure Small Growth Portfolio

PowerShares Fundamental Pure Small Value Portfolio

PowerShares Global Listed Private Equity Portfolio

PowerShares Golden Dragon China Portfolio

PowerShares High Yield Equity Dividend Achievers TM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares S&P 500® High Quality Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

PowerShares Zacks Micro Cap Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2014, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between PowerShares Global Listed Private Equity Portfolio and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each applicable period the

79

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and net expense ratio, as compared to information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

—	0.50% of the Fund’s average daily net assets for each Fund other than PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio, PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio, PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio;

—	0.40% of the Fund’s average daily net assets for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio; and

—	0.29% of the Fund’s average daily net assets for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[1], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[1], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[1], PowerShares Fundamental Pure Small Growth Portfolio, PowerShares Fundamental Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2016, as set forth below:

—	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares DWA NASDAQ Momentum Portfolio and PowerShares Dynamic Market Portfolio;

—	0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio and PowerShares International Dividend Achievers™ Portfolio;

—	0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each of PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Fundamental Pure Large Core Portfolio[2], PowerShares Fundamental Pure Large Growth Portfolio, PowerShares Fundamental Pure Large Value Portfolio, PowerShares Fundamental Pure Mid Core Portfolio[2], PowerShares Fundamental Pure Mid Growth Portfolio, PowerShares Fundamental Pure Mid Value Portfolio, PowerShares Fundamental Pure Small Core Portfolio[2], PowerShares Fundamental Pure Small Growth Portfolio and PowerShares Fundamental Pure Small Value Portfolio;

[1]	The annual management fee for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced to 0.25% of each Fund’s average daily net assets, effective May 22, 2015. Pure Small Value Portfolio and PowerShares S&P 500® High Quality Portfolio.
[2]	The Expense Cap for PowerShares Fundamental Pure Large Core Portfolio, PowerShares Fundamental Pure Mid Core Portfolio and PowerShares Fundamental Pure Small Core Portfolio will be reduced such that annual operating expenses of each Fund will not exceed 0.25% of its average daily net assets, effective May 22, 2015.

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Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

—	0.29%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares S&P 500® High Quality Portfolio;

—	0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for PowerShares DWA Basic Materials Momentum Portfolio, PowerShares DWA Consumer Cyclicals Momentum Portfolio, PowerShares DWA Consumer Staples Momentum Portfolio, PowerShares DWA Energy Momentum Portfolio, PowerShares DWA Financial Momentum Portfolio, PowerShares DWA Healthcare Momentum Portfolio, PowerShares DWA Industrials Momentum Portfolio, PowerShares DWA Technology Momentum Portfolio and PowerShares DWA Utilities Momentum Portfolio; and

—	0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the advisory fees for certain Funds were equal to or lower than the median advisory fees of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the advisory fees for all of the Funds were lower than the median advisory fees of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio	X	N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio			X
PowerShares DWA Utilities Momentum Portfolio			X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio	X	N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X

[3]	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

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Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median[3]	Equal to/Lower than Open-End Active Fund Median
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio			X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Software Portfolio			X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	X		X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio			X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio	X		X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio	X	X	X
PowerShares Global Listed Private Equity Portfolio	X	N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X
PowerShares S&P 500 High Quality Portfolio			X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees determined that the advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares Aerospace & Defense Portfolio		N/A	X
PowerShares Buyback Achievers Portfolio			X
PowerShares Cleantech Portfolio		N/A	X
PowerShares Dividend Achievers Portfolio		X	X

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Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares DWA Basic Materials Momentum Portfolio		N/A	X
PowerShares DWA Consumer Cyclicals Momentum Portfolio		N/A	X
PowerShares DWA Consumer Staples Momentum Portfolio		N/A	X
PowerShares DWA Energy Momentum Portfolio		N/A	X
PowerShares DWA Financial Momentum Portfolio		N/A	X
PowerShares DWA Healthcare Momentum Portfolio		N/A	X
PowerShares DWA Industrials Momentum Portfolio		N/A	X
PowerShares DWA Momentum Portfolio		X	X
PowerShares DWA NASDAQ Momentum Portfolio		X	X
PowerShares DWA Technology Momentum Portfolio		X	X
PowerShares DWA Utilities Momentum Portfolio		X	X
PowerShares Dynamic Biotechnology & Genome Portfolio		N/A	X
PowerShares Dynamic Building & Construction Portfolio		N/A	X
PowerShares Dynamic Energy Exploration & Production Portfolio		N/A	X
PowerShares Dynamic Food & Beverage Portfolio		N/A	X
PowerShares Dynamic Large Cap Growth Portfolio			X
PowerShares Dynamic Large Cap Value Portfolio			X
PowerShares Dynamic Leisure and Entertainment Portfolio		N/A	X
PowerShares Dynamic Market Portfolio			X
PowerShares Dynamic Media Portfolio		N/A	X
PowerShares Dynamic Networking Portfolio		X	X
PowerShares Dynamic Oil & Gas Services Portfolio		N/A	X
PowerShares Dynamic Pharmaceuticals Portfolio		N/A	X
PowerShares Dynamic Retail Portfolio		N/A	X
PowerShares Dynamic Semiconductors Portfolio		X	X
PowerShares Dynamic Software Portfolio		X	X
PowerShares Financial Preferred Portfolio	X	N/A	X
PowerShares FTSE RAFI US 1000 Portfolio			X
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		X	X
PowerShares Fundamental Pure Large Core Portfolio		X	X
PowerShares Fundamental Pure Large Growth Portfolio		X	X
PowerShares Fundamental Pure Large Value Portfolio			X
PowerShares Fundamental Pure Mid Core Portfolio		X	X
PowerShares Fundamental Pure Mid Growth Portfolio	X	X	X
PowerShares Fundamental Pure Mid Value Portfolio		X	X
PowerShares Fundamental Pure Small Core Portfolio		X	X
PowerShares Fundamental Pure Small Growth Portfolio		X	X
PowerShares Fundamental Pure Small Value Portfolio		X	X
PowerShares Global Listed Private Equity Portfolio		N/A	X
PowerShares Golden Dragon China Portfolio	X	N/A	X
PowerShares High Yield Equity Dividend Achievers Portfolio		X	X
PowerShares International Dividend Achievers Portfolio	X	X	X

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

PowerShares Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
PowerShares S&P 500 High Quality Portfolio	X	X	X
PowerShares Water Resources Portfolio		N/A	X
PowerShares WilderHill Clean Energy Portfolio		N/A	X
PowerShares WilderHill Progressive Energy Portfolio		N/A	X
PowerShares Zacks Micro Cap Portfolio			X

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund’s expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund’s Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares DWA NASDAQ Momentum Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

84

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2015, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares NASDAQ Internet Portfolio and PowerShares S&P 500 BuyWrite Portfolio (each, a “Fund” and together, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered to and amounts paid by other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of the execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year and since-inception (June 12, 2008 for PowerShares NASDAQ Internet Portfolio and December 20, 2007 for PowerShares S&P 500 BuyWrite Portfolio) periods ended December 31, 2014, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for any tracking error. The Trustees noted that for each period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Trustees noted that the Adviser represented that it does not serve as an investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds. The Trustees noted that PowerShares NASDAQ Internet Portfolio’s net expense ratio was higher than the median net expense ratio of its ETF peer funds, but was lower than the median net expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that PowerShares S&P 500 BuyWrite Portfolio’s net expense ratio was lower than the median net expense ratios of its ETF peer funds, open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund’s advisory fee was reasonable because of the nature of the indexes, the distinguishing factors of the Funds and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Adviser on its overall profitability as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund.

86

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2015 Invesco PowerShares Capital Management LLC		P-PS-AR-3
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2015.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Services Approved for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Services Approved for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$ 702,453	N/A	$ 671,700	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$400,749	0%	$408,510	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$1,103,202	0%	$1,080,210	0%

(1) For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement,

(ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2) Tax fees for the fiscal year ended April 30, 2015 include fees billed for reviewing tax returns, 2014 excise tax returns and excise tax distributions calculations. Tax fees for the fiscal year ended April 30, 2014 included fees billed for reviewing tax returns, 2013 excise tax returns and excise tax distribution calculations in addition to preparing the final tax returns for the two liquidated portfolios of the Registrant.

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

Adopted June 26, 2009, amended March 12, 2015

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f)	Not applicable.

(g)	PwC billed the Registrant aggregate fees of $400,749 for the fiscal year ended April 30, 2015 and $408,510 for the fiscal year ended April 30, 2014 for non-audit services rendered to the Registrant.

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any Sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended April 30, 2015 and April 30, 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are, Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)	Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   PowerShares Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	June 24, 2015

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg

Name:	Andrew Schlossberg
Title:	President

Date:	June 24, 2015

By:	/s/ Steven Hill

Name:	Steven Hill
Title:	Treasurer

Date:	June 24, 2015